UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-05361

Variable Insurance Products Fund V

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2022

Item 1.

Reports to Stockholders

Fidelity® Variable Insurance Products:

Strategic Income Portfolio

Annual Report
December 31, 2022

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.
Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2022	Past 1 year	Past 5 years	Past 10 years
Initial Class	-11.26%	1.35%	2.46%
Service Class	-11.38%	1.26%	2.37%
Service Class 2	-11.52%	1.09%	2.20%
Investor Class	-11.33%	1.32%	2.43%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Strategic Income Portfolio - Initial Class, a class of the fund, on December 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg U.S. Universal Bond Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
Asset prices around the world experienced a synchronous downturn for most of 2022, as crosscurrents challenged the global economy and financial markets. Persistently high inflation in some markets, exacerbated by energy price shocks from the Russia-Ukraine conflict, spurred the U.S. Federal Reserve and other central banks to aggressively tighten monetary policy. This led to a broad retreat from risk and declining prices for stocks and bonds through September. In Q4, markets experienced a sharp reversal amid optimism on inflation and policy easing, and riskier assets rallied to cap a tumultuous year. Against this backdrop, the Fidelity Strategic Income Composite Index SM returned -11.68%. Within the index, floating-rate debt fared best, with the S&P LSTA ® Leveraged Performing Loan Index, a proxy for the floating-rate loan market, returning -0.61%. This fixed-income asset class benefited from its lack of sensitivity to rising interest rates. U.S. government debt, as reflected in the Bloomberg U.S. Government Bond Index, returned -12.32%, while non-U.S. developed-markets debt, as measured by the Bloomberg Global Aggregate Developed Markets Ex USD GDP Weighted Index (Hedged), had a return of -12.60%. High-yield bonds struggled as credit spreads widened, with this asset class returning -11.21%, according to the ICE BofA ® U.S. High Yield Constrained Index. Of final note, emerging-markets debt returned -15.24%, per the Bloomberg Emerging Markets Aggregate USD Bond Index.
Comments from Co-Lead Portfolio Manager Adam Kramer:
For the fiscal year, the fund's share classes returned about -12% to -11%, roughly in line with the Fidelity Strategic Income Composite Index, performing roughly in line with the Fidelity Strategic Income Composite Index SM . Favorable security selection in the fund's high-yield bond subportfolio boosted the fund's relative performance most in 2022. Picks within the energy and banking industries contributed notably, as did the subportfolio's average 8% cash stake in a steeply declining high-yield-bond market. High-yield bond investment choices in the technology & electronics industry, however, along with the subportfolio's exposure to equities, hurt. Security selection in the emerging-markets debt subportfolio added relative value the past year. Specifically, picks in Russia, where the subportfolio had a minimal stake, was a notable positive, as was its 11% average cash position, which buffered the subportfolio's decline as the market sharply fell. The subportfolio's slight overweighting in Ukrainian bonds and a large underweight in China proved beneficial. Other positive factors included an overweight and security selection in floating-rate debt, as well as bond picking and a large underweight in the developed international debt subportfolio. Exposure to U.S. government bonds, especially an allocation to U.S. Treasury futures, detracted, as these securities generally struggled amid sharply rising interest rates.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary December 31, 2022 (Unaudited)
The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Fixed-Income Central Funds.
Top Bond Issuers (% of Fund's net assets)
(with maturities greater than one year)
U.S. Treasury Obligations	26.6
CCO Holdings LLC/CCO Holdings Capital Corp.	1.1
JPMorgan Chase & Co.	1.1
Fannie Mae	1.0
TransDigm, Inc.	1.2
Freddie Mac	1.0
Bank of America Corp.	0.9
German Federal Republic	0.8
Citigroup, Inc.	0.7
United Kingdom, Great Britain and Northern Ireland	0.8
35.2

Market Sectors (% of Fund's net assets)

Financials	8.7
Energy	8.3
Consumer Discretionary	7.7
Communication Services	6.8
Industrials	5.8
Materials	4.5
Information Technology	3.4
Health Care	3.0
Utilities	2.6
Consumer Staples	2.1
Real Estate	1.2

Quality Diversification (% of Fund's net assets)

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of Fund's net assets)

Foreign investments - 24.2%
Futures - 9.1%
Currency Contracts - (5.0)%
Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional. fidelity.com, as applicable.
Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are based on country or territory of incorporation and are adjusted for the effect of derivatives, if applicable.

Schedule of Investments December 31, 2022
Showing Percentage of Net Assets
Corporate Bonds - 37.8%
		Principal Amount (a)	Value ($)
Convertible Bonds - 0.2%
ENERGY - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
Mesquite Energy, Inc. 15% 7/15/23 (b)(c)		119,924	764,228
Mesquite Energy, Inc. 15% 7/15/23 (b)(c)		208,674	1,329,796
			2,094,024
FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
New Cotai LLC 5% 2/24/27 (c)		287,602	462,723

TOTAL CONVERTIBLE BONDS			2,556,747
Nonconvertible Bonds - 37.6%
COMMUNICATION SERVICES - 5.7%
Diversified Telecommunication Services - 2.2%
Altice France SA:
5.125% 7/15/29(d)		3,835,000	2,875,265
5.5% 1/15/28(d)		1,190,000	931,913
5.5% 10/15/29(d)		2,810,000	2,142,709
8.125% 2/1/27(d)		370,000	337,026
Axtel S.A.B. de CV 6.375% 11/14/24 (d)		100,000	81,550
C&W Senior Financing Designated Activity Co. 6.875% 9/15/27 (d)		2,745,000	2,542,213
Cablevision Lightpath LLC:
3.875% 9/15/27(d)		325,000	267,847
5.625% 9/15/28(d)		260,000	193,161
Cogent Communications Group, Inc. 7% 6/15/27 (d)		280,000	274,380
Colombia Telecomunicaciones SA 4.95% 7/17/30 (d)		210,000	167,646
Frontier Communications Holdings LLC:
5% 5/1/28(d)		1,165,000	1,015,903
5.875% 10/15/27(d)		620,000	575,713
8.75% 5/15/30(d)		280,000	284,690
IHS Holding Ltd. 5.625% 11/29/26 (d)		415,000	344,398
Level 3 Financing, Inc. 3.75% 7/15/29 (d)		1,140,000	820,082
Liquid Telecommunications Financing PLC 5.5% 9/4/26 (d)		605,000	433,256
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc.:
4.75% 4/30/27(d)		280,000	246,362
6% 2/15/28(d)		235,000	181,957
Qtel International Finance Ltd.:
2.625% 4/8/31(d)		460,000	394,450
5% 10/19/25(d)		230,000	230,115
Qwest Corp. 7.25% 9/15/25		35,000	35,217
Sable International Finance Ltd. 5.75% 9/7/27 (d)		1,467,000	1,355,141
Sprint Capital Corp.:
6.875% 11/15/28		5,882,000	6,105,163
8.75% 3/15/32		1,346,000	1,601,875
Telefonica Celular del Paraguay SA 5.875% 4/15/27 (d)		570,000	549,801
Telenet Finance Luxembourg Notes SARL 5.5% 3/1/28 (d)		600,000	540,000
Turk Telekomunikasyon A/S 6.875% 2/28/25 (d)		790,000	741,761
Verizon Communications, Inc. 4.75% 10/31/34	EUR	1,205,000	1,330,601
Virgin Media Finance PLC 5% 7/15/30 (d)		1,385,000	1,109,631
Windstream Escrow LLC 7.75% 8/15/28 (d)		2,470,000	2,012,618
Zayo Group Holdings, Inc. 4% 3/1/27 (d)		900,000	664,713
			30,387,157
Entertainment - 0.0%
Roblox Corp. 3.875% 5/1/30 (d)		1,160,000	914,312

Interactive Media & Services - 0.1%
Baidu, Inc.:
1.72% 4/9/26		460,000	406,212
2.375% 10/9/30		270,000	213,902
Tencent Holdings Ltd.:
1.81% 1/26/26(d)		240,000	215,700
2.39% 6/3/30(d)		295,000	240,906
2.88% 4/22/31(d)		200,000	166,000
3.975% 4/11/29(d)		180,000	165,296
			1,408,016
Media - 3.0%
Altice Financing SA:
5% 1/15/28(d)		2,415,000	1,944,075
5.75% 8/15/29(d)		1,190,000	936,010
Block Communications, Inc. 4.875% 3/1/28 (d)		410,000	357,725
Cable Onda SA 4.5% 1/30/30 (d)		1,020,000	908,438
CCO Holdings LLC/CCO Holdings Capital Corp.:
4.25% 2/1/31(d)		1,005,000	806,126
4.5% 8/15/30(d)		4,690,000	3,874,667
4.5% 5/1/32		665,000	529,340
4.75% 3/1/30(d)		4,810,000	4,148,216
5% 2/1/28(d)		335,000	304,177
5.375% 6/1/29(d)		4,800,000	4,340,496
5.5% 5/1/26(d)		1,225,000	1,185,923
6.375% 9/1/29(d)		595,000	559,145
Clear Channel International BV 6.625% 8/1/25 (d)		965,000	920,807
Clear Channel Outdoor Holdings, Inc. 7.5% 6/1/29 (d)		570,000	418,534
CSC Holdings LLC:
3.375% 2/15/31(d)		860,000	560,836
4.5% 11/15/31(d)		1,435,000	995,623
5.375% 2/1/28(d)		1,190,000	959,438
6.5% 2/1/29(d)		1,320,000	1,079,100
Diamond Sports Group LLC/Diamond Sports Finance Co. 5.375% 8/15/26 (d)		2,455,000	288,463
DISH DBS Corp.:
5.25% 12/1/26(d)		685,000	576,999
5.75% 12/1/28(d)		685,000	546,716
DISH Network Corp. 11.75% 11/15/27 (d)		590,000	607,641
Gannett Holdings LLC 6% 11/1/26 (d)		400,000	326,000
Gray Escrow II, Inc. 5.375% 11/15/31 (d)		805,000	580,123
LCPR Senior Secured Financing DAC:
5.125% 7/15/29(d)		1,370,000	1,134,919
6.75% 10/15/27(d)		544,000	508,640
Nexstar Broadcasting, Inc.:
4.75% 11/1/28(d)		1,335,000	1,154,775
5.625% 7/15/27(d)		1,275,000	1,169,631
Quebecor Media, Inc. 5.75% 1/15/23		790,000	788,112
Radiate Holdco LLC/Radiate Financial Service Ltd. 4.5% 9/15/26 (d)		945,000	694,292
Scripps Escrow II, Inc. 3.875% 1/15/29 (d)		165,000	132,413
Sirius XM Radio, Inc.:
3.125% 9/1/26(d)		425,000	377,375
3.875% 9/1/31(d)		570,000	444,696
4% 7/15/28(d)		1,125,000	979,088
5% 8/1/27(d)		800,000	739,489
Townsquare Media, Inc. 6.875% 2/1/26 (d)		325,000	288,438
TV Azteca SA de CV 8.25% 8/9/24 (Reg. S) (e)		1,500,000	688,125
Univision Communications, Inc.:
4.5% 5/1/29(d)		570,000	476,668
7.375% 6/30/30(d)		830,000	793,231
Videotron Ltd. 5.125% 4/15/27 (d)		615,000	580,886
VTR Finance BV 6.375% 7/15/28 (d)		320,000	117,360
VZ Secured Financing BV 5% 1/15/32 (d)		1,105,000	897,947
Ziggo Bond Co. BV:
5.125% 2/28/30(d)		315,000	254,363
6% 1/15/27(d)		635,000	590,817
Ziggo BV 4.875% 1/15/30 (d)		430,000	359,811
			40,925,694
Wireless Telecommunication Services - 0.4%
AXIAN Telecom 7.375% 2/16/27 (d)		525,000	455,044
Bharti Airtel International BV 5.35% 5/20/24 (d)		594,000	590,282
CT Trust 5.125% 2/3/32 (d)		625,000	548,750
Digicel Group Ltd. 6.75% 3/1/23 (d)		270,000	102,600
Intelsat Jackson Holdings SA 6.5% 3/15/30 (d)		1,160,000	1,037,028
Millicom International Cellular SA 4.5% 4/27/31 (d)		645,000	541,518
MTN (Mauritius) Investments Ltd.:
4.755% 11/11/24(d)		170,000	164,666
6.5% 10/13/26(d)		315,000	313,583
Sprint Corp. 7.625% 3/1/26		540,000	568,245
T-Mobile U.S.A., Inc. 3.5% 4/15/31		220,000	190,036
VimpelCom Holdings BV 7.25% 4/26/23 (d)		445,000	389,375
VTR Comunicaciones SpA:
4.375% 4/15/29(d)		210,000	121,774
5.125% 1/15/28(d)		620,000	381,804
			5,404,705
TOTAL COMMUNICATION SERVICES			79,039,884

CONSUMER DISCRETIONARY - 5.2%
Auto Components - 0.2%
Allison Transmission, Inc. 5.875% 6/1/29 (d)		420,000	394,422
Dana, Inc. 4.5% 2/15/32		410,000	327,854
Exide Technologies:
11% 10/31/24 pay-in-kind(c)(d)(e)(f)		384,000	0
11% 10/31/24 pay-in-kind(c)(d)(e)(f)		185,848	83,632
Metalsa SA de CV 3.75% 5/4/31 (d)		455,000	355,128
Nesco Holdings II, Inc. 5.5% 4/15/29 (d)		715,000	625,625
PECF USS Intermediate Holding III Corp. 8% 11/15/29 (d)		250,000	162,423
Tupy Overseas SA 4.5% 2/16/31 (d)		445,000	369,433
			2,318,517
Automobiles - 0.2%
Ford Motor Co.:
3.25% 2/12/32		1,255,000	941,313
6.1% 8/19/32		595,000	550,449
McLaren Finance PLC 7.5% 8/1/26 (d)		390,000	286,650
Rivian Holdco & Rivian LLC & Rivian Automotive LLC 6 month U.S. LIBOR + 5.620% 10.1636% 10/15/26 (d)(f)(g)		1,395,000	1,346,175
			3,124,587
Diversified Consumer Services - 0.2%
Adtalem Global Education, Inc. 5.5% 3/1/28 (d)		420,000	381,150
GEMS MENASA Cayman Ltd. 7.125% 7/31/26 (d)		1,130,000	1,080,068
Service Corp. International 4% 5/15/31		570,000	480,332
Sotheby's 7.375% 10/15/27 (d)		295,000	276,601
Sotheby's/Bidfair Holdings, Inc. 5.875% 6/1/29 (d)		430,000	361,071
TKC Holdings, Inc. 6.875% 5/15/28 (d)		635,000	496,160
WASH Multifamily Acquisition, Inc. 5.75% 4/15/26 (d)		475,000	447,688
			3,523,070
Hotels, Restaurants & Leisure - 2.7%
1011778 BC Unlimited Liability Co./New Red Finance, Inc.:
3.875% 1/15/28(d)		570,000	509,891
4% 10/15/30(d)		2,320,000	1,878,759
4.375% 1/15/28(d)		560,000	501,427
Affinity Gaming LLC 6.875% 12/15/27 (d)		250,000	211,960
Bloomin Brands, Inc. / OSI Restaurant Partners LLC 5.125% 4/15/29 (d)		270,000	227,097
Booking Holdings, Inc. 4.75% 11/15/34	EUR	1,009,000	1,097,895
Boyd Gaming Corp. 4.75% 6/15/31 (d)		715,000	622,050
Caesars Entertainment, Inc.:
4.625% 10/15/29(d)		835,000	679,531
6.25% 7/1/25(d)		2,520,000	2,448,622
8.125% 7/1/27(d)		3,360,000	3,301,368
Caesars Resort Collection LLC 5.75% 7/1/25 (d)		840,000	822,281
Carnival Corp.:
4% 8/1/28(d)		1,455,000	1,186,422
7.625% 3/1/26(d)		1,070,000	848,076
9.875% 8/1/27(d)		1,000,000	945,000
10.5% 2/1/26(d)		730,000	729,029
Carnival Holdings (Bermuda) Ltd. 10.375% 5/1/28 (d)		885,000	908,550
CDI Escrow Issuer, Inc. 5.75% 4/1/30 (d)		280,000	251,000
Fertitta Entertainment LLC / Fertitta Entertainment Finance Co., Inc.:
4.625% 1/15/29(d)		1,175,000	994,326
6.75% 1/15/30(d)		1,600,000	1,290,560
Garden SpinCo Corp. 8.625% 7/20/30 (d)		260,000	275,600
GENM Capital Labuan Ltd. 3.882% 4/19/31 (d)		595,000	449,225
Hilton Domestic Operating Co., Inc.:
3.75% 5/1/29(d)		330,000	285,450
4% 5/1/31(d)		500,000	418,315
4.875% 1/15/30		975,000	883,555
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp. 4.875% 4/1/27		435,000	414,045
Jacobs Entertainment, Inc. 6.75% 2/15/29 (d)		395,000	356,539
Melco Resorts Finance Ltd.:
5.25% 4/26/26(d)		475,000	417,920
5.75% 7/21/28(d)		270,000	224,834
Merlin Entertainments PLC 5.75% 6/15/26 (d)		395,000	369,814
MGM Resorts International:
4.75% 10/15/28		665,000	580,448
6.75% 5/1/25		1,485,000	1,492,738
NagaCorp Ltd. 7.95% 7/6/24 (Reg. S)		1,000,000	899,250
NCL Corp. Ltd. 5.875% 2/15/27 (d)		550,000	476,465
Papa John's International, Inc. 3.875% 9/15/29 (d)		255,000	212,925
Premier Entertainment Sub LLC:
5.625% 9/1/29(d)		1,020,000	752,148
5.875% 9/1/31(d)		575,000	406,755
Royal Caribbean Cruises Ltd.:
5.375% 7/15/27(d)		415,000	336,026
8.25% 1/15/29(d)		1,295,000	1,301,313
9.25% 1/15/29(d)		1,725,000	1,772,610
11.5% 6/1/25(d)		1,329,000	1,425,353
11.625% 8/15/27(d)		595,000	596,488
SeaWorld Parks & Entertainment, Inc. 5.25% 8/15/29 (d)		560,000	487,591
Station Casinos LLC 4.625% 12/1/31 (d)		410,000	328,891
Studio City Finance Ltd. 5% 1/15/29 (d)		320,000	236,400
Vail Resorts, Inc. 6.25% 5/15/25 (d)		380,000	380,000
Viking Cruises Ltd. 13% 5/15/25 (d)		570,000	601,382
Voc Escrow Ltd. 5% 2/15/28 (d)		545,000	468,755
Yum! Brands, Inc. 4.625% 1/31/32		590,000	521,517
			36,826,196
Household Durables - 0.3%
Ashton Woods U.S.A. LLC/Ashton Woods Finance Co. 4.625% 4/1/30 (d)		410,000	329,070
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp. 4.875% 2/15/30 (d)		405,000	315,765
Century Communities, Inc. 3.875% 8/15/29 (d)		420,000	330,225
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.625% 3/1/24 (d)		65,000	64,513
Tempur Sealy International, Inc.:
3.875% 10/15/31(d)		735,000	576,993
4% 4/15/29(d)		790,000	663,726
TopBuild Corp. 3.625% 3/15/29 (d)		305,000	250,071
TRI Pointe Group, Inc./TRI Pointe Holdings, Inc. 5.875% 6/15/24		780,000	776,186
TRI Pointe Homes, Inc. 5.7% 6/15/28		865,000	783,557
			4,090,106
Internet & Direct Marketing Retail - 1.0%
Alibaba Group Holding Ltd. 2.125% 2/9/31		300,000	236,628
Angi Group LLC 3.875% 8/15/28 (d)		335,000	248,598
B2W Digital Lux SARL 4.375% 12/20/30 (d)		850,000	536,988
JD.com, Inc. 3.375% 1/14/30		850,000	744,660
Meituan:
2.125% 10/28/25(d)		510,000	449,374
3.05% 10/28/30(d)		335,000	255,500
Millennium Escrow Corp. 6.625% 8/1/26 (d)		570,000	364,829
Prosus NV:
2.031% 8/3/32 (Reg. S)	EUR	210,000	159,042
3.68% 1/21/30(d)		370,000	306,707
4.027% 8/3/50(d)		595,000	377,379
4.193% 1/19/32(d)		205,000	169,868
Terrier Media Buyer, Inc. 8.875% 12/15/27 (d)		2,160,000	1,625,832
Uber Technologies, Inc.:
4.5% 8/15/29(d)		1,260,000	1,097,781
6.25% 1/15/28(d)		545,000	523,200
7.5% 9/15/27(d)		2,950,000	2,952,065
8% 11/1/26(d)		4,260,000	4,274,662
			14,323,113
Multiline Retail - 0.1%
Macy's Retail Holdings LLC:
5.875% 3/15/30(d)		290,000	251,642
6.125% 3/15/32(d)		280,000	235,348
Nordstrom, Inc.:
4.25% 8/1/31		1,160,000	829,516
4.375% 4/1/30		175,000	131,562
5% 1/15/44		80,000	48,600
6.95% 3/15/28		25,000	23,050
			1,519,718
Specialty Retail - 0.4%
Arko Corp. 5.125% 11/15/29 (d)		415,000	325,858
Asbury Automotive Group, Inc.:
4.5% 3/1/28		184,000	161,994
4.625% 11/15/29(d)		450,000	379,188
4.75% 3/1/30		184,000	153,889
5% 2/15/32(d)		485,000	399,010
Bath & Body Works, Inc.:
6.625% 10/1/30(d)		330,000	309,673
6.75% 7/1/36		870,000	764,643
7.5% 6/15/29		500,000	493,600
Carvana Co.:
4.875% 9/1/29(d)		1,085,000	418,008
5.875% 10/1/28(d)		70,000	27,320
Foot Locker, Inc. 4% 10/1/29 (d)		280,000	218,128
LCM Investments Holdings 4.875% 5/1/29 (d)		310,000	248,244
Michaels Companies, Inc. 5.25% 5/1/28 (d)		685,000	551,104
Victoria's Secret & Co. 4.625% 7/15/29 (d)		1,065,000	836,132
			5,286,791
Textiles, Apparel & Luxury Goods - 0.1%
Crocs, Inc.:
4.125% 8/15/31(d)		280,000	228,186
4.25% 3/15/29(d)		435,000	368,489
Kontoor Brands, Inc. 4.125% 11/15/29 (d)		240,000	195,866
			792,541
TOTAL CONSUMER DISCRETIONARY			71,804,639

CONSUMER STAPLES - 1.7%
Beverages - 0.1%
Central American Bottling Corp. 5.25% 4/27/29 (d)		465,000	434,426
Triton Water Holdings, Inc. 6.25% 4/1/29 (d)		315,000	252,674
			687,100
Food & Staples Retailing - 0.7%
Albertsons Companies LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC:
3.5% 3/15/29(d)		525,000	440,470
4.625% 1/15/27(d)		1,310,000	1,216,820
4.875% 2/15/30(d)		5,365,000	4,788,048
C&S Group Enterprises LLC 5% 12/15/28 (d)		510,000	385,050
KeHE Distributors LLC / KeHE Finance Corp. 8.625% 10/15/26 (d)		420,000	410,550
NBM U.S. Holdings, Inc. 6.625% 8/6/29 (d)		900,000	868,388
Performance Food Group, Inc.:
4.25% 8/1/29(d)		400,000	346,648
5.5% 10/15/27(d)		475,000	448,003
SEG Holding LLC/SEG Finance Corp. 5.625% 10/15/28 (d)		665,000	625,100
United Natural Foods, Inc. 6.75% 10/15/28 (d)		465,000	446,784
			9,975,861
Food Products - 0.8%
Adecoagro SA 6% 9/21/27 (d)		785,000	737,557
BRF SA 4.875% 1/24/30 (d)		345,000	290,954
Camposol SA 6% 2/3/27 (d)		225,000	134,409
Chobani LLC/Finance Corp., Inc. 4.625% 11/15/28 (d)		375,000	326,479
Darling Ingredients, Inc. 6% 6/15/30 (d)		675,000	659,813
JBS U.S.A. Lux SA / JBS Food Co.:
2.5% 1/15/27(d)		250,000	218,680
5.5% 1/15/30(d)		1,085,000	1,032,399
Lamb Weston Holdings, Inc.:
4.125% 1/31/30(d)		555,000	490,176
4.375% 1/31/32(d)		275,000	240,268
Pilgrim's Pride Corp. 4.25% 4/15/31 (d)		1,020,000	867,566
Post Holdings, Inc.:
4.5% 9/15/31(d)		1,215,000	1,021,403
4.625% 4/15/30(d)		3,850,000	3,321,549
5.5% 12/15/29(d)		1,085,000	981,833
5.75% 3/1/27(d)		143,000	138,292
Simmons Foods, Inc. 4.625% 3/1/29 (d)		430,000	350,043
TreeHouse Foods, Inc. 4% 9/1/28		220,000	187,000
			10,998,421
Household Products - 0.0%
Diamond BC BV 4.625% 10/1/29 (d)		335,000	268,838
Spectrum Brands Holdings, Inc. 3.875% 3/15/31 (d)		430,000	334,437
			603,275
Personal Products - 0.1%
BellRing Brands, Inc. 7% 3/15/30 (d)		685,000	659,141
Natura Cosmeticos SA 4.125% 5/3/28 (d)		650,000	529,669
			1,188,810
TOTAL CONSUMER STAPLES			23,453,467

ENERGY - 6.7%
Energy Equipment & Services - 0.6%
CGG SA 8.75% 4/1/27 (d)		590,000	476,536
Guara Norte SARL 5.198% 6/15/34 (d)		455,285	384,090
Nabors Industries Ltd.:
7.25% 1/15/26(d)		595,000	560,727
7.5% 1/15/28(d)		510,000	466,597
Nine Energy Service, Inc. 8.75% 11/1/23 (d)		300,000	294,000
NuStar Logistics LP 6% 6/1/26		640,000	616,261
Oleoducto Central SA 4% 7/14/27 (d)		900,000	790,200
Southern Gas Corridor CJSC 6.875% 3/24/26 (d)		1,185,000	1,210,774
State Oil Co. of Azerbaijan Republic:
4.75% 3/13/23 (Reg. S)		200,000	198,725
6.95% 3/18/30 (Reg. S)		400,000	411,325
Summit Midstream Holdings LLC:
5.75% 4/15/25		285,000	241,250
8.5%(d)(h)		415,000	395,254
The Oil and Gas Holding Co.:
7.5% 10/25/27(d)		665,000	678,425
7.625% 11/7/24(d)		855,000	869,054
8.375% 11/7/28(d)		180,000	188,640
Vier Gas Transport GmbH 4.625% 9/26/32 (Reg. S)	EUR	400,000	430,197
			8,212,055
Multi Industry Energy - 0.1%
Enviva Partners LP / Enviva Partners Finance Corp. 6.5% 1/15/26 (d)		595,000	560,395

Oil, Gas & Consumable Fuels - 6.0%
Antero Midstream Partners LP/Antero Midstream Finance Corp.:
5.375% 6/15/29(d)		430,000	393,123
5.75% 1/15/28(d)		955,000	885,868
Canacol Energy Ltd. 5.75% 11/24/28 (d)		380,000	333,165
Cheniere Energy Partners LP:
3.25% 1/31/32		420,000	333,777
4% 3/1/31		910,000	774,738
Cheniere Energy, Inc. 4.625% 10/15/28		925,000	836,077
Chesapeake Energy Corp.:
5.875% 2/1/29(d)		310,000	293,720
6.75% 4/15/29(d)		440,000	428,384
7% 10/1/24(c)(e)		360,000	0
8% 1/15/25(c)(e)		180,000	0
8% 6/15/27(c)(e)		115,000	0
Citgo Holding, Inc. 9.25% 8/1/24 (d)		2,195,000	2,189,890
Citgo Petroleum Corp.:
6.375% 6/15/26(d)		470,000	453,021
7% 6/15/25(d)		1,340,000	1,306,982
CNX Midstream Partners LP 4.75% 4/15/30 (d)		295,000	242,096
CNX Resources Corp.:
6% 1/15/29(d)		315,000	289,845
7.375% 1/15/31(d)		295,000	282,755
Colgate Energy Partners III LLC 5.875% 7/1/29 (d)		405,000	347,288
Comstock Resources, Inc.:
5.875% 1/15/30(d)		1,525,000	1,311,043
6.75% 3/1/29(d)		1,030,000	929,575
CQP Holdco LP / BIP-V Chinook Holdco LLC 5.5% 6/15/31 (d)		1,265,000	1,104,990
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
5.625% 5/1/27(d)		2,960,000	2,752,800
5.75% 4/1/25		250,000	243,200
6% 2/1/29(d)		2,415,000	2,215,788
CrownRock LP/CrownRock Finance, Inc. 5% 5/1/29 (d)		245,000	220,136
CVR Energy, Inc.:
5.25% 2/15/25(d)		895,000	823,400
5.75% 2/15/28(d)		2,320,000	2,019,560
DCP Midstream Operating LP 5.85% 5/21/43 (d)(f)		885,000	863,335
Delek Overriding Royalty Levia 7.494% 12/30/23 (Reg. S) (d)		1,079,000	1,075,224
DT Midstream, Inc.:
4.125% 6/15/29(d)		430,000	369,417
4.375% 6/15/31(d)		430,000	360,727
EG Global Finance PLC 8.5% 10/30/25 (d)		855,000	796,538
EIG Pearl Holdings SARL 3.545% 8/31/36 (d)		1,345,000	1,127,951
Endeavor Energy Resources LP/EER Finance, Inc. 5.75% 1/30/28 (d)		880,000	842,618
Energean Israel Finance Ltd. 4.875% 3/30/26 (Reg. S) (d)		570,000	526,053
Energean PLC 6.5% 4/30/27 (d)		550,000	506,000
Energy Transfer LP 5.5% 6/1/27		860,000	837,125
EnLink Midstream LLC 6.5% 9/1/30 (d)		595,000	588,872
FEL Energy VI SARL 5.75% 12/1/40 (d)		263,326	224,370
Galaxy Pipeline Assets BidCo Ltd.:
2.16% 3/31/34(d)		360,617	306,074
2.625% 3/31/36(d)		1,080,000	865,553
GeoPark Ltd. 5.5% 1/17/27 (d)		375,000	323,039
Hess Midstream Partners LP:
4.25% 2/15/30(d)		460,000	393,264
5.125% 6/15/28(d)		595,000	550,194
5.5% 10/15/30(d)		275,000	251,585
5.625% 2/15/26(d)		795,000	774,398
Hilcorp Energy I LP/Hilcorp Finance Co. 6.25% 11/1/28 (d)		590,000	533,950
Holly Energy Partners LP/Holly Energy Finance Corp.:
5% 2/1/28(d)		400,000	364,203
6.375% 4/15/27(d)		280,000	275,098
Indika Energy Capital IV Pte Ltd. 8.25% 10/22/25 (d)		345,000	339,825
KazMunaiGaz National Co.:
3.5% 4/14/33(d)		335,000	246,602
4.75% 4/24/25(d)		105,000	101,082
5.75% 4/19/47(d)		170,000	129,763
Kosmos Energy Ltd. 7.125% 4/4/26 (d)		1,610,000	1,366,789
Leviathan Bond Ltd.:
5.75% 6/30/23 (Reg. S)(d)		215,000	214,100
6.125% 6/30/25 (Reg. S)(d)		605,000	591,388
6.5% 6/30/27 (Reg. S)(d)		90,000	87,084
MC Brazil Downstream Trading SARL 7.25% 6/30/31 (d)		625,000	512,891
Medco Laurel Tree PTE Ltd. 6.95% 11/12/28 (d)		640,000	566,120
Medco Oak Tree Pte Ltd. 7.375% 5/14/26 (d)		210,000	199,238
Medco Platinum Road Pte Ltd. 6.75% 1/30/25 (d)		485,000	469,328
MEG Energy Corp. 7.125% 2/1/27 (d)		595,000	606,836
Mesquite Energy, Inc. 7.25% 2/15/23 (c)(d)(e)		1,063,000	0
Murphy Oil U.S.A., Inc.:
4.75% 9/15/29		370,000	338,561
5.625% 5/1/27		305,000	296,158
NAK Naftogaz Ukraine:
7.375% 7/19/24 (Reg. S)(e)		655,000	124,450
7.625% 11/8/26(d)		230,000	36,800
New Fortress Energy, Inc.:
6.5% 9/30/26(d)		1,185,000	1,100,510
6.75% 9/15/25(d)		1,365,000	1,291,017
NGPL PipeCo LLC 4.875% 8/15/27 (d)		150,000	142,463
Nostrum Oil & Gas Finance BV 8% 12/31/49 (d)(e)		2,620,000	681,174
Occidental Petroleum Corp.:
3.5% 8/15/29		370,000	331,265
5.875% 9/1/25		670,000	667,488
6.2% 3/15/40		350,000	342,509
6.375% 9/1/28		670,000	676,514
6.45% 9/15/36		1,171,000	1,194,420
6.6% 3/15/46		705,000	725,438
6.625% 9/1/30		1,340,000	1,384,729
7.2% 3/15/29		240,000	248,400
7.5% 5/1/31		65,000	69,451
Parkland Corp.:
4.5% 10/1/29(d)		440,000	366,637
4.625% 5/1/30(d)		550,000	455,125
PBF Holding Co. LLC/PBF Finance Corp.:
6% 2/15/28		1,445,000	1,289,663
7.25% 6/15/25		1,145,000	1,131,397
PBF Logistics LP/PBF Logistics Finance, Inc. 6.875% 5/15/23		435,000	434,456
PDC Energy, Inc. 6.125% 9/15/24		100,000	99,430
Petrobras Global Finance BV:
6.75% 6/3/50		430,000	373,912
6.875% 1/20/40		309,000	292,835
Petroleos de Venezuela SA:
5.375% 4/12/27(e)		480,000	21,600
6% 5/16/24(d)(e)		585,000	27,788
6% 11/15/26(d)(e)		930,000	41,850
12.75% 12/31/49(d)(e)		110,000	4,951
Petroleos Mexicanos:
4.875% 1/18/24		1,290,000	1,262,910
5.95% 1/28/31		305,000	230,580
6.5% 6/2/41		170,000	109,990
6.625% 6/15/35		1,965,000	1,418,141
6.7% 2/16/32		821,000	643,459
6.75% 9/21/47		798,000	508,230
6.875% 10/16/25		520,000	505,798
6.875% 8/4/26		555,000	527,528
6.95% 1/28/60		780,000	493,545
7.69% 1/23/50		4,073,000	2,815,461
8.625% 12/1/23(f)		250,000	253,594
Petronas Capital Ltd.:
3.404% 4/28/61(d)		295,000	201,529
3.5% 4/21/30(d)		230,000	209,746
PT Adaro Indonesia 4.25% 10/31/24 (d)		930,000	890,649
PT Pertamina Persero 4.175% 1/21/50 (d)		240,000	181,770
Qatar Petroleum:
1.375% 9/12/26(d)		1,260,000	1,116,723
2.25% 7/12/31(d)		1,135,000	936,588
3.125% 7/12/41(d)		905,000	691,929
3.3% 7/12/51(d)		930,000	680,818
SA Global Sukuk Ltd. 1.602% 6/17/26 (d)		1,365,000	1,215,959
Saudi Arabian Oil Co.:
1.625% 11/24/25(d)		940,000	853,814
3.5% 4/16/29(d)		1,905,000	1,739,265
3.5% 11/24/70(d)		460,000	309,868
4.25% 4/16/39(d)		1,705,000	1,513,507
4.375% 4/16/49(d)		355,000	300,707
Sibur Securities DAC 2.95% 7/8/25 (d)(e)		225,000	151,875
Sinopec Group Overseas Development Ltd.:
1.45% 1/8/26(d)		355,000	322,532
2.7% 5/13/30(d)		220,000	193,156
SM Energy Co.:
5.625% 6/1/25		330,000	316,797
6.625% 1/15/27		1,125,000	1,083,623
6.75% 9/15/26		250,000	242,713
Southwestern Energy Co.:
5.375% 3/15/30		560,000	510,731
5.7% 1/23/25(i)		14,000	13,755
7.75% 10/1/27		680,000	693,002
Sunoco LP/Sunoco Finance Corp.:
4.5% 5/15/29		605,000	529,194
4.5% 4/30/30		555,000	481,768
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.:
6% 9/1/31(d)		420,000	361,109
7.5% 10/1/25(d)		495,000	499,455
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 4.875% 2/1/31		625,000	564,344
Teine Energy Ltd. 6.875% 4/15/29 (d)		445,000	399,388
Tengizchevroil Finance Co. International Ltd. 3.25% 8/15/30 (d)		650,000	461,013
Tennessee Gas Pipeline Co. 7.625% 4/1/37		50,000	54,380
Tullow Oil PLC:
7% 3/1/25(d)		180,000	108,900
10.25% 5/15/26(d)		991,000	787,845
Unit Corp. 0% 12/1/29 (c)		120,000	0
Uzbekneftegaz JSC 4.75% 11/16/28 (d)		200,000	160,500
Venture Global Calcasieu Pass LLC:
3.875% 8/15/29(d)		355,000	310,625
4.125% 8/15/31(d)		355,000	302,458
YPF SA:
8.5% 3/23/25(d)		391,250	355,255
8.75% 4/4/24(d)		1,102,500	1,041,725
			82,947,097
TOTAL ENERGY			91,719,547

FINANCIALS - 4.0%
Banks - 0.5%
ABN AMRO Bank NV 4.5% 11/21/34 (Reg. S)	EUR	700,000	740,262
Access Bank PLC 6.125% 9/21/26 (d)		630,000	484,431
AIB Group PLC 2.875% 5/30/31 (Reg. S) (f)	EUR	619,000	594,492
Barclays PLC 5.262% 1/29/34 (Reg. S) (f)	EUR	1,286,000	1,359,179
CaixaBank SA 6.25% 2/23/33 (Reg. S) (f)	EUR	1,000,000	1,071,362
Development Bank of Mongolia 7.25% 10/23/23 (d)		60,000	53,336
HSBC Holdings PLC Eur Swap Annual 5Y Index + 3.300% 6.364% 11/16/32 (Reg. S) (f)(g)	EUR	1,025,000	1,113,055
National Bank of Uzbekistan 4.85% 10/21/25 (Reg. S)		225,000	202,823
Oschadbank Via SSB #1 PLC 9.375% 3/10/23 (d)		40,000	28,095
Svenska Handelsbanken AB 3.25% 6/1/33 (Reg. S) (f)	EUR	945,000	932,443
			6,579,478
Capital Markets - 0.3%
AssuredPartners, Inc.:
5.625% 1/15/29(d)		390,000	320,983
7% 8/15/25(d)		245,000	236,935
Broadstreet Partners, Inc. 5.875% 4/15/29 (d)		725,000	617,034
Coinbase Global, Inc.:
3.375% 10/1/28(d)		405,000	214,083
3.625% 10/1/31(d)		420,000	202,277
Deutsche Bank AG 4% 6/24/32 (Reg. S) (f)	EUR	1,700,000	1,610,029
Hightower Holding LLC 6.75% 4/15/29 (d)		285,000	238,006
Jane Street Group LLC/JSG Finance, Inc. 4.5% 11/15/29 (d)		395,000	339,700
Lions Gate Capital Holdings LLC 5.5% 4/15/29 (d)		445,000	258,010
MSCI, Inc.:
3.25% 8/15/33(d)		420,000	324,349
4% 11/15/29(d)		340,000	296,152
			4,657,558
Consumer Finance - 1.3%
Ally Financial, Inc.:
8% 11/1/31		823,000	855,654
8% 11/1/31		5,273,000	5,443,562
Ford Motor Credit Co. LLC:
3.375% 11/13/25		1,155,000	1,044,135
3.625% 6/17/31		740,000	581,853
4% 11/13/30		2,525,000	2,072,621
5.113% 5/3/29		610,000	552,382
7.35% 11/4/27		595,000	609,697
OneMain Finance Corp.:
4% 9/15/30		330,000	246,226
5.375% 11/15/29		500,000	408,950
6.625% 1/15/28		385,000	354,520
6.875% 3/15/25		2,580,000	2,478,542
7.125% 3/15/26		3,405,000	3,237,746
Shriram Transport Finance Co. Ltd.:
4.15% 7/18/25(d)		500,000	457,125
5.1% 7/16/23(d)		120,000	118,500
			18,461,513
Diversified Financial Services - 0.9%
1MDB Global Investments Ltd. 4.4% 3/9/23		3,000,000	2,931,188
Altus Midstream LP 5.875% 6/15/30 (d)		425,000	398,558
Compass Group Diversified Holdings LLC 5% 1/15/32 (d)		275,000	217,267
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.375% 2/1/29		630,000	532,760
5.25% 5/15/27		2,150,000	1,969,938
6.25% 5/15/26		1,305,000	1,253,969
6.375% 12/15/25		2,785,000	2,700,893
James Hardie International Finance Ltd. 5% 1/15/28 (d)		455,000	417,463
MDGH GMTN RSC Ltd.:
2.875% 11/7/29(d)		530,000	476,603
5.5% 4/28/33(d)		300,000	316,556
OEC Finance Ltd.:
4.375% 10/25/29 pay-in-kind(d)		379,070	8,719
5.25% 12/27/33 pay-in-kind(d)		183,628	4,150
PTT Treasury Center Co. Ltd. 3.7% 7/16/70 (d)		230,000	142,715
Shift4 Payments LLC / Shift4 Payments Finance Sub, Inc. 4.625% 11/1/26 (d)		225,000	212,578
VMED O2 UK Financing I PLC 4.75% 7/15/31 (d)		995,000	808,288
			12,391,645
Insurance - 1.0%
Acrisure LLC / Acrisure Finance, Inc.:
6% 8/1/29(d)		425,000	347,323
7% 11/15/25(d)		1,805,000	1,658,457
10.125% 8/1/26(d)		605,000	588,430
Alliant Holdings Intermediate LLC:
4.25% 10/15/27(d)		665,000	595,592
5.875% 11/1/29(d)		415,000	341,296
6.75% 10/15/27(d)		965,000	867,400
Allianz SE 4.252% 7/5/52 (Reg. S) (f)	EUR	1,800,000	1,768,341
AmWINS Group, Inc. 4.875% 6/30/29 (d)		415,000	351,981
ASR Nederland NV 7% 12/7/43 (Reg. S) (f)	EUR	1,628,000	1,743,215
AXA SA 4.25% 3/10/43 (Reg. S) (f)	EUR	1,492,000	1,454,330
Berkshire Hathaway Finance Corp. 2% 3/18/34	EUR	1,272,000	1,093,609
Hannover Reuck SE 5.875% 8/26/43 (Reg. S) (f)	EUR	700,000	765,193
HUB International Ltd.:
5.625% 12/1/29(d)		595,000	519,663
7% 5/1/26(d)		595,000	582,499
MAPFRE SA 2.875% 4/13/30 (Reg. S)	EUR	200,000	176,355
Sagicor Financial Co. Ltd. 5.3% 5/13/28 (d)		345,000	323,206
Sampo Oyj 2.5% 9/3/52 (Reg. S) (f)	EUR	222,000	177,781
			13,354,671
Thrifts & Mortgage Finance - 0.0%
MGIC Investment Corp. 5.25% 8/15/28		465,000	428,770

TOTAL FINANCIALS			55,873,635

HEALTH CARE - 2.0%
Biotechnology - 0.0%
Grifols Escrow Issuer SA 4.75% 10/15/28 (d)		280,000	241,772

Health Care Equipment & Supplies - 0.0%
Avantor Funding, Inc. 3.875% 11/1/29 (d)		275,000	230,931
Hologic, Inc. 4.625% 2/1/28 (d)		215,000	202,593
			433,524
Health Care Providers & Services - 1.5%
180 Medical, Inc. 3.875% 10/15/29 (d)		300,000	257,910
Cano Health, Inc. 6.25% 10/1/28 (d)		185,000	111,925
Centene Corp.:
4.25% 12/15/27		615,000	576,786
4.625% 12/15/29		2,150,000	1,964,747
Community Health Systems, Inc.:
4.75% 2/15/31(d)		1,150,000	834,923
5.25% 5/15/30(d)		825,000	622,081
5.625% 3/15/27(d)		400,000	342,984
6% 1/15/29(d)		485,000	405,693
6.125% 4/1/30(d)		1,035,000	512,509
8% 3/15/26(d)		3,270,000	2,977,057
DaVita HealthCare Partners, Inc.:
3.75% 2/15/31(d)		210,000	156,734
4.625% 6/1/30(d)		1,590,000	1,279,038
HealthEquity, Inc. 4.5% 10/1/29 (d)		295,000	257,801
Horizon Pharma U.S.A., Inc. 5.5% 8/1/27 (d)		650,000	667,225
ModivCare Escrow Issuer, Inc. 5% 10/1/29 (d)		325,000	274,073
Modivcare, Inc. 5.875% 11/15/25 (d)		485,000	455,573
Molina Healthcare, Inc.:
3.875% 11/15/30(d)		640,000	542,361
3.875% 5/15/32(d)		550,000	456,742
4.375% 6/15/28(d)		465,000	424,354
Option Care Health, Inc. 4.375% 10/31/29 (d)		300,000	262,413
Radiology Partners, Inc. 9.25% 2/1/28 (d)		965,000	541,707
RP Escrow Issuer LLC 5.25% 12/15/25 (d)		615,000	469,645
Tenet Healthcare Corp.:
4.625% 7/15/24		126,000	122,882
4.625% 9/1/24(d)		650,000	631,317
4.875% 1/1/26(d)		1,625,000	1,536,669
5.125% 11/1/27(d)		975,000	906,984
6.125% 10/1/28(d)		645,000	577,481
6.125% 6/15/30(d)		1,140,000	1,086,192
6.25% 2/1/27(d)		1,850,000	1,776,944
			21,032,750
Health Care Technology - 0.1%
IQVIA, Inc. 5% 5/15/27 (d)		640,000	610,112

Life Sciences Tools & Services - 0.1%
Charles River Laboratories International, Inc.:
3.75% 3/15/29(d)		525,000	464,310
4% 3/15/31(d)		605,000	523,325
4.25% 5/1/28(d)		185,000	170,379
Syneos Health, Inc. 3.625% 1/15/29 (d)		500,000	398,173
			1,556,187
Pharmaceuticals - 0.3%
Bayer AG 5.375% 3/25/82 (Reg. S) (f)	EUR	900,000	842,979
Catalent Pharma Solutions:
3.5% 4/1/30(d)		280,000	221,085
5% 7/15/27(d)		205,000	190,756
Organon & Co. / Organon Foreign Debt Co-Issuer BV:
4.125% 4/30/28(d)		1,015,000	898,681
5.125% 4/30/31(d)		885,000	766,304
Teva Pharmaceutical Finance Netherlands III BV:
4.75% 5/9/27		555,000	501,664
5.125% 5/9/29		275,000	244,900
			3,666,369
TOTAL HEALTH CARE			27,540,714

INDUSTRIALS - 4.1%
Aerospace & Defense - 1.5%
Bombardier, Inc.:
6% 2/15/28(d)		280,000	258,922
7.125% 6/15/26(d)		570,000	552,997
7.5% 3/15/25(d)		508,000	503,080
7.875% 4/15/27(d)		1,330,000	1,290,094
BWX Technologies, Inc. 4.125% 6/30/28 (d)		630,000	566,213
DAE Funding LLC 1.55% 8/1/24 (d)		650,000	605,638
Embraer Netherlands Finance BV 5.05% 6/15/25		715,000	693,684
Moog, Inc. 4.25% 12/15/27 (d)		185,000	171,125
Rolls-Royce PLC 5.75% 10/15/27 (d)		650,000	619,125
Spirit Aerosystems, Inc. 7.5% 4/15/25 (d)		905,000	894,285
TransDigm UK Holdings PLC 6.875% 5/15/26		1,805,000	1,762,607
TransDigm, Inc.:
4.625% 1/15/29		930,000	817,721
5.5% 11/15/27		7,825,000	7,277,250
6.25% 3/15/26(d)		955,000	941,811
6.375% 6/15/26		2,060,000	2,004,287
7.5% 3/15/27		960,000	949,831
			19,908,670
Air Freight & Logistics - 0.1%
Aeropuerto Internacional de Tocumen SA:
4% 8/11/41(d)		280,000	230,528
5.125% 8/11/61(d)		205,000	167,754
Cargo Aircraft Management, Inc. 4.75% 2/1/28 (d)		365,000	328,500
			726,782
Airlines - 0.6%
Air Canada 3.875% 8/15/26 (d)		425,000	376,436
Allegiant Travel Co. 7.25% 8/15/27 (d)		445,000	423,267
Azul Investments LLP:
5.875% 10/26/24(d)		765,000	612,383
7.25% 6/15/26(d)		265,000	162,362
Delta Air Lines, Inc. 7% 5/1/25 (d)		164,000	167,598
Delta Air Lines, Inc. / SkyMiles IP Ltd. 4.75% 10/20/28 (d)		2,365,000	2,220,499
Mileage Plus Holdings LLC 6.5% 6/20/27 (d)		1,840,619	1,829,946
Spirit Loyalty Cayman Ltd. / Spirit IP Cayman Ltd.:
8% 9/20/25(d)		150,000	150,770
8% 9/20/25(d)		462,000	463,488
United Airlines, Inc.:
4.375% 4/15/26(d)		1,450,000	1,344,043
4.625% 4/15/29(d)		870,000	757,505
			8,508,297
Building Products - 0.1%
Advanced Drain Systems, Inc.:
5% 9/30/27(d)		125,000	116,563
6.375% 6/15/30(d)		280,000	272,065
CP Atlas Buyer, Inc. 7% 12/1/28 (d)		325,000	241,366
MIWD Holdco II LLC / MIWD Finance Corp. 5.5% 2/1/30 (d)		185,000	147,288
Oscar Acquisition Co. LLC / Oscar Finance, Inc. 9.5% 4/15/30 (d)		420,000	376,908
Shea Homes Ltd. Partnership/Corp. 4.75% 4/1/29		475,000	399,000
			1,553,190
Commercial Services & Supplies - 0.8%
Allied Universal Holdco LLC / Allied Universal Finance Corp. 6% 6/1/29 (d)		365,000	264,902
Atlas Luxco 4 SARL / Allied Universal Holdco LLC / Allied Universal Finance Corp.:
4.625% 6/1/28(d)		1,032,000	852,360
4.625% 6/1/28(d)		683,000	553,738
CoreCivic, Inc. 8.25% 4/15/26		1,495,000	1,533,123
Covanta Holding Corp.:
4.875% 12/1/29(d)		425,000	348,190
5% 9/1/30		670,000	541,050
GFL Environmental, Inc.:
4% 8/1/28(d)		420,000	359,100
4.75% 6/15/29(d)		575,000	503,269
IAA, Inc. 5.5% 6/15/27 (d)		250,000	243,903
KAR Auction Services, Inc. 5.125% 6/1/25 (d)		525,000	512,893
Madison IAQ LLC:
4.125% 6/30/28(d)		535,000	447,383
5.875% 6/30/29(d)		425,000	291,295
Neptune BidCo U.S., Inc. 9.29% 4/15/29 (d)		1,480,000	1,394,900
Pitney Bowes, Inc. 7.25% 3/15/29 (d)		90,000	70,381
The Bidvest Group UK PLC 3.625% 9/23/26 (d)		335,000	299,993
The Brink's Co. 4.625% 10/15/27 (d)		620,000	567,300
The GEO Group, Inc.:
9.5% 12/31/28(d)		521,000	495,960
10.5% 6/30/28		1,563,000	1,578,317
			10,858,057
Construction & Engineering - 0.3%
AECOM 5.125% 3/15/27		625,000	601,563
Arcosa, Inc. 4.375% 4/15/29 (d)		415,000	359,880
Bouygues SA 5.375% 6/30/42 (Reg. S)	EUR	1,400,000	1,541,029
Pike Corp. 5.5% 9/1/28 (d)		1,415,000	1,237,050
SRS Distribution, Inc.:
4.625% 7/1/28(d)		550,000	487,559
6.125% 7/1/29(d)		230,000	185,960
			4,413,041
Electrical Equipment - 0.0%
Sensata Technologies BV 4% 4/15/29 (d)		590,000	508,875

Industrial Conglomerates - 0.1%
Honeywell International, Inc. 4.125% 11/2/34	EUR	1,262,000	1,333,508
Turkiye Sise ve Cam Fabrikalari A/S 6.95% 3/14/26 (d)		445,000	430,482
			1,763,990
Machinery - 0.1%
ATS Automation Tooling System, Inc. 4.125% 12/15/28 (d)		460,000	396,870
Chart Industries, Inc. 7.5% 1/1/30 (d)		790,000	794,179
Stevens Holding Co., Inc. 6.125% 10/1/26 (d)		155,000	155,388
			1,346,437
Marine - 0.1%
MISC Capital Two (Labuan) Ltd.:
3.625% 4/6/25(d)		360,000	342,293
3.75% 4/6/27(d)		570,000	519,341
Navios South American Logistics, Inc./Navios Logistics Finance U.S., Inc. 10.75% 7/1/25 (d)		215,000	202,772
Seaspan Corp. 5.5% 8/1/29 (d)		425,000	322,065
			1,386,471
Professional Services - 0.1%
ASGN, Inc. 4.625% 5/15/28 (d)		510,000	461,652
Booz Allen Hamilton, Inc.:
3.875% 9/1/28(d)		620,000	549,297
4% 7/1/29(d)		280,000	246,440
TriNet Group, Inc. 3.5% 3/1/29 (d)		455,000	374,101
			1,631,490
Road & Rail - 0.1%
Hertz Corp.:
4.625% 12/1/26(d)		230,000	192,625
5% 12/1/29(d)		450,000	341,370
5.5% 10/15/24(c)(d)(e)		650,000	14,625
6% 1/15/28(c)(d)(e)		575,000	33,781
6.25% 12/31/49(c)(e)		670,000	838
7.125% 8/1/26(c)(d)(e)		620,000	49,600
JSC Georgian Railway 4% 6/17/28 (d)		191,000	166,027
XPO, Inc. 6.25% 5/1/25 (d)		515,000	519,848
			1,318,714
Trading Companies & Distributors - 0.1%
Foundation Building Materials, Inc. 6% 3/1/29 (d)		310,000	232,098
H&E Equipment Services, Inc. 3.875% 12/15/28 (d)		995,000	847,531
			1,079,629
Transportation Infrastructure - 0.1%
DP World Crescent Ltd.:
3.7495% 1/30/30(d)		765,000	703,465
3.875% 7/18/29 (Reg. S)		600,000	559,800
DP World Ltd. 5.625% 9/25/48 (d)		400,000	373,450
First Student Bidco, Inc./First Transit Parent, Inc. 4% 7/31/29 (d)		425,000	351,529
			1,988,244
TOTAL INDUSTRIALS			56,991,887

INFORMATION TECHNOLOGY - 1.2%
Communications Equipment - 0.0%
HTA Group Ltd. 7% 12/18/25 (d)		585,000	537,030

Electronic Equipment & Components - 0.1%
Coherent Corp. 5% 12/15/29 (d)		435,000	375,157
TTM Technologies, Inc. 4% 3/1/29 (d)		455,000	390,183
			765,340
IT Services - 0.3%
Acuris Finance U.S. 5% 5/1/28 (d)		430,000	342,925
Block, Inc. 3.5% 6/1/31		570,000	454,817
CA Magnum Holdings 5.375% (d)(h)		955,000	864,399
Camelot Finance SA 4.5% 11/1/26 (d)		570,000	534,233
Gartner, Inc.:
3.625% 6/15/29(d)		405,000	355,882
3.75% 10/1/30(d)		685,000	590,448
Go Daddy Operating Co. LLC / GD Finance Co., Inc.:
3.5% 3/1/29(d)		610,000	510,687
5.25% 12/1/27(d)		500,000	473,230
Rackspace Hosting, Inc. 5.375% 12/1/28 (d)		380,000	165,627
Unisys Corp. 6.875% 11/1/27 (d)		365,000	280,156
			4,572,404
Semiconductors & Semiconductor Equipment - 0.1%
onsemi 3.875% 9/1/28 (d)		690,000	602,088
Synaptics, Inc. 4% 6/15/29 (d)		350,000	294,892
			896,980
Software - 0.6%
Black Knight InfoServ LLC 3.625% 9/1/28 (d)		690,000	598,575
Central Parent, Inc./Central Merger Sub, Inc. 7.25% 6/15/29 (d)		425,000	415,702
Clarivate Science Holdings Corp.:
3.875% 7/1/28(d)		500,000	433,198
4.875% 7/1/29(d)		475,000	403,916
Elastic NV 4.125% 7/15/29 (d)		810,000	654,237
Fair Isaac Corp. 4% 6/15/28 (d)		580,000	526,353
Gen Digital, Inc. 5% 4/15/25 (d)		530,000	515,518
ION Trading Technologies Ltd. 5.75% 5/15/28 (d)		575,000	479,406
MicroStrategy, Inc. 6.125% 6/15/28 (d)		995,000	711,475
NCR Corp.:
5% 10/1/28(d)		335,000	285,599
5.25% 10/1/30(d)		335,000	276,375
5.75% 9/1/27(d)		485,000	464,108
6.125% 9/1/29(d)		485,000	453,502
Open Text Corp.:
3.875% 2/15/28(d)		300,000	257,439
3.875% 12/1/29(d)		300,000	241,256
6.9% 12/1/27(d)		530,000	530,000
Open Text Holdings, Inc.:
4.125% 2/15/30(d)		300,000	240,650
4.125% 12/1/31(d)		245,000	190,437
PTC, Inc.:
3.625% 2/15/25(d)		350,000	333,351
4% 2/15/28(d)		345,000	310,511
Veritas U.S., Inc./Veritas Bermuda Ltd. 7.5% 9/1/25 (d)		700,000	483,143
			8,804,751
Technology Hardware, Storage & Peripherals - 0.1%
Lenovo Group Ltd.:
3.421% 11/2/30(d)		485,000	381,574
5.875% 4/24/25 (Reg. S)		200,000	195,782
			577,356
TOTAL INFORMATION TECHNOLOGY			16,153,861

MATERIALS - 3.5%
Chemicals - 1.2%
BASF AG 3.75% 6/29/32 (Reg. S)	EUR	600,000	632,577
Braskem Idesa SAPI 7.45% 11/15/29 (d)		125,000	98,656
ENN Clean Energy International Investment Ltd. 3.375% 5/12/26 (d)		620,000	527,775
Equate Petrochemical BV:
2.625% 4/28/28(d)		275,000	238,700
4.25% 11/3/26(d)		235,000	224,249
Gpd Companies, Inc. 10.125% 4/1/26 (d)		790,000	673,475
Ingevity Corp. 3.875% 11/1/28 (d)		665,000	571,810
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc. 5% 12/31/26 (d)		205,000	177,325
Lanxess AG 1.75% 3/22/28 (Reg. S)	EUR	1,200,000	1,127,723
Linde PLC 1.625% 3/31/35 (Reg. S)	EUR	1,100,000	948,443
LSB Industries, Inc. 6.25% 10/15/28 (d)		960,000	878,352
MEGlobal Canada, Inc. 5% 5/18/25 (d)		445,000	435,905
OCP SA:
3.75% 6/23/31(d)		525,000	437,489
4.5% 10/22/25(d)		115,000	111,787
5.625% 4/25/24(d)		670,000	665,310
6.875% 4/25/44(d)		95,000	89,674
Olympus Water U.S. Holding Corp.:
4.25% 10/1/28(d)		560,000	454,638
7.125% 10/1/27(d)		300,000	285,750
Orbia Advance Corp. S.A.B. de CV:
1.875% 5/11/26(d)		630,000	548,612
2.875% 5/11/31(d)		340,000	265,476
Sabic Capital I BV 2.15% 9/14/30 (Reg. S)		400,000	335,450
SABIC Capital II BV 4% 10/10/23 (d)		560,000	554,120
Sasol Financing U.S.A. LLC:
4.375% 9/18/26		635,000	561,102
5.875% 3/27/24		690,000	672,750
SCIH Salt Holdings, Inc. 4.875% 5/1/28 (d)		375,000	321,778
SCIL IV LLC / SCIL U.S.A. Holdings LLC 5.375% 11/1/26 (d)		640,000	542,400
The Chemours Co. LLC:
5.375% 5/15/27		1,700,000	1,569,848
5.75% 11/15/28(d)		995,000	893,739
The Scotts Miracle-Gro Co. 4% 4/1/31		595,000	454,545
Valvoline, Inc. 4.25% 2/15/30 (d)		435,000	422,003
W.R. Grace Holding LLC 5.625% 8/15/29 (d)		1,300,000	1,049,451
			16,770,912
Construction Materials - 0.1%
Summit Materials LLC/Summit Materials Finance Corp. 5.25% 1/15/29 (d)		645,000	600,511

Containers & Packaging - 0.4%
Ardagh Metal Packaging Finance U.S.A. LLC/Ardagh Metal Packaging Finance PLC:
3.25% 9/1/28(d)		300,000	254,946
4% 9/1/29(d)		605,000	479,492
6% 6/15/27(d)		280,000	274,151
Cascades, Inc.:
5.125% 1/15/26(d)		300,000	272,928
5.375% 1/15/28(d)		300,000	262,637
Clydesdale Acquisition Holdings, Inc.:
6.625% 4/15/29(d)		330,000	313,748
8.75% 4/15/30(d)		1,945,000	1,664,865
Crown Cork & Seal, Inc.:
7.375% 12/15/26		1,210,000	1,245,707
7.5% 12/15/96		160,000	161,922
Graham Packaging Co., Inc. 7.125% 8/15/28 (d)		365,000	304,537
Graphic Packaging International, Inc. 3.75% 2/1/30 (d)		355,000	301,989
Intelligent Packaging Ltd. Finco, Inc. 6% 9/15/28 (d)		255,000	205,522
Trivium Packaging Finance BV 5.5% 8/15/26 (d)		375,000	343,683
			6,086,127
Metals & Mining - 1.7%
Alcoa Nederland Holding BV:
4.125% 3/31/29(d)		775,000	687,548
6.125% 5/15/28(d)		200,000	197,024
Algoma Steel SCA 0% 12/31/23 (c)		102,200	0
Antofagasta PLC:
2.375% 10/14/30(d)		685,000	546,630
5.625% 5/13/32(d)		260,000	255,450
Arconic Corp.:
6% 5/15/25(d)		400,000	393,239
6.125% 2/15/28(d)		875,000	820,982
ATI, Inc.:
4.875% 10/1/29		280,000	247,444
5.125% 10/1/31		245,000	215,747
Celtic Resources Holdings DAC 4.125% 10/9/24 (c)(d)(e)		445,000	59,936
Cleveland-Cliffs, Inc.:
4.625% 3/1/29(d)		465,000	412,688
4.875% 3/1/31(d)		465,000	410,591
5.875% 6/1/27		960,000	917,112
Compania de Minas Buenaventura SAA 5.5% 7/23/26 (d)		245,000	209,598
Compass Minerals International, Inc. 6.75% 12/1/27 (d)		1,305,000	1,252,800
Corporacion Nacional del Cobre de Chile (Codelco):
3% 9/30/29(d)		105,000	91,534
3.15% 1/14/30(d)		280,000	246,103
3.7% 1/30/50(d)		650,000	488,475
CSN Resources SA 5.875% 4/8/32 (d)		420,000	350,700
Eldorado Gold Corp. 6.25% 9/1/29 (d)		420,000	368,681
Endeavour Mining PLC 5% 10/14/26 (d)		350,000	294,394
ERO Copper Corp. 6.5% 2/15/30 (d)		415,000	334,334
First Quantum Minerals Ltd.:
6.5% 3/1/24(d)		610,000	598,026
6.875% 3/1/26(d)		1,265,000	1,196,058
6.875% 10/15/27(d)		3,000,000	2,798,063
7.5% 4/1/25(d)		1,330,000	1,294,090
FMG Resources Pty Ltd.:
4.375% 4/1/31(d)		445,000	370,099
4.5% 9/15/27(d)		485,000	447,413
5.125% 5/15/24(d)		495,000	486,497
Fresnillo PLC 4.25% 10/2/50 (d)		360,000	282,780
Gcm Mining Corp. 6.875% 8/9/26 (d)		715,000	555,607
Gold Fields Orogen Holding BVI Ltd. 5.125% 5/15/24 (d)		160,000	157,880
HudBay Minerals, Inc. 4.5% 4/1/26 (d)		360,000	327,002
Infrabuild Australia Pty Ltd. 12% 10/1/24 (d)		570,000	552,900
JSW Steel Ltd. 3.95% 4/5/27 (d)		460,000	393,300
Kaiser Aluminum Corp. 4.625% 3/1/28 (d)		595,000	519,212
Metinvest BV 8.5% 4/23/26 (Reg. S)		200,000	103,600
Mineral Resources Ltd.:
8% 11/1/27(d)		280,000	286,306
8.125% 5/1/27(d)		960,000	966,656
8.5% 5/1/30(d)		210,000	212,841
Murray Energy Corp.:
11.25% 12/31/49(c)(d)(e)		490,000	0
12% 4/15/24 pay-in-kind(c)(d)(e)(f)		548,100	0
PT Freeport Indonesia:
4.763% 4/14/27(d)		225,000	215,744
5.315% 4/14/32(d)		385,000	353,280
6.2% 4/14/52(d)		265,000	229,917
PT Indonesia Asahan Aluminium Tbk 5.45% 5/15/30 (d)		610,000	581,902
Roller Bearing Co. of America, Inc. 4.375% 10/15/29 (d)		200,000	172,940
Stillwater Mining Co. 4% 11/16/26 (d)		820,000	720,729
TMK Capital SA 4.3% 2/12/27 (Reg. S) (c)(e)		400,000	148,125
VM Holding SA 6.5% 1/18/28 (d)		525,000	508,036
Volcan Compania Minera SAA 4.375% 2/11/26 (d)		185,000	159,077
			23,439,090
Paper & Forest Products - 0.1%
Glatfelter Corp. 4.75% 11/15/29 (d)		415,000	249,540
LABL, Inc. 5.875% 11/1/28 (d)		665,000	579,395
			828,935
TOTAL MATERIALS			47,725,575

REAL ESTATE - 1.2%
Equity Real Estate Investment Trusts (REITs) - 0.9%
Iron Mountain Information Management Services, Inc. 5% 7/15/32 (d)		415,000	344,741
Iron Mountain, Inc.:
4.875% 9/15/29(d)		1,300,000	1,133,860
5% 7/15/28(d)		630,000	565,854
5.25% 7/15/30(d)		585,000	508,365
5.625% 7/15/32(d)		585,000	506,970
MPT Operating Partnership LP/MPT Finance Corp.:
3.5% 3/15/31		665,000	455,847
4.625% 8/1/29		970,000	739,707
5% 10/15/27		1,860,000	1,563,386
SBA Communications Corp. 3.875% 2/15/27		890,000	804,127
Uniti Group LP / Uniti Group Finance, Inc.:
4.75% 4/15/28(d)		940,000	752,000
6.5% 2/15/29(d)		1,965,000	1,301,813
Uniti Group, Inc.:
6% 1/15/30(d)		695,000	439,782
7.875% 2/15/25(d)		920,000	890,462
VICI Properties LP / VICI Note Co.:
3.875% 2/15/29(d)		665,000	582,829
4.25% 12/1/26(d)		1,140,000	1,063,533
4.625% 12/1/29(d)		650,000	591,500
			12,244,776
Real Estate Management & Development - 0.3%
DTZ U.S. Borrower LLC 6.75% 5/15/28 (d)		650,000	620,334
Realogy Group LLC/Realogy Co-Issuer Corp. 5.75% 1/15/29 (d)		850,000	641,750
Realogy Group LLC/Realogy Co.-Issuer Corp. 5.25% 4/15/30 (d)		550,000	401,231
Segro Capital SARL 1.875% 3/23/30 (Reg. S)	EUR	1,246,000	1,132,006
Taylor Morrison Communities, Inc./Monarch Communities, Inc.:
5.125% 8/1/30(d)		635,000	550,059
5.875% 6/15/27(d)		495,000	475,260
Weekley Homes LLC/Weekley Finance Corp. 4.875% 9/15/28 (d)		300,000	252,072
			4,072,712
TOTAL REAL ESTATE			16,317,488

UTILITIES - 2.3%
Electric Utilities - 1.7%
Adani Electricity Mumbai Ltd. 3.867% 7/22/31 (d)		325,000	231,163
Clearway Energy Operating LLC:
3.75% 1/15/32(d)		280,000	225,071
4.75% 3/15/28(d)		365,000	336,875
Comision Federal de Electricid:
3.348% 2/9/31(d)		130,000	101,262
4.688% 5/15/29(d)		565,000	497,129
EnBW International Finance BV 4.049% 11/22/29 (Reg. S)	EUR	587,000	625,363
Eskom Holdings SOC Ltd.:
6.35% 8/10/28(d)		590,000	544,275
6.75% 8/6/23(d)		520,000	498,973
7.125% 2/11/25(d)		420,000	381,098
8.45% 8/10/28(d)		240,000	210,600
Israel Electric Corp. Ltd. 3.75% 2/22/32 (Reg. S) (d)		605,000	529,157
Lamar Funding Ltd. 3.958% 5/7/25 (d)		600,000	566,175
Mong Duong Finance Holdings BV 5.125% 5/7/29 (d)		655,000	543,568
NRG Energy, Inc.:
3.375% 2/15/29(d)		305,000	246,019
3.625% 2/15/31(d)		605,000	459,920
3.875% 2/15/32(d)		645,000	484,427
5.75% 1/15/28		1,665,000	1,562,886
6.625% 1/15/27		315,000	312,338
ORSTED A/S 2.875% 6/14/33 (Reg. S)	EUR	988,000	966,765
Pacific Gas & Electric Co.:
3.75% 8/15/42		555,000	372,072
3.95% 12/1/47		2,880,000	1,952,674
4% 12/1/46		1,315,000	880,370
4.25% 3/15/46		125,000	86,937
4.3% 3/15/45		315,000	223,331
4.55% 7/1/30		3,929,000	3,561,240
PG&E Corp.:
5% 7/1/28		1,345,000	1,227,773
5.25% 7/1/30		510,000	464,100
TenneT Holding BV:
2.375% 5/17/33 (Reg. S)	EUR	640,000	590,877
2.75% 5/17/42 (Reg. S)	EUR	1,135,000	986,619
Vistra Operations Co. LLC:
4.375% 5/1/29(d)		1,105,000	953,372
5% 7/31/27(d)		1,220,000	1,132,274
5.5% 9/1/26(d)		820,000	790,002
5.625% 2/15/27(d)		1,495,000	1,418,250
			23,962,955
Gas Utilities - 0.1%
ENN Energy Holdings Ltd. 4.625% 5/17/27 (d)		640,000	617,920
Promigas SA ESP/Gases del Pacifico SAC 3.75% 10/16/29 (d)		335,000	272,606
Southern Natural Gas Co. LLC:
7.35% 2/15/31		175,000	183,429
8% 3/1/32		335,000	367,461
Suburban Propane Partners LP/Suburban Energy Finance Corp. 5% 6/1/31 (d)		570,000	484,490
			1,925,906
Independent Power and Renewable Electricity Producers - 0.3%
Atlantica Sustainable Infrastructure PLC 4.125% 6/15/28 (d)		370,000	327,999
Aydem Yenilenebilir Enerji A/S 7.75% 2/2/27 (d)		245,000	199,032
Energo-Pro A/S 8.5% 2/4/27 (d)		245,000	223,149
EnfraGen Energia Sur SA 5.375% 12/30/30 (d)		1,020,000	711,363
Investment Energy Resources Ltd. 6.25% 4/26/29 (d)		485,000	453,869
RWE AG:
1% 11/26/33 (Reg. S)	EUR	700,000	535,690
2.75% 5/24/30 (Reg. S)	EUR	551,000	537,087
Termocandelaria Power Ltd. 7.875% 1/30/29 (d)		488,750	446,840
			3,435,029
Multi-Utilities - 0.0%
Abu Dhabi National Energy Co. PJSC:
4% 10/3/49(d)		448,000	386,204
4.875% 4/23/30(d)		195,000	200,399
			586,603
Water Utilities - 0.2%
Suez SACA 2.375% 5/24/30 (Reg. S)	EUR	800,000	749,914
Thames Water Utility Finance PLC 1.25% 1/31/32 (Reg. S)	EUR	1,477,000	1,230,110
			1,980,024
TOTAL UTILITIES			31,890,517

TOTAL NONCONVERTIBLE BONDS			518,511,214
TOTAL CORPORATE BONDS (Cost $586,889,053)			521,067,961

U.S. Government and Government Agency Obligations - 27.1%
	Principal Amount (a)	Value ($)
U.S. Government Agency Obligations - 0.2%
Fannie Mae 0.625% 4/22/25	210,000	192,936
Freddie Mac 4% 11/25/24	2,200,000	2,167,428
Tennessee Valley Authority:
5.25% 9/15/39	126,000	131,096
5.375% 4/1/56	302,000	319,646
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		2,811,106
U.S. Treasury Obligations - 26.8%
U.S. Treasury Bills, yield at date of purchase 3.33% to 4.17% 1/5/23 to 2/23/23 (j)	2,010,000	2,006,345
U.S. Treasury Bonds:
2% 11/15/41	5,645,000	4,030,662
2% 8/15/51	16,756,000	10,971,253
2.25% 2/15/52	12,700,000	8,831,461
2.5% 2/15/45 (j)(k)	17,524,000	13,192,971
2.875% 5/15/52	7,014,000	5,645,172
3% 5/15/45	1,800,000	1,482,891
3% 2/15/49	13,991,000	11,579,811
3.25% 5/15/42	2,902,000	2,544,238
3.375% 8/15/42	3,750,000	3,351,563
4% 11/15/42 (l)	8,350,000	8,175,172
4.75% 2/15/37 (j)	8,126,000	8,877,020
6.25% 8/15/23 (j)	2,249,000	2,268,327
U.S. Treasury Notes:
0.125% 3/31/23	3,000,000	2,969,276
0.125% 5/31/23	3,800,000	3,732,164
0.125% 8/15/23	374,000	363,642
0.125% 10/15/23	280,000	270,123
0.25% 5/15/24	73,000	68,708
0.25% 7/31/25	1,221,000	1,101,809
0.25% 9/30/25	1,207,000	1,083,754
0.25% 10/31/25	1,700,000	1,520,105
0.375% 10/31/23	2,000,000	1,928,672
0.375% 12/31/25	8,019,000	7,166,668
0.375% 1/31/26	2,100,000	1,868,426
0.5% 11/30/23	11,500,000	11,064,258
0.625% 7/31/26	2,400,000	2,120,719
0.75% 3/31/26	4,704,000	4,216,144
0.75% 8/31/26	3,400,000	3,010,461
0.875% 9/30/26	16,300,000	14,473,254
1% 7/31/28	4,418,000	3,755,473
1.125% 10/31/26	1,700,000	1,520,504
1.125% 8/31/28 (j)	54,982,000	46,945,126
1.25% 12/31/26	2,667,000	2,388,319
1.25% 9/30/28	2,930,000	2,516,366
1.375% 8/31/23	500,000	488,809
1.375% 10/31/28	3,514,000	3,033,159
1.5% 2/29/24	29,600,000	28,531,625
1.5% 9/30/24	1,995,000	1,894,393
1.5% 10/31/24	280,000	265,289
1.5% 1/31/27	4,595,000	4,148,603
1.5% 11/30/28	860,000	746,823
1.625% 5/31/23	760,000	751,064
1.625% 9/30/26	4,153,000	3,799,671
1.75% 1/31/29	2,583,000	2,268,802
1.875% 2/28/27	27,200,000	24,911,375
2.125% 7/31/24	9,671,000	9,301,915
2.25% 4/30/24	9,144,000	8,853,964
2.25% 3/31/26	3,329,000	3,137,192
2.5% 1/31/24	630,000	615,111
2.5% 2/28/26	7,215,000	6,852,841
2.5% 3/31/27	900,000	844,559
2.625% 7/31/29	1,400,000	1,289,148
2.75% 2/15/24	25,768,000	25,210,365
2.75% 7/31/27	2,800,000	2,649,172
2.75% 5/31/29	155,000	144,005
2.75% 8/15/32	9,455,000	8,609,959
2.875% 11/30/25	3,162,000	3,042,437
2.875% 4/30/29	3,300,000	3,090,656
2.875% 5/15/32	4,651,000	4,286,187
3.125% 11/15/28	1,580,000	1,506,987
3.875% 11/30/27	850,000	845,352
3.875% 12/31/27	1,700,000	1,689,831
3.875% 11/30/29	4,290,000	4,261,177
4% 10/31/29	2,000,000	2,000,625
4.125% 10/31/27	900,000	903,305
4.375% 10/31/24	1,650,000	1,645,295
4.5% 11/30/24	11,000,000	11,000,430
TOTAL U.S. TREASURY OBLIGATIONS		369,660,983
Other Government Related - 0.1%
Private Export Funding Corp. Secured 1.75% 11/15/24	1,030,000	969,354
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $417,633,710)		373,441,443

U.S. Government Agency - Mortgage Securities - 2.6%
	Principal Amount (a)	Value ($)
Fannie Mae - 1.0%
1.5% 11/1/40 to 11/1/41	4,152,725	3,382,515
2.5% 11/1/36 to 12/1/51	2,874,406	2,488,913
3% 11/1/34 to 2/1/52	1,243,545	1,152,605
3.5% 11/1/51 to 5/1/52	5,795,950	5,286,335
4% 9/1/52	198,004	186,806
5% 10/1/52 to 1/1/53	1,794,042	1,790,585
TOTAL FANNIE MAE		14,287,759
Freddie Mac - 0.7%
1.5% 12/1/40 to 4/1/41	1,162,851	950,918
2.5% 5/1/41 to 12/1/51	1,990,956	1,737,976
3% 9/1/34	396,186	374,741
3.5% 3/1/50 to 3/1/52	2,899,958	2,658,913
4.5% 10/1/52	2,249,999	2,169,497
5% 10/1/52 to 12/1/52	1,444,527	1,445,172
TOTAL FREDDIE MAC		9,337,217
Ginnie Mae - 0.6%
2% 1/1/53 (m)	1,300,000	1,090,661
2% 1/1/53 (m)	450,000	377,537
2% 1/1/53 (m)	425,000	356,562
2% 1/1/53 (m)	50,000	41,949
2% 1/1/53 (m)	600,000	503,382
2% 1/1/53 (m)	400,000	335,588
2% 1/1/53 (m)	350,000	293,640
2% 1/1/53 (m)	175,000	146,820
2% 1/1/53 (m)	450,000	377,537
2% 1/1/53 (m)	975,000	817,996
2% 1/1/53 (m)	1,050,000	880,919
2% 2/1/53 (m)	1,200,000	1,007,842
2% 2/1/53 (m)	1,500,000	1,259,803
2% 3/1/53 (m)	300,000	252,160
TOTAL GINNIE MAE		7,742,396
Uniform Mortgage Backed Securities - 0.3%
2.5% 1/1/53 (m)	600,000	508,688
2.5% 1/1/53 (m)	150,000	127,172
2.5% 1/1/53 (m)	200,000	169,563
2.5% 2/1/53 (m)	200,000	169,719
2.5% 2/1/53 (m)	150,000	127,289
2.5% 2/1/53 (m)	150,000	127,289
3.5% 1/1/53 (m)	200,000	181,891
4% 1/1/53 (m)	250,000	234,687
4.5% 1/1/53 (m)	1,850,000	1,783,226
5% 1/1/53 (m)	300,000	295,828
TOTAL UNIFORM MORTGAGE BACKED SECURITIES		3,725,352
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $37,337,926)		35,092,724

Commercial Mortgage Securities - 0.1%
	Principal Amount (a)	Value ($)
Freddie Mac:
sequential payer:
Series 2021-K136 Class A2, 2.127% 11/25/31	500,000	414,908
Series 2022-K142 Class A2, 2.4% 3/25/32	800,000	676,280
Series 2022-K150 Class A2, 3.71% 11/25/32	300,000	282,131
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $1,470,554)		1,373,319

Foreign Government and Government Agency Obligations - 9.5%
		Principal Amount (a)	Value ($)
Angola Republic:
8.25% 5/9/28 (d)		610,000	552,050
8.75% 4/14/32 (d)		310,000	268,150
9.375% 5/8/48 (d)		175,000	137,845
9.5% 11/12/25 (d)		910,000	937,300
Arab Republic of Egypt:
7.0529% 1/15/32 (d)		280,000	203,665
7.5% 1/31/27 (d)		2,240,000	2,004,800
7.5% 2/16/61 (d)		245,000	149,450
7.6003% 3/1/29 (d)		370,000	301,550
7.903% 2/21/48 (d)		385,000	239,663
8.5% 1/31/47 (d)		580,000	382,800
8.7002% 3/1/49 (d)		340,000	223,550
Argentine Republic:
0.5% 7/9/30 (i)		7,000,308	1,893,583
1% 7/9/29		738,798	195,781
1.5% 7/9/35 (i)		3,177,241	800,665
3.5% 7/9/41 (i)		1,140,000	322,620
3.875% 1/9/38 (i)		2,032,304	639,922
Australian Commonwealth:
1.75% 11/21/32 (Reg. S)	AUD	1,600,000	886,772
1.75% 6/21/51 (Reg. S)	AUD	6,045,000	2,385,111
Bahamian Republic 6% 11/21/28 (d)		310,000	235,368
Bahrain Kingdom 5.625% 5/18/34 (d)		155,000	133,426
Barbados Government 6.5% 10/1/29 (d)		594,000	547,148
Bermuda Government:
2.375% 8/20/30 (d)		55,000	46,193
3.375% 8/20/50 (d)		165,000	115,840
3.717% 1/25/27 (d)		645,000	617,708
4.75% 2/15/29 (d)		360,000	357,368
5% 7/15/32 (d)		260,000	257,936
Brazilian Federative Republic:
3.875% 6/12/30		830,000	718,365
7.125% 1/20/37		565,000	586,470
8.25% 1/20/34		1,045,000	1,169,616
Buenos Aires Province 5.25% 9/1/37 (d)(i)		550,000	189,750
Cameroon Republic 5.95% 7/7/32 (d)	EUR	585,000	461,363
Canadian Government:
0.25% 2/1/23	CAD	5,320,000	3,916,054
0.75% 2/1/24	CAD	2,980,000	2,117,121
1.25% 3/1/27	CAD	3,000,000	2,026,064
Chilean Republic:
2.45% 1/31/31		1,355,000	1,121,940
2.75% 1/31/27		310,000	284,386
3.5% 1/31/34		200,000	170,100
4% 1/31/52		200,000	153,975
4.34% 3/7/42		260,000	219,018
Colombian Republic:
3% 1/30/30		1,025,000	783,100
3.125% 4/15/31		535,000	396,502
3.25% 4/22/32		290,000	210,395
4.125% 5/15/51		220,000	131,904
5% 6/15/45		855,000	586,637
5.2% 5/15/49		650,000	443,950
6.125% 1/18/41		40,000	31,820
7.375% 9/18/37		140,000	131,276
8% 4/20/33		630,000	628,740
Costa Rican Republic:
5.625% 4/30/43 (d)		285,000	231,527
6.125% 2/19/31 (d)		150,000	145,153
7% 4/4/44 (d)		60,000	56,318
Democratic Socialist Republic of Sri Lanka:
6.2% 5/11/27 (d)(e)		300,000	86,588
6.825% 7/18/26 (d)(e)		80,000	24,921
7.55% 3/28/30 (d)(e)		235,000	68,414
7.85% 3/14/29 (d)(e)		505,000	145,440
Dominican Republic:
4.5% 1/30/30 (d)		735,000	623,510
4.875% 9/23/32 (d)		860,000	711,005
5.875% 1/30/60 (d)		270,000	197,319
5.95% 1/25/27 (d)		445,000	434,237
6% 7/19/28 (d)		360,000	345,105
6.4% 6/5/49 (d)		340,000	273,764
6.5% 2/15/48 (d)		65,000	53,393
6.5% 2/15/48 (Reg. S)		150,000	123,216
6.85% 1/27/45 (d)		300,000	259,275
6.875% 1/29/26 (d)		790,000	796,073
7.45% 4/30/44 (d)		335,000	310,985
Ecuador Republic:
2.5% 7/31/35 (d)(i)		705,000	322,449
5.5% 7/31/30 (d)(i)		1,320,000	839,685
El Salvador Republic:
6.375% 1/18/27 (d)		75,000	32,475
7.1246% 1/20/50 (d)		290,000	110,164
7.625% 2/1/41 (d)		90,000	34,470
Emirate of Abu Dhabi:
1.7% 3/2/31 (d)		570,000	469,110
3% 9/15/51 (d)		645,000	461,094
3.125% 9/30/49 (d)		1,915,000	1,409,679
3.875% 4/16/50 (d)		620,000	522,466
Emirate of Dubai:
3.9% 9/9/50 (Reg. S)		920,000	653,660
5.25% 1/30/43 (Reg. S)		330,000	297,371
Gabonese Republic 7% 11/24/31 (d)		455,000	372,332
Georgia Republic 2.75% 4/22/26 (d)		480,000	432,240
German Federal Republic:
0% 3/10/23 (Reg. S)	EUR	2,915,000	3,111,456
0% 12/15/23 (Reg. S)	EUR	2,205,000	2,309,359
1.7% 8/15/32 (Reg. S)	EUR	5,384,000	5,372,551
Ghana Republic:
7.75% 4/7/29 (d)		560,000	203,000
8.627% 6/16/49 (d)		255,000	87,338
10.75% 10/14/30 (d)		360,000	252,000
Guatemalan Republic:
4.9% 6/1/30 (d)		230,000	216,962
5.375% 4/24/32 (d)		380,000	370,334
6.125% 6/1/50 (d)		225,000	210,909
Hungarian Republic:
2.125% 9/22/31 (d)		205,000	150,649
5.25% 6/16/29 (d)		295,000	280,490
5.5% 6/16/34 (d)		305,000	284,088
Indonesian Republic:
3.85% 10/15/30		330,000	309,437
4.1% 4/24/28		490,000	479,526
4.35% 1/11/48		300,000	258,033
4.4% 6/6/27 (d)		345,000	341,157
5.125% 1/15/45 (d)		1,160,000	1,118,078
5.25% 1/17/42 (d)		305,000	296,765
5.95% 1/8/46 (d)		350,000	365,050
6.625% 2/17/37 (d)		220,000	248,624
6.75% 1/15/44 (d)		330,000	370,049
7.75% 1/17/38 (d)		930,000	1,113,559
8.5% 10/12/35 (Reg. S)		875,000	1,104,031
Islamic Republic of Pakistan:
6% 4/8/26 (d)		730,000	292,080
6.875% 12/5/27 (d)		130,000	50,064
8.25% 4/15/24 (d)		95,000	50,360
Israeli State:
(guaranteed by U.S. Government through Agency for International Development):
5.5% 9/18/23		5,395,000	5,418,699
5.5% 12/4/23		1,628,000	1,637,069
3.375% 1/15/50		595,000	456,942
3.8% 5/13/60 (Reg. S)		340,000	265,761
Ivory Coast:
5.875% 10/17/31 (d)	EUR	500,000	447,348
6.125% 6/15/33 (d)		400,000	356,000
6.375% 3/3/28 (d)		490,000	474,075
Jamaican Government:
6.75% 4/28/28		255,000	269,153
7.875% 7/28/45		160,000	179,330
Japan Government:
0.1% 12/20/30	JPY	230,600,000	1,701,826
0.4% 3/20/56	JPY	230,150,000	1,207,744
Jordanian Kingdom:
4.95% 7/7/25 (d)		575,000	548,694
7.375% 10/10/47 (d)		110,000	93,899
7.75% 1/15/28 (d)		320,000	322,460
Kingdom of Saudi Arabia:
2.25% 2/2/33 (d)		665,000	537,112
3.45% 2/2/61 (d)		620,000	441,091
3.625% 3/4/28 (d)		315,000	300,416
3.75% 1/21/55 (d)		655,000	513,070
4.5% 10/26/46 (d)		640,000	564,120
4.5% 4/22/60 (d)		225,000	198,745
4.625% 10/4/47 (d)		330,000	293,659
Korean Republic 1% 9/16/30		590,000	464,592
Lebanese Republic:
5.8% 12/31/49 (e)		625,000	35,800
6.375% 12/31/49 (e)		810,000	47,093
Ministry of Finance of the Russian Federation:
4.375% 3/21/29(Reg. S) (c)(e)		200,000	52,000
5.1% 3/28/35(Reg. S) (c)(e)		600,000	174,000
Moroccan Kingdom:
2.375% 12/15/27 (d)		520,000	450,385
4% 12/15/50 (d)		200,000	135,725
5.5% 12/11/42 (d)		70,000	59,623
Panamanian Republic:
2.252% 9/29/32		400,000	296,200
3.298% 1/19/33		445,000	360,116
3.87% 7/23/60		715,000	460,639
4.5% 5/15/47		250,000	191,688
4.5% 4/16/50		780,000	588,315
6.4% 2/14/35		500,000	507,125
Peruvian Republic:
2.783% 1/23/31		1,775,000	1,467,481
3% 1/15/34		440,000	346,445
3.3% 3/11/41		360,000	262,305
Philippine Republic:
2.65% 12/10/45		390,000	261,343
2.95% 5/5/45		160,000	114,818
5.609% 4/13/33		305,000	321,809
5.95% 10/13/47		490,000	526,804
Polish Government 5.75% 11/16/32		425,000	450,411
Province of Santa Fe 7% 3/23/23 (d)		367,500	355,327
Provincia de Cordoba:
6.875% 12/10/25 (d)		1,051,837	841,470
6.99% 6/1/27 (d)		515,562	341,012
Republic of Armenia 3.6% 2/2/31 (d)		330,000	262,103
Republic of Benin 4.875% 1/19/32 (d)	EUR	275,000	226,668
Republic of Iraq 5.8% 1/15/28 (Reg. S)		206,250	189,466
Republic of Kenya:
6.3% 1/23/34 (d)		165,000	127,463
6.875% 6/24/24 (d)		305,000	281,744
7% 5/22/27 (d)		355,000	318,169
Republic of Nigeria:
6.125% 9/28/28 (d)		795,000	612,150
6.375% 7/12/23 (d)		385,000	382,594
6.5% 11/28/27 (d)		410,000	329,538
7.143% 2/23/30 (d)		360,000	274,950
7.625% 11/21/25 (d)		395,000	361,919
7.696% 2/23/38 (d)		280,000	189,315
Republic of Paraguay:
2.739% 1/29/33 (d)		225,000	179,620
4.95% 4/28/31 (d)		480,000	463,290
5.4% 3/30/50 (d)		265,000	227,536
Republic of Senegal 6.25% 5/23/33 (d)		335,000	275,077
Republic of Serbia 2.125% 12/1/30 (d)		525,000	375,309
Republic of Uzbekistan:
3.7% 11/25/30 (d)		270,000	224,235
3.9% 10/19/31 (d)		395,000	322,369
4.75% 2/20/24 (d)		215,000	209,531
Republic of Zambia 8.97% 7/30/27 (d)		335,000	147,400
Romanian Republic:
3% 2/27/27 (d)		470,000	415,010
3% 2/14/31 (d)		600,000	470,175
3.375% 1/28/50 (Reg. S)	EUR	170,000	104,329
3.625% 3/27/32 (d)		470,000	372,710
Rwanda Republic 5.5% 8/9/31 (d)		595,000	450,080
South African Republic:
4.85% 9/27/27		285,000	269,646
4.85% 9/30/29		235,000	208,533
5% 10/12/46		395,000	275,216
5.65% 9/27/47		190,000	139,650
5.75% 9/30/49		450,000	329,625
5.875% 4/20/32		280,000	251,650
State of Qatar:
3.75% 4/16/30 (d)		1,875,000	1,809,141
4% 3/14/29 (d)		580,000	568,690
4.4% 4/16/50 (d)		950,000	864,678
4.625% 6/2/46 (d)		575,000	540,608
4.817% 3/14/49 (d)		1,060,000	1,025,418
5.103% 4/23/48 (d)		620,000	619,923
9.75% 6/15/30 (d)		295,000	392,682
Sultanate of Oman:
4.75% 6/15/26 (d)		230,000	221,346
5.375% 3/8/27 (d)		120,000	117,023
5.625% 1/17/28 (d)		1,465,000	1,441,468
6% 8/1/29 (d)		450,000	449,241
6.25% 1/25/31 (d)		425,000	426,009
6.5% 3/8/47 (d)		195,000	176,963
6.75% 1/17/48 (d)		920,000	856,348
Turkish Republic:
4.25% 3/13/25		590,000	551,650
4.25% 4/14/26		830,000	738,700
4.75% 1/26/26		980,000	891,800
4.875% 10/9/26		650,000	580,125
4.875% 4/16/43		715,000	463,543
5.125% 2/17/28		520,000	448,500
5.25% 3/13/30		185,000	148,925
5.75% 5/11/47		375,000	254,367
6% 3/25/27		170,000	155,338
6% 1/14/41		165,000	119,213
6.125% 10/24/28		365,000	324,918
6.375% 10/14/25		130,000	124,800
9.875% 1/15/28		1,165,000	1,205,488
Ukraine Government:
0% 8/1/41 (d)(f)		370,000	105,404
6.876% 5/21/31 (d)		170,000	32,173
7.253% 3/15/35 (d)		585,000	109,066
7.375% 9/25/34 (d)		285,000	52,778
7.75% 9/1/24 (d)		566,000	137,538
7.75% 9/1/25 (d)		1,345,000	301,616
7.75% 9/1/26 (d)		1,505,000	316,332
7.75% 9/1/28 (d)		200,000	42,700
7.75% 9/1/29 (d)		110,000	23,361
United Arab Emirates 4.05% 7/7/32 (d)		440,000	432,795
United Kingdom, Great Britain and Northern Ireland:
0.375% 10/22/26 (Reg. S)	GBP	8,580,000	9,177,223
3.75% 7/22/52	GBP	800,000	931,531
United Mexican States:
2.659% 5/24/31		510,000	412,080
3.25% 4/16/30		620,000	538,935
3.5% 2/12/34		610,000	489,525
3.75% 1/11/28		590,000	555,780
3.75% 4/19/71		1,000,000	623,000
4.5% 4/22/29		345,000	329,475
4.875% 5/19/33		345,000	317,745
5.75% 10/12/2110		840,000	706,545
6.05% 1/11/40		670,000	650,235
Uruguay Republic 5.1% 6/18/50		675,000	665,550
Venezuelan Republic:
9.25% 9/15/27 (e)		2,395,000	209,563
11.95% 8/5/31 (Reg. S) (e)		1,090,000	95,375
12.75% 12/31/49 (e)		190,000	14,725
Vietnamese Socialist Republic 5.5% 3/12/28		1,720,000	1,674,635
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $154,344,591)			130,473,596

Common Stocks - 2.6%
	Shares	Value ($)
COMMUNICATION SERVICES - 0.1%
Entertainment - 0.0%
New Cotai LLC/New Cotai Capital Corp. (b)(c)(n)	247,076	133,421
Interactive Media & Services - 0.1%
Alphabet, Inc. Class A (n)	6,000	529,380
Meta Platforms, Inc. Class A (n)	3,100	373,054
		902,434
Media - 0.0%
iHeartMedia, Inc. (n)	5,655	34,665
Nexstar Broadcasting Group, Inc. Class A	1,000	175,030
		209,695
TOTAL COMMUNICATION SERVICES		1,245,550
CONSUMER DISCRETIONARY - 0.4%
Auto Components - 0.0%
Exide Technologies (c)(n)	84	54,600
Exide Technologies (c)(n)	2,115	2,115
Exide Technologies (c)(n)	124,905	1
UC Holdings, Inc. (c)(n)	33,750	217,350
		274,066
Hotels, Restaurants & Leisure - 0.2%
Boyd Gaming Corp.	12,300	670,719
Caesars Entertainment, Inc. (n)	32,600	1,356,160
Studio City International Holdings Ltd.:
ADR (d)	10,083	60,095
(NYSE) ADR (n)	11,100	66,156
		2,153,130
Household Durables - 0.1%
Tempur Sealy International, Inc.	31,900	1,095,127
Specialty Retail - 0.1%
Dick's Sporting Goods, Inc.	5,900	709,711
Lowe's Companies, Inc.	4,300	856,732
Williams-Sonoma, Inc.	2,300	264,316
		1,830,759
Textiles, Apparel & Luxury Goods - 0.0%
Tapestry, Inc.	9,300	354,144
TOTAL CONSUMER DISCRETIONARY		5,707,226
CONSUMER STAPLES - 0.1%
Food & Staples Retailing - 0.1%
Southeastern Grocers, Inc. (b)(c)(n)	40,826	948,388
Food Products - 0.0%
Darling Ingredients, Inc. (n)	4,500	281,655
JBS SA	109,400	455,648
Reddy Ice Holdings, Inc. (c)(n)	2,286	126
		737,429
TOTAL CONSUMER STAPLES		1,685,817
ENERGY - 0.6%
Energy Equipment & Services - 0.1%
Diamond Offshore Drilling, Inc. (n)	5,989	62,286
Forbes Energy Services Ltd. (c)(n)	6,562	0
Halliburton Co.	900	35,415
Jonah Energy Parent LLC (c)(n)	15,708	884,832
Superior Energy Services, Inc. Class A (c)(n)	5,560	409,605
		1,392,138
Oil, Gas & Consumable Fuels - 0.5%
Antero Resources Corp. (n)	12,900	399,771
California Resources Corp.	63,752	2,773,850
California Resources Corp. warrants 10/27/24 (n)	3,099	39,047
Chaparral Energy, Inc.:
Series A warrants 10/1/24 (c)(n)	13	22
Series B warrants 10/1/25 (c)(n)	13	22
Cheniere Energy, Inc.	6,100	914,756
Chesapeake Energy Corp.	11,474	1,082,801
Chesapeake Energy Corp. (b)(n)	1,691	159,580
Civitas Resources, Inc.	3,070	177,845
Diamondback Energy, Inc.	2,000	273,560
EP Energy Corp. (c)(n)	52,316	347,378
Mesquite Energy, Inc. (c)(n)	15,322	912,859
Unit Corp.	2,069	119,712
		7,201,203
TOTAL ENERGY		8,593,341
FINANCIALS - 0.1%
Capital Markets - 0.0%
Penson Worldwide, Inc. Class A (c)(n)	314,563	3
Consumer Finance - 0.1%
OneMain Holdings, Inc.	29,400	979,314
TOTAL FINANCIALS		979,317
HEALTH CARE - 0.2%
Health Care Providers & Services - 0.1%
Humana, Inc.	600	307,314
Tenet Healthcare Corp. (n)	3,700	180,523
UnitedHealth Group, Inc.	1,100	583,198
		1,071,035
Life Sciences Tools & Services - 0.1%
Charles River Laboratories International, Inc. (n)	2,300	501,170
IQVIA Holdings, Inc. (n)	4,300	881,027
		1,382,197
TOTAL HEALTH CARE		2,453,232
INDUSTRIALS - 0.1%
Building Products - 0.0%
Builders FirstSource, Inc. (n)	5,100	330,888
Electrical Equipment - 0.0%
Regal Rexnord Corp.	2,400	287,952
Professional Services - 0.1%
ASGN, Inc. (n)	9,200	749,616
Trading Companies & Distributors - 0.0%
Penhall Acquisition Co.:
Class A (c)(n)	321	38,366
Class B (c)(n)	107	12,789
		51,155
Transportation Infrastructure - 0.0%
Tricer Holdco SCA:
Class A1 (b)(c)(n)	16,755	0
Class A2 (b)(c)(n)	16,755	0
Class A3 (b)(c)(n)	16,755	0
Class A4 (b)(c)(n)	16,755	0
Class A5 (b)(c)(n)	16,755	0
Class A6 (b)(c)(n)	16,755	0
Class A7 (b)(c)(n)	16,755	0
Class A8 (b)(c)(n)	16,755	0
Class A9 (b)(c)(n)	16,755	0
		0
TOTAL INDUSTRIALS		1,419,611
INFORMATION TECHNOLOGY - 0.6%
Electronic Equipment & Components - 0.0%
CDW Corp.	3,800	678,604
IT Services - 0.2%
Fiserv, Inc. (n)	6,800	687,276
Global Payments, Inc.	6,400	635,648
GTT Communications, Inc. rights (c)(n)	27,222	27,222
MasterCard, Inc. Class A	1,200	417,276
SS&C Technologies Holdings, Inc.	5,908	307,570
Visa, Inc. Class A	2,800	581,728
		2,656,720
Semiconductors & Semiconductor Equipment - 0.3%
Advanced Micro Devices, Inc. (n)	3,700	239,649
ASML Holding NV	500	273,200
Lam Research Corp.	800	336,240
Marvell Technology, Inc.	15,400	570,416
Microchip Technology, Inc.	11,800	828,950
NVIDIA Corp.	2,000	292,280
NXP Semiconductors NV	1,800	284,454
onsemi (n)	17,765	1,108,003
		3,933,192
Software - 0.1%
Adobe, Inc. (n)	1,500	504,795
Microsoft Corp.	1,600	383,712
Palo Alto Networks, Inc. (n)	2,000	279,080
		1,167,587
TOTAL INFORMATION TECHNOLOGY		8,436,103
MATERIALS - 0.3%
Chemicals - 0.1%
CF Industries Holdings, Inc.	6,700	570,840
The Chemours Co. LLC	22,445	687,266
		1,258,106
Containers & Packaging - 0.1%
Berry Global Group, Inc.	9,407	568,465
Graphic Packaging Holding Co.	34,200	760,950
WestRock Co.	11,400	400,824
		1,730,239
Metals & Mining - 0.1%
Algoma Steel Group, Inc.	32,940	208,840
Algoma Steel SCA (c)(n)	10,220	0
Elah Holdings, Inc. (n)	14	826
First Quantum Minerals Ltd.	21,800	455,482
Freeport-McMoRan, Inc.	5,000	190,000
		855,148
TOTAL MATERIALS		3,843,493
UTILITIES - 0.1%
Electric Utilities - 0.1%
NRG Energy, Inc.	5,596	178,065
PG&E Corp. (n)	56,566	919,763
Portland General Electric Co.	140	6,860
		1,104,688
Independent Power and Renewable Electricity Producers - 0.0%
PureWest Energy (c)	901	0
PureWest Energy rights (c)(n)	543	0
		0
TOTAL UTILITIES		1,104,688
TOTAL COMMON STOCKS (Cost $29,500,581)		35,468,378

Nonconvertible Preferred Stocks - 0.0%
	Shares	Value ($)
CONSUMER DISCRETIONARY - 0.0%
Auto Components - 0.0%
Exide Technologies (c)(n)	187	174,050
INDUSTRIALS - 0.0%
Transportation Infrastructure - 0.0%
Tricer Holdco SCA (b)(c)(n)	8,042,141	80
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $460,804)		174,130

Bank Loan Obligations - 1.5%
	Principal Amount (a)	Value ($)
COMMUNICATION SERVICES - 0.2%
Diversified Telecommunication Services - 0.1%
Connect U.S. Finco LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 7.89% 12/12/26 (f)(g)(o)	471,663	465,569
Frontier Communications Holdings LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 8.5% 5/1/28 (f)(g)(o)	260,884	248,307
Securus Technologies Holdings Tranche B, term loan 3 month U.S. LIBOR + 4.500% 9.2299% 11/1/24 (f)(g)(o)	410,283	305,341
Zayo Group Holdings, Inc. 1LN, term loan 1 month U.S. LIBOR + 3.000% 7.3836% 3/9/27 (f)(g)(o)	409,763	330,765
		1,349,982
Media - 0.1%
Diamond Sports Group LLC 1LN, term loan CME Term SOFR 1 Month Index + 8.000% 12.3171% 5/25/26 (f)(g)(o)	356,478	336,576
Nexstar Broadcasting, Inc. Tranche B, term loan 1 month U.S. LIBOR + 2.500% 6.8836% 9/19/26 (f)(g)(o)	122,255	121,124
Univision Communications, Inc.:
1LN, term loan CME Term SOFR 1 Month Index + 4.250% 8.8302% 6/10/29 (f)(g)(o)	34,825	34,320
Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 7.6336% 1/31/29 (f)(g)(o)	352,338	341,035
		833,055
TOTAL COMMUNICATION SERVICES		2,183,037
CONSUMER DISCRETIONARY - 0.2%
Auto Components - 0.0%
PECF USS Intermediate Holding III Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.250% 8.6336% 12/17/28 (f)(g)(o)	103,950	86,379
Diversified Consumer Services - 0.1%
KUEHG Corp. Tranche B 2LN, term loan 3 month U.S. LIBOR + 8.250% 12.9799% 8/22/25 (f)(g)(o)	305,000	290,818
Sotheby's Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.500% 8.5791% 1/15/27 (f)(g)(o)	588,255	572,519
Spin Holdco, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 8.765% 3/4/28 (f)(g)(o)	833,636	700,046
		1,563,383
Hotels, Restaurants & Leisure - 0.0%
Delta 2 SARL Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 7.573% 1/15/30 (f)(g)(o)	170,000	169,788
Fertitta Entertainment LLC NV Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 8.323% 1/27/29 (f)(g)(o)	173,688	164,809
Scientific Games Corp. 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 7.4171% 4/7/29 (f)(g)(o)	109,450	107,691
		442,288
Specialty Retail - 0.1%
Michaels Companies, Inc. 1LN, term loan 1 month U.S. LIBOR + 4.250% 8.9799% 4/15/28 (f)(g)(o)	265,950	228,866
New SK Holdco Sub LLC 1LN, term loan CME Term SOFR 1 Month Index + 8.350% 12.6746% 6/30/27 (f)(g)(o)	50,979	43,893
Wand NewCo 3, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.000% 7.3836% 2/5/26 (f)(g)(o)	950,818	899,541
		1,172,300
TOTAL CONSUMER DISCRETIONARY		3,264,350
CONSUMER STAPLES - 0.0%
Beverages - 0.0%
Bengal Debt Merger Sub LLC 1LN, term loan CME TERM SOFR 3 MONTH INDEX + 3.250% 7.9302% 1/24/29 (f)(g)(o)	104,475	93,185
ENERGY - 0.0%
Energy Equipment & Services - 0.0%
Forbes Energy Services LLC Tranche B, term loan 0% (c)(e)(f)(o)	61,482	0
Oil, Gas & Consumable Fuels - 0.0%
Mesquite Energy, Inc.:
1LN, term loan 3 month U.S. LIBOR + 8.000% 0% (c)(e)(g)(o)	283,417	0
term loan 3 month U.S. LIBOR + 0.000% 0% (c)(e)(g)(o)	122,000	0
		0
TOTAL ENERGY		0
FINANCIALS - 0.1%
Capital Markets - 0.0%
Citadel Securities LP Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.500% 6.9375% 2/27/28 (f)(g)(o)	530,550	519,541
Insurance - 0.1%
Acrisure LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.250% 8.6336% 2/15/27 (f)(g)(o)	64,350	62,151
Alliant Holdings Intermediate LLC Tranche B3 1LN, term loan 1 month U.S. LIBOR + 3.500% 7.8539% 11/12/27 (f)(g)(o)	634,963	619,768
HUB International Ltd. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 8.2202% 11/10/29 (f)(g)(o)	45,000	44,463
		726,382
TOTAL FINANCIALS		1,245,923
HEALTH CARE - 0.2%
Health Care Providers & Services - 0.1%
Gainwell Acquisition Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 8.7299% 10/1/27 (f)(g)(o)	966,811	905,176
Phoenix Newco, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 7.6336% 11/15/28 (f)(g)(o)	327,525	314,879
		1,220,055
Health Care Technology - 0.1%
Athenahealth Group, Inc.:
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 7.8211% 2/15/29 (f)(g)(o)	1,301,720	1,172,016
Tranche DD 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 3.5% 2/15/29 (f)(g)(o)(p)	221,739	199,645
		1,371,661
TOTAL HEALTH CARE		2,591,716
INDUSTRIALS - 0.3%
Air Freight & Logistics - 0.0%
Dynasty Acquisition Co., Inc.:
Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 7.923% 4/8/26 (f)(g)(o)	135,462	128,872
Tranche B2 1LN, term loan 1 month U.S. LIBOR + 3.500% 7.923% 4/4/26 (f)(g)(o)	72,829	69,286
		198,158
Airlines - 0.1%
Air Canada Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 8.13% 8/11/28 (f)(g)(o)	423,938	418,108
SkyMiles IP Ltd. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 7.9926% 10/20/27 (f)(g)(o)	205,000	208,690
		626,798
Building Products - 0.1%
Acproducts Holdings, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.250% 8.9799% 5/17/28 (f)(g)(o)	1,122,900	835,920
Hunter Douglas, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 7.8588% 2/25/29 (f)(g)(o)	1,039,775	910,729
		1,746,649
Commercial Services & Supplies - 0.1%
ABG Intermediate Holdings 2 LLC:
Tranche B 2LN, term loan CME Term SOFR 1 Month Index + 6.000% 10.423% 12/20/29 (f)(g)(o)	50,000	45,500
Tranche B1 LN, term loan CME Term SOFR 1 Month Index + 3.500% 7.923% 12/21/28 (f)(g)(o)	248,750	240,355
Madison IAQ LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 7.9883% 6/21/28 (f)(g)(o)	137,900	127,989
Neptune BidCo U.S., Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.000% 8.8219% 4/11/29 (f)(g)(o)	790,000	703,598
Sabert Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.500% 8.9375% 12/10/26 (c)(f)(g)(o)	354,058	350,518
		1,467,960
Construction & Engineering - 0.0%
SRS Distribution, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 7.8836% 6/4/28 (f)(g)(o)	301,188	287,366
Machinery - 0.0%
Chart Industries, Inc. 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 12/8/29 (g)(o)(q)	85,000	83,991
TOTAL INDUSTRIALS		4,410,922
INFORMATION TECHNOLOGY - 0.3%
Electronic Equipment & Components - 0.0%
DG Investment Intermediate Holdings, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 8.1336% 3/31/28 (f)(g)(o)	98,503	94,071
IT Services - 0.1%
Acuris Finance U.S., Inc. 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 8.7302% 2/16/28 (f)(g)(o)	60,938	59,795
Camelot Finance SA Tranche B, term loan 1 month U.S. LIBOR + 3.000% 7.3836% 10/31/26 (f)(g)(o)	52,093	51,194
GTT Communications, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.750% 10.75% 5/31/25 (f)(g)(o)	745,026	335,262
Hunter U.S. Bidco, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.250% 8.9799% 8/19/28 (f)(g)(o)	530,775	519,496
		965,747
Software - 0.2%
Boxer Parent Co., Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 8.1336% 10/2/25 (f)(g)(o)	1,605,406	1,534,447
Polaris Newco LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 8.7299% 6/2/28 (f)(g)(o)	316,000	287,674
Proofpoint, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 7.9849% 8/31/28 (f)(g)(o)	306,900	294,452
RealPage, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.000% 7.3836% 4/22/28 (f)(g)(o)	306,125	290,513
Ultimate Software Group, Inc. 1LN, term loan 1 month U.S. LIBOR + 3.250% 6.9983% 5/3/26 (f)(g)(o)	656,679	623,845
VS Buyer LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.000% 7.3836% 2/28/27 (f)(g)(o)	121,563	117,764
		3,148,695
TOTAL INFORMATION TECHNOLOGY		4,208,513
MATERIALS - 0.1%
Chemicals - 0.1%
Avient Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 7.3442% 8/29/29 (f)(g)(o)	28,152	28,102
Discovery Purchaser Corp. 1LN, term loan CME Term SOFR 1 Month Index + 4.370% 7.9683% 10/4/29 (f)(g)(o)	910,000	827,418
Olympus Water U.S. Holding Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 8.5% 11/9/28 (f)(g)(o)	168,300	161,194
W.R. Grace Holding LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 8.5% 9/22/28 (f)(g)(o)	128,700	126,046
		1,142,760
Containers & Packaging - 0.0%
Clydesdale Acquisition Holdings, Inc. 1LN, term loan CME Term SOFR 1 Month Index + 4.170% 8.598% 4/13/29 (f)(g)(o)	417,900	397,181
Kloeckner Pentaplast of America, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.750% 8.2592% 2/9/26 (f)(g)(o)	78,600	69,487
		466,668
TOTAL MATERIALS		1,609,428
UTILITIES - 0.1%
Electric Utilities - 0.1%
PG&E Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.000% 7.4375% 6/23/25 (f)(g)(o)	1,638,000	1,623,160
TOTAL BANK LOAN OBLIGATIONS (Cost $23,199,504)		21,230,234

Fixed-Income Funds - 7.8%
	Shares	Value ($)
Fidelity Floating Rate Central Fund (r) (Cost $114,936,415)	1,133,767	107,855,301

Preferred Securities - 4.8%
		Principal Amount (a)	Value ($)
COMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
CAS Capital No 1 Ltd. 4% (Reg. S) (f)(h)		800,000	634,915
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.1%
Volkswagen International Finance NV 4.375% (Reg. S) (f)(h)	EUR	1,800,000	1,632,320
CONSUMER STAPLES - 0.1%
Food Products - 0.1%
Cosan Overseas Ltd. 8.25% (h)		885,000	890,641
Grupo Bimbo S.A.B. de CV 5.95% (d)(f)(h)		495,000	503,816
			1,394,457
ENERGY - 0.6%
Oil, Gas & Consumable Fuels - 0.6%
Energy Transfer LP:
6.25% (f)(h)		4,050,000	3,538,110
6.625% (f)(h)		1,515,000	1,162,799
7.125% (f)(h)		1,660,000	1,401,456
Gazprom PJSC Via Gaz Finance PLC 4.5985% (Reg. S) (e)(f)(h)		550,000	295,797
MPLX LP 6.875% (f)(h)		1,550,000	1,567,001
Summit Midstream Partners LP 3 month U.S. LIBOR + 7.430% 12.1759% (e)(f)(g)(h)		148,000	109,354
			8,074,517
FINANCIALS - 3.8%
Banks - 3.5%
Banco Do Brasil SA 6.25% (d)(f)(h)		560,000	508,980
Banco Mercantil del Norte SA:
6.75% (d)(f)(h)		590,000	575,176
7.625% (d)(f)(h)		210,000	198,928
Bank of America Corp.:
5.2% (f)(h)		5,217,000	5,078,385
5.875% (f)(h)		5,125,000	4,603,212
6.25% (f)(h)		2,910,000	2,853,433
BBVA Bancomer SA Texas Branch:
5.125% 1/18/33 (d)(f)		340,000	312,908
5.35% 11/12/29 (d)(f)		180,000	176,414
Citigroup, Inc.:
4.7% (f)(h)		3,805,000	3,237,472
5% (f)(h)		3,245,000	2,937,842
5.9% (f)(h)		1,455,000	1,472,265
5.95% (f)(h)		2,675,000	2,715,448
6.3% (f)(h)		270,000	256,886
Emirates NBD Bank PJSC 6.125% (Reg. S) (f)(h)		625,000	625,658
Georgia Bank Joint Stock Co. 11.125% (Reg. S) (f)(h)		200,000	193,245
Huntington Bancshares, Inc. 5.7% (f)(h)		650,000	609,318
Itau Unibanco Holding SA U.S. TREASURY 5 YEAR INDEX + 3.980% 7.721% (d)(f)(g)(h)		785,000	767,871
JPMorgan Chase & Co.:
4% (f)(h)		4,805,000	4,162,859
4.6% (f)(h)		1,225,000	1,102,959
5% (f)(h)		1,660,000	1,553,293
6% (f)(h)		6,524,000	6,543,870
6.125% (f)(h)		850,000	835,036
6.75% (f)(h)		400,000	409,682
NBK Tier 1 Financing 2 Ltd. 4.5% (d)(f)(h)		455,000	419,385
NBK Tier 1 Ltd. 3.625% (d)(f)(h)		230,000	203,160
Tinkoff Credit Systems 6% (d)(f)(h)		275,000	106,253
Wells Fargo & Co.:
5.875% (f)(h)		2,600,000	2,516,134
5.9% (f)(h)		3,065,000	2,753,490
			47,729,562
Capital Markets - 0.3%
Goldman Sachs Group, Inc.:
3 month U.S. LIBOR + 2.870% 7.466% (f)(g)(h)		2,951,000	2,901,583
4.4% (f)(h)		420,000	358,151
4.95% (f)(h)		710,000	659,842
			3,919,576
Diversified Financial Services - 0.0%
OEC Finance Ltd. 7.5% pay-in-kind (d)(h)		1,925	91
TOTAL FINANCIALS			51,649,229
INDUSTRIALS - 0.0%
Marine - 0.0%
DP World Salaam 6% (Reg. S) (f)(h)		600,000	610,500
INFORMATION TECHNOLOGY - 0.1%
IT Services - 0.1%
Network i2i Ltd.:
3.975% (d)(f)(h)		315,000	273,335
5.65% (d)(f)(h)		570,000	547,974
			821,309
MATERIALS - 0.1%
Construction Materials - 0.1%
CEMEX S.A.B. de CV 5.125% (d)(f)(h)		845,000	795,383
TOTAL PREFERRED SECURITIES (Cost $71,082,835)			65,612,630

Money Market Funds - 6.4%
	Shares	Value ($)
Fidelity Cash Central Fund 4.37% (s)	81,283,018	81,299,275
Fidelity Securities Lending Cash Central Fund 4.37% (s)(t)	7,086,791	7,087,500
TOTAL MONEY MARKET FUNDS (Cost $88,378,221)		88,386,775

TOTAL INVESTMENT IN SECURITIES - 100.2% (Cost $1,525,234,194)	1,380,176,491
NET OTHER ASSETS (LIABILITIES) - (0.2)%	(2,799,966)
NET ASSETS - 100.0%	1,377,376,525

TBA Sale Commitments
	Principal Amount (a)	Value ($)
Ginnie Mae
2% 1/1/53	(1,200,000)	(1,006,764)
2% 1/1/53	(1,500,000)	(1,258,455)
2% 1/1/53	(975,000)	(817,996)
2% 1/1/53	(450,000)	(377,537)
2% 1/1/53	(1,050,000)	(880,919)
2% 2/1/53	(300,000)	(251,961)

TOTAL GINNIE MAE		(4,593,632)

Uniform Mortgage Backed Securities
2.5% 1/1/53	(200,000)	(169,563)
2.5% 1/1/53	(150,000)	(127,172)
2.5% 1/1/53	(150,000)	(127,172)
2.5% 1/1/53	(200,000)	(169,563)
2.5% 1/1/53	(150,000)	(127,172)
3.5% 1/1/53	(200,000)	(181,891)
4% 1/1/53	(250,000)	(234,687)
4.5% 1/1/53	(1,850,000)	(1,783,226)
4.5% 1/1/53	(800,000)	(771,125)
5% 1/1/53	(300,000)	(295,828)

TOTAL UNIFORM MORTGAGE BACKED SECURITIES		(3,987,399)

TOTAL TBA SALE COMMITMENTS (Proceeds $8,699,477)		(8,581,031)

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	520	Mar 2023	58,394,375	(177,995)	(177,995)
CBOT 2-Year U.S. Treasury Note Contracts (United States)	287	Mar 2023	58,857,422	50,320	50,320
CBOT 5-Year U.S. Treasury Note Contracts (United States)	19	Mar 2023	2,050,664	1,447	1,447
CBOT Long Term U.S. Treasury Bond Contracts (United States)	28	Mar 2023	3,509,625	(60)	(60)
CBOT Ultra Long Term U.S. Treasury Bond Contracts (United States)	15	Mar 2023	2,014,688	4,068	4,068

TOTAL FUTURES CONTRACTS					(122,220)
The notional amount of futures purchased as a percentage of Net Assets is 9.0%

For the period, the average monthly notional amount at value for futures contracts in the aggregate was $151,851,307.
Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation) ($)

AUD	3,386,000	USD	2,267,822	Canadian Imperial Bk. of Comm.	1/13/23	38,449
AUD	264,000	USD	176,681	HSBC Bank	1/13/23	3,135
EUR	399,000	USD	425,569	Bank of America, N.A.	1/13/23	1,820
EUR	1,291,000	USD	1,378,292	Bank of America, N.A.	1/13/23	4,563
EUR	270,000	USD	287,767	Barclays Bank PLC	1/13/23	1,443
EUR	466,000	USD	496,187	Brown Brothers Harriman & Co	1/13/23	2,969
EUR	197,000	USD	210,364	Brown Brothers Harriman & Co	1/13/23	652
EUR	248,000	USD	262,528	HSBC Bank	1/13/23	3,118
EUR	1,580,000	USD	1,687,985	Royal Bank of Canada	1/13/23	4,433
EUR	246,000	USD	262,759	State Street Bank and Trust Co	1/13/23	744
EUR	369,000	USD	392,518	State Street Bank and Trust Co	1/13/23	2,736
EUR	269,000	USD	286,508	State Street Bank and Trust Co	1/13/23	1,631
USD	1,158,391	AUD	1,713,000	Bank of America, N.A.	1/13/23	(8,367)
USD	4,462,373	AUD	6,589,000	State Street Bank and Trust Co	1/13/23	(25,524)
USD	195,667	AUD	288,000	State Street Bank and Trust Co	1/13/23	(495)
USD	7,976,303	CAD	10,868,000	Royal Bank of Canada	1/13/23	(50,642)
USD	457,016	EUR	432,000	Bank of America, N.A.	1/13/23	(5,721)
USD	2,311,022	EUR	2,175,000	Brown Brothers Harriman & Co	1/13/23	(18,731)
USD	46,535,082	EUR	43,970,000	State Street Bank and Trust Co	1/13/23	(563,418)
USD	1,070,871	GBP	875,000	Royal Bank of Canada	1/13/23	12,765
USD	9,335,107	GBP	7,615,000	State Street Bank and Trust Co	1/13/23	126,566
USD	2,918,697	JPY	395,512,000	State Street Bank and Trust Co	1/13/23	(98,743)

TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						(566,617)

Unrealized Appreciation						205,024
Unrealized Depreciation						(771,641)
For the period, the average contract value for forward foreign currency contracts was $137,048,143. Contract value represents contract amount in United States dollars plus or minus unrealized appreciation or depreciation, respectively.

Currency Abbreviations
AUD	-	Australian dollar
CAD	-	Canadian dollar
EUR	-	European Monetary Unit
GBP	-	British pound sterling
JPY	-	Japanese yen
USD	-	U.S. dollar

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $3,335,493 or 0.2% of net assets.

(c)	Level 3 security
(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $419,407,851 or 30.4% of net assets.

(e)	Non-income producing - Security is in default.
(f)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(g)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(h)	Security is perpetual in nature with no stated maturity date.
(i)	Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(j)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $1,756,152.
(k)
Security or a portion of the security has been segregated as collateral for mortgage-backed or asset-backed securities purchased on a delayed delivery or when-issued basis. At period end, the value of securities pledged amounted to $127,315.

(l)	Security or a portion of the security is on loan at period end.
(m)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(n)	Non-income producing
(o)
Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower.  Such prepayments cannot be predicted with certainty.

(p)
Position or a portion of the position represents an unfunded loan commitment.  At period end, the total principal amount and market value of unfunded commitments totaled $166,304 and $149,734, respectively.

(q)	The coupon rate will be determined upon settlement of the loan after period end.
(r)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements,which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(s)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(t)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Chesapeake Energy Corp.	2/10/21	16,014

Mesquite Energy, Inc. 15% 7/15/23	7/10/20 - 1/18/22	119,924

Mesquite Energy, Inc. 15% 7/15/23	11/05/20 - 1/18/22	208,674

New Cotai LLC/New Cotai Capital Corp.	9/11/20	1,223,948

Southeastern Grocers, Inc.	6/01/18	287,174

Tricer Holdco SCA	10/16/09 - 12/30/17	286,754

Tricer Holdco SCA Class A1	10/16/09 - 10/29/09	45,666

Tricer Holdco SCA Class A2	10/16/09 - 10/29/09	45,666

Tricer Holdco SCA Class A3	10/16/09 - 10/29/09	45,666

Tricer Holdco SCA Class A4	10/16/09 - 10/29/09	45,666

Tricer Holdco SCA Class A5	10/16/09 - 10/29/09	45,666

Tricer Holdco SCA Class A6	10/16/09 - 10/29/09	45,666

Tricer Holdco SCA Class A7	10/16/09 - 10/29/09	45,666

Tricer Holdco SCA Class A8	10/16/09 - 10/29/09	45,666

Tricer Holdco SCA Class A9	10/16/09 - 10/29/09	45,706

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.37%	122,864,292	454,060,111	495,625,128	1,635,211	-	-	81,299,275	0.2%
Fidelity Floating Rate Central Fund	148,227,047	10,317,497	43,244,746	7,318,110	(2,823,643)	(4,620,854)	107,855,301	4.6%
Fidelity Mortgage Backed Securities Central Fund	1,965	3	1,936	4	(53)	21	-	0.0%
Fidelity Securities Lending Cash Central Fund 4.37%	-	40,345,489	33,257,989	27,152	-	-	7,087,500	0.0%
Total	271,093,304	504,723,100	572,129,799	8,980,477	(2,823,696)	(4,620,833)	196,242,076

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	1,245,550	1,112,129	-	133,421
Consumer Discretionary	5,881,276	5,433,160	-	448,116
Consumer Staples	1,685,817	737,303	-	948,514
Energy	8,593,341	6,038,623	-	2,554,718
Financials	979,317	979,314	-	3
Health Care	2,453,232	2,453,232	-	-
Industrials	1,419,691	1,368,456	-	51,235
Information Technology	8,436,103	8,408,881	-	27,222
Materials	3,843,493	3,843,493	-	-
Utilities	1,104,688	1,104,688	-	-

Corporate Bonds	521,067,961	-	518,120,677	2,947,284

U.S. Government and Government Agency Obligations	373,441,443	-	373,441,443	-

U.S. Government Agency - Mortgage Securities	35,092,724	-	35,092,724	-

Commercial Mortgage Securities	1,373,319	-	1,373,319	-

Foreign Government and Government Agency Obligations	130,473,596	-	130,247,596	226,000

Bank Loan Obligations	21,230,234	-	20,879,716	350,518

Fixed-Income Funds	107,855,301	107,855,301	-	-

Preferred Securities	65,612,630	-	65,612,630	-

Money Market Funds	88,386,775	88,386,775	-	-
Total Investments in Securities:	1,380,176,491	227,721,355	1,144,768,105	7,687,031
Derivative Instruments:

Assets
Futures Contracts	55,835	55,835	-	-
Forward Foreign Currency Contracts	205,024	-	205,024	-
Total Assets	260,859	55,835	205,024	-

Liabilities
Futures Contracts	(178,055)	(178,055)	-	-
Forward Foreign Currency Contracts	(771,641)	-	(771,641)	-
Total Liabilities	(949,696)	(178,055)	(771,641)	-
Total Derivative Instruments:	(688,837)	(122,220)	(566,617)	-
Other Financial Instruments:

TBA Sale Commitments	(8,581,031)	-	(8,581,031)	-
Total Other Financial Instruments:	(8,581,031)	-	(8,581,031)	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2022. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Foreign Exchange Risk
Forward Foreign Currency Contracts (a)	205,024	(771,641)
Total Foreign Exchange Risk	205,024	(771,641)
Interest Rate Risk
Futures Contracts (b)	55,835	(178,055)
Total Interest Rate Risk	55,835	(178,055)
Total Value of Derivatives	260,859	(949,696)

(a)Gross value is presented in the Statement of Assets and Liabilities in the unrealized appreciation/depreciation on forward foreign currency contracts line-items.

(b)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Financial Statements
Statement of Assets and Liabilities
			December 31, 2022

Assets
Investment in securities, at value (including securities loaned of $6,853,420) - See accompanying schedule:	$
Unaffiliated issuers (cost $1,321,919,558)		1,183,934,415
Fidelity Central Funds (cost $203,314,636)		196,242,076

Total Investment in Securities (cost $1,525,234,194)			$1,380,176,491
Cash			1,274,103
Foreign currency held at value (cost $3,289)			3,037
Receivable for investments sold			3,613,362
Receivable for TBA sale commitments			8,699,477
Unrealized appreciation on forward foreign currency contracts			205,024
Receivable for fund shares sold			1,713,638
Dividends receivable			83,225
Interest receivable			13,708,573
Distributions receivable from Fidelity Central Funds			291,659
Prepaid expenses			1,442
Total assets			1,409,770,031
Liabilities
Payable for investments purchased
Regular delivery		$3,214,427
Delayed delivery		11,489,204
TBA sale commitments, at value		8,581,031
Unrealized depreciation on forward foreign currency contracts		771,641
Payable for fund shares redeemed		137,576
Accrued management fee		628,620
Distribution and service plan fees payable		105,533
Payable for daily variation margin on futures contracts		127,329
Other affiliated payables		139,782
Other payables and accrued expenses		110,863
Collateral on securities loaned		7,087,500
Total Liabilities			32,393,506
Net Assets			$1,377,376,525
Net Assets consist of:
Paid in capital			$1,545,296,147
Total accumulated earnings (loss)			(167,919,622)
Net Assets			$1,377,376,525

Net Asset Value and Maximum Offering Price
Initial Class :
Net Asset Value , offering price and redemption price per share ($71,243,921 ÷ 7,110,423 shares)			$10.02
Service Class :
Net Asset Value , offering price and redemption price per share ($1,445,888 ÷ 144,529 shares)			$10.00
Service Class 2 :
Net Asset Value , offering price and redemption price per share ($507,410,240 ÷ 51,250,314 shares)			$9.90
Investor Class :
Net Asset Value , offering price and redemption price per share ($797,276,476 ÷ 79,893,702 shares)			$9.98
Statement of Operations
		Year ended December 31, 2022
Investment Income
Dividends		$5,264,244
Interest		47,784,367
Income from Fidelity Central Funds (including $27,152 from security lending)		8,980,477
Total Income		62,029,088
Expenses
Management fee	$8,113,713
Transfer agent fees	1,298,763
Distribution and service plan fees	1,368,160
Accounting fees	502,766
Custodian fees and expenses	39,246
Independent trustees' fees and expenses	4,825
Registration fees	65
Audit	113,819
Legal	80,892
Miscellaneous	6,700
Total expenses before reductions	11,528,949
Expense reductions	(37,412)
Total expenses after reductions		11,491,537
Net Investment income (loss)		50,537,551
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(13,957,973)
Fidelity Central Funds	(2,823,696)
Forward foreign currency contracts	11,004,306
Foreign currency transactions	(607,439)
Futures contracts	(22,847,242)
Total net realized gain (loss)		(29,232,044)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(203,487,774)
Fidelity Central Funds	(4,620,833)
Forward foreign currency contracts	(2,454,896)
Assets and liabilities in foreign currencies	25,126
Futures contracts	(352,509)
TBA Sale commitments	119,205
Total change in net unrealized appreciation (depreciation)		(210,771,681)
Net gain (loss)		(240,003,725)
Net increase (decrease) in net assets resulting from operations		$(189,466,174)
Statement of Changes in Net Assets

	Year ended December 31, 2022	Year ended December 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$50,537,551	$42,613,129
Net realized gain (loss)	(29,232,044)	27,637,272
Change in net unrealized appreciation (depreciation)	(210,771,681)	(12,779,803)
Net increase (decrease) in net assets resulting from operations	(189,466,174)	57,470,598
Distributions to shareholders	(50,844,461)	(68,953,706)
Distributions to shareholders from tax return of capital	(2,030,056)	-
Total Distributions	(52,874,517)	(68,953,706)
Share transactions - net increase (decrease)	(71,296,973)	144,097,619
Total increase (decrease) in net assets	(313,637,664)	132,614,511

Net Assets
Beginning of period	1,691,014,189	1,558,399,678
End of period	$1,377,376,525	$1,691,014,189

Financial Highlights
VIP Strategic Income Portfolio Initial Class

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$11.74	$11.81	$11.45	$10.75	$11.50
Income from Investment Operations
Net investment income (loss) A,B	.377	.327	.380	.421	.418 C
Net realized and unrealized gain (loss)	(1.690)	.113	.477	.749	(.716) C
Total from investment operations	(1.313)	.440	.857	1.170	(.298)
Distributions from net investment income	(.380)	(.320)	(.385)	(.385)	(.444)
Distributions from net realized gain	(.011)	(.190)	(.112)	(.085)	(.008)
Tax return of capital	(.016)	-	-	-	-
Total distributions	(.407)	(.510)	(.497)	(.470)	(.452)
Net asset value, end of period	$10.02	$11.74	$11.81	$11.45	$10.75
Total Return D,E	(11.26)%	3.74%	7.52%	10.89%	(2.57)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.67%	.66%	.67%	.67%	.66%
Expenses net of fee waivers, if any	.66%	.66%	.67%	.67%	.66%
Expenses net of all reductions	.66%	.66%	.66%	.66%	.66%
Net investment income (loss)	3.52%	2.72%	3.32%	3.67%	3.66%
Supplemental Data
Net assets, end of period (000 omitted)	$71,244	$84,605	$79,320	$83,769	$82,529
Portfolio turnover rate H	75%	103%	116%	144%	118%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Strategic Income Portfolio Service Class

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$11.73	$11.81	$11.42	$10.72	$11.47
Income from Investment Operations
Net investment income (loss) A,B	.356	.315	.371	.409	.406 C
Net realized and unrealized gain (loss)	(1.682)	.105	.489	.750	(.715) C
Total from investment operations	(1.326)	.420	.860	1.159	(.309)
Distributions from net investment income	(.377)	(.310)	(.358)	(.374)	(.433)
Distributions from net realized gain	(.011)	(.190)	(.112)	(.085)	(.008)
Tax return of capital	(.016)	-	-	-	-
Total distributions	(.404)	(.500)	(.470)	(.459)	(.441)
Net asset value, end of period	$10.00	$11.73	$11.81	$11.42	$10.72
Total Return D,E	(11.38)%	3.57%	7.56%	10.82%	(2.68)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.77%	.76%	.77%	.77%	.76%
Expenses net of fee waivers, if any	.76%	.76%	.77%	.77%	.76%
Expenses net of all reductions	.76%	.76%	.77%	.76%	.76%
Net investment income (loss)	3.42%	2.62%	3.21%	3.57%	3.56%
Supplemental Data
Net assets, end of period (000 omitted)	$1,446	$502	$426	$1,945	$1,745
Portfolio turnover rate H	75%	103%	116%	144%	118%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Strategic Income Portfolio Service Class 2

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$11.61	$11.69	$11.34	$10.65	$11.40
Income from Investment Operations
Net investment income (loss) A,B	.346	.293	.348	.389	.385 C
Net realized and unrealized gain (loss)	(1.675)	.108	.471	.745	(.709) C
Total from investment operations	(1.329)	.401	.819	1.134	(.324)
Distributions from net investment income	(.355)	(.292)	(.357)	(.359)	(.418)
Distributions from net realized gain	(.011)	(.189)	(.112)	(.085)	(.008)
Tax return of capital	(.015)	-	-	-	-
Total distributions	(.381)	(.481)	(.469)	(.444)	(.426)
Net asset value, end of period	$9.90	$11.61	$11.69	$11.34	$10.65
Total Return D,E	(11.52)%	3.44%	7.25%	10.66%	(2.82)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.92%	.91%	.92%	.92%	.91%
Expenses net of fee waivers, if any	.91%	.91%	.92%	.92%	.91%
Expenses net of all reductions	.91%	.91%	.91%	.91%	.91%
Net investment income (loss)	3.27%	2.47%	3.07%	3.42%	3.41%
Supplemental Data
Net assets, end of period (000 omitted)	$507,410	$619,208	$534,029	$502,859	$397,785
Portfolio turnover rate H	75%	103%	116%	144%	118%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Strategic Income Portfolio Investor Class

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$11.70	$11.77	$11.41	$10.71	$11.46
Income from Investment Operations
Net investment income (loss) A,B	.372	.322	.375	.416	.413 C
Net realized and unrealized gain (loss)	(1.689)	.114	.478	.750	(.715) C
Total from investment operations	(1.317)	.436	.853	1.166	(.302)
Distributions from net investment income	(.376)	(.316)	(.381)	(.381)	(.440)
Distributions from net realized gain	(.011)	(.190)	(.112)	(.085)	(.008)
Tax return of capital	(.016)	-	-	-	-
Total distributions	(.403)	(.506)	(.493)	(.466)	(.448)
Net asset value, end of period	$9.98	$11.70	$11.77	$11.41	$10.71
Total Return D,E	(11.33)%	3.72%	7.51%	10.89%	(2.62)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.70%	.69%	.70%	.70%	.70%
Expenses net of fee waivers, if any	.70%	.69%	.70%	.70%	.70%
Expenses net of all reductions	.70%	.69%	.70%	.70%	.70%
Net investment income (loss)	3.49%	2.69%	3.28%	3.63%	3.63%
Supplemental Data
Net assets, end of period (000 omitted)	$797,276	$986,699	$944,625	$969,943	$907,456
Portfolio turnover rate H	75%	103%	116%	144%	118%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended December 31, 2022

1. Organization.
VIP Strategic Income Portfolio (the Fund) is a fund of Variable Insurance Products Fund V (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Floating Rate Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks a high level of income by normally investing in floating rate loans and other floating rate securities.	Foreign Securities Loans & Direct Debt Instruments Restricted Securities	Less than .005%
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

An unaudited holdings listing for the investing fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds, bank loan obligations, foreign government and government agency obligations, preferred securities and U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing services who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

The U.S. dollar value of forward foreign currency contracts is determined using currency exchange rates supplied by a pricing service and are categorized as Level 2 in the hierarchy. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2022 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Realized gains and losses on foreign currency transactions arise from the disposition of foreign currency, realized changes in the value of foreign currency between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized gains and losses on assets and liabilities in foreign currencies arise from changes in the value of foreign currency, and from assets and liabilities denominated in foreign currencies, other than investments, which are held at period end.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in interest. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in interest receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to   futures contracts, foreign currency transactions, defaulted bonds, market discount, partnerships, tax return of capital distribution, capital loss carryforwards and   losses deferred due to wash sales and futures transactions.

For the period ended December 31, 2022, the Fund's distributions exceeded the aggregate amount of taxable income and net realized gains resulting in a return of capital for tax purposes.   This was due to reductions in taxable income available for distribution after certain distributions had been made.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$25,686,566
Gross unrealized depreciation	(164,059,208)
Net unrealized appreciation (depreciation)	$(138,372,642)
Tax Cost	$1,520,137,844

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(29,553,939)
Net unrealized appreciation (depreciation) on securities and other investments	$(138,365,683)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(25,758,195)
Long-term	(3,795,744)
Total capital loss carryforward	$(29,553,939)

At period end, the Fund was required to defer approximately $16,183 of losses on futures contracts.

The tax character of distributions paid was as follows:

	December 31, 2022	December 31, 2021
Ordinary Income	$49,257,947	$52,461,963
Long-term Capital Gains	1,586,514	16,491,743
Tax Return of Capital	2,030,056	-
Total	$52,874,517	$68,953,706

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls. TBA securities involve buying or selling mortgage-backed securities (MBS) on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. Funds may enter into a TBA transaction with the intent to take possession of or deliver the underlying MBS, or a fund may elect to extend the settlement by entering into either a mortgage or reverse mortgage dollar roll. Mortgage dollar rolls are transactions where a fund sells TBA securities and simultaneously agrees to repurchase MBS on a later date at a lower price and with the same counterparty. Reverse mortgage dollar rolls involve the purchase and simultaneous agreement to sell TBA securities on a later date at a lower price. Transactions in mortgage dollar rolls and reverse mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to a fund's portfolio turnover rate.

Purchases and sales of TBA securities involve risks similar to those discussed above for delayed delivery and when-issued securities. Also, if the counterparty in a mortgage dollar roll or a reverse mortgage dollar roll transaction files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited. Additionally, when a fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

TBA securities subject to a forward commitment to sell at period end are included at the end of the Schedule of Investments under the caption "TBA Sale Commitments." The proceeds and value of these commitments are reflected in the Statement of Assets and Liabilities as "Receivable for TBA sale commitments" and "TBA sale commitments, at value," respectively.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate a fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment, participation, or may be made directly to a borrower. Such instruments are presented in the Bank Loan Obligations section in the Schedule of Investments. Certain funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Schedule of Investments, if applicable.
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns, to facilitate transactions in foreign-denominated securities and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Foreign Exchange Risk	Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as forward foreign currency contracts, a fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives a fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, a fund receives collateral in the form of cash or securities once net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the custodian bank in accordance with the collateral agreements entered into between a fund, the counterparty and the custodian bank. A fund could experience delays and costs in gaining access to the collateral even though it is held by the custodian bank. The maximum risk of loss to a fund from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to a fund. A fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to these contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
VIP Strategic Income Portfolio
Foreign Exchange Risk
Forward Foreign Currency Contracts	11,004,306	(2,454,896)
Total Foreign Exchange Risk	11,004,306	(2,454,896)
Interest Rate Risk
Futures Contracts	(22,847,242)	(352,509)
Total Interest Rate Risk	(22,847,242)	(352,509)
Totals	$(11,842,936)	$(2,807,405)

If there are any open positions at period end, a summary of the value of derivatives by primary risk exposure is included at the end of the Schedule of Investments.

Forward Foreign Currency Contracts. Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Forward foreign currency contracts were used to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Forward foreign currency contracts are valued daily and fluctuations in exchange rates on open contracts are recorded as unrealized appreciation or (depreciation) and reflected in the Statement of Assets and Liabilities. When the contract is closed, a gain or loss is realized equal to the difference between the closing value and the value at the time it was opened. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on forward foreign currency contracts during the period is presented in the Statement of Operations.

Any open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end, and is representative of volume of activity during the period unless an average contract value is presented.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
VIP Strategic Income Portfolio	573,528,526	703,444,219
6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$942
Service Class 2	1,367,218
$1,368,160

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Initial Class	$51,087.07
Service Class	641.07
Service Class 2	371,883.07
Investor Class	875,152.10
	$1,298,763

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:
% of Average Net Assets
VIP Strategic Income Portfolio	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
VIP Strategic Income Portfolio	$386

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
VIP Strategic Income Portfolio	1,374,557	1,857,302	494,783

7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
VIP Strategic Income Portfolio	$2,645
8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
VIP Strategic Income Portfolio	$3,056	$-	$-

9. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $10,611.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $26,801.
10. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended December 31, 2022	Year ended December 31, 2021
VIP Strategic Income Portfolio
Distributions to shareholders
Initial Class	$2,803,277	$3,507,252
Service Class	55,406	20,980
Service Class 2	18,909,278	24,471,364
Investor Class	31,106,556	40,954,110
Total	$52,874,517	$68,953,706
11. Share Transactions.
Transactions for each class of shares were as follows and may contain in-kind transactions:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2022	Year ended December 31, 2021	Year ended December 31, 2022	Year ended December 31, 2021
VIP Strategic Income Portfolio
Initial Class
Shares sold	841,064	886,557	$9,090,677	$10,638,576
Reinvestment of distributions	273,477	299,350	2,803,277	3,507,252
Shares redeemed	(1,209,024)	(695,312)	(13,041,616)	(8,347,425)
Net increase (decrease)	(94,483)	490,595	$(1,147,662)	$5,798,403
Service Class
Shares sold	128,171	6,908	$1,341,550	$83,589
Reinvestment of distributions	4,346	628	44,389	7,345
Shares redeemed	(30,817)	(815)	(320,481)	(9,769)
Net increase (decrease)	101,700	6,721	$1,065,458	$81,165
Service Class 2
Shares sold	6,071,749	9,835,013	$64,807,255	$116,858,955
Reinvestment of distributions	1,866,053	2,112,196	18,909,278	24,471,364
Shares redeemed	(10,027,902)	(4,306,582)	(105,870,834)	(51,228,532)
Net increase (decrease)	(2,090,100)	7,640,627	$(22,154,301)	$90,101,787
Investor Class
Shares sold	3,624,468	4,444,658	$38,688,016	$53,219,559
Reinvestment of distributions	3,046,031	3,510,351	31,106,556	40,954,110
Shares redeemed	(11,134,435)	(3,858,381)	(118,855,040)	(46,057,405)
Net increase (decrease)	(4,463,936)	4,096,628	$(49,060,468)	$48,116,264

12. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% and certain otherwise unaffiliated shareholders each were owners of record of more than 10% of the outstanding shares as follows:

Fund	Affiliated %	Number ofUnaffiliated Shareholders	Unaffiliated Shareholders %
VIP: Strategic Income Portfolio	61%	2	22%

13. Credit Risk.
The Fund's relatively large investment in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund's investments and the income they generate, as well as the Fund's ability to repatriate such amounts.
14. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Variable Insurance Products Fund V and Shareholders of VIP Strategic Income Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VIP Strategic Income Portfolio (one of the funds constituting Variable Insurance Products Fund V, referred to hereafter as the "Fund") as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, issuers of privately offered securities, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
February 15, 2023
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 295 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function.   Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity ® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity ® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity ® funds (2001-2005), and managed a number of Fidelity ® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity ® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity ® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity ® funds (2013-2016).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity ® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity ® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity ® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity ® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Arthur E. Johnson (1947)
Year of Election or Appointment: 2008
Trustee
Mr. Johnson also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Chairman (2018-2021) and Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity ® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity ® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity ® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity ® funds (2016).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Laura M. Bishop (1961)
Year of Election or Appointment: 2022
Member of the Advisory Board
Ms. Bishop also serves as a Member of the Advisory Board of other funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting).
Robert W. Helm (1957)
Year of Election or Appointment: 2021
Member of the Advisory Board
Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments (2005-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia serves as Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments. Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
William Irving (1964)
Year of Election or Appointment: 2023
Vice President
Mr. Irving also serves as Vice President of other funds. Mr. Irving serves as Head of Fidelity Asset Management Solutions (2022-present) and is an employee of Fidelity Investments. Mr. Irving serves as President and Director of Fidelity Diversifying Solutions LLC (investment adviser firm, 2023-present) and President, Director, or Vice President of certain other Fidelity entities. Previously, Mr. Irving served as Chief Investment Officer (CIO) in the Global Asset Allocation division (2020-2022).  Prior to that, he was Managing Director of Research in the Global Asset Allocation division (2018-2020) and portfolio manager of certain Fidelity ® funds (2004-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2022 to December 31, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period- C July 1, 2022 to December 31, 2022
VIP Strategic Income Portfolio
Initial Class	.66%
Actual		$ 1,000	$ 1,006.60	$ 3.34
Hypothetical- B		$ 1,000	$ 1,021.88	$ 3.36
Service Class	.76%
Actual		$ 1,000	$ 1,005.30	$ 3.84
Hypothetical- B		$ 1,000	$ 1,021.37	$ 3.87
Service Class 2	.91%
Actual		$ 1,000	$ 1,005.20	$ 4.60
Hypothetical- B		$ 1,000	$ 1,020.62	$ 4.63
Investor Class	.69%
Actual		$ 1,000	$ 1,006.20	$ 3.49
Hypothetical- B		$ 1,000	$ 1,021.73	$ 3.52

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.
A total of 11.00% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.
The fund designates $34,044,766 of distributions paid in the calendar year 2021 as qualifying to be taxed as section 163(j) interest dividends.
Initial Class, Service Class, Service Class 2, and Investor Class designate 3% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Board Approval of Investment Advisory Contracts and Management Fees

VIP Strategic Income Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) - Operations, Audit, Fair Valuation, and Governance and Nominating - each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all the Independent Trustees are members, meets regularly throughout the year and requests, receives and considers, among other matters, information related to the annual consideration of the renewal of the fund's Advisory Contracts before making its recommendation to the Board. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet from time to time with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2022 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (Initial Class); (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage. The Board also considered the steps Fidelity had taken to ensure the continued provision of high-quality services to the Fidelity funds throughout the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, training, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds, ETFs, and share classes with innovative structures, strategies and pricing and making other enhancements to meet investor needs; (iv) broadening eligibility requirements for certain funds and share classes; (v) reducing management fees and total expenses for certain funds and classes; (vi) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (vii) rationalizing product lines and gaining increased efficiencies from fund mergers and liquidations; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (ix) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including their retirement income goals.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against one or more appropriate securities market indices, including a customized blended index that reflects the respective weights of the fund's asset classes (each a benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also receives and considers information about performance attribution. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to appropriate peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the representative class (Initial Class) and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to selected groups of competitive funds and classes (referred to as "mapped groups" below) for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. Combining funds with similar Lipper investment objective categories aids the Board's comparison of management fees and total expense ratios by broadening the competitive group used for such comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2021.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of the total expense ratio of the representative class (Initial Class) of the fund, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The fund's representative class is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison, which focuses on the total expenses of the representative class relative to a subset of non-Fidelity funds within the similar sales load structure group that are similar in size and management fee structure. The total expense ASPG is limited to 15 larger and 15 smaller classes of different funds, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in expenses relating to these items.

The Board noted that the total net expense ratio of the Initial Class ranked below the similar sales load structure group competitive median for 2021 and above the ASPG competitive median for 2021. The Board considered that when compared to an ASPG of classes with a multi-sector income objective, Initial Class was below median. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure that the others, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board . In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) the extent to which current market conditions have affected retention and recruitment of personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent, pricing and bookkeeping fees, expense and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the changes in flows for different types of funds; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; and (ix) explanations regarding the relative total expense ratios and management fees of certain funds and classes, total expense and management fee competitive trends, and methodologies for total expense and management fee competitive comparisons. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable and that the fund's Advisory Contracts should be renewed.

1.796350.120
VIPSI-ANN-0323
Fidelity® Variable Insurance Products:

Freedom Income Portfolio
Freedom 2005 Portfolio
Freedom 2010 Portfolio
Freedom 2015 Portfolio
Freedom 2020 Portfolio
Freedom 2025 Portfolio
Freedom 2030 Portfolio
Freedom 2035 Portfolio
Freedom 2040 Portfolio
Freedom 2045 Portfolio
Freedom 2050 Portfolio
Freedom 2055 Portfolio
Freedom 2060 Portfolio
Freedom 2065 Portfolio

Annual Report
December 31, 2022

Contents

Performance
Management's Discussion of Fund Performance
VIP Freedom Income Portfolio℠
Investment Summary
Schedule of Investments
Financial Statements
VIP Freedom 2005 Portfolio℠
Investment Summary
Schedule of Investments
Financial Statements
VIP Freedom 2010 Portfolio℠
Investment Summary
Schedule of Investments
Financial Statements
VIP Freedom 2015 Portfolio℠
Investment Summary
Schedule of Investments
Financial Statements
VIP Freedom 2020 Portfolio℠
Investment Summary
Schedule of Investments
Financial Statements
VIP Freedom 2025 Portfolio℠
Investment Summary
Schedule of Investments
Financial Statements
VIP Freedom 2030 Portfolio℠
Investment Summary
Schedule of Investments
Financial Statements
VIP Freedom 2035 Portfolio℠
Investment Summary
Schedule of Investments
Financial Statements
VIP Freedom 2040 Portfolio℠
Investment Summary
Schedule of Investments
Financial Statements
VIP Freedom 2045 Portfolio℠
Investment Summary
Schedule of Investments
Financial Statements
VIP Freedom 2050 Portfolio℠
Investment Summary
Schedule of Investments
Financial Statements
VIP Freedom 2055 Portfolio℠
Investment Summary
Schedule of Investments
Financial Statements
VIP Freedom 2060 Portfolio℠
Investment Summary
Schedule of Investments
Financial Statements
VIP Freedom 2065 Portfolio℠
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.
Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Funds nor Fidelity Distributors Corporation is a bank.

VIP Freedom Income Portfolio℠
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2022	Past 1 year	Past 5 years	Past 10 years
Initial Class	-12.05%	1.96%	3.15%
Service Class	-12.06%	1.86%	3.05%
Service Class 2	-12.26%	1.69%	2.89%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Freedom Income Portfolio - Initial Class, a class of the fund, on December 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg U.S. Aggregate Bond Index performed over the same period.

VIP Freedom 2005 Portfolio℠
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2022	Past 1 year	Past 5 years	Past 10 years
Initial Class	-12.37%	2.31%	4.08%
Service Class	-12.46%	2.21%	3.97%
Service Class 2	-12.56%	2.05%	3.83%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Freedom 2005 Portfolio - Initial Class, a class of the fund, on December 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg U.S. Aggregate Bond Index performed over the same period.

VIP Freedom 2010 Portfolio℠
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2022	Past 1 year	Past 5 years	Past 10 years
Initial Class	-13.53%	2.80%	4.94%
Service Class	-13.57%	2.71%	4.84%
Service Class 2	-13.66%	2.55%	4.68%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Freedom 2010 Portfolio - Initial Class, a class of the fund, on December 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg U.S. Aggregate Bond Index performed over the same period.

VIP Freedom 2015 Portfolio℠
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2022	Past 1 year	Past 5 years	Past 10 years
Initial Class	-14.60%	3.29%	5.52%
Service Class	-14.66%	3.19%	5.41%
Service Class 2	-14.79%	3.04%	5.26%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Freedom 2015 Portfolio - Initial Class, a class of the fund, on December 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg U.S. Aggregate Bond Index performed over the same period.

VIP Freedom 2020 Portfolio℠
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2022	Past 1 year	Past 5 years	Past 10 years
Initial Class	-15.69%	3.73%	6.07%
Service Class	-15.83%	3.62%	5.96%
Service Class 2	-15.97%	3.47%	5.79%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Freedom 2020 Portfolio - Initial Class, a class of the fund, on December 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg U.S. Aggregate Bond Index performed over the same period.

VIP Freedom 2025 Portfolio℠
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2022	Past 1 year	Past 5 years	Past 10 years
Initial Class	-16.43%	4.12%	6.78%
Service Class	-16.51%	4.00%	6.67%
Service Class 2	-16.64%	3.84%	6.51%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Freedom 2025 Portfolio - Initial Class, a class of the fund, on December 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

VIP Freedom 2030 Portfolio℠
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2022	Past 1 year	Past 5 years	Past 10 years
Initial Class	-16.87%	4.61%	7.49%
Service Class	-16.94%	4.51%	7.38%
Service Class 2	-17.09%	4.34%	7.22%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Freedom 2030 Portfolio - Initial Class, a class of the fund, on December 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

VIP Freedom 2035 Portfolio℠
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2022	Past 1 year	Past 5 years	Past 10 years
Initial Class	-17.69%	5.38%	8.39%
Service Class	-17.75%	5.28%	8.28%
Service Class 2	-17.89%	5.12%	8.11%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Freedom 2035 Portfolio - Initial Class, a class of the fund, on December 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

VIP Freedom 2040 Portfolio℠
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2022	Past 1 year	Past 5 years	Past 10 years
Initial Class	-18.22%	5.89%	8.71%
Service Class	-18.30%	5.79%	8.60%
Service Class 2	-18.41%	5.62%	8.44%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Freedom 2040 Portfolio - Initial Class, a class of the fund, on December 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

VIP Freedom 2045 Portfolio℠
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2022	Past 1 year	Past 5 years	Past 10 years
Initial Class	-18.21%	5.89%	8.78%
Service Class	-18.30%	5.78%	8.67%
Service Class 2	-18.42%	5.63%	8.51%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Freedom 2045 Portfolio - Initial Class, a class of the fund, on December 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

VIP Freedom 2050 Portfolio℠
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2022	Past 1 year	Past 5 years	Past 10 years
Initial Class	-18.22%	5.89%	8.80%
Service Class	-18.31%	5.77%	8.69%
Service Class 2	-18.47%	5.61%	8.53%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Freedom 2050 Portfolio - Initial Class, a class of the fund, on December 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

VIP Freedom 2055 Portfolio℠
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2022	Past 1 year	Life of Fund A
Initial Class	-18.26%	6.95%
Service Class	-18.36%	6.84%
Service Class 2	-18.46%	6.69%

A     From April 11, 2019

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Freedom 2055 Portfolio - Initial Class, a class of the fund, on April 11, 2019, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

VIP Freedom 2060 Portfolio℠
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2022	Past 1 year	Life of Fund A
Initial Class	-18.19%	6.98%
Service Class	-18.27%	6.88%
Service Class 2	-18.38%	6.72%

A     From April 11, 2019

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Freedom 2060 Portfolio - Initial Class, a class of the fund, on April 11, 2019, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

VIP Freedom 2065 Portfolio℠
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2022	Past 1 year	Life of Fund A
Initial Class	-18.22%	6.97%
Service Class	-18.32%	6.86%
Service Class 2	-18.44%	6.69%

A     From April 11, 2019

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Freedom 2065 Portfolio - Initial Class, a class of the fund, on April 11, 2019, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
Asset prices around the world experienced a synchronous downturn for most of 2022, as a multitude of crosscurrents challenged the global economy and financial markets. Persistently high inflation in some markets, exacerbated by energy price shocks from the Russia-Ukraine conflict, spurred the U.S. Federal Reserve and other central banks to aggressively tighten monetary policy. This led to a broad retreat from risk and declining prices for stocks and bonds through September. In Q4, markets experienced a sharp reversal amid optimism on inflation and policy easing, and riskier assets rallied to cap a tumultuous year.
International equities returned -15.86% in 2022, according to the MSCI ACWI (All Country World Index) ex USA Index. By region, emerging markets (-20%) and Europe ex U.K. (-17%) notably lagged. Conversely, the U.K. (-4%) held up best, followed by Asia Pacific ex Japan (-8%). Among the 11 sectors, information technology (-34%) fared worst. Communication services and consumer discretionary (-21% each) also trailed the broader market. In contrast, energy gained 9% amid elevated prices for oil and natural gas.
U.S. stocks returned -19.53% for the year, as measured by the Dow Jones U.S. Total Stock Market Index. Among sectors, communication services (-41%) lagged most, followed by consumer discretionary (-37%). Conversely, energy (+63%) led by a wide margin. The defensive utilities (+1%) sector also notably outperformed. Value stocks handily outpaced growth among all market capitalizations. Commodities gained 16.09%, according to the Bloomberg Commodity Index Total Return.
U.S. taxable investment-grade bonds returned -13.01% in 2022, per the Bloomberg U.S. Aggregate Bond Index, amid soaring inflation and rising interest rates. The Fed raised its benchmark rate seven times, by 4.25 percentage points, while allowing up to billions in U.S. Treasuries and mortgage bonds to mature monthly without investing the proceeds. U.S. investment-grade corporate bonds (-15.26%) trailed U.S. Treasuries (-12.46%), while commercial mortgage-backed securities (-10.91%) and agencies (-7.87%) also lost ground. Outside the index, leveraged loans (-0.61%) bested the returns for Treasury Inflation-Protected Securities (-11.85%), U.S. high-yield bonds (-11.21%) and emerging-markets debt (-16.45%).
Comments from Co-Portfolio Managers Andrew Dierdorf and Brett Sumsion:
For the year, the share classes of each VIP Freedom Fund posted a return ranging from about -12% for VIP Freedom Income Portfolio to roughly -18% for VIP Freedom 2065 Portfolio. Each Portfolio trailed its Composite index in 2022.   Versus Composites, performance among the underlying investment funds caused the Portfolios' underperformance for the year. In particular, active security selection among non-U.S. equities detracted the most value, particularly among developed-markets equities. In this category, Fidelity ® VIP Overseas Portfolio (-24.48%) underperformed its benchmark, the MSCI EAFE Index (-14.27%). Portfolio managers among underlying U.S. investment-grade bond funds also detracted from relative results, as did an underweighting in the asset class. An allocation to Fidelity ® VIP Investment Grade Bond Portfolio notably hurt, as it lagged its benchmark, the Bloomberg U.S. Aggregate Bond Index. Conversely, top-down, active asset allocation decisions modestly contributed to the Portfolios' relative performance overall. Underweighting U.S. equities contributed the most, as this was one of the weaker-performing asset classes in 2022. A non-Composite allocation to high-yield bonds also added relative value, along with an overweighting in developed-markets equities. Elsewhere, outperformance among the underlying U.S. equity funds contributed to relative performance, especially investments in VIP Growth & Income Fund (-4.95%) and VIP Growth Portfolio (-24.46%), each of which outperformed its benchmark the past 12 months.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

VIP Freedom Income Portfolio℠
Investment Summary December 31, 2022 (Unaudited)
The information in the following table is based on the direct Investments of the Fund.
Top Holdings (% of Fund's net assets)

VIP Investment Grade Bond II Portfolio - Initial Class	36.8
VIP Government Money Market Portfolio Initial Class 4.01%	19.8
Fidelity Inflation-Protected Bond Index Fund	17.1
VIP Overseas Portfolio Initial Class	6.6
VIP Emerging Markets Portfolio Initial Class	6.0
Fidelity Long-Term Treasury Bond Index Fund	3.6
Fidelity International Bond Index Fund	2.6
VIP High Income Portfolio Initial Class	1.7
VIP Growth Portfolio Initial Class	1.6
VIP Growth & Income Portfolio Initial Class	1.1
96.9

Asset Allocation (% of Fund's net assets)

Percentages shown as 0.0% may reflect amounts less than 0.05%.

VIP Freedom Income Portfolio℠
Schedule of Investments December 31, 2022
Showing Percentage of Net Assets
Domestic Equity Funds - 5.8%
	Shares	Value ($)
VIP Contrafund Portfolio Initial Class (a)	16,793	636,118
VIP Equity-Income Portfolio Initial Class (a)	24,193	569,993
VIP Growth & Income Portfolio Initial Class (a)	30,707	737,590
VIP Growth Portfolio Initial Class (a)	13,971	999,040
VIP Mid Cap Portfolio Initial Class (a)	5,437	177,905
VIP Value Portfolio Initial Class (a)	24,568	411,018
VIP Value Strategies Portfolio Initial Class (a)	14,168	203,736
TOTAL DOMESTIC EQUITY FUNDS (Cost $2,780,882)		3,735,400

International Equity Funds - 12.6%
	Shares	Value ($)
VIP Emerging Markets Portfolio Initial Class (a)	384,623	3,796,226
VIP Overseas Portfolio Initial Class (a)	195,323	4,238,514
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $7,353,326)		8,034,740

Bond Funds - 61.8%
	Shares	Value ($)
Fidelity Inflation-Protected Bond Index Fund (a)	1,213,349	10,944,412
Fidelity International Bond Index Fund (a)	185,020	1,630,025
Fidelity Long-Term Treasury Bond Index Fund (a)	229,350	2,325,613
VIP High Income Portfolio Initial Class (a)	239,433	1,055,901
VIP Investment Grade Bond II Portfolio - Initial Class (a)	2,526,759	23,473,593
TOTAL BOND FUNDS (Cost $43,197,095)		39,429,544

Short-Term Funds - 19.8%
	Shares	Value ($)
VIP Government Money Market Portfolio Initial Class 4.01% (a)(b) (Cost $12,614,424)	12,614,424	12,614,424

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $65,945,727)	63,814,108
NET OTHER ASSETS (LIABILITIES) - 0.0%	(6,287)
NET ASSETS - 100.0%	63,807,821

Legend

(a)	Affiliated Fund
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Inflation-Protected Bond Index Fund	11,367,795	6,685,846	4,837,061	890,761	(79,158)	(2,193,010)	10,944,412
Fidelity International Bond Index Fund	1,170,859	1,312,403	667,280	15,739	(15,700)	(170,257)	1,630,025
Fidelity Long-Term Treasury Bond Index Fund	2,168,551	2,000,413	1,085,514	56,134	(61,174)	(696,663)	2,325,613
VIP Contrafund Portfolio Initial Class	934,738	677,665	698,028	37,021	(13,566)	(264,691)	636,118
VIP Emerging Markets Portfolio Initial Class	5,301,766	2,859,014	3,274,987	73,745	(191,912)	(897,655)	3,796,226
VIP Equity-Income Portfolio Initial Class	988,776	569,326	904,032	30,991	39,152	(123,229)	569,993
VIP Government Money Market Portfolio Initial Class 4.01%	15,989,051	5,514,916	8,889,543	178,679	-	-	12,614,424
VIP Growth & Income Portfolio Initial Class	1,125,586	724,777	1,034,940	27,325	90,260	(168,093)	737,590
VIP Growth Portfolio Initial Class	955,875	1,196,049	838,385	70,055	(33,785)	(280,714)	999,040
VIP High Income Portfolio Initial Class	1,559,293	505,291	801,263	56,171	(58,061)	(149,359)	1,055,901
VIP Investment Grade Bond II Portfolio - Initial Class	-	30,204,126	4,976,302	442,931	(86,782)	(1,667,449)	23,473,593
VIP Investment Grade Bond Portfolio Initial Class	29,871,096	5,274,183	31,513,290	1,300,586	(2,846,561)	(785,428)	-
VIP Mid Cap Portfolio Initial Class	274,233	157,245	201,081	14,615	(2,397)	(50,095)	177,905
VIP Overseas Portfolio Initial Class	5,390,772	3,217,056	2,925,022	87,710	(224,584)	(1,219,708)	4,238,514
VIP Value Portfolio Initial Class	724,943	377,522	639,642	22,812	68,049	(119,854)	411,018
VIP Value Strategies Portfolio Initial Class	355,161	169,631	284,962	13,235	29,501	(65,595)	203,736
	78,178,495	61,445,463	63,571,332	3,318,510	(3,386,718)	(8,851,800)	63,814,108

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.
Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Domestic Equity Funds	3,735,400	3,735,400	-	-

International Equity Funds	8,034,740	8,034,740	-	-

Bond Funds	39,429,544	39,429,544	-	-

Short-Term Funds	12,614,424	12,614,424	-	-
Total Investments in Securities:	63,814,108	63,814,108	-	-
VIP Freedom Income Portfolio℠
Financial Statements
Statement of Assets and Liabilities
			December 31, 2022

Assets
Investment in securities, at value - See accompanying schedule:	$
Affiliated issuers (cost $65,945,727)		63,814,108

Total Investment in Securities (cost $65,945,727)			$63,814,108
Receivable for investments sold			424,818
Receivable for fund shares sold			424,352
Total assets			64,663,278
Liabilities
Payable for investments purchased		$572,966
Payable for fund shares redeemed		276,226
Distribution and service plan fees payable		6,265
Total Liabilities			855,457
Net Assets			$63,807,821
Net Assets consist of:
Paid in capital			$67,258,383
Total accumulated earnings (loss)			(3,450,562)
Net Assets			$63,807,821

Net Asset Value and Maximum Offering Price
Initial Class :
Net Asset Value , offering price and redemption price per share ($15,085,179 ÷ 1,421,340 shares)			$10.61
Service Class :
Net Asset Value , offering price and redemption price per share ($31,739,018 ÷ 2,994,250 shares)			$10.60
Service Class 2 :
Net Asset Value , offering price and redemption price per share ($16,983,624 ÷ 1,607,694 shares)			$10.56
Statement of Operations
		Year ended December 31, 2022
Investment Income
Dividends:
Affiliated issuers		1,803,516
Expenses
Distribution and service plan fees	86,850
Independent trustees' fees and expenses	217
Total Expenses		87,067
Net Investment income (loss)		1,716,449
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Affiliated issuers	(3,386,718)
Capital gain distributions from underlying funds:
Affiliated issuers	1,514,994
Total net realized gain (loss)		(1,871,724)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Affiliated issuers	(8,851,800)
Total change in net unrealized appreciation (depreciation)		(8,851,800)
Net gain (loss)		(10,723,524)
Net increase (decrease) in net assets resulting from operations		$(9,007,075)
Statement of Changes in Net Assets

	Year ended December 31, 2022	Year ended December 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,716,449	$1,363,822
Net realized gain (loss)	(1,871,724)	2,945,032
Change in net unrealized appreciation (depreciation)	(8,851,800)	(1,855,194)
Net increase (decrease) in net assets resulting from operations	(9,007,075)	2,453,660
Distributions to shareholders	(3,781,431)	(2,360,060)
Share transactions - net increase (decrease)	(1,573,541)	893,465
Total increase (decrease) in net assets	(14,362,047)	987,065

Net Assets
Beginning of period	78,169,868	77,182,803
End of period	$63,807,821	$78,169,868

Financial Highlights
VIP Freedom Income Portfolio Initial Class

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$12.76	$12.74	$11.89	$11.08	$11.63
Income from Investment Operations
Net investment income (loss) A,B	.30	.24	.17	.27	.22
Net realized and unrealized gain (loss)	(1.79)	.18	1.06	1.03	(.45)
Total from investment operations	(1.49)	.42	1.23	1.30	(.23)
Distributions from net investment income	(.26)	(.13)	(.16)	(.25)	(.20)
Distributions from net realized gain	(.40)	(.27)	(.22)	(.25)	(.13)
Total distributions	(.66)	(.40)	(.38)	(.49) C	(.32) C
Net asset value, end of period	$10.61	$12.76	$12.74	$11.89	$11.08
Total Return D,E	(12.05)%	3.35%	10.47%	11.94%	(1.96)%
Ratios to Average Net Assets B,F,G
Expenses before reductions H	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any H	-%	-%	-%	-%	-%
Expenses net of all reductions H	-%	-%	-%	-%	-%
Net investment income (loss)	2.71%	1.85%	1.40%	2.31%	1.90%
Supplemental Data
Net assets, end of period (000 omitted)	$15,085	$17,011	$16,854	$14,870	$14,582
Portfolio turnover rate I	91%	52%	66%	40%	48%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total distributions per share do not sum due to rounding.

D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount represents less than .005%.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Freedom Income Portfolio Service Class

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$12.74	$12.73	$11.88	$11.07	$11.63
Income from Investment Operations
Net investment income (loss) A,B	.29	.22	.16	.26	.21
Net realized and unrealized gain (loss)	(1.77)	.18	1.06	1.03	(.46)
Total from investment operations	(1.48)	.40	1.22	1.29	(.25)
Distributions from net investment income	(.25)	(.12)	(.15)	(.24)	(.19)
Distributions from net realized gain	(.40)	(.27)	(.22)	(.25)	(.13)
Total distributions	(.66) C	(.39)	(.37)	(.48) C	(.31) C
Net asset value, end of period	$10.60	$12.74	$12.73	$11.88	$11.07
Total Return D,E	(12.06)%	3.17%	10.38%	11.87%	(2.12)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.10%	.10%	.10%	.10%	.10%
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%
Expenses net of all reductions	.10%	.10%	.10%	.10%	.10%
Net investment income (loss)	2.61%	1.75%	1.30%	2.21%	1.80%
Supplemental Data
Net assets, end of period (000 omitted)	$31,739	$32,637	$32,810	$24,831	$14,591
Portfolio turnover rate H	91%	52%	66%	40%	48%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total distributions per share do not sum due to rounding.

D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Freedom Income Portfolio Service Class 2

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$12.69	$12.68	$11.83	$11.03	$11.59
Income from Investment Operations
Net investment income (loss) A,B	.27	.20	.14	.24	.19
Net realized and unrealized gain (loss)	(1.77)	.18	1.06	1.02	(.45)
Total from investment operations	(1.50)	.38	1.20	1.26	(.26)
Distributions from net investment income	(.22)	(.10)	(.13)	(.22)	(.17)
Distributions from net realized gain	(.40)	(.27)	(.22)	(.25)	(.13)
Total distributions	(.63) C	(.37)	(.35)	(.46) C	(.30)
Net asset value, end of period	$10.56	$12.69	$12.68	$11.83	$11.03
Total Return D,E	(12.26)%	3.03%	10.29%	11.63%	(2.27)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25%	.25%
Expenses net of all reductions	.25%	.25%	.25%	.25%	.25%
Net investment income (loss)	2.46%	1.60%	1.15%	2.06%	1.65%
Supplemental Data
Net assets, end of period (000 omitted)	$16,984	$28,521	$27,518	$18,333	$15,459
Portfolio turnover rate H	91%	52%	66%	40%	48%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total distributions per share do not sum due to rounding.

D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Freedom 2005 Portfolio℠
Investment Summary December 31, 2022 (Unaudited)
The information in the following table is based on the direct Investments of the Fund.
Top Holdings (% of Fund's net assets)

VIP Investment Grade Bond II Portfolio - Initial Class	36.4
VIP Government Money Market Portfolio Initial Class 4.01%	19.0
Fidelity Inflation-Protected Bond Index Fund	17.0
VIP Overseas Portfolio Initial Class	7.0
VIP Emerging Markets Portfolio Initial Class	6.1
Fidelity Long-Term Treasury Bond Index Fund	3.7
Fidelity International Bond Index Fund	2.6
VIP Growth Portfolio Initial Class	1.8
VIP High Income Portfolio Initial Class	1.6
VIP Growth & Income Portfolio Initial Class	1.3
96.5

Asset Allocation (% of Fund's net assets)

Percentages shown as 0.0% may reflect amounts less than 0.05%.

VIP Freedom 2005 Portfolio℠
Schedule of Investments December 31, 2022
Showing Percentage of Net Assets
Domestic Equity Funds - 6.6%
	Shares	Value ($)
VIP Contrafund Portfolio Initial Class (a)	3,086	116,910
VIP Equity-Income Portfolio Initial Class (a)	4,446	104,759
VIP Growth & Income Portfolio Initial Class (a)	5,644	135,561
VIP Growth Portfolio Initial Class (a)	2,568	183,611
VIP Mid Cap Portfolio Initial Class (a)	999	32,695
VIP Value Portfolio Initial Class (a)	4,515	75,539
VIP Value Strategies Portfolio Initial Class (a)	2,604	37,443
TOTAL DOMESTIC EQUITY FUNDS (Cost $449,312)		686,518

International Equity Funds - 13.1%
	Shares	Value ($)
VIP Emerging Markets Portfolio Initial Class (a)	64,019	631,871
VIP Overseas Portfolio Initial Class (a)	33,524	727,465
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $1,182,432)		1,359,336

Bond Funds - 61.3%
	Shares	Value ($)
Fidelity Inflation-Protected Bond Index Fund (a)	195,525	1,763,637
Fidelity International Bond Index Fund (a)	30,568	269,304
Fidelity Long-Term Treasury Bond Index Fund (a)	38,019	385,513
VIP High Income Portfolio Initial Class (a)	38,947	171,757
VIP Investment Grade Bond II Portfolio - Initial Class (a)	406,543	3,776,786
TOTAL BOND FUNDS (Cost $6,963,280)		6,366,997

Short-Term Funds - 19.0%
	Shares	Value ($)
VIP Government Money Market Portfolio Initial Class 4.01% (a)(b) (Cost $1,966,265)	1,966,265	1,966,265

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $10,561,289)	10,379,116
NET OTHER ASSETS (LIABILITIES) - 0.0%	3,686
NET ASSETS - 100.0%	10,382,802

Legend

(a)	Affiliated Fund
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Inflation-Protected Bond Index Fund	1,992,125	824,307	673,784	147,645	(17,087)	(361,924)	1,763,637
Fidelity International Bond Index Fund	218,817	184,741	101,108	2,734	(4,060)	(29,086)	269,304
Fidelity Long-Term Treasury Bond Index Fund	402,147	275,806	155,642	9,873	(7,865)	(128,933)	385,513
VIP Contrafund Portfolio Initial Class	213,143	94,667	130,534	7,150	7,170	(67,536)	116,910
VIP Emerging Markets Portfolio Initial Class	1,007,343	352,997	518,569	12,247	(37,016)	(172,884)	631,871
VIP Equity-Income Portfolio Initial Class	225,474	73,869	176,702	5,775	14,194	(32,076)	104,759
VIP Government Money Market Portfolio Initial Class 4.01%	2,654,771	550,950	1,239,450	27,948	(6)	-	1,966,265
VIP Growth & Income Portfolio Initial Class	256,664	99,557	204,054	5,130	49,504	(66,110)	135,561
VIP Growth Portfolio Initial Class	217,982	187,392	154,686	14,523	(6,325)	(60,752)	183,611
VIP High Income Portfolio Initial Class	282,012	49,130	123,521	9,103	(8,858)	(27,006)	171,757
VIP Investment Grade Bond II Portfolio - Initial Class	-	4,750,831	685,122	70,904	(13,670)	(275,253)	3,776,786
VIP Investment Grade Bond Portfolio Initial Class	5,262,425	655,288	5,275,252	227,666	(386,707)	(255,754)	-
VIP Mid Cap Portfolio Initial Class	62,536	21,009	39,313	2,926	489	(12,026)	32,695
VIP Overseas Portfolio Initial Class	1,096,126	432,011	510,499	16,181	(44,517)	(245,656)	727,465
VIP Value Portfolio Initial Class	165,310	49,249	128,499	4,557	22,234	(32,755)	75,539
VIP Value Strategies Portfolio Initial Class	80,987	20,853	56,903	2,554	8,834	(16,328)	37,443
	14,137,862	8,622,657	10,173,638	566,916	(423,686)	(1,784,079)	10,379,116

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.
Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Domestic Equity Funds	686,518	686,518	-	-

International Equity Funds	1,359,336	1,359,336	-	-

Bond Funds	6,366,997	6,366,997	-	-

Short-Term Funds	1,966,265	1,966,265	-	-
Total Investments in Securities:	10,379,116	10,379,116	-	-
VIP Freedom 2005 Portfolio℠
Financial Statements
Statement of Assets and Liabilities
			December 31, 2022

Assets
Investment in securities, at value - See accompanying schedule:	$
Affiliated issuers (cost $10,561,289)		10,379,116

Total Investment in Securities (cost $10,561,289)			$10,379,116
Cash			14
Receivable for investments sold			63,375
Receivable for fund shares sold			50
Total assets			10,442,555
Liabilities
Payable for investments purchased		56,984
Payable for fund shares redeemed		2,518
Distribution and service plan fees payable		251
Total Liabilities			59,753
Net Assets			$10,382,802
Net Assets consist of:
Paid in capital			$10,607,770
Total accumulated earnings (loss)			(224,968)
Net Assets			$10,382,802

Net Asset Value and Maximum Offering Price
Initial Class :
Net Asset Value , offering price and redemption price per share ($7,541,183 ÷ 683,573 shares)			$11.03
Service Class :
Net Asset Value , offering price and redemption price per share ($2,681,735 ÷ 241,312 shares)			$11.11
Service Class 2 :
Net Asset Value , offering price and redemption price per share ($159,884 ÷ 14,524 shares)			$11.01
Statement of Operations
		Year ended December 31, 2022
Investment Income
Dividends:
Affiliated issuers		296,445
Expenses
Distribution and service plan fees	3,486
Independent trustees' fees and expenses	38
Total Expenses		3,524
Net Investment income (loss)		292,921
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Affiliated issuers	(423,686)
Capital gain distributions from underlying funds:
Affiliated issuers	270,471
Total net realized gain (loss)		(153,215)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Affiliated issuers	(1,784,079)
Total change in net unrealized appreciation (depreciation)		(1,784,079)
Net gain (loss)		(1,937,294)
Net increase (decrease) in net assets resulting from operations		$(1,644,373)
Statement of Changes in Net Assets

	Year ended December 31, 2022	Year ended December 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$292,921	$260,834
Net realized gain (loss)	(153,215)	884,110
Change in net unrealized appreciation (depreciation)	(1,784,079)	(552,765)
Net increase (decrease) in net assets resulting from operations	(1,644,373)	592,179
Distributions to shareholders	(995,952)	(542,304)
Share transactions - net increase (decrease)	(1,114,383)	(1,953,374)
Total increase (decrease) in net assets	(3,754,708)	(1,903,499)

Net Assets
Beginning of period	14,137,510	16,041,009
End of period	$10,382,802	$14,137,510

Financial Highlights
VIP Freedom 2005 Portfolio Initial Class

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$13.67	$13.63	$12.75	$11.65	$12.39
Income from Investment Operations
Net investment income (loss) A,B	.30	.25	.17	.27	.22
Net realized and unrealized gain (loss)	(1.90)	.30	1.23	1.32	(.58)
Total from investment operations	(1.60)	.55	1.40	1.59	(.36)
Distributions from net investment income	(.27)	(.15)	(.17)	(.27)	(.20)
Distributions from net realized gain	(.77)	(.36)	(.35)	(.22)	(.17)
Total distributions	(1.04)	(.51)	(.52)	(.49)	(.38) C
Net asset value, end of period	$11.03	$13.67	$13.63	$12.75	$11.65
Total Return D,E	(12.37)%	4.09%	11.25%	13.81%	(2.95)%
Ratios to Average Net Assets B,F,G
Expenses before reductions H	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any H	-%	-%	-%	-%	-%
Expenses net of all reductions H	-%	-%	-%	-%	-%
Net investment income (loss)	2.57%	1.82%	1.31%	2.18%	1.80%
Supplemental Data
Net assets, end of period (000 omitted)	$7,541	$9,853	$10,082	$9,364	$8,191
Portfolio turnover rate I	74%	31%	54%	24%	32%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total distributions per share do not sum due to rounding.

D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount represents less than .005%.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Freedom 2005 Portfolio Service Class

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$13.76	$13.71	$12.83	$11.72	$12.46
Income from Investment Operations
Net investment income (loss) A,B	.29	.24	.16	.26	.21
Net realized and unrealized gain (loss)	(1.91)	.30	1.23	1.33	(.58)
Total from investment operations	(1.62)	.54	1.39	1.59	(.37)
Distributions from net investment income	(.26)	(.14)	(.16)	(.26)	(.20)
Distributions from net realized gain	(.77)	(.36)	(.35)	(.22)	(.17)
Total distributions	(1.03)	(.49) C	(.51)	(.48)	(.37)
Net asset value, end of period	$11.11	$13.76	$13.71	$12.83	$11.72
Total Return D,E	(12.46)%	4.02%	11.07%	13.71%	(3.01)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.10%	.10%	.10%	.10%	.10%
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%
Expenses net of all reductions	.10%	.10%	.10%	.10%	.10%
Net investment income (loss)	2.47%	1.72%	1.21%	2.08%	1.70%
Supplemental Data
Net assets, end of period (000 omitted)	$2,682	$4,080	$5,673	$4,248	$2,279
Portfolio turnover rate H	74%	31%	54%	24%	32%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total distributions per share do not sum due to rounding.

D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Freedom 2005 Portfolio Service Class 2

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$13.64	$13.59	$12.72	$11.62	$12.37
Income from Investment Operations
Net investment income (loss) A,B	.27	.21	.14	.24	.19
Net realized and unrealized gain (loss)	(1.89)	.30	1.22	1.32	(.59)
Total from investment operations	(1.62)	.51	1.36	1.56	(.40)
Distributions from net investment income	(.24)	(.10)	(.14)	(.24)	(.18)
Distributions from net realized gain	(.77)	(.36)	(.35)	(.22)	(.17)
Total distributions	(1.01)	(.46)	(.49)	(.46)	(.35)
Net asset value, end of period	$11.01	$13.64	$13.59	$12.72	$11.62
Total Return C	(12.56)%	3.82%	10.93%	13.60%	(3.24)%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25%	.25%
Expenses net of all reductions	.25%	.25%	.25%	.25%	.25%
Net investment income (loss)	2.32%	1.57%	1.06%	1.93%	1.55%
Supplemental Data
Net assets, end of period (000 omitted)	$160	$204	$286	$178	$121
Portfolio turnover rate F	74%	31%	54%	24%	32%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Freedom 2010 Portfolio℠
Investment Summary December 31, 2022 (Unaudited)
The information in the following table is based on the direct Investments of the Fund.
Top Holdings (% of Fund's net assets)

VIP Investment Grade Bond II Portfolio - Initial Class	33.6
Fidelity Inflation-Protected Bond Index Fund	15.9
VIP Government Money Market Portfolio Initial Class 4.01%	13.4
VIP Overseas Portfolio Initial Class	9.5
VIP Emerging Markets Portfolio Initial Class	7.1
Fidelity Long-Term Treasury Bond Index Fund	3.9
VIP Growth Portfolio Initial Class	3.2
Fidelity International Bond Index Fund	2.9
VIP Growth & Income Portfolio Initial Class	2.4
VIP Contrafund Portfolio Initial Class	2.0
93.9

Asset Allocation (% of Fund's net assets)

Percentages shown as 0.0% may reflect amounts less than 0.05%.

VIP Freedom 2010 Portfolio℠
Schedule of Investments December 31, 2022
Showing Percentage of Net Assets
Domestic Equity Funds - 12.0%
	Shares	Value ($)
VIP Contrafund Portfolio Initial Class (a)	153,384	5,810,168
VIP Equity-Income Portfolio Initial Class (a)	220,980	5,206,288
VIP Growth & Income Portfolio Initial Class (a)	280,477	6,737,047
VIP Growth Portfolio Initial Class (a)	127,603	9,124,888
VIP Mid Cap Portfolio Initial Class (a)	49,658	1,624,817
VIP Value Portfolio Initial Class (a)	224,390	3,754,040
VIP Value Strategies Portfolio Initial Class (a)	129,400	1,860,776
TOTAL DOMESTIC EQUITY FUNDS (Cost $32,601,496)		34,118,024

International Equity Funds - 16.6%
	Shares	Value ($)
VIP Emerging Markets Portfolio Initial Class (a)	2,049,455	20,228,126
VIP Overseas Portfolio Initial Class (a)	1,253,959	27,210,917
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $47,218,148)		47,439,043

Bond Funds - 58.0%
	Shares	Value ($)
Fidelity Inflation-Protected Bond Index Fund (a)	5,026,870	45,342,367
Fidelity International Bond Index Fund (a)	931,186	8,203,752
Fidelity Long-Term Treasury Bond Index Fund (a)	1,106,821	11,223,163
VIP High Income Portfolio Initial Class (a)	1,070,684	4,721,716
VIP Investment Grade Bond II Portfolio - Initial Class (a)	10,310,154	95,781,331
TOTAL BOND FUNDS (Cost $180,873,659)		165,272,329

Short-Term Funds - 13.4%
	Shares	Value ($)
VIP Government Money Market Portfolio Initial Class 4.01% (a)(b) (Cost $38,322,895)	38,322,895	38,322,895

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $299,016,198)	285,152,291
NET OTHER ASSETS (LIABILITIES) - 0.0%	(53,534)
NET ASSETS - 100.0%	285,098,757

Legend

(a)	Affiliated Fund
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Inflation-Protected Bond Index Fund	47,495,943	94,687,166	87,252,332	3,701,114	408,363	(9,996,773)	45,342,367
Fidelity International Bond Index Fund	6,273,471	18,515,299	15,593,554	81,916	(586,214)	(405,250)	8,203,752
Fidelity Long-Term Treasury Bond Index Fund	10,872,986	22,411,220	18,193,428	283,263	(1,081,708)	(2,785,907)	11,223,163
VIP Contrafund Portfolio Initial Class	9,089,903	15,241,260	15,824,400	346,937	2,566,309	(5,262,904)	5,810,168
VIP Emerging Markets Portfolio Initial Class	30,346,002	50,464,654	54,082,031	393,404	1,352,794	(7,853,293)	20,228,126
VIP Equity-Income Portfolio Initial Class	9,615,670	14,729,091	18,329,263	285,728	1,956,977	(2,766,187)	5,206,288
VIP Government Money Market Portfolio Initial Class 4.01%	51,966,048	79,295,469	92,938,622	535,863	-	-	38,322,895
VIP Growth & Income Portfolio Initial Class	10,945,941	17,370,670	20,823,269	252,982	4,532,201	(5,288,496)	6,737,047
VIP Growth Portfolio Initial Class	9,296,427	19,918,161	17,077,465	679,014	3,093,025	(6,105,260)	9,124,888
VIP High Income Portfolio Initial Class	7,415,524	9,465,944	11,182,127	252,142	(540,889)	(436,736)	4,721,716
VIP Investment Grade Bond II Portfolio - Initial Class	-	117,132,077	14,121,223	1,801,048	(454,517)	(6,775,006)	95,781,331
VIP Investment Grade Bond Portfolio Initial Class	126,808,735	184,553,108	295,357,839	5,783,782	(11,465,649)	(4,538,355)	-
VIP Mid Cap Portfolio Initial Class	2,666,893	4,219,945	4,750,151	138,399	345,200	(857,070)	1,624,817
VIP Overseas Portfolio Initial Class	38,344,118	68,367,153	69,131,144	602,702	5,506,090	(15,875,300)	27,210,917
VIP Value Portfolio Initial Class	7,049,870	10,661,671	13,483,330	217,034	2,161,942	(2,636,113)	3,754,040
VIP Value Strategies Portfolio Initial Class	3,453,793	5,100,844	6,354,325	123,418	1,194,558	(1,534,094)	1,860,776
	371,641,324	732,133,732	754,494,503	15,478,746	8,988,482	(73,116,744)	285,152,291

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.
Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Domestic Equity Funds	34,118,024	34,118,024	-	-

International Equity Funds	47,439,043	47,439,043	-	-

Bond Funds	165,272,329	165,272,329	-	-

Short-Term Funds	38,322,895	38,322,895	-	-
Total Investments in Securities:	285,152,291	285,152,291	-	-
VIP Freedom 2010 Portfolio℠
Financial Statements
Statement of Assets and Liabilities
			December 31, 2022

Assets
Investment in securities, at value - See accompanying schedule:	$
Affiliated issuers (cost $299,016,198)		285,152,291

Total Investment in Securities (cost $299,016,198)			$285,152,291
Receivable for investments sold			2,284,993
Receivable for fund shares sold			220
Total assets			287,437,504
Liabilities
Payable for investments purchased		2,084,540
Payable for fund shares redeemed		199,190
Distribution and service plan fees payable		55,017
Total Liabilities			2,338,747
Net Assets			$285,098,757
Net Assets consist of:
Paid in capital			$279,493,622
Total accumulated earnings (loss)			5,605,135
Net Assets			$285,098,757

Net Asset Value and Maximum Offering Price
Initial Class :
Net Asset Value , offering price and redemption price per share ($12,297,551 ÷ 1,064,263 shares)			$11.55
Service Class :
Net Asset Value , offering price and redemption price per share ($21,518,240 ÷ 1,865,274 shares)			$11.54
Service Class 2 :
Net Asset Value , offering price and redemption price per share ($251,282,966 ÷ 21,929,152 shares)			$11.46
Statement of Operations
		Year ended December 31, 2022
Investment Income
Dividends:
Affiliated issuers		7,740,853
Expenses
Distribution and service plan fees	716,506
Independent trustees' fees and expenses	1,027
Total Expenses		717,533
Net Investment income (loss)		7,023,320
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Affiliated issuers	8,988,482
Capital gain distributions from underlying funds:
Affiliated issuers	7,737,893
Total net realized gain (loss)		16,726,375
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Affiliated issuers	(73,116,744)
Total change in net unrealized appreciation (depreciation)		(73,116,744)
Net gain (loss)		(56,390,369)
Net increase (decrease) in net assets resulting from operations		$(49,367,049)
Statement of Changes in Net Assets

	Year ended December 31, 2022	Year ended December 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$7,023,320	$5,971,829
Net realized gain (loss)	16,726,375	23,262,138
Change in net unrealized appreciation (depreciation)	(73,116,744)	(8,646,332)
Net increase (decrease) in net assets resulting from operations	(49,367,049)	20,587,635
Distributions to shareholders	(25,871,592)	(16,036,037)
Share transactions - net increase (decrease)	(11,233,633)	3,567,481
Total increase (decrease) in net assets	(86,472,274)	8,119,079

Net Assets
Beginning of period	371,571,031	363,451,952
End of period	$285,098,757	$371,571,031

Financial Highlights
VIP Freedom 2010 Portfolio Initial Class

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$14.45	$14.28	$13.42	$12.32	$13.43
Income from Investment Operations
Net investment income (loss) A,B	.30	.26	.18	.28	.22
Net realized and unrealized gain (loss)	(2.16)	.56	1.44	1.65	(.75)
Total from investment operations	(1.86)	.82	1.62	1.93	(.53)
Distributions from net investment income	(.27)	(.15)	(.18)	(.28)	(.22)
Distributions from net realized gain	(.77)	(.50)	(.58)	(.55)	(.37)
Total distributions	(1.04)	(.65)	(.76)	(.83)	(.58) C
Net asset value, end of period	$11.55	$14.45	$14.28	$13.42	$12.32
Total Return D,E	(13.53)%	5.89%	12.49%	16.09%	(4.00)%
Ratios to Average Net Assets B,F,G
Expenses before reductions H	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any H	-%	-%	-%	-%	-%
Expenses net of all reductions H	-%	-%	-%	-%	-%
Net investment income (loss)	2.47%	1.82%	1.34%	2.15%	1.66%
Supplemental Data
Net assets, end of period (000 omitted)	$12,298	$16,685	$19,195	$17,895	$16,991
Portfolio turnover rate I	231%	29%	40%	28%	31%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total distributions per share do not sum due to rounding.

D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount represents less than .005%.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Freedom 2010 Portfolio Service Class

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$14.43	$14.26	$13.40	$12.30	$13.41
Income from Investment Operations
Net investment income (loss) A,B	.29	.25	.16	.27	.20
Net realized and unrealized gain (loss)	(2.15)	.56	1.44	1.64	(.74)
Total from investment operations	(1.86)	.81	1.60	1.91	(.54)
Distributions from net investment income	(.26)	(.14)	(.16)	(.27)	(.20)
Distributions from net realized gain	(.77)	(.50)	(.58)	(.55)	(.37)
Total distributions	(1.03)	(.64)	(.74)	(.81) C	(.57)
Net asset value, end of period	$11.54	$14.43	$14.26	$13.40	$12.30
Total Return D,E	(13.57)%	5.79%	12.39%	16.00%	(4.10)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.10%	.10%	.10%	.10%	.10%
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%
Expenses net of all reductions	.10%	.10%	.10%	.10%	.10%
Net investment income (loss)	2.37%	1.72%	1.24%	2.05%	1.56%
Supplemental Data
Net assets, end of period (000 omitted)	$21,518	$27,360	$26,484	$26,232	$23,851
Portfolio turnover rate H	231%	29%	40%	28%	31%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total distributions per share do not sum due to rounding.

D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Freedom 2010 Portfolio Service Class 2

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$14.33	$14.17	$13.32	$12.24	$13.35
Income from Investment Operations
Net investment income (loss) A,B	.27	.22	.14	.24	.18
Net realized and unrealized gain (loss)	(2.13)	.56	1.43	1.63	(.74)
Total from investment operations	(1.86)	.78	1.57	1.87	(.56)
Distributions from net investment income	(.24)	(.12)	(.14)	(.25)	(.19)
Distributions from net realized gain	(.77)	(.50)	(.58)	(.55)	(.37)
Total distributions	(1.01)	(.62)	(.72)	(.79) C	(.55) C
Net asset value, end of period	$11.46	$14.33	$14.17	$13.32	$12.24
Total Return D,E	(13.66)%	5.60%	12.24%	15.75%	(4.26)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25%	.25%
Expenses net of all reductions	.25%	.25%	.25%	.25%	.25%
Net investment income (loss)	2.22%	1.57%	1.09%	1.90%	1.41%
Supplemental Data
Net assets, end of period (000 omitted)	$251,283	$327,526	$317,773	$280,783	$243,940
Portfolio turnover rate H	231%	29%	40%	28%	31%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total distributions per share do not sum due to rounding.

D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Freedom 2015 Portfolio℠
Investment Summary December 31, 2022 (Unaudited)
The information in the following table is based on the direct Investments of the Fund.
Top Holdings (% of Fund's net assets)

VIP Investment Grade Bond II Portfolio - Initial Class	30.7
Fidelity Inflation-Protected Bond Index Fund	14.8
VIP Overseas Portfolio Initial Class	12.2
VIP Emerging Markets Portfolio Initial Class	8.1
VIP Government Money Market Portfolio Initial Class 4.01%	7.9
VIP Growth Portfolio Initial Class	4.7
Fidelity Long-Term Treasury Bond Index Fund	4.0
VIP Growth & Income Portfolio Initial Class	3.5
Fidelity International Bond Index Fund	3.1
VIP Contrafund Portfolio Initial Class	3.0
92.0

Asset Allocation (% of Fund's net assets)

Percentages shown as 0.0% may reflect amounts less than 0.05%.

VIP Freedom 2015 Portfolio℠
Schedule of Investments December 31, 2022
Showing Percentage of Net Assets
Domestic Equity Funds - 17.5%
	Shares	Value ($)
VIP Contrafund Portfolio Initial Class (a)	49,601	1,878,902
VIP Equity-Income Portfolio Initial Class (a)	71,461	1,683,614
VIP Growth & Income Portfolio Initial Class (a)	90,701	2,178,635
VIP Growth Portfolio Initial Class (a)	41,265	2,950,825
VIP Mid Cap Portfolio Initial Class (a)	16,058	525,432
VIP Value Portfolio Initial Class (a)	72,563	1,213,978
VIP Value Strategies Portfolio Initial Class (a)	41,845	601,736
TOTAL DOMESTIC EQUITY FUNDS (Cost $4,970,003)		11,033,122

International Equity Funds - 20.3%
	Shares	Value ($)
VIP Emerging Markets Portfolio Initial Class (a)	519,602	5,128,468
VIP Overseas Portfolio Initial Class (a)	353,416	7,669,123
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $9,060,286)		12,797,591

Bond Funds - 54.3%
	Shares	Value ($)
Fidelity Inflation-Protected Bond Index Fund (a)	1,035,538	9,340,550
Fidelity International Bond Index Fund (a)	225,490	1,986,570
Fidelity Long-Term Treasury Bond Index Fund (a)	249,938	2,534,370
VIP High Income Portfolio Initial Class (a)	236,978	1,045,072
VIP Investment Grade Bond II Portfolio - Initial Class (a)	2,081,487	19,337,016
TOTAL BOND FUNDS (Cost $37,400,342)		34,243,578

Short-Term Funds - 7.9%
	Shares	Value ($)
VIP Government Money Market Portfolio Initial Class 4.01% (a)(b) (Cost $5,000,334)	5,000,334	5,000,334

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $56,430,965)	63,074,625
NET OTHER ASSETS (LIABILITIES) - 0.0%	(6,568)
NET ASSETS - 100.0%	63,068,057

Legend

(a)	Affiliated Fund
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Inflation-Protected Bond Index Fund	10,560,985	4,936,679	4,131,053	765,717	(168,800)	(1,857,261)	9,340,550
Fidelity International Bond Index Fund	1,659,989	1,436,579	857,891	20,527	(46,960)	(205,147)	1,986,570
Fidelity Long-Term Treasury Bond Index Fund	2,717,346	1,966,576	1,227,073	66,839	(75,815)	(846,664)	2,534,370
VIP Contrafund Portfolio Initial Class	3,104,087	1,109,100	1,438,193	113,062	111,686	(1,007,778)	1,878,902
VIP Emerging Markets Portfolio Initial Class	8,431,594	2,531,721	4,071,462	99,527	(324,753)	(1,438,632)	5,128,468
VIP Equity-Income Portfolio Initial Class	3,283,575	656,374	1,991,782	92,673	386,003	(650,556)	1,683,614
VIP Government Money Market Portfolio Initial Class 4.01%	8,384,578	2,329,482	5,713,726	68,957	-	-	5,000,334
VIP Growth & Income Portfolio Initial Class	3,737,872	971,310	2,286,217	82,185	855,454	(1,099,784)	2,178,635
VIP Growth Portfolio Initial Class	3,174,616	2,586,560	1,817,738	223,511	(67,763)	(924,850)	2,950,825
VIP High Income Portfolio Initial Class	1,822,024	291,124	839,597	56,084	(51,529)	(176,950)	1,045,072
VIP Investment Grade Bond II Portfolio - Initial Class	-	26,041,515	5,228,679	363,443	(162,106)	(1,313,714)	19,337,016
VIP Investment Grade Bond Portfolio Initial Class	28,114,446	4,046,279	28,651,321	1,257,602	(1,963,489)	(1,545,915)	-
VIP Mid Cap Portfolio Initial Class	910,684	250,770	464,745	45,383	14,646	(185,923)	525,432
VIP Overseas Portfolio Initial Class	11,797,215	4,260,394	5,270,613	175,931	(187,376)	(2,930,497)	7,669,123
VIP Value Portfolio Initial Class	2,407,382	458,947	1,500,869	71,262	585,277	(736,759)	1,213,978
VIP Value Strategies Portfolio Initial Class	1,179,399	213,566	680,460	40,211	265,499	(376,268)	601,736
	91,285,792	54,086,976	66,171,419	3,542,914	(830,026)	(15,296,698)	63,074,625

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.
Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Domestic Equity Funds	11,033,122	11,033,122	-	-

International Equity Funds	12,797,591	12,797,591	-	-

Bond Funds	34,243,578	34,243,578	-	-

Short-Term Funds	5,000,334	5,000,334	-	-
Total Investments in Securities:	63,074,625	63,074,625	-	-
VIP Freedom 2015 Portfolio℠
Financial Statements
Statement of Assets and Liabilities
			December 31, 2022

Assets
Investment in securities, at value - See accompanying schedule:	$
Affiliated issuers (cost $56,430,965)		63,074,625

Total Investment in Securities (cost $56,430,965)			$63,074,625
Cash			205
Receivable for investments sold			580,120
Receivable for fund shares sold			11,576
Total assets			63,666,526
Liabilities
Payable for investments purchased		554,497
Payable for fund shares redeemed		37,193
Distribution and service plan fees payable		6,779
Total Liabilities			598,469
Net Assets			$63,068,057
Net Assets consist of:
Paid in capital			$54,915,597
Total accumulated earnings (loss)			8,152,460
Net Assets			$63,068,057

Net Asset Value and Maximum Offering Price
Initial Class :
Net Asset Value , offering price and redemption price per share ($21,473,720 ÷ 1,961,181 shares)			$10.95
Service Class :
Net Asset Value , offering price and redemption price per share ($16,217,132 ÷ 1,485,056 shares)			$10.92
Service Class 2 :
Net Asset Value , offering price and redemption price per share ($25,377,205 ÷ 2,332,917 shares)			$10.88
Statement of Operations
		Year ended December 31, 2022
Investment Income
Dividends:
Affiliated issuers		1,652,723
Expenses
Distribution and service plan fees	91,559
Independent trustees' fees and expenses	241
Total expenses before reductions	91,800
Expense reductions	(1)
Total expenses after reductions		91,799
Net Investment income (loss)		1,560,924
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Affiliated issuers	(830,026)
Capital gain distributions from underlying funds:
Affiliated issuers	1,890,191
Total net realized gain (loss)		1,060,165
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Affiliated issuers	(15,296,698)
Total change in net unrealized appreciation (depreciation)		(15,296,698)
Net gain (loss)		(14,236,533)
Net increase (decrease) in net assets resulting from operations		$(12,675,609)
Statement of Changes in Net Assets

	Year ended December 31, 2022	Year ended December 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,560,924	$1,552,113
Net realized gain (loss)	1,060,165	8,853,932
Change in net unrealized appreciation (depreciation)	(15,296,698)	(3,437,206)
Net increase (decrease) in net assets resulting from operations	(12,675,609)	6,968,839
Distributions to shareholders	(9,283,302)	(4,911,196)
Share transactions - net increase (decrease)	(6,249,597)	(9,839,978)
Total increase (decrease) in net assets	(28,208,508)	(7,782,335)

Net Assets
Beginning of period	91,276,565	99,058,900
End of period	$63,068,057	$91,276,565

Financial Highlights
VIP Freedom 2015 Portfolio Initial Class

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$14.42	$14.12	$13.20	$12.26	$13.68
Income from Investment Operations
Net investment income (loss) A,B	.27	.25	.17	.28	.20
Net realized and unrealized gain (loss)	(2.21)	.81	1.57	1.86	(.87)
Total from investment operations	(1.94)	1.06	1.74	2.14	(.67)
Distributions from net investment income	(.26)	(.16)	(.17)	(.27)	(.22)
Distributions from net realized gain	(1.26)	(.60)	(.65)	(.94)	(.53)
Total distributions	(1.53) C	(.76)	(.82)	(1.20) C	(.75)
Net asset value, end of period	$10.95	$14.42	$14.12	$13.20	$12.26
Total Return D,E	(14.60)%	7.69%	13.76%	18.35%	(5.07)%
Ratios to Average Net Assets B,F,G
Expenses before reductions H	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any H	-%	-%	-%	-%	-%
Expenses net of all reductions H	-%	-%	-%	-%	-%
Net investment income (loss)	2.26%	1.75%	1.33%	2.22%	1.52%
Supplemental Data
Net assets, end of period (000 omitted)	$21,474	$33,325	$35,010	$32,215	$29,361
Portfolio turnover rate I	73%	43%	58%	39%	33%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total distributions per share do not sum due to rounding.

D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount represents less than .005%.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Freedom 2015 Portfolio Service Class

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$14.38	$14.08	$13.17	$12.24	$13.65
Income from Investment Operations
Net investment income (loss) A,B	.25	.24	.16	.27	.19
Net realized and unrealized gain (loss)	(2.20)	.80	1.56	1.85	(.86)
Total from investment operations	(1.95)	1.04	1.72	2.12	(.67)
Distributions from net investment income	(.25)	(.14)	(.16)	(.26)	(.20)
Distributions from net realized gain	(1.26)	(.60)	(.65)	(.94)	(.53)
Total distributions	(1.51)	(.74)	(.81)	(1.19) C	(.74) C
Net asset value, end of period	$10.92	$14.38	$14.08	$13.17	$12.24
Total Return D,E	(14.66)%	7.59%	13.62%	18.21%	(5.11)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.10%	.10%	.10%	.10%	.10%
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%
Expenses net of all reductions	.10%	.10%	.10%	.10%	.10%
Net investment income (loss)	2.16%	1.65%	1.23%	2.12%	1.42%
Supplemental Data
Net assets, end of period (000 omitted)	$16,217	$20,808	$27,209	$22,763	$11,777
Portfolio turnover rate H	73%	43%	58%	39%	33%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total distributions per share do not sum due to rounding.

D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Freedom 2015 Portfolio Service Class 2

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$14.33	$14.04	$13.12	$12.20	$13.61
Income from Investment Operations
Net investment income (loss) A,B	.23	.21	.14	.25	.17
Net realized and unrealized gain (loss)	(2.19)	.80	1.57	1.84	(.86)
Total from investment operations	(1.96)	1.01	1.71	2.09	(.69)
Distributions from net investment income	(.23)	(.12)	(.14)	(.23)	(.18)
Distributions from net realized gain	(1.26)	(.60)	(.65)	(.94)	(.53)
Total distributions	(1.49)	(.72)	(.79)	(1.17)	(.72) C
Net asset value, end of period	$10.88	$14.33	$14.04	$13.12	$12.20
Total Return D,E	(14.79)%	7.39%	13.56%	17.97%	(5.28)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25%	.25%
Expenses net of all reductions	.25%	.25%	.25%	.25%	.25%
Net investment income (loss)	2.01%	1.50%	1.08%	1.97%	1.27%
Supplemental Data
Net assets, end of period (000 omitted)	$25,377	$37,143	$36,840	$38,963	$35,222
Portfolio turnover rate H	73%	43%	58%	39%	33%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total distributions per share do not sum due to rounding.

D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Freedom 2020 Portfolio℠
Investment Summary December 31, 2022 (Unaudited)
The information in the following table is based on the direct Investments of the Fund.
Top Holdings (% of Fund's net assets)

VIP Investment Grade Bond II Portfolio - Initial Class	27.7
VIP Overseas Portfolio Initial Class	14.8
Fidelity Inflation-Protected Bond Index Fund	13.7
VIP Emerging Markets Portfolio Initial Class	9.2
VIP Growth Portfolio Initial Class	6.2
VIP Growth & Income Portfolio Initial Class	4.5
Fidelity Long-Term Treasury Bond Index Fund	4.1
VIP Contrafund Portfolio Initial Class	3.9
VIP Equity-Income Portfolio Initial Class	3.5
Fidelity International Bond Index Fund	3.4
91.0

Asset Allocation (% of Fund's net assets)

Percentages shown as 0.0% may reflect amounts less than 0.05%.

VIP Freedom 2020 Portfolio℠
Schedule of Investments December 31, 2022
Showing Percentage of Net Assets
Domestic Equity Funds - 23.0%
	Shares	Value ($)
VIP Contrafund Portfolio Initial Class (a)	585,670	22,185,188
VIP Equity-Income Portfolio Initial Class (a)	843,779	19,879,427
VIP Growth & Income Portfolio Initial Class (a)	1,070,948	25,724,174
VIP Growth Portfolio Initial Class (a)	487,220	34,841,130
VIP Mid Cap Portfolio Initial Class (a)	189,608	6,203,968
VIP Value Portfolio Initial Class (a)	856,788	14,334,056
VIP Value Strategies Portfolio Initial Class (a)	494,082	7,104,904
TOTAL DOMESTIC EQUITY FUNDS (Cost $71,885,834)		130,272,847

International Equity Funds - 24.0%
	Shares	Value ($)
VIP Emerging Markets Portfolio Initial Class (a)	5,248,704	51,804,709
VIP Overseas Portfolio Initial Class (a)	3,853,063	83,611,475
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $103,193,065)		135,416,184

Bond Funds - 50.6%
	Shares	Value ($)
Fidelity Inflation-Protected Bond Index Fund (a)	8,597,515	77,549,586
Fidelity International Bond Index Fund (a)	2,194,967	19,337,659
Fidelity Long-Term Treasury Bond Index Fund (a)	2,273,603	23,054,331
VIP High Income Portfolio Initial Class (a)	2,124,162	9,367,555
VIP Investment Grade Bond II Portfolio - Initial Class (a)	16,835,964	156,406,107
TOTAL BOND FUNDS (Cost $310,162,825)		285,715,238

Short-Term Funds - 2.4%
	Shares	Value ($)
VIP Government Money Market Portfolio Initial Class 4.01% (a)(b) (Cost $13,610,366)	13,610,366	13,610,366

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $498,852,090)	565,014,635
NET OTHER ASSETS (LIABILITIES) - 0.0%	(86,381)
NET ASSETS - 100.0%	564,928,254

Legend

(a)	Affiliated Fund
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Inflation-Protected Bond Index Fund	78,898,191	80,089,934	65,076,879	6,365,997	(2,527,170)	(13,834,490)	77,549,586
Fidelity International Bond Index Fund	14,864,445	23,268,789	16,435,905	193,496	(1,044,286)	(1,315,384)	19,337,659
Fidelity Long-Term Treasury Bond Index Fund	22,745,767	26,077,489	17,773,837	583,217	(2,138,596)	(5,856,492)	23,054,331
VIP Contrafund Portfolio Initial Class	33,129,677	24,498,229	25,485,388	1,312,569	(202,235)	(9,755,095)	22,185,188
VIP Emerging Markets Portfolio Initial Class	78,219,127	54,588,042	64,507,594	1,009,780	(2,547,109)	(13,947,757)	51,804,709
VIP Equity-Income Portfolio Initial Class	35,044,442	20,433,237	32,608,958	1,094,795	2,525,226	(5,514,520)	19,879,427
VIP Government Money Market Portfolio Initial Class 4.01%	33,191,715	22,975,515	42,556,816	153,526	(48)	-	13,610,366
VIP Growth & Income Portfolio Initial Class	39,893,530	25,522,008	36,882,573	967,182	6,232,397	(9,041,188)	25,724,174
VIP Growth Portfolio Initial Class	33,882,375	40,900,734	28,817,504	2,504,300	(855,876)	(10,268,599)	34,841,130
VIP High Income Portfolio Initial Class	15,150,144	7,427,890	11,232,066	506,161	(774,149)	(1,204,264)	9,367,555
VIP Investment Grade Bond II Portfolio - Initial Class	-	199,179,151	30,987,984	2,930,577	(977,745)	(10,807,315)	156,406,107
VIP Investment Grade Bond Portfolio Initial Class	207,633,401	118,614,314	300,206,517	9,329,377	(18,542,078)	(7,499,120)	-
VIP Mid Cap Portfolio Initial Class	9,719,372	6,347,376	7,961,771	514,781	(72,906)	(1,828,103)	6,203,968
VIP Overseas Portfolio Initial Class	118,151,966	91,371,537	94,256,464	1,847,413	(2,775,422)	(28,880,142)	83,611,475
VIP Value Portfolio Initial Class	25,693,279	14,805,732	24,405,901	810,829	3,202,641	(4,961,695)	14,334,056
VIP Value Strategies Portfolio Initial Class	12,587,111	7,105,701	11,317,207	465,522	1,622,016	(2,892,717)	7,104,904
	758,804,542	763,205,678	810,513,364	30,589,522	(18,875,340)	(127,606,881)	565,014,635

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.
Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Domestic Equity Funds	130,272,847	130,272,847	-	-

International Equity Funds	135,416,184	135,416,184	-	-

Bond Funds	285,715,238	285,715,238	-	-

Short-Term Funds	13,610,366	13,610,366	-	-
Total Investments in Securities:	565,014,635	565,014,635	-	-
VIP Freedom 2020 Portfolio℠
Financial Statements
Statement of Assets and Liabilities
			December 31, 2022

Assets
Investment in securities, at value - See accompanying schedule:	$
Affiliated issuers (cost $498,852,090)		565,014,635

Total Investment in Securities (cost $498,852,090)			$565,014,635
Cash			76
Receivable for investments sold			6,860,772
Receivable for fund shares sold			12,646
Total assets			571,888,129
Liabilities
Payable for investments purchased		5,680,197
Payable for fund shares redeemed		1,189,303
Distribution and service plan fees payable		90,375
Total Liabilities			6,959,875
Net Assets			$564,928,254
Net Assets consist of:
Paid in capital			$496,589,967
Total accumulated earnings (loss)			68,338,287
Net Assets			$564,928,254

Net Asset Value and Maximum Offering Price
Initial Class :
Net Asset Value , offering price and redemption price per share ($63,226,996 ÷ 5,470,810 shares)			$11.56
Service Class :
Net Asset Value , offering price and redemption price per share ($129,175,593 ÷ 11,222,834 shares)			$11.51
Service Class 2 :
Net Asset Value , offering price and redemption price per share ($372,525,665 ÷ 32,500,297 shares)			$11.46
Statement of Operations
		Year ended December 31, 2022
Investment Income
Dividends:
Affiliated issuers		14,161,680
Expenses
Distribution and service plan fees	1,185,175
Independent trustees' fees and expenses	2,052
Total expenses before reductions	1,187,227
Expense reductions	(1)
Total expenses after reductions		1,187,226
Net Investment income (loss)		12,974,454
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Affiliated issuers	(18,875,340)
Capital gain distributions from underlying funds:
Affiliated issuers	16,427,842
Total net realized gain (loss)		(2,447,498)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Affiliated issuers	(127,606,881)
Total change in net unrealized appreciation (depreciation)		(127,606,881)
Net gain (loss)		(130,054,379)
Net increase (decrease) in net assets resulting from operations		$(117,079,925)
Statement of Changes in Net Assets

	Year ended December 31, 2022	Year ended December 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$12,974,454	$12,153,237
Net realized gain (loss)	(2,447,498)	74,933,835
Change in net unrealized appreciation (depreciation)	(127,606,881)	(18,121,565)
Net increase (decrease) in net assets resulting from operations	(117,079,925)	68,965,507
Distributions to shareholders	(77,888,678)	(48,417,894)
Share transactions - net increase (decrease)	1,211,478	(43,232,044)
Total increase (decrease) in net assets	(193,757,125)	(22,684,431)

Net Assets
Beginning of period	758,685,379	781,369,810
End of period	$564,928,254	$758,685,379

Financial Highlights
VIP Freedom 2020 Portfolio Initial Class

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$15.42	$15.03	$14.01	$12.58	$14.03
Income from Investment Operations
Net investment income (loss) A,B	.28	.27	.17	.28	.21
Net realized and unrealized gain (loss)	(2.51)	1.11	1.84	2.16	(1.01)
Total from investment operations	(2.23)	1.38	2.01	2.44	(.80)
Distributions from net investment income	(.27)	(.17)	(.18)	(.28)	(.21)
Distributions from net realized gain	(1.36)	(.81)	(.80)	(.73)	(.44)
Total distributions	(1.63)	(.99) C	(.99) C	(1.01)	(.65)
Net asset value, end of period	$11.56	$15.42	$15.03	$14.01	$12.58
Total Return D,E	(15.69)%	9.47%	15.06%	20.13%	(5.86)%
Ratios to Average Net Assets B,F,G
Expenses before reductions H	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any H	-%	-%	-%	-%	-%
Expenses net of all reductions H	-%	-%	-%	-%	-%
Net investment income (loss)	2.26%	1.77%	1.27%	2.08%	1.50%
Supplemental Data
Net assets, end of period (000 omitted)	$63,227	$82,875	$80,503	$74,801	$63,490
Portfolio turnover rate I	121%	34%	40%	31%	28%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total distributions per share do not sum due to rounding.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount represents less than .005%.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Freedom 2020 Portfolio Service Class

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$15.37	$14.97	$13.96	$12.54	$13.99
Income from Investment Operations
Net investment income (loss) A,B	.27	.25	.16	.26	.19
Net realized and unrealized gain (loss)	(2.52)	1.12	1.82	2.16	(1.00)
Total from investment operations	(2.25)	1.37	1.98	2.42	(.81)
Distributions from net investment income	(.26)	(.16)	(.17)	(.27)	(.20)
Distributions from net realized gain	(1.36)	(.81)	(.80)	(.73)	(.44)
Total distributions	(1.61) C	(.97)	(.97)	(1.00)	(.64)
Net asset value, end of period	$11.51	$15.37	$14.97	$13.96	$12.54
Total Return D,E	(15.83)%	9.47%	14.92%	20.01%	(5.98)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.10%	.10%	.10%	.10%	.10%
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%
Expenses net of all reductions	.10%	.10%	.10%	.10%	.10%
Net investment income (loss)	2.16%	1.67%	1.17%	1.98%	1.40%
Supplemental Data
Net assets, end of period (000 omitted)	$129,176	$167,097	$178,229	$171,842	$132,086
Portfolio turnover rate H	121%	34%	40%	31%	28%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total distributions per share do not sum due to rounding.

D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Freedom 2020 Portfolio Service Class 2

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$15.31	$14.92	$13.92	$12.50	$13.94
Income from Investment Operations
Net investment income (loss) A,B	.25	.23	.14	.24	.17
Net realized and unrealized gain (loss)	(2.51)	1.11	1.81	2.16	(.99)
Total from investment operations	(2.26)	1.34	1.95	2.40	(.82)
Distributions from net investment income	(.24)	(.13)	(.14)	(.25)	(.18)
Distributions from net realized gain	(1.36)	(.81)	(.80)	(.73)	(.44)
Total distributions	(1.59) C	(.95) C	(.95) C	(.98)	(.62)
Net asset value, end of period	$11.46	$15.31	$14.92	$13.92	$12.50
Total Return D,E	(15.97)%	9.26%	14.72%	19.88%	(6.08)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25%	.25%
Expenses net of all reductions	.25%	.25%	.25%	.25%	.25%
Net investment income (loss)	2.01%	1.51%	1.02%	1.83%	1.25%
Supplemental Data
Net assets, end of period (000 omitted)	$372,526	$508,713	$522,637	$506,978	$464,178
Portfolio turnover rate H	121%	34%	40%	31%	28%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total distributions per share do not sum due to rounding.

D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Freedom 2025 Portfolio℠
Investment Summary December 31, 2022 (Unaudited)
The information in the following table is based on the direct Investments of the Fund.
Top Holdings (% of Fund's net assets)

VIP Investment Grade Bond II Portfolio - Initial Class	23.4
VIP Overseas Portfolio Initial Class	16.8
Fidelity Inflation-Protected Bond Index Fund	11.3
VIP Emerging Markets Portfolio Initial Class	10.0
VIP Growth Portfolio Initial Class	7.3
Fidelity Long-Term Treasury Bond Index Fund	5.5
VIP Growth & Income Portfolio Initial Class	5.4
VIP Contrafund Portfolio Initial Class	4.6
VIP Equity-Income Portfolio Initial Class	4.2
Fidelity International Bond Index Fund	3.3
91.8

Asset Allocation (% of Fund's net assets)

Percentages shown as 0.0% may reflect amounts less than 0.05%.

VIP Freedom 2025 Portfolio℠
Schedule of Investments December 31, 2022
Showing Percentage of Net Assets
Domestic Equity Funds - 27.3%
	Shares	Value ($)
VIP Contrafund Portfolio Initial Class (a)	398,040	15,077,751
VIP Equity-Income Portfolio Initial Class (a)	573,463	13,510,784
VIP Growth & Income Portfolio Initial Class (a)	727,862	17,483,246
VIP Growth Portfolio Initial Class (a)	331,134	23,679,396
VIP Mid Cap Portfolio Initial Class (a)	128,863	4,216,413
VIP Value Portfolio Initial Class (a)	582,299	9,741,854
VIP Value Strategies Portfolio Initial Class (a)	335,795	4,828,725
TOTAL DOMESTIC EQUITY FUNDS (Cost $67,463,545)		88,538,169

International Equity Funds - 26.8%
	Shares	Value ($)
VIP Emerging Markets Portfolio Initial Class (a)	3,270,719	32,281,998
VIP Overseas Portfolio Initial Class (a)	2,513,368	54,540,086
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $84,453,244)		86,822,084

Bond Funds - 45.2%
	Shares	Value ($)
Fidelity Inflation-Protected Bond Index Fund (a)	4,047,786	36,511,027
Fidelity International Bond Index Fund (a)	1,218,060	10,731,106
Fidelity Long-Term Treasury Bond Index Fund (a)	1,746,773	17,712,275
VIP High Income Portfolio Initial Class (a)	1,218,055	5,371,623
VIP Investment Grade Bond II Portfolio - Initial Class (a)	8,166,182	75,863,833
TOTAL BOND FUNDS (Cost $162,597,998)		146,189,864

Short-Term Funds - 0.7%
	Shares	Value ($)
VIP Government Money Market Portfolio Initial Class 4.01% (a)(b) (Cost $2,318,777)	2,318,777	2,318,777

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $316,833,564)	323,868,894
NET OTHER ASSETS (LIABILITIES) - 0.0%	(33,288)
NET ASSETS - 100.0%	323,835,606

Legend

(a)	Affiliated Fund
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Inflation-Protected Bond Index Fund	32,945,426	20,778,979	9,939,488	2,979,792	(254,437)	(7,019,453)	36,511,027
Fidelity International Bond Index Fund	7,091,139	7,768,015	2,936,853	101,738	(126,685)	(1,064,510)	10,731,106
Fidelity Long-Term Treasury Bond Index Fund	13,374,126	15,223,541	5,443,757	414,117	(418,080)	(5,023,555)	17,712,275
VIP Contrafund Portfolio Initial Class	19,678,366	8,100,668	6,517,317	856,541	(431,111)	(5,752,855)	15,077,751
VIP Emerging Markets Portfolio Initial Class	43,133,138	16,259,977	17,849,923	622,056	(2,049,284)	(7,211,910)	32,281,998
VIP Equity-Income Portfolio Initial Class	20,815,467	5,030,533	10,456,316	734,944	179,497	(2,058,397)	13,510,784
VIP Government Money Market Portfolio Initial Class 4.01%	7,981,124	5,273,020	10,935,362	20,212	(5)	-	2,318,777
VIP Growth & Income Portfolio Initial Class	23,695,903	7,522,636	11,957,435	645,605	958,656	(2,736,514)	17,483,246
VIP Growth Portfolio Initial Class	20,125,466	18,762,317	8,298,392	1,537,883	(549,868)	(6,360,127)	23,679,396
VIP High Income Portfolio Initial Class	7,783,442	1,805,756	3,157,578	288,841	(174,810)	(885,187)	5,371,623
VIP Investment Grade Bond II Portfolio - Initial Class	-	102,876,197	21,462,329	1,391,612	(540,213)	(5,009,822)	75,863,833
VIP Investment Grade Bond Portfolio Initial Class	96,640,695	18,102,509	102,789,813	4,166,823	(11,165,964)	(787,427)	-
VIP Mid Cap Portfolio Initial Class	5,773,032	1,852,835	2,237,901	325,330	(149,312)	(1,022,241)	4,216,413
VIP Overseas Portfolio Initial Class	67,973,251	29,023,938	23,972,139	1,112,687	(1,304,192)	(17,180,772)	54,540,086
VIP Value Portfolio Initial Class	15,261,149	3,606,280	8,005,344	514,304	559,741	(1,679,972)	9,741,854
VIP Value Strategies Portfolio Initial Class	7,476,361	1,691,530	3,532,081	303,605	357,035	(1,164,120)	4,828,725
	389,748,085	263,678,731	249,492,028	16,016,090	(15,109,032)	(64,956,862)	323,868,894

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.
Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Domestic Equity Funds	88,538,169	88,538,169	-	-

International Equity Funds	86,822,084	86,822,084	-	-

Bond Funds	146,189,864	146,189,864	-	-

Short-Term Funds	2,318,777	2,318,777	-	-
Total Investments in Securities:	323,868,894	323,868,894	-	-
VIP Freedom 2025 Portfolio℠
Financial Statements
Statement of Assets and Liabilities
			December 31, 2022

Assets
Investment in securities, at value - See accompanying schedule:	$
Affiliated issuers (cost $316,833,564)		323,868,894

Total Investment in Securities (cost $316,833,564)			$323,868,894
Cash			3,462
Receivable for investments sold			4,145,563
Receivable for fund shares sold			160,566
Total assets			328,178,485
Liabilities
Payable for investments purchased		3,607,889
Payable for fund shares redeemed		698,177
Distribution and service plan fees payable		36,813
Total Liabilities			4,342,879
Net Assets			$323,835,606
Net Assets consist of:
Paid in capital			$321,959,826
Total accumulated earnings (loss)			1,875,780
Net Assets			$323,835,606

Net Asset Value and Maximum Offering Price
Initial Class :
Net Asset Value , offering price and redemption price per share ($45,943,422 ÷ 3,346,536 shares)			$13.73
Service Class :
Net Asset Value , offering price and redemption price per share ($173,999,994 ÷ 12,718,605 shares)			$13.68
Service Class 2 :
Net Asset Value , offering price and redemption price per share ($103,892,190 ÷ 7,642,947 shares)			$13.59
Statement of Operations
		Year ended December 31, 2022
Investment Income
Dividends:
Affiliated issuers		7,413,051
Expenses
Distribution and service plan fees	454,738
Independent trustees' fees and expenses	1,097
Total expenses before reductions	455,835
Expense reductions	(15)
Total expenses after reductions		455,820
Net Investment income (loss)		6,957,231
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Affiliated issuers	(15,109,032)
Capital gain distributions from underlying funds:
Affiliated issuers	8,603,039
Total net realized gain (loss)		(6,505,993)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Affiliated issuers	(64,956,862)
Total change in net unrealized appreciation (depreciation)		(64,956,862)
Net gain (loss)		(71,462,855)
Net increase (decrease) in net assets resulting from operations		$(64,505,624)
Statement of Changes in Net Assets

	Year ended December 31, 2022	Year ended December 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$6,957,231	$6,072,172
Net realized gain (loss)	(6,505,993)	25,643,764
Change in net unrealized appreciation (depreciation)	(64,956,862)	4,109,554
Net increase (decrease) in net assets resulting from operations	(64,505,624)	35,825,490
Distributions to shareholders	(27,327,030)	(15,855,305)
Share transactions - net increase (decrease)	25,960,042	54,096,423
Total increase (decrease) in net assets	(65,872,612)	74,066,608

Net Assets
Beginning of period	389,708,218	315,641,610
End of period	$323,835,606	$389,708,218

Financial Highlights
VIP Freedom 2025 Portfolio Initial Class

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$17.82	$16.84	$15.34	$13.21	$14.64
Income from Investment Operations
Net investment income (loss) A,B	.32	.32	.20	.30	.23
Net realized and unrealized gain (loss)	(3.10)	1.47	2.16	2.53	(1.17)
Total from investment operations	(2.78)	1.79	2.36	2.83	(.94)
Distributions from net investment income	(.31)	(.19)	(.19)	(.30)	(.21)
Distributions from net realized gain	(1.00)	(.62)	(.67)	(.41)	(.28)
Total distributions	(1.31)	(.81)	(.86)	(.70) C	(.49)
Net asset value, end of period	$13.73	$17.82	$16.84	$15.34	$13.21
Total Return D,E	(16.43)%	10.83%	15.95%	21.86%	(6.52)%
Ratios to Average Net Assets B,F,G
Expenses before reductions H	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any H	-%	-%	-%	-%	-%
Expenses net of all reductions H	-%	-%	-%	-%	-%
Net investment income (loss)	2.19%	1.82%	1.33%	2.04%	1.57%
Supplemental Data
Net assets, end of period (000 omitted)	$45,943	$59,715	$55,624	$47,253	$38,096
Portfolio turnover rate I	73%	32%	61%	51%	32%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total distributions per share do not sum due to rounding.

D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount represents less than .005%.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Freedom 2025 Portfolio Service Class

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$17.76	$16.79	$15.30	$13.18	$14.61
Income from Investment Operations
Net investment income (loss) A,B	.30	.30	.18	.28	.21
Net realized and unrealized gain (loss)	(3.08)	1.46	2.15	2.53	(1.16)
Total from investment operations	(2.78)	1.76	2.33	2.81	(.95)
Distributions from net investment income	(.29)	(.17)	(.18)	(.28)	(.19)
Distributions from net realized gain	(1.00)	(.62)	(.67)	(.41)	(.28)
Total distributions	(1.30) C	(.79)	(.84) C	(.69)	(.48) C
Net asset value, end of period	$13.68	$17.76	$16.79	$15.30	$13.18
Total Return D,E	(16.51)%	10.71%	15.83%	21.70%	(6.61)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.10%	.10%	.10%	.10%	.10%
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%
Expenses net of all reductions	.10%	.10%	.10%	.10%	.10%
Net investment income (loss)	2.09%	1.72%	1.23%	1.94%	1.47%
Supplemental Data
Net assets, end of period (000 omitted)	$174,000	$199,248	$147,904	$96,430	$79,033
Portfolio turnover rate H	73%	32%	61%	51%	32%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total distributions per share do not sum due to rounding.

D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Freedom 2025 Portfolio Service Class 2

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$17.65	$16.69	$15.21	$13.11	$14.54
Income from Investment Operations
Net investment income (loss) A,B	.28	.27	.16	.26	.19
Net realized and unrealized gain (loss)	(3.07)	1.46	2.14	2.51	(1.16)
Total from investment operations	(2.79)	1.73	2.30	2.77	(.97)
Distributions from net investment income	(.27)	(.15)	(.15)	(.26)	(.18)
Distributions from net realized gain	(1.00)	(.62)	(.67)	(.41)	(.28)
Total distributions	(1.27)	(.77)	(.82)	(.67)	(.46)
Net asset value, end of period	$13.59	$17.65	$16.69	$15.21	$13.11
Total Return C,D	(16.64)%	10.55%	15.68%	21.51%	(6.78)%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25%	.25%
Expenses net of all reductions	.25%	.25%	.25%	.25%	.25%
Net investment income (loss)	1.94%	1.57%	1.08%	1.79%	1.32%
Supplemental Data
Net assets, end of period (000 omitted)	$103,892	$130,746	$112,114	$97,802	$69,234
Portfolio turnover rate G	73%	32%	61%	51%	32%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Freedom 2030 Portfolio℠
Investment Summary December 31, 2022 (Unaudited)
The information in the following table is based on the direct Investments of the Fund.
Top Holdings (% of Fund's net assets)

VIP Investment Grade Bond II Portfolio - Initial Class	20.6
VIP Overseas Portfolio Initial Class	18.7
VIP Emerging Markets Portfolio Initial Class	10.7
VIP Growth Portfolio Initial Class	8.4
Fidelity Inflation-Protected Bond Index Fund	7.6
VIP Growth & Income Portfolio Initial Class	6.2
Fidelity Long-Term Treasury Bond Index Fund	5.9
VIP Contrafund Portfolio Initial Class	5.3
VIP Equity-Income Portfolio Initial Class	4.8
VIP Value Portfolio Initial Class	3.4
91.6

Asset Allocation (% of Fund's net assets)

Percentages shown as 0.0% may reflect amounts less than 0.05%.

VIP Freedom 2030 Portfolio℠
Schedule of Investments December 31, 2022
Showing Percentage of Net Assets
Domestic Equity Funds - 31.3%
	Shares	Value ($)
VIP Contrafund Portfolio Initial Class (a)	825,708	31,277,831
VIP Equity-Income Portfolio Initial Class (a)	1,189,621	28,027,473
VIP Growth & Income Portfolio Initial Class (a)	1,509,895	36,267,672
VIP Growth Portfolio Initial Class (a)	686,903	49,120,401
VIP Mid Cap Portfolio Initial Class (a)	267,321	8,746,740
VIP Value Portfolio Initial Class (a)	1,207,942	20,208,868
VIP Value Strategies Portfolio Initial Class (a)	696,591	10,016,979
TOTAL DOMESTIC EQUITY FUNDS (Cost $137,385,810)		183,665,964

International Equity Funds - 29.4%
	Shares	Value ($)
VIP Emerging Markets Portfolio Initial Class (a)	6,369,496	62,866,923
VIP Overseas Portfolio Initial Class (a)	5,058,972	109,779,683
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $162,024,179)		172,646,606

Bond Funds - 38.6%
	Shares	Value ($)
Fidelity Inflation-Protected Bond Index Fund (a)	4,926,434	44,436,438
Fidelity International Bond Index Fund (a)	1,865,913	16,438,690
Fidelity Long-Term Treasury Bond Index Fund (a)	3,407,585	34,552,917
VIP High Income Portfolio Initial Class (a)	2,206,985	9,732,805
VIP Investment Grade Bond II Portfolio - Initial Class (a)	13,024,128	120,994,150
TOTAL BOND FUNDS (Cost $250,211,473)		226,155,000

Short-Term Funds - 0.7%
	Shares	Value ($)
VIP Government Money Market Portfolio Initial Class 4.01% (a)(b) (Cost $4,201,322)	4,201,322	4,201,322

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $553,822,784)	586,668,892
NET OTHER ASSETS (LIABILITIES) - 0.0%	(61,952)
NET ASSETS - 100.0%	586,606,940

Legend

(a)	Affiliated Fund
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.37%	-	155,443	155,443	20	-	-	-	0.0%
Total	-	155,443	155,443	20	-	-	-

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Inflation-Protected Bond Index Fund	42,086,896	27,047,475	16,021,280	3,616,877	(626,632)	(8,050,021)	44,436,438
Fidelity International Bond Index Fund	10,611,029	13,378,106	5,745,961	153,619	(315,279)	(1,489,205)	16,438,690
Fidelity Long-Term Treasury Bond Index Fund	24,629,023	32,167,036	11,845,625	796,282	(1,536,518)	(8,860,999)	34,552,917
VIP Contrafund Portfolio Initial Class	38,769,905	20,179,659	15,172,847	1,776,287	(1,274,189)	(11,224,697)	31,277,831
VIP Emerging Markets Portfolio Initial Class	80,003,541	39,098,613	38,778,800	1,208,426	(5,011,665)	(12,444,766)	62,866,923
VIP Equity-Income Portfolio Initial Class	41,009,253	13,966,375	23,126,084	1,524,509	32,780	(3,854,851)	28,027,473
VIP Government Money Market Portfolio Initial Class 4.01%	2,836,451	8,877,132	7,512,261	34,884	-	-	4,201,322
VIP Growth & Income Portfolio Initial Class	46,685,013	19,382,164	26,156,742	1,339,242	1,547,647	(5,190,410)	36,267,672
VIP Growth Portfolio Initial Class	39,650,760	41,848,409	18,365,165	3,187,744	(1,687,465)	(12,326,138)	49,120,401
VIP High Income Portfolio Initial Class	13,501,658	4,410,681	6,283,169	524,076	(472,730)	(1,423,635)	9,732,805
VIP Investment Grade Bond II Portfolio - Initial Class	-	162,594,827	32,917,091	2,207,362	(590,668)	(8,092,918)	120,994,150
VIP Investment Grade Bond Portfolio Initial Class	149,358,215	47,063,281	177,375,224	6,774,092	(18,241,003)	(805,269)	-
VIP Mid Cap Portfolio Initial Class	11,373,487	4,792,393	5,044,291	675,300	(390,147)	(1,984,702)	8,746,740
VIP Overseas Portfolio Initial Class	130,592,101	69,669,769	54,406,948	2,246,446	(5,928,955)	(30,146,284)	109,779,683
VIP Value Portfolio Initial Class	30,066,582	9,990,308	17,552,282	1,067,117	732,136	(3,027,876)	20,208,868
VIP Value Strategies Portfolio Initial Class	14,729,371	4,786,058	7,846,191	629,381	463,956	(2,116,215)	10,016,979
	675,903,285	519,252,286	464,149,961	27,761,644	(33,298,732)	(111,037,986)	586,668,892

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.
Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Domestic Equity Funds	183,665,964	183,665,964	-	-

International Equity Funds	172,646,606	172,646,606	-	-

Bond Funds	226,155,000	226,155,000	-	-

Short-Term Funds	4,201,322	4,201,322	-	-
Total Investments in Securities:	586,668,892	586,668,892	-	-
VIP Freedom 2030 Portfolio℠
Financial Statements
Statement of Assets and Liabilities
			December 31, 2022

Assets
Investment in securities, at value - See accompanying schedule:	$
Affiliated issuers (cost $553,822,784)		586,668,892

Total Investment in Securities (cost $553,822,784)			$586,668,892
Cash			2,745
Receivable for investments sold			7,612,454
Receivable for fund shares sold			377,075
Total assets			594,661,166
Liabilities
Payable for investments purchased		7,129,963
Payable for fund shares redeemed		859,238
Distribution and service plan fees payable		65,025
Total Liabilities			8,054,226
Net Assets			$586,606,940
Net Assets consist of:
Paid in capital			$571,893,877
Total accumulated earnings (loss)			14,713,063
Net Assets			$586,606,940

Net Asset Value and Maximum Offering Price
Initial Class :
Net Asset Value , offering price and redemption price per share ($116,986,329 ÷ 8,527,284 shares)			$13.72
Service Class :
Net Asset Value , offering price and redemption price per share ($271,187,344 ÷ 19,827,517 shares)			$13.68
Service Class 2 :
Net Asset Value , offering price and redemption price per share ($198,433,267 ÷ 14,570,385 shares)			$13.62
Statement of Operations
		Year ended December 31, 2022
Investment Income
Dividends:
Affiliated issuers		11,811,988
Income from Fidelity Central Funds		20
Total Income		11,812,008
Expenses
Distribution and service plan fees	792,721
Independent trustees' fees and expenses	1,947
Total expenses before reductions	794,668
Expense reductions	(8)
Total expenses after reductions		794,660
Net Investment income (loss)		11,017,348
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Affiliated issuers	(33,298,732)
Capital gain distributions from underlying funds:
Affiliated issuers	15,949,656
Total net realized gain (loss)		(17,349,076)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Affiliated issuers	(111,037,986)
Total change in net unrealized appreciation (depreciation)		(111,037,986)
Net gain (loss)		(128,387,062)
Net increase (decrease) in net assets resulting from operations		$(117,369,714)
Statement of Changes in Net Assets

	Year ended December 31, 2022	Year ended December 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$11,017,348	$10,042,183
Net realized gain (loss)	(17,349,076)	48,121,155
Change in net unrealized appreciation (depreciation)	(111,037,986)	10,401,157
Net increase (decrease) in net assets resulting from operations	(117,369,714)	68,564,495
Distributions to shareholders	(50,805,872)	(31,178,354)
Share transactions - net increase (decrease)	78,950,611	105,572,827
Total increase (decrease) in net assets	(89,224,975)	142,958,968

Net Assets
Beginning of period	675,831,915	532,872,947
End of period	$586,606,940	$675,831,915

Financial Highlights
VIP Freedom 2030 Portfolio Initial Class

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$17.93	$16.83	$15.28	$12.98	$14.67
Income from Investment Operations
Net investment income (loss) A,B	.29	.31	.19	.30	.20
Net realized and unrealized gain (loss)	(3.16)	1.72	2.28	2.80	(1.32)
Total from investment operations	(2.87)	2.03	2.47	3.10	(1.12)
Distributions from net investment income	(.29)	(.19)	(.19)	(.29)	(.20)
Distributions from net realized gain	(1.05)	(.74)	(.74)	(.51)	(.37)
Total distributions	(1.34)	(.93)	(.92) C	(.80)	(.57)
Net asset value, end of period	$13.72	$17.93	$16.83	$15.28	$12.98
Total Return D,E	(16.87)%	12.37%	16.89%	24.43%	(7.78)%
Ratios to Average Net Assets B,F,G
Expenses before reductions H	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any H	-%	-%	-%	-%	-%
Expenses net of all reductions H	-%	-%	-%	-%	-%
Net investment income (loss)	1.96%	1.77%	1.31%	2.09%	1.42%
Supplemental Data
Net assets, end of period (000 omitted)	$116,986	$138,193	$113,727	$93,564	$71,004
Portfolio turnover rate I	76%	28%	46%	30%	29%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total distributions per share do not sum due to rounding.

D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount represents less than .005%.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Freedom 2030 Portfolio Service Class

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$17.88	$16.79	$15.25	$12.95	$14.64
Income from Investment Operations
Net investment income (loss) A,B	.27	.29	.18	.29	.19
Net realized and unrealized gain (loss)	(3.14)	1.72	2.27	2.79	(1.32)
Total from investment operations	(2.87)	2.01	2.45	3.08	(1.13)
Distributions from net investment income	(.28)	(.18)	(.17)	(.28)	(.19)
Distributions from net realized gain	(1.05)	(.74)	(.74)	(.51)	(.37)
Total distributions	(1.33)	(.92)	(.91)	(.78) C	(.56)
Net asset value, end of period	$13.68	$17.88	$16.79	$15.25	$12.95
Total Return D,E	(16.94)%	12.24%	16.76%	24.37%	(7.88)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.10%	.10%	.10%	.10%	.10%
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%
Expenses net of all reductions	.10%	.10%	.10%	.10%	.10%
Net investment income (loss)	1.86%	1.67%	1.21%	1.99%	1.32%
Supplemental Data
Net assets, end of period (000 omitted)	$271,187	$294,595	$225,149	$168,105	$121,155
Portfolio turnover rate H	76%	28%	46%	30%	29%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total distributions per share do not sum due to rounding.

D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Freedom 2030 Portfolio Service Class 2

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$17.81	$16.73	$15.19	$12.91	$14.60
Income from Investment Operations
Net investment income (loss) A,B	.25	.27	.16	.26	.17
Net realized and unrealized gain (loss)	(3.14)	1.70	2.26	2.78	(1.32)
Total from investment operations	(2.89)	1.97	2.42	3.04	(1.15)
Distributions from net investment income	(.26)	(.15)	(.15)	(.26)	(.17)
Distributions from net realized gain	(1.05)	(.74)	(.74)	(.51)	(.37)
Total distributions	(1.30) C	(.89)	(.88) C	(.76) C	(.54)
Net asset value, end of period	$13.62	$17.81	$16.73	$15.19	$12.91
Total Return D,E	(17.09)%	12.07%	16.64%	24.11%	(8.05)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25%	.25%
Expenses net of all reductions	.25%	.25%	.25%	.25%	.25%
Net investment income (loss)	1.71%	1.52%	1.06%	1.84%	1.17%
Supplemental Data
Net assets, end of period (000 omitted)	$198,433	$243,043	$193,997	$173,271	$130,567
Portfolio turnover rate H	76%	28%	46%	30%	29%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total distributions per share do not sum due to rounding.

D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Freedom 2035 Portfolio℠
Investment Summary December 31, 2022 (Unaudited)
The information in the following table is based on the direct Investments of the Fund.
Top Holdings (% of Fund's net assets)

VIP Overseas Portfolio Initial Class	22.6
VIP Emerging Markets Portfolio Initial Class	12.2
VIP Investment Grade Bond II Portfolio - Initial Class	11.9
VIP Growth Portfolio Initial Class	10.5
VIP Growth & Income Portfolio Initial Class	7.8
VIP Contrafund Portfolio Initial Class	6.7
Fidelity Long-Term Treasury Bond Index Fund	6.3
VIP Equity-Income Portfolio Initial Class	6.0
VIP Value Portfolio Initial Class	4.3
Fidelity Inflation-Protected Bond Index Fund	3.0
91.3

Asset Allocation (% of Fund's net assets)

Percentages shown as 0.0% may reflect amounts less than 0.05%.

VIP Freedom 2035 Portfolio℠
Schedule of Investments December 31, 2022
Showing Percentage of Net Assets
Domestic Equity Funds - 39.4%
	Shares	Value ($)
VIP Contrafund Portfolio Initial Class (a)	381,973	14,469,135
VIP Equity-Income Portfolio Initial Class (a)	550,275	12,964,481
VIP Growth & Income Portfolio Initial Class (a)	698,487	16,777,656
VIP Growth Portfolio Initial Class (a)	317,806	22,726,322
VIP Mid Cap Portfolio Initial Class (a)	123,649	4,045,802
VIP Value Portfolio Initial Class (a)	558,749	9,347,871
VIP Value Strategies Portfolio Initial Class (a)	322,213	4,633,428
TOTAL DOMESTIC EQUITY FUNDS (Cost $78,752,267)		84,964,695

International Equity Funds - 34.8%
	Shares	Value ($)
VIP Emerging Markets Portfolio Initial Class (a)	2,670,361	26,356,461
VIP Overseas Portfolio Initial Class (a)	2,240,767	48,624,640
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $79,258,195)		74,981,101

Bond Funds - 25.1%
	Shares	Value ($)
Fidelity Inflation-Protected Bond Index Fund (a)	719,906	6,493,554
Fidelity International Bond Index Fund (a)	560,766	4,940,348
Fidelity Long-Term Treasury Bond Index Fund (a)	1,331,713	13,503,571
VIP High Income Portfolio Initial Class (a)	811,633	3,579,302
VIP Investment Grade Bond II Portfolio - Initial Class (a)	2,760,338	25,643,543
TOTAL BOND FUNDS (Cost $60,573,111)		54,160,318

Short-Term Funds - 0.7%
	Shares	Value ($)
VIP Government Money Market Portfolio Initial Class 4.01% (a)(b) (Cost $1,545,066)	1,545,066	1,545,066

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $220,128,639)	215,651,180
NET OTHER ASSETS (LIABILITIES) - 0.0%	(21,664)
NET ASSETS - 100.0%	215,629,516

Legend

(a)	Affiliated Fund
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Inflation-Protected Bond Index Fund	4,772,420	4,625,791	1,811,191	532,523	(51,623)	(1,041,843)	6,493,554
Fidelity International Bond Index Fund	2,791,522	3,659,098	1,000,585	44,209	(65,687)	(444,000)	4,940,348
Fidelity Long-Term Treasury Bond Index Fund	8,065,134	11,936,200	2,723,413	293,430	(278,487)	(3,495,863)	13,503,571
VIP Contrafund Portfolio Initial Class	15,616,284	7,874,587	3,669,843	806,697	(396,236)	(4,955,657)	14,469,135
VIP Emerging Markets Portfolio Initial Class	28,987,255	14,564,210	10,484,890	505,324	(1,345,508)	(5,364,606)	26,356,461
VIP Equity-Income Portfolio Initial Class	16,517,751	5,598,101	7,497,828	702,779	(252,715)	(1,400,828)	12,964,481
VIP Government Money Market Portfolio Initial Class 4.01%	-	1,619,855	74,789	12,266	-	-	1,545,066
VIP Growth & Income Portfolio Initial Class	18,804,297	7,529,075	7,957,523	614,808	(63,663)	(1,534,530)	16,777,656
VIP Growth Portfolio Initial Class	15,971,085	17,305,790	4,519,117	1,402,368	(532,750)	(5,498,686)	22,726,322
VIP High Income Portfolio Initial Class	3,192,751	1,829,889	841,452	191,755	(37,312)	(564,574)	3,579,302
VIP Investment Grade Bond II Portfolio - Initial Class	-	35,666,213	8,435,357	431,202	(131,465)	(1,455,848)	25,643,543
VIP Investment Grade Bond Portfolio Initial Class	25,701,690	7,325,364	29,632,439	1,202,167	(3,667,874)	273,259	-
VIP Mid Cap Portfolio Initial Class	4,581,003	1,887,924	1,414,038	301,499	(92,177)	(916,910)	4,045,802
VIP Overseas Portfolio Initial Class	49,915,329	27,956,493	14,802,096	950,391	(1,298,849)	(13,146,237)	48,624,640
VIP Value Portfolio Initial Class	12,110,363	3,631,289	5,399,505	476,704	(108,374)	(885,902)	9,347,871
VIP Value Strategies Portfolio Initial Class	5,932,671	1,903,451	2,485,527	285,399	(58,343)	(658,824)	4,633,428
	212,959,555	154,913,330	102,749,593	8,753,521	(8,381,063)	(41,091,049)	215,651,180

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.
Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Domestic Equity Funds	84,964,695	84,964,695	-	-

International Equity Funds	74,981,101	74,981,101	-	-

Bond Funds	54,160,318	54,160,318	-	-

Short-Term Funds	1,545,066	1,545,066	-	-
Total Investments in Securities:	215,651,180	215,651,180	-	-
VIP Freedom 2035 Portfolio℠
Financial Statements
Statement of Assets and Liabilities
			December 31, 2022

Assets
Investment in securities, at value - See accompanying schedule:	$
Affiliated issuers (cost $220,128,639)		215,651,180

Total Investment in Securities (cost $220,128,639)			$215,651,180
Cash			10
Receivable for investments sold			2,855,582
Receivable for fund shares sold			167,277
Total assets			218,674,049
Liabilities
Payable for investments purchased		2,880,488
Payable for fund shares redeemed		135,009
Distribution and service plan fees payable		29,036
Total Liabilities			3,044,533
Net Assets			$215,629,516
Net Assets consist of:
Paid in capital			$223,994,666
Total accumulated earnings (loss)			(8,365,150)
Net Assets			$215,629,516

Net Asset Value and Maximum Offering Price
Initial Class :
Net Asset Value , offering price and redemption price per share ($18,619,172 ÷ 819,740 shares)			$22.71
Service Class :
Net Asset Value , offering price and redemption price per share ($98,376,353 ÷ 4,344,761 shares)			$22.64
Service Class 2 :
Net Asset Value , offering price and redemption price per share ($98,633,991 ÷ 4,384,826 shares)			$22.49
Statement of Operations
		Year ended December 31, 2022
Investment Income
Dividends:
Affiliated issuers		3,492,435
Expenses
Distribution and service plan fees	338,837
Independent trustees' fees and expenses	662
Total expenses before reductions	339,499
Expense reductions	(1)
Total expenses after reductions		339,498
Net Investment income (loss)		3,152,937
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Affiliated issuers	(8,381,063)
Capital gain distributions from underlying funds:
Affiliated issuers	5,261,086
Total net realized gain (loss)		(3,119,977)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Affiliated issuers	(41,091,049)
Total change in net unrealized appreciation (depreciation)		(41,091,049)
Net gain (loss)		(44,211,026)
Net increase (decrease) in net assets resulting from operations		$(41,058,089)
Statement of Changes in Net Assets

	Year ended December 31, 2022	Year ended December 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,152,937	$2,570,825
Net realized gain (loss)	(3,119,977)	17,115,249
Change in net unrealized appreciation (depreciation)	(41,091,049)	6,347,272
Net increase (decrease) in net assets resulting from operations	(41,058,089)	26,033,346
Distributions to shareholders	(17,522,624)	(8,795,165)
Share transactions - net increase (decrease)	61,280,389	39,118,407
Total increase (decrease) in net assets	2,699,676	56,356,588

Net Assets
Beginning of period	212,929,840	156,573,252
End of period	$215,629,516	$212,929,840

Financial Highlights
VIP Freedom 2035 Portfolio Initial Class

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$30.05	$27.34	$24.35	$20.07	$22.88
Income from Investment Operations
Net investment income (loss) A,B	.40	.45	.28	.48	.29
Net realized and unrealized gain (loss)	(5.43)	3.69	4.01	4.92	(2.39)
Total from investment operations	(5.03)	4.14	4.29	5.40	(2.10)
Distributions from net investment income	(.42)	(.30)	(.27)	(.41)	(.26)
Distributions from net realized gain	(1.89)	(1.13)	(1.04)	(.71)	(.45)
Total distributions	(2.31)	(1.43)	(1.30) C	(1.12)	(.71)
Net asset value, end of period	$22.71	$30.05	$27.34	$24.35	$20.07
Total Return D,E	(17.69)%	15.46%	18.28%	27.49%	(9.30)%
Ratios to Average Net Assets B,F,G
Expenses before reductions H	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any H	-%	-%	-%	-%	-%
Expenses net of all reductions H	-%	-%	-%	-%	-%
Net investment income (loss)	1.68%	1.53%	1.20%	2.13%	1.30%
Supplemental Data
Net assets, end of period (000 omitted)	$18,619	$17,426	$17,852	$12,846	$7,977
Portfolio turnover rate I	49%	34%	55%	29%	27%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total distributions per share do not sum due to rounding.

D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount represents less than .005%.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Freedom 2035 Portfolio Service Class

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$29.96	$27.27	$24.30	$20.04	$22.84
Income from Investment Operations
Net investment income (loss) A,B	.38	.42	.26	.46	.27
Net realized and unrealized gain (loss)	(5.42)	3.67	3.99	4.90	(2.38)
Total from investment operations	(5.04)	4.09	4.25	5.36	(2.11)
Distributions from net investment income	(.40)	(.27)	(.25)	(.39)	(.25)
Distributions from net realized gain	(1.89)	(1.13)	(1.04)	(.71)	(.45)
Total distributions	(2.28) C	(1.40)	(1.28) C	(1.10)	(.69) C
Net asset value, end of period	$22.64	$29.96	$27.27	$24.30	$20.04
Total Return D,E	(17.75)%	15.32%	18.15%	27.33%	(9.36)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.10%	.10%	.10%	.10%	.10%
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%
Expenses net of all reductions	.10%	.10%	.10%	.10%	.10%
Net investment income (loss)	1.58%	1.43%	1.10%	2.03%	1.20%
Supplemental Data
Net assets, end of period (000 omitted)	$98,376	$82,275	$51,598	$30,573	$12,303
Portfolio turnover rate H	49%	34%	55%	29%	27%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total distributions per share do not sum due to rounding.

D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Freedom 2035 Portfolio Service Class 2

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$29.78	$27.11	$24.17	$19.94	$22.73
Income from Investment Operations
Net investment income (loss) A,B	.34	.37	.22	.42	.24
Net realized and unrealized gain (loss)	(5.38)	3.66	3.97	4.88	(2.37)
Total from investment operations	(5.04)	4.03	4.19	5.30	(2.13)
Distributions from net investment income	(.36)	(.23)	(.21)	(.36)	(.22)
Distributions from net realized gain	(1.89)	(1.13)	(1.04)	(.71)	(.45)
Total distributions	(2.25)	(1.36)	(1.25)	(1.07)	(.66) C
Net asset value, end of period	$22.49	$29.78	$27.11	$24.17	$19.94
Total Return D,E	(17.89)%	15.18%	17.96%	27.13%	(9.50)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25%	.25%
Expenses net of all reductions	.25%	.25%	.25%	.25%	.25%
Net investment income (loss)	1.43%	1.28%	.95%	1.88%	1.05%
Supplemental Data
Net assets, end of period (000 omitted)	$98,634	$113,228	$87,124	$71,380	$45,013
Portfolio turnover rate H	49%	34%	55%	29%	27%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total distributions per share do not sum due to rounding.

D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Freedom 2040 Portfolio℠
Investment Summary December 31, 2022 (Unaudited)
The information in the following table is based on the direct Investments of the Fund.
Top Holdings (% of Fund's net assets)

VIP Overseas Portfolio Initial Class	26.3
VIP Emerging Markets Portfolio Initial Class	13.7
VIP Growth Portfolio Initial Class	12.6
VIP Growth & Income Portfolio Initial Class	9.3
VIP Contrafund Portfolio Initial Class	8.0
VIP Equity-Income Portfolio Initial Class	7.2
Fidelity Long-Term Treasury Bond Index Fund	6.0
VIP Value Portfolio Initial Class	5.2
VIP Investment Grade Bond II Portfolio - Initial Class	2.7
VIP Value Strategies Portfolio Initial Class	2.6
93.6

Asset Allocation (% of Fund's net assets)

Percentages shown as 0.0% may reflect amounts less than 0.05%.

VIP Freedom 2040 Portfolio℠
Schedule of Investments December 31, 2022
Showing Percentage of Net Assets
Domestic Equity Funds - 47.2%
	Shares	Value ($)
VIP Contrafund Portfolio Initial Class (a)	428,567	16,234,102
VIP Equity-Income Portfolio Initial Class (a)	617,451	14,547,149
VIP Growth & Income Portfolio Initial Class (a)	783,680	18,823,995
VIP Growth Portfolio Initial Class (a)	356,519	25,494,691
VIP Mid Cap Portfolio Initial Class (a)	138,744	4,539,707
VIP Value Portfolio Initial Class (a)	626,952	10,488,907
VIP Value Strategies Portfolio Initial Class (a)	361,544	5,198,999
TOTAL DOMESTIC EQUITY FUNDS (Cost $87,033,848)		95,327,550

International Equity Funds - 40.0%
	Shares	Value ($)
VIP Emerging Markets Portfolio Initial Class (a)	2,799,664	27,632,686
VIP Overseas Portfolio Initial Class (a)	2,442,348	52,998,960
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $84,163,269)		80,631,646

Bond Funds - 12.1%
	Shares	Value ($)
Fidelity Inflation-Protected Bond Index Fund (a)	480,879	4,337,525
Fidelity International Bond Index Fund (a)	225,710	1,988,506
Fidelity Long-Term Treasury Bond Index Fund (a)	1,189,289	12,059,389
VIP High Income Portfolio Initial Class (a)	124,367	548,460
VIP Investment Grade Bond II Portfolio - Initial Class (a)	592,820	5,507,299
TOTAL BOND FUNDS (Cost $28,127,880)		24,441,179

Short-Term Funds - 0.7%
	Shares	Value ($)
VIP Government Money Market Portfolio Initial Class 4.01% (a)(b) (Cost $1,446,761)	1,446,761	1,446,761

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $200,771,758)	201,847,136
NET OTHER ASSETS (LIABILITIES) - 0.0%	(1,962)
NET ASSETS - 100.0%	201,845,174

Legend

(a)	Affiliated Fund
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.37%	824	-	824	1	-	-	-	0.0%
Total	824	-	824	1	-	-	-

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Inflation-Protected Bond Index Fund	4,151,241	2,920,681	1,989,220	360,916	(27,983)	(717,194)	4,337,525
Fidelity International Bond Index Fund	1,115,740	1,725,585	671,374	15,481	(35,729)	(145,716)	1,988,506
Fidelity Long-Term Treasury Bond Index Fund	7,821,260	10,511,950	2,804,513	264,870	(292,901)	(3,176,407)	12,059,389
VIP Contrafund Portfolio Initial Class	17,659,408	8,179,830	3,654,152	888,706	(320,416)	(5,630,568)	16,234,102
VIP Emerging Markets Portfolio Initial Class	30,903,098	14,742,296	11,103,694	523,218	(1,419,446)	(5,489,568)	27,632,686
VIP Equity-Income Portfolio Initial Class	18,678,220	5,681,900	7,965,966	779,100	(329,014)	(1,517,991)	14,547,149
VIP Government Money Market Portfolio Initial Class 4.01%	-	1,513,662	66,901	11,454	-	-	1,446,761
VIP Growth & Income Portfolio Initial Class	21,264,053	7,821,377	8,464,967	679,136	(147,593)	(1,648,875)	18,823,995
VIP Growth Portfolio Initial Class	18,060,762	18,722,932	4,555,876	1,532,612	(538,721)	(6,194,406)	25,494,691
VIP High Income Portfolio Initial Class	3,096,099	1,027,618	3,285,656	29,997	(251,692)	(37,909)	548,460
VIP Investment Grade Bond II Portfolio - Initial Class	-	7,284,263	1,583,981	67,164	(30,374)	(162,609)	5,507,299
VIP Investment Grade Bond Portfolio Initial Class	2,795,247	1,724,347	4,197,719	108,335	(307,844)	(14,031)	-
VIP Mid Cap Portfolio Initial Class	5,180,173	1,936,223	1,447,277	330,870	(103,800)	(1,025,612)	4,539,707
VIP Overseas Portfolio Initial Class	55,297,478	29,254,788	15,822,305	1,015,642	(1,329,611)	(14,401,390)	52,998,960
VIP Value Portfolio Initial Class	13,694,335	3,896,267	5,970,355	523,001	(236,030)	(895,310)	10,488,907
VIP Value Strategies Portfolio Initial Class	6,708,545	1,993,405	2,693,960	314,294	(112,063)	(696,928)	5,198,999
	206,425,659	118,937,124	76,277,916	7,444,796	(5,483,217)	(41,754,514)	201,847,136

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.
Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Domestic Equity Funds	95,327,550	95,327,550	-	-

International Equity Funds	80,631,646	80,631,646	-	-

Bond Funds	24,441,179	24,441,179	-	-

Short-Term Funds	1,446,761	1,446,761	-	-
Total Investments in Securities:	201,847,136	201,847,136	-	-
VIP Freedom 2040 Portfolio℠
Financial Statements
Statement of Assets and Liabilities
			December 31, 2022

Assets
Investment in securities, at value - See accompanying schedule:	$
Affiliated issuers (cost $200,771,758)		201,847,136

Total Investment in Securities (cost $200,771,758)			$201,847,136
Cash			1,282
Receivable for investments sold			3,056,709
Receivable for fund shares sold			230,566
Total assets			205,135,693
Liabilities
Payable for investments purchased		3,013,195
Payable for fund shares redeemed		259,579
Distribution and service plan fees payable		17,745
Total Liabilities			3,290,519
Net Assets			$201,845,174
Net Assets consist of:
Paid in capital			$202,795,403
Total accumulated earnings (loss)			(950,229)
Net Assets			$201,845,174

Net Asset Value and Maximum Offering Price
Initial Class :
Net Asset Value , offering price and redemption price per share ($41,855,887 ÷ 1,939,857 shares)			$21.58
Service Class :
Net Asset Value , offering price and redemption price per share ($124,508,254 ÷ 5,785,750 shares)			$21.52
Service Class 2 :
Net Asset Value , offering price and redemption price per share ($35,481,033 ÷ 1,657,290 shares)			$21.41
Statement of Operations
		Year ended December 31, 2022
Investment Income
Dividends:
Affiliated issuers		2,895,003
Income from Fidelity Central Funds		1
Total Income		2,895,004
Expenses
Distribution and service plan fees	206,338
Independent trustees' fees and expenses	622
Total expenses before reductions	206,960
Expense reductions	(7)
Total expenses after reductions		206,953
Net Investment income (loss)		2,688,051
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Affiliated issuers	(5,483,217)
Capital gain distributions from underlying funds:
Affiliated issuers	4,549,793
Total net realized gain (loss)		(933,424)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Affiliated issuers	(41,754,514)
Total change in net unrealized appreciation (depreciation)		(41,754,514)
Net gain (loss)		(42,687,938)
Net increase (decrease) in net assets resulting from operations		$(39,999,887)
Statement of Changes in Net Assets

	Year ended December 31, 2022	Year ended December 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,688,051	$2,433,295
Net realized gain (loss)	(933,424)	17,910,268
Change in net unrealized appreciation (depreciation)	(41,754,514)	8,109,146
Net increase (decrease) in net assets resulting from operations	(39,999,887)	28,452,709
Distributions to shareholders	(18,183,869)	(9,012,010)
Share transactions - net increase (decrease)	53,620,006	36,426,608
Total increase (decrease) in net assets	(4,563,750)	55,867,307

Net Assets
Beginning of period	206,408,924	150,541,617
End of period	$201,845,174	$206,408,924

Financial Highlights
VIP Freedom 2040 Portfolio Initial Class

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$29.04	$25.96	$23.08	$18.94	$21.76
Income from Investment Operations
Net investment income (loss) A,B	.34	.41	.24	.40	.27
Net realized and unrealized gain (loss)	(5.31)	4.11	4.02	4.88	(2.39)
Total from investment operations	(4.97)	4.52	4.26	5.28	(2.12)
Distributions from net investment income	(.39)	(.26)	(.23)	(.39)	(.25)
Distributions from net realized gain	(2.10)	(1.18)	(1.16)	(.75)	(.45)
Total distributions	(2.49)	(1.44)	(1.38) C	(1.14)	(.70)
Net asset value, end of period	$21.58	$29.04	$25.96	$23.08	$18.94
Total Return D,E	(18.22)%	17.83%	19.28%	28.52%	(9.88)%
Ratios to Average Net Assets B,F,G
Expenses before reductions H	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any H	-%	-%	-%	-%	-%
Expenses net of all reductions H	-%	-%	-%	-%	-%
Net investment income (loss)	1.49%	1.45%	1.07%	1.86%	1.26%
Supplemental Data
Net assets, end of period (000 omitted)	$41,856	$45,822	$34,365	$27,284	$19,652
Portfolio turnover rate I	39%	32%	49%	36%	39%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total distributions per share do not sum due to rounding.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount represents less than .005%.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Freedom 2040 Portfolio Service Class

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$28.97	$25.91	$23.04	$18.91	$21.72
Income from Investment Operations
Net investment income (loss) A,B	.32	.38	.21	.37	.25
Net realized and unrealized gain (loss)	(5.30)	4.10	4.02	4.88	(2.38)
Total from investment operations	(4.98)	4.48	4.23	5.25	(2.13)
Distributions from net investment income	(.37)	(.24)	(.21)	(.37)	(.23)
Distributions from net realized gain	(2.10)	(1.18)	(1.16)	(.75)	(.45)
Total distributions	(2.47)	(1.42)	(1.36) C	(1.12)	(.68)
Net asset value, end of period	$21.52	$28.97	$25.91	$23.04	$18.91
Total Return D,E	(18.30)%	17.68%	19.16%	28.39%	(9.94)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.10%	.10%	.10%	.10%	.10%
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%
Expenses net of all reductions	.10%	.10%	.10%	.10%	.10%
Net investment income (loss)	1.39%	1.35%	.97%	1.76%	1.16%
Supplemental Data
Net assets, end of period (000 omitted)	$124,508	$119,062	$85,197	$63,170	$48,429
Portfolio turnover rate H	39%	32%	49%	36%	39%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total distributions per share do not sum due to rounding.

D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Freedom 2040 Portfolio Service Class 2

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$28.83	$25.80	$22.95	$18.84	$21.65
Income from Investment Operations
Net investment income (loss) A,B	.28	.33	.18	.34	.22
Net realized and unrealized gain (loss)	(5.26)	4.08	4.00	4.86	(2.38)
Total from investment operations	(4.98)	4.41	4.18	5.20	(2.16)
Distributions from net investment income	(.33)	(.20)	(.17)	(.34)	(.20)
Distributions from net realized gain	(2.10)	(1.18)	(1.15)	(.75)	(.45)
Total distributions	(2.44) C	(1.38)	(1.33) C	(1.09)	(.65)
Net asset value, end of period	$21.41	$28.83	$25.80	$22.95	$18.84
Total Return D,E	(18.41)%	17.50%	18.99%	28.23%	(10.12)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25%	.25%
Expenses net of all reductions	.25%	.25%	.25%	.25%	.25%
Net investment income (loss)	1.24%	1.20%	.82%	1.61%	1.01%
Supplemental Data
Net assets, end of period (000 omitted)	$35,481	$41,525	$30,980	$23,721	$15,391
Portfolio turnover rate H	39%	32%	49%	36%	39%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total distributions per share do not sum due to rounding.

D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Freedom 2045 Portfolio℠
Investment Summary December 31, 2022 (Unaudited)
The information in the following table is based on the direct Investments of the Fund.
Top Holdings (% of Fund's net assets)

VIP Overseas Portfolio Initial Class	26.9
VIP Emerging Markets Portfolio Initial Class	14.0
VIP Growth Portfolio Initial Class	13.0
VIP Growth & Income Portfolio Initial Class	9.6
VIP Contrafund Portfolio Initial Class	8.3
VIP Equity-Income Portfolio Initial Class	7.4
Fidelity Long-Term Treasury Bond Index Fund	6.0
VIP Value Portfolio Initial Class	5.3
VIP Value Strategies Portfolio Initial Class	2.7
VIP Mid Cap Portfolio Initial Class	2.3
95.5

Asset Allocation (% of Fund's net assets)

Percentages shown as 0.0% may reflect amounts less than 0.05%.

VIP Freedom 2045 Portfolio℠
Schedule of Investments December 31, 2022
Showing Percentage of Net Assets
Domestic Equity Funds - 48.6%
	Shares	Value ($)
VIP Contrafund Portfolio Initial Class (a)	228,346	8,649,739
VIP Equity-Income Portfolio Initial Class (a)	328,986	7,750,902
VIP Growth & Income Portfolio Initial Class (a)	417,555	10,029,666
VIP Growth Portfolio Initial Class (a)	189,959	13,583,940
VIP Mid Cap Portfolio Initial Class (a)	73,925	2,418,825
VIP Value Portfolio Initial Class (a)	334,049	5,588,640
VIP Value Strategies Portfolio Initial Class (a)	192,636	2,770,104
TOTAL DOMESTIC EQUITY FUNDS (Cost $47,418,002)		50,791,816

International Equity Funds - 40.9%
	Shares	Value ($)
VIP Emerging Markets Portfolio Initial Class (a)	1,476,730	14,575,329
VIP Overseas Portfolio Initial Class (a)	1,295,515	28,112,666
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $44,717,321)		42,687,995

Bond Funds - 9.8%
	Shares	Value ($)
Fidelity Inflation-Protected Bond Index Fund (a)	248,762	2,243,834
Fidelity International Bond Index Fund (a)	65,527	577,290
Fidelity Long-Term Treasury Bond Index Fund (a)	615,257	6,238,707
VIP High Income Portfolio Initial Class (a)	64,336	283,720
VIP Investment Grade Bond II Portfolio - Initial Class (a)	90,138	837,385
TOTAL BOND FUNDS (Cost $11,980,782)		10,180,936

Short-Term Funds - 0.7%
	Shares	Value ($)
VIP Government Money Market Portfolio Initial Class 4.01% (a)(b) (Cost $748,462)	748,462	748,462

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $104,864,567)	104,409,209
NET OTHER ASSETS (LIABILITIES) - 0.0%	(7,418)
NET ASSETS - 100.0%	104,401,791

Legend

(a)	Affiliated Fund
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Inflation-Protected Bond Index Fund	2,161,858	1,563,179	1,092,796	192,238	(16,732)	(371,675)	2,243,834
Fidelity International Bond Index Fund	538,081	507,221	397,035	5,236	(22,175)	(48,802)	577,290
Fidelity Long-Term Treasury Bond Index Fund	4,073,020	5,551,866	1,583,450	138,820	(181,805)	(1,620,924)	6,238,707
VIP Contrafund Portfolio Initial Class	9,246,885	4,532,569	1,979,180	482,366	(239,985)	(2,910,550)	8,649,739
VIP Emerging Markets Portfolio Initial Class	16,147,255	8,043,414	6,000,349	282,185	(877,890)	(2,737,101)	14,575,329
VIP Equity-Income Portfolio Initial Class	9,780,201	3,051,273	4,095,815	423,197	(171,423)	(813,334)	7,750,902
VIP Government Money Market Portfolio Initial Class 4.01%	-	794,880	46,418	6,016	-	-	748,462
VIP Growth & Income Portfolio Initial Class	11,134,256	4,216,903	4,365,525	368,852	(73,403)	(882,565)	10,029,666
VIP Growth Portfolio Initial Class	9,457,011	10,205,538	2,512,648	829,098	(362,982)	(3,202,979)	13,583,940
VIP High Income Portfolio Initial Class	1,612,399	545,285	1,722,456	15,883	(132,509)	(18,999)	283,720
VIP Investment Grade Bond II Portfolio - Initial Class	-	1,887,079	1,040,590	4,427	(1,723)	(7,381)	837,385
VIP Investment Grade Bond Portfolio Initial Class	1,024,783	630,305	1,565,044	32,164	(79,721)	(10,323)	-
VIP Mid Cap Portfolio Initial Class	2,712,422	1,072,543	770,364	178,740	(51,741)	(544,035)	2,418,825
VIP Overseas Portfolio Initial Class	28,925,248	15,940,722	8,511,731	546,358	(893,723)	(7,347,850)	28,112,666
VIP Value Portfolio Initial Class	7,170,600	2,125,530	3,108,731	282,600	(124,135)	(474,624)	5,588,640
VIP Value Strategies Portfolio Initial Class	3,512,688	1,097,026	1,410,952	170,323	(56,931)	(371,727)	2,770,104
	107,496,707	61,765,333	40,203,084	3,958,503	(3,286,878)	(21,362,869)	104,409,209

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.
Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Domestic Equity Funds	50,791,816	50,791,816	-	-

International Equity Funds	42,687,995	42,687,995	-	-

Bond Funds	10,180,936	10,180,936	-	-

Short-Term Funds	748,462	748,462	-	-
Total Investments in Securities:	104,409,209	104,409,209	-	-
VIP Freedom 2045 Portfolio℠
Financial Statements
Statement of Assets and Liabilities
			December 31, 2022

Assets
Investment in securities, at value - See accompanying schedule:	$
Affiliated issuers (cost $104,864,567)		104,409,209

Total Investment in Securities (cost $104,864,567)			$104,409,209
Cash			901
Receivable for investments sold			1,633,578
Receivable for fund shares sold			93,752
Total assets			106,137,440
Liabilities
Payable for investments purchased		1,655,698
Payable for fund shares redeemed		62,417
Distribution and service plan fees payable		17,534
Total Liabilities			1,735,649
Net Assets			$104,401,791
Net Assets consist of:
Paid in capital			$106,321,443
Total accumulated earnings (loss)			(1,919,652)
Net Assets			$104,401,791

Net Asset Value and Maximum Offering Price
Initial Class :
Net Asset Value , offering price and redemption price per share ($7,366,203 ÷ 338,591 shares)			$21.76
Service Class :
Net Asset Value , offering price and redemption price per share ($23,627,669 ÷ 1,089,279 shares)			$21.69
Service Class 2 :
Net Asset Value , offering price and redemption price per share ($73,407,919 ÷ 3,403,847 shares)			$21.57
Statement of Operations
		Year ended December 31, 2022
Investment Income
Dividends:
Affiliated issuers		1,524,843
Expenses
Distribution and service plan fees	202,520
Independent trustees' fees and expenses	325
Total expenses before reductions	202,845
Expense reductions	(6)
Total expenses after reductions		202,839
Net Investment income (loss)		1,322,004
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Affiliated issuers	(3,286,878)
Capital gain distributions from underlying funds:
Affiliated issuers	2,433,660
Total net realized gain (loss)		(853,218)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Affiliated issuers	(21,362,869)
Total change in net unrealized appreciation (depreciation)		(21,362,869)
Net gain (loss)		(22,216,087)
Net increase (decrease) in net assets resulting from operations		$(20,894,083)
Statement of Changes in Net Assets

	Year ended December 31, 2022	Year ended December 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,322,004	$1,174,437
Net realized gain (loss)	(853,218)	9,616,862
Change in net unrealized appreciation (depreciation)	(21,362,869)	4,313,289
Net increase (decrease) in net assets resulting from operations	(20,894,083)	15,104,588
Distributions to shareholders	(9,640,257)	(4,377,051)
Share transactions - net increase (decrease)	27,456,282	15,022,841
Total increase (decrease) in net assets	(3,078,058)	25,750,378

Net Assets
Beginning of period	107,479,849	81,729,471
End of period	$104,401,791	$107,479,849

Financial Highlights
VIP Freedom 2045 Portfolio Initial Class

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$29.30	$26.09	$23.08	$18.91	$21.64
Income from Investment Operations
Net investment income (loss) A,B	.34	.40	.25	.43	.27
Net realized and unrealized gain (loss)	(5.35)	4.16	4.03	4.85	(2.39)
Total from investment operations	(5.01)	4.56	4.28	5.28	(2.12)
Distributions from net investment income	(.38)	(.27)	(.22)	(.37)	(.25)
Distributions from net realized gain	(2.15)	(1.08)	(1.05)	(.74)	(.37)
Total distributions	(2.53)	(1.35)	(1.27)	(1.11)	(.61) C
Net asset value, end of period	$21.76	$29.30	$26.09	$23.08	$18.91
Total Return D,E	(18.21)%	17.83%	19.27%	28.57%	(9.89)%
Ratios to Average Net Assets B,F,G
Expenses before reductions H	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any H	-%	-%	-%	-%	-%
Expenses net of all reductions H	-%	-%	-%	-%	-%
Net investment income (loss)	1.50%	1.42%	1.12%	2.01%	1.25%
Supplemental Data
Net assets, end of period (000 omitted)	$7,366	$6,866	$5,282	$3,686	$2,583
Portfolio turnover rate I	39%	29%	38%	25%	42%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total distributions per share do not sum due to rounding.

D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount represents less than .005%.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Freedom 2045 Portfolio Service Class

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$29.22	$26.03	$23.03	$18.88	$21.61
Income from Investment Operations
Net investment income (loss) A,B	.32	.37	.23	.41	.24
Net realized and unrealized gain (loss)	(5.34)	4.14	4.02	4.83	(2.37)
Total from investment operations	(5.02)	4.51	4.25	5.24	(2.13)
Distributions from net investment income	(.36)	(.24)	(.21)	(.35)	(.23)
Distributions from net realized gain	(2.15)	(1.08)	(1.05)	(.74)	(.37)
Total distributions	(2.51)	(1.32)	(1.25) C	(1.09)	(.60)
Net asset value, end of period	$21.69	$29.22	$26.03	$23.03	$18.88
Total Return D,E	(18.30)%	17.69%	19.18%	28.40%	(9.97)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.10%	.10%	.10%	.10%	.10%
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%
Expenses net of all reductions	.10%	.10%	.10%	.10%	.10%
Net investment income (loss)	1.40%	1.32%	1.02%	1.91%	1.15%
Supplemental Data
Net assets, end of period (000 omitted)	$23,628	$22,218	$13,322	$7,345	$3,900
Portfolio turnover rate H	39%	29%	38%	25%	42%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total distributions per share do not sum due to rounding.

D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Freedom 2045 Portfolio Service Class 2

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$29.07	$25.90	$22.93	$18.80	$21.52
Income from Investment Operations
Net investment income (loss) A,B	.28	.33	.19	.37	.21
Net realized and unrealized gain (loss)	(5.30)	4.12	4.00	4.82	(2.37)
Total from investment operations	(5.02)	4.45	4.19	5.19	(2.16)
Distributions from net investment income	(.33)	(.20)	(.17)	(.33)	(.20)
Distributions from net realized gain	(2.15)	(1.08)	(1.05)	(.74)	(.37)
Total distributions	(2.48)	(1.28)	(1.22)	(1.06) C	(.56) C
Net asset value, end of period	$21.57	$29.07	$25.90	$22.93	$18.80
Total Return D,E	(18.42)%	17.53%	18.97%	28.25%	(10.13)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25%	.25%
Expenses net of all reductions	.25%	.25%	.25%	.25%	.25%
Net investment income (loss)	1.25%	1.17%	.87%	1.76%	1.00%
Supplemental Data
Net assets, end of period (000 omitted)	$73,408	$78,396	$63,126	$45,871	$28,298
Portfolio turnover rate H	39%	29%	38%	25%	42%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total distributions per share do not sum due to rounding.

D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Freedom 2050 Portfolio℠
Investment Summary December 31, 2022 (Unaudited)
The information in the following table is based on the direct Investments of the Fund.
Top Holdings (% of Fund's net assets)

VIP Overseas Portfolio Initial Class	26.9
VIP Emerging Markets Portfolio Initial Class	14.0
VIP Growth Portfolio Initial Class	13.0
VIP Growth & Income Portfolio Initial Class	9.6
VIP Contrafund Portfolio Initial Class	8.3
VIP Equity-Income Portfolio Initial Class	7.4
Fidelity Long-Term Treasury Bond Index Fund	6.0
VIP Value Portfolio Initial Class	5.3
VIP Value Strategies Portfolio Initial Class	2.7
VIP Mid Cap Portfolio Initial Class	2.3
95.5

Asset Allocation (% of Fund's net assets)

Percentages shown as 0.0% may reflect amounts less than 0.05%.

VIP Freedom 2050 Portfolio℠
Schedule of Investments December 31, 2022
Showing Percentage of Net Assets
Domestic Equity Funds - 48.6%
	Shares	Value ($)
VIP Contrafund Portfolio Initial Class (a)	208,691	7,905,227
VIP Equity-Income Portfolio Initial Class (a)	300,672	7,083,821
VIP Growth & Income Portfolio Initial Class (a)	381,613	9,166,352
VIP Growth Portfolio Initial Class (a)	173,605	12,414,508
VIP Mid Cap Portfolio Initial Class (a)	67,563	2,210,656
VIP Value Portfolio Initial Class (a)	305,299	5,107,647
VIP Value Strategies Portfolio Initial Class (a)	176,058	2,531,710
TOTAL DOMESTIC EQUITY FUNDS (Cost $43,848,407)		46,419,921

International Equity Funds - 40.9%
	Shares	Value ($)
VIP Emerging Markets Portfolio Initial Class (a)	1,349,663	13,321,170
VIP Overseas Portfolio Initial Class (a)	1,184,038	25,693,626
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $41,579,981)		39,014,796

Bond Funds - 9.8%
	Shares	Value ($)
Fidelity Inflation-Protected Bond Index Fund (a)	227,350	2,050,699
Fidelity International Bond Index Fund (a)	59,886	527,600
Fidelity Long-Term Treasury Bond Index Fund (a)	562,280	5,701,520
VIP High Income Portfolio Initial Class (a)	58,798	259,298
VIP Investment Grade Bond II Portfolio - Initial Class (a)	82,381	765,323
TOTAL BOND FUNDS (Cost $10,921,296)		9,304,440

Short-Term Funds - 0.7%
	Shares	Value ($)
VIP Government Money Market Portfolio Initial Class 4.01% (a)(b) (Cost $683,991)	683,991	683,991

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $97,033,675)	95,423,148
NET OTHER ASSETS (LIABILITIES) - 0.0%	(3,487)
NET ASSETS - 100.0%	95,419,661

Legend

(a)	Affiliated Fund
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Inflation-Protected Bond Index Fund	1,951,188	1,391,787	944,423	171,560	(15,332)	(332,521)	2,050,699
Fidelity International Bond Index Fund	485,638	449,188	343,686	4,681	(19,221)	(44,319)	527,600
Fidelity Long-Term Treasury Bond Index Fund	3,676,148	4,961,098	1,318,876	124,125	(146,367)	(1,470,483)	5,701,520
VIP Contrafund Portfolio Initial Class	8,345,650	3,990,401	1,605,333	431,738	(152,518)	(2,672,973)	7,905,227
VIP Emerging Markets Portfolio Initial Class	14,573,282	7,018,039	5,012,969	252,519	(671,270)	(2,585,912)	13,321,170
VIP Equity-Income Portfolio Initial Class	8,826,950	2,808,817	3,676,544	378,854	(192,285)	(683,117)	7,083,821
VIP Government Money Market Portfolio Initial Class 4.01%	-	714,600	30,609	5,383	-	-	683,991
VIP Growth & Income Portfolio Initial Class	10,048,982	3,863,704	3,899,408	330,199	(57,476)	(789,450)	9,166,352
VIP Growth Portfolio Initial Class	8,535,341	9,105,389	2,027,416	742,070	(253,652)	(2,945,154)	12,414,508
VIP High Income Portfolio Initial Class	1,455,253	464,645	1,524,202	14,217	(117,500)	(18,898)	259,298
VIP Investment Grade Bond II Portfolio - Initial Class	-	1,685,598	912,082	3,932	(1,348)	(6,845)	765,323
VIP Investment Grade Bond Portfolio Initial Class	924,917	578,315	1,422,175	28,906	(74,377)	(6,680)	-
VIP Mid Cap Portfolio Initial Class	2,448,058	950,668	653,800	160,190	(47,157)	(487,113)	2,210,656
VIP Overseas Portfolio Initial Class	26,106,477	13,980,003	7,000,763	489,754	(723,371)	(6,668,720)	25,693,626
VIP Value Portfolio Initial Class	6,471,684	1,953,846	2,785,327	253,284	(134,310)	(398,246)	5,107,647
VIP Value Strategies Portfolio Initial Class	3,170,293	997,756	1,254,570	152,561	(57,029)	(324,740)	2,531,710
	97,019,861	54,913,854	34,412,183	3,543,973	(2,663,213)	(19,435,171)	95,423,148

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.
Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Domestic Equity Funds	46,419,921	46,419,921	-	-

International Equity Funds	39,014,796	39,014,796	-	-

Bond Funds	9,304,440	9,304,440	-	-

Short-Term Funds	683,991	683,991	-	-
Total Investments in Securities:	95,423,148	95,423,148	-	-
VIP Freedom 2050 Portfolio℠
Financial Statements
Statement of Assets and Liabilities
			December 31, 2022

Assets
Investment in securities, at value - See accompanying schedule:	$
Affiliated issuers (cost $97,033,675)		95,423,148

Total Investment in Securities (cost $97,033,675)			$95,423,148
Cash			617
Receivable for investments sold			1,417,453
Receivable for fund shares sold			282,686
Total assets			97,123,904
Liabilities
Payable for investments purchased		1,654,769
Payable for fund shares redeemed		37,214
Distribution and service plan fees payable		12,260
Total Liabilities			1,704,243
Net Assets			$95,419,661
Net Assets consist of:
Paid in capital			$98,343,192
Total accumulated earnings (loss)			(2,923,531)
Net Assets			$95,419,661

Net Asset Value and Maximum Offering Price
Initial Class :
Net Asset Value , offering price and redemption price per share ($17,775,181 ÷ 905,117 shares)			$19.64
Service Class :
Net Asset Value , offering price and redemption price per share ($31,042,108 ÷ 1,585,691 shares)			$19.58
Service Class 2 :
Net Asset Value , offering price and redemption price per share ($46,602,372 ÷ 2,391,713 shares)			$19.48
Statement of Operations
		Year ended December 31, 2022
Investment Income
Dividends:
Affiliated issuers		1,364,056
Expenses
Distribution and service plan fees	139,711
Independent trustees' fees and expenses	292
Total expenses before reductions	140,003
Expense reductions	(4)
Total expenses after reductions		139,999
Net Investment income (loss)		1,224,057
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Affiliated issuers	(2,663,213)
Capital gain distributions from underlying funds:
Affiliated issuers	2,179,917
Total net realized gain (loss)		(483,296)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Affiliated issuers	(19,435,171)
Total change in net unrealized appreciation (depreciation)		(19,435,171)
Net gain (loss)		(19,918,467)
Net increase (decrease) in net assets resulting from operations		$(18,694,410)
Statement of Changes in Net Assets

	Year ended December 31, 2022	Year ended December 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,224,057	$1,111,937
Net realized gain (loss)	(483,296)	8,350,953
Change in net unrealized appreciation (depreciation)	(19,435,171)	3,543,714
Net increase (decrease) in net assets resulting from operations	(18,694,410)	13,006,604
Distributions to shareholders	(8,386,812)	(3,806,546)
Share transactions - net increase (decrease)	25,492,667	19,315,048
Total increase (decrease) in net assets	(1,588,555)	28,515,106

Net Assets
Beginning of period	97,008,216	68,493,110
End of period	$95,419,661	$97,008,216

Financial Highlights
VIP Freedom 2050 Portfolio Initial Class

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$26.36	$23.45	$20.68	$16.88	$19.50
Income from Investment Operations
Net investment income (loss) A,B	.31	.38	.22	.37	.26
Net realized and unrealized gain (loss)	(4.83)	3.72	3.63	4.36	(2.15)
Total from investment operations	(4.52)	4.10	3.85	4.73	(1.89)
Distributions from net investment income	(.35)	(.24)	(.20)	(.34)	(.21)
Distributions from net realized gain	(1.85)	(.95)	(.88)	(.59)	(.52)
Total distributions	(2.20)	(1.19)	(1.08)	(.93)	(.73)
Net asset value, end of period	$19.64	$26.36	$23.45	$20.68	$16.88
Total Return C,D	(18.22)%	17.83%	19.28%	28.51%	(9.89)%
Ratios to Average Net Assets B,E,F
Expenses before reductions G	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any G	-%	-%	-%	-%	-%
Expenses net of all reductions G	-%	-%	-%	-%	-%
Net investment income (loss)	1.50%	1.48%	1.08%	1.96%	1.35%
Supplemental Data
Net assets, end of period (000 omitted)	$17,775	$19,102	$13,644	$10,317	$7,056
Portfolio turnover rate H	38%	30%	43%	30%	111%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

G Amount represents less than .005%.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Freedom 2050 Portfolio Service Class

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$26.29	$23.39	$20.63	$16.84	$19.47
Income from Investment Operations
Net investment income (loss) A,B	.29	.35	.20	.35	.24
Net realized and unrealized gain (loss)	(4.82)	3.72	3.62	4.35	(2.15)
Total from investment operations	(4.53)	4.07	3.82	4.70	(1.91)
Distributions from net investment income	(.33)	(.22)	(.18)	(.32)	(.20)
Distributions from net realized gain	(1.85)	(.95)	(.88)	(.59)	(.52)
Total distributions	(2.18)	(1.17)	(1.06)	(.91)	(.72)
Net asset value, end of period	$19.58	$26.29	$23.39	$20.63	$16.84
Total Return C,D	(18.31)%	17.73%	19.17%	28.39%	(10.03)%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.10%	.10%	.10%	.10%	.10%
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%
Expenses net of all reductions	.10%	.10%	.10%	.10%	.10%
Net investment income (loss)	1.40%	1.38%	.98%	1.86%	1.25%
Supplemental Data
Net assets, end of period (000 omitted)	$31,042	$30,244	$21,593	$14,242	$10,203
Portfolio turnover rate G	38%	30%	43%	30%	111%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Freedom 2050 Portfolio Service Class 2

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$26.18	$23.31	$20.57	$16.80	$19.42
Income from Investment Operations
Net investment income (loss) A,B	.26	.31	.17	.32	.21
Net realized and unrealized gain (loss)	(4.81)	3.69	3.60	4.34	(2.13)
Total from investment operations	(4.55)	4.00	3.77	4.66	(1.92)
Distributions from net investment income	(.30)	(.18)	(.15)	(.30)	(.18)
Distributions from net realized gain	(1.85)	(.95)	(.88)	(.59)	(.52)
Total distributions	(2.15)	(1.13)	(1.03)	(.89)	(.70)
Net asset value, end of period	$19.48	$26.18	$23.31	$20.57	$16.80
Total Return C,D	(18.47)%	17.51%	18.99%	28.22%	(10.13)%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25%	.25%
Expenses net of all reductions	.25%	.25%	.25%	.25%	.25%
Net investment income (loss)	1.25%	1.23%	.83%	1.71%	1.10%
Supplemental Data
Net assets, end of period (000 omitted)	$46,602	$47,661	$33,256	$20,551	$10,262
Portfolio turnover rate G	38%	30%	43%	30%	111%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Freedom 2055 Portfolio℠
Investment Summary December 31, 2022 (Unaudited)
The information in the following table is based on the direct Investments of the Fund.
Top Holdings (% of Fund's net assets)

VIP Overseas Portfolio Initial Class	26.9
VIP Emerging Markets Portfolio Initial Class	14.0
VIP Growth Portfolio Initial Class	13.0
VIP Growth & Income Portfolio Initial Class	9.6
VIP Contrafund Portfolio Initial Class	8.3
VIP Equity-Income Portfolio Initial Class	7.4
Fidelity Long-Term Treasury Bond Index Fund	6.0
VIP Value Portfolio Initial Class	5.3
VIP Value Strategies Portfolio Initial Class	2.7
VIP Mid Cap Portfolio Initial Class	2.3
95.5

Asset Allocation (% of Fund's net assets)

Percentages shown as 0.0% may reflect amounts less than 0.05%.

VIP Freedom 2055 Portfolio℠
Schedule of Investments December 31, 2022
Showing Percentage of Net Assets
Domestic Equity Funds - 48.6%
	Shares	Value ($)
VIP Contrafund Portfolio Initial Class (a)	14,678	555,988
VIP Equity-Income Portfolio Initial Class (a)	21,147	498,232
VIP Growth & Income Portfolio Initial Class (a)	26,839	644,681
VIP Growth Portfolio Initial Class (a)	12,209	873,086
VIP Mid Cap Portfolio Initial Class (a)	4,752	155,484
VIP Value Portfolio Initial Class (a)	21,473	359,239
VIP Value Strategies Portfolio Initial Class (a)	12,383	178,065
TOTAL DOMESTIC EQUITY FUNDS (Cost $3,370,471)		3,264,775

International Equity Funds - 40.9%
	Shares	Value ($)
VIP Emerging Markets Portfolio Initial Class (a)	94,926	936,922
VIP Overseas Portfolio Initial Class (a)	83,277	1,807,101
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $3,068,188)		2,744,023

Bond Funds - 9.8%
	Shares	Value ($)
Fidelity Inflation-Protected Bond Index Fund (a)	15,990	144,228
Fidelity International Bond Index Fund (a)	4,212	37,107
Fidelity Long-Term Treasury Bond Index Fund (a)	39,545	400,988
VIP High Income Portfolio Initial Class (a)	4,135	18,237
VIP Investment Grade Bond II Portfolio - Initial Class (a)	5,794	53,827
TOTAL BOND FUNDS (Cost $753,574)		654,387

Short-Term Funds - 0.7%
	Shares	Value ($)
VIP Government Money Market Portfolio Initial Class 4.01% (a)(b) (Cost $48,104)	48,104	48,104

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $7,240,337)	6,711,289
NET OTHER ASSETS (LIABILITIES) - 0.0%	(391)
NET ASSETS - 100.0%	6,710,898

Legend

(a)	Affiliated Fund
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Inflation-Protected Bond Index Fund	114,909	133,132	80,254	11,880	(2,369)	(21,190)	144,228
Fidelity International Bond Index Fund	28,599	41,524	28,860	311	(1,769)	(2,387)	37,107
Fidelity Long-Term Treasury Bond Index Fund	216,499	439,791	149,553	8,287	(25,028)	(80,721)	400,988
VIP Contrafund Portfolio Initial Class	491,432	445,888	202,722	29,196	(30,279)	(148,331)	555,988
VIP Emerging Markets Portfolio Initial Class	858,167	818,243	535,321	17,499	(83,882)	(120,285)	936,922
VIP Equity-Income Portfolio Initial Class	519,799	362,078	324,987	26,175	(15,630)	(43,028)	498,232
VIP Government Money Market Portfolio Initial Class 4.01%	-	52,531	4,427	367	-	-	48,104
VIP Growth & Income Portfolio Initial Class	591,747	465,683	355,155	22,743	(12,694)	(44,900)	644,681
VIP Growth Portfolio Initial Class	502,599	840,448	265,828	47,689	(37,452)	(166,681)	873,086
VIP High Income Portfolio Initial Class	85,698	48,354	107,374	981	(7,510)	(931)	18,237
VIP Investment Grade Bond II Portfolio - Initial Class	-	113,024	58,612	272	(86)	(499)	53,827
VIP Investment Grade Bond Portfolio Initial Class	54,468	38,876	88,412	1,775	(5,172)	240	-
VIP Mid Cap Portfolio Initial Class	144,164	115,969	70,816	10,668	(7,620)	(26,213)	155,484
VIP Overseas Portfolio Initial Class	1,537,470	1,577,476	846,524	32,377	(94,545)	(366,776)	1,807,101
VIP Value Portfolio Initial Class	381,102	258,571	242,782	16,908	(11,815)	(25,837)	359,239
VIP Value Strategies Portfolio Initial Class	186,691	130,461	112,809	10,367	(6,050)	(20,228)	178,065
	5,713,344	5,882,049	3,474,436	237,495	(341,901)	(1,067,767)	6,711,289

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.
Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Domestic Equity Funds	3,264,775	3,264,775	-	-

International Equity Funds	2,744,023	2,744,023	-	-

Bond Funds	654,387	654,387	-	-

Short-Term Funds	48,104	48,104	-	-
Total Investments in Securities:	6,711,289	6,711,289	-	-
VIP Freedom 2055 Portfolio℠
Financial Statements
Statement of Assets and Liabilities
			December 31, 2022

Assets
Investment in securities, at value - See accompanying schedule:	$
Affiliated issuers (cost $7,240,337)		6,711,289

Total Investment in Securities (cost $7,240,337)			$6,711,289
Cash			16
Receivable for investments sold			87,073
Receivable for fund shares sold			37,718
Total assets			6,836,096
Liabilities
Payable for investments purchased		116,445
Payable for fund shares redeemed		7,811
Distribution and service plan fees payable		942
Total Liabilities			125,198
Net Assets			$6,710,898
Net Assets consist of:
Paid in capital			$7,475,847
Total accumulated earnings (loss)			(764,949)
Net Assets			$6,710,898

Net Asset Value and Maximum Offering Price
Initial Class :
Net Asset Value , offering price and redemption price per share ($745,561 ÷ 68,135 shares)			$10.94
Service Class :
Net Asset Value , offering price and redemption price per share ($2,306,284 ÷ 210,926 shares)			$10.93
Service Class 2 :
Net Asset Value , offering price and redemption price per share ($3,659,053 ÷ 335,345 shares)			$10.91
Statement of Operations
		Year ended December 31, 2022
Investment Income
Dividends:
Affiliated issuers		93,915
Expenses
Distribution and service plan fees	9,699
Independent trustees' fees and expenses	19
Total Expenses		9,718
Net Investment income (loss)		84,197
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Affiliated issuers	(341,901)
Capital gain distributions from underlying funds:
Affiliated issuers	143,580
Total net realized gain (loss)		(198,321)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Affiliated issuers	(1,067,767)
Total change in net unrealized appreciation (depreciation)		(1,067,767)
Net gain (loss)		(1,266,088)
Net increase (decrease) in net assets resulting from operations		$(1,181,891)
Statement of Changes in Net Assets

	Year ended December 31, 2022	Year ended December 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$84,197	$61,529
Net realized gain (loss)	(198,321)	420,907
Change in net unrealized appreciation (depreciation)	(1,067,767)	124,786
Net increase (decrease) in net assets resulting from operations	(1,181,891)	607,222
Distributions to shareholders	(373,119)	(235,468)
Share transactions - net increase (decrease)	2,553,281	2,923,390
Total increase (decrease) in net assets	998,271	3,295,144

Net Assets
Beginning of period	5,712,627	2,417,483
End of period	$6,710,898	$5,712,627

Financial Highlights
VIP Freedom 2055 Portfolio Initial Class

Years ended December 31,	2022	2021	2020	2019 A
Selected Per-Share Data
Net asset value, beginning of period	$14.28	$12.67	$10.98	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.18	.23	.12	.16
Net realized and unrealized gain (loss)	(2.69)	2.02	1.99	1.02
Total from investment operations	(2.51)	2.25	2.11	1.18
Distributions from net investment income	(.16)	(.17)	(.10)	(.15)
Distributions from net realized gain	(.67)	(.46)	(.32)	(.06)
Total distributions	(.83)	(.64) D	(.42)	(.20) D
Net asset value, end of period	$10.94	$14.28	$12.67	$10.98
Total Return E,F	(18.26)%	17.79%	19.28%	11.85%
Ratios to Average Net Assets C,G,H
Expenses before reductions I	-%	-%	-%	-% J
Expenses net of fee waivers, if any I	-%	-%	-%	-% J
Expenses net of all reductions I	-%	-%	-%	-% J
Net investment income (loss)	1.57%	1.64%	1.09%	2.12% J
Supplemental Data
Net assets, end of period (000 omitted)	$746	$501	$423	$366
Portfolio turnover rate K	58%	35%	64%	24% J

A For the period April 11, 2019 (commencement of operations) through December 31, 2019

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total distributions per share do not sum due to rounding.

E Total returns for periods of less than one year are not annualized.

F Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Amount represents less than .005%.

J Annualized.

K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Freedom 2055 Portfolio Service Class

Years ended December 31,	2022	2021	2020	2019 A
Selected Per-Share Data
Net asset value, beginning of period	$14.27	$12.66	$10.98	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.17	.22	.11	.15
Net realized and unrealized gain (loss)	(2.69)	2.02	1.99	1.03
Total from investment operations	(2.52)	2.24	2.10	1.18
Distributions from net investment income	(.14)	(.16)	(.09)	(.14)
Distributions from net realized gain	(.67)	(.46)	(.32)	(.06)
Total distributions	(.82) D	(.63) D	(.42) D	(.20)
Net asset value, end of period	$10.93	$14.27	$12.66	$10.98
Total Return E,F	(18.36)%	17.72%	19.11%	11.78%
Ratios to Average Net Assets C,G,H
Expenses before reductions	.10%	.10%	.10%	.10% I
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10% I
Expenses net of all reductions	.10%	.10%	.10%	.10% I
Net investment income (loss)	1.47%	1.54%	.99%	2.02% I
Supplemental Data
Net assets, end of period (000 omitted)	$2,306	$2,549	$814	$399
Portfolio turnover rate J	58%	35%	64%	24% I

A For the period April 11, 2019 (commencement of operations) through December 31, 2019

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total distributions per share do not sum due to rounding.

E Total returns for periods of less than one year are not annualized.

F Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Annualized.

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Freedom 2055 Portfolio Service Class 2

Years ended December 31,	2022	2021	2020	2019 A
Selected Per-Share Data
Net asset value, beginning of period	$14.25	$12.65	$10.97	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.15	.20	.09	.14
Net realized and unrealized gain (loss)	(2.68)	2.01	1.99	1.02
Total from investment operations	(2.53)	2.21	2.08	1.16
Distributions from net investment income	(.13)	(.15)	(.08)	(.13)
Distributions from net realized gain	(.67)	(.46)	(.32)	(.06)
Total distributions	(.81) D	(.61)	(.40)	(.19)
Net asset value, end of period	$10.91	$14.25	$12.65	$10.97
Total Return E,F	(18.46)%	17.52%	19.01%	11.60%
Ratios to Average Net Assets C,G,H
Expenses before reductions	.25%	.25%	.25%	.25% I
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25% I
Expenses net of all reductions	.25%	.25%	.25%	.25% I
Net investment income (loss)	1.32%	1.39%	.84%	1.87% I
Supplemental Data
Net assets, end of period (000 omitted)	$3,659	$2,663	$1,180	$590
Portfolio turnover rate J	58%	35%	64%	24% I

A For the period April 11, 2019 (commencement of operations) through December 31, 2019

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total distributions per share do not sum due to rounding.

E Total returns for periods of less than one year are not annualized.

F Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Annualized.

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Freedom 2060 Portfolio℠
Investment Summary December 31, 2022 (Unaudited)
The information in the following table is based on the direct Investments of the Fund.
Top Holdings (% of Fund's net assets)

VIP Overseas Portfolio Initial Class	26.9
VIP Emerging Markets Portfolio Initial Class	14.0
VIP Growth Portfolio Initial Class	13.0
VIP Growth & Income Portfolio Initial Class	9.6
VIP Contrafund Portfolio Initial Class	8.3
VIP Equity-Income Portfolio Initial Class	7.4
Fidelity Long-Term Treasury Bond Index Fund	6.0
VIP Value Portfolio Initial Class	5.3
VIP Value Strategies Portfolio Initial Class	2.7
VIP Mid Cap Portfolio Initial Class	2.3
95.5

Asset Allocation (% of Fund's net assets)

VIP Freedom 2060 Portfolio℠
Schedule of Investments December 31, 2022
Showing Percentage of Net Assets
Domestic Equity Funds - 48.6%
	Shares	Value ($)
VIP Contrafund Portfolio Initial Class (a)	25,999	984,825
VIP Equity-Income Portfolio Initial Class (a)	37,457	882,486
VIP Growth & Income Portfolio Initial Class (a)	47,541	1,141,939
VIP Growth Portfolio Initial Class (a)	21,628	1,546,615
VIP Mid Cap Portfolio Initial Class (a)	8,417	275,397
VIP Value Portfolio Initial Class (a)	38,033	636,299
VIP Value Strategies Portfolio Initial Class (a)	21,933	315,394
TOTAL DOMESTIC EQUITY FUNDS (Cost $5,893,734)		5,782,955

International Equity Funds - 40.9%
	Shares	Value ($)
VIP Emerging Markets Portfolio Initial Class (a)	168,141	1,659,547
VIP Overseas Portfolio Initial Class (a)	147,508	3,200,932
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $5,335,029)		4,860,479

Bond Funds - 9.7%
	Shares	Value ($)
Fidelity Inflation-Protected Bond Index Fund (a)	28,323	255,475
Fidelity International Bond Index Fund (a)	7,461	65,728
Fidelity Long-Term Treasury Bond Index Fund (a)	70,040	710,208
VIP High Income Portfolio Initial Class (a)	7,325	32,303
VIP Investment Grade Bond II Portfolio - Initial Class (a)	10,263	95,346
TOTAL BOND FUNDS (Cost $1,344,253)		1,159,060

Short-Term Funds - 0.7%
	Shares	Value ($)
VIP Government Money Market Portfolio Initial Class 4.01% (a)(b) (Cost $85,199)	85,199	85,199

TOTAL INVESTMENT IN SECURITIES - 99.9% (Cost $12,658,215)	11,887,693
NET OTHER ASSETS (LIABILITIES) - 0.1%	8,684
NET ASSETS - 100.0%	11,896,377

Legend

(a)	Affiliated Fund
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Inflation-Protected Bond Index Fund	179,029	218,928	104,003	20,388	(1,928)	(36,551)	255,475
Fidelity International Bond Index Fund	44,559	66,540	38,781	507	(2,090)	(4,500)	65,728
Fidelity Long-Term Treasury Bond Index Fund	337,297	713,435	171,694	13,190	(14,962)	(153,868)	710,208
VIP Contrafund Portfolio Initial Class	765,743	731,332	231,944	49,400	(20,107)	(260,199)	984,825
VIP Emerging Markets Portfolio Initial Class	1,337,151	1,302,697	668,586	30,010	(79,090)	(232,625)	1,659,547
VIP Equity-Income Portfolio Initial Class	809,906	600,316	439,954	44,801	(12,457)	(75,325)	882,486
VIP Government Money Market Portfolio Initial Class 4.01%	-	91,025	5,826	620	-	-	85,199
VIP Growth & Income Portfolio Initial Class	922,033	769,736	465,560	38,829	(8,987)	(75,283)	1,141,939
VIP Growth Portfolio Initial Class	783,146	1,377,606	290,860	78,343	(27,944)	(295,333)	1,546,615
VIP High Income Portfolio Initial Class	133,525	65,505	153,398	1,677	(11,499)	(1,830)	32,303
VIP Investment Grade Bond II Portfolio - Initial Class	-	193,232	96,858	467	(160)	(868)	95,346
VIP Investment Grade Bond Portfolio Initial Class	84,863	56,942	134,079	2,771	(7,806)	80	-
VIP Mid Cap Portfolio Initial Class	224,618	189,867	86,806	17,772	(6,340)	(45,942)	275,397
VIP Overseas Portfolio Initial Class	2,395,363	2,532,422	1,027,209	53,648	(109,816)	(589,828)	3,200,932
VIP Value Portfolio Initial Class	593,802	418,354	321,409	28,221	(6,982)	(47,466)	636,299
VIP Value Strategies Portfolio Initial Class	290,886	211,174	147,762	17,535	(5,211)	(33,693)	315,394
	8,901,921	9,539,111	4,384,729	398,179	(315,379)	(1,853,231)	11,887,693

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.
Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Domestic Equity Funds	5,782,955	5,782,955	-	-

International Equity Funds	4,860,479	4,860,479	-	-

Bond Funds	1,159,060	1,159,060	-	-

Short-Term Funds	85,199	85,199	-	-
Total Investments in Securities:	11,887,693	11,887,693	-	-
VIP Freedom 2060 Portfolio℠
Financial Statements
Statement of Assets and Liabilities
			December 31, 2022

Assets
Investment in securities, at value - See accompanying schedule:	$
Affiliated issuers (cost $12,658,215)		11,887,693

Total Investment in Securities (cost $12,658,215)			$11,887,693
Receivable for investments sold			171,972
Receivable for fund shares sold			35,295
Total assets			12,094,960
Liabilities
Payable for investments purchased		190,396
Payable for fund shares redeemed		6,901
Distribution and service plan fees payable		1,286
Total Liabilities			198,583
Net Assets			$11,896,377
Net Assets consist of:
Paid in capital			$12,903,833
Total accumulated earnings (loss)			(1,007,456)
Net Assets			$11,896,377

Net Asset Value and Maximum Offering Price
Initial Class :
Net Asset Value , offering price and redemption price per share ($471,213 ÷ 43,560 shares)			$10.82
Service Class :
Net Asset Value , offering price and redemption price per share ($8,330,905 ÷ 770,866 shares)			$10.81
Service Class 2 :
Net Asset Value , offering price and redemption price per share ($3,094,259 ÷ 286,884 shares)			$10.79
Statement of Operations
		Year ended December 31, 2022
Investment Income
Dividends:
Affiliated issuers		159,777
Expenses
Distribution and service plan fees	12,700
Independent trustees' fees and expenses	30
Total Expenses		12,730
Net Investment income (loss)		147,047
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Affiliated issuers	(315,379)
Capital gain distributions from underlying funds:
Affiliated issuers	238,402
Total net realized gain (loss)		(76,977)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Affiliated issuers	(1,853,231)
Total change in net unrealized appreciation (depreciation)		(1,853,231)
Net gain (loss)		(1,930,208)
Net increase (decrease) in net assets resulting from operations		$(1,783,161)
Statement of Changes in Net Assets

	Year ended December 31, 2022	Year ended December 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$147,047	$100,627
Net realized gain (loss)	(76,977)	739,328
Change in net unrealized appreciation (depreciation)	(1,853,231)	271,403
Net increase (decrease) in net assets resulting from operations	(1,783,161)	1,111,358
Distributions to shareholders	(649,220)	(423,109)
Share transactions - net increase (decrease)	5,427,786	3,099,350
Total increase (decrease) in net assets	2,995,405	3,787,599

Net Assets
Beginning of period	8,900,972	5,113,373
End of period	$11,896,377	$8,900,972

Financial Highlights
VIP Freedom 2060 Portfolio Initial Class

Years ended December 31,	2022	2021	2020	2019 A
Selected Per-Share Data
Net asset value, beginning of period	$14.18	$12.65	$10.99	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.19	.21	.13	.16
Net realized and unrealized gain (loss)	(2.67)	2.04	1.99	1.02
Total from investment operations	(2.48)	2.25	2.12	1.18
Distributions from net investment income	(.16)	(.18)	(.11)	(.15)
Distributions from net realized gain	(.72)	(.54)	(.35)	(.05)
Total distributions	(.88)	(.72)	(.46)	(.19) D
Net asset value, end of period	$10.82	$14.18	$12.65	$10.99
Total Return E,F	(18.19)%	17.79%	19.30%	11.86%
Ratios to Average Net Assets C,G,H
Expenses before reductions I	-%	-%	-%	-% J
Expenses net of fee waivers, if any I	-%	-%	-%	-% J
Expenses net of all reductions I	-%	-%	-%	-% J
Net investment income (loss)	1.69%	1.51%	1.18%	2.18% J
Supplemental Data
Net assets, end of period (000 omitted)	$471	$523	$422	$366
Portfolio turnover rate K	45%	60%	68%	23% J

A For the period April 11, 2019 (commencement of operations) through December 31, 2019

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total distributions per share do not sum due to rounding.

E Total returns for periods of less than one year are not annualized.

F Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Amount represents less than .005%.

J Annualized.

K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Freedom 2060 Portfolio Service Class

Years ended December 31,	2022	2021	2020	2019 A
Selected Per-Share Data
Net asset value, beginning of period	$14.17	$12.65	$10.99	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.18	.20	.12	.15
Net realized and unrealized gain (loss)	(2.67)	2.03	1.99	1.03
Total from investment operations	(2.49)	2.23	2.11	1.18
Distributions from net investment income	(.15)	(.17)	(.10)	(.14)
Distributions from net realized gain	(.72)	(.54)	(.35)	(.05)
Total distributions	(.87)	(.71)	(.45)	(.19)
Net asset value, end of period	$10.81	$14.17	$12.65	$10.99
Total Return D,E	(18.27)%	17.62%	19.22%	11.80%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.10%	.10%	.10%	.10% H
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10% H
Expenses net of all reductions	.10%	.10%	.10%	.10% H
Net investment income (loss)	1.59%	1.41%	1.08%	2.08% H
Supplemental Data
Net assets, end of period (000 omitted)	$8,331	$6,124	$3,530	$445
Portfolio turnover rate I	45%	60%	68%	23% H

A For the period April 11, 2019 (commencement of operations) through December 31, 2019

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total returns for periods of less than one year are not annualized.

E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Annualized.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Freedom 2060 Portfolio Service Class 2

Years ended December 31,	2022	2021	2020	2019 A
Selected Per-Share Data
Net asset value, beginning of period	$14.15	$12.63	$10.98	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.16	.18	.10	.14
Net realized and unrealized gain (loss)	(2.66)	2.03	1.99	1.02
Total from investment operations	(2.50)	2.21	2.09	1.16
Distributions from net investment income	(.14)	(.15)	(.09)	(.13)
Distributions from net realized gain	(.72)	(.54)	(.35)	(.05)
Total distributions	(.86)	(.69)	(.44)	(.18)
Net asset value, end of period	$10.79	$14.15	$12.63	$10.98
Total Return D,E	(18.38)%	17.52%	19.04%	11.61%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.25%	.25%	.25%	.25% H
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25% H
Expenses net of all reductions	.25%	.25%	.25%	.25% H
Net investment income (loss)	1.44%	1.26%	.93%	1.93% H
Supplemental Data
Net assets, end of period (000 omitted)	$3,094	$2,254	$1,161	$475
Portfolio turnover rate I	45%	60%	68%	23% H

A For the period April 11, 2019 (commencement of operations) through December 31, 2019

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total returns for periods of less than one year are not annualized.

E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Annualized.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Freedom 2065 Portfolio℠
Investment Summary December 31, 2022 (Unaudited)
The information in the following table is based on the direct Investments of the Fund.
Top Holdings (% of Fund's net assets)

VIP Overseas Portfolio Initial Class	26.9
VIP Emerging Markets Portfolio Initial Class	14.0
VIP Growth Portfolio Initial Class	13.0
VIP Growth & Income Portfolio Initial Class	9.6
VIP Contrafund Portfolio Initial Class	8.3
VIP Equity-Income Portfolio Initial Class	7.4
Fidelity Long-Term Treasury Bond Index Fund	6.0
VIP Value Portfolio Initial Class	5.3
VIP Value Strategies Portfolio Initial Class	2.7
VIP Mid Cap Portfolio Initial Class	2.3
95.5

Asset Allocation (% of Fund's net assets)

Percentages shown as 0.0% may reflect amounts less than 0.05%.

VIP Freedom 2065 Portfolio℠
Schedule of Investments December 31, 2022
Showing Percentage of Net Assets
Domestic Equity Funds - 48.6%
	Shares	Value ($)
VIP Contrafund Portfolio Initial Class (a)	4,927	186,618
VIP Equity-Income Portfolio Initial Class (a)	7,098	167,226
VIP Growth & Income Portfolio Initial Class (a)	9,009	216,390
VIP Growth Portfolio Initial Class (a)	4,098	293,073
VIP Mid Cap Portfolio Initial Class (a)	1,595	52,186
VIP Value Portfolio Initial Class (a)	7,207	120,575
VIP Value Strategies Portfolio Initial Class (a)	4,156	59,765
TOTAL DOMESTIC EQUITY FUNDS (Cost $1,099,547)		1,095,833

International Equity Funds - 40.9%
	Shares	Value ($)
VIP Emerging Markets Portfolio Initial Class (a)	31,860	314,462
VIP Overseas Portfolio Initial Class (a)	27,951	606,530
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $1,030,984)		920,992

Bond Funds - 9.8%
	Shares	Value ($)
Fidelity Inflation-Protected Bond Index Fund (a)	5,367	48,411
Fidelity International Bond Index Fund (a)	1,414	12,455
Fidelity Long-Term Treasury Bond Index Fund (a)	13,274	134,595
VIP High Income Portfolio Initial Class (a)	1,388	6,121
VIP Investment Grade Bond II Portfolio - Initial Class (a)	1,945	18,067
TOTAL BOND FUNDS (Cost $259,698)		219,649

Short-Term Funds - 0.7%
	Shares	Value ($)
VIP Government Money Market Portfolio Initial Class 4.01% (a)(b) (Cost $16,147)	16,147	16,147

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $2,406,376)	2,252,621
NET OTHER ASSETS (LIABILITIES) - 0.0%	(8)
NET ASSETS - 100.0%	2,252,613

Legend

(a)	Affiliated Fund
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Inflation-Protected Bond Index Fund	45,569	37,417	26,219	4,090	(1,141)	(7,215)	48,411
Fidelity International Bond Index Fund	11,340	12,037	9,404	113	(484)	(1,034)	12,455
Fidelity Long-Term Treasury Bond Index Fund	85,861	130,305	42,707	2,977	(3,354)	(35,510)	134,595
VIP Contrafund Portfolio Initial Class	194,870	116,920	57,951	10,306	(10,837)	(56,384)	186,618
VIP Emerging Markets Portfolio Initial Class	340,266	207,840	156,266	6,033	(19,147)	(58,231)	314,462
VIP Equity-Income Portfolio Initial Class	206,114	88,276	106,128	9,052	(6,903)	(14,133)	167,226
VIP Government Money Market Portfolio Initial Class 4.01%	-	17,596	1,449	129	-	-	16,147
VIP Growth & Income Portfolio Initial Class	234,638	116,119	114,097	7,888	(3,938)	(16,332)	216,390
VIP Growth Portfolio Initial Class	199,303	242,896	72,724	17,670	(15,174)	(61,228)	293,073
VIP High Income Portfolio Initial Class	33,983	12,345	36,971	340	(3,123)	(113)	6,121
VIP Investment Grade Bond II Portfolio - Initial Class	-	39,675	21,408	93	(33)	(167)	18,067
VIP Investment Grade Bond Portfolio Initial Class	21,600	14,151	33,839	685	(1,801)	(111)	-
VIP Mid Cap Portfolio Initial Class	57,166	28,743	20,948	3,818	(2,909)	(9,866)	52,186
VIP Overseas Portfolio Initial Class	609,706	406,271	233,070	11,665	(31,236)	(145,141)	606,530
VIP Value Portfolio Initial Class	151,115	60,544	78,090	6,038	(6,491)	(6,503)	120,575
VIP Value Strategies Portfolio Initial Class	74,025	30,306	35,306	3,641	(2,515)	(6,745)	59,765
	2,265,556	1,561,441	1,046,577	84,538	(109,086)	(418,713)	2,252,621

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.
Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Domestic Equity Funds	1,095,833	1,095,833	-	-

International Equity Funds	920,992	920,992	-	-

Bond Funds	219,649	219,649	-	-

Short-Term Funds	16,147	16,147	-	-
Total Investments in Securities:	2,252,621	2,252,621	-	-
VIP Freedom 2065 Portfolio℠
Financial Statements
Statement of Assets and Liabilities
			December 31, 2022

Assets
Investment in securities, at value - See accompanying schedule:	$
Affiliated issuers (cost $2,406,376)		2,252,621

Total Investment in Securities (cost $2,406,376)			$2,252,621
Cash			12
Receivable for investments sold			37,871
Receivable for fund shares sold			3,351
Total assets			2,293,855
Liabilities
Payable for investments purchased		36,808
Payable for fund shares redeemed		4,221
Distribution and service plan fees payable		213
Total Liabilities			41,242
Net Assets			$2,252,613
Net Assets consist of:
Paid in capital			$2,478,098
Total accumulated earnings (loss)			(225,485)
Net Assets			$2,252,613

Net Asset Value and Maximum Offering Price
Initial Class :
Net Asset Value , offering price and redemption price per share ($537,498 ÷ 50,484 shares)			$10.65
Service Class :
Net Asset Value , offering price and redemption price per share ($1,181,108 ÷ 111,029 shares)			$10.64
Service Class 2 :
Net Asset Value , offering price and redemption price per share ($534,007 ÷ 50,220 shares)			$10.63
Statement of Operations
		Year ended December 31, 2022
Investment Income
Dividends:
Affiliated issuers		32,592
Expenses
Distribution and service plan fees	2,510
Independent trustees' fees and expenses	7
Total Expenses		2,517
Net Investment income (loss)		30,075
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Affiliated issuers	(109,086)
Capital gain distributions from underlying funds:
Affiliated issuers	51,946
Total net realized gain (loss)		(57,140)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Affiliated issuers	(418,713)
Total change in net unrealized appreciation (depreciation)		(418,713)
Net gain (loss)		(475,853)
Net increase (decrease) in net assets resulting from operations		$(445,778)
Statement of Changes in Net Assets

	Year ended December 31, 2022	Year ended December 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$30,075	$26,701
Net realized gain (loss)	(57,140)	185,193
Change in net unrealized appreciation (depreciation)	(418,713)	19,247
Net increase (decrease) in net assets resulting from operations	(445,778)	231,141
Distributions to shareholders	(144,339)	(116,286)
Share transactions - net increase (decrease)	577,377	860,127
Total increase (decrease) in net assets	(12,740)	974,982

Net Assets
Beginning of period	2,265,353	1,290,371
End of period	$2,252,613	$2,265,353

Financial Highlights
VIP Freedom 2065 Portfolio Initial Class

Years ended December 31,	2022	2021	2020	2019 A
Selected Per-Share Data
Net asset value, beginning of period	$13.92	$12.47	$10.96	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.17	.25	.12	.15
Net realized and unrealized gain (loss)	(2.61)	1.96	1.99	1.03
Total from investment operations	(2.44)	2.21	2.11	1.18
Distributions from net investment income	(.15)	(.18)	(.11)	(.15)
Distributions from net realized gain	(.67)	(.58)	(.49)	(.07)
Total distributions	(.83) D	(.76)	(.60)	(.22)
Net asset value, end of period	$10.65	$13.92	$12.47	$10.96
Total Return E,F	(18.22)%	17.81%	19.35%	11.79%
Ratios to Average Net Assets C,G,H
Expenses before reductions I	-%	-%	-%	-% J
Expenses net of fee waivers, if any I	-%	-%	-%	-% J
Expenses net of all reductions I	-%	-%	-%	-% J
Net investment income (loss)	1.50%	1.82%	1.07%	2.01% J
Supplemental Data
Net assets, end of period (000 omitted)	$537	$482	$416	$365
Portfolio turnover rate K	48%	24%	34%	24% J

A For the period April 11, 2019 (commencement of operations) through December 31, 2019

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total distributions per share do not sum due to rounding.

E Total returns for periods of less than one year are not annualized.

F Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Amount represents less than .005%.

J Annualized.

K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Freedom 2065 Portfolio Service Class

Years ended December 31,	2022	2021	2020	2019 A
Selected Per-Share Data
Net asset value, beginning of period	$13.91	$12.46	$10.96	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.16	.24	.11	.14
Net realized and unrealized gain (loss)	(2.61)	1.97	1.98	1.03
Total from investment operations	(2.45)	2.21	2.09	1.17
Distributions from net investment income	(.14)	(.17)	(.10)	(.14)
Distributions from net realized gain	(.67)	(.58)	(.49)	(.07)
Total distributions	(.82) D	(.76) D	(.59)	(.21)
Net asset value, end of period	$10.64	$13.91	$12.46	$10.96
Total Return E,F	(18.32)%	17.77%	19.16%	11.72%
Ratios to Average Net Assets C,G,H
Expenses before reductions	.10%	.10%	.10%	.10% I
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10% I
Expenses net of all reductions	.10%	.10%	.10%	.10% I
Net investment income (loss)	1.40%	1.72%	.97%	1.91% I
Supplemental Data
Net assets, end of period (000 omitted)	$1,181	$1,224	$416	$365
Portfolio turnover rate J	48%	24%	34%	24% I

A For the period April 11, 2019 (commencement of operations) through December 31, 2019

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total distributions per share do not sum due to rounding.

E Total returns for periods of less than one year are not annualized.

F Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Annualized.

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Freedom 2065 Portfolio Service Class 2

Years ended December 31,	2022	2021	2020	2019 A
Selected Per-Share Data
Net asset value, beginning of period	$13.90	$12.46	$10.96	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.14	.22	.09	.13
Net realized and unrealized gain (loss)	(2.61)	1.95	1.99	1.03
Total from investment operations	(2.47)	2.17	2.08	1.16
Distributions from net investment income	(.13)	(.15)	(.09)	(.13)
Distributions from net realized gain	(.67)	(.58)	(.49)	(.07)
Total distributions	(.80)	(.73)	(.58)	(.20)
Net asset value, end of period	$10.63	$13.90	$12.46	$10.96
Total Return D,E	(18.44)%	17.47%	19.03%	11.61%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.25%	.25%	.25%	.25% H
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25% H
Expenses net of all reductions	.25%	.25%	.25%	.25% H
Net investment income (loss)	1.25%	1.57%	.82%	1.76% H
Supplemental Data
Net assets, end of period (000 omitted)	$534	$559	$459	$365
Portfolio turnover rate I	48%	24%	34%	24% H

A For the period April 11, 2019 (commencement of operations) through December 31, 2019

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total returns for periods of less than one year are not annualized.

E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Annualized.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended December 31, 2022

1. Organization.
VIP Freedom Income Portfolio, VIP Freedom 2005 Portfolio, VIP Freedom 2010 Portfolio, VIP Freedom 2015 Portfolio, VIP Freedom 2020 Portfolio, VIP Freedom 2025 Portfolio, VIP Freedom 2030 Portfolio, VIP Freedom 2035 Portfolio, VIP Freedom 2040 Portfolio, VIP Freedom 2045 Portfolio, VIP Freedom 2050 Portfolio, VIP Freedom 2055 Portfolio, VIP Freedom 2060 Portfolio and VIP Freedom 2065 Portfolio (the Funds) are funds of Variable Insurance Products Fund V (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each Fund is authorized to issue an unlimited number of shares. Shares of each Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. Each Fund offers three classes of shares: Initial Class shares, Service Class shares, and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Each Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of each Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. The aggregate value of investments by input level as of December 31, 2022 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from any underlying mutual funds or exchange-traded funds (ETFs) are recorded on the ex-dividend date.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2022, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to   the short-term gain distributions from the underlying mutual funds or exchange-traded funds (ETFs), capital loss carryforwards and   losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
VIP Freedom Income Portfolio	$66,537,468	$1,861,412	$(4,584,772)	$(2,723,360)
VIP Freedom 2005 Portfolio	10,625,895	407,532	(654,311)	(246,779)
VIP Freedom 2010 Portfolio	303,010,130	7,356,252	(25,214,091)	(17,857,839)
VIP Freedom 2015 Portfolio	56,919,330	9,769,284	(3,613,989)	6,155,295
VIP Freedom 2020 Portfolio	507,083,925	90,999,934	(33,069,224)	57,930,710
VIP Freedom 2025 Portfolio	320,303,102	29,905,505	(26,339,713)	3,565,792
VIP Freedom 2030 Portfolio	570,771,543	64,148,374	(48,251,025)	15,897,349
VIP Freedom 2035 Portfolio	225,018,313	11,235,828	(20,602,961)	(9,367,133)
VIP Freedom 2040 Portfolio	206,275,095	14,483,194	(18,911,153)	(4,427,959)
VIP Freedom 2045 Portfolio	108,297,772	5,900,152	(9,788,715)	(3,888,563)
VIP Freedom 2050 Portfolio	100,104,900	5,425,929	(10,107,681)	(4,681,752)
VIP Freedom 2055 Portfolio	7,563,265	156,525	(1,008,501)	(851,976)
VIP Freedom 2060 Portfolio	13,048,970	259,896	(1,421,173)	(1,161,277)
VIP Freedom 2065 Portfolio	2,506,459	78,719	(332,557)	(253,838)

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Capital loss carryforward	Net unrealized appreciation (depreciation) on securities and other investments
VIP Freedom Income Portfolio	$921,311	$-	$(1,648,512)	$(2,723,360)
VIP Freedom 2005 Portfolio	152,670	-	(130,859)	(246,779)
VIP Freedom 2010 Portfolio	3,812,018	19,650,957	-	(17,857,839)
VIP Freedom 2015 Portfolio	786,138	1,211,028	-	6,155,295
VIP Freedom 2020 Portfolio	6,487,134	3,920,444	-	57,930,710
VIP Freedom 2025 Portfolio	3,046,001	-	(4,736,012)	3,565,792
VIP Freedom 2030 Portfolio	3,726,689	-	(4,910,971)	15,897,349
VIP Freedom 2035 Portfolio	582,216	419,767	-	(9,367,133)
VIP Freedom 2040 Portfolio	398,720	3,079,010	-	(4,427,959)
VIP Freedom 2045 Portfolio	211,080	1,757,832	-	(3,888,563)
VIP Freedom 2050 Portfolio	186,017	1,572,205	-	(4,681,752)
VIP Freedom 2055 Portfolio	1,093	85,933	-	(851,976)
VIP Freedom 2060 Portfolio	395	153,426	-	(1,161,277)
VIP Freedom 2065 Portfolio	749	27,605	-	(253,838)

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	Short-term	Long-term	Total capital loss carryforward
VIP Freedom Income Portfolio	$(89,004)	$ (1,559,508)	$ (1,648,512)
VIP Freedom 2005 Portfolio	(52,428)	(78,431)	(130,859)
VIP Freedom 2025 Portfolio	(1,377,047)	(3,358,965)	(4,736,012)
VIP Freedom 2030 Portfolio	(2,969,123)	(1,941,848)	(4,910,971)

Due to large subscriptions in a prior period, VIP Freedom 2060 Portfolio is subject to an annual limit on its use of some of its unrealized capital losses to offset capital gains in future periods. If those capital losses are realized and the limitation prevents the Fund from using any of those capital losses in a future period, those capital losses will be available to offset capital gains in subsequent periods.

The tax character of distributions paid was as follows:

December 31, 2022
	Ordinary Income	Long-term Capital Gains	Total
VIP Freedom Income Portfolio	$ 1,470,985	$ 2,310,446	$ 3,781,431
VIP Freedom 2005 Portfolio	257,568	738,384	995,952
VIP Freedom 2010 Portfolio	6,225,219	19,646,373	25,871,592
VIP Freedom 2015 Portfolio	1,476,129	7,807,173	9,283,302
VIP Freedom 2020 Portfolio	12,045,320	65,843,358	77,888,678
VIP Freedom 2025 Portfolio	6,571,116	20,755,914	27,327,030
VIP Freedom 2030 Portfolio	11,388,889	39,416,983	50,805,872
VIP Freedom 2035 Portfolio	3,527,810	13,994,814	17,522,624
VIP Freedom 2040 Portfolio	3,239,363	14,944,506	18,183,869
VIP Freedom 2045 Portfolio	1,616,348	8,023,909	9,640,257
VIP Freedom 2050 Portfolio	1,483,743	6,903,069	8,386,812
VIP Freedom 2055 Portfolio	91,694	281,425	373,119
VIP Freedom 2060 Portfolio	164,671	484,549	649,220
VIP Freedom 2065 Portfolio	30,915	113,424	144,339

December 31, 2021
	Ordinary Income	Long-term Capital Gains	Total
VIP Freedom Income Portfolio	$1,486,190	$873,870	$2,360,060
VIP Freedom 2005 Portfolio	295,046	247,258	542,304
VIP Freedom 2010 Portfolio	7,123,989	8,912,048	16,036,037
VIP Freedom 2015 Portfolio	1,987,621	2,923,575	4,911,196
VIP Freedom 2020 Portfolio	16,803,376	31,614,518	48,417,894
VIP Freedom 2025 Portfolio	8,845,417	7,009,888	15,855,305
VIP Freedom 2030 Portfolio	15,458,861	15,719,493	31,178,354
VIP Freedom 2035 Portfolio	4,909,698	3,885,467	8,795,165
VIP Freedom 2040 Portfolio	4,729,534	4,282,476	9,012,010
VIP Freedom 2045 Portfolio	2,366,059	2,010,992	4,377,051
VIP Freedom 2050 Portfolio	2,152,826	1,653,720	3,806,546
VIP Freedom 2055 Portfolio	143,739	91,729	235,468
VIP Freedom 2060 Portfolio	245,751	177,358	423,109
VIP Freedom 2065 Portfolio	62,755	53,531	116,286

4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
VIP Freedom Income Portfolio	61,445,463	63,571,332
VIP Freedom 2005 Portfolio	8,622,657	10,173,638
VIP Freedom 2010 Portfolio	732,133,732	754,494,503
VIP Freedom 2015 Portfolio	54,086,976	66,171,419
VIP Freedom 2020 Portfolio	763,205,678	810,513,364
VIP Freedom 2025 Portfolio	263,678,731	249,492,028
VIP Freedom 2030 Portfolio	519,252,286	464,149,961
VIP Freedom 2035 Portfolio	154,913,330	102,749,593
VIP Freedom 2040 Portfolio	118,937,124	76,277,916
VIP Freedom 2045 Portfolio	61,765,333	40,203,084
VIP Freedom 2050 Portfolio	54,913,854	34,412,183
VIP Freedom 2055 Portfolio	5,882,049	3,474,436
VIP Freedom 2060 Portfolio	9,539,111	4,384,729
VIP Freedom 2065 Portfolio	1,561,441	1,046,577
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser), provides the Funds with investment management related services. The Funds do not pay any fees for these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Funds have adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.
For the period, total fees, all of which were reallowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

	Service Class	Service Class 2	Total
VIP Freedom Income Portfolio	$27,234	$59,616	$86,850
VIP Freedom 2005 Portfolio	3,035	451	3,486
VIP Freedom 2010 Portfolio	23,809	692,697	716,506
VIP Freedom 2015 Portfolio	18,481	73,078	91,559
VIP Freedom 2020 Portfolio	141,421	1,043,754	1,185,175
VIP Freedom 2025 Portfolio	175,981	278,757	454,738
VIP Freedom 2030 Portfolio	271,734	520,987	792,721
VIP Freedom 2035 Portfolio	91,374	247,463	338,837
VIP Freedom 2040 Portfolio	117,150	89,188	206,338
VIP Freedom 2045 Portfolio	23,015	179,505	202,520
VIP Freedom 2050 Portfolio	29,485	110,226	139,711
VIP Freedom 2055 Portfolio	2,439	7,260	9,699
VIP Freedom 2060 Portfolio	6,561	6,139	12,700
VIP Freedom 2065 Portfolio	1,186	1,324	2,510

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.

Reallocation of Underlying Fund Investments. During the period, the investment adviser reallocated investments of the Funds. This involved taxable redemptions of the Funds' interest in VIP Investment Grade Bond Fund, ("Underlying Fund") for investments and cash and non-taxable exchanges of those investments and cash for shares of VIP Investment Grade Bond Fund II which is affiliated investment company managed by FMR. Net realized gain (loss) on the redemptions of the Underlying Fund in connection with the reallocation is included in the accompanying Statements of Operations as "Net realized gain (loss) on Affiliated issuers."
Details of these transactions with the net related gain (loss) for the Funds are presented in the accompanying   table:

	Value of Investments and Cash reallocated ($)	Net realized Gain (Loss) on redemptions of Underlying Fund ($)
VIP Freedom Income Portfolio	24,063,653	(2,225,116)
VIP Freedom 2005 Portfolio	4,228,828	(340,290)
VIP Freedom 2010 Portfolio	105,753,642	7,009
VIP Freedom 2015 Portfolio	22,630,876	(1,609,011)
VIP Freedom 2020 Portfolio	172,263,520	(4,804,929)
VIP Freedom 2025 Portfolio	83,934,925	(10,205,652)
VIP Freedom 2030 Portfolio	132,331,625	(12,266,991)
VIP Freedom 2035 Portfolio	24,445,585	(3,282,347)
VIP Freedom 2040 Portfolio	2,452,480	(203,764)
VIP Freedom 2045 Portfolio	396,953	(14,383)
VIP Freedom 2050 Portfolio	351,354	(12,600)
VIP Freedom 2055 Portfolio	22,559	(931)
VIP Freedom 2060 Portfolio	33,969	(1,241)
VIP Freedom 2065 Portfolio	8,415	(408)

6. Expense Reductions.
Through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's or class' expenses. All of the applicable expense reductions are noted in the table below.

Custodian credits
VIP Freedom 2015 Portfolio	1
VIP Freedom 2020 Portfolio	1
VIP Freedom 2025 Portfolio	15
VIP Freedom 2030 Portfolio	8
VIP Freedom 2035 Portfolio	1
VIP Freedom 2040 Portfolio	7
VIP Freedom 2045 Portfolio	6
VIP Freedom 2050 Portfolio	4
7. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended December 31, 2022	Year ended December 31, 2021
VIP Freedom Income Portfolio
Distributions to shareholders
Initial Class	$913,359	$520,146
Service Class	1,600,765	1,014,662
Service Class 2	1,267,307	825,252
Total	$3,781,431	$2,360,060
VIP Freedom 2005 Portfolio
Distributions to shareholders
Initial Class	$720,865	$365,421
Service Class	260,003	168,577
Service Class 2	15,084	8,306
Total	$995,952	$542,304
VIP Freedom 2010 Portfolio
Distributions to shareholders
Initial Class	$1,109,009	$824,964
Service Class	1,988,260	1,179,118
Service Class 2	22,774,323	14,031,955
Total	$25,871,592	$16,036,037

VIP Freedom 2005 Portfolio
Distributions to shareholders	$3,407,784	$1,774,737
Service Class	2,072,204	1,274,657
Service Class 2	3,803,314	1,861,802
Total	$9,283,302	$4,911,196
VIP Freedom 2020 Portfolio
Distributions to shareholders
Initial Class	$8,482,915	$5,188,585
Service Class	17,165,357	10,935,604
Service Class 2	52,240,406	32,293,705
Total	$77,888,678	$48,417,894
VIP Freedom 2025 Portfolio
Distributions to shareholders
Initial Class	$4,337,116	$2,652,492
Service Class	13,608,369	7,818,315
Service Class 2	9,381,545	5,384,498
Total	$27,327,030	$15,855,305
VIP Freedom 2030 Portfolio
Distributions to shareholders
Initial Class	$10,585,679	6,616,973
Service Class	22,368,379	13,521,497
Service Class 2	17,851,814	11,039,884
Total	$50,805,872	$31,178,354
VIP Freedom 2035 Portfolio
Distributions to shareholders
Initial Class	$1,523,027	$711,419
Service Class	7,297,109	3,336,825
Service Class 2	8,702,488	4,746,921
Total	$17,522,624	$8,795,165
VIP Freedom 2040 Portfolio
Distributions to shareholders
Initial Class	$4,061,933	$2,057,211
Service Class	10,541,626	5,162,679
Service Class 2	3,580,310	1,792,120
Total	$18,183,869	$9,012,010
VIP Freedom 2045 Portfolio
Distributions to shareholders
Initial Class	$640,649	$266,012
Service Class	2,109,546	863,207
Service Class 2	6,890,062	3,247,832
Total	$9,640,257	$4,377,051
VIP Freedom 2050 Portfolio
Distributions to shareholders
Initial Class	$1,698,271	$760,959
Service Class	2,602,597	1,215,158
Service Class 2	4,085,944	1,830,429
Total	$8,386,812	$3,806,546
VIP Freedom 2055 Portfolio
Distributions to shareholders
Initial Class	$34,927	$22,272
Service Class	156,751	105,576
Service Class 2	181,441	107,620
Total	$373,119	$235,468
VIP Freedom 2060 Portfolio
Distributions to shareholders
Initial Class	$33,614	$26,394
Service Class	450,086	291,414
Service Class 2	165,520	105,301
Total	$649,220	$423,109
VIP Freedom 2065 Portfolio
Distributions to shareholders
Initial Class	$32,932	$26,253
Service Class	75,021	61,118
Service Class 2	36,386	28,915
Total	$144,339	$116,286

8. Share Transactions.
Transactions for each class of shares were as follows and may contain in-kind transactions:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2022	Year endedDecember 31, 2021	Year ended December 31, 2022	Year endedDecember 31, 2021
VIP Freedom Income Portfolio
Initial Class
Shares sold	276,663	358,189	$3,145,145	$4,588,127
Reinvestment of distributions	78,679	41,021	913,359	520,146
Shares redeemed	(267,555)	(388,318)	(2,984,979)	(4,961,909)
Net increase (decrease)	87,787	10,892	$1,073,525	$146,364
Service Class
Shares sold	2,155,940	1,600,092	$23,880,198	$20,377,343
Reinvestment of distributions	138,564	80,084	1,600,765	1,014,662
Shares redeemed	(1,861,372)	(1,696,496)	(21,263,575)	(21,622,979)
Net increase (decrease)	433,132	(16,320)	$4,217,388	$(230,974)
Service Class 2
Shares sold	478,698	950,903	$5,297,957	$12,082,840
Reinvestment of distributions	108,739	65,416	1,267,307	825,252
Shares redeemed	(1,227,701)	(939,259)	(13,429,718)	(11,930,017)
Net increase (decrease)	(640,264)	77,060	$(6,864,454)	$978,075
VIP Freedom 2005 Portfolio
Initial Class
Shares sold	3,813	3,446	$43,779	$47,400
Reinvestment of distributions	59,089	26,966	720,865	365,421
Shares redeemed	(100,297)	(49,308)	(1,195,515)	(677,936)
Net increase (decrease)	(37,395)	(18,896)	$(430,871)	$(265,115)
Service Class
Shares sold	131,674	130,776	$1,599,731	$1,787,955
Reinvestment of distributions	21,120	12,364	260,003	168,577
Shares redeemed	(208,037)	(260,296)	(2,540,092)	(3,559,968)
Net increase (decrease)	(55,243)	(117,156)	$(680,358)	$(1,603,436)
Service Class 2
Shares sold	7,142	10,669	$87,252	$144,020
Reinvestment of distributions	1,235	615	15,084	8,306
Shares redeemed	(8,817)	(17,396)	(105,490)	(237,149)
Net increase (decrease)	(440)	(6,112)	$(3,154)	$(84,823)
VIP Freedom 2010 Portfolio
Initial Class
Shares sold	86,399	179,853	$1,063,637	$2,581,137
Reinvestment of distributions	86,121	58,074	1,109,009	824,964
Shares redeemed	(263,061)	(427,107)	(3,422,719)	(6,102,315)
Net increase (decrease)	(90,541)	(189,180)	$(1,250,073)	$(2,696,214)
Service Class
Shares sold	1,351,116	389,588	$16,823,842	$5,560,403
Reinvestment of distributions	154,351	83,107	1,988,260	1,179,118
Shares redeemed	(1,536,794)	(433,308)	(18,814,007)	(6,235,828)
Net increase (decrease)	(31,327)	39,387	$(1,905)	$503,693
Service Class 2
Shares sold	427,292	2,756,110	$5,208,536	$39,085,291
Reinvestment of distributions	1,777,124	995,668	22,774,323	14,031,955
Shares redeemed	(3,123,905)	(3,323,054)	(37,964,514)	(47,357,244)
Net increase (decrease)	(919,489)	428,724	$(9,981,655)	$5,760,002
VIP Freedom 2015 Portfolio
Initial Class
Shares sold	65,195	277,058	$802,763	$3,975,397
Reinvestment of distributions	274,521	126,112	3,407,784	1,774,737
Shares redeemed	(689,586)	(571,619)	(8,180,898)	(8,195,215)
Net increase (decrease)	(349,870)	(168,449)	$(3,970,351)	$(2,445,081)
Service Class
Shares sold	809,091	641,202	$9,599,095	$9,110,496
Reinvestment of distributions	167,719	90,966	2,072,204	1,274,657
Shares redeemed	(938,438)	(1,217,382)	(11,087,994)	(17,291,685)
Net increase (decrease)	38,372	(485,214)	$583,305	$(6,906,532)
Service Class 2
Shares sold	207,966	868,218	$2,496,123	$12,305,767
Reinvestment of distributions	308,037	133,189	3,803,314	1,861,802
Shares redeemed	(774,826)	(1,034,161)	(9,161,988)	(14,655,934)
Net increase (decrease)	(258,823)	(32,754)	$(2,862,551)	$(488,365)
VIP Freedom 2020 Portfolio
Initial Class
Shares sold	844,889	1,430,874	$10,415,910	$21,753,158
Reinvestment of distributions	643,296	347,867	8,482,915	5,188,585
Shares redeemed	(1,391,159)	(1,762,447)	(17,683,348)	(26,729,953)
Net increase (decrease)	97,026	16,294	$1,215,477	$211,790
Service Class
Shares sold	4,142,794	2,735,016	$51,946,699	$41,162,814
Reinvestment of distributions	1,305,652	736,652	17,165,357	10,935,604
Shares redeemed	(5,099,975)	(4,499,252)	(63,629,821)	(67,703,468)
Net increase (decrease)	348,471	(1,027,584)	$5,482,235	$(15,605,050)
Service Class 2
Shares sold	901,438	1,467,186	$11,028,931	$22,086,029
Reinvestment of distributions	3,981,339	2,185,191	52,240,406	32,293,705
Shares redeemed	(5,617,149)	(5,447,540)	(68,755,571)	(82,218,518)
Net increase (decrease)	(734,372)	(1,795,163)	$(5,486,234)	$(27,838,784)
VIP Freedom 2025 Portfolio
Initial Class
Shares sold	424,779	683,306	$6,412,476	$11,859,005
Reinvestment of distributions	277,031	153,765	4,337,116	2,652,492
Shares redeemed	(706,751)	(789,018)	(10,356,306)	(13,881,934)
Net increase (decrease)	(4,941)	48,053	$393,286	$629,563
Service Class
Shares sold	4,534,301	4,053,650	$67,593,995	$70,364,320
Reinvestment of distributions	874,587	453,741	13,608,369	7,818,315
Shares redeemed	(3,908,985)	(2,098,476)	(59,736,307)	(36,573,439)
Net increase (decrease)	1,499,903	2,408,915	$21,466,057	$41,609,196
Service Class 2
Shares sold	1,463,863	1,913,234	$21,281,943	$33,251,596
Reinvestment of distributions	603,312	315,106	9,381,545	5,384,498
Shares redeemed	(1,830,614)	(1,538,377)	(26,562,789)	(26,778,430)
Net increase (decrease)	236,561	689,963	$4,100,699	$11,857,664
VIP Freedom 2030 Portfolio
Initial Class
Shares sold	1,617,157	1,741,665	$23,899,876	$30,689,811
Reinvestment of distributions	675,464	383,653	10,585,679	6,616,973
Shares redeemed	(1,473,671)	(1,172,674)	(21,351,529)	(20,626,295)
Net increase (decrease)	818,950	952,644	$13,134,026	$16,680,489
Service Class
Shares sold	6,636,066	5,043,335	$98,340,267	$87,778,513
Reinvestment of distributions	1,432,289	786,039	22,368,379	13,521,497
Shares redeemed	(4,719,175)	(2,759,531)	(69,390,004)	(48,040,103)
Net increase (decrease)	3,349,180	3,069,843	$51,318,642	$53,259,907
Service Class 2
Shares sold	2,025,325	3,003,042	$29,665,149	$52,397,892
Reinvestment of distributions	1,142,872	644,889	17,851,814	11,039,884
Shares redeemed	(2,247,149)	(1,594,589)	(33,019,020)	(27,805,345)
Net increase (decrease)	921,048	2,053,342	$14,497,943	$35,632,431
VIP Freedom 2035 Portfolio
Initial Class
Shares sold	268,660	157,522	$6,628,673	$4,647,283
Reinvestment of distributions	58,486	24,766	1,523,027	711,419
Shares redeemed	(87,363)	(255,386)	(2,087,141)	(7,262,497)
Net increase (decrease)	239,783	(73,098)	$6,064,559	$(1,903,795)
Service Class
Shares sold	2,018,826	1,529,539	$50,299,348	$43,947,826
Reinvestment of distributions	281,461	116,424	7,297,109	3,336,825
Shares redeemed	(701,305)	(792,525)	(16,756,941)	(23,072,580)
Net increase (decrease)	1,598,982	853,438	$40,839,516	$24,212,071
Service Class 2
Shares sold	917,472	1,083,211	$21,977,498	$31,352,246
Reinvestment of distributions	335,318	167,006	8,702,488	4,746,921
Shares redeemed	(669,779)	(661,775)	(16,303,672)	(19,289,036)
Net increase (decrease)	583,011	588,442	$14,376,314	$16,810,131
VIP Freedom 2040 Portfolio
Initial Class
Shares sold	394,145	383,881	$9,048,673	$10,680,284
Reinvestment of distributions	162,837	74,970	4,061,933	2,057,211
Shares redeemed	(195,094)	(204,399)	(4,438,074)	(5,735,042)
Net increase (decrease)	361,888	254,452	$8,672,532	$7,002,453
Service Class
Shares sold	2,126,200	1,532,626	$49,583,289	$42,423,198
Reinvestment of distributions	424,227	188,520	10,541,626	5,162,679
Shares redeemed	(874,463)	(899,581)	(20,384,179)	(24,907,500)
Net increase (decrease)	1,675,964	821,565	$39,740,736	$22,678,377
Service Class 2
Shares sold	423,352	486,777	$9,642,417	$13,670,651
Reinvestment of distributions	143,973	65,826	3,580,310	1,792,120
Shares redeemed	(350,130)	(313,215)	(8,015,989)	(8,716,993)
Net increase (decrease)	217,195	239,388	$5,206,738	$6,745,778
VIP Freedom 2045 Portfolio
Initial Class
Shares sold	105,301	72,375	$2,499,842	$2,051,727
Reinvestment of distributions	25,532	9,560	640,649	266,012
Shares redeemed	(26,558)	(50,025)	(638,200)	(1,396,699)
Net increase (decrease)	104,275	31,910	$2,502,291	$921,040
Service Class
Shares sold	600,854	362,971	$14,118,304	$10,150,113
Reinvestment of distributions	84,265	31,105	2,109,546	863,207
Shares redeemed	(356,093)	(145,573)	(8,255,528)	(4,074,959)
Net increase (decrease)	329,026	248,503	$7,972,322	$6,938,361
Service Class 2
Shares sold	844,834	554,421	$19,380,407	$15,570,080
Reinvestment of distributions	275,403	118,258	6,890,062	3,247,832
Shares redeemed	(413,001)	(412,972)	(9,288,800)	(11,654,472)
Net increase (decrease)	707,236	259,707	$16,981,669	$7,163,440
VIP Freedom 2050 Portfolio
Initial Class
Shares sold	257,108	224,467	$5,470,589	$5,743,259
Reinvestment of distributions	74,825	30,419	1,698,271	760,959
Shares redeemed	(151,469)	(111,941)	(3,179,525)	(2,850,566)
Net increase (decrease)	180,464	142,945	$3,989,335	$3,653,652
Service Class
Shares sold	664,941	474,852	$13,884,423	$12,033,089
Reinvestment of distributions	115,136	48,761	2,602,597	1,215,158
Shares redeemed	(344,968)	(296,057)	(7,135,090)	(7,543,563)
Net increase (decrease)	435,109	227,556	$9,351,930	$5,704,684
Service Class 2
Shares sold	635,605	572,988	$13,067,095	$14,512,083
Reinvestment of distributions	180,954	73,786	4,085,944	1,830,429
Shares redeemed	(245,596)	(252,960)	(5,001,637)	(6,385,800)
Net increase (decrease)	570,963	393,814	$12,151,402	$9,956,712
VIP Freedom 2055 Portfolio
Initial Class
Shares sold	37,768	2,606	$444,861	$36,840
Reinvestment of distributions	646	70	7,327	1,006
Shares redeemed	(5,365)	(988)	(60,755)	(14,558)
Net increase (decrease)	33,049	1,688	$391,433	$23,288
Service Class
Shares sold	189,371	141,156	$2,190,203	$1,980,170
Reinvestment of distributions	11,182	6,227	139,204	88,926
Shares redeemed	(168,248)	(33,068)	(1,861,983)	(471,496)
Net increase (decrease)	32,305	114,315	$467,424	$1,597,600
Service Class 2
Shares sold	160,669	108,597	$1,844,077	$1,518,650
Reinvestment of distributions	13,241	6,452	162,838	91,926
Shares redeemed	(25,468)	(21,462)	(312,491)	(308,074)
Net increase (decrease)	148,442	93,587	$1,694,424	$1,302,502
VIP Freedom 2060 Portfolio
Initial Class
Shares sold	7,992	3,378	$89,335	$48,051
Reinvestment of distributions	365	168	4,347	2,394
Shares redeemed	(1,660)	(30)	(18,043)	(436)
Net increase (decrease)	6,697	3,516	$75,639	$50,009
Service Class
Shares sold	475,432	302,250	$5,440,849	$4,222,893
Reinvestment of distributions	36,205	19,756	440,103	280,665
Shares redeemed	(172,839)	(169,112)	(1,973,913)	(2,388,594)
Net increase (decrease)	338,798	152,894	$3,907,039	$2,114,964
Service Class 2
Shares sold	132,561	81,341	$1,505,881	$1,138,823
Reinvestment of distributions	11,965	6,128	144,571	86,950
Shares redeemed	(16,900)	(20,128)	(205,344)	(291,396)
Net increase (decrease)	127,626	67,341	$1,445,108	$934,377
VIP Freedom 2065 Portfolio
Initial Class
Shares sold	15,737	1,230	$179,606	$16,991
Reinvestment of distributions	468	61	5,365	853
Shares redeemed	(339)	(7)	(3,742)	(96)
Net increase (decrease)	15,866	1,284	$181,229	$17,748
Service Class
Shares sold	53,666	52,267	$613,275	$762,467
Reinvestment of distributions	4,142	2,578	49,654	35,951
Shares redeemed	(34,813)	(145)	(389,354)	(2,084)
Net increase (decrease)	22,995	54,700	$273,575	$796,334
Service Class 2
Shares sold	9,796	3,363	$119,509	$45,834
Reinvestment of distributions	804	332	9,686	4,616
Shares redeemed	(613)	(325)	(6,622)	(4,405)
Net increase (decrease)	9,987	3,370	$122,573	$46,045

9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

Funds do not invest in underlying mutual funds for the purpose of exercising management or control; however, investments by funds within their principal investment strategies may represent a significant portion of the underlying mutual fund's net assets. At the end of the period, certain Funds were the owners of record of 10% or more of the total outstanding shares of the following underlying mutual funds as shown below.

Fund	Affiliated %	Number ofUnaffiliated Shareholders	Unaffiliated Shareholders %
VIP Freedom Income Portfolio	15%	3	54%
VIP Freedom 2005 Portfolio	72%	2	26%
VIP Freedom 2010 Portfolio	-	1	88%
VIP Freedom 2015 Portfolio	27%	2	32%
VIP Freedom 2020 Portfolio	-	1	68%
VIP Freedom 2025 Portfolio	-	2	49%
VIP Freedom 2030 Portfolio	-	1	45%
VIP Freedom 2035 Portfolio	-	5	81%
VIP Freedom 2040 Portfolio	-	2	56%
VIP Freedom 2045 Portfolio	-	4	73%
VIP Freedom 2050 Portfolio	-	4	75%
VIP Freedom 2055 Portfolio	-	3	84%
VIP Freedom 2060 Portfolio	-	2	84%
VIP Freedom 2065 Portfolio	42%	1	37%

The Funds, in aggregate, were the owners of record of more than 20% of the total outstanding shares of the following underlying mutual funds.

Fund	% of shares held
VIP Emerging Markets Portfolio	27%
VIP Overseas Portfolio	28%

10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Variable Insurance Products Fund V and the Shareholders of VIP Freedom Income Portfolio, VIP Freedom 2005 Portfolio, VIP Freedom 2010 Portfolio, VIP Freedom 2015 Portfolio, VIP Freedom 2020 Portfolio, VIP Freedom 2025 Portfolio, VIP Freedom 2030 Portfolio, VIP Freedom 2035 Portfolio, VIP Freedom 2040 Portfolio, VIP Freedom 2045 Portfolio, VIP Freedom 2050 Portfolio, VIP Freedom 2055 Portfolio, VIP Freedom 2060 Portfolio and VIP Freedom 2065 Portfolio
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of VIP Freedom Income Portfolio, VIP Freedom 2005 Portfolio, VIP Freedom 2010 Portfolio, VIP Freedom 2015 Portfolio, VIP Freedom 2020 Portfolio, VIP Freedom 2025 Portfolio, VIP Freedom 2030 Portfolio, VIP Freedom 2035 Portfolio, VIP Freedom 2040 Portfolio, VIP Freedom 2045 Portfolio, VIP Freedom 2050 Portfolio, VIP Freedom 2055 Portfolio, VIP Freedom 2060 Portfolio and VIP Freedom 2065 Portfolio (the "Funds"), each a fund of Variable Insurance Products Fund V, including the schedules of investments, as of December 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, except for the financial highlights for VIP Freedom 2055 Portfolio, VIP Freedom 2060 Portfolio and VIP Freedom 2065 Portfolio, which are for each of the three years in the period then ended and for the period from April 11, 2019 (commencement of operations) through December 31, 2019; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2022, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (or for the period mentioned above), in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
February 14, 2023
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. If the interests of a fund and an underlying Fidelity ® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds. FMR has structured the funds to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, FMR, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Each of the Trustees oversees 295 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.
Board Structure and Oversight Function.   Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity ® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity ® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity ® funds (2001-2005), and managed a number of Fidelity ® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity ® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity ® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity ® funds (2013-2016).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity ® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity ® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity ® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity ® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Arthur E. Johnson (1947)
Year of Election or Appointment: 2008
Trustee
Mr. Johnson also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Chairman (2018-2021) and Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity ® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity ® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity ® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity ® funds (2016).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Laura M. Bishop (1961)
Year of Election or Appointment: 2022
Member of the Advisory Board
Ms. Bishop also serves as a Member of the Advisory Board of other funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting).
Robert W. Helm (1957)
Year of Election or Appointment: 2021
Member of the Advisory Board
Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments (2005-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia serves as Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments. Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
William Irving (1964)
Year of Election or Appointment: 2023
Vice President
Mr. Irving also serves as Vice President of other funds. Mr. Irving serves as Head of Fidelity Asset Management Solutions (2022-present) and is an employee of Fidelity Investments. Mr. Irving serves as President and Director of Fidelity Diversifying Solutions LLC (investment adviser firm, 2023-present) and President, Director, or Vice President of certain other Fidelity entities. Previously, Mr. Irving served as Chief Investment Officer (CIO) in the Global Asset Allocation division (2020-2022).  Prior to that, he was Managing Director of Research in the Global Asset Allocation division (2018-2020) and portfolio manager of certain Fidelity ® funds (2004-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2022 to December 31, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period- C July 1, 2022 to December 31, 2022
VIP Freedom Income Portfolio℠
Initial Class	-%- D
Actual		$ 1,000	$ 988.60	$- E
Hypothetical- B		$ 1,000	$ 1,025.21	$- E
Service Class	.10%
Actual		$ 1,000	$ 987.70	$ .50
Hypothetical- B		$ 1,000	$ 1,024.70	$ .51
Service Class 2	.25%
Actual		$ 1,000	$ 986.90	$ 1.25
Hypothetical- B		$ 1,000	$ 1,023.95	$ 1.28
VIP Freedom 2005 Portfolio℠
Initial Class	-%- D
Actual		$ 1,000	$ 989.30	$- E
Hypothetical- B		$ 1,000	$ 1,025.21	$- E
Service Class	.10%
Actual		$ 1,000	$ 989.20	$ .50
Hypothetical- B		$ 1,000	$ 1,024.70	$ .51
Service Class 2	.25%
Actual		$ 1,000	$ 988.40	$ 1.25
Hypothetical- B		$ 1,000	$ 1,023.95	$ 1.28
VIP Freedom 2010 Portfolio℠
Initial Class	-%- D
Actual		$ 1,000	$ 992.20	$- E
Hypothetical- B		$ 1,000	$ 1,025.21	$- E
Service Class	.10%
Actual		$ 1,000	$ 992.80	$ .50
Hypothetical- B		$ 1,000	$ 1,024.70	$ .51
Service Class 2	.25%
Actual		$ 1,000	$ 991.90	$ 1.26
Hypothetical- B		$ 1,000	$ 1,023.95	$ 1.28
VIP Freedom 2015 Portfolio℠
Initial Class	-%- D
Actual		$ 1,000	$ 996.50	$- E
Hypothetical- B		$ 1,000	$ 1,025.21	$- E
Service Class	.10%
Actual		$ 1,000	$ 996.20	$ .50
Hypothetical- B		$ 1,000	$ 1,024.70	$ .51
Service Class 2	.25%
Actual		$ 1,000	$ 995.40	$ 1.26
Hypothetical- B		$ 1,000	$ 1,023.95	$ 1.28
VIP Freedom 2020 Portfolio℠
Initial Class	-%- D
Actual		$ 1,000	$ 1,000.50	$- E
Hypothetical- B		$ 1,000	$ 1,025.21	$- E
Service Class	.10%
Actual		$ 1,000	$ 1,000.30	$ .50
Hypothetical- B		$ 1,000	$ 1,024.70	$ .51
Service Class 2	.25%
Actual		$ 1,000	$ 998.60	$ 1.26
Hypothetical- B		$ 1,000	$ 1,023.95	$ 1.28
VIP Freedom 2025 Portfolio℠
Initial Class	-%- D
Actual		$ 1,000	$ 1,003.30	$- E
Hypothetical- B		$ 1,000	$ 1,025.21	$- E
Service Class	.10%
Actual		$ 1,000	$ 1,003.00	$ .50
Hypothetical- B		$ 1,000	$ 1,024.70	$ .51
Service Class 2	.25%
Actual		$ 1,000	$ 1,002.10	$ 1.26
Hypothetical- B		$ 1,000	$ 1,023.95	$ 1.28
VIP Freedom 2030 Portfolio℠
Initial Class	-%- D
Actual		$ 1,000	$ 1,007.90	$- E
Hypothetical- B		$ 1,000	$ 1,025.21	$- E
Service Class	.10%
Actual		$ 1,000	$ 1,007.70	$ .51
Hypothetical- B		$ 1,000	$ 1,024.70	$ .51
Service Class 2	.25%
Actual		$ 1,000	$ 1,006.10	$ 1.26
Hypothetical- B		$ 1,000	$ 1,023.95	$ 1.28
VIP Freedom 2035 Portfolio℠
Initial Class	-%- D
Actual		$ 1,000	$ 1,016.70	$- E
Hypothetical- B		$ 1,000	$ 1,025.21	$- E
Service Class	.10%
Actual		$ 1,000	$ 1,016.30	$ .51
Hypothetical- B		$ 1,000	$ 1,024.70	$ .51
Service Class 2	.25%
Actual		$ 1,000	$ 1,015.30	$ 1.27
Hypothetical- B		$ 1,000	$ 1,023.95	$ 1.28
VIP Freedom 2040 Portfolio℠
Initial Class	-%- D
Actual		$ 1,000	$ 1,024.60	$- E
Hypothetical- B		$ 1,000	$ 1,025.21	$- E
Service Class	.10%
Actual		$ 1,000	$ 1,024.10	$ .51
Hypothetical- B		$ 1,000	$ 1,024.70	$ .51
Service Class 2	.25%
Actual		$ 1,000	$ 1,023.20	$ 1.27
Hypothetical- B		$ 1,000	$ 1,023.95	$ 1.28
VIP Freedom 2045 Portfolio℠
Initial Class	-%- D
Actual		$ 1,000	$ 1,025.70	$- E
Hypothetical- B		$ 1,000	$ 1,025.21	$- E
Service Class	.10%
Actual		$ 1,000	$ 1,024.80	$ .51
Hypothetical- B		$ 1,000	$ 1,024.70	$ .51
Service Class 2	.25%
Actual		$ 1,000	$ 1,024.40	$ 1.28
Hypothetical- B		$ 1,000	$ 1,023.95	$ 1.28
VIP Freedom 2050 Portfolio℠
Initial Class	-%- D
Actual		$ 1,000	$ 1,025.70	$- E
Hypothetical- B		$ 1,000	$ 1,025.21	$- E
Service Class	.10%
Actual		$ 1,000	$ 1,025.30	$ .51
Hypothetical- B		$ 1,000	$ 1,024.70	$ .51
Service Class 2	.25%
Actual		$ 1,000	$ 1,024.00	$ 1.28
Hypothetical- B		$ 1,000	$ 1,023.95	$ 1.28
VIP Freedom 2055 Portfolio℠
Initial Class	-%- D
Actual		$ 1,000	$ 1,025.10	$- E
Hypothetical- B		$ 1,000	$ 1,025.21	$- E
Service Class	.10%
Actual		$ 1,000	$ 1,024.90	$ .51
Hypothetical- B		$ 1,000	$ 1,024.70	$ .51
Service Class 2	.25%
Actual		$ 1,000	$ 1,024.10	$ 1.28
Hypothetical- B		$ 1,000	$ 1,023.95	$ 1.28
VIP Freedom 2060 Portfolio℠
Initial Class	-%- D
Actual		$ 1,000	$ 1,025.80	$- E
Hypothetical- B		$ 1,000	$ 1,025.21	$- E
Service Class	.10%
Actual		$ 1,000	$ 1,025.00	$ .51
Hypothetical- B		$ 1,000	$ 1,024.70	$ .51
Service Class 2	.25%
Actual		$ 1,000	$ 1,024.90	$ 1.28
Hypothetical- B		$ 1,000	$ 1,023.95	$ 1.28
VIP Freedom 2065 Portfolio℠
Initial Class	-%- D
Actual		$ 1,000	$ 1,024.90	$- E
Hypothetical- B		$ 1,000	$ 1,025.21	$- E
Service Class	.10%
Actual		$ 1,000	$ 1,025.60	$ .51
Hypothetical- B		$ 1,000	$ 1,024.70	$ .51
Service Class 2	.25%
Actual		$ 1,000	$ 1,024.20	$ 1.28
Hypothetical- B		$ 1,000	$ 1,023.95	$ 1.28

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.
D   Amount represents less than .005%.

E   Amount represents less than $.005.

Distributions   (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.
The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended December 31, 2022, or, if subsequently determined to be different, the net capital gain of such year.

VIP Freedom 2010 Portfolio	$19,665,037
VIP Freedom 2015 Portfolio	$1,218,907
VIP Freedom 2020 Portfolio	$3,939,270
VIP Freedom 2035 Portfolio	$422,110
VIP Freedom 2040 Portfolio	$3,084,795
VIP Freedom 2045 Portfolio	$1,758,827
VIP Freedom 2050 Portfolio	$1,577,373
VIP Freedom 2055 Portfolio	$96,303
VIP Freedom 2060 Portfolio	$207,787
VIP Freedom 2065 Portfolio	$33,763
A percentage of the dividends distributed during the fiscal year for the following funds were derived from interest on U.S. Government securities which is generally exempt from state income tax.

VIP Freedom Income Portfolio
Initial Class	42.65%
Service Class	42.65%
Service Class 2	42.65%
VIP Freedom 2005 Portfolio
Initial Class	41.83%
Service Class	41.83%
Service Class 2	41.83%
VIP Freedom 2010 Portfolio
Initial Class	38.42%
Service Class	38.42%
Service Class 2	38.42%
VIP Freedom 2015 Portfolio
Initial Class	35.04%
Service Class	35.04%
Service Class 2	35.04%
VIP Freedom 2020 Portfolio
Initial Class	32.59%
Service Class	32.59%
Service Class 2	32.59%
VIP Freedom 2025 Portfolio
Initial Class	29.82%
Service Class	29.82%
Service Class 2	29.82%
VIP Freedom 2030 Portfolio
Initial Class	23.68%
Service Class	23.68%
Service Class 2	23.68%
VIP Freedom 2035 Portfolio
Initial Class	13.92%
Service Class	13.92%
Service Class 2	13.92%
VIP Freedom 2040 Portfolio
Initial Class	8.88%
Service Class	8.88%
Service Class 2	8.88%
VIP Freedom 2045 Portfolio
Initial Class	8.43%
Service Class	8.43%
Service Class 2	8.43%
VIP Freedom 2050 Portfolio
Initial Class	8.44%
Service Class	8.44%
Service Class 2	8.44%
VIP Freedom 2055 Portfolio
Initial Class	8.45%
Service Class	8.45%
Service Class 2	8.45%
VIP Freedom 2060 Portfolio
Initial Class	8.32%
Service Class	8.32%
Service Class 2	8.32%
VIP Freedom 2065 Portfolio
Initial Class	8.49%
Service Class	8.49%
Service Class 2	8.49%
A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

	Initial Class	Service Class	Service Class 2
VIP Freedom Income Portfolio
February 4, 2022	0%	0%	0%
December 21, 2022	4%	5%	6%
VIP Freedom 2005 Portfolio
February 4, 2022	0%	0%	0%
December 21, 2022	5%	5%	6%
VIP Freedom 2010 Portfolio
February 4, 2022	0%	0%	0%
December 21, 2022	9%	9%	11%
VIP Freedom 2015 Portfolio
February 4, 2022	0%	0%	0%
December 21, 2022	13%	14%	16%
VIP Freedom 2020 Portfolio
February 4, 2022	0%	0%	0%
December 21, 2022	17%	18%	21%
VIP Freedom 2025 Portfolio
February 4, 2022	0%	0%	0%
December 21, 2022	19%	21%	24%
VIP Freedom 2030 Portfolio
February 4, 2022	0%	0%	0%
December 21, 2022	22%	23%	26%
VIP Freedom 2035 Portfolio
February 4, 2022	0%	0%	0%
December 21, 2022	27%	29%	33%
VIP Freedom 2040 Portfolio
February 4, 2022	0%	0%	0%
December 21, 2022	34%	37%	42%
VIP Freedom 2045 Portfolio
February 4, 2022	1%	1%	1%
December 21, 2022	35%	38%	43%
VIP Freedom 2050 Portfolio
February 4, 2022	0%	0%	0%
December 21, 2022	35%	38%	43%
VIP Freedom 2055 Portfolio
February 4, 2022	2%	2%	2%
December 29, 2022	31%	34%	36%
VIP Freedom 2060 Portfolio
February 4, 2022	0%	0%	0%
December 29, 2022	31%	33%	36%
VIP Freedom 2065 Portfolio
February 4, 2022	1%	1%	1%
December 29, 2022	32%	34%	37%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
VIP Freedom Income Portfolio
Initial Class	12/21/22	$0.0284	$0.0051
Service Class	12/21/22	$0.0267	$0.0051
Service Class 2	12/21/22	$0.0213	$0.0051
VIP Freedom 2005 Portfolio
Initial Class	12/21/22	$0.0279	$0.0054
Service Class	12/21/22	$0.0256	$0.0054
Service Class 2	12/21/22	$0.0224	$0.0054
VIP Freedom 2010 Portfolio
Initial Class	12/21/22	$0.0434	$0.0071
Service Class	12/21/22	$0.0400	$0.0071
Service Class 2	12/21/22	$0.0350	$0.0071
VIP Freedom 2015 Portfolio
Initial Class	12/21/22	$0.0455	$0.0080
Service Class	12/21/22	$0.0418	$0.0080
Service Class 2	12/21/22	$0.0364	$0.0080
VIP Freedom 2020 Portfolio
Initial Class	12/21/22	$0.0588	$0.0099
Service Class	12/21/22	$0.0546	$0.0099
Service Class 2	12/21/22	$0.0475	$0.0099
VIP Freedom 2025 Portfolio
Initial Class	12/21/22	$0.0733	$0.0129
Service Class	12/21/22	$0.0682	$0.0129
Service Class 2	12/21/22	$0.0597	$0.0129
VIP Freedom 2030 Portfolio
Initial Class	12/21/22	$0.0797	$0.0141
Service Class	12/21/22	$0.0743	$0.0141
Service Class 2	12/21/22	$0.0657	$0.0141
VIP Freedom 2035 Portfolio
Initial Class	12/21/22	$0.1563	$0.0271
Service Class	12/21/22	$0.1466	$0.0271
Service Class 2	12/21/22	$0.1300	$0.0271
VIP Freedom 2040 Portfolio
Initial Class	12/21/22	$0.1644	$0.0295
Service Class	12/21/22	$0.1531	$0.0295
Service Class 2	12/21/22	$0.1354	$0.0295
VIP Freedom 2045 Portfolio
Initial Class	12/21/22	$0.1803	$0.0301
Service Class	12/21/22	$0.1685	$0.0301
Service Class 2	12/21/22	$0.1489	$0.0301
VIP Freedom 2050 Portfolio
Initial Class	12/21/22	$0.1579	$0.0273
Service Class	12/21/22	$0.1470	$0.0273
Service Class 2	12/21/22	$0.1311	$0.0273
VIP Freedom 2055 Portfolio
Initial Class	12/29/22	$0.0859	$0.0151
Service Class	12/29/22	$0.0799	$0.0151
Service Class 2	12/29/22	$0.0749	$0.0151
VIP Freedom 2060 Portfolio
Initial Class	12/29/22	$0.0841	$0.0151
Service Class	12/29/22	$0.0797	$0.0151
Service Class 2	12/29/22	$0.0738	$0.0151
VIP Freedom 2065 Portfolio
Initial Class	12/29/22	$0.0828	$0.0149
Service Class	12/29/22	$0.0774	$0.0149
Service Class 2	12/29/22	$0.0700	$0.0149

Board Approval of Investment Advisory Contracts and Management Fees

VIP Freedom Funds

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) for each fund (the Advisory Contract). The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contract, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) - Operations, Audit, Fair Valuation, and Governance and Nominating - each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all the Independent Trustees are members, meets regularly throughout the year and requests, receives and considers, among other matters, information related to the annual consideration of the renewal of each fund's Advisory Contracts before making its recommendation to the Board. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet from time to time with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2022 meeting, the Board unanimously determined to renew each fund's Advisory Contract. In reaching its determination, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contract was in the best interests of each fund and its shareholders and that the fact that no fees are payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. In reaching its determination, the Board was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided . The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of FMR, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups with responsibility for the underlying Fidelity funds in which each fund invests. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds throughout the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors.  Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services . The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by Fidelity under the Advisory Contract and under separate agreements covering transfer agency, and pricing and bookkeeping services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools.  The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family . The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds, ETFs, and share classes with innovative structures, strategies and pricing and making other enhancements to meet investor needs; (iv) broadening eligibility requirements for certain funds and share classes; (v) reducing management fees and total expenses for certain funds and classes; (vi) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (vii) rationalizing product lines and gaining increased efficiencies from fund mergers and liquidations; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (ix) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including their retirement income goals.

Investment Performance . The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the investment adviser about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for each fund for different time periods, measured against one or more appropriate securities market indices, including a customized blended index that reflects the respective weights of the fund's asset classes (each a benchmark index).The Board also receives and considers information about performance attribution. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the investment adviser the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses, including acquired fund fees and expenses, but after transaction costs, if any) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, taking into account relevant factors including the following: general market conditions; the extent to which particular underlying funds affected performance; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included, for each fund except VIP Freedom 2055 Fund, VIP Freedom 2060 Fund, and VIP Freedom 2065 Fund, net cumulative calendar year total return information for the representative class and an appropriate benchmark index for the most recent one-, three-, and five-year periods and, for VIP Freedom 2055 Fund, VIP Freedom 2060 Fund, and VIP Freedom 2065 Fund, net calendar year total return information for the representative class and an appropriate benchmark index for the most recent one-year period. No performance peer group information was considered by the Board as Fidelity advised the Board that competitor funds differ significantly in their asset allocation strategy, degree of active management and glidepath construction.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board noted that the funds do not pay FMR a management fee for investment advisory services, and that each fund bears indirectly the fees and expenses, including the management fees, paid by the underlying Fidelity funds in which it invests. The Board considered each fund's management fee and total expense ratio compared to selected groups of competitive funds and classes (referred to as "mapped groups" below) for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. Combining funds with similar investment objective categories aids the Board's comparisons of management fees and total expense ratios by broadening the competitive group used for such comparisons.

Management Fee . The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and was considered by the Board.

VIP Freedom 2005 Portfolio

VIP Freedom 2010 Portfolio

VIP Freedom 2015 Portfolio

VIP Freedom 2020 Portfolio

VIP Freedom 2025 Portfolio

VIP Freedom 2030 Portfolio

VIP Freedom 2035 Portfolio

VIP Freedom 2040 Portfolio

VIP Freedom 2045 Portfolio

VIP Freedom 2050 Portfolio

VIP Freedom 2055 Portfolio

VIP Freedom 2060 Portfolio

VIP Freedom 2065 Portfolio

VIP Freedom Income Portfolio

The Board noted that the management fee rate of 0.00% for each fund ranked below the median of its Total Mapped Group and below the median of its ASPG for 2021. The Board further noted that many peer funds pay fund-level expenses, including management fees, to which the funds are not subject.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio . In its review of the total expense ratio of the representative class (Initial Class) of each fund, the Board noted that each fund invests in a class of shares of the underlying Fidelity fund that does not charge a 12b-1 fee. The Board considered that the funds do not pay transfer agent fees. Instead, the applicable class of each underlying Fidelity fund bears its pro rata portion of each fund's transfer agent fee according to the percentage of each fund's assets invested in that underlying fund. The Board further noted that FMR pays all other expenses of each fund, with limited exceptions. Each fund's representative class is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison, which focuses on the total expenses of the representative class relative to a subset of non-Fidelity funds within the similar sales load structure group that are similar in size and management fee structure. The total expense ASPG is limited to 15 larger and 15 smaller classes of different funds, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in expenses relating to these items.

The Board noted that the total net expense ratio of the Initial Class of each fund ranked below the similar sales load structure group competitive median for 2021. The Board also noted that the total net expense ratio of the Initial Class (i) ranked below the ASPG competitive median for 2021 for VIP Freedom Income Portfolio, VIP Freedom 2005 Portfolio, VIP Freedom 2010 Portfolio, VIP Freedom 2015 Portfolio, and VIP Freedom 2020 Portfolio; and (ii) ranked above the ASPG competitive median for 2021 for VIP Freedom 2025 Portfolio, VIP Freedom 2030 Portfolio, VIP Freedom 2035 Portfolio, VIP Freedom 2040 Portfolio, VIP Freedom 2045 Portfolio, VIP Freedom 2050 Portfolio, VIP Freedom 2055 Portfolio, VIP Freedom 2060 Portfolio, and VIP Freedom 2065 Portfolio. The Board noted Fidelity's explanation that these funds were above the ASPG competitive median for 2021 primarily due to higher international equity allocations relative to competitors.

The Board noted that each fund offers multiple classes, each of which has a different 12b-1 fee structure than the others, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes of each fund vary primarily by the level of their 12b-1 fees.

Fees Charged to Other Fidelity Clients . The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of each fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability . The Board considered the level of Fidelity's profits in respect of all the Fidelity funds, including the Fidelity funds in which the funds invest.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund were not relevant to the renewal of each fund's Advisory Contract because the funds do not pay management fees and FMR pays all other expenses of each fund, with limited exceptions.

Economies of Scale . The Board concluded that because the funds do not pay management fees and FMR pays all other expenses of each fund, with limited exceptions, economies of scale cannot be realized by the funds, but may be realized by the other Fidelity funds in which each fund invests, many of which may benefit from breakpoints under the group fee arrangement.

Additional Information Requested by the Board . In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) the extent to which current market conditions have affected retention and recruitment of personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent, pricing and bookkeeping fees, expense and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the changes in flows for different types of funds; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; and (ix) explanations regarding the relative total expense ratios and management fees of certain funds and classes, total expense and management fee competitive trends, and methodologies for total expense and management fee competitive comparisons. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable and that each fund's Advisory Contract should be renewed.

1.826371.118
VIPFF2K-ANN-0323
Fidelity® Variable Insurance Products:

Investor Freedom Income® Portfolio
Investor Freedom® 2005 Portfolio
Investor Freedom® 2010 Portfolio
Investor Freedom® 2015 Portfolio
Investor Freedom® 2020 Portfolio
Investor Freedom® 2025 Portfolio
Investor Freedom® 2030 Portfolio

Annual Report
December 31, 2022

Contents

Performance
Management's Discussion of Fund Performance
VIP Investor Freedom Income Portfolio℠
Investment Summary
Schedule of Investments
Financial Statements
VIP Investor Freedom 2005 Portfolio℠
Investment Summary
Schedule of Investments
Financial Statements
VIP Investor Freedom 2010 Portfolio℠
Investment Summary
Schedule of Investments
Financial Statements
VIP Investor Freedom 2015 Portfolio℠
Investment Summary
Schedule of Investments
Financial Statements
VIP Investor Freedom 2020 Portfolio℠
Investment Summary
Schedule of Investments
Financial Statements
VIP Investor Freedom 2025 Portfolio℠
Investment Summary
Schedule of Investments
Financial Statements
VIP Investor Freedom 2030 Portfolio℠
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.
Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Funds nor Fidelity Distributors Corporation is a bank.

VIP Investor Freedom Income Portfolio℠
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2022	Past 1 year	Past 5 years	Past 10 years
VIP Investor Freedom Income Portfolio	-12.03%	1.94%	3.12%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in  VIP Investor Freedom Income Portfolio on December 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg U.S. Aggregate Bond Index performed over the same period.

VIP Investor Freedom 2005 Portfolio℠
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2022	Past 1 year	Past 5 years	Past 10 years
VIP Investor Freedom 2005 Portfolio	-12.40%	2.26%	4.04%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in  VIP Investor Freedom 2005 Portfolio on December 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg U.S. Aggregate Bond Index performed over the same period.

VIP Investor Freedom 2010 Portfolio℠
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2022	Past 1 year	Past 5 years	Past 10 years
VIP Investor Freedom 2010 Portfolio	-13.50%	2.76%	4.89%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in  VIP Investor Freedom 2010 Portfolio on December 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg U.S. Aggregate Bond Index performed over the same period.

VIP Investor Freedom 2015 Portfolio℠
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2022	Past 1 year	Past 5 years	Past 10 years
VIP Investor Freedom 2015 Portfolio	-14.58%	3.26%	5.47%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in  VIP Investor Freedom 2015 Portfolio on December 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg U.S. Aggregate Bond Index performed over the same period.

VIP Investor Freedom 2020 Portfolio℠
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2022	Past 1 year	Past 5 years	Past 10 years
VIP Investor Freedom 2020 Portfolio	-15.83%	3.67%	6.00%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in  VIP Investor Freedom 2020 Portfolio on December 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg U.S. Aggregate Bond Index performed over the same period.

VIP Investor Freedom 2025 Portfolio℠
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2022	Past 1 year	Past 5 years	Past 10 years
VIP Investor Freedom 2025 Portfolio	-16.45%	4.06%	6.72%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in  VIP Investor Freedom 2025 Portfolio on December 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

VIP Investor Freedom 2030 Portfolio℠
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2022	Past 1 year	Past 5 years	Past 10 years
VIP Investor Freedom 2030 Portfolio	-16.91%	4.55%	7.42%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in  VIP Investor Freedom 2030 Portfolio on December 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
Asset prices around the world experienced a synchronous downturn for most of 2022, as a multitude of crosscurrents challenged the global economy and financial markets. Persistently high inflation in some markets, exacerbated by energy price shocks from the Russia-Ukraine conflict, spurred the U.S. Federal Reserve and other central banks to aggressively tighten monetary policy. This led to a broad retreat from risk and declining prices for stocks and bonds through September. In Q4, markets experienced a sharp reversal amid optimism on inflation and policy easing, and riskier assets rallied to cap a tumultuous year.
International equities returned -15.86% in 2022, according to the MSCI ACWI (All Country World Index) ex USA Index. By region, emerging markets (-20%) and Europe ex U.K. (-17%) notably lagged. Conversely, the U.K. (-4%) held up best, followed by Asia Pacific ex Japan (-8%). Among the 11 sectors, information technology (-34%) fared worst. Communication services and consumer discretionary (-21% each) also trailed the broader market. In contrast, energy gained 9% amid elevated prices for oil and natural gas.
U.S. stocks returned -19.53% for the year, as measured by the Dow Jones U.S. Total Stock Market Index. Among sectors, communication services (-41%) lagged most, followed by consumer discretionary (-37%). Conversely, energy (+63%) led by a wide margin. The defensive utilities (+1%) sector also notably outperformed. Value stocks handily outpaced growth among all market capitalizations. Commodities gained 16.09%, according to the Bloomberg Commodity Index Total Return.
U.S. taxable investment-grade bonds returned -13.01% in 2022, per the Bloomberg U.S. Aggregate Bond Index, amid soaring inflation and rising interest rates. The Fed raised its benchmark rate seven times, by 4.25 percentage points, while allowing up to billions in U.S. Treasuries and mortgage bonds to mature monthly without investing the proceeds. U.S. investment-grade corporate bonds (-15.26%) trailed U.S. Treasuries (-12.46%), while commercial mortgage-backed securities (-10.91%) and agencies (-7.87%) also lost ground. Outside the index, leveraged loans (-0.61%) bested the returns for Treasury Inflation-Protected Securities (-11.85%), U.S. high-yield bonds (-11.21%) and emerging-markets debt (-16.45%).
Comments from Co-Portfolio Managers Andrew Dierdorf and Brett Sumsion:
For the year, the share classes of each VIP Investor Freedom Fund posted a return ranging from about -12% for VIP Investor Freedom Income Portfolio to roughly -17% for VIP Investor Freedom 2030 Portfolio. Each Portfolio underperformed its Composite index in 2022.   Versus Composites, performance among the underlying investment funds caused the Portfolios' underperformance for the year. In particular, active security selection among non-U.S. equities detracted the most value, particularly among developed-markets equities. In this category, Fidelity ® VIP Overseas Portfolio (-24.54%) underperformed its benchmark, the MSCI EAFE Index (-14.27%). Portfolio managers among underlying U.S. investment-grade bond funds also detracted from relative results, as did an underweighting in the asset class. An allocation to Fidelity ® VIP Investment Grade Bond Portfolio notably hurt, as it lagged its benchmark, the Bloomberg U.S. Aggregate Bond Index. Conversely, top-down, active asset allocation decisions modestly contributed to the Portfolios' relative performance overall. Underweighting U.S. equities contributed the most, as this was one of the weaker-performing asset classes in 2022. A non-Composite allocation to high-yield bonds also added relative value, along with an overweighting in developed-markets equities. Elsewhere, outperformance among the underlying U.S. equity funds contributed to relative performance, especially investments in VIP Growth & Income Fund (-5.01%) and VIP Growth Portfolio (-24.51%), each of which outperformed its benchmark the past 12 months.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

VIP Investor Freedom Income Portfolio℠
Investment Summary December 31, 2022 (Unaudited)
The information in the following table is based on the direct Investments of the Fund.
Top Holdings (% of Fund's net assets)

VIP Investment Grade Bond II Portfolio - Investor Class	36.8
VIP Government Money Market Portfolio Investor Class 4.00%	19.8
Fidelity Inflation-Protected Bond Index Fund	17.1
VIP Overseas Portfolio Investor Class	6.6
VIP Emerging Markets Portfolio Investor Class	6.0
Fidelity Long-Term Treasury Bond Index Fund	3.6
Fidelity International Bond Index Fund	2.6
VIP High Income Portfolio Investor Class	1.7
VIP Growth Portfolio Investor Class	1.6
VIP Growth & Income Portfolio Investor Class	1.1
96.9

Asset Allocation (% of Fund's net assets)

Percentages shown as 0.0% may reflect amounts less than 0.05%.

VIP Investor Freedom Income Portfolio℠
Schedule of Investments December 31, 2022
Showing Percentage of Net Assets
Domestic Equity Funds - 5.8%
	Shares	Value ($)
VIP Contrafund Portfolio Investor Class (a)	19,358	727,092
VIP Equity-Income Portfolio Investor Class (a)	27,867	651,519
VIP Growth & Income Portfolio Investor Class (a)	35,305	843,093
VIP Growth Portfolio Investor Class (a)	16,099	1,142,071
VIP Mid Cap Portfolio Investor Class (a)	6,272	203,342
VIP Value Portfolio Investor Class (a)	28,165	470,075
VIP Value Strategies Portfolio Investor Class (a)	16,353	232,868
TOTAL DOMESTIC EQUITY FUNDS (Cost $2,815,019)		4,270,060

International Equity Funds - 12.6%
	Shares	Value ($)
VIP Emerging Markets Portfolio Investor Class (a)	442,299	4,343,381
VIP Overseas Portfolio Investor Class (a)	224,281	4,846,719
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $7,882,985)		9,190,100

Bond Funds - 61.8%
	Shares	Value ($)
Fidelity Inflation-Protected Bond Index Fund (a)	1,385,289	12,495,310
Fidelity International Bond Index Fund (a)	211,486	1,863,191
Fidelity Long-Term Treasury Bond Index Fund (a)	262,154	2,658,239
VIP High Income Portfolio Investor Class (a)	275,558	1,206,943
VIP Investment Grade Bond II Portfolio - Investor Class (a)	2,888,179	26,831,185
TOTAL BOND FUNDS (Cost $49,251,136)		45,054,868

Short-Term Funds - 19.8%
	Shares	Value ($)
VIP Government Money Market Portfolio Investor Class 4.00% (a)(b) (Cost $14,433,381)	14,433,381	14,433,381

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $74,382,521)	72,948,409
NET OTHER ASSETS (LIABILITIES) - 0.0%	54
NET ASSETS - 100.0%	72,948,463

Legend

(a)	Affiliated Fund
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Inflation-Protected Bond Index Fund	14,893,005	4,536,069	4,164,226	1,017,883	(209,777)	(2,559,761)	12,495,310
Fidelity International Bond Index Fund	1,533,905	1,175,012	608,314	19,196	(39,934)	(197,478)	1,863,191
Fidelity Long-Term Treasury Bond Index Fund	2,840,989	1,799,934	1,011,214	70,136	(111,532)	(859,938)	2,658,239
VIP Contrafund Portfolio Investor Class	1,224,565	596,550	730,718	44,230	(13,760)	(349,545)	727,092
VIP Emerging Markets Portfolio Investor Class	6,950,320	1,905,862	3,006,213	81,002	(382,255)	(1,124,333)	4,343,381
VIP Equity-Income Portfolio Investor Class	1,295,195	475,365	1,007,676	35,654	75,473	(186,838)	651,519
VIP Government Money Market Portfolio Investor Class 4.00%	20,946,846	2,475,091	8,988,556	210,044	-	-	14,433,381
VIP Growth & Income Portfolio Investor Class	1,474,368	629,682	1,156,190	31,480	161,077	(265,844)	843,093
VIP Growth Portfolio Investor Class	1,252,318	1,190,437	894,322	90,161	(50,117)	(356,245)	1,142,071
VIP High Income Portfolio Investor Class	2,042,784	207,286	776,987	64,749	(76,874)	(189,266)	1,206,943
VIP Investment Grade Bond II Portfolio - Investor Class	-	34,449,521	5,499,951	500,252	(174,341)	(1,944,044)	26,831,185
VIP Investment Grade Bond Portfolio Investor Class	39,134,218	3,186,523	37,336,203	1,811,764	(3,532,546)	(1,451,992)	-
VIP Mid Cap Portfolio Investor Class	359,298	124,564	211,356	18,208	(331)	(68,833)	203,342
VIP Overseas Portfolio Investor Class	7,064,767	2,425,332	2,682,856	106,509	(418,844)	(1,541,680)	4,846,719
VIP Value Portfolio Investor Class	949,105	297,138	709,612	28,084	101,985	(168,541)	470,075
VIP Value Strategies Portfolio Investor Class	465,198	125,644	311,619	15,816	55,528	(101,883)	232,868
	102,426,881	55,600,010	69,096,013	4,145,168	(4,616,248)	(11,366,221)	72,948,409

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.
Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Domestic Equity Funds	4,270,060	4,270,060	-	-

International Equity Funds	9,190,100	9,190,100	-	-

Bond Funds	45,054,868	45,054,868	-	-

Short-Term Funds	14,433,381	14,433,381	-	-
Total Investments in Securities:	72,948,409	72,948,409	-	-
VIP Investor Freedom Income Portfolio℠
Financial Statements
Statement of Assets and Liabilities
			December 31, 2022

Assets
Investment in securities, at value - See accompanying schedule:	$
Affiliated issuers (cost $74,382,521)		72,948,409

Total Investment in Securities (cost $74,382,521)			$72,948,409
Cash			33
Receivable for investments sold			470,414
Receivable for fund shares sold			19,638
Total assets			73,438,494
Liabilities
Payable for investments purchased		$490,013
Payable for fund shares redeemed		18
Total Liabilities			490,031
Net Assets			$72,948,463
Net Assets consist of:
Paid in capital			$76,221,459
Total accumulated earnings (loss)			(3,272,996)
Net Assets			$72,948,463
Net Asset Value , offering price and redemption price per share ($72,948,463 ÷ 6,933,909 shares)			$10.52

Statement of Operations
		Year ended December 31, 2022
Investment Income
Dividends:
Affiliated issuers		2,059,812
Expenses
Independent trustees' fees and expenses	279
Total Expenses		279
Net Investment income (loss)		2,059,533
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Affiliated issuers	(4,616,248)
Capital gain distributions from underlying funds:
Affiliated issuers	2,085,356
Total net realized gain (loss)		(2,530,892)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Affiliated issuers	(11,366,221)
Total change in net unrealized appreciation (depreciation)		(11,366,221)
Net gain (loss)		(13,897,113)
Net increase (decrease) in net assets resulting from operations		$(11,837,580)
Statement of Changes in Net Assets

	Year ended December 31, 2022	Year ended December 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,059,533	$1,881,636
Net realized gain (loss)	(2,530,892)	3,847,569
Change in net unrealized appreciation (depreciation)	(11,366,221)	(2,516,909)
Net increase (decrease) in net assets resulting from operations	(11,837,580)	3,212,296
Distributions to shareholders	(4,897,893)	(3,665,175)
Share transactions
Proceeds from sales of shares	3,284,310	16,910,466
Reinvestment of distributions	4,897,893	3,665,175
Cost of shares redeemed	(20,925,183)	(15,585,140)
Net increase (decrease) in net assets resulting from share transactions	(12,742,980)	4,990,501
Total increase (decrease) in net assets	(29,478,453)	4,537,622

Net Assets
Beginning of period	102,426,916	97,889,294
End of period	$72,948,463	$102,426,916

Other Information
Shares
Sold	285,251	1,336,934
Issued in reinvestment of distributions	425,642	291,689
Redeemed	(1,891,824)	(1,231,887)
Net increase (decrease)	(1,180,931)	396,736

Financial Highlights
VIP Investor Freedom Income Portfolio

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$12.62	$12.68	$11.91	$11.10	$11.67
Income from Investment Operations
Net investment income (loss) A,B	.27	.24	.16	.26	.21
Net realized and unrealized gain (loss)	(1.74)	.17	1.06	1.05	(.45)
Total from investment operations	(1.47)	.41	1.22	1.31	(.24)
Distributions from net investment income	(.25)	(.13)	(.16)	(.25)	(.20)
Distributions from net realized gain	(.38)	(.34)	(.29)	(.25)	(.13)
Total distributions	(.63)	(.47)	(.45)	(.50)	(.33)
Net asset value, end of period	$10.52	$12.62	$12.68	$11.91	$11.10
Total Return C,D	(12.03)%	3.28%	10.40%	12.02%	(2.03)%
Ratios to Average Net Assets B,E,F
Expenses before reductions G	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any G	-%	-%	-%	-%	-%
Expenses net of all reductions G	-%	-%	-%	-%	-%
Net investment income (loss)	2.44%	1.88%	1.32%	2.19%	1.79%
Supplemental Data
Net assets, end of period (000 omitted)	$72,948	$102,427	$97,889	$85,736	$74,748
Portfolio turnover rate H	65%	27%	49%	25%	42%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

G Amount represents less than .005%.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Investor Freedom 2005 Portfolio℠
Investment Summary December 31, 2022 (Unaudited)
The information in the following table is based on the direct Investments of the Fund.
Top Holdings (% of Fund's net assets)

VIP Investment Grade Bond II Portfolio - Investor Class	36.4
VIP Government Money Market Portfolio Investor Class 4.00%	19.0
Fidelity Inflation-Protected Bond Index Fund	17.0
VIP Overseas Portfolio Investor Class	7.0
VIP Emerging Markets Portfolio Investor Class	6.1
Fidelity Long-Term Treasury Bond Index Fund	3.7
Fidelity International Bond Index Fund	2.6
VIP Growth Portfolio Investor Class	1.8
VIP High Income Portfolio Investor Class	1.6
VIP Growth & Income Portfolio Investor Class	1.3
96.5

Asset Allocation (% of Fund's net assets)

Percentages shown as 0.0% may reflect amounts less than 0.05%.

VIP Investor Freedom 2005 Portfolio℠
Schedule of Investments December 31, 2022
Showing Percentage of Net Assets
Domestic Equity Funds - 6.6%
	Shares	Value ($)
VIP Contrafund Portfolio Investor Class (a)	6,539	245,605
VIP Equity-Income Portfolio Investor Class (a)	9,413	220,078
VIP Growth & Income Portfolio Investor Class (a)	11,926	284,788
VIP Growth Portfolio Investor Class (a)	5,438	385,777
VIP Mid Cap Portfolio Investor Class (a)	2,119	68,684
VIP Value Portfolio Investor Class (a)	9,514	158,786
VIP Value Strategies Portfolio Investor Class (a)	5,524	78,658
TOTAL DOMESTIC EQUITY FUNDS (Cost $919,612)		1,442,376

International Equity Funds - 13.1%
	Shares	Value ($)
VIP Emerging Markets Portfolio Investor Class (a)	135,312	1,328,760
VIP Overseas Portfolio Investor Class (a)	70,750	1,528,917
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $2,342,294)		2,857,677

Bond Funds - 61.3%
	Shares	Value ($)
Fidelity Inflation-Protected Bond Index Fund (a)	410,280	3,700,726
Fidelity International Bond Index Fund (a)	64,218	565,761
Fidelity Long-Term Treasury Bond Index Fund (a)	79,872	809,905
VIP High Income Portfolio Investor Class (a)	82,382	360,831
VIP Investment Grade Bond II Portfolio - Investor Class (a)	854,073	7,934,340
TOTAL BOND FUNDS (Cost $14,550,940)		13,371,563

Short-Term Funds - 19.0%
	Shares	Value ($)
VIP Government Money Market Portfolio Investor Class 4.00% (a)(b) (Cost $4,135,191)	4,135,191	4,135,191

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $21,948,037)	21,806,807
NET OTHER ASSETS (LIABILITIES) - 0.0%	6
NET ASSETS - 100.0%	21,806,813

Legend

(a)	Affiliated Fund
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Inflation-Protected Bond Index Fund	4,326,793	1,468,231	1,265,242	305,097	(53,551)	(775,505)	3,700,726
Fidelity International Bond Index Fund	475,255	369,629	204,237	6,057	(14,261)	(60,625)	565,761
Fidelity Long-Term Treasury Bond Index Fund	873,470	561,604	318,560	22,215	(25,808)	(280,801)	809,905
VIP Contrafund Portfolio Investor Class	462,919	181,211	263,490	15,585	18,745	(153,780)	245,605
VIP Emerging Markets Portfolio Investor Class	2,189,325	653,524	1,025,484	25,125	(86,393)	(402,212)	1,328,760
VIP Equity-Income Portfolio Investor Class	489,651	136,258	364,478	12,355	34,264	(75,617)	220,078
VIP Government Money Market Portfolio Investor Class 4.00%	5,765,973	819,679	2,450,461	60,815	-	-	4,135,191
VIP Growth & Income Portfolio Investor Class	557,367	188,768	422,388	10,948	109,171	(148,130)	284,788
VIP Growth Portfolio Investor Class	473,451	382,419	320,677	32,756	(16,195)	(133,221)	385,777
VIP High Income Portfolio Investor Class	612,507	67,063	237,672	19,570	(26,551)	(54,516)	360,831
VIP Investment Grade Bond II Portfolio - Investor Class	-	10,625,016	2,046,057	151,934	(61,978)	(582,641)	7,934,340
VIP Investment Grade Bond Portfolio Investor Class	11,429,832	1,041,738	10,997,356	529,678	(898,182)	(576,032)	-
VIP Mid Cap Portfolio Investor Class	135,837	39,123	80,362	6,509	980	(26,894)	68,684
VIP Overseas Portfolio Investor Class	2,381,563	807,910	996,177	34,857	(40,470)	(623,909)	1,528,917
VIP Value Portfolio Investor Class	358,807	89,401	265,531	10,039	49,054	(72,945)	158,786
VIP Value Strategies Portfolio Investor Class	175,881	36,657	116,856	5,566	26,253	(43,277)	78,658
	30,708,631	17,468,231	21,375,028	1,249,106	(984,922)	(4,010,105)	21,806,807

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.
Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Domestic Equity Funds	1,442,376	1,442,376	-	-

International Equity Funds	2,857,677	2,857,677	-	-

Bond Funds	13,371,563	13,371,563	-	-

Short-Term Funds	4,135,191	4,135,191	-	-
Total Investments in Securities:	21,806,807	21,806,807	-	-
VIP Investor Freedom 2005 Portfolio℠
Financial Statements
Statement of Assets and Liabilities
			December 31, 2022

Assets
Investment in securities, at value - See accompanying schedule:	$
Affiliated issuers (cost $21,948,037)		21,806,807

Total Investment in Securities (cost $21,948,037)			$21,806,807
Receivable for investments sold			133,980
Total assets			21,940,787
Liabilities
Payable for investments purchased		133,847
Payable for fund shares redeemed		127
Total Liabilities			133,974
Net Assets			$21,806,813
Net Assets consist of:
Paid in capital			$22,057,551
Total accumulated earnings (loss)			(250,738)
Net Assets			$21,806,813
Net Asset Value , offering price and redemption price per share ($21,806,813 ÷ 2,087,309 shares)			$10.45

Statement of Operations
		Year ended December 31, 2022
Investment Income
Dividends:
Affiliated issuers		622,983
Expenses
Independent trustees' fees and expenses	86
Total Expenses		86
Net Investment income (loss)		622,897
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Affiliated issuers	(984,922)
Capital gain distributions from underlying funds:
Affiliated issuers	626,123
Total net realized gain (loss)		(358,799)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Affiliated issuers	(4,010,105)
Total change in net unrealized appreciation (depreciation)		(4,010,105)
Net gain (loss)		(4,368,904)
Net increase (decrease) in net assets resulting from operations		$(3,746,007)
Statement of Changes in Net Assets

	Year ended December 31, 2022	Year ended December 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$622,897	$579,791
Net realized gain (loss)	(358,799)	2,113,026
Change in net unrealized appreciation (depreciation)	(4,010,105)	(1,170,321)
Net increase (decrease) in net assets resulting from operations	(3,746,007)	1,522,496
Distributions to shareholders	(2,286,632)	(1,372,181)
Share transactions
Proceeds from sales of shares	1,272,194	8,476,320
Reinvestment of distributions	2,286,632	1,372,181
Cost of shares redeemed	(6,428,005)	(15,465,345)
Net increase (decrease) in net assets resulting from share transactions	(2,869,179)	(5,616,844)
Total increase (decrease) in net assets	(8,901,818)	(5,466,529)

Net Assets
Beginning of period	30,708,631	36,175,160
End of period	$21,806,813	$30,708,631

Other Information
Shares
Sold	113,171	657,614
Issued in reinvestment of distributions	198,161	106,449
Redeemed	(593,934)	(1,183,200)
Net increase (decrease)	(282,602)	(419,137)

Financial Highlights
VIP Investor Freedom 2005 Portfolio

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$12.96	$12.97	$12.20	$11.17	$11.85
Income from Investment Operations
Net investment income (loss) A,B	.27	.21	.16	.25	.20
Net realized and unrealized gain (loss)	(1.80)	.31	1.16	1.28	(.56)
Total from investment operations	(1.53)	.52	1.32	1.53	(.36)
Distributions from net investment income	(.25)	(.14)	(.17)	(.26)	(.20)
Distributions from net realized gain	(.73)	(.39)	(.38)	(.24)	(.13)
Total distributions	(.98)	(.53)	(.55)	(.50)	(.32) C
Net asset value, end of period	$10.45	$12.96	$12.97	$12.20	$11.17
Total Return D,E	(12.40)%	4.09%	11.08%	13.89%	(3.04)%
Ratios to Average Net Assets B,F,G
Expenses before reductions H	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any H	-%	-%	-%	-%	-%
Expenses net of all reductions H	-%	-%	-%	-%	-%
Net investment income (loss)	2.39%	1.60%	1.32%	2.12%	1.70%
Supplemental Data
Net assets, end of period (000 omitted)	$21,807	$30,709	$36,175	$33,315	$28,603
Portfolio turnover rate I	67%	42%	51%	35%	42%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total distributions per share do not sum due to rounding.

D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount represents less than .005%.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Investor Freedom 2010 Portfolio℠
Investment Summary December 31, 2022 (Unaudited)
The information in the following table is based on the direct Investments of the Fund.
Top Holdings (% of Fund's net assets)

VIP Investment Grade Bond II Portfolio - Investor Class	33.6
Fidelity Inflation-Protected Bond Index Fund	15.9
VIP Government Money Market Portfolio Investor Class 4.00%	13.5
VIP Overseas Portfolio Investor Class	9.5
VIP Emerging Markets Portfolio Investor Class	7.1
Fidelity Long-Term Treasury Bond Index Fund	3.9
VIP Growth Portfolio Investor Class	3.2
Fidelity International Bond Index Fund	2.9
VIP Growth & Income Portfolio Investor Class	2.4
VIP Contrafund Portfolio Investor Class	2.0
94.0

Asset Allocation (% of Fund's net assets)

Percentages shown as 0.0% may reflect amounts less than 0.05%.

VIP Investor Freedom 2010 Portfolio℠
Schedule of Investments December 31, 2022
Showing Percentage of Net Assets
Domestic Equity Funds - 12.0%
	Shares	Value ($)
VIP Contrafund Portfolio Investor Class (a)	34,020	1,277,786
VIP Equity-Income Portfolio Investor Class (a)	48,973	1,144,980
VIP Growth & Income Portfolio Investor Class (a)	62,044	1,481,623
VIP Growth Portfolio Investor Class (a)	28,291	2,006,992
VIP Mid Cap Portfolio Investor Class (a)	11,022	357,323
VIP Value Portfolio Investor Class (a)	49,495	826,077
VIP Value Strategies Portfolio Investor Class (a)	28,737	409,218
TOTAL DOMESTIC EQUITY FUNDS (Cost $5,260,704)		7,503,999

International Equity Funds - 16.6%
	Shares	Value ($)
VIP Emerging Markets Portfolio Investor Class (a)	453,457	4,452,950
VIP Overseas Portfolio Investor Class (a)	277,035	5,986,718
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $9,165,886)		10,439,668

Bond Funds - 57.9%
	Shares	Value ($)
Fidelity Inflation-Protected Bond Index Fund (a)	1,104,139	9,959,332
Fidelity International Bond Index Fund (a)	204,792	1,804,215
Fidelity Long-Term Treasury Bond Index Fund (a)	243,412	2,468,200
VIP High Income Portfolio Investor Class (a)	237,084	1,038,426
VIP Investment Grade Bond II Portfolio - Investor Class (a)	2,267,450	21,064,614
TOTAL BOND FUNDS (Cost $40,084,101)		36,334,787

Short-Term Funds - 13.5%
	Shares	Value ($)
VIP Government Money Market Portfolio Investor Class 4.00% (a)(b) (Cost $8,440,640)	8,440,640	8,440,640

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $62,951,331)	62,719,094
NET OTHER ASSETS (LIABILITIES) - 0.0%	23
NET ASSETS - 100.0%	62,719,117

Legend

(a)	Affiliated Fund
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Inflation-Protected Bond Index Fund	10,897,566	3,674,923	2,476,757	813,419	(115,270)	(2,021,130)	9,959,332
Fidelity International Bond Index Fund	1,439,406	1,033,011	445,618	18,139	(27,259)	(195,325)	1,804,215
Fidelity Long-Term Treasury Bond Index Fund	2,494,701	1,581,062	739,194	63,124	(49,748)	(818,621)	2,468,200
VIP Contrafund Portfolio Investor Class	2,085,629	660,595	862,846	76,311	24,449	(630,041)	1,277,786
VIP Emerging Markets Portfolio Investor Class	6,967,200	1,732,470	2,788,236	82,568	(320,135)	(1,138,349)	4,452,950
VIP Equity-Income Portfolio Investor Class	2,205,984	403,022	1,284,330	62,450	83,999	(263,695)	1,144,980
VIP Government Money Market Portfolio Investor Class 4.00%	11,923,262	1,843,550	5,326,172	117,008	-	-	8,440,640
VIP Growth & Income Portfolio Investor Class	2,511,130	594,905	1,458,984	55,031	371,588	(537,016)	1,481,623
VIP Growth Portfolio Investor Class	2,133,108	1,648,770	1,098,884	151,406	(52,804)	(623,198)	2,006,992
VIP High Income Portfolio Investor Class	1,701,438	154,893	597,229	55,488	(67,597)	(153,079)	1,038,426
VIP Investment Grade Bond II Portfolio - Investor Class	-	26,233,918	3,560,466	390,771	(125,871)	(1,482,967)	21,064,614
VIP Investment Grade Bond Portfolio Investor Class	29,095,654	2,242,492	27,690,210	1,321,520	(2,775,334)	(872,602)	-
VIP Mid Cap Portfolio Investor Class	611,952	138,315	277,774	30,866	1,131	(116,301)	357,323
VIP Overseas Portfolio Investor Class	8,800,720	2,654,043	3,127,135	130,211	(370,302)	(1,970,608)	5,986,718
VIP Value Portfolio Investor Class	1,616,492	264,757	951,459	47,965	151,195	(254,908)	826,077
VIP Value Strategies Portfolio Investor Class	792,351	108,731	416,602	27,219	78,636	(153,898)	409,218
	85,276,593	44,969,457	53,101,896	3,443,496	(3,193,322)	(11,231,738)	62,719,094

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.
Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Domestic Equity Funds	7,503,999	7,503,999	-	-

International Equity Funds	10,439,668	10,439,668	-	-

Bond Funds	36,334,787	36,334,787	-	-

Short-Term Funds	8,440,640	8,440,640	-	-
Total Investments in Securities:	62,719,094	62,719,094	-	-
VIP Investor Freedom 2010 Portfolio℠
Financial Statements
Statement of Assets and Liabilities
			December 31, 2022

Assets
Investment in securities, at value - See accompanying schedule:	$
Affiliated issuers (cost $62,951,331)		62,719,094

Total Investment in Securities (cost $62,951,331)			$62,719,094
Cash			11
Receivable for investments sold			613,091
Total assets			63,332,196
Liabilities
Payable for investments purchased		435,088
Payable for fund shares redeemed		177,991
Total Liabilities			613,079
Net Assets			$62,719,117
Net Assets consist of:
Paid in capital			$63,866,389
Total accumulated earnings (loss)			(1,147,272)
Net Assets			$62,719,117
Net Asset Value , offering price and redemption price per share ($62,719,117 ÷ 5,565,415 shares)			$11.27

Statement of Operations
		Year ended December 31, 2022
Investment Income
Dividends:
Affiliated issuers		1,682,787
Expenses
Independent trustees' fees and expenses	230
Total Expenses		230
Net Investment income (loss)		1,682,557
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Affiliated issuers	(3,193,322)
Capital gain distributions from underlying funds:
Affiliated issuers	1,760,709
Total net realized gain (loss)		(1,432,613)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Affiliated issuers	(11,231,738)
Total change in net unrealized appreciation (depreciation)		(11,231,738)
Net gain (loss)		(12,664,351)
Net increase (decrease) in net assets resulting from operations		$(10,981,794)
Statement of Changes in Net Assets

	Year ended December 31, 2022	Year ended December 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,682,557	$1,522,787
Net realized gain (loss)	(1,432,613)	4,298,014
Change in net unrealized appreciation (depreciation)	(11,231,738)	(1,263,796)
Net increase (decrease) in net assets resulting from operations	(10,981,794)	4,557,005
Distributions to shareholders	(5,022,721)	(3,374,407)
Share transactions
Proceeds from sales of shares	1,780,571	10,948,214
Reinvestment of distributions	5,022,721	3,374,407
Cost of shares redeemed	(13,356,265)	(6,236,356)
Net increase (decrease) in net assets resulting from share transactions	(6,552,973)	8,086,265
Total increase (decrease) in net assets	(22,557,488)	9,268,863

Net Assets
Beginning of period	85,276,605	76,007,742
End of period	$62,719,117	$85,276,605

Other Information
Shares
Sold	149,502	788,288
Issued in reinvestment of distributions	402,140	245,170
Redeemed	(1,106,309)	(448,941)
Net increase (decrease)	(554,667)	584,517

Financial Highlights
VIP Investor Freedom 2010 Portfolio

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$13.93	$13.73	$12.84	$11.79	$12.78
Income from Investment Operations
Net investment income (loss) A,B	.29	.26	.17	.27	.20
Net realized and unrealized gain (loss)	(2.10)	.52	1.37	1.57	(.71)
Total from investment operations	(1.81)	.78	1.54	1.84	(.51)
Distributions from net investment income	(.26)	(.14)	(.17)	(.26)	(.21)
Distributions from net realized gain	(.59)	(.44)	(.49)	(.53)	(.27)
Total distributions	(.85)	(.58)	(.65) C	(.79)	(.48)
Net asset value, end of period	$11.27	$13.93	$13.73	$12.84	$11.79
Total Return D,E	(13.50)%	5.81%	12.40%	16.10%	(4.06)%
Ratios to Average Net Assets B,F,G
Expenses before reductions H	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any H	-%	-%	-%	-%	-%
Expenses net of all reductions H	-%	-%	-%	-%	-%
Net investment income (loss)	2.40%	1.87%	1.33%	2.15%	1.57%
Supplemental Data
Net assets, end of period (000 omitted)	$62,719	$85,277	$76,008	$66,651	$56,452
Portfolio turnover rate I	64%	23%	39%	31%	35%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total distributions per share do not sum due to rounding.

D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount represents less than .005%.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Investor Freedom 2015 Portfolio℠
Investment Summary December 31, 2022 (Unaudited)
The information in the following table is based on the direct Investments of the Fund.
Top Holdings (% of Fund's net assets)

VIP Investment Grade Bond II Portfolio - Investor Class	30.7
Fidelity Inflation-Protected Bond Index Fund	14.8
VIP Overseas Portfolio Investor Class	12.2
VIP Emerging Markets Portfolio Investor Class	8.1
VIP Government Money Market Portfolio Investor Class 4.00%	7.9
VIP Growth Portfolio Investor Class	4.7
Fidelity Long-Term Treasury Bond Index Fund	4.0
VIP Growth & Income Portfolio Investor Class	3.4
Fidelity International Bond Index Fund	3.1
VIP Contrafund Portfolio Investor Class	3.0
91.9

Asset Allocation (% of Fund's net assets)

Percentages shown as 0.0% may reflect amounts less than 0.05%.

VIP Investor Freedom 2015 Portfolio℠
Schedule of Investments December 31, 2022
Showing Percentage of Net Assets
Domestic Equity Funds - 17.5%
	Shares	Value ($)
VIP Contrafund Portfolio Investor Class (a)	78,558	2,950,621
VIP Equity-Income Portfolio Investor Class (a)	113,086	2,643,956
VIP Growth & Income Portfolio Investor Class (a)	143,272	3,421,331
VIP Growth Portfolio Investor Class (a)	65,330	4,634,494
VIP Mid Cap Portfolio Investor Class (a)	25,451	825,122
VIP Value Portfolio Investor Class (a)	114,294	1,907,574
VIP Value Strategies Portfolio Investor Class (a)	66,359	944,947
TOTAL DOMESTIC EQUITY FUNDS (Cost $12,229,570)		17,328,045

International Equity Funds - 20.3%
	Shares	Value ($)
VIP Emerging Markets Portfolio Investor Class (a)	820,957	8,061,798
VIP Overseas Portfolio Investor Class (a)	557,558	12,048,835
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $17,236,013)		20,110,633

Bond Funds - 54.3%
	Shares	Value ($)
Fidelity Inflation-Protected Bond Index Fund (a)	1,624,028	14,648,737
Fidelity International Bond Index Fund (a)	354,115	3,119,750
Fidelity Long-Term Treasury Bond Index Fund (a)	392,498	3,979,926
VIP High Income Portfolio Investor Class (a)	374,703	1,641,201
VIP Investment Grade Bond II Portfolio - Investor Class (a)	3,268,812	30,367,266
TOTAL BOND FUNDS (Cost $59,490,534)		53,756,880

Short-Term Funds - 7.9%
	Shares	Value ($)
VIP Government Money Market Portfolio Investor Class 4.00% (a)(b) (Cost $7,872,187)	7,872,187	7,872,187

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $96,828,304)	99,067,745
NET OTHER ASSETS (LIABILITIES) - 0.0%	25
NET ASSETS - 100.0%	99,067,770

Legend

(a)	Affiliated Fund
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Inflation-Protected Bond Index Fund	14,266,178	6,624,433	3,191,440	1,186,712	(84,705)	(2,965,729)	14,648,737
Fidelity International Bond Index Fund	2,242,399	1,928,036	678,701	30,960	(43,595)	(328,389)	3,119,750
Fidelity Long-Term Treasury Bond Index Fund	3,670,662	2,723,785	1,055,774	99,560	(90,391)	(1,268,356)	3,979,926
VIP Contrafund Portfolio Investor Class	4,193,199	1,472,579	1,428,472	170,694	(100,113)	(1,186,572)	2,950,621
VIP Emerging Markets Portfolio Investor Class	11,397,214	3,312,090	4,145,942	147,756	(469,930)	(2,031,634)	8,061,798
VIP Equity-Income Portfolio Investor Class	4,435,103	866,539	2,278,709	142,426	132,836	(511,813)	2,643,956
VIP Government Money Market Portfolio Investor Class 4.00%	11,326,341	3,043,506	6,497,660	105,412	-	-	7,872,187
VIP Growth & Income Portfolio Investor Class	5,048,660	1,266,621	2,545,415	125,013	607,228	(955,763)	3,421,331
VIP Growth Portfolio Investor Class	4,288,659	3,628,762	1,838,821	325,817	(141,061)	(1,303,045)	4,634,494
VIP High Income Portfolio Investor Class	2,461,281	360,744	846,446	87,165	(117,198)	(217,180)	1,641,201
VIP Investment Grade Bond II Portfolio - Investor Class	-	38,015,491	5,333,408	557,132	(129,269)	(2,185,548)	30,367,266
VIP Investment Grade Bond Portfolio Investor Class	37,978,737	4,512,776	37,589,698	1,768,145	(3,410,849)	(1,490,966)	-
VIP Mid Cap Portfolio Investor Class	1,230,304	332,347	495,039	67,399	(19,858)	(222,632)	825,122
VIP Overseas Portfolio Investor Class	15,941,530	5,636,498	5,163,068	250,900	(445,219)	(3,920,906)	12,048,835
VIP Value Portfolio Investor Class	3,249,932	598,046	1,721,140	105,153	242,146	(461,410)	1,907,574
VIP Value Strategies Portfolio Investor Class	1,592,991	277,170	764,855	60,719	134,909	(295,268)	944,947
	123,323,190	74,599,423	75,574,588	5,230,963	(3,935,069)	(19,345,211)	99,067,745

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.
Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Domestic Equity Funds	17,328,045	17,328,045	-	-

International Equity Funds	20,110,633	20,110,633	-	-

Bond Funds	53,756,880	53,756,880	-	-

Short-Term Funds	7,872,187	7,872,187	-	-
Total Investments in Securities:	99,067,745	99,067,745	-	-
VIP Investor Freedom 2015 Portfolio℠
Financial Statements
Statement of Assets and Liabilities
			December 31, 2022

Assets
Investment in securities, at value - See accompanying schedule:	$
Affiliated issuers (cost $96,828,304)		99,067,745

Total Investment in Securities (cost $96,828,304)			$99,067,745
Cash			9
Receivable for investments sold			872,041
Receivable for fund shares sold			465
Total assets			99,940,260
Liabilities
Payable for investments purchased		872,437
Payable for fund shares redeemed		53
Total Liabilities			872,490
Net Assets			$99,067,770
Net Assets consist of:
Paid in capital			$97,254,828
Total accumulated earnings (loss)			1,812,942
Net Assets			$99,067,770
Net Asset Value , offering price and redemption price per share ($99,067,770 ÷ 8,953,197 shares)			$11.07

Statement of Operations
		Year ended December 31, 2022
Investment Income
Dividends:
Affiliated issuers		2,520,583
Expenses
Independent trustees' fees and expenses	351
Total Expenses		351
Net Investment income (loss)		2,520,232
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Affiliated issuers	(3,935,069)
Capital gain distributions from underlying funds:
Affiliated issuers	2,710,380
Total net realized gain (loss)		(1,224,689)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Affiliated issuers	(19,345,211)
Total change in net unrealized appreciation (depreciation)		(19,345,211)
Net gain (loss)		(20,569,900)
Net increase (decrease) in net assets resulting from operations		$(18,049,668)
Statement of Changes in Net Assets

	Year ended December 31, 2022	Year ended December 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,520,232	$2,179,585
Net realized gain (loss)	(1,224,689)	7,957,271
Change in net unrealized appreciation (depreciation)	(19,345,211)	(1,180,555)
Net increase (decrease) in net assets resulting from operations	(18,049,668)	8,956,301
Distributions to shareholders	(8,860,478)	(6,255,287)
Share transactions
Proceeds from sales of shares	10,231,627	15,831,819
Reinvestment of distributions	8,860,478	6,255,287
Cost of shares redeemed	(16,437,387)	(15,690,743)
Net increase (decrease) in net assets resulting from share transactions	2,654,718	6,396,363
Total increase (decrease) in net assets	(24,255,428)	9,097,377

Net Assets
Beginning of period	123,323,198	114,225,821
End of period	$99,067,770	$123,323,198

Other Information
Shares
Sold	845,682	1,141,280
Issued in reinvestment of distributions	715,435	454,618
Redeemed	(1,401,561)	(1,120,747)
Net increase (decrease)	159,556	475,151

Financial Highlights
VIP Investor Freedom 2015 Portfolio

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$14.02	$13.73	$12.86	$11.59	$12.72
Income from Investment Operations
Net investment income (loss) A,B	.28	.25	.16	.25	.19
Net realized and unrealized gain (loss)	(2.23)	.78	1.53	1.80	(.82)
Total from investment operations	(1.95)	1.03	1.69	2.05	(.63)
Distributions from net investment income	(.25)	(.15)	(.17)	(.26)	(.19)
Distributions from net realized gain	(.75)	(.59)	(.66)	(.52)	(.31)
Total distributions	(1.00)	(.74)	(.82) C	(.78)	(.50)
Net asset value, end of period	$11.07	$14.02	$13.73	$12.86	$11.59
Total Return D,E	(14.58)%	7.64%	13.70%	18.24%	(5.02)%
Ratios to Average Net Assets B,F,G
Expenses before reductions H	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any H	-%	-%	-%	-%	-%
Expenses net of all reductions H	-%	-%	-%	-%	-%
Net investment income (loss)	2.34%	1.78%	1.28%	2.05%	1.53%
Supplemental Data
Net assets, end of period (000 omitted)	$99,068	$123,323	$114,226	$107,298	$96,781
Portfolio turnover rate I	69%	31%	42%	30%	33%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total distributions per share do not sum due to rounding.

D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount represents less than .005%.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Investor Freedom 2020 Portfolio℠
Investment Summary December 31, 2022 (Unaudited)
The information in the following table is based on the direct Investments of the Fund.
Top Holdings (% of Fund's net assets)

VIP Investment Grade Bond II Portfolio - Investor Class	27.7
VIP Overseas Portfolio Investor Class	14.8
Fidelity Inflation-Protected Bond Index Fund	13.7
VIP Emerging Markets Portfolio Investor Class	9.2
VIP Growth Portfolio Investor Class	6.2
VIP Growth & Income Portfolio Investor Class	4.6
Fidelity Long-Term Treasury Bond Index Fund	4.1
VIP Contrafund Portfolio Investor Class	3.9
VIP Equity-Income Portfolio Investor Class	3.5
Fidelity International Bond Index Fund	3.4
91.1

Asset Allocation (% of Fund's net assets)

Percentages shown as 0.0% may reflect amounts less than 0.05%.

VIP Investor Freedom 2020 Portfolio℠
Schedule of Investments December 31, 2022
Showing Percentage of Net Assets
Domestic Equity Funds - 23.1%
	Shares	Value ($)
VIP Contrafund Portfolio Investor Class (a)	198,551	7,457,575
VIP Equity-Income Portfolio Investor Class (a)	285,821	6,682,487
VIP Growth & Income Portfolio Investor Class (a)	362,113	8,647,256
VIP Growth Portfolio Investor Class (a)	165,118	11,713,446
VIP Mid Cap Portfolio Investor Class (a)	64,325	2,085,432
VIP Value Portfolio Investor Class (a)	288,873	4,821,295
VIP Value Strategies Portfolio Investor Class (a)	167,717	2,388,286
TOTAL DOMESTIC EQUITY FUNDS (Cost $30,931,264)		43,795,777

International Equity Funds - 24.0%
	Shares	Value ($)
VIP Emerging Markets Portfolio Investor Class (a)	1,775,135	17,431,825
VIP Overseas Portfolio Investor Class (a)	1,301,193	28,118,781
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $39,548,576)		45,550,606

Bond Funds - 50.5%
	Shares	Value ($)
Fidelity Inflation-Protected Bond Index Fund (a)	2,885,894	26,030,760
Fidelity International Bond Index Fund (a)	737,853	6,500,482
Fidelity Long-Term Treasury Bond Index Fund (a)	764,295	7,749,951
VIP High Income Portfolio Investor Class (a)	718,940	3,148,959
VIP Investment Grade Bond II Portfolio - Investor Class (a)	5,659,538	52,577,109
TOTAL BOND FUNDS (Cost $106,209,005)		96,007,261

Short-Term Funds - 2.4%
	Shares	Value ($)
VIP Government Money Market Portfolio Investor Class 4.00% (a)(b) (Cost $4,613,382)	4,613,382	4,613,382

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $181,302,227)	189,967,026
NET OTHER ASSETS (LIABILITIES) - 0.0%	4,205
NET ASSETS - 100.0%	189,971,231

Legend

(a)	Affiliated Fund
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Inflation-Protected Bond Index Fund	26,202,138	11,095,852	5,798,815	2,138,994	(248,928)	(5,219,487)	26,030,760
Fidelity International Bond Index Fund	4,936,522	3,805,846	1,452,840	64,856	(102,628)	(686,418)	6,500,482
Fidelity Long-Term Treasury Bond Index Fund	7,553,797	4,867,676	1,996,457	195,220	(139,293)	(2,535,772)	7,749,951
VIP Contrafund Portfolio Investor Class	11,002,491	2,914,145	3,141,056	437,183	(171,433)	(3,146,572)	7,457,575
VIP Emerging Markets Portfolio Investor Class	25,993,607	5,168,322	8,200,816	323,434	(1,036,343)	(4,492,945)	17,431,825
VIP Equity-Income Portfolio Investor Class	11,636,954	1,259,148	5,219,763	364,571	299,115	(1,292,967)	6,682,487
VIP Government Money Market Portfolio Investor Class 4.00%	11,023,062	4,325,736	10,735,416	51,062	-	-	4,613,382
VIP Growth & Income Portfolio Investor Class	13,247,011	2,176,682	5,852,479	320,062	1,560,776	(2,484,734)	8,647,256
VIP Growth Portfolio Investor Class	11,252,966	8,203,869	4,032,665	835,406	(291,709)	(3,419,015)	11,713,446
VIP High Income Portfolio Investor Class	5,031,393	407,549	1,625,344	170,136	(196,678)	(467,961)	3,148,959
VIP Investment Grade Bond II Portfolio - Investor Class	-	65,944,559	9,396,675	966,167	(311,406)	(3,659,369)	52,577,109
VIP Investment Grade Bond Portfolio Investor Class	68,956,166	6,951,758	67,200,115	3,139,141	(6,376,527)	(2,331,282)	-
VIP Mid Cap Portfolio Investor Class	3,228,085	581,379	1,091,228	172,428	(60,592)	(572,212)	2,085,432
VIP Overseas Portfolio Investor Class	39,251,483	10,112,024	10,704,099	597,882	(1,051,811)	(9,488,816)	28,118,781
VIP Value Portfolio Investor Class	8,527,339	856,784	3,984,559	269,302	624,901	(1,203,170)	4,821,295
VIP Value Strategies Portfolio Investor Class	4,179,703	377,465	1,746,548	155,314	357,153	(779,487)	2,388,286
	252,022,717	129,048,794	142,178,875	10,201,158	(7,145,403)	(41,780,207)	189,967,026

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.
Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Domestic Equity Funds	43,795,777	43,795,777	-	-

International Equity Funds	45,550,606	45,550,606	-	-

Bond Funds	96,007,261	96,007,261	-	-

Short-Term Funds	4,613,382	4,613,382	-	-
Total Investments in Securities:	189,967,026	189,967,026	-	-
VIP Investor Freedom 2020 Portfolio℠
Financial Statements
Statement of Assets and Liabilities
			December 31, 2022

Assets
Investment in securities, at value - See accompanying schedule:	$
Affiliated issuers (cost $181,302,227)		189,967,026

Total Investment in Securities (cost $181,302,227)			$189,967,026
Cash			3,422
Receivable for investments sold			2,010,180
Total assets			191,980,628
Liabilities
Payable for investments purchased		1,918,691
Payable for fund shares redeemed		90,706
Total Liabilities			2,009,397
Net Assets			$189,971,231
Net Assets consist of:
Paid in capital			$181,809,715
Total accumulated earnings (loss)			8,161,516
Net Assets			$189,971,231
Net Asset Value , offering price and redemption price per share ($189,971,231 ÷ 16,673,379 shares)			$11.39

Statement of Operations
		Year ended December 31, 2022
Investment Income
Dividends:
Affiliated issuers		4,667,615
Expenses
Independent trustees' fees and expenses	686
Total expenses before reductions	686
Expense reductions	(20)
Total expenses after reductions		666
Net Investment income (loss)		4,666,949
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Affiliated issuers	(7,145,403)
Capital gain distributions from underlying funds:
Affiliated issuers	5,533,543
Total net realized gain (loss)		(1,611,860)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Affiliated issuers	(41,780,207)
Total change in net unrealized appreciation (depreciation)		(41,780,207)
Net gain (loss)		(43,392,067)
Net increase (decrease) in net assets resulting from operations		$(38,725,118)
Statement of Changes in Net Assets

	Year ended December 31, 2022	Year ended December 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,666,949	$4,355,079
Net realized gain (loss)	(1,611,860)	19,238,173
Change in net unrealized appreciation (depreciation)	(41,780,207)	(1,550,419)
Net increase (decrease) in net assets resulting from operations	(38,725,118)	22,042,833
Distributions to shareholders	(20,521,204)	(14,019,021)
Share transactions
Proceeds from sales of shares	3,974,124	25,862,525
Reinvestment of distributions	20,521,204	14,019,021
Cost of shares redeemed	(27,303,914)	(32,540,843)
Net increase (decrease) in net assets resulting from share transactions	(2,808,586)	7,340,703
Total increase (decrease) in net assets	(62,054,908)	15,364,515

Net Assets
Beginning of period	252,026,139	236,661,624
End of period	$189,971,231	$252,026,139

Other Information
Shares
Sold	318,492	1,765,199
Issued in reinvestment of distributions	1,591,812	970,259
Redeemed	(2,236,921)	(2,211,064)
Net increase (decrease)	(326,617)	524,394

Financial Highlights
VIP Investor Freedom 2020 Portfolio

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$14.83	$14.36	$13.29	$11.73	$12.94
Income from Investment Operations
Net investment income (loss) A,B	.27	.26	.16	.26	.18
Net realized and unrealized gain (loss)	(2.49)	1.07	1.75	2.04	(.94)
Total from investment operations	(2.22)	1.33	1.91	2.30	(.76)
Distributions from net investment income	(.26)	(.16)	(.17)	(.26)	(.19)
Distributions from net realized gain	(.97)	(.71)	(.67)	(.48)	(.26)
Total distributions	(1.22) C	(.86) C	(.84)	(.74)	(.45)
Net asset value, end of period	$11.39	$14.83	$14.36	$13.29	$11.73
Total Return D,E	(15.83)%	9.54%	14.95%	20.11%	(5.94)%
Ratios to Average Net Assets B,F,G
Expenses before reductions H	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any H	-%	-%	-%	-%	-%
Expenses net of all reductions H	-%	-%	-%	-%	-%
Net investment income (loss)	2.23%	1.78%	1.25%	2.05%	1.46%
Supplemental Data
Net assets, end of period (000 omitted)	$189,971	$252,026	$236,662	$229,641	$196,527
Portfolio turnover rate I	61%	32%	42%	32%	33%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total distributions per share do not sum due to rounding.

D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount represents less than .005%.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Investor Freedom 2025 Portfolio℠
Investment Summary December 31, 2022 (Unaudited)
The information in the following table is based on the direct Investments of the Fund.
Top Holdings (% of Fund's net assets)

VIP Investment Grade Bond II Portfolio - Investor Class	23.4
VIP Overseas Portfolio Investor Class	16.8
Fidelity Inflation-Protected Bond Index Fund	11.3
VIP Emerging Markets Portfolio Investor Class	10.0
VIP Growth Portfolio Investor Class	7.3
Fidelity Long-Term Treasury Bond Index Fund	5.5
VIP Growth & Income Portfolio Investor Class	5.4
VIP Contrafund Portfolio Investor Class	4.6
VIP Equity-Income Portfolio Investor Class	4.2
Fidelity International Bond Index Fund	3.3
91.8

Asset Allocation (% of Fund's net assets)

Percentages shown as 0.0% may reflect amounts less than 0.05%.

VIP Investor Freedom 2025 Portfolio℠
Schedule of Investments December 31, 2022
Showing Percentage of Net Assets
Domestic Equity Funds - 27.3%
	Shares	Value ($)
VIP Contrafund Portfolio Investor Class (a)	288,673	10,842,556
VIP Equity-Income Portfolio Investor Class (a)	415,558	9,715,749
VIP Growth & Income Portfolio Investor Class (a)	526,483	12,572,411
VIP Growth Portfolio Investor Class (a)	240,064	17,030,158
VIP Mid Cap Portfolio Investor Class (a)	93,521	3,031,959
VIP Value Portfolio Investor Class (a)	419,992	7,009,663
VIP Value Strategies Portfolio Investor Class (a)	243,840	3,472,277
TOTAL DOMESTIC EQUITY FUNDS (Cost $44,174,758)		63,674,773

International Equity Funds - 26.8%
	Shares	Value ($)
VIP Emerging Markets Portfolio Investor Class (a)	2,366,358	23,237,638
VIP Overseas Portfolio Investor Class (a)	1,815,721	39,237,740
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $55,927,140)		62,475,378

Bond Funds - 45.2%
	Shares	Value ($)
Fidelity Inflation-Protected Bond Index Fund (a)	2,913,451	26,279,331
Fidelity International Bond Index Fund (a)	875,884	7,716,539
Fidelity Long-Term Treasury Bond Index Fund (a)	1,256,164	12,737,508
VIP High Income Portfolio Investor Class (a)	881,932	3,862,862
VIP Investment Grade Bond II Portfolio - Investor Class (a)	5,872,507	54,555,592
TOTAL BOND FUNDS (Cost $116,885,497)		105,151,832

Short-Term Funds - 0.7%
	Shares	Value ($)
Fidelity Cash Central Fund 4.37% (b)	920	920
VIP Government Money Market Portfolio Investor Class 4.00% (a)(c)	1,643,987	1,643,987
TOTAL SHORT-TERM FUNDS (Cost $1,644,907)		1,644,907

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $218,632,302)	232,946,890
NET OTHER ASSETS (LIABILITIES) - 0.0%	571
NET ASSETS - 100.0%	232,947,461

Legend

(a)	Affiliated Fund
(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.37%	920	-	-	16	-	-	920	0.0%
Total	920	-	-	16	-	-	920

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Inflation-Protected Bond Index Fund	26,843,815	11,363,161	6,442,347	2,154,651	(303,183)	(5,182,115)	26,279,331
Fidelity International Bond Index Fund	5,777,688	4,789,667	1,918,860	76,727	(129,197)	(802,759)	7,716,539
Fidelity Long-Term Treasury Bond Index Fund	10,897,157	9,832,414	3,754,392	317,381	(281,693)	(3,955,978)	12,737,508
VIP Contrafund Portfolio Investor Class	16,033,985	4,022,617	4,361,365	636,380	(216,495)	(4,636,186)	10,842,556
VIP Emerging Markets Portfolio Investor Class	35,167,151	7,357,931	11,801,075	428,894	(1,501,739)	(5,984,630)	23,237,638
VIP Equity-Income Portfolio Investor Class	16,958,316	1,591,988	7,377,540	530,300	466,151	(1,923,166)	9,715,749
VIP Government Money Market Portfolio Investor Class 4.00%	6,503,015	3,697,185	8,556,213	14,473	-	-	1,643,987
VIP Growth & Income Portfolio Investor Class	19,304,664	3,062,224	8,428,970	465,683	1,835,710	(3,201,217)	12,572,411
VIP Growth Portfolio Investor Class	16,399,058	11,744,123	5,705,868	1,217,806	(337,402)	(5,069,753)	17,030,158
VIP High Income Portfolio Investor Class	6,341,734	515,197	2,160,000	209,503	(229,346)	(604,723)	3,862,862
VIP Investment Grade Bond II Portfolio - Investor Class	-	75,469,137	16,728,222	1,005,097	(496,106)	(3,689,217)	54,555,592
VIP Investment Grade Bond Portfolio Investor Class	78,743,562	8,408,341	77,203,956	3,583,243	(8,601,505)	(1,346,442)	-
VIP Mid Cap Portfolio Investor Class	4,704,229	784,305	1,529,191	251,127	(66,417)	(860,967)	3,031,959
VIP Overseas Portfolio Investor Class	55,403,226	14,308,814	15,561,792	839,054	(1,605,569)	(13,306,939)	39,237,740
VIP Value Portfolio Investor Class	12,426,669	1,120,830	5,689,020	392,351	875,464	(1,724,280)	7,009,663
VIP Value Strategies Portfolio Investor Class	6,090,934	476,565	2,474,509	226,005	482,120	(1,102,833)	3,472,277
	317,595,203	158,544,499	179,693,320	12,348,675	(10,109,207)	(53,391,205)	232,945,970

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.
Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Domestic Equity Funds	63,674,773	63,674,773	-	-

International Equity Funds	62,475,378	62,475,378	-	-

Bond Funds	105,151,832	105,151,832	-	-

Short-Term Funds	1,644,907	1,644,907	-	-
Total Investments in Securities:	232,946,890	232,946,890	-	-
VIP Investor Freedom 2025 Portfolio℠
Financial Statements
Statement of Assets and Liabilities
			December 31, 2022

Assets
Investment in securities, at value - See accompanying schedule:	$
Fidelity Central Funds (cost $920)		920
Other affiliated issuers (cost $218,631,382)		232,945,970

Total Investment in Securities (cost $218,632,302)			$232,946,890
Cash			13
Receivable for investments sold			2,780,739
Distributions receivable from Fidelity Central Funds			3
Total assets			235,727,645
Liabilities
Payable for investments purchased		2,494,724
Payable for fund shares redeemed		285,460
Total Liabilities			2,780,184
Net Assets			$232,947,461
Net Assets consist of:
Paid in capital			$220,752,388
Total accumulated earnings (loss)			12,195,073
Net Assets			$232,947,461
Net Asset Value , offering price and redemption price per share ($232,947,461 ÷ 18,389,509 shares)			$12.67

Statement of Operations
		Year ended December 31, 2022
Investment Income
Dividends:
Affiliated issuers		5,290,428
Income from Fidelity Central Funds		16
Total Income		5,290,444
Expenses
Independent trustees' fees and expenses	862
Total Expenses		862
Net Investment income (loss)		5,289,582
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Affiliated issuers	(10,109,207)
Capital gain distributions from underlying funds:
Affiliated issuers	7,058,247
Total net realized gain (loss)		(3,050,960)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Affiliated issuers	(53,391,205)
Total change in net unrealized appreciation (depreciation)		(53,391,205)
Net gain (loss)		(56,442,165)
Net increase (decrease) in net assets resulting from operations		$(51,152,583)
Statement of Changes in Net Assets

	Year ended December 31, 2022	Year ended December 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$5,289,582	$5,360,289
Net realized gain (loss)	(3,050,960)	23,687,024
Change in net unrealized appreciation (depreciation)	(53,391,205)	1,939,262
Net increase (decrease) in net assets resulting from operations	(51,152,583)	30,986,575
Distributions to shareholders	(24,595,225)	(15,755,683)
Share transactions
Proceeds from sales of shares	6,150,067	35,734,708
Reinvestment of distributions	24,595,225	15,755,683
Cost of shares redeemed	(39,646,146)	(34,663,906)
Net increase (decrease) in net assets resulting from share transactions	(8,900,854)	16,826,485
Total increase (decrease) in net assets	(84,648,662)	32,057,377

Net Assets
Beginning of period	317,596,123	285,538,746
End of period	$232,947,461	$317,596,123

Other Information
Shares
Sold	432,027	2,187,772
Issued in reinvestment of distributions	1,708,639	978,638
Redeemed	(2,940,213)	(2,116,175)
Net increase (decrease)	(799,547)	1,050,235

Financial Highlights
VIP Investor Freedom 2025 Portfolio

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$16.55	$15.74	$14.38	$12.45	$13.78
Income from Investment Operations
Net investment income (loss) A,B	.27	.28	.18	.28	.20
Net realized and unrealized gain (loss)	(2.85)	1.38	2.02	2.37	(1.09)
Total from investment operations	(2.58)	1.66	2.20	2.65	(.89)
Distributions from net investment income	(.28)	(.18)	(.18)	(.28)	(.19)
Distributions from net realized gain	(1.02)	(.67)	(.66)	(.44)	(.25)
Total distributions	(1.30)	(.85)	(.84)	(.72)	(.44)
Net asset value, end of period	$12.67	$16.55	$15.74	$14.38	$12.45
Total Return C,D	(16.45)%	10.78%	15.88%	21.73%	(6.56)%
Ratios to Average Net Assets B,E,F
Expenses before reductions G	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any G	-%	-%	-%	-%	-%
Expenses net of all reductions G	-%	-%	-%	-%	-%
Net investment income (loss)	2.02%	1.74%	1.26%	2.03%	1.44%
Supplemental Data
Net assets, end of period (000 omitted)	$232,947	$317,596	$285,539	$248,822	$203,463
Portfolio turnover rate H	60%	30%	43%	29%	30%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

G Amount represents less than .005%.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Investor Freedom 2030 Portfolio℠
Investment Summary December 31, 2022 (Unaudited)
The information in the following table is based on the direct Investments of the Fund.
Top Holdings (% of Fund's net assets)

VIP Investment Grade Bond II Portfolio - Investor Class	20.6
VIP Overseas Portfolio Investor Class	18.7
VIP Emerging Markets Portfolio Investor Class	10.7
VIP Growth Portfolio Investor Class	8.4
Fidelity Inflation-Protected Bond Index Fund	7.6
VIP Growth & Income Portfolio Investor Class	6.2
Fidelity Long-Term Treasury Bond Index Fund	5.9
VIP Contrafund Portfolio Investor Class	5.3
VIP Equity-Income Portfolio Investor Class	4.8
VIP Value Portfolio Investor Class	3.4
91.6

Asset Allocation (% of Fund's net assets)

Percentages shown as 0.0% may reflect amounts less than 0.05%.

VIP Investor Freedom 2030 Portfolio℠
Schedule of Investments December 31, 2022
Showing Percentage of Net Assets
Domestic Equity Funds - 31.3%
	Shares	Value ($)
VIP Contrafund Portfolio Investor Class (a)	483,742	18,169,362
VIP Equity-Income Portfolio Investor Class (a)	696,371	16,281,159
VIP Growth & Income Portfolio Investor Class (a)	882,251	21,068,144
VIP Growth Portfolio Investor Class (a)	402,285	28,538,104
VIP Mid Cap Portfolio Investor Class (a)	156,720	5,080,854
VIP Value Portfolio Investor Class (a)	703,802	11,746,451
VIP Value Strategies Portfolio Investor Class (a)	408,618	5,818,724
TOTAL DOMESTIC EQUITY FUNDS (Cost $84,740,574)		106,702,798

International Equity Funds - 29.4%
	Shares	Value ($)
VIP Emerging Markets Portfolio Investor Class (a)	3,722,583	36,555,762
VIP Overseas Portfolio Investor Class (a)	2,952,318	63,799,594
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $98,187,233)		100,355,356

Bond Funds - 38.6%
	Shares	Value ($)
Fidelity Inflation-Protected Bond Index Fund (a)	2,865,613	25,847,829
Fidelity International Bond Index Fund (a)	1,083,930	9,549,419
Fidelity Long-Term Treasury Bond Index Fund (a)	1,979,521	20,072,344
VIP High Income Portfolio Investor Class (a)	1,290,843	5,653,892
VIP Investment Grade Bond II Portfolio - Investor Class (a)	7,565,873	70,286,958
TOTAL BOND FUNDS (Cost $146,357,334)		131,410,442

Short-Term Funds - 0.7%
	Shares	Value ($)
VIP Government Money Market Portfolio Investor Class 4.00% (a)(b) (Cost $2,406,213)	2,406,213	2,406,213

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $331,691,354)	340,874,809
NET OTHER ASSETS (LIABILITIES) - 0.0%	73
NET ASSETS - 100.0%	340,874,882

Legend

(a)	Affiliated Fund
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Inflation-Protected Bond Index Fund	25,849,797	10,140,199	5,037,158	2,109,231	(135,542)	(4,969,467)	25,847,829
Fidelity International Bond Index Fund	6,517,350	5,793,942	1,684,949	90,454	(120,925)	(955,999)	9,549,419
Fidelity Long-Term Treasury Bond Index Fund	15,126,984	15,315,241	4,178,313	471,473	(401,495)	(5,790,073)	20,072,344
VIP Contrafund Portfolio Investor Class	23,812,976	6,792,544	4,948,391	1,038,640	(572,719)	(6,915,048)	18,169,362
VIP Emerging Markets Portfolio Investor Class	49,170,341	12,359,008	14,352,424	671,506	(2,362,029)	(8,259,134)	36,555,762
VIP Equity-Income Portfolio Investor Class	25,185,139	2,975,710	9,609,919	882,846	153,320	(2,423,091)	16,281,159
VIP Government Money Market Portfolio Investor Class 4.00%	1,742,167	4,979,432	4,315,386	19,890	-	-	2,406,213
VIP Growth & Income Portfolio Investor Class	28,670,546	5,278,911	10,740,786	771,797	1,165,567	(3,306,094)	21,068,144
VIP Growth Portfolio Investor Class	24,355,101	19,111,619	6,545,501	1,907,325	(676,234)	(7,706,881)	28,538,104
VIP High Income Portfolio Investor Class	8,292,788	1,118,242	2,618,219	306,064	(220,517)	(918,402)	5,653,892
VIP Investment Grade Bond II Portfolio - Investor Class	-	93,563,045	18,164,624	1,269,609	(406,802)	(4,704,661)	70,286,958
VIP Investment Grade Bond Portfolio Investor Class	91,737,308	11,924,033	92,001,842	4,192,285	(11,186,432)	(473,067)	-
VIP Mid Cap Portfolio Investor Class	6,986,283	1,358,036	1,834,185	401,324	(232,701)	(1,196,579)	5,080,854
VIP Overseas Portfolio Investor Class	80,236,232	23,800,019	18,291,899	1,292,407	(1,860,079)	(20,084,679)	63,799,594
VIP Value Portfolio Investor Class	18,455,309	2,113,833	7,482,984	627,872	513,967	(1,853,674)	11,746,451
VIP Value Strategies Portfolio Investor Class	9,045,758	941,229	3,191,840	368,525	252,249	(1,228,672)	5,818,724
	415,184,079	217,565,043	204,998,420	16,421,248	(16,090,372)	(70,785,521)	340,874,809

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.
Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Domestic Equity Funds	106,702,798	106,702,798	-	-

International Equity Funds	100,355,356	100,355,356	-	-

Bond Funds	131,410,442	131,410,442	-	-

Short-Term Funds	2,406,213	2,406,213	-	-
Total Investments in Securities:	340,874,809	340,874,809	-	-
VIP Investor Freedom 2030 Portfolio℠
Financial Statements
Statement of Assets and Liabilities
			December 31, 2022

Assets
Investment in securities, at value - See accompanying schedule:	$
Affiliated issuers (cost $331,691,354)		340,874,809

Total Investment in Securities (cost $331,691,354)			$340,874,809
Cash			2
Receivable for investments sold			4,148,538
Total assets			345,023,349
Liabilities
Payable for investments purchased		4,095,519
Payable for fund shares redeemed		52,948
Total Liabilities			4,148,467
Net Assets			$340,874,882
Net Assets consist of:
Paid in capital			$337,834,726
Total accumulated earnings (loss)			3,040,156
Net Assets			$340,874,882
Net Asset Value , offering price and redemption price per share ($340,874,882 ÷ 26,649,013 shares)			$12.79

Statement of Operations
		Year ended December 31, 2022
Investment Income
Dividends:
Affiliated issuers		6,720,262
Expenses
Independent trustees' fees and expenses	1,164
Total Expenses		1,164
Net Investment income (loss)		6,719,098
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Affiliated issuers	(16,090,372)
Capital gain distributions from underlying funds:
Affiliated issuers	9,700,986
Total net realized gain (loss)		(6,389,386)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Affiliated issuers	(70,785,521)
Total change in net unrealized appreciation (depreciation)		(70,785,521)
Net gain (loss)		(77,174,907)
Net increase (decrease) in net assets resulting from operations		$(70,455,809)
Statement of Changes in Net Assets

	Year ended December 31, 2022	Year ended December 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$6,719,098	$6,466,492
Net realized gain (loss)	(6,389,386)	29,766,472
Change in net unrealized appreciation (depreciation)	(70,785,521)	6,440,787
Net increase (decrease) in net assets resulting from operations	(70,455,809)	42,673,751
Distributions to shareholders	(31,379,054)	(19,294,793)
Share transactions
Proceeds from sales of shares	22,141,109	63,710,754
Reinvestment of distributions	31,379,054	19,294,793
Cost of shares redeemed	(25,994,502)	(16,867,496)
Net increase (decrease) in net assets resulting from share transactions	27,525,661	66,138,051
Total increase (decrease) in net assets	(74,309,202)	89,517,009

Net Assets
Beginning of period	415,184,084	325,667,075
End of period	$340,874,882	$415,184,084

Other Information
Shares
Sold	1,571,395	3,899,731
Issued in reinvestment of distributions	2,159,178	1,190,368
Redeemed	(1,891,737)	(1,021,891)
Net increase (decrease)	1,838,836	4,068,208

Financial Highlights
VIP Investor Freedom 2030 Portfolio

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$16.73	$15.70	$14.26	$12.10	$13.61
Income from Investment Operations
Net investment income (loss) A,B	.26	.28	.17	.27	.18
Net realized and unrealized gain (loss)	(2.95)	1.60	2.14	2.62	(1.24)
Total from investment operations	(2.69)	1.88	2.31	2.89	(1.06)
Distributions from net investment income	(.27)	(.17)	(.17)	(.27)	(.18)
Distributions from net realized gain	(.99)	(.68)	(.69)	(.46)	(.28)
Total distributions	(1.25) C	(.85)	(.87) C	(.73)	(.45) C
Net asset value, end of period	$12.79	$16.73	$15.70	$14.26	$12.10
Total Return D,E	(16.91)%	12.25%	16.82%	24.42%	(7.87)%
Ratios to Average Net Assets B,F,G
Expenses before reductions H	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any H	-%	-%	-%	-%	-%
Expenses net of all reductions H	-%	-%	-%	-%	-%
Net investment income (loss)	1.88%	1.71%	1.26%	2.03%	1.36%
Supplemental Data
Net assets, end of period (000 omitted)	$340,875	$415,184	$325,667	$276,764	$213,871
Portfolio turnover rate I	57%	23%	41%	29%	24%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total distributions per share do not sum due to rounding.

D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount represents less than .005%.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended December 31, 2022

1. Organization.
VIP Investor Freedom Income Portfolio, VIP Investor Freedom 2005 Portfolio, VIP Investor Freedom 2010 Portfolio, VIP Investor Freedom 2015 Portfolio, VIP Investor Freedom 2020 Portfolio, VIP Investor Freedom 2025 Portfolio and VIP Investor Freedom 2030 Portfolio (the Funds) are funds of Variable Insurance Products Fund V (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each Fund is authorized to issue an unlimited number of shares. Shares of each Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Each Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of each Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. The aggregate value of investments by input level as of December 31, 2022 is included at the end of each Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from any underlying mutual funds or exchange-traded funds (ETFs) are recorded on the ex-dividend date.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2022, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to   the short-term gain distributions from the underlying mutual funds or exchange-traded funds (ETFs),   capital loss carryforwards and   losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
VIP Investor Freedom Income Portfolio	$74,824,577	$2,937,917	$(4,814,085)	$(1,876,168)
VIP Investor Freedom 2005 Portfolio	22,056,009	1,017,871	(1,267,073)	(249,202)
VIP Investor Freedom 2010 Portfolio	63,315,628	3,625,065	(4,221,599)	(596,534)
VIP Investor Freedom 2015 Portfolio	97,535,528	8,157,663	(6,625,446)	1,532,217
VIP Investor Freedom 2020 Portfolio	182,707,009	19,439,161	(12,179,144)	7,260,017
VIP Investor Freedom 2025 Portfolio	220,395,735	27,496,857	(14,945,702)	12,551,155
VIP Investor Freedom 2030 Portfolio	335,586,451	31,642,974	(26,354,616)	5,288,358

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Capital loss carryforward	Net unrealized appreciation (depreciation) on securities and other investments
VIP Investor Freedom Income Portfolio	$1,056,372	$(2,453,199)	$(1,876,168)
VIP Investor Freedom 2005 Portfolio	314,441	(315,979)	(249,202)
VIP Investor Freedom 2010 Portfolio	840,348	(1,391,087)	(596,534)
VIP Investor Freedom 2015 Portfolio	1,217,384	(936,657)	1,532,217
VIP Investor Freedom 2020 Portfolio	2,179,449	(1,277,950)	7,260,017
VIP Investor Freedom 2025 Portfolio	2,195,977	(2,552,059)	12,551,155
VIP Investor Freedom 2030 Portfolio	2,173,604	(4,421,808)	5,288,358

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	Short-term	Long-term	Total capital loss carryforward
VIP Investor Freedom Income Portfolio	$(815,140)	$(1,638,059)	$(2,453,199)
VIP Investor Freedom 2005 Portfolio	(234,969)	(81,010)	(315,979)
VIP Investor Freedom 2010 Portfolio	(682,871)	(708,216)	(1,391,087)
VIP Investor Freedom 2015 Portfolio	(893,253)	(43,404)	(936,657)
VIP Investor Freedom 2020 Portfolio	(1,277,950)	(-)	(1,277,950)
VIP Investor Freedom 2025 Portfolio	(2,552,059)	(-)	(2,552,059)
VIP Investor Freedom 2030 Portfolio	(3,227,740)	(1,194,068)	(4,421,808)

The tax character of distributions paid was as follows:

December 31, 2022
	Ordinary Income	Long-term Capital Gains	Total
VIP Investor Freedom Income Portfolio	$1,890,559	$3,007,334	$4,897,893
VIP Investor Freedom 2005 Portfolio	583,864	1,702,768	2,286,632
VIP Investor Freedom 2010 Portfolio	1,514,605	3,508,116	5,022,721
VIP Investor Freedom 2015 Portfolio	2,244,310	6,616,168	8,860,478
VIP Investor Freedom 2020 Portfolio	4,297,509	16,223,695	20,521,204
VIP Investor Freedom 2025 Portfolio	5,252,572	19,342,653	24,595,225
VIP Investor Freedom 2030 Portfolio	7,047,176	24,331,878	31,379,054

December 31, 2021
	Ordinary Income	Long-term Capital Gains	Total
VIP Investor Freedom Income Portfolio	$1,970,050	$1,695,125	$3,665,175
VIP Investor Freedom 2005 Portfolio	695,875	676,306	1,372,181
VIP Investor Freedom 2010 Portfolio	1,816,863	1,557,544	3,374,407
VIP Investor Freedom 2015 Portfolio	2,761,333	3,493,954	6,255,287
VIP Investor Freedom 2020 Portfolio	5,877,674	8,141,347	14,019,021
VIP Investor Freedom 2025 Portfolio	7,677,167	8,078,516	15,755,683
VIP Investor Freedom 2030 Portfolio	9,863,510	9,431,283	19,294,793
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
VIP Investor Freedom Income Portfolio	55,600,010	69,096,013
VIP Investor Freedom 2005 Portfolio	17,468,231	21,375,028
VIP Investor Freedom 2010 Portfolio	44,969,457	53,101,896
VIP Investor Freedom 2015 Portfolio	74,599,423	75,574,588
VIP Investor Freedom 2020 Portfolio	129,048,794	142,178,875
VIP Investor Freedom 2025 Portfolio	158,544,499	179,693,320
VIP Investor Freedom 2030 Portfolio	217,565,043	204,998,420
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) provides the Funds with investment management related services. The Funds do not pay any fees for these services.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.

Reallocation of Underlying Fund Investments. During the period, the investment adviser reallocated investments of the Funds. This involved taxable redemptions of the Funds' interest in VIP Investment Grade Bond Fund, ("Underlying Fund") for investments and cash and non-taxable exchanges of those investments and cash for shares of VIP Investment Grade Bond Fund II which is an affiliated investment company managed by FMR. Net realized gain (loss) on the redemptions of the Underlying Fund in connection with the reallocation is included in the accompanying Statements of Operations as "Net realized gain (loss) on Affiliated issuers."

Details of these transactions with the net related gain (loss) for the Funds are presented in the accompanying   table:

	Value of Investments and Cash reallocated ($)	Net realized Gain (Loss) on redemptions of Underlying Fund ($)
VIP Investor Freedom Income Portfolio	32,004,007	(3,078,835)
VIP Investor Freedom 2005 Portfolio	9,833,586	(849,949)
VIP Investor Freedom 2010 Portfolio	23,637,688	(2,497,171)
VIP Investor Freedom 2015 Portfolio	32,728,190	(3,134,560)
VIP Investor Freedom 2020 Portfolio	57,664,743	(5,837,004)
VIP Investor Freedom 2025 Portfolio	65,850,286	(7,836,810)
VIP Investor Freedom 2030 Portfolio	78,406,222	(10,300,993)
6. Expense Reductions.

Through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

Custodian credits
VIP Investor Freedom 2020 Portfolio	20
7. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% of the outstanding shares as follows:

Fund	Affiliated %
VIP Investor Freedom Income Portfolio	100%
VIP Investor Freedom 2005 Portfolio	100%
VIP Investor Freedom 2010 Portfolio	100%
VIP Investor Freedom 2015 Portfolio	100%
VIP Investor Freedom 2020 Portfolio	100%
VIP Investor Freedom 2025 Portfolio	100%
VIP Investor Freedom 2030 Portfolio	100%

8. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Variable Insurance Products Fund V and Shareholders of VIP Investor Freedom Income Portfolio, VIP Investor Freedom 2005 Portfolio, VIP Investor Freedom 2010 Portfolio, VIP Investor Freedom 2015 Portfolio, VIP Investor Freedom 2020 Portfolio, VIP Investor Freedom 2025 Portfolio and VIP Investor Freedom 2030 Portfolio
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of VIP Investor Freedom Income Portfolio, VIP Investor Freedom 2005 Portfolio, VIP Investor Freedom 2010 Portfolio, VIP Investor Freedom 2015 Portfolio, VIP Investor Freedom 2020 Portfolio, VIP Investor Freedom 2025 Portfolio and VIP Investor Freedom 2030 Portfolio (seven of the funds constituting Variable Insurance Products Fund V, referred to hereafter as the "Funds") as of December 31, 2022, the related statements of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
February 14, 2023
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. If the interests of a fund and an underlying Fidelity ® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds. FMR has structured the funds to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, FMR, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Each of the Trustees oversees 295 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.
Board Structure and Oversight Function.   Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity ® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity ® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity ® funds (2001-2005), and managed a number of Fidelity ® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity ® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity ® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity ® funds (2013-2016).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity ® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity ® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity ® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity ® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Arthur E. Johnson (1947)
Year of Election or Appointment: 2008
Trustee
Mr. Johnson also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Chairman (2018-2021) and Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity ® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity ® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity ® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity ® funds (2016).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Laura M. Bishop (1961)
Year of Election or Appointment: 2022
Member of the Advisory Board
Ms. Bishop also serves as a Member of the Advisory Board of other funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting).
Robert W. Helm (1957)
Year of Election or Appointment: 2021
Member of the Advisory Board
Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments (2005-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia serves as Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments. Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
William Irving (1964)
Year of Election or Appointment: 2023
Vice President
Mr. Irving also serves as Vice President of other funds. Mr. Irving serves as Head of Fidelity Asset Management Solutions (2022-present) and is an employee of Fidelity Investments. Mr. Irving serves as President and Director of Fidelity Diversifying Solutions LLC (investment adviser firm, 2023-present) and President, Director, or Vice President of certain other Fidelity entities. Previously, Mr. Irving served as Chief Investment Officer (CIO) in the Global Asset Allocation division (2020-2022).  Prior to that, he was Managing Director of Research in the Global Asset Allocation division (2018-2020) and portfolio manager of certain Fidelity ® funds (2004-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2022 to December 31, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period- C July 1, 2022 to December 31, 2022

VIP Investor Freedom Income Portfolio℠	-%- D
Actual		$ 1,000	$ 988.30	$- E
Hypothetical- B		$ 1,000	$ 1,025.21	$- E

VIP Investor Freedom 2005 Portfolio℠	-%- D
Actual		$ 1,000	$ 989.20	$- E
Hypothetical- B		$ 1,000	$ 1,025.21	$- E

VIP Investor Freedom 2010 Portfolio℠	-%- D
Actual		$ 1,000	$ 993.10	$- E
Hypothetical- B		$ 1,000	$ 1,025.21	$- E

VIP Investor Freedom 2015 Portfolio℠	-%- D
Actual		$ 1,000	$ 997.00	$- E
Hypothetical- B		$ 1,000	$ 1,025.21	$- E

VIP Investor Freedom 2020 Portfolio℠	-%- D
Actual		$ 1,000	$ 999.90	$- E
Hypothetical- B		$ 1,000	$ 1,025.21	$- E

VIP Investor Freedom 2025 Portfolio℠	-%- D
Actual		$ 1,000	$ 1,003.80	$- E
Hypothetical- B		$ 1,000	$ 1,025.21	$- E

VIP Investor Freedom 2030 Portfolio℠	-%- D
Actual		$ 1,000	$ 1,007.10	$- E
Hypothetical- B		$ 1,000	$ 1,025.21	$- E

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.
D   Amount represents less than .005%.

E   Amount represents less than $.005.

Distributions   (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.
A percentage of the dividends distributed during the fiscal year for the following funds were derived from interest on U.S. Government securities which is generally exempt from state income tax:

VIP Investor Freedom Income Portfolio	40.92%
VIP Investor Freedom 2005 Portfolio	39.96%
VIP Investor Freedom 2010 Portfolio	38.39%
VIP Investor Freedom 2015 Portfolio	35.88%
VIP Investor Freedom 2020 Portfolio	32.83%
VIP Investor Freedom 2025 Portfolio	28.90%
VIP Investor Freedom 2030 Portfolio	23.66%

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

VIP Investor Freedom Income Portfolio
February 2022 December 2022	0% 4%
VIP Investor Freedom 2005 Portfolio
February 2022 December 2022	0% 5%
VIP Investor Freedom 2010 Portfolio
February 2022 December 2022	0% 9%
VIP Investor Freedom 2015 Portfolio
February 2022 December 2022	0% 12%
VIP Investor Freedom 2020 Portfolio
February 2022 December 2022	0% 16%
VIP Investor Freedom 2025 Portfolio
February 2022 December 2022	0% 19%
VIP Investor Freedom 2030 Portfolio
February 2022 December 2022	0% 21%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
VIP Investor Freedom Income Portfolio	12/21/2022	$0.0245	$0.0051
VIP Investor Freedom 2005 Portfolio	12/21/2022	$0.0253	$0.0053
VIP Investor Freedom 2010 Portfolio	12/21/2022	$0.0337	$0.0070
VIP Investor Freedom 2015 Portfolio	12/21/2022	$0.0397	$0.0082
VIP Investor Freedom 2020 Portfolio	12/21/2022	$0.0476	$0.0098
VIP Investor Freedom 2025 Portfolio	12/21/2022	$0.0586	$0.0120
VIP Investor Freedom 2030 Portfolio	12/21/2022	$0.0647	$0.0132

Board Approval of Investment Advisory Contracts and Management Fees

VIP Investor Freedom Funds

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) for each fund (the Advisory Contract). The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contract, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) - Operations, Audit, Fair Valuation, and Governance and Nominating - each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all the Independent Trustees are members, meets regularly throughout the year and requests, receives and considers, among other matters, information related to the annual consideration of the renewal of each fund's Advisory Contracts before making its recommendation to the Board. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet from time to time with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2022 meeting, the Board unanimously determined to renew each fund's Advisory Contract. In reaching its determination, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contract was in the best interests of each fund and its shareholders and that the fact that no fees are payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. In reaching its determination, the Board was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of FMR, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups with responsibility for the underlying Fidelity funds in which each fund invests. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds throughout the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services . The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors.  Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services . The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by Fidelity under the Advisory Contract and under separate agreements covering transfer agency, and pricing and bookkeeping services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools.  The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds, ETFs, and share classes with innovative structures, strategies and pricing and making other enhancements to meet investor needs; (iv) broadening eligibility requirements for certain funds and share classes; (v) reducing management fees and total expenses for certain funds and classes; (vi) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (vii) rationalizing product lines and gaining increased efficiencies from fund mergers and liquidations; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (ix) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including their retirement income goals.

Investment Performance . The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the investment adviser about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for each fund for different time periods, measured against one or more appropriate securities market indices, including a customized blended index that reflects the respective weights of the fund's asset classes (each a benchmark index). The Board also receives and considers information about performance attribution. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the investment adviser the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses, including acquired fund fees and expenses, but after transaction costs, if any) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, taking into account relevant factors including the following: general market conditions; the extent to which particular underlying funds affected performance; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for each fund and an appropriate benchmark index for the most recent one‑, three‑, and five‑year periods. No performance peer group information was considered by the Board as Fidelity advised the Board that competitor funds differ significantly in their asset allocation strategy, degree of active management and glidepath construction.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board noted that the funds do not pay FMR a management fee for investment advisory services, and that each fund bears indirectly the fees and expenses, including the management fees, paid by the underlying Fidelity funds in which it invests. The Board considered each fund's management fee and total expense ratio compared to selected groups of competitive funds and classes (referred to as "mapped groups" below) for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. Combining funds with similar investment objective categories aids the Board's comparisons of management fees and total expense ratios by broadening the competitive group used for such comparisons.

Management Fee . The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and was considered by the Board.

VIP Investor Freedom 2005 Portfolio

VIP Investor Freedom 2010 Portfolio

VIP Investor Freedom 2015 Portfolio

VIP Investor Freedom 2020 Portfolio

VIP Investor Freedom 2025 Portfolio

VIP Investor Freedom 2030 Portfolio

VIP Investor Freedom Income Portfolio

The Board noted that each fund's (other than VIP Investor Freedom 2025 Portfolio and VIP Investor Freedom 2030 Portfolio) management fee rate of 0.00% ranked equal to the median of its Total Mapped Group and below the median of its ASPG for 2021. The Board also noted that VIP Investor Freedom 2025 Portfolio's and VIP Investor Freedom 2030 Portfolio's management fee rate of 0.00% ranked below the median of its Total Mapped Group and below the median of its ASPG for 2021. The Board further noted that many peer funds pay fund-level expenses, including management fees, to which the funds are not subject.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio . In its review of each fund's total expense ratio, the Board considered that the funds do not pay transfer agent fees. Instead, the applicable class of each underlying Fidelity fund bears its pro rata portion of each fund's transfer agent fee according to the percentage of each fund's assets invested in that underlying fund. The Board further noted that FMR pays all other expenses of each fund, with limited exceptions. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison, which focuses on the total expenses of the fund relative to a subset of non-Fidelity funds within the similar sales load structure group that are similar in size and management fee structure. The total expense ASPG is limited to 15 larger and 15 smaller classes of different funds, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in expenses relating to these items.

The Board noted that each fund's (other than VIP Investor Freedom 2020 Portfolio, VIP Investor Freedom 2025 Portfolio and VIP Investor Freedom 2030 Portfolio) total net expense ratio ranked below the similar sales load structure group competitive median for 2021 and below the ASPG competitive median for 2021.

The Board noted that VIP Investor Freedom 2020 Portfolio's total net expense ratio ranked above the similar sales load structure group competitive median for 2021 and above the ASPG competitive median for 2021. The Board considered that, in general, various factors can affect total expense ratios. The Board noted Fidelity's explanation that this fund was above the similar sales load structure group competitive median and ASPG competitive median for 2021 primarily due to higher domestic and international equity allocations relative to competitors.

The Board noted that VIP Investor Freedom 2025 Portfolio's and VIP Investor Freedom 2030 Portfolio's total net expense ratio ranked below the similar sales load structure group competitive median for 2021 and above the ASPG competitive median for 2021. The Board considered that, in general, various factors can affect total expense ratios. The Board noted Fidelity's explanation that these funds were above the ASPG competitive median for 2021 primarily due to higher international equity allocations relative to competitors.

Fees Charged to Other Fidelity Clients . The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the level of Fidelity's profits in respect of all the Fidelity funds, including the Fidelity funds in which the funds invest.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund were not relevant to the renewal of each fund's Advisory Contract because the funds do not pay management fees and FMR pays all other expenses of each fund, with limited exceptions.

Economies of Scale . The Board concluded that because the funds do not pay management fees and FMR pays all other expenses of each fund, with limited exceptions, economies of scale cannot be realized by the funds, but may be realized by the other Fidelity funds in which each fund invests, many of which may benefit from breakpoints under the group fee arrangement.

Additional Information Requested by the Board . In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) the extent to which current market conditions have affected retention and recruitment of personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent, pricing and bookkeeping fees, expense and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the changes in flows for different types of funds; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; and (ix) explanations regarding the relative total expense ratios and management fees of certain funds and classes, total expense and management fee competitive trends, and methodologies for total expense and management fee competitive comparisons. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable and that each fund's Advisory Contract should be renewed.

1.814507.117
VIPIFF-ANN-0323
Fidelity® Variable Insurance Products:

Freedom Lifetime Income I Portfolio
Freedom Lifetime Income II Portfolio
Freedom Lifetime Income III Portfolio

Annual Report
December 31, 2022

Contents

Performance
Management's Discussion of Fund Performance
VIP Freedom Lifetime Income® I Portfolio
Investment Summary
Schedule of Investments
Financial Statements
VIP Freedom Lifetime Income® II Portfolio
Investment Summary
Schedule of Investments
Financial Statements
VIP Freedom Lifetime Income® III Portfolio
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.
Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Funds nor Fidelity Distributors Corporation is a bank.

VIP Freedom Lifetime Income® I Portfolio
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2022	Past 1 year	Past 5 years	Past 10 years
VIP Freedom Lifetime Income I Portfolio	-12.01%	1.88%	3.59%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Freedom Lifetime Income I Portfolio on December 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg U.S. Aggregate Bond Index performed over the same period.

VIP Freedom Lifetime Income® II Portfolio
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2022	Past 1 year	Past 5 years	Past 10 years
VIP Freedom Lifetime Income II Portfolio	-13.83%	2.95%	4.98%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Freedom Lifetime Income II Portfolio on December 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg U.S. Aggregate Bond Index performed over the same period.

VIP Freedom Lifetime Income® III Portfolio
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2022	Past 1 year	Past 5 years	Past 10 years
VIP Freedom Lifetime Income III Portfolio	-16.04%	3.83%	6.56%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Freedom Lifetime Income III Portfolio on December 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
Asset prices around the world experienced a synchronous downturn for most of 2022, as a multitude of crosscurrents challenged the global economy and financial markets. Persistently high inflation in some markets, exacerbated by energy price shocks from the Russia-Ukraine conflict, spurred the U.S. Federal Reserve and other central banks to aggressively tighten monetary policy. This led to a broad retreat from risk and declining prices for stocks and bonds through September. In Q4, markets experienced a sharp reversal amid optimism on inflation and policy easing, and riskier assets rallied to cap a tumultuous year.
International equities returned -15.86% in 2022, according to the MSCI ACWI (All Country World Index) ex USA Index. By region, emerging markets (-20%) and Europe ex U.K. (-17%) notably lagged. Conversely, the U.K. (-4%) held up best, followed by Asia Pacific ex Japan (-8%). Among the 11 sectors, information technology (-34%) fared worst. Communication services and consumer discretionary (-21% each) also trailed the broader market. In contrast, energy gained 9% amid elevated prices for oil and natural gas.
U.S. stocks returned -19.53% for the year, as measured by the Dow Jones U.S. Total Stock Market Index. Among sectors, communication services (-41%) lagged most, followed by consumer discretionary (-37%). Conversely, energy (+63%) led by a wide margin. The defensive utilities (+1%) sector also notably outperformed. Value stocks handily outpaced growth among all market capitalizations. Commodities gained 16.09%, according to the Bloomberg Commodity Index Total Return.
U.S. taxable investment-grade bonds returned -13.01% in 2022, per the Bloomberg U.S. Aggregate Bond Index, amid soaring inflation and rising interest rates. The Fed raised its benchmark rate seven times, by 4.25 percentage points, while allowing up to billions in U.S. Treasuries and mortgage bonds to mature monthly without investing the proceeds. U.S. investment-grade corporate bonds (-15.26%) trailed U.S. Treasuries (-12.46%), while commercial mortgage-backed securities (-10.91%) and agencies (-7.87%) also lost ground. Outside the index, leveraged loans (-0.61%) bested the returns for Treasury Inflation-Protected Securities (-11.85%), U.S. high-yield bonds (-11.21%) and emerging-markets debt (-16.45%).
Comments from Co-Portfolio Managers Andrew Dierdorf and Brett Sumsion:
For the year, VIP Freedom Lifetime Income I Portfolio (-12.01%), VIP Freedom Lifetime Income II Portfolio (-13.83%) and VIP Freedom Lifetime Income III Portfolio (-16.04%) each underperformed its Composite benchmark. Versus Composites, performance among underlying investment funds detracted most in 2022. In particular, active security selection among non-U.S. equities hurt, while performance among U.S. investment-grade bonds detracted to a lesser extent.   Among non-U.S. equities, Fidelity ® VIP Overseas Portfolio (-24.54%) trailed its benchmark, the MSCI EAFE Index (-14.27%). Underlying investments in investment-grade bond portfolios returned -13.30%, trailing the benchmark, the Bloomberg U.S. Aggregate Bond Index (-13.01%). In contrast, top-down, active asset allocation decisions modestly contributed to the Portfolios' relative performance for the year. Specifically, an underweight in U.S. equities - one of the weaker asset classes in 2022 - notably contributed. Among underlying investment portfolios, Fidelity ® VIP Growth & Income Portfolio added value versus Composites, given its -5.01% return in 2022, which outpaced the -18.11% result of its benchmark, the S&P 500 ® index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

VIP Freedom Lifetime Income® I Portfolio
Investment Summary December 31, 2022 (Unaudited)
The information in the following table is based on the direct Investments of the Fund.
Top Holdings (% of Fund's net assets)

VIP Investment Grade Bond II Portfolio - Investor Class	36.8
VIP Government Money Market Portfolio Investor Class 4.00%	19.8
Fidelity Inflation-Protected Bond Index Fund	17.1
VIP Overseas Portfolio Investor Class	6.6
VIP Emerging Markets Portfolio Investor Class	6.0
Fidelity Long-Term Treasury Bond Index Fund	3.6
Fidelity International Bond Index Fund	2.6
VIP High Income Portfolio Investor Class	1.7
VIP Growth Portfolio Investor Class	1.6
VIP Growth & Income Portfolio Investor Class	1.1
96.9

Asset Allocation (% of Fund's net assets)

VIP Freedom Lifetime Income® I Portfolio
Schedule of Investments December 31, 2022
Showing Percentage of Net Assets
Domestic Equity Funds - 5.8%
	Shares	Value ($)
VIP Contrafund Portfolio Investor Class (a)	2,482	93,241
VIP Equity-Income Portfolio Investor Class (a)	3,574	83,550
VIP Growth & Income Portfolio Investor Class (a)	4,528	108,118
VIP Growth Portfolio Investor Class (a)	2,065	146,458
VIP Mid Cap Portfolio Investor Class (a)	804	26,076
VIP Value Portfolio Investor Class (a)	3,612	60,282
VIP Value Strategies Portfolio Investor Class (a)	2,097	29,863
TOTAL DOMESTIC EQUITY FUNDS (Cost $389,923)		547,588

International Equity Funds - 12.6%
	Shares	Value ($)
VIP Emerging Markets Portfolio Investor Class (a)	56,720	556,990
VIP Overseas Portfolio Investor Class (a)	28,762	621,537
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $1,094,588)		1,178,527

Bond Funds - 61.8%
	Shares	Value ($)
Fidelity Inflation-Protected Bond Index Fund (a)	177,648	1,602,387
Fidelity International Bond Index Fund (a)	27,121	238,934
Fidelity Long-Term Treasury Bond Index Fund (a)	33,618	340,888
VIP High Income Portfolio Investor Class (a)	35,337	154,777
VIP Investment Grade Bond II Portfolio - Investor Class (a)	370,377	3,440,806
TOTAL BOND FUNDS (Cost $6,292,856)		5,777,792

Short-Term Funds - 19.8%
	Shares	Value ($)
VIP Government Money Market Portfolio Investor Class 4.00% (a)(b) (Cost $1,850,919)	1,850,919	1,850,919

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $9,628,286)	9,354,826
NET OTHER ASSETS (LIABILITIES) - 0.0%	2
NET ASSETS - 100.0%	9,354,828

Legend

(a)	Affiliated Fund
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Inflation-Protected Bond Index Fund	1,735,253	517,904	312,481	130,371	(13,546)	(324,743)	1,602,387
Fidelity International Bond Index Fund	178,724	132,696	44,375	2,365	(2,706)	(25,405)	238,934
Fidelity Long-Term Treasury Bond Index Fund	331,016	210,723	86,104	8,507	(6,962)	(107,785)	340,888
VIP Contrafund Portfolio Investor Class	142,685	67,861	74,698	5,496	(1,808)	(40,799)	93,241
VIP Emerging Markets Portfolio Investor Class	809,815	223,322	303,806	10,381	(30,931)	(141,410)	556,990
VIP Equity-Income Portfolio Investor Class	150,912	53,888	108,288	4,544	10,146	(23,108)	83,550
VIP Government Money Market Portfolio Investor Class 4.00%	2,440,646	254,734	844,461	26,208	-	-	1,850,919
VIP Growth & Income Portfolio Investor Class	171,790	71,634	123,286	3,991	18,395	(30,415)	108,118
VIP Growth Portfolio Investor Class	145,920	140,017	91,815	10,677	(4,827)	(42,837)	146,458
VIP High Income Portfolio Investor Class	238,018	21,556	73,180	8,285	(5,777)	(25,840)	154,777
VIP Investment Grade Bond II Portfolio - Investor Class	-	4,119,781	420,451	64,515	(11,570)	(246,954)	3,440,806
VIP Investment Grade Bond Portfolio Investor Class	4,559,737	291,541	4,281,599	204,850	(307,484)	(262,195)	-
VIP Mid Cap Portfolio Investor Class	41,864	14,087	21,866	2,208	96	(8,105)	26,076
VIP Overseas Portfolio Investor Class	823,151	289,736	267,854	12,824	(41,708)	(181,788)	621,537
VIP Value Portfolio Investor Class	110,587	33,360	75,948	3,413	11,308	(19,025)	60,282
VIP Value Strategies Portfolio Investor Class	54,205	14,078	32,985	1,967	4,701	(10,136)	29,863
	11,934,323	6,456,918	7,163,197	500,602	(382,673)	(1,490,545)	9,354,826

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.
Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Domestic Equity Funds	547,588	547,588	-	-

International Equity Funds	1,178,527	1,178,527	-	-

Bond Funds	5,777,792	5,777,792	-	-

Short-Term Funds	1,850,919	1,850,919	-	-
Total Investments in Securities:	9,354,826	9,354,826	-	-
VIP Freedom Lifetime Income® I Portfolio
Financial Statements
Statement of Assets and Liabilities
			December 31, 2022

Assets
Investment in securities, at value - See accompanying schedule:	$
Affiliated issuers (cost $9,628,286)		9,354,826

Total Investment in Securities (cost $9,628,286)			$9,354,826
Receivable for investments sold			61,977
Total assets			9,416,803
Liabilities
Payable for investments purchased		$61,819
Payable for fund shares redeemed		156
Total Liabilities			61,975
Net Assets			$9,354,828
Net Assets consist of:
Paid in capital			$9,654,609
Total accumulated earnings (loss)			(299,781)
Net Assets			$9,354,828
Net Asset Value , offering price and redemption price per share ($9,354,828 ÷ 942,264 shares)			$9.93

Statement of Operations
		Year ended December 31, 2022
Investment Income
Dividends:
Affiliated issuers		262,946
Expenses
Independent trustees' fees and expenses	33
Total Expenses		33
Net Investment income (loss)		262,913
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Affiliated issuers	(382,673)
Capital gain distributions from underlying funds:
Affiliated issuers	237,656
Total net realized gain (loss)		(145,017)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Affiliated issuers	(1,490,545)
Total change in net unrealized appreciation (depreciation)		(1,490,545)
Net gain (loss)		(1,635,562)
Net increase (decrease) in net assets resulting from operations		$(1,372,649)
Statement of Changes in Net Assets

	Year ended December 31, 2022	Year ended December 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$262,913	$222,359
Net realized gain (loss)	(145,017)	528,979
Change in net unrealized appreciation (depreciation)	(1,490,545)	(358,900)
Net increase (decrease) in net assets resulting from operations	(1,372,649)	392,438
Distributions to shareholders	(659,209)	(490,116)
Share transactions
Proceeds from sales of shares	50,080	135,512
Reinvestment of distributions	659,209	490,116
Cost of shares redeemed	(1,256,925)	(1,147,079)
Net increase (decrease) in net assets resulting from share transactions	(547,636)	(521,451)
Total increase (decrease) in net assets	(2,579,494)	(619,129)

Net Assets
Beginning of period	11,934,322	12,553,451
End of period	$9,354,828	$11,934,322

Other Information
Shares
Sold	5,003	11,144
Issued in reinvestment of distributions	60,681	40,971
Redeemed	(116,950)	(95,179)
Net increase (decrease)	(51,266)	(43,064)

Financial Highlights
VIP Freedom Lifetime Income I Portfolio

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$12.01	$12.11	$11.49	$10.57	$11.21
Income from Investment Operations
Net investment income (loss) A,B	.27	.22	.15	.24	.19
Net realized and unrealized gain (loss)	(1.66)	.17	1.02	1.05	(.48)
Total from investment operations	(1.39)	.39	1.17	1.29	(.29)
Distributions from net investment income	(.24)	(.13)	(.16)	(.25)	(.19)
Distributions from net realized gain	(.45)	(.36)	(.39)	(.12)	(.17)
Total distributions	(.69)	(.49)	(.55)	(.37)	(.35) C
Net asset value, end of period	$9.93	$12.01	$12.11	$11.49	$10.57
Total Return D,E	(12.01)%	3.26%	10.44%	12.28%	(2.58)%
Ratios to Average Net Assets B,F,G
Expenses before reductions H	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any H	-%	-%	-%	-%	-%
Expenses net of all reductions H	-%	-%	-%	-%	-%
Net investment income (loss)	2.59%	1.83%	1.29%	2.13%	1.69%
Supplemental Data
Net assets, end of period (000 omitted)	$9,355	$11,934	$12,553	$12,606	$12,208
Portfolio turnover rate I	63%	18%	26%	19%	39%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total distributions per share do not sum due to rounding.

D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount represents less than .005%.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Freedom Lifetime Income® II Portfolio
Investment Summary December 31, 2022 (Unaudited)
The information in the following table is based on the direct Investments of the Fund.
Top Holdings (% of Fund's net assets)

VIP Investment Grade Bond II Portfolio - Investor Class	32.8
Fidelity Inflation-Protected Bond Index Fund	15.4
VIP Government Money Market Portfolio Investor Class 4.00%	12.3
VIP Overseas Portfolio Investor Class	10.2
VIP Emerging Markets Portfolio Investor Class	7.4
Fidelity Long-Term Treasury Bond Index Fund	4.0
VIP Growth Portfolio Investor Class	3.6
Fidelity International Bond Index Fund	2.9
VIP Growth & Income Portfolio Investor Class	2.6
VIP Contrafund Portfolio Investor Class	2.3
93.5

Asset Allocation (% of Fund's net assets)

VIP Freedom Lifetime Income® II Portfolio
Schedule of Investments December 31, 2022
Showing Percentage of Net Assets
Domestic Equity Funds - 13.3%
	Shares	Value ($)
VIP Contrafund Portfolio Investor Class (a)	15,919	597,914
VIP Equity-Income Portfolio Investor Class (a)	22,916	535,771
VIP Growth & Income Portfolio Investor Class (a)	29,033	693,299
VIP Growth Portfolio Investor Class (a)	13,238	939,139
VIP Mid Cap Portfolio Investor Class (a)	5,157	167,204
VIP Value Portfolio Investor Class (a)	23,161	386,552
VIP Value Strategies Portfolio Investor Class (a)	13,447	191,485
TOTAL DOMESTIC EQUITY FUNDS (Cost $2,481,878)		3,511,364

International Equity Funds - 17.6%
	Shares	Value ($)
VIP Emerging Markets Portfolio Investor Class (a)	196,997	1,934,511
VIP Overseas Portfolio Investor Class (a)	124,096	2,681,706
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $4,141,435)		4,616,217

Bond Funds - 56.8%
	Shares	Value ($)
Fidelity Inflation-Protected Bond Index Fund (a)	447,363	4,035,212
Fidelity International Bond Index Fund (a)	86,741	764,189
Fidelity Long-Term Treasury Bond Index Fund (a)	104,616	1,060,806
VIP High Income Portfolio Investor Class (a)	99,379	435,281
VIP Investment Grade Bond II Portfolio - Investor Class (a)	928,668	8,627,326
TOTAL BOND FUNDS (Cost $16,364,100)		14,922,814

Short-Term Funds - 12.3%
	Shares	Value ($)
VIP Government Money Market Portfolio Investor Class 4.00% (a)(b) (Cost $3,236,421)	3,236,421	3,236,421

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $26,223,834)	26,286,816
NET OTHER ASSETS (LIABILITIES) - 0.0%	11
NET ASSETS - 100.0%	26,286,827

Legend

(a)	Affiliated Fund
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Inflation-Protected Bond Index Fund	4,092,592	1,466,201	683,905	329,059	(36,950)	(802,726)	4,035,212
Fidelity International Bond Index Fund	564,604	422,739	132,881	7,525	(9,261)	(81,012)	764,189
Fidelity Long-Term Treasury Bond Index Fund	999,535	668,819	247,227	26,524	(19,113)	(341,208)	1,060,806
VIP Contrafund Portfolio Investor Class	893,388	275,487	303,313	35,149	(8,511)	(259,137)	597,914
VIP Emerging Markets Portfolio Investor Class	2,807,309	667,387	937,259	35,910	(100,511)	(502,415)	1,934,511
VIP Equity-Income Portfolio Investor Class	944,944	155,551	484,539	29,194	42,446	(122,631)	535,771
VIP Government Money Market Portfolio Investor Class 4.00%	4,284,312	721,126	1,769,017	44,031	-	-	3,236,421
VIP Growth & Income Portfolio Investor Class	1,075,654	239,696	547,676	25,641	137,012	(211,387)	693,299
VIP Growth Portfolio Investor Class	913,726	716,313	391,983	67,699	(21,596)	(277,321)	939,139
VIP High Income Portfolio Investor Class	663,459	62,492	201,494	23,322	(19,540)	(69,636)	435,281
VIP Investment Grade Bond II Portfolio - Investor Class	-	10,485,643	1,214,802	160,379	(43,126)	(600,389)	8,627,326
VIP Investment Grade Bond Portfolio Investor Class	11,062,752	822,718	10,481,988	505,498	(854,674)	(548,808)	-
VIP Mid Cap Portfolio Investor Class	262,132	57,162	101,367	13,950	(2,394)	(48,329)	167,204
VIP Overseas Portfolio Investor Class	3,653,919	1,086,046	1,070,920	56,415	(124,444)	(862,895)	2,681,706
VIP Value Portfolio Investor Class	692,431	100,152	359,734	21,725	53,311	(99,608)	386,552
VIP Value Strategies Portfolio Investor Class	339,407	42,652	156,928	12,511	30,524	(64,170)	191,485
	33,250,164	17,990,184	19,085,033	1,394,532	(976,827)	(4,891,672)	26,286,816

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.
Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Domestic Equity Funds	3,511,364	3,511,364	-	-

International Equity Funds	4,616,217	4,616,217	-	-

Bond Funds	14,922,814	14,922,814	-	-

Short-Term Funds	3,236,421	3,236,421	-	-
Total Investments in Securities:	26,286,816	26,286,816	-	-
VIP Freedom Lifetime Income® II Portfolio
Financial Statements
Statement of Assets and Liabilities
			December 31, 2022

Assets
Investment in securities, at value - See accompanying schedule:	$
Affiliated issuers (cost $26,223,834)		26,286,816

Total Investment in Securities (cost $26,223,834)			$26,286,816
Cash			6
Receivable for investments sold			207,298
Total assets			26,494,120
Liabilities
Payable for investments purchased		206,852
Payable for fund shares redeemed		441
Total Liabilities			207,293
Net Assets			$26,286,827
Net Assets consist of:
Paid in capital			$26,239,883
Total accumulated earnings (loss)			46,944
Net Assets			$26,286,827
Net Asset Value , offering price and redemption price per share ($26,286,827 ÷ 2,380,059 shares)			$11.04

Statement of Operations
		Year ended December 31, 2022
Investment Income
Dividends:
Affiliated issuers		692,016
Expenses
Independent trustees' fees and expenses	93
Total Expenses		93
Net Investment income (loss)		691,923
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Affiliated issuers	(976,827)
Capital gain distributions from underlying funds:
Affiliated issuers	702,516
Total net realized gain (loss)		(274,311)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Affiliated issuers	(4,891,672)
Total change in net unrealized appreciation (depreciation)		(4,891,672)
Net gain (loss)		(5,165,983)
Net increase (decrease) in net assets resulting from operations		$(4,474,060)
Statement of Changes in Net Assets

	Year ended December 31, 2022	Year ended December 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$691,923	$598,990
Net realized gain (loss)	(274,311)	2,287,088
Change in net unrealized appreciation (depreciation)	(4,891,672)	(827,802)
Net increase (decrease) in net assets resulting from operations	(4,474,060)	2,058,276
Distributions to shareholders	(2,566,314)	(1,715,383)
Share transactions
Proceeds from sales of shares	499,930	207,993
Reinvestment of distributions	2,566,314	1,715,383
Cost of shares redeemed	(2,989,209)	(3,248,017)
Net increase (decrease) in net assets resulting from share transactions	77,035	(1,324,641)
Total increase (decrease) in net assets	(6,963,339)	(981,748)

Net Assets
Beginning of period	33,250,166	34,231,914
End of period	$26,286,827	$33,250,166

Other Information
Shares
Sold	44,136	14,720
Issued in reinvestment of distributions	208,576	124,692
Redeemed	(254,355)	(233,226)
Net increase (decrease)	(1,643)	(93,814)

Financial Highlights
VIP Freedom Lifetime Income II Portfolio

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$13.96	$13.83	$12.98	$11.78	$12.70
Income from Investment Operations
Net investment income (loss) A,B	.29	.25	.16	.26	.20
Net realized and unrealized gain (loss)	(2.12)	.60	1.44	1.65	(.70)
Total from investment operations	(1.83)	.85	1.60	1.91	(.50)
Distributions from net investment income	(.26)	(.15)	(.17)	(.27)	(.20)
Distributions from net realized gain	(.83)	(.57)	(.58)	(.44)	(.22)
Total distributions	(1.09)	(.72)	(.75)	(.71)	(.42)
Net asset value, end of period	$11.04	$13.96	$13.83	$12.98	$11.78
Total Return C,D	(13.83)%	6.27%	12.78%	16.58%	(3.96)%
Ratios to Average Net Assets B,E,F
Expenses before reductions G	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any G	-%	-%	-%	-%	-%
Expenses net of all reductions G	-%	-%	-%	-%	-%
Net investment income (loss)	2.43%	1.78%	1.29%	2.07%	1.57%
Supplemental Data
Net assets, end of period (000 omitted)	$26,287	$33,250	$34,232	$33,602	$31,060
Portfolio turnover rate H	63%	23%	33%	24%	34%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

G Amount represents less than .005%.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Freedom Lifetime Income® III Portfolio
Investment Summary December 31, 2022 (Unaudited)
The information in the following table is based on the direct Investments of the Fund.
Top Holdings (% of Fund's net assets)

VIP Investment Grade Bond II Portfolio - Investor Class	25.5
VIP Overseas Portfolio Investor Class	15.5
Fidelity Inflation-Protected Bond Index Fund	12.8
VIP Emerging Markets Portfolio Investor Class	9.4
VIP Growth Portfolio Investor Class	6.6
Fidelity Long-Term Treasury Bond Index Fund	5.2
VIP Growth & Income Portfolio Investor Class	4.8
VIP Contrafund Portfolio Investor Class	4.2
VIP Equity-Income Portfolio Investor Class	3.7
Fidelity International Bond Index Fund	3.4
91.1

Asset Allocation (% of Fund's net assets)

VIP Freedom Lifetime Income® III Portfolio
Schedule of Investments December 31, 2022
Showing Percentage of Net Assets
Domestic Equity Funds - 24.5%
	Shares	Value ($)
VIP Contrafund Portfolio Investor Class (a)	30,794	1,156,621
VIP Equity-Income Portfolio Investor Class (a)	44,329	1,036,411
VIP Growth & Income Portfolio Investor Class (a)	56,161	1,341,134
VIP Growth Portfolio Investor Class (a)	25,609	1,816,680
VIP Mid Cap Portfolio Investor Class (a)	9,977	323,440
VIP Value Portfolio Investor Class (a)	44,802	747,753
VIP Value Strategies Portfolio Investor Class (a)	26,012	370,411
TOTAL DOMESTIC EQUITY FUNDS (Cost $4,989,315)		6,792,450

International Equity Funds - 24.9%
	Shares	Value ($)
VIP Emerging Markets Portfolio Investor Class (a)	266,832	2,620,289
VIP Overseas Portfolio Investor Class (a)	198,913	4,298,505
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $6,374,415)		6,918,794

Bond Funds - 48.6%
	Shares	Value ($)
Fidelity Inflation-Protected Bond Index Fund (a)	394,742	3,560,576
Fidelity International Bond Index Fund (a)	107,238	944,764
Fidelity Long-Term Treasury Bond Index Fund (a)	142,878	1,448,780
VIP High Income Portfolio Investor Class (a)	105,105	460,361
VIP Investment Grade Bond II Portfolio - Investor Class (a)	761,531	7,074,624
TOTAL BOND FUNDS (Cost $14,927,572)		13,489,105

Short-Term Funds - 2.0%
	Shares	Value ($)
VIP Government Money Market Portfolio Investor Class 4.00% (a)(b) (Cost $568,132)	568,132	568,132

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $26,859,434)	27,768,481
NET OTHER ASSETS (LIABILITIES) - 0.0%	14
NET ASSETS - 100.0%	27,768,495

Legend

(a)	Affiliated Fund
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Inflation-Protected Bond Index Fund	3,524,960	1,460,322	685,584	291,131	(37,021)	(702,101)	3,560,576
Fidelity International Bond Index Fund	704,210	545,606	192,188	9,374	(13,323)	(99,541)	944,764
Fidelity Long-Term Treasury Bond Index Fund	1,188,676	1,059,274	337,574	34,977	(29,743)	(431,853)	1,448,780
VIP Contrafund Portfolio Investor Class	1,640,917	418,883	402,857	67,054	(35,290)	(465,032)	1,156,621
VIP Emerging Markets Portfolio Investor Class	3,796,362	764,765	1,130,808	48,337	(127,419)	(682,611)	2,620,289
VIP Equity-Income Portfolio Investor Class	1,735,521	166,142	714,565	56,268	58,815	(209,502)	1,036,411
VIP Government Money Market Portfolio Investor Class 4.00%	1,320,724	500,690	1,253,282	6,490	-	-	568,132
VIP Growth & Income Portfolio Investor Class	1,975,654	306,285	800,504	49,336	195,130	(335,431)	1,341,134
VIP Growth Portfolio Investor Class	1,678,275	1,223,931	527,346	126,493	(40,925)	(517,255)	1,816,680
VIP High Income Portfolio Investor Class	721,425	54,633	219,723	24,827	(19,341)	(76,633)	460,361
VIP Investment Grade Bond II Portfolio - Investor Class	-	9,397,119	1,794,730	129,603	(45,951)	(481,814)	7,074,624
VIP Investment Grade Bond Portfolio Investor Class	9,670,153	896,588	9,341,420	440,016	(868,703)	(356,618)	-
VIP Mid Cap Portfolio Investor Class	481,432	82,068	144,740	26,260	(9,204)	(86,116)	323,440
VIP Overseas Portfolio Investor Class	5,801,129	1,559,215	1,498,327	89,733	(153,721)	(1,409,791)	4,298,505
VIP Value Portfolio Investor Class	1,271,761	114,595	551,012	41,047	84,522	(172,113)	747,753
VIP Value Strategies Portfolio Investor Class	623,354	48,432	237,388	23,815	35,870	(99,857)	370,411
	36,134,553	18,598,548	19,832,048	1,464,761	(1,006,304)	(6,126,268)	27,768,481

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.
Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Domestic Equity Funds	6,792,450	6,792,450	-	-

International Equity Funds	6,918,794	6,918,794	-	-

Bond Funds	13,489,105	13,489,105	-	-

Short-Term Funds	568,132	568,132	-	-
Total Investments in Securities:	27,768,481	27,768,481	-	-
VIP Freedom Lifetime Income® III Portfolio
Financial Statements
Statement of Assets and Liabilities
			December 31, 2022

Assets
Investment in securities, at value - See accompanying schedule:	$
Affiliated issuers (cost $26,859,434)		27,768,481

Total Investment in Securities (cost $26,859,434)			$27,768,481
Cash			4
Receivable for investments sold			291,802
Total assets			28,060,287
Liabilities
Payable for investments purchased		291,331
Payable for fund shares redeemed		461
Total Liabilities			291,792
Net Assets			$27,768,495
Net Assets consist of:
Paid in capital			$26,863,489
Total accumulated earnings (loss)			905,006
Net Assets			$27,768,495
Net Asset Value , offering price and redemption price per share ($27,768,495 ÷ 2,387,635 shares)			$11.63

Statement of Operations
		Year ended December 31, 2022
Investment Income
Dividends:
Affiliated issuers		660,973
Expenses
Independent trustees' fees and expenses	99
Total Expenses		99
Net Investment income (loss)		660,874
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Affiliated issuers	(1,006,304)
Capital gain distributions from underlying funds:
Affiliated issuers	803,788
Total net realized gain (loss)		(202,516)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Affiliated issuers	(6,126,268)
Total change in net unrealized appreciation (depreciation)		(6,126,268)
Net gain (loss)		(6,328,784)
Net increase (decrease) in net assets resulting from operations		$(5,667,910)
Statement of Changes in Net Assets

	Year ended December 31, 2022	Year ended December 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$660,874	$623,475
Net realized gain (loss)	(202,516)	2,992,028
Change in net unrealized appreciation (depreciation)	(6,126,268)	(261,283)
Net increase (decrease) in net assets resulting from operations	(5,667,910)	3,354,220
Distributions to shareholders	(3,172,095)	(1,973,678)
Share transactions
Proceeds from sales of shares	227,663	480,105
Reinvestment of distributions	3,172,095	1,973,678
Cost of shares redeemed	(2,925,814)	(2,974,517)
Net increase (decrease) in net assets resulting from share transactions	473,944	(520,734)
Total increase (decrease) in net assets	(8,366,061)	859,808

Net Assets
Beginning of period	36,134,556	35,274,748
End of period	$27,768,495	$36,134,556

Other Information
Shares
Sold	19,322	31,605
Issued in reinvestment of distributions	240,398	132,610
Redeemed	(235,700)	(197,335)
Net increase (decrease)	24,020	(33,120)

Financial Highlights
VIP Freedom Lifetime Income III Portfolio

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$15.29	$14.72	$13.53	$11.89	$13.07
Income from Investment Operations
Net investment income (loss) A,B	.27	.26	.16	.26	.19
Net realized and unrealized gain (loss)	(2.58)	1.15	1.83	2.11	(.92)
Total from investment operations	(2.31)	1.41	1.99	2.37	(.73)
Distributions from net investment income	(.26)	(.16)	(.17)	(.27)	(.19)
Distributions from net realized gain	(1.10)	(.67)	(.62)	(.47)	(.26)
Total distributions	(1.35) C	(.84) C	(.80) C	(.73) C	(.45)
Net asset value, end of period	$11.63	$15.29	$14.72	$13.53	$11.89
Total Return D,E	(16.04)%	9.78%	15.23%	20.44%	(5.68)%
Ratios to Average Net Assets B,F,G
Expenses before reductions H	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any H	-%	-%	-%	-%	-%
Expenses net of all reductions H	-%	-%	-%	-%	-%
Net investment income (loss)	2.18%	1.73%	1.24%	2.02%	1.45%
Supplemental Data
Net assets, end of period (000 omitted)	$27,768	$36,135	$35,275	$33,018	$28,469
Portfolio turnover rate I	61%	28%	35%	26%	35%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total distributions per share do not sum due to rounding.

D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount represents less than .005%.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended December 31, 2022

1. Organization.
VIP Freedom Lifetime Income I Portfolio, VIP Freedom Lifetime Income II Portfolio, and VIP Freedom Lifetime Income III Portfolio (the Funds) are funds of Variable Insurance Products Fund V (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each Fund is authorized to issue an unlimited number of shares. Shares of each Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts.
2. Significant Accounting Policies.
Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Each Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of each Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. The aggregate value of investments by input level as of December 31, 2022 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from any underlying mutual funds or exchange-traded funds (ETFs) are recorded on the ex-dividend date.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2022, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from the Underlying Funds, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
VIP Freedom Lifetime Income I Portfolio.	$9,674,305	$274,862	$(594,341)	$(319,479)
VIP Freedom Lifetime Income II Portfolio	26,379,875	1,591,123	(1,684,182)	(93,059)
VIP Freedom Lifetime Income III Portfolio	27,047,450	2,580,427	(1,859,396)	721,031

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Capital loss carryforward	Net unrealized appreciation (depreciation) on securities and other investments
VIP Freedom Lifetime Income I Portfolio.	$134,637	$(114,939)	$(319,479)
VIP Freedom Lifetime Income II Portfolio	338,558	(198,554)	(93,059)
VIP Freedom Lifetime Income III Portfolio	296,766	(112,792)	721,031

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	Short-term	Long-term	Total capital loss carryforward
VIP Freedom Lifetime Income I Portfolio.	$(57,029)	$(57,910)	$(114,939)
VIP Freedom Lifetime Income II Portfolio	(166,493)	(32,061)	(198,554)
VIP Freedom Lifetime Income III Portfolio	(112,792)	-	(112,792)

The tax character of distributions paid was as follows:

December 31, 2022
	Ordinary Income	Long-term Capital Gains	Total
VIP Freedom Lifetime Income I Portfolio.	$231,236	$427,973	$659,209
VIP Freedom Lifetime Income II Portfolio	613,767	1,952,547	2,566,314
VIP Freedom Lifetime Income III Portfolio	613,473	2,558,622	3,172,095

December 31, 2021
	Ordinary Income	Long-term Capital Gains	Total
VIP Freedom Lifetime Income I Portfolio.	$242,086	$248,030	$490,116
VIP Freedom Lifetime Income II Portfolio	709,046	1,006,337	1,715,383
VIP Freedom Lifetime Income III Portfolio	837,174	1,136,504	1,973,678
3. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
VIP Freedom Lifetime Income I Portfolio	6,456,918	7,163,197
VIP Freedom Lifetime Income II Portfolio	17,990,184	19,085,033
VIP Freedom Lifetime Income III Portfolio	18,598,548	19,832,048
4. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) provides the Funds with investment management related services. The Funds do not pay any fees for these services.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.

Reallocation of Underlying Fund Investments. During the period, the investment adviser reallocated investments of the Funds. This involved taxable redemptions of the Funds' interest in VIP Investment Grade Bond Fund, ("Underlying Fund") for investments and cash and non-taxable exchanges of those investments and cash for shares of VIP Investment Grade Bond Fund II which is affiliated investment company managed by FMR. Net realized gain (loss) on the redemptions of the Underlying Fund in connection with the reallocation is included in the accompanying Statements of Operations as "Net realized gain (loss) on Affiliated issuers."

Details of these transactions with the net related gain (loss) for the Funds are presented in the accompanying table:

	Value of Investments and Cash reallocated ($)	Net realized Gain (Loss) on redemptions of Underlying Fund ($)
VIP Freedom Lifetime Income I Portfolio	3,808,654	(303,778)
VIP Freedom Lifetime Income II Portfolio	9,362,250	(795,525)
VIP Freedom Lifetime Income III Portfolio	8,228,729	(785,806)
5. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% of the outstanding shares as follows:

Affiliated %
VIP Freedom Lifetime Income I Portfolio	100%
VIP Freedom Lifetime Income II Portfolio	100%
VIP Freedom Lifetime Income III Portfolio	100%
6. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Variable Insurance Products Fund V and the Shareholders of VIP Freedom Lifetime Income I Portfolio, VIP Freedom Lifetime Income II Portfolio and VIP Freedom Lifetime Income III Portfolio
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of VIP Freedom Lifetime Income I Portfolio, VIP Freedom Lifetime Income II Portfolio and VIP Freedom Lifetime Income III Portfolio (the "Funds"), each a fund of Variable Insurance Products Fund V, including the schedules of investments, as of December 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2022, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
February 14, 2023
We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. If the interests of a fund and an underlying Fidelity ® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds. FMR has structured the funds to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, FMR, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Each of the Trustees oversees 295 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.
Board Structure and Oversight Function.   Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity ® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity ® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity ® funds (2001-2005), and managed a number of Fidelity ® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity ® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity ® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity ® funds (2013-2016).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity ® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity ® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity ® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity ® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Arthur E. Johnson (1947)
Year of Election or Appointment: 2008
Trustee
Mr. Johnson also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Chairman (2018-2021) and Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity ® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity ® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity ® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity ® funds (2016).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Laura M. Bishop (1961)
Year of Election or Appointment: 2022
Member of the Advisory Board
Ms. Bishop also serves as a Member of the Advisory Board of other funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting).
Robert W. Helm (1957)
Year of Election or Appointment: 2021
Member of the Advisory Board
Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments (2005-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia serves as Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments. Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
William Irving (1964)
Year of Election or Appointment: 2023
Vice President
Mr. Irving also serves as Vice President of other funds. Mr. Irving serves as Head of Fidelity Asset Management Solutions (2022-present) and is an employee of Fidelity Investments. Mr. Irving serves as President and Director of Fidelity Diversifying Solutions LLC (investment adviser firm, 2023-present) and President, Director, or Vice President of certain other Fidelity entities. Previously, Mr. Irving served as Chief Investment Officer (CIO) in the Global Asset Allocation division (2020-2022).  Prior to that, he was Managing Director of Research in the Global Asset Allocation division (2018-2020) and portfolio manager of certain Fidelity ® funds (2004-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2022 to December 31, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period- C July 1, 2022 to December 31, 2022

VIP Freedom Lifetime Income® I Portfolio	-%- D
Actual		$ 1,000	$ 988.80	$- E
Hypothetical- B		$ 1,000	$ 1,025.21	$- E

VIP Freedom Lifetime Income® II Portfolio	-%- D
Actual		$ 1,000	$ 993.70	$- E
Hypothetical- B		$ 1,000	$ 1,025.21	$- E

VIP Freedom Lifetime Income® III Portfolio	-%- D
Actual		$ 1,000	$ 1,001.10	$- E
Hypothetical- B		$ 1,000	$ 1,025.21	$- E

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.
D   Amount represents less than .005%.

E   Amount represents less than $.005.

Distributions   (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A percentage of the dividends distributed during the fiscal year for the following funds were derived from interest on U.S. Government securities which is generally exempt from state income tax:

Freedom Lifetime Income I Portfolio	42.06%
Freedom Lifetime Income II Portfolio	37.87%
Freedom Lifetime Income III Portfolio	31.84%

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

Freedom Lifetime Income I Portfolio
February 2022 December 2022	0% 4%
Freedom Lifetime Income II Portfolio
February 2022 December 2022	0% 10%
Freedom Lifetime Income III Portfolio
February 2022 December 2022	0% 17%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Freedom Lifetime Income I Portfolio	12/21/2022	$0.0231	$0.0049
Freedom Lifetime Income II Portfolio	12/21/2022	$0.0347	$0.0072
Freedom Lifetime Income III Portfolio	12/21/2022	$0.0504	$0.0104

Board Approval of Investment Advisory Contracts and Management Fees

VIP Freedom Lifetime Income Funds

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) for each fund (the Advisory Contract). The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contract, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) - Operations, Audit, Fair Valuation, and Governance and Nominating - each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all the Independent Trustees are members, meets regularly throughout the year and requests, receives and considers, among other matters, information related to the annual consideration of the renewal of the fund's Advisory Contracts before making its recommendation to the Board. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet from time to time with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2022 meeting, the Board unanimously determined to renew each fund's Advisory Contract. In reaching its determination, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contract was in the best interests of each fund and its shareholders and that the fact that no fees are payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. In reaching its determination, the Board was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of FMR, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups with responsibility for the underlying Fidelity funds in which each fund invests. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds throughout the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services . The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors.  Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services . The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by Fidelity under the Advisory Contract and under separate agreements covering transfer agency, and pricing and bookkeeping services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools.  The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds, ETFs, and share classes with innovative structures, strategies and pricing and making other enhancements to meet investor needs; (iv) broadening eligibility requirements for certain funds and share classes; (v) reducing management fees and total expenses for certain funds and classes; (vi) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (vii) rationalizing product lines and gaining increased efficiencies from fund mergers and liquidations; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (ix) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including their retirement income goals.

Investment Performance . The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the investment adviser about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for each fund for different time periods, measured against one or more appropriate securities market indices, including a customized blended index that reflects the respective weights of the fund's asset classes (each a benchmark index). The Board also receives and considers information about performance attribution. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the investment adviser the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses, including acquired fund fees and expenses, but after transaction costs, if any) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, taking into account relevant factors including the following: general market conditions; the extent to which particular underlying funds affected performance; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for each fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods. No performance peer group information was considered by the Board as Fidelity advised the Board that competitor funds differ significantly in their asset allocation strategy, degree of active management and glidepath construction.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio . The Board noted that the funds do not pay FMR a management fee for investment advisory services, and that each fund bears indirectly the fees and expenses, including the management fees, paid by the underlying Fidelity funds in which it invests. The Board considered each fund's management fee and total expense ratio compared to selected groups of competitive funds and classes (referred to as "mapped groups" below) for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. Combining funds with similar investment objective categories aids the Board's comparisons of management fees and total expense ratios by broadening the competitive group used for such comparisons.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and was considered by the Board.

VIP Freedom Lifetime Income I Portfolio

VIP Freedom Lifetime Income II Portfolio

VIP Freedom Lifetime Income III Portfolio

The Board noted that each fund's management fee rate of 0.00% ranked below the median of its Total Mapped Group and below the median of its ASPG for 2021. The Board further noted that many peer funds pay fund-level expenses, including management fees, to which the funds are not subject.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio . In its review of the total expense ratio of each fund, the Board considered that the funds do not pay transfer agent fees. Instead, the applicable class of each underlying Fidelity fund bears its pro rata portion of each fund's transfer agent fee according to the percentage of each fund's assets invested in that underlying fund. The Board further noted that FMR pays all other expenses of each fund, with limited exceptions. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison, which focuses on the total expenses of the fund relative to a subset of non-Fidelity funds within the similar sales load structure group that are similar in size and management fee structure. The total expense ASPG is limited to 15 larger and 15 smaller classes of different funds, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in expenses relating to these items.

The Board noted that VIP Freedom Lifetime Income I Portfolio's total net expense ratio ranked below the similar sales load structure group competitive median for 2021 and below the ASPG competitive median for 2021.

The Board noted that VIP Freedom Lifetime Income II Portfolio's total net expense ratio ranked below the similar sales load structure group competitive median for 2021 and below the ASPG competitive median for 2021.

The Board noted that VIP Freedom Lifetime Income III Portfolio's total net expense ratio ranked above the similar sales load structure group competitive median for 2021 and above the ASPG competitive median for 2021. The Board considered that, in general, various factors can affect total expense ratios. The Board noted Fidelity's explanation that the fund was above the ASPG competitive median for 2021 primarily due to higher domestic and international equity allocations relative to competitors.
Fees Charged to Other Fidelity Clients . The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the level of Fidelity's profits in respect of all the Fidelity funds, including the Fidelity funds in which the funds invest.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund were not relevant to the renewal of each fund's Advisory Contract because the funds do not pay management fees and FMR pays all other expenses of each fund, with limited exceptions.

Economies of Scale. The Board concluded that because the funds do not pay management fees and FMR pays all other expenses of each fund, with limited exceptions, economies of scale cannot be realized by the funds, but may be realized by the other Fidelity funds in which each fund invests, many of which may benefit from breakpoints under the group fee arrangement.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) the extent to which current market conditions have affected retention and recruitment of personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent, pricing and bookkeeping fees, expense and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the changes in flows for different types of funds; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; and (ix) explanations regarding the relative total expense ratios and management fees of certain funds and classes, total expense and management fee competitive trends, and methodologies for total expense and management fee competitive comparisons. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable and that each fund's Advisory Contract should be renewed.

1.816199.117
VIPFLI-ANN-0323
Fidelity® Variable Insurance Products:

Investment Grade Bond Portfolio

Annual Report
December 31, 2022

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.
Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2022	Past 1 year	Past 5 years	Past 10 years
Initial Class	-12.96%	0.64%	1.53%
Service Class	-13.03%	0.54%	1.44%
Service Class 2	-13.21%	0.38%	1.28%
Investor Class	-12.96%	0.61%	1.50%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Investment Grade Bond Portfolio - Initial Class, a class of the fund, on December 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg U.S. Aggregate Bond Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
U.S. taxable investment-grade bonds notably declined in 2022, as a multitude of crosscurrents challenged the global economy and financial markets. The Bloomberg U.S. Aggregate Bond Index returned -13.01% for the year, its worst annual return on record and the first time it ever ceded ground in back-to-back calendar years. In late 2021, the Federal Reserve began its pivot to a tighter monetary policy, tapering the large-scale asset purchases it initially started in 2008, and dramatically expanded in 2020 amid the COVID-19 pandemic. In early 2022, the Fed, faced with persistent inflationary pressure, began implementing an aggressive series of rate hikes, raising its benchmark interest rate seven times, by a total of 4.25 percentage points, between March and December. This represented the fastest-ever pace of monetary tightening and helped push nominal and real (inflation-adjusted) U.S. bond yields to their highest level in more than a decade. Bond prices, which move inversely to yields, fell sharply. Credit spreads significantly widened, as investors demanded more yield for buying corporate debt and other credit-sensitive assets. In November and December, the bond market staged a broad rally (+3.21%) when comments by Fed Chair Jerome Powell pointed to a slowdown in the size and pace of rate hikes, but all major market segments lost ground for the 12 months, with higher-quality, shorter-term bonds holding up best. Spread sectors broadly trailed Treasuries on a duration-adjusted basis.
Comments from Co-Portfolio Managers Celso Munoz and Ford O'Neil:
For the fiscal year ending December 31, 2022, the fund's share classes (excluding sales charges, if any) returned -13.21% to -12.96%, roughly in line with the -13.01% return of the benchmark, the Bloomberg U.S. Aggregate Bond Index. Versus the benchmark, the fund had less interest rate sensitivity, as measured by its shorter duration, during much of the reporting period. This gave the fund a performance edge as interest rates and bond yields climbed. Underweighting mortgage-backed securities also contributed to the fund's relative performance. MBS generally lagged the index, hurt by rapidly declining prepayment loan prepayment activity that extended their duration. Additionally, the U.S. Federal Reserve, the biggest buyer of MBS, scaled back its purchases of the securities and planned to eventually sell its holdings in the sector. In contrast, positioning among investment-grade corporate bonds modestly crimped the fund's results. Specifically, the fund had more exposure to BBB-rated bonds, which underperformed their higher-quality counterparts as credit spreads widened. Elsewhere, overweighting commercial mortgage-backed securities and asset-backed securities, including collateralized loan obligations (CLOs), two segments that lagged the benchmark, also hindered the relative result. The fund's exposure to high-yield bonds had no material impact on its relative performance this period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary December 31, 2022 (Unaudited)
Quality Diversification (% of Fund's net assets)

Short-Term Investments and Net Other Assets (Liabilities) - (2.4)%*
*Short-term investments and Net Other Assets (Liabilities) are not available in the pie chart.

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Securities rated BB or below were rated investment grade at the time of acquisition.

The information in the above tables is based on the combined investments of the Fund and its pro-rata share of investments of Fidelity's fixed-income central funds.
Asset Allocation (% of Fund's net assets)

Short-Term Investments and Net Other Assets (Liabilities) - (2.4)%*
Foreign investments - 12.5%
Futures and Swaps - 1.0%
*Short-Term Investments and Net Other Assets (Liabilities) are not available in the pie chart.
Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

The information in the above table is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's fixed-income Central funds.
An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional. fidelity.com, as applicable.
Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are based on country or territory of incorporation and are adjusted for the effect of derivatives, if applicable.

Schedule of Investments December 31, 2022
Showing Percentage of Net Assets
Nonconvertible Bonds - 35.7%
	Principal Amount (a)	Value ($)
COMMUNICATION SERVICES - 3.2%
Diversified Telecommunication Services - 0.9%
AT&T, Inc.:
2.55% 12/1/33	8,483,000	6,519,268
3.8% 12/1/57	8,657,000	5,972,753
4.3% 2/15/30	1,940,000	1,826,698
4.75% 5/15/46	10,884,000	9,201,487
Verizon Communications, Inc.:
2.1% 3/22/28	3,395,000	2,946,446
2.55% 3/21/31	3,143,000	2,584,673
3% 3/22/27	735,000	682,955
4.862% 8/21/46	4,225,000	3,787,107
5.012% 4/15/49	164,000	148,962
		33,670,349
Entertainment - 0.4%
The Walt Disney Co.:
3.8% 3/22/30	13,068,000	12,179,645
4.7% 3/23/50	4,126,000	3,787,479
		15,967,124
Media - 1.5%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
4.4% 4/1/33	1,435,000	1,227,871
4.908% 7/23/25	2,191,000	2,147,401
5.25% 4/1/53	1,435,000	1,107,595
5.375% 5/1/47	10,316,000	8,092,309
5.5% 4/1/63	1,435,000	1,094,202
6.484% 10/23/45	1,557,000	1,404,062
Comcast Corp.:
3.9% 3/1/38	608,000	523,953
4.65% 7/15/42	1,441,000	1,301,020
Discovery Communications LLC:
3.625% 5/15/30	1,973,000	1,625,927
4.65% 5/15/50	5,336,000	3,669,654
Fox Corp.:
4.03% 1/25/24	720,000	711,650
4.709% 1/25/29	1,042,000	1,006,861
5.476% 1/25/39	1,027,000	934,494
5.576% 1/25/49	682,000	608,474
Magallanes, Inc.:
3.428% 3/15/24 (b)	2,320,000	2,252,182
3.638% 3/15/25 (b)	1,270,000	1,207,722
3.755% 3/15/27 (b)	2,484,000	2,236,915
4.054% 3/15/29 (b)	861,000	744,870
4.279% 3/15/32 (b)	3,451,000	2,842,812
5.05% 3/15/42 (b)	1,789,000	1,368,732
5.141% 3/15/52 (b)	2,782,000	2,022,421
Time Warner Cable LLC:
4.5% 9/15/42	525,000	384,355
5.5% 9/1/41	965,000	800,829
5.875% 11/15/40	852,000	742,285
6.55% 5/1/37	11,472,000	10,922,043
7.3% 7/1/38	2,146,000	2,128,772
		53,109,411
Wireless Telecommunication Services - 0.4%
Rogers Communications, Inc.:
3.2% 3/15/27 (b)	2,687,000	2,486,190
3.8% 3/15/32 (b)	2,344,000	2,022,763
T-Mobile U.S.A., Inc.:
3.75% 4/15/27	3,463,000	3,261,771
3.875% 4/15/30	5,007,000	4,535,414
4.375% 4/15/40	747,000	637,489
4.5% 4/15/50	1,468,000	1,206,898
		14,150,525
TOTAL COMMUNICATION SERVICES		116,897,409
CONSUMER DISCRETIONARY - 0.7%
Automobiles - 0.1%
General Motors Financial Co., Inc. 4.25% 5/15/23	1,181,000	1,176,116
Volkswagen Group of America Finance LLC 3.125% 5/12/23 (b)	2,832,000	2,809,375
		3,985,491
Diversified Consumer Services - 0.0%
Ingersoll-Rand Global Holding Co. Ltd. 4.25% 6/15/23	1,665,000	1,661,141
Hotels, Restaurants & Leisure - 0.1%
McDonald's Corp.:
3.5% 7/1/27	956,000	906,832
3.6% 7/1/30	1,138,000	1,043,724
		1,950,556
Leisure Products - 0.1%
Hasbro, Inc. 3% 11/19/24	2,495,000	2,397,115
Specialty Retail - 0.4%
AutoNation, Inc. 4.75% 6/1/30	434,000	387,213
AutoZone, Inc.:
3.625% 4/15/25	649,000	627,936
4% 4/15/30	3,015,000	2,791,732
Lowe's Companies, Inc.:
3.35% 4/1/27	384,000	360,485
3.75% 4/1/32	1,183,000	1,052,324
4.25% 4/1/52	4,817,000	3,818,932
4.45% 4/1/62	4,962,000	3,857,441
4.5% 4/15/30	2,166,000	2,075,787
O'Reilly Automotive, Inc. 4.2% 4/1/30	668,000	630,263
		15,602,113
TOTAL CONSUMER DISCRETIONARY		25,596,416
CONSUMER STAPLES - 2.5%
Beverages - 1.4%
Anheuser-Busch InBev Finance, Inc.:
4.7% 2/1/36	5,260,000	4,967,769
4.9% 2/1/46	6,535,000	5,940,807
Anheuser-Busch InBev Worldwide, Inc.:
3.5% 6/1/30	2,100,000	1,911,685
4.35% 6/1/40	2,002,000	1,759,253
4.5% 6/1/50	2,838,000	2,482,223
4.6% 6/1/60	2,100,000	1,821,447
4.75% 4/15/58	3,264,000	2,865,118
5.45% 1/23/39	2,662,000	2,656,166
5.55% 1/23/49	6,083,000	6,013,641
5.8% 1/23/59 (Reg. S)	6,427,000	6,573,953
Molson Coors Beverage Co.:
3% 7/15/26	4,258,000	3,951,645
5% 5/1/42	7,433,000	6,592,900
The Coca-Cola Co.:
3.375% 3/25/27	3,224,000	3,091,915
3.45% 3/25/30	1,970,000	1,831,989
		52,460,511
Food Products - 0.5%
General Mills, Inc. 2.875% 4/15/30	408,000	352,482
JBS U.S.A. Lux SA / JBS Food Co.:
2.5% 1/15/27 (b)	5,004,000	4,377,099
3% 5/15/32 (b)	4,479,000	3,434,724
3.625% 1/15/32 (b)	1,723,000	1,395,630
5.125% 2/1/28 (b)	1,885,000	1,785,797
5.5% 1/15/30 (b)	717,000	682,240
5.75% 4/1/33 (b)	3,880,000	3,700,666
		15,728,638
Tobacco - 0.6%
Altria Group, Inc.:
4.25% 8/9/42	3,140,000	2,327,022
4.5% 5/2/43	2,104,000	1,579,569
4.8% 2/14/29	575,000	551,729
5.375% 1/31/44	1,907,000	1,680,829
5.95% 2/14/49	753,000	669,591
Imperial Tobacco Finance PLC:
4.25% 7/21/25 (b)	8,792,000	8,396,455
6.125% 7/27/27 (b)	1,890,000	1,880,860
Reynolds American, Inc.:
4.45% 6/12/25	1,329,000	1,300,104
5.7% 8/15/35	689,000	621,934
6.15% 9/15/43	2,271,000	2,025,579
7.25% 6/15/37	1,681,000	1,718,791
		22,752,463
TOTAL CONSUMER STAPLES		90,941,612
ENERGY - 4.2%
Energy Equipment & Services - 0.0%
Halliburton Co.:
3.8% 11/15/25	34,000	33,070
4.85% 11/15/35	1,223,000	1,131,414
		1,164,484
Oil, Gas & Consumable Fuels - 4.2%
Canadian Natural Resources Ltd.:
3.8% 4/15/24	3,850,000	3,772,816
5.85% 2/1/35	1,417,000	1,363,259
Columbia Pipeline Group, Inc. 4.5% 6/1/25	758,000	746,413
DCP Midstream Operating LP:
3.875% 3/15/23	1,006,000	1,000,286
5.6% 4/1/44	697,000	649,865
6.45% 11/3/36 (b)	1,406,000	1,377,772
Empresa Nacional de Petroleo 4.375% 10/30/24 (b)	2,009,000	1,948,479
Enbridge, Inc.:
4% 10/1/23	1,597,000	1,584,136
4.25% 12/1/26	1,006,000	967,179
Energy Transfer LP:
3.75% 5/15/30	1,314,000	1,158,535
3.9% 5/15/24 (c)	751,000	731,415
4.2% 9/15/23	673,000	668,776
4.25% 3/15/23	577,000	575,589
4.5% 4/15/24	717,000	706,793
4.95% 6/15/28	2,298,000	2,222,132
5% 5/15/50	3,733,000	2,982,409
5.25% 4/15/29	1,165,000	1,126,504
5.4% 10/1/47	766,000	648,846
5.8% 6/15/38	1,282,000	1,173,685
6% 6/15/48	834,000	751,807
6.25% 4/15/49	800,000	743,900
Enterprise Products Operating LP 3.7% 2/15/26	2,725,000	2,626,314
Exxon Mobil Corp. 3.482% 3/19/30	7,630,000	7,115,757
Hess Corp.:
4.3% 4/1/27	2,776,000	2,651,228
5.6% 2/15/41	7,441,000	7,033,747
7.125% 3/15/33	569,000	612,844
7.3% 8/15/31	762,000	827,303
7.875% 10/1/29	2,490,000	2,759,744
Kinder Morgan Energy Partners LP:
3.45% 2/15/23	965,000	962,916
6.55% 9/15/40	261,000	261,586
Kinder Morgan, Inc. 5.55% 6/1/45	1,383,000	1,261,035
MPLX LP:
4.5% 7/15/23	1,121,000	1,116,466
4.8% 2/15/29	640,000	612,442
4.875% 12/1/24	1,553,000	1,540,302
4.95% 9/1/32	3,480,000	3,263,148
5.5% 2/15/49	1,917,000	1,684,835
Occidental Petroleum Corp.:
5.55% 3/15/26	3,587,000	3,573,549
6.2% 3/15/40	965,000	944,345
6.45% 9/15/36	2,612,000	2,664,240
6.6% 3/15/46	3,240,000	3,333,928
7.5% 5/1/31	4,360,000	4,658,529
Petroleos Mexicanos:
4.5% 1/23/26	3,020,000	2,739,140
5.95% 1/28/31	2,067,000	1,562,652
6.35% 2/12/48	7,493,000	4,548,719
6.49% 1/23/27	2,174,000	1,984,862
6.5% 3/13/27	2,742,000	2,491,793
6.5% 1/23/29	3,157,000	2,695,636
6.7% 2/16/32	2,866,000	2,246,228
6.75% 9/21/47	6,872,000	4,376,639
6.84% 1/23/30	10,482,000	8,668,614
6.95% 1/28/60	4,473,000	2,830,291
7.69% 1/23/50	9,202,000	6,360,883
Phillips 66 Co. 3.85% 4/9/25	349,000	340,422
Plains All American Pipeline LP/PAA Finance Corp.:
3.55% 12/15/29	751,000	651,166
3.6% 11/1/24	789,000	762,819
Sabine Pass Liquefaction LLC 4.5% 5/15/30	4,528,000	4,197,079
The Williams Companies, Inc.:
3.5% 11/15/30	4,829,000	4,221,893
3.9% 1/15/25	690,000	671,943
4.3% 3/4/24	3,094,000	3,056,576
4.5% 11/15/23	994,000	986,667
4.55% 6/24/24	7,571,000	7,488,148
4.65% 8/15/32	3,633,000	3,381,973
5.3% 8/15/52	824,000	736,777
Transcontinental Gas Pipe Line Co. LLC:
3.25% 5/15/30	577,000	500,717
3.95% 5/15/50	1,863,000	1,416,611
Western Gas Partners LP:
3.95% 6/1/25	493,000	466,654
4.5% 3/1/28	1,136,000	1,042,280
4.65% 7/1/26	5,141,000	4,879,117
4.75% 8/15/28	656,000	599,118
		152,310,271
TOTAL ENERGY		153,474,755
FINANCIALS - 16.9%
Banks - 7.0%
Bank of America Corp.:
2.299% 7/21/32 (c)	8,618,000	6,636,781
3.3% 1/11/23	2,465,000	2,464,157
3.419% 12/20/28 (c)	10,766,000	9,748,929
3.5% 4/19/26	2,852,000	2,721,783
3.864% 7/23/24 (c)	2,481,000	2,458,522
3.95% 4/21/25	2,342,000	2,279,253
4.2% 8/26/24	11,341,000	11,165,545
4.25% 10/22/26	2,419,000	2,336,632
4.45% 3/3/26	861,000	843,665
5.015% 7/22/33 (c)	18,422,000	17,489,698
Barclays PLC:
2.852% 5/7/26 (c)	4,594,000	4,268,860
4.375% 1/12/26	3,532,000	3,417,884
5.088% 6/20/30 (c)	4,171,000	3,841,743
5.2% 5/12/26	3,533,000	3,435,827
BNP Paribas SA 2.219% 6/9/26 (b)(c)	4,281,000	3,930,550
Citigroup, Inc.:
3.352% 4/24/25 (c)	2,815,000	2,729,644
3.875% 3/26/25	5,393,000	5,243,435
4.3% 11/20/26	983,000	950,895
4.412% 3/31/31 (c)	6,030,000	5,537,329
4.45% 9/29/27	9,708,000	9,255,688
4.6% 3/9/26	1,246,000	1,223,846
4.91% 5/24/33 (c)	5,644,000	5,285,228
5.5% 9/13/25	3,136,000	3,155,195
Citizens Financial Group, Inc. 2.638% 9/30/32	2,757,000	2,046,389
Commonwealth Bank of Australia 3.61% 9/12/34 (b)(c)	1,485,000	1,229,165
Discover Bank 4.2% 8/8/23	1,617,000	1,606,477
First Citizens Bank & Trust Co. 3.929% 6/19/24 (c)	948,000	939,762
HSBC Holdings PLC:
4.25% 3/14/24	1,249,000	1,226,829
4.95% 3/31/30	988,000	942,258
Intesa Sanpaolo SpA:
5.017% 6/26/24 (b)	2,462,000	2,367,670
5.71% 1/15/26 (b)	7,296,000	7,011,455
JPMorgan Chase & Co.:
2.956% 5/13/31 (c)	2,452,000	2,020,340
3.797% 7/23/24 (c)	3,247,000	3,214,737
3.875% 9/10/24	24,838,000	24,313,160
4.125% 12/15/26	7,993,000	7,723,128
4.493% 3/24/31 (c)	7,267,000	6,787,062
4.586% 4/26/33 (c)	15,530,000	14,377,101
4.912% 7/25/33 (c)	4,507,000	4,291,236
NatWest Group PLC:
3.073% 5/22/28 (c)	2,640,000	2,359,235
5.125% 5/28/24	11,650,000	11,540,023
NatWest Markets PLC 2.375% 5/21/23 (b)	4,936,000	4,873,127
Rabobank Nederland 4.375% 8/4/25	4,230,000	4,128,702
Santander Holdings U.S.A., Inc. 2.49% 1/6/28 (c)	3,241,000	2,780,722
Societe Generale:
1.038% 6/18/25 (b)(c)	8,981,000	8,314,044
1.488% 12/14/26 (b)(c)	5,527,000	4,803,865
Wells Fargo & Co.:
2.406% 10/30/25 (c)	2,590,000	2,449,301
3.526% 3/24/28 (c)	5,273,000	4,882,803
4.478% 4/4/31 (c)	8,118,000	7,609,859
5.013% 4/4/51 (c)	11,974,000	10,616,530
Westpac Banking Corp. 4.11% 7/24/34 (c)	2,107,000	1,806,476
		256,682,545
Capital Markets - 4.3%
Affiliated Managers Group, Inc.:
3.5% 8/1/25	3,145,000	3,015,075
4.25% 2/15/24	2,434,000	2,403,569
Ares Capital Corp.:
3.875% 1/15/26	7,074,000	6,482,974
4.2% 6/10/24	5,056,000	4,880,864
Credit Suisse Group AG:
2.593% 9/11/25 (b)(c)	6,006,000	5,309,667
3.75% 3/26/25	2,646,000	2,381,505
3.8% 6/9/23	4,872,000	4,744,110
3.869% 1/12/29 (b)(c)	2,282,000	1,829,133
4.194% 4/1/31 (b)(c)	5,461,000	4,239,343
4.55% 4/17/26	1,462,000	1,289,445
Deutsche Bank AG 4.5% 4/1/25	6,790,000	6,451,716
Goldman Sachs Group, Inc.:
2.383% 7/21/32 (c)	5,355,000	4,154,991
3.102% 2/24/33 (c)	2,100,000	1,705,159
3.2% 2/23/23	4,059,000	4,048,819
3.691% 6/5/28 (c)	23,641,000	21,965,585
3.8% 3/15/30	8,794,000	7,905,582
4.25% 10/21/25	1,288,000	1,257,019
6.75% 10/1/37	1,275,000	1,360,455
Moody's Corp.:
3.25% 1/15/28	1,354,000	1,248,065
3.75% 3/24/25	2,881,000	2,801,103
4.875% 2/15/24	1,272,000	1,267,903
Morgan Stanley:
3.125% 1/23/23	14,760,000	14,746,451
3.125% 7/27/26	12,469,000	11,630,732
3.622% 4/1/31 (c)	5,698,000	4,974,374
3.625% 1/20/27	6,245,000	5,889,129
3.737% 4/24/24 (c)	2,838,000	2,822,658
4.431% 1/23/30 (c)	2,495,000	2,322,106
4.889% 7/20/33 (c)	9,357,000	8,791,101
5% 11/24/25	8,309,000	8,283,954
Peachtree Corners Funding Trust 3.976% 2/15/25 (b)	2,838,000	2,739,463
UBS Group AG:
1.494% 8/10/27 (b)(c)	3,309,000	2,846,930
4.125% 9/24/25 (b)	2,986,000	2,903,361
		158,692,341
Consumer Finance - 3.1%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
1.65% 10/29/24	6,272,000	5,785,295
2.45% 10/29/26	2,289,000	2,001,597
2.875% 8/14/24	3,404,000	3,222,853
3% 10/29/28	2,397,000	2,008,147
3.3% 1/30/32	2,564,000	2,004,435
3.5% 1/15/25	4,712,000	4,487,609
4.125% 7/3/23	2,380,000	2,363,366
4.45% 4/3/26	1,774,000	1,693,167
4.875% 1/16/24	2,847,000	2,819,839
6.5% 7/15/25	2,058,000	2,085,326
Ally Financial, Inc.:
1.45% 10/2/23	1,254,000	1,215,640
3.05% 6/5/23	5,468,000	5,406,117
5.125% 9/30/24	1,214,000	1,201,987
5.8% 5/1/25	2,973,000	2,957,413
7.1% 11/15/27	4,120,000	4,191,536
8% 11/1/31	1,535,000	1,584,652
Capital One Financial Corp.:
2.6% 5/11/23	4,242,000	4,207,598
2.636% 3/3/26 (c)	2,766,000	2,590,764
3.273% 3/1/30 (c)	3,538,000	3,024,883
3.65% 5/11/27	7,652,000	7,199,099
3.8% 1/31/28	4,006,000	3,744,301
4.985% 7/24/26 (c)	3,566,000	3,492,574
5.247% 7/26/30 (c)	4,600,000	4,380,795
Discover Financial Services:
3.95% 11/6/24	1,616,000	1,572,931
4.1% 2/9/27	1,620,000	1,524,412
4.5% 1/30/26	2,660,000	2,571,174
6.7% 11/29/32	867,000	881,285
Ford Motor Credit Co. LLC:
4.063% 11/1/24	9,996,000	9,596,879
5.584% 3/18/24	3,546,000	3,499,370
Synchrony Financial:
3.95% 12/1/27	4,360,000	3,888,463
4.25% 8/15/24	3,797,000	3,709,805
4.375% 3/19/24	3,104,000	3,048,117
5.15% 3/19/29	4,769,000	4,512,763
Toyota Motor Credit Corp. 2.9% 3/30/23	4,399,000	4,381,541
		112,855,733
Diversified Financial Services - 1.2%
Blackstone Private Credit Fund:
4.7% 3/24/25	9,007,000	8,634,019
7.05% 9/29/25 (b)	4,363,000	4,328,410
Brixmor Operating Partnership LP:
4.05% 7/1/30	2,875,000	2,515,064
4.125% 6/15/26	2,638,000	2,487,392
4.125% 5/15/29	2,868,000	2,564,168
Corebridge Financial, Inc.:
3.5% 4/4/25 (b)	1,148,000	1,100,559
3.65% 4/5/27 (b)	3,963,000	3,694,272
3.85% 4/5/29 (b)	1,606,000	1,462,757
3.9% 4/5/32 (b)	1,912,000	1,669,878
4.35% 4/5/42 (b)	435,000	356,852
4.4% 4/5/52 (b)	1,286,000	1,019,259
Equitable Holdings, Inc.:
3.9% 4/20/23	384,000	382,732
4.35% 4/20/28	2,412,000	2,298,068
Jackson Financial, Inc.:
5.17% 6/8/27	1,735,000	1,709,384
5.67% 6/8/32	2,190,000	2,056,144
Park Aerospace Holdings Ltd. 5.5% 2/15/24 (b)	3,463,000	3,417,841
Pine Street Trust I 4.572% 2/15/29 (b)	3,240,000	2,996,221
Pine Street Trust II 5.568% 2/15/49 (b)	3,236,000	2,850,749
		45,543,769
Insurance - 1.3%
AIA Group Ltd.:
3.2% 9/16/40 (b)	1,979,000	1,412,481
3.375% 4/7/30 (b)	4,177,000	3,671,588
American International Group, Inc. 2.5% 6/30/25	4,506,000	4,241,948
Five Corners Funding Trust II 2.85% 5/15/30 (b)	6,263,000	5,250,034
Liberty Mutual Group, Inc. 4.569% 2/1/29 (b)	2,324,000	2,172,286
Marsh & McLennan Companies, Inc.:
4.375% 3/15/29	2,258,000	2,180,976
4.75% 3/15/39	1,036,000	951,965
Massachusetts Mutual Life Insurance Co. 3.729% 10/15/70 (b)	3,298,000	2,161,359
MetLife, Inc. 4.55% 3/23/30	6,529,000	6,417,759
Metropolitan Life Global Funding I 3% 1/10/23 (b)	1,496,000	1,495,491
Pacific LifeCorp 5.125% 1/30/43 (b)	2,981,000	2,685,624
Swiss Re Finance Luxembourg SA 5% 4/2/49 (b)(c)	1,400,000	1,289,036
Teachers Insurance & Annuity Association of America 4.9% 9/15/44 (b)	3,036,000	2,775,209
TIAA Asset Management Finance LLC 4.125% 11/1/24 (b)	1,006,000	979,232
Unum Group:
3.875% 11/5/25	2,759,000	2,634,569
4% 6/15/29	2,503,000	2,261,047
5.75% 8/15/42	4,132,000	3,714,055
		46,294,659
TOTAL FINANCIALS		620,069,047
HEALTH CARE - 1.5%
Health Care Providers & Services - 1.2%
Centene Corp.:
2.45% 7/15/28	5,569,000	4,695,905
2.625% 8/1/31	2,597,000	2,036,372
3.375% 2/15/30	2,896,000	2,448,192
4.25% 12/15/27	3,262,000	3,059,310
4.625% 12/15/29	5,066,000	4,629,492
Cigna Corp.:
3.05% 10/15/27	1,816,000	1,661,561
4.375% 10/15/28	3,443,000	3,320,546
4.8% 8/15/38	2,144,000	1,989,702
4.9% 12/15/48	2,141,000	1,929,066
CVS Health Corp.:
3% 8/15/26	355,000	331,588
3.625% 4/1/27	1,019,000	966,980
4.78% 3/25/38	3,388,000	3,086,245
HCA Holdings, Inc.:
3.5% 9/1/30	2,160,000	1,862,949
3.625% 3/15/32 (b)	487,000	412,077
5.625% 9/1/28	2,246,000	2,236,148
5.875% 2/1/29	2,447,000	2,439,355
Humana, Inc. 3.7% 3/23/29	1,508,000	1,380,632
Sabra Health Care LP 3.2% 12/1/31	5,311,000	3,951,740
Toledo Hospital 5.325% 11/15/28	1,197,000	934,977
		43,372,837
Pharmaceuticals - 0.3%
Bayer U.S. Finance II LLC 4.25% 12/15/25 (b)	2,477,000	2,400,029
Elanco Animal Health, Inc. 6.4% 8/28/28 (c)	757,000	720,293
Mylan NV 4.55% 4/15/28	2,271,000	2,100,854
Utah Acquisition Sub, Inc. 3.95% 6/15/26	1,447,000	1,352,749
Viatris, Inc.:
1.65% 6/22/25	558,000	505,376
2.7% 6/22/30	2,837,000	2,218,064
3.85% 6/22/40	1,236,000	828,736
4% 6/22/50	2,134,000	1,314,838
Zoetis, Inc. 3.25% 2/1/23	936,000	934,635
		12,375,574
TOTAL HEALTH CARE		55,748,411
INDUSTRIALS - 0.8%
Aerospace & Defense - 0.2%
BAE Systems PLC 3.4% 4/15/30 (b)	1,287,000	1,135,666
The Boeing Co.:
5.04% 5/1/27	1,681,000	1,662,471
5.15% 5/1/30	1,681,000	1,640,050
5.705% 5/1/40	1,703,000	1,623,917
5.805% 5/1/50	1,703,000	1,578,980
5.93% 5/1/60	1,680,000	1,530,386
		9,171,470
Professional Services - 0.0%
Thomson Reuters Corp. 3.85% 9/29/24	587,000	568,363
Trading Companies & Distributors - 0.4%
Air Lease Corp.:
2.25% 1/15/23	753,000	752,284
3% 9/15/23	498,000	489,553
3.375% 7/1/25	3,659,000	3,460,758
3.875% 7/3/23	3,168,000	3,139,390
4.25% 2/1/24	3,258,000	3,201,868
4.25% 9/15/24	2,024,000	1,980,275
		13,024,128
Transportation Infrastructure - 0.2%
Avolon Holdings Funding Ltd.:
3.95% 7/1/24 (b)	1,186,000	1,135,359
4.25% 4/15/26 (b)	897,000	813,176
4.375% 5/1/26 (b)	2,653,000	2,417,269
5.25% 5/15/24 (b)	2,164,000	2,120,893
		6,486,697
TOTAL INDUSTRIALS		29,250,658
INFORMATION TECHNOLOGY - 1.2%
Electronic Equipment & Components - 0.2%
Dell International LLC/EMC Corp.:
5.45% 6/15/23	983,000	983,622
5.85% 7/15/25	735,000	742,813
6.02% 6/15/26	888,000	905,898
6.1% 7/15/27	1,349,000	1,385,901
6.2% 7/15/30	1,167,000	1,186,399
		5,204,633
Semiconductors & Semiconductor Equipment - 0.5%
Broadcom, Inc.:
1.95% 2/15/28 (b)	944,000	797,321
2.45% 2/15/31 (b)	8,034,000	6,327,729
2.6% 2/15/33 (b)	8,034,000	6,030,298
3.5% 2/15/41 (b)	6,488,000	4,606,699
3.75% 2/15/51 (b)	3,045,000	2,102,204
		19,864,251
Software - 0.5%
Oracle Corp.:
1.65% 3/25/26	3,687,000	3,300,681
2.3% 3/25/28	5,824,000	5,044,577
2.8% 4/1/27	3,325,000	3,025,733
2.875% 3/25/31	6,114,000	5,069,283
3.6% 4/1/40	3,327,000	2,440,723
		18,880,997
TOTAL INFORMATION TECHNOLOGY		43,949,881
REAL ESTATE - 3.2%
Equity Real Estate Investment Trusts (REITs) - 2.7%
Alexandria Real Estate Equities, Inc. 4.9% 12/15/30	2,366,000	2,304,998
American Homes 4 Rent LP:
2.375% 7/15/31	427,000	329,357
3.625% 4/15/32	1,758,000	1,478,769
Boston Properties, Inc.:
3.25% 1/30/31	2,203,000	1,821,173
4.5% 12/1/28	2,209,000	2,047,826
6.75% 12/1/27	2,669,000	2,752,023
Corporate Office Properties LP:
2% 1/15/29	328,000	251,543
2.25% 3/15/26	945,000	828,503
2.75% 4/15/31	914,000	684,039
Healthcare Trust of America Holdings LP:
3.1% 2/15/30	745,000	622,048
3.5% 8/1/26	775,000	721,337
Healthpeak Properties, Inc.:
3.25% 7/15/26	325,000	306,772
3.5% 7/15/29	373,000	331,943
Hudson Pacific Properties LP 4.65% 4/1/29	4,395,000	3,754,875
Invitation Homes Operating Partnership LP 4.15% 4/15/32	2,644,000	2,313,198
Kite Realty Group Trust:
4% 3/15/25	3,537,000	3,364,453
4.75% 9/15/30	5,514,000	4,854,173
LXP Industrial Trust (REIT):
2.7% 9/15/30	1,037,000	826,024
4.4% 6/15/24	818,000	794,696
Omega Healthcare Investors, Inc.:
3.25% 4/15/33	3,556,000	2,570,894
3.375% 2/1/31	1,901,000	1,465,347
3.625% 10/1/29	3,357,000	2,754,042
4.375% 8/1/23	704,000	699,997
4.5% 1/15/25	1,520,000	1,476,925
4.5% 4/1/27	9,194,000	8,609,594
4.75% 1/15/28	3,623,000	3,338,351
4.95% 4/1/24	769,000	757,703
5.25% 1/15/26	3,228,000	3,160,880
Piedmont Operating Partnership LP 2.75% 4/1/32	834,000	583,735
Realty Income Corp.:
2.2% 6/15/28	453,000	387,934
2.85% 12/15/32	556,000	450,895
3.25% 1/15/31	579,000	502,089
3.4% 1/15/28	904,000	832,421
Retail Opportunity Investments Partnership LP:
4% 12/15/24	555,000	530,492
5% 12/15/23	418,000	413,294
Simon Property Group LP 2.45% 9/13/29	924,000	771,438
SITE Centers Corp.:
3.625% 2/1/25	1,284,000	1,211,829
4.25% 2/1/26	1,677,000	1,579,477
Store Capital Corp.:
2.75% 11/18/30	4,952,000	3,800,594
4.625% 3/15/29	1,018,000	911,983
Sun Communities Operating LP:
2.3% 11/1/28	948,000	789,187
2.7% 7/15/31	2,448,000	1,932,256
Ventas Realty LP:
3% 1/15/30	4,331,000	3,633,399
3.5% 2/1/25	3,658,000	3,513,147
4% 3/1/28	1,273,000	1,177,038
4.125% 1/15/26	884,000	857,431
4.375% 2/1/45	433,000	335,620
4.75% 11/15/30	5,686,000	5,309,036
VICI Properties LP:
4.375% 5/15/25	446,000	432,543
4.75% 2/15/28	3,531,000	3,349,746
4.95% 2/15/30	4,599,000	4,377,868
5.125% 5/15/32	1,205,000	1,115,770
Vornado Realty LP 2.15% 6/1/26	1,069,000	903,296
WP Carey, Inc.:
2.4% 2/1/31	2,157,000	1,718,632
3.85% 7/15/29	724,000	650,348
4% 2/1/25	3,043,000	2,965,171
		100,258,152
Real Estate Management & Development - 0.5%
Brandywine Operating Partnership LP:
3.95% 11/15/27	2,619,000	2,198,269
4.1% 10/1/24	2,878,000	2,738,457
4.55% 10/1/29	3,316,000	2,772,194
7.55% 3/15/28	3,596,000	3,526,523
CBRE Group, Inc. 2.5% 4/1/31	3,160,000	2,490,695
Tanger Properties LP:
2.75% 9/1/31	2,490,000	1,803,010
3.125% 9/1/26	3,468,000	3,149,246
		18,678,394
TOTAL REAL ESTATE		118,936,546
UTILITIES - 1.5%
Electric Utilities - 0.7%
Alabama Power Co. 3.05% 3/15/32	3,742,000	3,224,103
Cleco Corporate Holdings LLC:
3.375% 9/15/29	1,957,000	1,664,632
3.743% 5/1/26	7,482,000	7,063,802
Duke Energy Corp. 2.45% 6/1/30	1,580,000	1,299,218
Duquesne Light Holdings, Inc.:
2.532% 10/1/30 (b)	750,000	594,180
2.775% 1/7/32 (b)	2,595,000	2,029,731
Entergy Corp. 2.8% 6/15/30	1,621,000	1,369,160
Eversource Energy 2.8% 5/1/23	2,901,000	2,886,235
Exelon Corp.:
2.75% 3/15/27	829,000	760,263
3.35% 3/15/32	1,006,000	873,704
4.05% 4/15/30	988,000	917,257
4.1% 3/15/52	745,000	595,303
4.7% 4/15/50	440,000	383,270
FirstEnergy Corp. 7.375% 11/15/31	1,946,000	2,191,683
IPALCO Enterprises, Inc. 3.7% 9/1/24	1,224,000	1,186,079
		27,038,620
Gas Utilities - 0.0%
Nakilat, Inc. 6.067% 12/31/33 (b)	915,003	940,337
Independent Power and Renewable Electricity Producers - 0.3%
Emera U.S. Finance LP 3.55% 6/15/26	1,074,000	1,006,016
The AES Corp.:
2.45% 1/15/31	1,088,000	865,527
3.3% 7/15/25 (b)	4,877,000	4,598,526
3.95% 7/15/30 (b)	4,253,000	3,751,146
		10,221,215
Multi-Utilities - 0.5%
Berkshire Hathaway Energy Co. 4.05% 4/15/25	7,058,000	6,949,359
Consolidated Edison Co. of New York, Inc. 3.35% 4/1/30	449,000	403,814
NiSource, Inc.:
2.95% 9/1/29	4,856,000	4,211,574
3.6% 5/1/30	2,477,000	2,205,570
Puget Energy, Inc.:
4.1% 6/15/30	1,909,000	1,704,663
4.224% 3/15/32	3,417,000	3,032,411
WEC Energy Group, Inc. 3 month U.S. LIBOR + 2.610% 6.7186% 5/15/67 (c)(d)	810,000	677,597
		19,184,988
TOTAL UTILITIES		57,385,160
TOTAL NONCONVERTIBLE BONDS (Cost $1,537,332,216)		1,312,249,895

U.S. Treasury Obligations - 28.8%
	Principal Amount (a)	Value ($)
U.S. Treasury Bonds:
1.125% 5/15/40	22,865,200	14,310,400
1.75% 8/15/41	80,591,100	55,151,386
1.875% 11/15/51	50,329,100	31,876,408
2% 11/15/41 (e)(f)	13,838,700	9,881,156
2% 8/15/51	200,421,400	131,229,042
2.25% 2/15/52	38,732,200	26,934,009
3% 2/15/47	55,093,200	45,096,797
3.25% 5/15/42 (e)(f)(g)	2,740,000	2,402,209
3.375% 8/15/42	58,000,000	51,837,500
U.S. Treasury Notes:
0.25% 7/31/25	58,207,100	52,525,086
0.75% 3/31/26	75,087,100	67,299,746
0.875% 9/30/26	17,031,000	15,122,331
1.125% 10/31/26	34,061,900	30,465,442
1.125% 8/31/28	70,526,300	60,217,338
1.25% 5/31/28	220,752,000	191,122,945
1.25% 9/30/28	15,938,200	13,688,174
1.5% 1/31/27	5,077,000	4,583,777
1.5% 11/30/28 (e)(f)(g)	1,637,700	1,422,176
1.625% 9/30/26	58,426,000	53,455,226
1.75% 1/31/29	27,595,700	24,238,942
2.625% 7/31/29	37,400,000	34,438,680
2.75% 4/30/27	43,645,400	41,360,836
2.875% 5/15/32	105,403,000	97,135,452
4.375% 10/31/24	3,500,000	3,490,020
TOTAL U.S. TREASURY OBLIGATIONS (Cost $1,306,292,659)		1,059,285,078

U.S. Government Agency - Mortgage Securities - 28.7%
	Principal Amount (a)	Value ($)
Fannie Mae - 7.1%
12 month U.S. LIBOR + 1.480% 3.787% 7/1/34 (c)(d)	3,392	3,401
12 month U.S. LIBOR + 1.550% 3.803% 6/1/36 (c)(d)	4,063	4,098
12 month U.S. LIBOR + 1.630% 3.28% 11/1/36 (c)(d)	46,777	46,985
12 month U.S. LIBOR + 1.700% 3.186% 6/1/42 (c)(d)	32,041	32,417
12 month U.S. LIBOR + 1.730% 3.105% 5/1/36 (c)(d)	31,786	32,078
12 month U.S. LIBOR + 1.750% 2.617% 7/1/35 (c)(d)	3,206	3,212
12 month U.S. LIBOR + 1.780% 2.163% 2/1/36 (c)(d)	12,782	12,819
12 month U.S. LIBOR + 1.800% 4.05% 7/1/41 (c)(d)	14,838	15,012
12 month U.S. LIBOR + 1.810% 3.999% 7/1/41 (c)(d)	20,764	21,077
12 month U.S. LIBOR + 1.810% 4.068% 9/1/41 (c)(d)	10,638	10,745
12 month U.S. LIBOR + 1.820% 2.195% 12/1/35 (c)(d)	12,783	12,872
12 month U.S. LIBOR + 1.830% 4.08% 10/1/41 (c)(d)	10,389	10,331
12 month U.S. LIBOR + 1.950% 3.556% 9/1/36 (c)(d)	23,678	23,731
12 month U.S. LIBOR + 1.950% 3.771% 7/1/37 (c)(d)	8,931	9,077
6 month U.S. LIBOR + 1.310% 3.438% 5/1/34 (c)(d)	19,375	19,219
6 month U.S. LIBOR + 1.420% 2.572% 9/1/33 (c)(d)	33,662	33,250
6 month U.S. LIBOR + 1.550% 4.011% 10/1/33 (c)(d)	2,213	2,237
6 month U.S. LIBOR + 1.560% 3.64% 7/1/35 (c)(d)	3,753	3,816
U.S. TREASURY 1 YEAR INDEX + 1.940% 3.87% 10/1/33 (c)(d)	34,617	35,004
U.S. TREASURY 1 YEAR INDEX + 2.200% 2.583% 3/1/35 (c)(d)	3,095	3,137
U.S. TREASURY 1 YEAR INDEX + 2.220% 2.443% 8/1/36 (c)(d)	40,080	40,824
U.S. TREASURY 1 YEAR INDEX + 2.280% 4.407% 10/1/33 (c)(d)	5,821	5,939
U.S. TREASURY 1 YEAR INDEX + 2.420% 3.598% 5/1/35 (c)(d)	8,821	8,992
1.5% 1/1/36 to 11/1/41	8,221,776	6,879,298
2% 10/1/35 to 3/1/52	54,069,339	44,746,726
2.5% 7/1/31 to 6/1/52	54,482,407	47,121,086
3% 8/1/32 to 3/1/52	65,455,783	58,649,388
3.5% 8/1/37 to 4/1/52 (e)(f)	37,368,477	34,525,420
4% 7/1/39 to 11/1/52	30,695,224	29,315,192
4.5% to 4.5% 5/1/25 to 7/1/52	14,675,351	14,462,002
5% 3/1/23 to 1/1/53	16,698,733	16,637,391
5.5% 10/1/52 to 11/1/52	5,785,158	5,817,870
6% 10/1/34 to 11/1/52	3,057,987	3,156,917
6.5% 12/1/23 to 8/1/36	326,343	341,358
7% to 7% 11/1/23 to 8/1/32	47,470	48,661
7.5% to 7.5% 9/1/25 to 11/1/31	57,156	59,563
8% 1/1/30	227	241
8.5% 3/1/25	32	33
TOTAL FANNIE MAE		262,151,419
Freddie Mac - 4.3%
12 month U.S. LIBOR + 1.370% 3.141% 3/1/36 (c)(d)	26,189	25,930
12 month U.S. LIBOR + 1.880% 3.255% 4/1/41 (c)(d)	4,006	4,037
12 month U.S. LIBOR + 1.880% 4.13% 9/1/41 (c)(d)	16,015	16,069
12 month U.S. LIBOR + 1.910% 3.22% 5/1/41 (c)(d)	32,320	32,582
12 month U.S. LIBOR + 1.910% 3.568% 5/1/41 (c)(d)	33,833	34,169
12 month U.S. LIBOR + 1.910% 3.774% 6/1/41 (c)(d)	41,979	42,423
12 month U.S. LIBOR + 1.910% 4.16% 6/1/41 (c)(d)	10,576	10,710
12 month U.S. LIBOR + 2.030% 4.158% 3/1/33 (c)(d)	333	332
12 month U.S. LIBOR + 2.160% 4.41% 11/1/35 (c)(d)	5,252	5,295
6 month U.S. LIBOR + 1.650% 4.177% 4/1/35 (c)(d)	22,603	22,807
6 month U.S. LIBOR + 2.680% 4.983% 10/1/35 (c)(d)	3,762	3,858
U.S. TREASURY 1 YEAR INDEX + 2.240% 2.372% 1/1/35 (c)(d)	3,367	3,407
1.5% 7/1/35 to 4/1/41	1,210,514	1,011,238
2% 4/1/41 to 4/1/52	32,011,463	26,310,087
2.5% 8/1/32 to 4/1/52 (e)	40,009,794	34,393,115
3% 6/1/31 to 4/1/52	29,771,390	26,563,211
3.5% 3/1/32 to 3/1/52	31,725,487	29,795,300
4% 5/1/37 to 6/1/48	13,155,312	12,708,181
4.5% 7/1/25 to 12/1/52	14,461,945	14,139,857
5% 1/1/40 to 12/1/52	10,067,489	10,067,436
5.5% 10/1/52	948,497	953,861
6% 4/1/32 to 8/1/37	183,896	190,146
7.5% 8/1/26 to 11/1/31	7,364	7,788
8% 4/1/27 to 5/1/27	628	650
8.5% 5/1/27 to 1/1/28	1,071	1,109
TOTAL FREDDIE MAC		156,343,598
Ginnie Mae - 6.6%
3% 12/20/42 to 4/20/50	8,092,026	7,304,510
3.5% 12/20/40 to 1/20/50	2,886,181	2,689,662
4% 2/15/40 to 4/20/48	12,011,711	11,559,640
4.5% 5/15/39 to 5/20/41	2,422,889	2,388,663
5% 3/15/39 to 4/20/48	1,382,985	1,397,993
6.5% 4/15/35 to 11/15/35	28,224	29,685
7% 1/15/28 to 7/15/32	177,077	184,050
7.5% to 7.5% 1/15/24 to 10/15/28	30,228	31,185
8% 3/15/30 to 9/15/30	4,015	4,248
2% 1/20/51 to 4/20/51	3,134,299	2,644,821
2% 1/1/53 (h)	11,100,000	9,312,567
2% 1/1/53 (h)	3,700,000	3,104,189
2% 1/1/53 (h)	3,650,000	3,062,241
2% 1/1/53 (h)	3,600,000	3,020,292
2% 1/1/53 (h)	7,250,000	6,082,533
2% 1/1/53 (h)	5,300,000	4,446,541
2% 1/1/53 (h)	4,550,000	3,817,314
2% 1/1/53 (h)	5,850,000	4,907,975
2% 1/1/53 (h)	2,900,000	2,433,013
2% 1/1/53 (h)	5,750,000	4,824,078
2% 1/1/53 (h)	19,050,000	15,982,379
2% 2/1/53 (h)	15,200,000	12,766,000
2% 2/1/53 (h)	19,050,000	15,999,493
2% 3/1/53 (h)	3,800,000	3,194,023
2.5% 12/20/51	151,224	131,173
2.5% 1/1/53 (h)	8,450,000	7,319,755
2.5% 1/1/53 (h)	4,250,000	3,681,534
2.5% 1/1/53 (h)	4,200,000	3,638,221
2.5% 1/1/53 (h)	8,500,000	7,363,067
2.5% 1/1/53 (h)	4,150,000	3,594,909
2.5% 1/1/53 (h)	4,200,000	3,638,221
2.5% 1/1/53 (h)	1,050,000	909,555
2.5% 1/1/53 (h)	11,900,000	10,308,294
2.5% 1/1/53 (h)	1,500,000	1,299,365
2.5% 2/1/53 (h)	16,150,000	14,001,183
3% 1/1/53 (h)	6,750,000	6,012,066
3% 1/1/53 (h)	4,050,000	3,607,240
3% 1/1/53 (h)	5,250,000	4,676,052
3% 1/1/53 (h)	1,125,000	1,002,011
3% 1/1/53 (h)	3,100,000	2,761,097
3% 1/1/53 (h)	7,700,000	6,858,209
3% 1/1/53 (h)	3,475,000	3,095,101
3% 2/1/53 (h)	12,300,000	10,961,567
3% 2/1/53 (h)	3,100,000	2,762,671
3.5% 1/1/53 (h)	7,600,000	6,982,728
3.5% 1/1/53 (h)	5,450,000	5,007,351
3.5% 1/1/53 (h)	4,200,000	3,858,876
3.5% 2/1/53 (h)	9,150,000	8,410,769
TOTAL GINNIE MAE		243,068,110
Uniform Mortgage Backed Securities - 10.7%
1.5% 1/1/38 (h)	1,650,000	1,432,290
1.5% 1/1/38 (h)	6,550,000	5,685,758
1.5% 1/1/38 (h)	1,650,000	1,432,290
1.5% 1/1/38 (h)	1,500,000	1,302,082
1.5% 1/1/38 (h)	3,150,000	2,734,372
1.5% 2/1/38 (h)	4,900,000	4,259,785
1.5% 2/1/38 (h)	3,300,000	2,868,835
1.5% 1/1/53 (h)	12,900,000	9,956,412
1.5% 1/1/53 (h)	3,000,000	2,315,445
1.5% 1/1/53 (h)	4,750,000	3,666,121
2% 1/1/38 (h)	4,100,000	3,652,075
2% 1/1/38 (h)	6,850,000	6,101,638
2% 1/1/38 (h)	2,050,000	1,826,038
2% 1/1/38 (h)	2,050,000	1,826,038
2% 1/1/38 (h)	4,150,000	3,696,613
2% 1/1/38 (h)	750,000	668,063
2% 1/1/38 (h)	900,000	801,675
2% 1/1/38 (h)	1,450,000	1,291,588
2% 2/1/38 (h)	5,450,000	4,860,974
2% 2/1/38 (h)	4,750,000	4,236,629
2% 2/1/38 (h)	3,300,000	2,943,342
2% 1/1/53 (h)	8,750,000	7,141,915
2% 1/1/53 (h)	17,500,000	14,283,829
2% 1/1/53 (h)	4,350,000	3,550,552
2% 1/1/53 (h)	4,400,000	3,591,363
2% 1/1/53 (h)	900,000	734,597
2% 1/1/53 (h)	4,350,000	3,550,552
2% 1/1/53 (h)	17,600,000	14,365,451
2% 1/1/53 (h)	8,700,000	7,101,104
2% 1/1/53 (h)	10,350,000	8,447,865
2% 1/1/53 (h)	17,100,000	13,957,341
2% 2/1/53 (h)	8,600,000	7,027,544
2% 2/1/53 (h)	17,100,000	13,973,373
2% 2/1/53 (h)	850,000	694,583
2% 2/1/53 (h)	8,550,000	6,986,686
2% 2/1/53 (h)	8,550,000	6,986,686
2.5% 1/1/38 (h)	7,200,000	6,595,875
2.5% 1/1/53 (h)	14,000,000	11,869,375
2.5% 1/1/53 (h)	4,650,000	3,942,328
2.5% 1/1/53 (h)	17,850,000	15,133,453
2.5% 1/1/53 (h)	2,500,000	2,119,531
2.5% 1/1/53 (h)	4,500,000	3,815,156
2.5% 1/1/53 (h)	1,900,000	1,610,844
2.5% 1/1/53 (h)	4,650,000	3,942,328
2.5% 1/1/53 (h)	9,900,000	8,393,344
2.5% 1/1/53 (h)	7,250,000	6,146,641
2.5% 1/1/53 (h)	1,900,000	1,610,844
2.5% 1/1/53 (h)	4,100,000	3,476,031
2.5% 1/1/53 (h)	1,500,000	1,271,719
2.5% 2/1/53 (h)	17,900,000	15,189,829
2.5% 2/1/53 (h)	9,900,000	8,401,079
2.5% 2/1/53 (h)	9,550,000	8,104,071
3% 1/1/53 (h)	2,050,000	1,800,957
3% 1/1/53 (h)	4,050,000	3,557,988
3% 1/1/53 (h)	7,100,000	6,237,461
3.5% 1/1/53 (h)	1,500,000	1,364,179
3.5% 1/1/53 (h)	29,100,000	26,465,071
3.5% 1/1/53 (h)	10,450,000	9,503,780
3.5% 1/1/53 (h)	18,650,000	16,961,291
3.5% 2/1/53 (h)	18,650,000	16,970,034
4% 1/1/53 (h)	3,950,000	3,708,061
4.5% 1/1/53 (h)	4,450,000	4,289,383
5% 1/1/53 (h)	5,450,000	5,374,213
5.5% 1/1/53 (h)	3,600,000	3,610,689
5.5% 1/1/53 (h)	1,500,000	1,504,454
5.5% 1/1/53 (h)	1,600,000	1,604,751
5.5% 1/1/53 (h)	1,600,000	1,604,751
5.5% 1/1/53 (h)	1,600,000	1,604,751
5.5% 1/1/53 (h)	1,600,000	1,604,751
5.5% 1/1/53 (h)	5,400,000	5,416,034
TOTAL UNIFORM MORTGAGE BACKED SECURITIES		394,756,551
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $1,115,782,477)		1,056,319,678

Asset-Backed Securities - 6.8%
	Principal Amount (a)	Value ($)
AASET Trust:
Series 2018-1A Class A, 3.844% 1/16/38 (b)	1,462,352	886,062
Series 2019-1 Class A, 3.844% 5/15/39 (b)	1,180,626	770,381
Series 2019-2:
Class A, 3.376% 10/16/39 (b)	2,899,128	2,145,435
Class B, 4.458% 10/16/39 (b)	713,637	228,385
Series 2021-1A Class A, 2.95% 11/16/41 (b)	3,159,927	2,526,612
Series 2021-2A Class A, 2.798% 1/15/47 (b)	6,273,114	5,056,831
Aimco Series 2021-BA Class AR, 3 month U.S. LIBOR + 1.100% 5.1791% 1/15/32 (b)(c)(d)	1,196,595	1,175,763
AIMCO CLO Ltd. Series 2021-11A Class AR, 3 month U.S. LIBOR + 1.130% 5.2091% 10/17/34 (b)(c)(d)	2,370,709	2,307,669
AIMCO CLO Ltd. / AIMCO CLO LLC Series 2021-14A Class A, 3 month U.S. LIBOR + 0.990% 5.2326% 4/20/34 (b)(c)(d)	5,797,905	5,619,967
Allegro CLO XV, Ltd. / Allegro CLO VX LLC Series 2022-1A Class A, CME TERM SOFR 3 MONTH INDEX + 1.500% 3.1807% 7/20/35 (b)(c)(d)	3,019,149	2,937,013
Allegro CLO, Ltd. Series 2021-1A Class A, 3 month U.S. LIBOR + 1.140% 5.3826% 7/20/34 (b)(c)(d)	2,835,654	2,755,932
Apollo Aviation Securitization Equity Trust Series 2020-1A:
Class A, 3.351% 1/16/40 (b)	858,355	687,570
Class B, 4.335% 1/16/40 (b)	268,430	115,668
Ares CLO Series 2019-54A Class A, 3 month U.S. LIBOR + 1.320% 5.3991% 10/15/32 (b)(c)(d)	3,103,607	3,044,129
Ares LIX CLO Ltd. Series 2021-59A Class A, 3 month U.S. LIBOR + 1.030% 5.3884% 4/25/34 (b)(c)(d)	1,923,930	1,865,100
Ares LV CLO Ltd. Series 2021-55A Class A1R, 3 month U.S. LIBOR + 1.130% 5.2091% 7/15/34 (b)(c)(d)	3,574,230	3,492,981
Ares LVIII CLO LLC Series 2022-58A Class AR, CME TERM SOFR 3 MONTH INDEX + 1.330% 5.1936% 1/15/35 (b)(c)(d)	4,768,241	4,576,367
Ares XLI CLO Ltd. / Ares XLI CLO LLC Series 2021-41A Class AR2, 3 month U.S. LIBOR + 1.070% 5.1491% 4/15/34 (b)(c)(d)	4,022,144	3,903,471
Ares XXXIV CLO Ltd. Series 2020-2A Class AR2, 3 month U.S. LIBOR + 1.250% 5.3291% 4/17/33 (b)(c)(d)	1,232,474	1,207,386
Babson CLO Ltd. Series 2021-1A Class AR, 3 month U.S. LIBOR + 1.150% 5.2291% 10/15/36 (b)(c)(d)	2,392,281	2,327,721
Barings CLO Ltd.:
Series 2021-1A Class A, 3 month U.S. LIBOR + 1.020% 5.3784% 4/25/34 (b)(c)(d)	4,224,812	4,104,422
Series 2021-4A Class A, 3 month U.S. LIBOR + 1.220% 5.4626% 1/20/32 (b)(c)(d)	3,831,965	3,771,002
Beechwood Park CLO Ltd. Series 2022-1A Class A1R, CME TERM SOFR 3 MONTH INDEX + 1.300% 5.1636% 1/17/35 (b)(c)(d)	4,846,852	4,769,535
BETHP Series 2021-1A Class A, 3 month U.S. LIBOR + 1.130% 5.2091% 1/15/35 (b)(c)(d)	3,615,104	3,508,310
Blackbird Capital Aircraft:
Series 2016-1A:
Class A, 4.213% 12/16/41 (b)	3,595,500	2,941,952
Class AA, 2.487% 12/16/41 (b)(c)	345,058	314,381
Series 2021-1A Class A, 2.443% 7/15/46 (b)	4,441,918	3,648,620
Bristol Park CLO, Ltd. Series 2020-1A Class AR, 3 month U.S. LIBOR + 0.990% 5.0691% 4/15/29 (b)(c)(d)	3,535,101	3,485,935
Castlelake Aircraft Securitization Trust Series 2019-1A:
Class A, 3.967% 4/15/39 (b)	2,285,143	1,931,250
Class B, 5.095% 4/15/39 (b)	1,232,658	913,617
Castlelake Aircraft Structured Trust:
Series 2018-1 Class A, 4.125% 6/15/43 (b)	1,468,699	1,287,296
Series 2021-1A Class A, 3.474% 1/15/46 (b)	910,608	764,948
Cedar Funding Ltd.:
Series 2021-10A Class AR, 3 month U.S. LIBOR + 1.100% 5.3426% 10/20/32 (b)(c)(d)	2,890,154	2,820,212
Series 2022-15A Class A, CME TERM SOFR 3 MONTH INDEX + 1.320% 5.2833% 4/20/35 (b)(c)(d)	4,498,016	4,332,030
Cedar Funding XII CLO Ltd. / Cedar Funding XII CLO LLC Series 2021-12A Class A1R, 3 month U.S. LIBOR + 1.130% 5.4884% 10/25/34 (b)(c)(d)	2,218,566	2,153,542
CEDF Series 2021-6A Class ARR, 3 month U.S. LIBOR + 1.050% 5.2926% 4/20/34 (b)(c)(d)	3,494,185	3,379,691
Cent CLO Ltd. / Cent CLO Series 2021-29A Class AR, 3 month U.S. LIBOR + 1.170% 5.4126% 10/20/34 (b)(c)(d)	3,598,073	3,490,242
Columbia Cent CLO 31 Ltd. Series 2021-31A Class A1, 3 month U.S. LIBOR + 1.200% 5.4426% 4/20/34 (b)(c)(d)	3,860,350	3,749,079
Columbia Cent Clo 32 Ltd. / Coliseum Series 2022-32A Class A1, CME TERM SOFR 3 MONTH INDEX + 1.700% 4.197% 7/24/34 (b)(c)(d)	4,457,000	4,280,940
Columbia Cent CLO Ltd. / Columbia Cent CLO Corp. Series 2021-30A Class A1, 3 month U.S. LIBOR + 1.310% 5.5526% 1/20/34 (b)(c)(d)	5,052,517	4,946,571
DB Master Finance LLC Series 2017-1A Class A2II, 4.03% 11/20/47 (b)	3,259,455	2,961,084
Dryden 98 CLO Ltd. Series 2022-98A Class A, CME TERM SOFR 3 MONTH INDEX + 1.300% 5.2633% 4/20/35 (b)(c)(d)	2,526,193	2,439,353
Dryden CLO, Ltd.:
Series 2021-76A Class A1R, 3 month U.S. LIBOR + 1.150% 5.3926% 10/20/34 (b)(c)(d)	2,388,876	2,322,721
Series 2021-83A Class A, 3 month U.S. LIBOR + 1.220% 5.4137% 1/18/32 (b)(c)(d)	2,929,325	2,881,609
Dryden Senior Loan Fund:
Series 2020-78A Class A, 3 month U.S. LIBOR + 1.180% 5.2591% 4/17/33 (b)(c)(d)	2,441,104	2,389,116
Series 2021-85A Class AR, 3 month U.S. LIBOR + 1.150% 5.2291% 10/15/35 (b)(c)(d)	3,177,977	3,086,817
Series 2021-90A Class A1A, 3 month U.S. LIBOR + 1.130% 5.8054% 2/20/35 (b)(c)(d)	1,889,869	1,832,893
Eaton Vance CLO, Ltd.:
Series 2021-1A Class AR, 3 month U.S. LIBOR + 1.100% 5.1791% 4/15/31 (b)(c)(d)	1,638,378	1,606,915
Series 2021-2A Class AR, 3 month U.S. LIBOR + 1.150% 5.2291% 1/15/35 (b)(c)(d)	4,330,149	4,225,381
Eaton Vance CLO, Ltd. / Eaton Vance CLO LLC Series 2021-1A Class A13R, 3 month U.S. LIBOR + 1.250% 5.3291% 1/15/34 (b)(c)(d)	1,005,251	980,444
Flatiron CLO Ltd. Series 2021-1A:
Class A1, 3 month U.S. LIBOR + 1.110% 5.3366% 7/19/34 (b)(c)(d)	2,577,919	2,514,881
Class AR, 3 month U.S. LIBOR + 1.080% 5.7239% 11/16/34 (b)(c)(d)	3,690,041	3,600,432
Flatiron CLO Ltd. / Flatiron CLO LLC Series 2020-1A Class A, 3 month U.S. LIBOR + 1.300% 5.9754% 11/20/33 (b)(c)(d)	4,601,553	4,497,107
Horizon Aircraft Finance I Ltd. Series 2018-1 Class A, 4.458% 12/15/38 (b)	1,368,708	1,120,971
Horizon Aircraft Finance Ltd. Series 2019-1 Class A, 3.721% 7/15/39 (b)	1,311,571	1,031,720
Invesco CLO Ltd. Series 2021-3A Class A, 3 month U.S. LIBOR + 1.130% 5.4546% 10/22/34 (b)(c)(d)	2,531,935	2,456,311
KKR CLO Ltd. Series 2022-41A Class A1, CME TERM SOFR 3 MONTH INDEX + 1.330% 5.1936% 4/15/35 (b)(c)(d)	5,870,431	5,654,229
Lucali CLO Ltd. Series 2021-1A Class A, 3 month U.S. LIBOR + 1.210% 5.2891% 1/15/33 (b)(c)(d)	1,816,635	1,791,891
Madison Park Funding Series 2020-19A Class A1R2, 3 month U.S. LIBOR + 0.920% 5.2446% 1/22/28 (b)(c)(d)	2,442,695	2,415,637
Madison Park Funding L Ltd. / Madison Park Funding L LLC Series 2021-50A Class A, 3 month U.S. LIBOR + 1.140% 5.3666% 4/19/34 (b)(c)(d)	4,047,691	3,959,350
Madison Park Funding LII Ltd. / Madison Park Funding LII LLC Series 2021-52A Class A, 3 month U.S. LIBOR + 1.100% 5.4246% 1/22/35 (b)(c)(d)	4,115,814	3,984,026
Madison Park Funding XLV Ltd./Madison Park Funding XLV LLC Series 2021-45A Class AR, 3 month U.S. LIBOR + 1.120% 5.1991% 7/15/34 (b)(c)(d)	2,572,810	2,508,199
Madison Park Funding XXXII, Ltd. / Madison Park Funding XXXII LLC Series 2021-32A Class A2R, 3 month U.S. LIBOR + 1.200% 5.5246% 1/22/31 (b)(c)(d)	1,296,427	1,256,561
Magnetite CLO Ltd. Series 2021-27A Class AR, 3 month U.S. LIBOR + 1.140% 5.3826% 10/20/34 (b)(c)(d)	1,041,994	1,014,236
Magnetite IX, Ltd. / Magnetite IX LLC Series 2021-30A Class A, 3 month U.S. LIBOR + 1.130% 5.4884% 10/25/34 (b)(c)(d)	4,363,331	4,248,488
Magnetite XXI Ltd. Series 2021-21A Class AR, 3 month U.S. LIBOR + 1.020% 5.2626% 4/20/34 (b)(c)(d)	3,374,400	3,288,518
Magnetite XXIX, Ltd. / Magnetite XXIX LLC Series 2021-29A Class A, 3 month U.S. LIBOR + 0.990% 5.0691% 1/15/34 (b)(c)(d)	3,525,408	3,457,741
Marlette Funding Trust Series 2022-1A Class A, 1.36% 4/15/32 (b)	2,560,598	2,509,873
Milos CLO, Ltd. Series 2020-1A Class AR, 3 month U.S. LIBOR + 1.070% 5.3126% 10/20/30 (b)(c)(d)	3,696,853	3,643,995
Park Place Securities, Inc. Series 2005-WCH1 Class M4, 1 month U.S. LIBOR + 1.240% 5.6337% 1/25/36 (c)(d)	91,081	89,016
Peace Park CLO, Ltd. Series 2021-1A Class A, 3 month U.S. LIBOR + 1.130% 5.3726% 10/20/34 (b)(c)(d)	1,408,460	1,371,385
Planet Fitness Master Issuer LLC:
Series 2019-1A Class A2, 3.858% 12/5/49 (b)	2,668,470	2,190,683
Series 2022-1A:
Class A2I, 3.251% 12/5/51 (b)	2,925,890	2,542,961
Class A2II, 4.008% 12/5/51 (b)	2,614,245	2,041,919
Project Silver Series 2019-1 Class A, 3.967% 7/15/44 (b)	2,465,574	1,942,415
Rockland Park CLO Ltd. Series 2021-1A Class A, 3 month U.S. LIBOR + 1.120% 5.3626% 4/20/34 (b)(c)(d)	4,820,896	4,704,529
RR 7 Ltd. Series 2022-7A Class A1AB, CME TERM SOFR 3 MONTH INDEX + 1.340% 5.2036% 1/15/37 (b)(c)(d)	4,874,693	4,753,864
Sapphire Aviation Finance Series 2020-1A:
Class A, 3.228% 3/15/40 (b)	2,593,795	1,963,050
Class B, 4.335% 3/15/40 (b)	521,805	305,526
SBA Tower Trust:
Series 2019, 2.836% 1/15/50 (b)	3,520,000	3,319,531
1.884% 7/15/50 (b)	1,356,000	1,193,746
2.328% 7/15/52 (b)	1,037,000	869,574
SYMP Series 2022-32A Class A1, CME TERM SOFR 3 MONTH INDEX + 1.320% 5.3575% 4/23/35 (b)(c)(d)	5,044,198	4,928,429
Symphony CLO XXI, Ltd. Series 2021-21A Class AR, 3 month U.S. LIBOR + 1.060% 5.1391% 7/15/32 (b)(c)(d)	580,272	568,096
Symphony CLO XXV Ltd. / Symphony CLO XXV LLC Series 2021-25A Class A, 3 month U.S. LIBOR + 0.980% 5.2066% 4/19/34 (b)(c)(d)	4,282,717	4,155,139
Symphony CLO XXVI Ltd. / Symphony CLO XXVI LLC Series 2021-26A Class AR, 3 month U.S. LIBOR + 1.080% 5.3226% 4/20/33 (b)(c)(d)	3,959,716	3,846,068
Terwin Mortgage Trust Series 2003-4HE Class A1, 1 month U.S. LIBOR + 0.860% 5.2487% 9/25/34 (c)(d)	3,946	3,721
Thunderbolt Aircraft Lease Ltd. Series 2018-A Class A, 4.147% 9/15/38 (b)(c)	2,864,391	2,169,862
Thunderbolt III Aircraft Lease Ltd. Series 2019-1 Class A, 3.671% 11/15/39 (b)	3,921,415	3,078,428
Upstart Securitization Trust 3.12% 3/20/32 (b)	1,161,758	1,119,485
Voya CLO Ltd. Series 2019-2A Class A, 3 month U.S. LIBOR + 1.270% 5.5126% 7/20/32 (b)(c)(d)	3,719,561	3,654,100
Voya CLO Ltd./Voya CLO LLC:
Series 2021-2A Class A1R, 3 month U.S. LIBOR + 1.160% 5.3866% 7/19/34 (b)(c)(d)	2,363,896	2,313,212
Series 2021-3A Class AR, 3 month U.S. LIBOR + 1.150% 5.3926% 10/20/34 (b)(c)(d)	4,837,926	4,706,900
Voya CLO, Ltd. Series 2021-1A Class AR, 3 month U.S. LIBOR + 1.150% 5.2291% 7/16/34 (b)(c)(d)	2,387,172	2,326,726
TOTAL ASSET-BACKED SECURITIES (Cost $265,245,800)		248,062,882

Collateralized Mortgage Obligations - 0.9%
	Principal Amount (a)	Value ($)
Private Sponsor - 0.9%
Binom Securitization Trust 202 Series 2022-RPL1 Class A1, 3% 2/25/61 (b)	3,163,563	2,825,577
BRAVO Residential Funding Trust sequential payer Series 2022-RPL1 Class A1, 2.75% 9/25/61 (b)	4,650,533	3,840,454
Cascade Funding Mortgage Trust:
sequential payer Series 2022-EBO2 Class A, 3.169% 7/25/54 (b)	1,645,348	1,588,598
Series 2021-HB6 Class A, 0.8983% 6/25/36 (b)	2,005,429	1,897,259
CFMT Series 2022-HB10 Class A, 3.25% 11/25/35 (b)	7,400,000	7,042,572
CFMT 2022-Hb8 LLC sequential payer Series 2022-HB8 Class A, 3.75% 4/25/25 (b)	4,102,308	3,939,249
Finance of America HECM Buyout sequential payer Series 2022-HB1 Class A, 2.6948% 2/25/32 (b)(c)	4,788,743	4,615,046
NYMT Loan Trust sequential payer Series 2021-CP1 Class A1, 2.0424% 7/25/61 (b)	1,749,352	1,541,424
Preston Ridge Partners Mortgage Trust Series 2021-2 Class A1, 2.115% 3/25/26 (b)	2,954,367	2,682,014
RMF Buyout Issuance Trust sequential payer Series 2022-HB1 Class A, 4.272% 4/25/32 (b)	1,248,331	1,203,567
Sequoia Mortgage Trust floater Series 2004-6 Class A3B, 6 month U.S. LIBOR + 0.880% 6.0669% 7/20/34 (c)(d)	1,074	948
Towd Point Mortgage Trust sequential payer Series 2022-K147 Class A2, 3.75% 7/25/62 (b)	2,247,802	2,030,303
TOTAL PRIVATE SPONSOR		33,207,011
U.S. Government Agency - 0.0%
Fannie Mae planned amortization class:
Series 1999-54 Class PH, 6.5% 11/18/29	14,350	14,400
Series 1999-57 Class PH, 6.5% 12/25/29	39,877	40,392
Ginnie Mae guaranteed REMIC pass-thru certificates Series 2007-35 Class SC, 40.200% - 1 month U.S. LIBOR 14.2423% 6/16/37 (c)(i)	8,542	9,973
TOTAL U.S. GOVERNMENT AGENCY		64,765
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $35,520,784)		33,271,776

Commercial Mortgage Securities - 6.7%
	Principal Amount (a)	Value ($)
BAMLL Commercial Mortgage Securities Trust:
floater Series 2022-DKLX:
Class A, CME Term SOFR 1 Month Index + 1.150% 5.486% 1/15/39 (b)(c)(d)	2,741,961	2,653,120
Class B, CME Term SOFR 1 Month Index + 1.550% 5.886% 1/15/39 (b)(c)(d)	618,000	591,671
Class C, CME Term SOFR 1 Month Index + 2.150% 6.486% 1/15/39 (b)(c)(d)	437,000	414,582
sequential payer Series 2019-BPR Class ANM, 3.112% 11/5/32 (b)	2,189,000	2,023,488
Series 2019-BPR:
Class BNM, 3.465% 11/5/32 (b)	491,000	433,975
Class CNM, 3.7186% 11/5/32 (b)(c)	248,000	207,743
BANK:
sequential payer:
Series 2018-BN10 Class A5, 3.688% 2/15/61	218,564	203,921
Series 2019-BN21 Class A5, 2.851% 10/17/52	373,546	323,542
Series 2022-BNK42, Class A5, 4.493% 6/15/55 (c)	4,995,066	4,788,556
Series 2021-BN33 Class XA, 1.0579% 5/15/64 (c)(j)	13,453,658	785,936
Benchmark Mortgage Trust:
sequential payer:
Series 2018-B4 Class A5, 4.121% 7/15/51	778,315	741,966
Series 2019-B10 Class A4, 3.717% 3/15/62	721,545	667,728
Series 2018-B8 Class A5, 4.2317% 1/15/52	5,335,798	5,098,707
BFLD Trust floater sequential payer Series 2020-OBRK Class A, 1 month U.S. LIBOR + 2.050% 6.368% 11/15/28 (b)(c)(d)	1,998,000	1,974,633
BPR Trust floater Series 2022-OANA:
Class A, CME Term SOFR 1 Month Index + 1.890% 6.2336% 4/15/37 (b)(c)(d)	8,749,555	8,539,541
Class B, CME Term SOFR 1 Month Index + 2.440% 6.7826% 4/15/37 (b)(c)(d)	2,324,753	2,184,156
BX Commercial Mortgage Trust floater:
Series 2021-PAC:
Class A, 1 month U.S. LIBOR + 0.680% 5.0071% 10/15/36 (b)(c)(d)	5,017,787	4,816,420
Class B, 1 month U.S. LIBOR + 0.890% 5.2168% 10/15/36 (b)(c)(d)	733,467	693,916
Class C, 1 month U.S. LIBOR + 1.090% 5.4166% 10/15/36 (b)(c)(d)	981,551	922,470
Class D, 1 month U.S. LIBOR + 1.290% 5.6163% 10/15/36 (b)(c)(d)	952,598	886,302
Class E, 1 month U.S. LIBOR + 1.940% 6.2655% 10/15/36 (b)(c)(d)	3,312,521	3,094,456
Series 2021-VINO Class A, 1 month U.S. LIBOR + 0.650% 4.9703% 5/15/38 (b)(c)(d)	450,000	433,204
Series 2022-LP2:
Class A, CME Term SOFR 1 Month Index + 1.010% 5.3485% 2/15/39 (b)(c)(d)	7,203,374	6,940,754
Class B, CME Term SOFR 1 Month Index + 1.310% 5.6479% 2/15/39 (b)(c)(d)	1,862,550	1,766,426
Class C, CME Term SOFR 1 Month Index + 1.560% 5.8973% 2/15/39 (b)(c)(d)	1,862,550	1,753,911
Class D, CME Term SOFR 1 Month Index + 1.960% 6.2964% 2/15/39 (b)(c)(d)	1,862,550	1,734,367
BX Trust:
floater:
Series 2018-EXCL Class D, 1 month U.S. LIBOR + 2.620% 6.943% 9/15/37 (b)(c)(d)	842,862	751,574
Series 2019-IMC:
Class B, 1 month U.S. LIBOR + 1.300% 5.618% 4/15/34 (b)(c)(d)	1,864,321	1,798,811
Class C, 1 month U.S. LIBOR + 1.600% 5.918% 4/15/34 (b)(c)(d)	1,232,474	1,179,332
Class D, 1 month U.S. LIBOR + 1.900% 6.218% 4/15/34 (b)(c)(d)	1,293,785	1,213,988
Series 2019-XL:
Class B, CME Term SOFR 1 Month Index + 1.190% 5.5301% 10/15/36 (b)(c)(d)	4,508,712	4,429,235
Class C, CME Term SOFR 1 Month Index + 1.360% 5.7001% 10/15/36 (b)(c)(d)	1,877,095	1,829,828
Class D, CME Term SOFR 1 Month Index + 1.560% 5.9001% 10/15/36 (b)(c)(d)	2,998,333	2,903,017
Class E, CME Term SOFR 1 Month Index + 1.910% 6.2501% 10/15/36 (b)(c)(d)	3,735,372	3,604,873
Series 2022-GPA Class A, CME Term SOFR 1 Month Index + 2.160% 6.5006% 10/15/39 (b)(c)(d)	2,303,000	2,288,578
Series 2022-IND:
Class A, CME Term SOFR 1 Month Index + 1.490% 5.8167% 4/15/37 (b)(c)(d)	4,410,285	4,316,362
Class B, CME Term SOFR 1 Month Index + 1.940% 6.2657% 4/15/37 (b)(c)(d)	2,248,335	2,176,517
Class C, CME Term SOFR 1 Month Index + 2.290% 6.6157% 4/15/37 (b)(c)(d)	507,614	484,088
Class D, CME Term SOFR 1 Month Index + 2.830% 7.1647% 4/15/37 (b)(c)(d)	425,051	401,093
floater sequential payer Series 2021-SOAR Class A, 4.988% 6/15/38 (b)(c)	7,082,741	6,821,891
floater, sequential payer:
Series 2019-IMC Class A, 1 month U.S. LIBOR + 1.000% 5.318% 4/15/34 (b)(c)(d)	5,401,930	5,275,623
Series 2019-XL Class A, CME Term SOFR 1 Month Index + 1.030% 5.3701% 10/15/36 (b)(c)(d)	4,069,256	4,019,085
CAMB Commercial Mortgage Trust floater Series 2019-LIFE Class A, 1 month U.S. LIBOR + 1.070% 5.388% 12/15/37 (b)(c)(d)	300,000	295,474
CF Hippolyta Issuer LLC sequential payer Series 2021-1A Class A1, 1.53% 3/15/61 (b)	5,454,771	4,721,554
CHC Commercial Mortgage Trust floater Series 2019-CHC:
Class A, 1 month U.S. LIBOR + 1.120% 5.438% 6/15/34 (b)(c)(d)	4,478,252	4,370,087
Class B, 1 month U.S. LIBOR + 1.500% 5.818% 6/15/34 (b)(c)(d)	881,790	838,944
Class C, 1 month U.S. LIBOR + 1.750% 6.068% 6/15/34 (b)(c)(d)	996,169	924,516
CIM Retail Portfolio Trust floater Series 2021-RETL:
Class C, 1 month U.S. LIBOR + 2.300% 6.618% 8/15/36 (b)(c)(d)	47,320	46,885
Class D, 1 month U.S. LIBOR + 3.050% 7.368% 8/15/36 (b)(c)(d)	651,750	634,530
COMM Mortgage Trust:
sequential payer Series 2014-CR18 Class A5, 3.828% 7/15/47	717,571	696,305
Series 2013-CR13 Class AM, 4.449% 11/10/46	3,340,144	3,275,991
Series 2013-LC13 Class AM, 4.557% 8/10/46 (b)	2,047,158	2,012,832
Series 2014-CR14 Class AM, 4.526% 2/10/47 (c)	4,110,694	4,014,325
Credit Suisse Mortgage Trust:
floater Series 2019-ICE4:
Class A, 1 month U.S. LIBOR + 0.980% 5.298% 5/15/36 (b)(c)(d)	495,000	489,539
Class B, 1 month U.S. LIBOR + 1.230% 5.548% 5/15/36 (b)(c)(d)	2,360,000	2,318,303
Class C, 1 month U.S. LIBOR + 1.430% 5.748% 5/15/36 (b)(c)(d)	1,765,000	1,729,635
sequential payer Series 2020-NET Class A, 2.2569% 8/15/37 (b)	1,094,111	978,075
Series 2018-SITE:
Class A, 4.284% 4/15/36 (b)	2,090,266	1,994,180
Class B, 4.5349% 4/15/36 (b)	642,635	604,907
Class C, 4.782% 4/15/36 (b)(c)	526,890	494,083
Class D, 4.782% 4/15/36 (b)(c)	862,334	794,698
ELP Commercial Mortgage Trust floater Series 2021-ELP:
Class A, 1 month U.S. LIBOR + 0.700% 5.019% 11/15/38 (b)(c)(d)	6,770,941	6,499,127
Class B, 1 month U.S. LIBOR + 1.120% 5.4382% 11/15/38 (b)(c)(d)	500,000	476,175
Extended Stay America Trust floater Series 2021-ESH:
Class A, 1 month U.S. LIBOR + 1.080% 5.398% 7/15/38 (b)(c)(d)	2,191,552	2,128,324
Class B, 1 month U.S. LIBOR + 1.380% 5.698% 7/15/38 (b)(c)(d)	1,247,574	1,199,063
Class C, 1 month U.S. LIBOR + 1.700% 6.018% 7/15/38 (b)(c)(d)	920,549	883,601
Class D, 1 month U.S. LIBOR + 2.250% 6.568% 7/15/38 (b)(c)(d)	1,853,789	1,774,735
Freddie Mac:
sequential payer Series 2021-K136 Class A2, 2.127% 11/25/31	3,300,019	2,738,409
Series 2022-K150 Class A2, 3.71% 11/25/32	1,500,000	1,410,656
GS Mortgage Securities Trust:
floater:
Series 2018-3PCK Class A, 1 month U.S. LIBOR + 1.700% 6.268% 9/15/31 (b)(c)(d)	1,726,068	1,692,146
Series 2021-IP:
Class A, 1 month U.S. LIBOR + 0.950% 5.268% 10/15/36 (b)(c)(d)	3,667,747	3,419,472
Class B, 1 month U.S. LIBOR + 1.150% 5.468% 10/15/36 (b)(c)(d)	544,915	504,623
Class C, 1 month U.S. LIBOR + 1.550% 5.868% 10/15/36 (b)(c)(d)	449,243	412,588
Series 2013-GC12 Class A/S, 3.375% 6/10/46	3,211,582	3,171,634
Intown Mortgage Trust floater sequential payer Series 2022-STAY Class A, CME Term SOFR 1 Month Index + 2.480% 6.8246% 8/15/39 (b)(c)(d)	4,756,000	4,724,728
J.P. Morgan Chase Commercial Mortgage Securities Trust floater Series 2012-NLP Class A, CME Term SOFR 1 Month Index + 0.590% 4.9321% 4/15/37 (b)(c)(d)	1,467,171	1,356,875
JPMBB Commercial Mortgage Securities Trust Series 2013-C17 Class A/S, 4.4584% 1/15/47	4,667,521	4,559,198
JPMCC Commercial Mortgage Securities Trust Series 2016-JP4 Class ASB, 3.4743% 12/15/49	2,947,863	2,833,619
JPMorgan Chase Commercial Mortgage Securities Trust Series 2018-WPT:
Class AFX, 4.2475% 7/5/33 (b)	277,000	258,747
Class CFX, 4.9498% 7/5/33 (b)	505,398	443,930
Class DFX, 5.3503% 7/5/33 (b)	715,868	623,154
Class EFX, 5.3635% 7/5/33 (b)(c)	870,282	750,564
Life Financial Services Trust floater Series 2022-BMR2:
Class A1, CME Term SOFR 1 Month Index + 1.290% 5.6309% 5/15/39 (b)(c)(d)	6,900,561	6,727,683
Class B, CME Term SOFR 1 Month Index + 1.790% 6.1295% 5/15/39 (b)(c)(d)	4,064,838	3,937,548
Class C, CME Term SOFR 1 Month Index + 2.090% 6.4287% 5/15/39 (b)(c)(d)	2,311,651	2,236,368
Class D, CME Term SOFR 1 Month Index + 2.540% 6.8775% 5/15/39 (b)(c)(d)	2,054,528	1,967,370
LIFE Mortgage Trust floater Series 2021-BMR:
Class A, 1 month U.S. LIBOR + 0.700% 5.018% 3/15/38 (b)(c)(d)	5,486,932	5,313,074
Class B, 1 month U.S. LIBOR + 0.880% 5.198% 3/15/38 (b)(c)(d)	982,134	938,383
Class C, 1 month U.S. LIBOR + 1.100% 5.418% 3/15/38 (b)(c)(d)	617,740	587,122
Class D, 1 month U.S. LIBOR + 1.400% 5.718% 3/15/38 (b)(c)(d)	859,367	814,078
Class E, 1 month U.S. LIBOR + 1.750% 6.068% 3/15/38 (b)(c)(d)	751,109	710,584
MHC Commercial Mortgage Trust floater sequential payer Series 2021-MHC Class A, 1 month U.S. LIBOR + 0.800% 5.119% 4/15/38 (b)(c)(d)	4,671,615	4,530,609
Morgan Stanley Capital I Trust:
floater Series 2018-BOP:
Class B, 1 month U.S. LIBOR + 1.250% 5.568% 8/15/33 (b)(c)(d)	1,961,058	1,840,816
Class C, 1 month U.S. LIBOR + 1.500% 5.818% 8/15/33 (b)(c)(d)	4,723,251	4,400,014
sequential payer Series 2019-MEAD Class A, 3.17% 11/10/36 (b)	4,757,881	4,417,839
Series 2018-H4 Class A4, 4.31% 12/15/51	3,507,809	3,329,785
Series 2019-MEAD:
Class B, 3.1771% 11/10/36 (b)(c)	687,483	621,000
Class C, 3.1771% 11/10/36 (b)(c)	659,666	575,719
Natixis Commercial Mortgage Securities Trust sequential payer Series 2020-2PAC Class A, 2.966% 12/15/38 (b)	2,402,749	2,220,168
OPG Trust floater Series 2021-PORT Class A, 1 month U.S. LIBOR + 0.480% 4.802% 10/15/36 (b)(c)(d)	5,922,075	5,658,424
Prima Capital Ltd. floater sequential payer Series 2021-9A Class A, 1 month U.S. LIBOR + 1.450% 5.3886% 12/15/37 (b)(c)(d)	257,834	254,632
Providence Place Group Ltd. Partnership Series 2000-C1 Class A2, 7.75% 7/20/28 (b)	1,789,080	1,825,956
SPGN Mortgage Trust floater Series 2022-TFLM:
Class B, CME Term SOFR 1 Month Index + 2.000% 6.3356% 2/15/39 (b)(c)(d)	1,190,000	1,119,494
Class C, CME Term SOFR 1 Month Index + 2.650% 6.9856% 2/15/39 (b)(c)(d)	619,000	578,001
SREIT Trust floater:
Series 2021-FLWR Class A, 1 month U.S. LIBOR + 0.570% 4.8946% 7/15/36 (b)(c)(d)	1,392,068	1,336,190
Series 2021-MFP:
Class A, 1 month U.S. LIBOR + 0.730% 5.0487% 11/15/38 (b)(c)(d)	4,572,244	4,397,370
Class B, 1 month U.S. LIBOR + 1.070% 5.3977% 11/15/38 (b)(c)(d)	2,618,793	2,494,008
Class C, 1 month U.S. LIBOR + 1.320% 5.6469% 11/15/38 (b)(c)(d)	1,626,457	1,544,879
Class D, 1 month U.S. LIBOR + 1.570% 5.8961% 11/15/38 (b)(c)(d)	1,068,976	1,010,000
VLS Commercial Mortgage Trust:
sequential payer Series 2020-LAB Class A, 2.13% 10/10/42 (b)	3,269,943	2,522,795
Series 2020-LAB Class B, 2.453% 10/10/42 (b)	256,512	194,986
Wells Fargo Commercial Mortgage Trust:
floater Series 2021-FCMT Class A, 1 month U.S. LIBOR + 1.200% 5.518% 5/15/31 (b)(c)(d)	2,496,000	2,345,781
sequential payer Series 2015-C26 Class A4, 3.166% 2/15/48	1,900,655	1,807,683
Series 2018-C48 Class A5, 4.302% 1/15/52	1,574,228	1,495,901
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $259,378,627)		245,019,877

Municipal Securities - 0.8%
	Principal Amount (a)	Value ($)
California Gen. Oblig. Series 2009:
7.35% 11/1/39	460,000	561,509
7.55% 4/1/39	2,035,000	2,547,071
Chicago Gen. Oblig. (Taxable Proj.) Series 2010 C1, 7.781% 1/1/35	1,670,000	1,812,350
Illinois Gen. Oblig.:
Series 2003:
4.95% 6/1/23	766,364	766,763
5.1% 6/1/33	2,725,000	2,615,289
Series 2010-1, 6.63% 2/1/35	6,975,000	7,070,613
Series 2010-3:
6.725% 4/1/35	5,380,000	5,480,490
7.35% 7/1/35	2,920,357	3,072,288
New Jersey Econ. Dev. Auth. State Pension Fdg. Rev. Series 1997, 7.425% 2/15/29 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	4,110,000	4,424,425
TOTAL MUNICIPAL SECURITIES (Cost $34,213,748)		28,350,798

Foreign Government and Government Agency Obligations - 0.3%
	Principal Amount (a)	Value ($)
Emirate of Abu Dhabi 3.875% 4/16/50 (b)	3,236,000	2,726,937
Kingdom of Saudi Arabia:
3.25% 10/22/30 (b)	1,788,000	1,624,622
4.5% 4/22/60 (b)	1,363,000	1,203,955
State of Qatar 4.4% 4/16/50 (b)	4,036,000	3,673,517
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $12,077,905)		9,229,031

Supranational Obligations - 0.1%
	Principal Amount (a)	Value ($)
Corporacion Andina de Fomento 2.375% 5/12/23 (Cost $3,367,576)	3,349,000	3,311,022

Bank Notes - 0.2%
	Principal Amount (a)	Value ($)
Discover Bank:
3.35% 2/6/23	1,820,000	1,816,633
4.682% 8/9/28 (c)	1,567,000	1,503,975
KeyBank NA 6.95% 2/1/28	800,000	842,919
Regions Bank 6.45% 6/26/37	4,383,000	4,557,459
TOTAL BANK NOTES (Cost $10,491,034)		8,720,986

Fixed-Income Funds - 1.7%
	Shares	Value ($)
Fidelity Specialized High Income Central Fund (k) (Cost $71,915,218)	775,794	64,235,771

Money Market Funds - 4.4%
	Shares	Value ($)
Fidelity Cash Central Fund 4.37% (l) (Cost $162,014,424)	161,982,388	162,014,784

TOTAL INVESTMENT IN SECURITIES - 115.1% (Cost $4,813,632,468)	4,230,071,578
NET OTHER ASSETS (LIABILITIES) - (15.1)%	(554,706,214)
NET ASSETS - 100.0%	3,675,365,364

TBA Sale Commitments
	Principal Amount (a)	Value ($)
Ginnie Mae
2% 1/1/53	(15,200,000)	(12,752,340)
2% 1/1/53	(19,050,000)	(15,982,379)
2% 1/1/53	(5,750,000)	(4,824,078)
2% 1/1/53	(19,050,000)	(15,982,379)
2% 2/1/53	(3,800,000)	(3,191,500)
2.5% 1/1/53	(16,150,000)	(13,989,828)
2.5% 1/1/53	(11,900,000)	(10,308,294)
3% 1/1/53	(12,300,000)	(10,955,321)
3% 1/1/53	(3,100,000)	(2,761,097)
3% 1/1/53	(3,100,000)	(2,761,097)
3% 1/1/53	(7,700,000)	(6,858,209)
3% 1/1/53	(3,475,000)	(3,095,101)
3.5% 1/1/53	(9,150,000)	(8,406,837)

TOTAL GINNIE MAE		(111,868,460)

Uniform Mortgage Backed Securities
1.5% 1/1/38	(4,900,000)	(4,253,468)
1.5% 1/1/38	(3,150,000)	(2,734,372)
1.5% 1/1/38	(3,300,000)	(2,864,581)
2% 1/1/38	(1,450,000)	(1,291,588)
2% 1/1/38	(1,650,000)	(1,469,738)
2% 1/1/38	(5,450,000)	(4,854,588)
2% 1/1/38	(4,750,000)	(4,231,063)
2% 1/1/38	(750,000)	(668,063)
2% 1/1/38	(900,000)	(801,675)
2% 1/1/38	(1,450,000)	(1,291,588)
2% 1/1/38	(3,300,000)	(2,939,475)
2% 1/1/53	(8,600,000)	(7,019,482)
2% 1/1/53	(17,100,000)	(13,957,341)
2% 1/1/53	(850,000)	(693,786)
2% 1/1/53	(17,100,000)	(13,957,341)
2% 1/1/53	(8,550,000)	(6,978,671)
2% 1/1/53	(8,550,000)	(6,978,671)
2.5% 1/1/53	(17,900,000)	(15,175,844)
2.5% 1/1/53	(9,900,000)	(8,393,344)
2.5% 1/1/53	(9,900,000)	(8,393,344)
2.5% 1/1/53	(4,650,000)	(3,942,328)
2.5% 1/1/53	(7,250,000)	(6,146,641)
2.5% 1/1/53	(1,900,000)	(1,610,844)
2.5% 1/1/53	(4,100,000)	(3,476,031)
2.5% 1/1/53	(9,550,000)	(8,096,609)
2.5% 1/1/53	(1,500,000)	(1,271,719)
3.5% 1/1/53	(1,500,000)	(1,364,179)
3.5% 1/1/53	(3,350,000)	(3,046,666)
3.5% 1/1/53	(7,100,000)	(6,457,113)
3.5% 1/1/53	(18,650,000)	(16,961,291)
3.5% 1/1/53	(10,450,000)	(9,503,780)
3.5% 1/1/53	(18,650,000)	(16,961,291)
4% 1/1/53	(1,500,000)	(1,408,124)
4.5% 1/1/53	(2,700,000)	(2,602,547)
4.5% 1/1/53	(1,400,000)	(1,349,469)

TOTAL UNIFORM MORTGAGE BACKED SECURITIES		(193,146,655)

TOTAL TBA SALE COMMITMENTS (Proceeds $309,157,315)		(305,015,115)

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Treasury Contracts
CBOT 2-Year U.S. Treasury Note Contracts (United States)	45	Mar 2023	9,228,516	16,563	16,563
CBOT 5-Year U.S. Treasury Note Contracts (United States)	66	Mar 2023	7,123,359	3,250	3,250

TOTAL PURCHASED					19,813

Sold

Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	85	Mar 2023	9,545,234	67,100	67,100
CBOT Long Term U.S. Treasury Bond Contracts (United States)	300	Mar 2023	37,603,125	122,871	122,871
CBOT Ultra Long Term U.S. Treasury Bond Contracts (United States)	20	Mar 2023	2,686,250	153,767	153,767

TOTAL SOLD					343,738

TOTAL FUTURES CONTRACTS					363,551
The notional amount of futures purchased as a percentage of Net Assets is 0.5%
The notional amount of futures sold as a percentage of Net Assets is 1.4%

Credit Default Swaps
Underlying Reference	Maturity Date	Clearinghouse / Counterparty	Fixed Payment Received/ (Paid)	Payment Frequency	Notional Amount (1)	Value ($)	Upfront Premium Received/ (Paid) ($)	Unrealized Appreciation/ (Depreciation) ($)
Buy Protection
CMBX N.A. AAA Index Series 13	Dec 2072	Morgan Stanley Capital Services LLC	(0.5%)	Monthly	1,140,000	13,993	(15,453)	(1,460)
CMBX N.A. AAA Index Series 13	Dec 2072	Citigroup Global Markets Ltd.	(0.5%)	Monthly	1,390,000	17,061	(3,368)	13,693
CMBX N.A. AAA Index Series 13	Dec 2072	Citigroup Global Markets Ltd.	(0.5%)	Monthly	2,070,000	25,408	(7,024)	18,384
CMBX N.A. AAA Index Series 13	Dec 2072	Citigroup Global Markets Ltd.	(0.5%)	Monthly	3,900,000	47,870	(44,117)	3,753
CMBX N.A. AAA Index Series 13	Dec 2072	Citigroup Global Markets Ltd.	(0.5%)	Monthly	2,850,000	34,982	(26,294)	8,688
CMBX N.A. AAA Index Series 13	Dec 2072	Citigroup Global Markets Ltd.	(0.5%)	Monthly	1,110,000	13,625	(12,268)	1,357
CMBX N.A. AAA Index Series 13	Dec 2072	Citigroup Global Markets Ltd.	(0.5%)	Monthly	930,000	11,415	(8,326)	3,089
CMBX N.A. AAA Index Series 13	Dec 2072	Citigroup Global Markets Ltd.	(0.5%)	Monthly	1,570,000	19,271	(30,121)	(10,850)
CMBX N.A. AAA Index Series 13	Dec 2072	JPMorgan Securities LLC	(0.5%)	Monthly	2,460,000	30,195	(14,157)	16,038
CMBX N.A. AAA Index Series 13	Dec 2072	JPMorgan Securities LLC	(0.5%)	Monthly	710,000	8,715	(2,833)	5,882
CMBX N.A. AAA Index Series 13	Dec 2072	JPMorgan Securities LLC	(0.5%)	Monthly	440,000	5,401	(6,153)	(752)
CMBX N.A. AAA Index Series 13	Dec 2072	Morgan Stanley Capital Services LLC	(0.5%)	Monthly	4,680,000	57,444	(32,762)	24,682
CMBX N.A. AAA Index Series 13	Dec 2072	Morgan Stanley Capital Services LLC	(0.5%)	Monthly	2,150,000	26,390	(35,389)	(8,999)
CMBX N.A. AAA Index Series 13	Dec 2072	Morgan Stanley Capital Services LLC	(0.5%)	Monthly	550,000	6,751	(7,659)	(908)
CMBX N.A. AAA Index Series 13	Dec 2072	Morgan Stanley Capital Services LLC	(0.5%)	Monthly	1,120,000	13,747	(8,742)	5,005
CMBX N.A. AAA Index Series 13	Dec 2072	Morgan Stanley Capital Services LLC	(0.5%)	Monthly	560,000	6,874	(5,303)	1,571

TOTAL CREDIT DEFAULT SWAPS						339,142	(259,969)	79,173

(1)Notional amount is stated in U.S. Dollars unless otherwise noted.

Interest Rate Swaps
Payment Received	Payment Frequency	Payment Paid	Payment Frequency	Clearinghouse / Counterparty (1)	Maturity Date	Notional Amount (2)	Value ($)	Upfront Premium Received/ (Paid) ($) (3)	Unrealized Appreciation/ (Depreciation) ($)
4.5%	Annual	U.S. Secured Overnight Fin. Rate (SOFR) Index (4)	Annual	LCH	Mar 2025	18,030,000	(97,860)	0	(97,860)
4%	Annual	U.S. Secured Overnight Fin. Rate (SOFR) Index (4)	Annual	LCH	Mar 2028	13,151,000	(208,378)	0	(208,378)
3.75%	Annual	U.S. Secured Overnight Fin. Rate (SOFR) Index (4)	Annual	LCH	Mar 2030	754,000	(16,764)	0	(16,764)
TOTAL INTEREST RATE SWAPS							(323,002)	0	(323,002)

(1)Swaps with LCH Clearnet Group (LCH) are centrally cleared over-the-counter (OTC) swaps.

(2)Notional amount is stated in U.S. Dollars unless otherwise noted.

(3)Any premiums for centrally cleared over-the-counter (OTC) swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation).

(4)Represents floating rate.

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $683,854,509 or 18.6% of net assets.

(c)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(d)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(e)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $1,697,436.
(f)	Security or a portion of the security was pledged to cover margin requirements for centrally cleared OTC swaps. At period end, the value of securities pledged amounted to $753,218.
(g)
Security or a portion of the security has been segregated as collateral for mortgage-backed or asset-backed securities purchased on a delayed delivery or when-issued basis. At period end, the value of securities pledged amounted to $1,094,839.

(h)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(i)	Coupon is inversely indexed to a floating interest rate multiplied by a specified factor. The price may be considerably more volatile than the price of a comparable fixed rate security.
(j)
Interest Only (IO) security represents the right to receive only monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

(k)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements,which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(l)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.37%	515,408,790	1,248,306,157	1,601,700,163	3,041,444	-	-	162,014,784	0.4%
Fidelity Securities Lending Cash Central Fund 4.37%	161,494,470	820,618,500	982,112,970	124,324	-	-	-	0.0%
Fidelity Specialized High Income Central Fund	87,005,374	3,429,676	14,582,827	3,429,676	734,866	(12,351,318)	64,235,771	19.2%
Total	763,908,634	2,072,354,333	2,598,395,960	6,595,444	734,866	(12,351,318)	226,250,555

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Corporate Bonds	1,312,249,895	-	1,312,249,895	-

U.S. Government and Government Agency Obligations	1,059,285,078	-	1,059,285,078	-

U.S. Government Agency - Mortgage Securities	1,056,319,678	-	1,056,319,678	-

Asset-Backed Securities	248,062,882	-	248,062,882	-

Collateralized Mortgage Obligations	33,271,776	-	33,271,776	-

Commercial Mortgage Securities	245,019,877	-	245,019,877	-

Municipal Securities	28,350,798	-	28,350,798	-

Foreign Government and Government Agency Obligations	9,229,031	-	9,229,031	-

Supranational Obligations	3,311,022	-	3,311,022	-

Bank Notes	8,720,986	-	8,720,986	-

Fixed-Income Funds	64,235,771	64,235,771	-	-

Money Market Funds	162,014,784	162,014,784	-	-
Total Investments in Securities:	4,230,071,578	226,250,555	4,003,821,023	-
Derivative Instruments:

Assets
Futures Contracts	363,551	363,551	-	-
Swaps	339,142	-	339,142	-
Total Assets	702,693	363,551	339,142	-

Liabilities
Swaps	(323,002)	-	(323,002)	-
Total Liabilities	(323,002)	-	(323,002)	-
Total Derivative Instruments:	379,691	363,551	16,140	-
Other Financial Instruments:

TBA Sale Commitments	(305,015,115)	-	(305,015,115)	-
Total Other Financial Instruments:	(305,015,115)	-	(305,015,115)	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2022. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Credit Risk
Swaps (a)	339,142	0
Total Credit Risk	339,142	0
Interest Rate Risk
Futures Contracts (b)	363,551	0
Swaps (c)	0	(323,002)
Total Interest Rate Risk	363,551	(323,002)
Total Value of Derivatives	702,693	(323,002)

(a)For bi-lateral over-the-counter (OTC) swaps, reflects gross value which is presented in the Statement of Assets and Liabilities in the bi-lateral OTC swaps, at value line-items.

(b)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

(c)For centrally cleared over-the-counter (OTC) swaps, reflects gross cumulative appreciation (depreciation) as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin for centrally cleared OTC swaps is included in receivable or payable for daily variation margin on centrally cleared OTC swaps, and the net cumulative appreciation (depreciation) for centrally cleared OTC swaps is included in Total accumulated earnings (loss).

Financial Statements
Statement of Assets and Liabilities
			December 31, 2022

Assets
Investment in securities, at value - See accompanying schedule:	$
Unaffiliated issuers (cost $4,579,702,826)		4,003,821,023
Fidelity Central Funds (cost $233,929,642)		226,250,555

Total Investment in Securities (cost $4,813,632,468)			$4,230,071,578
Receivable for investments sold			26,260,444
Receivable for TBA sale commitments			309,157,315
Receivable for fund shares sold			2,394,180
Interest receivable			28,424,680
Distributions receivable from Fidelity Central Funds			550,423
Receivable for daily variation margin on futures contracts			76,204
Bi-lateral OTC swaps, at value			339,142
Prepaid expenses			3,890
Total assets			4,597,277,856
Liabilities
Payable for investments purchased
Delayed delivery		$614,132,276
TBA sale commitments, at value		305,015,115
Payable for fund shares redeemed		993,106
Accrued management fee		913,500
Distribution and service plan fees payable		419,932
Payable for daily variation margin on centrally cleared OTC swaps		49,371
Other affiliated payables		321,835
Other payables and accrued expenses		67,357
Total Liabilities			921,912,492
Net Assets			$3,675,365,364
Net Assets consist of:
Paid in capital			$4,350,425,735
Total accumulated earnings (loss)			(675,060,371)
Net Assets			$3,675,365,364

Net Asset Value and Maximum Offering Price
Initial Class :
Net Asset Value , offering price and redemption price per share ($533,203,553 ÷ 49,353,061 shares)			$10.80
Service Class :
Net Asset Value , offering price and redemption price per share ($669,290,243 ÷ 62,838,374 shares)			$10.65
Service Class 2 :
Net Asset Value , offering price and redemption price per share ($1,747,983,855 ÷ 166,890,475 shares)			$10.47
Investor Class :
Net Asset Value , offering price and redemption price per share ($724,887,713 ÷ 67,441,935 shares)			$10.75
Statement of Operations
		Year ended December 31, 2022
Investment Income
Interest		$100,749,918
Income from Fidelity Central Funds (including $124,324 from security lending)		6,595,444
Total Income		107,345,362
Expenses
Management fee	$12,936,215
Transfer agent fees	3,278,624
Distribution and service plan fees	5,390,408
Accounting fees	1,145,095
Custodian fees and expenses	104,178
Independent trustees' fees and expenses	14,334
Registration fees	26,922
Audit	52,268
Legal	5,089
Miscellaneous	22,680
Total expenses before reductions	22,975,813
Expense reductions	(81,529)
Total expenses after reductions		22,894,284
Net Investment income (loss)		84,451,078
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(100,986,948)
Redemptions in-kind with affiliated entities	(80,700,871)
Fidelity Central Funds	734,866
Futures contracts	5,572,104
Swaps	(710,130)
Total net realized gain (loss)		(176,090,979)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(566,157,254)
Fidelity Central Funds	(12,351,318)
Futures contracts	62,487
Swaps	(243,829)
TBA Sale commitments	4,319,367
Total change in net unrealized appreciation (depreciation)		(574,370,547)
Net gain (loss)		(750,461,526)
Net increase (decrease) in net assets resulting from operations		$(666,010,448)
Statement of Changes in Net Assets

	Year ended December 31, 2022	Year ended December 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$84,451,078	$85,191,726
Net realized gain (loss)	(176,090,979)	308,284,560
Change in net unrealized appreciation (depreciation)	(574,370,547)	(432,476,248)
Net increase (decrease) in net assets resulting from operations	(666,010,448)	(38,999,962)
Distributions to shareholders	(348,049,601)	(259,145,498)
Share transactions - net increase (decrease)	(881,360,968)	478,920,867
Total increase (decrease) in net assets	(1,895,421,017)	180,775,407

Net Assets
Beginning of period	5,570,786,381	5,390,010,974
End of period	$3,675,365,364	$5,570,786,381

Financial Highlights
VIP Investment Grade Bond Portfolio Initial Class

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$13.35	$14.09	$13.17	$12.34	$12.80
Income from Investment Operations
Net investment income (loss) A,B	.245	.228	.328	.382	.311
Net realized and unrealized gain (loss)	(1.903)	(.313)	.903	.806	(.381)
Total from investment operations	(1.658)	(.085)	1.231	1.188	(.070)
Distributions from net investment income	(.264)	(.282)	(.306)	(.358)	(.313)
Distributions from net realized gain	(.628)	(.373)	(.005)	-	(.077)
Total distributions	(.892)	(.655)	(.311)	(.358)	(.390)
Net asset value, end of period	$10.80	$13.35	$14.09	$13.17	$12.34
Total Return C,D	(12.96)%	(.61)%	9.39%	9.67%	(.53)%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.40%	.39%	.39%	.40%	.40%
Expenses net of fee waivers, if any	.40%	.39%	.39%	.40%	.40%
Expenses net of all reductions	.40%	.39%	.39%	.40%	.40%
Net investment income (loss)	2.08%	1.66%	2.38%	2.93%	2.49%
Supplemental Data
Net assets, end of period (000 omitted)	$533,204	$1,347,145	$1,322,750	$1,146,767	$928,285
Portfolio turnover rate G	183% H	125%	11%	5%	8%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

H Portfolio turnover rate excludes securities received or delivered in-kind.

VIP Investment Grade Bond Portfolio Service Class

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$13.18	$13.93	$13.02	$12.20	$12.66
Income from Investment Operations
Net investment income (loss) A,B	.226	.212	.310	.364	.295
Net realized and unrealized gain (loss)	(1.870)	(.322)	.899	.800	(.377)
Total from investment operations	(1.644)	(.110)	1.209	1.164	(.082)
Distributions from net investment income	(.258)	(.267)	(.294)	(.344)	(.301)
Distributions from net realized gain	(.628)	(.373)	(.005)	-	(.077)
Total distributions	(.886)	(.640)	(.299)	(.344)	(.378)
Net asset value, end of period	$10.65	$13.18	$13.93	$13.02	$12.20
Total Return C,D	(13.03)%	(.79)%	9.33%	9.58%	(.63)%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.50%	.49%	.49%	.50%	.50%
Expenses net of fee waivers, if any	.50%	.49%	.49%	.50%	.50%
Expenses net of all reductions	.50%	.49%	.49%	.50%	.50%
Net investment income (loss)	1.98%	1.56%	2.28%	2.83%	2.39%
Supplemental Data
Net assets, end of period (000 omitted)	$669,290	$732,762	$692,787	$582,182	$553,442
Portfolio turnover rate G	183% H	125%	11%	5%	8%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

H Portfolio turnover rate excludes securities received or delivered in-kind.

VIP Investment Grade Bond Portfolio Service Class 2

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$12.98	$13.72	$12.83	$12.03	$12.49
Income from Investment Operations
Net investment income (loss) A,B	.206	.188	.285	.340	.272
Net realized and unrealized gain (loss)	(1.848)	(.310)	.885	.787	(.372)
Total from investment operations	(1.642)	(.122)	1.170	1.127	(.100)
Distributions from net investment income	(.240)	(.245)	(.275)	(.327)	(.283)
Distributions from net realized gain	(.628)	(.373)	(.005)	-	(.077)
Total distributions	(.868)	(.618)	(.280)	(.327)	(.360)
Net asset value, end of period	$10.47	$12.98	$13.72	$12.83	$12.03
Total Return C,D	(13.21)%	(.90)%	9.16%	9.40%	(.79)%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.65%	.64%	.64%	.65%	.65%
Expenses net of fee waivers, if any	.65%	.64%	.64%	.65%	.65%
Expenses net of all reductions	.65%	.64%	.64%	.65%	.65%
Net investment income (loss)	1.83%	1.41%	2.13%	2.68%	2.24%
Supplemental Data
Net assets, end of period (000 omitted)	$1,747,984	$2,135,986	$1,935,645	$1,698,902	$1,505,566
Portfolio turnover rate G	183% H	125%	11%	5%	8%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

H Portfolio turnover rate excludes securities received or delivered in-kind.

VIP Investment Grade Bond Portfolio Investor Class

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$13.29	$14.03	$13.12	$12.29	$12.75
Income from Investment Operations
Net investment income (loss) A,B	.238	.223	.322	.376	.305
Net realized and unrealized gain (loss)	(1.888)	(.313)	.896	.808	(.380)
Total from investment operations	(1.650)	(.090)	1.218	1.184	(.075)
Distributions from net investment income	(.262)	(.277)	(.303)	(.354)	(.308)
Distributions from net realized gain	(.628)	(.373)	(.005)	-	(.077)
Total distributions	(.890)	(.650)	(.308)	(.354)	(.385)
Net asset value, end of period	$10.75	$13.29	$14.03	$13.12	$12.29
Total Return C,D	(12.96)%	(.64)%	9.33%	9.67%	(.57)%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.43%	.42%	.43%	.43%	.44%
Expenses net of fee waivers, if any	.43%	.42%	.43%	.43%	.44%
Expenses net of all reductions	.43%	.42%	.43%	.43%	.44%
Net investment income (loss)	2.05%	1.63%	2.34%	2.90%	2.46%
Supplemental Data
Net assets, end of period (000 omitted)	$724,888	$1,354,894	$1,438,829	$1,157,666	$879,703
Portfolio turnover rate G	183% H	125%	11%	5%	8%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

H Portfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended December 31, 2022

1. Organization.
VIP Investment Grade Bond Portfolio (the Fund) is a fund of Variable Insurance Products Fund V (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Specialized High Income Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks a high level of current income by normally investing in income-producing debt securities, with an emphasis on lower-quality debt securities.	Loans & Direct Debt Instruments Restricted Securities	Less than .005%
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds, bank notes, foreign government and government agency obligations, municipal securities, supranational obligations and U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing services who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Brokers which make markets in asset backed securities, collateralized mortgage obligations and commercial mortgage securities may also consider such factors as the structure of the issue, cash flow assumptions, the value of underlying assets as well as any guarantees. Swaps are marked-to-market daily based on valuations from third party pricing services, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2022 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and include proceeds received from litigation. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, swap agreements, redemptions in-kind, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$6,685,714
Gross unrealized depreciation	(586,376,990)
Net unrealized appreciation (depreciation)	$(579,691,276)
Tax Cost	$4,813,921,194

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(95,369,094)
Net unrealized appreciation (depreciation) on securities and other investments	$(579,691,276)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(93,198,538)
Long-term	(2,170,556)
Total capital loss carryforward	$(95,369,094)

The tax character of distributions paid was as follows:

	December 31, 2022	December 31, 2021
Ordinary Income	$ 84,369,053	$ 167,565,613
Long-term Capital Gains	263,680,548	91,579,885
Total	$348,049,601	$259,145,498

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls. TBA securities involve buying or selling mortgage-backed securities (MBS) on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. Funds may enter into a TBA transaction with the intent to take possession of or deliver the underlying MBS, or a fund may elect to extend the settlement by entering into either a mortgage or reverse mortgage dollar roll. Mortgage dollar rolls are transactions where a fund sells TBA securities and simultaneously agrees to repurchase MBS on a later date at a lower price and with the same counterparty. Reverse mortgage dollar rolls involve the purchase and simultaneous agreement to sell TBA securities on a later date at a lower price. Transactions in mortgage dollar rolls and reverse mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to a fund's portfolio turnover rate.

Purchases and sales of TBA securities involve risks similar to those discussed above for delayed delivery and when-issued securities. Also, if the counterparty in a mortgage dollar roll or a reverse mortgage dollar roll transaction files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited. Additionally, when a fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

TBA securities subject to a forward commitment to sell at period end are included at the end of the Schedule of Investments under the caption "TBA Sale Commitments." The proceeds and value of these commitments are reflected in the Statement of Assets and Liabilities as "Receivable for TBA sale commitments" and "TBA sale commitments, at value," respectively.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns, to gain exposure to certain types of assets and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Credit Risk	Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to a fund.
Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as bi-lateral swaps, a fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives a fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, a fund receives collateral in the form of cash or securities once net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the custodian bank in accordance with the collateral agreements entered into between a fund, the counterparty and the custodian bank. A fund could experience delays and costs in gaining access to the collateral even though it is held by the custodian bank. The maximum risk of loss to a fund from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to a fund. A fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to these contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
VIP Investment Grade Bond Portfolio
Credit Risk
Swaps	$(70,512)	$79,173
Total Credit Risk	(70,512)	79,173
Interest Rate Risk
Futures Contracts	5,572,104	62,487
Swaps	(639,618)	(323,002)
Total Interest Rate Risk	4,932,486	(260,515)
Totals	$4,861,974	$(181,342)

If there are any open positions at period end, a summary of the value of derivatives by primary risk exposure is included at the end of the Schedule of Investments.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap. A centrally cleared OTC swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Bi-lateral OTC swaps are marked-to-market daily and changes in value are reflected in the Statement of Assets and Liabilities in the bi-lateral OTC swaps at value line items. Any upfront premiums paid or received upon entering a bi-lateral OTC swap to compensate for differences between stated terms of the swap and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded in net unrealized appreciation (depreciation) in the Statement of Assets and Liabilities and amortized to realized gain or (loss) ratably over the term of the swap. Any unamortized upfront premiums are presented in the Schedule of Investments.

Centrally cleared OTC swaps require a fund to deposit either cash or securities (initial margin) with the FCM, at the instruction of and for the benefit of the clearinghouse. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented in segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities. Centrally cleared OTC swaps are marked-to-market daily and subsequent payments (variation margin) are made or received depending on the daily fluctuations in the value of the swaps and are recorded as unrealized appreciation or (depreciation). These daily payments, if any, are included in receivable or payable for daily variation margin on centrally cleared OTC swaps in the Statement of Assets and Liabilities. Any premiums for centrally cleared OTC swaps are recorded periodically throughout the term of the swap to variation margin and included in Total accumulated earnings (loss) in the Statement of Assets and Liabilities. Any premiums are recognized as realized gain (loss) upon termination or maturity of the swap.

For both bi-lateral and centrally cleared OTC swaps, payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is presented in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps", and are representative of volume of activity during the period unless an average notional amount is presented.

Credit Default Swaps. Credit default swaps enable a fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. A fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs.

For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index.

As a seller, if an underlying credit event occurs, a fund will pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will a fund be required to take delivery of the reference obligation or underlying securities comprising an index and pay an amount equal to the notional amount of the swap.

As a buyer, if an underlying credit event occurs, a fund will receive a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will a fund be required to deliver the reference obligation or underlying securities comprising an index in exchange for payment of an amount equal to the notional amount of the swap.

Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where a fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, the investment adviser monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/performance risk.

Interest Rate Swaps. Interest rate swaps are agreements between counterparties to exchange cash flows, one based on a fixed rate, and the other on a floating rate. A fund enters into interest rate swaps to manage its exposure to interest rate changes. Changes in interest rates can have an effect on both the value of bond holdings as well as the amount of interest income earned. In general, the value of bonds can fall when interest rates rise and can rise when interest rates fall.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
VIP Investment Grade Bond Portfolio	4,919,249,327	4,584,079,053

6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .30% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.
For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$663,857
Service Class 2	4,726,551
$5,390,408
Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Initial Class	$567,033.07
Service Class	451,423.07
Service Class 2	1,285,622.07
Investor Class	974,546.10
	$3,278,624

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
VIP Investment Grade Bond Portfolio	.03

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.

Affiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The net realized gain or loss on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)	Participating classes
VIP Investment Grade Bond Portfolio	76,985,281	(80,700,871)	894,442,739	Initial Class & Investor Class

Prior Fiscal Year Affiliated Exchanges In-Kind. During the prior period, the Fund redeemed 48,402,199 shares of Fidelity VIP Investment Grade Central Fund in exchange for investments, including accrued interest and cash, if any, with a value of $5,391,666,950. The Fund had a net realized gain of $211,422,352 on the Fund's redemptions of Fidelity VIP Investment Grade Central Fund shares. The Fund recognized net gain on the exchanges for federal income tax purposes.

7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
VIP Investment Grade Bond Portfolio	$8,202

8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
VIP Investment Grade Bond Portfolio	$13,320	$-	$-

9. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $1,173.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $80,356.
10. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended December 31, 2022	Year ended December 31, 2021
VIP Investment Grade Bond Portfolio
Distributions to shareholders
Initial Class	$74,321,920	$63,573,154
Service Class	49,755,778	33,731,276
Service Class 2	144,060,973	96,642,003
Investor Class	79,910,930	65,199,065
Total	$348,049,601	$259,145,498

11. Share Transactions.
Transactions for each class of shares were as follows and may contain in-kind transactions:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2022	Year ended December 31, 2021	Year ended December 31, 2022	Year ended December 31, 2021
VIP Investment Grade Bond Portfolio
Initial Class
Shares sold	37,368,851	23,787,330	$433,838,083	$326,447,227
Reinvestment of distributions	6,137,013	4,685,105	74,321,920	63,573,154
Shares redeemed	(95,052,032)	(21,419,922)	(1,108,282,686)	(294,255,196)
Net increase (decrease)	(51,546,168)	7,052,513	$(600,122,683)	$95,765,185
Service Class
Shares sold	19,724,587	14,736,969	$223,794,668	$200,617,709
Reinvestment of distributions	4,226,683	2,517,896	49,755,778	33,731,276
Shares redeemed	(16,691,802)	(11,426,710)	(192,486,132)	(154,576,440)
Net increase (decrease)	7,259,468	5,828,155	$81,064,314	$79,772,545
Service Class 2
Shares sold	12,583,019	29,363,179	$146,254,732	$392,701,313
Reinvestment of distributions	12,403,199	7,325,672	144,060,973	96,642,003
Shares redeemed	(22,672,103)	(13,231,365)	(254,831,966)	(177,343,438)
Net increase (decrease)	2,314,115	23,457,486	$35,483,739	$311,999,878
Investor Class
Shares sold	4,458,846	11,506,591	$52,423,191	$157,377,309
Reinvestment of distributions	6,663,720	4,825,246	79,910,930	65,199,065
Shares redeemed	(45,621,139)	(16,917,270)	(530,120,459)	(231,193,115)
Net increase (decrease)	(34,498,573)	(585,433)	$(397,786,338)	$(8,616,741)
12. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% and certain otherwise unaffiliated shareholders were owners of record of more than 10% of the outstanding shares as follows:

Fund	Affiliated %	Number ofUnaffiliated Shareholders	Unaffiliated Shareholders %
VIP Investment Grade Bond Portfolio	23%	1	41%

13. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Variable Insurance Products Fund V and the Shareholders of VIP Investment Grade Bond Portfolio
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of VIP Investment Grade Bond Portfolio (the "Fund"), a fund of Variable Insurance Products Fund V, including the schedule of investments, as of December 31, 2022, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers, when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
February 14, 2023
We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 295 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function.   Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity ® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity ® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity ® funds (2001-2005), and managed a number of Fidelity ® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity ® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity ® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity ® funds (2013-2016).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity ® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity ® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity ® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity ® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Arthur E. Johnson (1947)
Year of Election or Appointment: 2008
Trustee
Mr. Johnson also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Chairman (2018-2021) and Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity ® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity ® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity ® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity ® funds (2016).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Laura M. Bishop (1961)
Year of Election or Appointment: 2022
Member of the Advisory Board
Ms. Bishop also serves as a Member of the Advisory Board of other funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting).
Robert W. Helm (1957)
Year of Election or Appointment: 2021
Member of the Advisory Board
Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments (2005-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia serves as Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments. Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jamie Pagliocco (1964)
Year of Election or Appointment: 2020
Vice President
Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer - Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2022 to December 31, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period- C July 1, 2022 to December 31, 2022
VIP Investment Grade Bond Portfolio
Initial Class	.40%
Actual		$ 1,000	$ 973.40	$ 1.99
Hypothetical- B		$ 1,000	$ 1,023.19	$ 2.04
Service Class	.50%
Actual		$ 1,000	$ 973.40	$ 2.49
Hypothetical- B		$ 1,000	$ 1,022.68	$ 2.55
Service Class 2	.64%
Actual		$ 1,000	$ 972.20	$ 3.18
Hypothetical- B		$ 1,000	$ 1,021.98	$ 3.26
Investor Class	.43%
Actual		$ 1,000	$ 973.90	$ 2.14
Hypothetical- B		$ 1,000	$ 1,023.04	$ 2.19

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A total of 22.96% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $85,298,788 of distributions paid in the calendar year 2021 as qualifying to be taxed as section 163(j) interest dividends.

Board Approval of Investment Advisory Contracts and Management Fees

VIP Investment Grade Bond Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) - Operations, Audit, Fair Valuation, and Governance and Nominating - each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all the Independent Trustees are members, meets regularly throughout the year and requests, receives and considers, among other matters, information related to the annual consideration of the renewal of the fund's Advisory Contracts before making its recommendation to the Board. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet from time to time with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2022 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (Initial Class); (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds throughout the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors.  Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools.  The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds, ETFs, and share classes with innovative structures, strategies and pricing and making other enhancements to meet investor needs; (iv) broadening eligibility requirements for certain funds and share classes; (v) reducing management fees and total expenses for certain funds and classes; (vi) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (vii) rationalizing product lines and gaining increased efficiencies from fund mergers and liquidations; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (ix) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including their retirement income goals.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also receives and considers information about performance attribution. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to appropriate peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the representative class (Initial Class) and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to selected groups of competitive funds and classes (referred to as "mapped groups" below) for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. Combining funds with similar investment objective categories aids the Board's comparison of management fees and total expense ratios by broadening the competitive group used for such comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2021.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of the total expense ratio of the representative class (Initial Class) of the fund, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The fund's representative class is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison for the representative class, which focuses on the total expenses relative to a subset of non-Fidelity funds within the similar sales load structure group that are similar in size and management fee structure. The total expense ASPG is limited to 15 larger and 15 smaller classes of different funds, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in expenses relating to these items.

The Board noted that the total net expense ratio of Initial Class ranked below the similar sales load structure group competitive median for 2021 and below the ASPG competitive median for 2021.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) the extent to which current market conditions have affected retention and recruitment of personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent, pricing and bookkeeping fees, expense and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the changes in flows for different types of funds; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; and (ix) explanations regarding the relative total expense ratios and management fees of certain funds and classes, total expense and management fee competitive trends, and methodologies for total expense and management fee competitive comparisons. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable and that the fund's Advisory Contracts should be renewed.

1.540025.125
VIPIGB-ANN-0323
Fidelity® Variable Insurance Products:

Asset Manager: Growth Portfolio

Annual Report
December 31, 2022

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.
Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2022	Past 1 year	Past 5 years	Past 10 years
Initial Class	-16.88%	4.73%	7.11%
Service Class	-16.95%	4.63%	7.01%
Service Class 2	-17.05%	4.47%	6.84%
Investor Class	-16.93%	4.65%	7.03%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Asset Manager: Growth Portfolio - Initial Class, a class of the fund, on December 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
Asset prices around the world experienced a synchronous downturn for most of 2022, as a multitude of crosscurrents challenged the global economy and financial markets. Persistently high inflation in some markets, exacerbated by energy price shocks from the Russia-Ukraine conflict, spurred the U.S. Federal Reserve and other central banks to aggressively tighten monetary policy. This led to a broad retreat from risk and declining prices for stocks and bonds through September. In Q4, markets experienced a sharp reversal amid optimism on inflation and policy easing, and riskier assets rallied to cap a tumultuous year. International equities returned -15.86% in 2022, according to the MSCI ACWI (All Country World Index) ex USA Index. By region, emerging markets (-20%) and Europe ex U.K. (-17%) notably lagged. Conversely, the U.K. (-4%) held up best, followed by Asia Pacific ex Japan (-8%). Among the 11 sectors, information technology (-34%) fared worst. Communication services and consumer discretionary (-21% each) also trailed the broader market. In contrast, energy gained 9% amid elevated prices for oil and natural gas. U.S. stocks returned -19.53% for the year, as measured by the Dow Jones U.S. Total Stock Market Index. Among sectors, communication services (-41%) lagged most, followed by consumer discretionary (-37%). Conversely, energy (+63%) led by a wide margin. The defensive utilities (+1%) sector also notably outperformed. Value stocks handily outpaced growth among all market capitalizations. Commodities gained 16.09%, according to the Bloomberg Commodity Index Total Return. U.S. taxable investment-grade bonds returned -13.01% in 2022, per the Bloomberg U.S. Aggregate Bond Index, amid soaring inflation and rising interest rates. The Fed raised its benchmark rate seven times, by 4.25 percentage points, while allowing up to billions in U.S. Treasuries and mortgage bonds to mature monthly without investing the proceeds. U.S. investment-grade corporate bonds (-15.26%) trailed U.S. Treasuries (-12.46%), while commercial mortgage-backed securities (-10.91%) and agencies (-7.87%) also lost ground. Outside the index, leveraged loans (-0.61%) bested the returns for Treasury Inflation-Protected Securities (-11.85%), U.S. high-yield bonds (-11.21%) and emerging-markets debt (-16.45%).
Comments from Lead Portfolio Manager Geoff Stein and Co-Portfolio Manager Avishek Hazrachoudhury:
For the year, the fund's share classes returned about -17%, trailing the -15.71% result of the Fidelity Asset Manager 70% Composite Index SM . Against the backdrop of an extremely challenging period for risk assets, asset class positioning aided the fund's relative return. However, security selection detracted and was the primary reason why the fund trailed its benchmark. The fund's core equity allocation strategy - overweighting the U.S., underweighting international developed markets (DM) and a roughly equal weighting in emerging markets (EM) - aided relative performance, led by our U.S. positioning. Despite negative absolute returns from U.S. stocks, our overweighting helped due to the timing of adjustments we made to fund's relative weight, and also because of favorable exposure to more defensive equities via the iShares ® MSCI USA Minimum Volatility Factor exchange-traded fund. Out-of-benchmark exposure to commodity-related securities added the most value. Our fixed-income strategy of underweighting investment-grade (IG) bonds, as well as cash, in favor of non-Composite allocations to riskier segments of the debt market modestly detracted overall. In terms of security selection, international DM and EM stocks notably detracted, while U.S. equities and bonds - both IG and high yield - contributed.
Note to shareholders:
On June 1, 2022, the fund's Composite benchmark began transitioning to a new domestic equity neutral allocation of 42% and new international equity neutral allocation of 28%. The fund reached its new neutral allocations during the third quarter of 2022.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary December 31, 2022 (Unaudited)
The information in the following table is based on the combined Investments of the Fund and it's pro-rata share of investments in Fidelity's Central Funds, other than the Commodity Strategy and Money Market Central Funds.
Top Holdings (% of Fund's net assets)

iShares MSCI USA Minimum Volatility ETF	2.5
Microsoft Corp.	2.4
Apple, Inc.	2.4
Alphabet, Inc. Class A	1.3
Amazon.com, Inc.	0.9
Exxon Mobil Corp.	0.8
iShares 20+ Year Treasury Bond ETF	0.7
UnitedHealth Group, Inc.	0.7
Bank of America Corp.	0.6
Taiwan Semiconductor Manufacturing Co. Ltd.	0.6
12.9

Market Sectors (% of Fund's net assets)

Financials	15.4
Information Technology	14.0
Health Care	9.5
Consumer Discretionary	8.1
Industrials	7.8
Consumer Staples	5.3
Communication Services	5.1
Energy	4.5
Materials	3.3
Real Estate	3.1
Utilities	2.3

Quality Diversification (% of Fund's net assets)

Percentages shown as 0.0% may reflect amounts less than 0.05%.

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of Fund's net assets)

Short-Term Class - (2.1)%

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.
Asset allocations in the pie chart reflects the categorization of assets as defined in the Fund's prospectus in effect as of the time periods indicated above. Financial Statement categorizations conform to accounting standards and will differ from the pie chart. Percentages are adjusted for the effect of future contracts and swap contracts, if applicable.
An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying Fidelity Central Funds, other than the Commodity Strategy and Money Market Central Funds, is available at institutional.fidelity.com.
Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are based on country or territory of incorporation and are adjusted for the effect of derivatives, if applicable.

Schedule of Investments December 31, 2022
Showing Percentage of Net Assets
U.S. Treasury Obligations - 0.4%
	Principal Amount (a)	Value ($)
U.S. Treasury Bills, yield at date of purchase 3.29% to 4.39% 1/5/23 to 3/30/23 (b) (Cost $894,626)	900,000	894,792

Fixed-Income Funds - 27.3%
	Shares	Value ($)
Fidelity Emerging Markets Debt Central Fund (c)	134,945	1,017,487
Fidelity Emerging Markets Debt Local Currency Central Fund (c)	7,403	630,323
Fidelity Floating Rate Central Fund (c)	62,074	5,905,133
Fidelity High Income Central Fund (c)	18,488	1,860,990
Fidelity Inflation-Protected Bond Index Central Fund (c)	51,845	4,551,976
Fidelity International Credit Central Fund (c)	28,002	2,170,428
Fidelity VIP Investment Grade Central Fund (c)	459,956	42,200,984
iShares 20+ Year Treasury Bond ETF (d)	15,993	1,592,263
TOTAL FIXED-INCOME FUNDS (Cost $65,706,982)		59,929,584

Money Market Funds - 1.1%
	Shares	Value ($)
Fidelity Cash Central Fund 4.37% (e)	869,664	869,838
Fidelity Securities Lending Cash Central Fund 4.37% (e)(f)	1,633,562	1,633,725
TOTAL MONEY MARKET FUNDS (Cost $2,503,563)		2,503,563

Equity Funds - 71.7%
	Shares	Value ($)
Domestic Equity Funds - 47.4%
Fidelity Commodity Strategy Central Fund (c)	44,116	4,488,794
Fidelity Real Estate Equity Central Fund (c)	12,826	1,479,261
Fidelity U.S. Equity Central Fund (c)	894,630	92,468,949
iShares MSCI USA Minimum Volatility ETF	75,551	5,447,228
TOTAL DOMESTIC EQUITY FUNDS		103,884,232
International Equity Funds - 24.3%
Fidelity Emerging Markets Equity Central Fund (c)	94,788	17,365,118
Fidelity International Equity Central Fund (c)	427,612	35,786,830
TOTAL INTERNATIONAL EQUITY FUNDS		53,151,948
TOTAL EQUITY FUNDS (Cost $126,343,600)		157,036,180

TOTAL INVESTMENT IN SECURITIES - 100.5% (Cost $195,448,771)	220,364,119
NET OTHER ASSETS (LIABILITIES) - (0.5)%	(1,187,841)
NET ASSETS - 100.0%	219,176,278

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
MSCI EAFE Index Future (United States)	68	Mar 2023	6,627,960	(117,820)	(117,820)

Treasury Contracts
CBOT 5-Year U.S. Treasury Note Contracts (United States)	39	Mar 2023	4,209,258	531	531

TOTAL PURCHASED					(117,289)

Sold

Equity Index Contracts
CME Micro E-mini S&P 500 Index Contracts (United States)	37	Mar 2023	7,142,850	199,503	199,503

TOTAL FUTURES CONTRACTS					82,214
The notional amount of futures purchased as a percentage of Net Assets is 4.9%
The notional amount of futures sold as a percentage of Net Assets is 3.3%

Security Type Abbreviations
ETF	-	EXCHANGE-TRADED FUND

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $894,792.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, other than the Commodity Strategy Central Fund, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements,which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(d)	Security or a portion of the security is on loan at period end.
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(f)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.37%	253,014	21,344,268	20,727,444	15,012	-	-	869,838	0.0%
Fidelity Commodity Strategy Central Fund	4,419,654	3,186,232	2,678,029	1,136,065	45,193	(484,256)	4,488,794	0.6%
Fidelity Emerging Markets Debt Central Fund	1,229,893	118,782	135,454	55,625	(22,746)	(172,988)	1,017,487	0.0%
Fidelity Emerging Markets Debt Local Currency Central Fund	683,888	7,056	-	7,057	-	(60,621)	630,323	0.7%
Fidelity Emerging Markets Equity Central Fund	14,633,657	9,560,218	2,049,010	378,847	(376,245)	(4,403,502)	17,365,118	0.9%
Fidelity Floating Rate Central Fund	10,232,956	774,212	4,612,374	442,417	(128,596)	(361,065)	5,905,133	0.3%
Fidelity High Income Central Fund	2,077,275	194,918	145,042	124,438	4,457	(270,618)	1,860,990	0.1%
Fidelity Inflation-Protected Bond Index Central Fund	7,906,056	700,729	3,176,348	496,309	(23,048)	(855,413)	4,551,976	0.7%
Fidelity International Credit Central Fund	4,155,499	285,475	1,468,248	171,339	(217,898)	(584,400)	2,170,428	0.6%
Fidelity International Equity Central Fund	37,206,841	10,513,452	4,319,869	647,750	(612,477)	(7,001,117)	35,786,830	0.9%
Fidelity Real Estate Equity Central Fund	5,673,564	161,772	3,184,535	45,211	(9,533)	(1,162,007)	1,479,261	0.1%
Fidelity Securities Lending Cash Central Fund 4.37%	-	54,661,937	53,028,212	3,249	-	-	1,633,725	0.0%
Fidelity U.S. Equity Central Fund	147,070,309	6,810,296	31,229,502	2,787,939	(709,421)	(29,472,733)	92,468,949	0.6%
Fidelity VIP Investment Grade Central Fund	28,998,612	22,454,874	3,751,962	1,239,147	(118,235)	(5,382,305)	42,200,984	1.7%
Total	264,541,218	130,774,221	130,506,029	7,550,405	(2,168,549)	(50,211,025)	212,429,836

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

U.S. Government and Government Agency Obligations	894,792	-	894,792	-

Fixed-Income Funds	59,929,584	59,929,584	-	-

Money Market Funds	2,503,563	2,503,563	-	-

Equity Funds	157,036,180	157,036,180	-	-
Total Investments in Securities:	220,364,119	219,469,327	894,792	-
Derivative Instruments:

Assets
Futures Contracts	200,034	200,034	-	-
Total Assets	200,034	200,034	-	-

Liabilities
Futures Contracts	(117,820)	(117,820)	-	-
Total Liabilities	(117,820)	(117,820)	-	-
Total Derivative Instruments:	82,214	82,214	-	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2022. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	199,503	(117,820)
Total Equity Risk	199,503	(117,820)
Interest Rate Risk
Futures Contracts (a)	531	0
Total Interest Rate Risk	531	0
Total Value of Derivatives	200,034	(117,820)

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Financial Statements
Statement of Assets and Liabilities
			December 31, 2022

Assets
Investment in securities, at value (including securities loaned of $1,583,004) - See accompanying schedule:	$
Unaffiliated issuers (cost $8,464,816)		7,934,283
Fidelity Central Funds (cost $186,983,955)		212,429,836

Total Investment in Securities (cost $195,448,771)			$220,364,119
Cash			75
Receivable for investments sold			663,467
Receivable for fund shares sold			816
Dividends receivable			1,530
Distributions receivable from Fidelity Central Funds			3,443
Prepaid expenses			225
Other receivables			4,661
Total assets			221,038,336
Liabilities
Payable for fund shares redeemed		$21,923
Accrued management fee		97,918
Distribution and service plan fees payable		1,088
Payable for daily variation margin on futures contracts		38,907
Other affiliated payables		28,616
Other payables and accrued expenses		39,881
Collateral on securities loaned		1,633,725
Total Liabilities			1,862,058
Net Assets			$219,176,278
Net Assets consist of:
Paid in capital			$193,778,018
Total accumulated earnings (loss)			25,398,260
Net Assets			$219,176,278

Net Asset Value and Maximum Offering Price
Initial Class :
Net Asset Value , offering price and redemption price per share ($85,619,874 ÷ 4,573,308 shares)			$18.72
Service Class :
Net Asset Value , offering price and redemption price per share ($2,883,364 ÷ 155,551 shares)			$18.54
Service Class 2 :
Net Asset Value , offering price and redemption price per share ($4,015,400 ÷ 218,383 shares)			$18.39
Investor Class :
Net Asset Value , offering price and redemption price per share ($126,657,640 ÷ 6,817,563 shares)			$18.58
Statement of Operations
		Year ended December 31, 2022
Investment Income
Dividends		$164,671
Interest		11,594
Income from Fidelity Central Funds (including $3,249 from security lending)		5,782,257
Total Income		5,958,522
Expenses
Management fee	$1,233,109
Transfer agent fees	247,023
Distribution and service plan fees	12,331
Accounting fees	112,649
Custodian fees and expenses	21,247
Independent trustees' fees and expenses	763
Audit	50,469
Legal	2,305
Miscellaneous	999
Total expenses before reductions	1,680,895
Expense reductions	(7,938)
Total expenses after reductions		1,672,957
Net Investment income (loss)		4,285,565
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(1,712,376)
Fidelity Central Funds	(2,168,549)
Foreign currency transactions	(19)
Futures contracts	2,217,020
Capital gain distributions from Fidelity Central Funds	1,768,148
Total net realized gain (loss)		104,224
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(313,624)
Fidelity Central Funds	(50,211,025)
Assets and liabilities in foreign currencies	(111)
Futures contracts	194,145
Total change in net unrealized appreciation (depreciation)		(50,330,615)
Net gain (loss)		(50,226,391)
Net increase (decrease) in net assets resulting from operations		$(45,940,826)
Statement of Changes in Net Assets

	Year ended December 31, 2022	Year ended December 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,285,565	$3,737,846
Net realized gain (loss)	104,224	17,208,890
Change in net unrealized appreciation (depreciation)	(50,330,615)	12,938,904
Net increase (decrease) in net assets resulting from operations	(45,940,826)	33,885,640
Distributions to shareholders	(19,197,473)	(7,380,601)
Share transactions - net increase (decrease)	10,942,702	1,589,433
Total increase (decrease) in net assets	(54,195,597)	28,094,472

Net Assets
Beginning of period	273,371,875	245,277,403
End of period	$219,176,278	$273,371,875

Financial Highlights
VIP Asset Manager: Growth Portfolio Initial Class

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$24.38	$22.00	$19.20	$16.76	$19.21
Income from Investment Operations
Net investment income (loss) A,B	.38	.35	.21	.28	.26
Net realized and unrealized gain (loss)	(4.33)	2.71	3.09	3.42	(1.69)
Total from investment operations	(3.95)	3.06	3.30	3.70	(1.43)
Distributions from net investment income	(.37)	(.34)	(.22)	(.29)	(.28)
Distributions from net realized gain	(1.34)	(.34)	(.27)	(.97)	(.74)
Total distributions	(1.71)	(.68)	(.50) C	(1.26)	(1.02)
Net asset value, end of period	$18.72	$24.38	$22.00	$19.20	$16.76
Total Return D,E	(16.88)%	13.96%	17.27%	22.83%	(7.65)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.67%	.67%	.67%	.68%	.68%
Expenses net of fee waivers, if any	.67%	.66%	.67%	.68%	.68%
Expenses net of all reductions	.67%	.66%	.67%	.68%	.68%
Net investment income (loss)	1.88%	1.46%	1.12%	1.58%	1.40%
Supplemental Data
Net assets, end of period (000 omitted)	$85,620	$111,781	$106,148	$99,971	$89,477
Portfolio turnover rate H	26%	25%	23%	35%	32%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total distributions per share do not sum due to rounding.

D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Asset Manager Growth Portfolio Service Class

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$24.16	$21.80	$19.04	$16.63	$19.07
Income from Investment Operations
Net investment income (loss) A,B	.35	.32	.19	.26	.24
Net realized and unrealized gain (loss)	(4.28)	2.70	3.05	3.39	(1.68)
Total from investment operations	(3.93)	3.02	3.24	3.65	(1.44)
Distributions from net investment income	(.35)	(.32)	(.20)	(.27)	(.26)
Distributions from net realized gain	(1.34)	(.34)	(.27)	(.97)	(.74)
Total distributions	(1.69)	(.66)	(.48) C	(1.24)	(1.00)
Net asset value, end of period	$18.54	$24.16	$21.80	$19.04	$16.63
Total Return D,E	(16.95)%	13.89%	17.09%	22.72%	(7.75)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.77%	.77%	.77%	.78%	.78%
Expenses net of fee waivers, if any	.77%	.76%	.77%	.78%	.78%
Expenses net of all reductions	.77%	.76%	.77%	.78%	.78%
Net investment income (loss)	1.78%	1.36%	1.02%	1.48%	1.30%
Supplemental Data
Net assets, end of period (000 omitted)	$2,883	$3,609	$3,363	$3,009	$2,621
Portfolio turnover rate H	26%	25%	23%	35%	32%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total distributions per share do not sum due to rounding.

D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Asset Manager Growth Portfolio Service Class 2

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$23.98	$21.65	$18.91	$16.53	$18.95
Income from Investment Operations
Net investment income (loss) A,B	.32	.28	.16	.24	.21
Net realized and unrealized gain (loss)	(4.24)	2.67	3.03	3.36	(1.67)
Total from investment operations	(3.92)	2.95	3.19	3.60	(1.46)
Distributions from net investment income	(.33)	(.29)	(.17)	(.24)	(.22)
Distributions from net realized gain	(1.34)	(.34)	(.27)	(.97)	(.74)
Total distributions	(1.67)	(.62) C	(.45) C	(1.22) C	(.96)
Net asset value, end of period	$18.39	$23.98	$21.65	$18.91	$16.53
Total Return D,E	(17.05)%	13.69%	16.95%	22.49%	(7.88)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.92%	.92%	.92%	.93%	.93%
Expenses net of fee waivers, if any	.92%	.91%	.92%	.93%	.93%
Expenses net of all reductions	.92%	.91%	.92%	.93%	.93%
Net investment income (loss)	1.63%	1.21%	.87%	1.33%	1.15%
Supplemental Data
Net assets, end of period (000 omitted)	$4,015	$3,948	$3,359	$3,199	$2,904
Portfolio turnover rate H	26%	25%	23%	35%	32%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total distributions per share do not sum due to rounding.

D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Asset Manager Growth Portfolio Investor Class

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$24.21	$21.85	$19.07	$16.66	$19.10
Income from Investment Operations
Net investment income (loss) A,B	.36	.33	.20	.27	.25
Net realized and unrealized gain (loss)	(4.29)	2.69	3.06	3.39	(1.69)
Total from investment operations	(3.93)	3.02	3.26	3.66	(1.44)
Distributions from net investment income	(.36)	(.33)	(.21)	(.28)	(.26)
Distributions from net realized gain	(1.34)	(.34)	(.27)	(.97)	(.74)
Total distributions	(1.70)	(.66) C	(.48)	(1.25)	(1.00)
Net asset value, end of period	$18.58	$24.21	$21.85	$19.07	$16.66
Total Return D,E	(16.93)%	13.89%	17.19%	22.70%	(7.72)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.75%	.74%	.75%	.76%	.76%
Expenses net of fee waivers, if any	.74%	.74%	.75%	.76%	.76%
Expenses net of all reductions	.74%	.74%	.75%	.76%	.76%
Net investment income (loss)	1.80%	1.38%	1.04%	1.50%	1.32%
Supplemental Data
Net assets, end of period (000 omitted)	$126,658	$154,034	$132,407	$121,229	$104,010
Portfolio turnover rate H	26%	25%	23%	35%	32%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total distributions per share do not sum due to rounding.

D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended December 31, 2022

1. Organization.
VIP Asset Manager: Growth Portfolio (the Fund) is a fund of Variable Insurance Products Fund V (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Commodity Strategy Central Fund	Geode Capital Management, LLC (Geode)	Seeks to provide investment returns that correspond to the performance of the commodities market.	Investment in commodity-related investments through a wholly-owned subsidiary organized under the laws of the Cayman Islands Futures Swaps	Less than .005%
Fidelity Emerging Markets Debt Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks high total return by normally investing in debt securities of issuers in emerging markets and other debt investments that are tied economically to emerging markets.	Foreign Securities Restricted Securities	Less than .005%
Fidelity Emerging Markets Equity Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks capital appreciation by investing primarily in equity securities of issuers in emerging markets.	Foreign Securities Futures	.02%
Fidelity International Equity Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks capital appreciation by investing primarily in non-U.S. based common stocks, including securities of issuers located in emerging markets.	Foreign Securities	.01%
Fidelity Floating Rate Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks a high level of income by normally investing in floating rate loans and other floating rate securities.	Foreign Securities Loans & Direct Debt Instruments Restricted Securities	Less than .005%
Fidelity High Income Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks a high level of income and may also seek capital appreciation by investing primarily in debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities.	Loans & Direct Debt Instruments Restricted Securities	.04%
Fidelity Inflation-Protected Bond Index Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks to provide investment results that correspond to the performance of the inflation-protected United States Treasury market, and may invest in derivatives.		Less than .005%
Fidelity VIP Investment Grade Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks a high level of current income by normally investing in investment-grade debt securities and repurchase agreements.	Delayed Delivery & When Issued Securities Restricted Securities	Less than .005%
Fidelity Real Estate Equity Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks above-average income and long-term capital growth by investing primarily in equity securities of issuers in the real estate industry.		Less than .005%
Fidelity International Credit Central Fund	Fidelity Management & Research Company LLC (FMR)
Seeks a high level of current income by normally investing in debt securities of foreign issuers, including debt securities of issuers located in emerging markets. Foreign currency exposure is hedged utilizing foreign currency contracts.
			Foreign Securities Forward Foreign Currency Contracts Futures Options Restricted Securities Swaps	Less than .005%
Fidelity U.S. Equity Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks capital appreciation by investing primarily in common stocks, allocated across different market sectors.	Foreign Securities Futures Restricted Securities	Less than .005%
Fidelity Emerging Markets Debt Local Currency Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks high total return by normally investing in debt securities of issuers in emerging markets and other debt investments that are tied economically to emerging markets and denominated in the local currency of the issuer.	Foreign Securities Restricted Securities	.02%
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

An unaudited holdings listing for the investing fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows. Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

ETFs are valued at their last sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2022, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to   the short-term gain distributions from the underlying mutual funds or exchange-traded funds (ETFs), futures contracts, foreign currency transactions, capital loss carryforwards and   losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$34,499,470
Gross unrealized depreciation	(8,855,075)
Net unrealized appreciation (depreciation)	$25,644,395
Tax Cost	$194,719,724

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$173,347
Capital loss carryforward	$(14)
Net unrealized appreciation (depreciation) on securities and other investments	$25,644,323

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(14)

The tax character of distributions paid was as follows:

	December 31, 2022	December 31, 2021
Ordinary Income	$4,188,652	$5,916,975
Long-term Capital Gains	15,008,821	1,463,626
Total	$19,197,473	$7,380,601

4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
VIP Asset Manager: Growth Portfolio
Equity Risk
Futures Contracts	$2,202,612	$193,614
Total Equity Risk	2,202,612	193,614
Interest Rate Risk
Futures Contracts	14,408	531
Total Interest Rate Risk	14,408	531
Totals	$2,217,020	$194,145

If there are any open positions at period end, a summary of the value of derivatives by primary risk exposure is included at the end of the Schedule of Investments.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market, bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
VIP Asset Manager: Growth Portfolio	61,005,451	61,266,605

6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .53% of the Fund's average net assets.

The investment adviser pays a portion of the management fees received from the Fund to the Fidelity Central Funds' investment advisers, who are also affiliates, for managing the assets of the Fidelity Central Funds.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$3,086
Service Class 2	9,245
$12,331

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Initial Class	$58,308.06
Service Class	1,926.06
Service Class 2	2,310.06
Investor Class	184,479.14
	$247,023

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
VIP Asset Manager: Growth Portfolio	.05

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
VIP Asset Manager: Growth Portfolio	$1

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
VIP Asset Manager: Growth Portfolio	-	34,277	(10,879)

7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
VIP Asset Manager: Growth Portfolio	$421

8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
VIP Asset Manager: Growth Portfolio	$348	$-	$-

9. Expense Reductions.
During the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $7,938.

10. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended December 31, 2022	Year ended December 31, 2021
VIP Asset Manager: Growth Portfolio
Distributions to shareholders
Initial Class	$7,763,184	$3,092,818
Service Class	254,131	96,780
Service Class 2	291,077	99,648
Investor Class	10,889,081	4,091,355
Total	$19,197,473	$7,380,601

11. Share Transactions.
Transactions for each class of shares were as follows and may contain in-kind transactions:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2022	Year ended December 31, 2021	Year ended December 31, 2022	Year ended December 31, 2021
VIP Asset Manager: Growth Portfolio
Initial Class
Shares sold	129,702	261,912	$2,658,128	$6,122,934
Reinvestment of distributions	368,721	128,495	7,763,184	3,092,818
Shares redeemed	(510,121)	(631,037)	(10,323,870)	(15,106,667)
Net increase (decrease)	(11,698)	(240,630)	$97,442	$(5,890,915)
Service Class
Shares sold	22,578	1,020	$461,974	$23,871
Reinvestment of distributions	12,181	4,059	254,131	96,780
Shares redeemed	(28,614)	(9,938)	(570,089)	(227,423)
Net increase (decrease)	6,145	(4,859)	$146,016	$(106,772)
Service Class 2
Shares sold	104,969	21,643	$2,037,279	$511,878
Reinvestment of distributions	14,130	4,208	291,077	99,648
Shares redeemed	(65,328)	(16,357)	(1,299,244)	(386,029)
Net increase (decrease)	53,771	9,494	$1,029,112	$225,497
Investor Class
Shares sold	391,066	607,150	$7,772,724	$14,266,762
Reinvestment of distributions	521,578	171,004	10,889,081	4,091,355
Shares redeemed	(458,110)	(475,699)	(8,991,673)	(10,996,494)
Net increase (decrease)	454,534	302,455	$9,670,132	$7,361,623

12. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% of the outstanding shares as follows:

Fund	Affiliated %
VIP Asset Manager: Growth Portfolio	87%

13. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Variable Insurance Products Fund V and the Shareholders of VIP Asset Manager: Growth Portfolio
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of VIP Asset Manager: Growth Portfolio (the "Fund"), a fund of Variable Insurance Products Fund V, including the schedule of investments, as of December 31, 2022, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers, when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
February 14, 2023
We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 295 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function.   Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity ® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity ® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity ® funds (2001-2005), and managed a number of Fidelity ® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity ® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity ® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity ® funds (2013-2016).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity ® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity ® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity ® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity ® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Arthur E. Johnson (1947)
Year of Election or Appointment: 2008
Trustee
Mr. Johnson also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Chairman (2018-2021) and Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity ® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity ® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity ® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity ® funds (2016).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Laura M. Bishop (1961)
Year of Election or Appointment: 2022
Member of the Advisory Board
Ms. Bishop also serves as a Member of the Advisory Board of other funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting).
Robert W. Helm (1957)
Year of Election or Appointment: 2021
Member of the Advisory Board
Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments (2005-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia serves as Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments. Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
William Irving (1964)
Year of Election or Appointment: 2023
Vice President
Mr. Irving also serves as Vice President of other funds. Mr. Irving serves as Head of Fidelity Asset Management Solutions (2022-present) and is an employee of Fidelity Investments. Mr. Irving serves as President and Director of Fidelity Diversifying Solutions LLC (investment adviser firm, 2023-present) and President, Director, or Vice President of certain other Fidelity entities. Previously, Mr. Irving served as Chief Investment Officer (CIO) in the Global Asset Allocation division (2020-2022).  Prior to that, he was Managing Director of Research in the Global Asset Allocation division (2018-2020) and portfolio manager of certain Fidelity ® funds (2004-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2022 to December 31, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period- C July 1, 2022 to December 31, 2022
VIP Asset Manager: Growth Portfolio
Initial Class	.67%
Actual		$ 1,000	$ 1,015.60	$ 3.40
Hypothetical- B		$ 1,000	$ 1,021.83	$ 3.41
Service Class	.77%
Actual		$ 1,000	$ 1,015.20	$ 3.91
Hypothetical- B		$ 1,000	$ 1,021.32	$ 3.92
Service Class 2	.92%
Actual		$ 1,000	$ 1,014.20	$ 4.67
Hypothetical- B		$ 1,000	$ 1,020.57	$ 4.69
Investor Class	.75%
Actual		$ 1,000	$ 1,015.50	$ 3.81
Hypothetical- B		$ 1,000	$ 1,021.42	$ 3.82

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A total of 11.64% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $1,020,933 of distributions paid in the calendar year 2021 as qualifying to be taxed as section 163(j) interest dividends.

Initial Class designates 3% and 27%; Service Class designates 3% and 29%; Service Class 2 designates 3% and 31%; and Investor Class designates 3% and 28%; of the dividends distributed in February and December, respectively, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
VIP Asset Manager Growth Portfolio
Initial Class	12/29/2022	$0.1052	$0.0138
Service Class	12/29/2022	$0.0997	$0.0138
Service Class 2	12/29/2022	$0.0938	$0.0138
Investor Class	12/29/2022	$0.1013	$0.0138

Board Approval of Investment Advisory Contracts and Management Fees

VIP Asset Manager: Growth Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) - Operations, Audit, Fair Valuation, and Governance and Nominating - each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all the Independent Trustees are members, meets regularly throughout the year and requests, receives and considers, among other matters, information related to the annual consideration of the renewal of the fund's Advisory Contracts before making its recommendation to the Board. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet from time to time with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2022 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (Initial Class); (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage. The Board also considered the steps Fidelity had taken to ensure the continued provision of high-quality services to the Fidelity funds throughout the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family . The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds, ETFs, and share classes with innovative structures, strategies and pricing and making other enhancements to meet investor needs; (iv) broadening eligibility requirements for certain funds and share classes; (v) reducing management fees and total expenses for certain funds and classes; (vi) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (vii) rationalizing product lines and gaining increased efficiencies from fund mergers and liquidations; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (ix) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including their retirement income goals.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against one or more appropriate securities market indices, including a customized blended index that reflects the respective weights of the fund's asset classes (each a benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also receives and considers information about performance attribution. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to appropriate peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the representative class (Initial Class) and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to selected groups of competitive funds and classes (referred to as "mapped groups" below) for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. Combining funds with similar investment objective categories aids the Board's comparison of management fees and total expense ratios by broadening the competitive group used for such comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2021.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of the total expense ratio of the representative class (Initial Class) of the fund, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The fund's representative class is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison, which focuses on the total expenses of the representative class relative to a subset of non-Fidelity funds within the similar sales load structure group that are similar in size and management fee structure. The total expense ASPG is limited to 15 larger and 15 smaller classes of different funds, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in expenses relating to these items.

The Board noted that the total net expense ratio of the Initial Class ranked below the similar sales load structure group competitive median for 2021 and below the ASPG competitive median for 2021.

Fees Charged to Other Fidelity Clients . The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale . The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board . In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) the extent to which current market conditions have affected retention and recruitment of personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent, pricing and bookkeeping fees, expense and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the changes in flows for different types of funds; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; and (ix) explanations regarding the relative total expense ratios and management fees of certain funds and classes, total expense and management fee competitive trends, and methodologies for total expense and management fee competitive comparisons. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable and that the fund's Advisory Contracts should be renewed.

1.540207.125
VIPAMG-ANN-0323
Fidelity® Variable Insurance Products:

Government Money Market Portfolio

Annual Report
December 31, 2022

Contents

Investment Summary/Performance
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.
Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Investment Summary/Performance December 31, 2022 (Unaudited)
Current 7-Day Yields

Initial Class	4.02%
Service Class	3.93%
Service Class 2	3.78%
Investor Class	4.00%

Yield refers to the income paid by the Fund over a given period. Yield for money market funds is usually for seven-day periods, as it is here, though it is expressed as an annual percentage rate. Past performance is no guarantee of future results. Yield will vary and it's possible to lose money investing in the Fund.

Effective Maturity Diversification (% of Fund's Investments)
Days
1 - 7	93.0
8 - 30	2.4
31 - 60	2.5
61 - 90	2.0
91 - 180	0.1
Effective maturity is determined in accordance with the requirements of Rule 2a-7 under the Investment Company Act of 1940.
Asset Allocation (% of Fund's net assets)

Schedule of Investments December 31, 2022
Showing Percentage of Net Assets
U.S. Treasury Debt - 5.7%
	Yield (%)(a)	Principal Amount (b)	Value ($)
U.S. Treasury Inflation Protected Obligations - 0.2%
U.S. Treasury Notes
1/15/23	4.62 to 4.64	14,201,990	14,188,981

U.S. Treasury Obligations - 5.5%
U.S. Treasury Bills
1/3/23 to 5/4/23	0.63 to 4.56	43,605,000	43,396,163
U.S. Treasury Notes
1/31/23 to 7/31/24 (c)	0.68 to 4.45	331,609,000	331,565,091
TOTAL U.S. TREASURY OBLIGATIONS			374,961,254
TOTAL U.S. TREASURY DEBT (Cost $389,150,235)			389,150,235

U.S. Government Agency Debt - 16.3%
	Yield (%)(a)	Principal Amount (b)	Value ($)
Federal Agencies - 16.3%
Federal Farm Credit Bank
3/3/23 to 12/5/24 (c)	2.59 to 4.50	79,000,000	78,992,562
Federal Home Loan Bank
1/3/23 to 11/22/24 (c)	0.60 to 4.55	1,004,600,000	1,002,957,753
Federal Home Loan Bank
3/30/23	1.98	9,000,000	9,000,000
Freddie Mac
5/3/24 (c)(d)	4.43	22,000,000	22,000,000

TOTAL U.S. GOVERNMENT AGENCY DEBT (Cost $1,112,950,315)			1,112,950,315

U.S. Government Agency Repurchase Agreement - 10.4%
	Maturity Amount ($)	Value ($)
In a joint trading account at 4.3% dated 12/30/22 due 1/3/23 (Collateralized by U.S. Government Obligations) #	269,726,919	269,598,000
With:
ABN AMRO Bank NV at 4.3%, dated 12/30/22 due 1/3/23 (Collateralized by U.S. Government Obligations valued at $11,225,444, 2.00% - 4.50%, 5/15/27 - 5/1/52)	11,005,256	11,000,000
BMO Harris Bank NA at:
4.31%, dated 12/28/22 due 1/6/23 (Collateralized by U.S. Treasury Obligations valued at $4,082,994, 2.38%, 5/15/27)	4,014,367	4,000,000
4.32%, dated 12/29/22 due 1/6/23 (Collateralized by U.S. Government Obligations valued at $10,206,113, 5.80%, 5/20/72)	10,041,951	10,000,000
BNP Paribas, SA at:
4.08%, dated 11/14/22 due 1/6/23 (Collateralized by U.S. Government Obligations valued at $15,388,307, 0.00% - 6.50%, 4/30/24 - 12/20/52)	15,108,800	15,000,000
4.15%, dated 11/21/22 due 1/6/23 (Collateralized by U.S. Government Obligations valued at $42,035,610, 0.00% - 5.50%, 3/9/23 - 12/1/52)	41,297,763	41,000,000
4.23%, dated 12/9/22 due 1/6/23 (Collateralized by U.S. Government Obligations valued at $3,069,318, 0.00% - 4.48%, 5/15/24 - 11/15/52)	3,010,928	3,000,000
4.3%, dated 12/6/22 due 1/6/23 (Collateralized by U.S. Government Obligations valued at $37,994,630, 0.00% - 6.00%, 8/31/23 - 12/20/52)	37,274,006	37,000,000
4.32%, dated:
12/19/22 due 1/6/23 (Collateralized by U.S. Government Obligations valued at $8,175,436, 0.00% - 6.50%, 10/31/24 - 12/20/52)	8,029,760	8,000,000
12/28/22 due 1/6/23 (Collateralized by U.S. Government Obligations valued at $6,124,407, 0.00% - 6.00%, 2/15/30 - 11/1/52)	6,023,760	6,000,000
12/29/22 due 1/6/23 (Collateralized by U.S. Government Obligations valued at $26,535,912, 2.50% - 6.00%, 2/1/42 - 12/20/52)	26,099,840	26,000,000
CIBC Bank U.S.A. at 4.37%, dated 12/15/22 due 2/2/23 (Collateralized by U.S. Government Obligations valued at $1,051,308, 0.00% - 7.50%, 5/15/24 - 11/1/52)	1,005,948	1,000,000
Citibank NA at 4.31%, dated 12/29/22 due 1/5/23 (Collateralized by U.S. Treasury Obligations valued at $14,288,577, 0.00% - 4.63%, 6/1/23 - 8/15/31)	14,011,733	14,000,000
Citigroup Global Capital Markets, Inc. at:
4.31%, dated 12/29/22 due 1/5/23 (Collateralized by U.S. Government Obligations valued at $11,226,789, 0.13% - 6.50%, 8/31/23 - 10/20/52)	11,009,219	11,000,000
4.32%, dated 12/15/22 due 1/6/23 (Collateralized by U.S. Government Obligations valued at $13,290,268, 0.13% - 6.50%, 8/31/23 - 10/20/52)	13,051,480	13,000,000
Deutsche Bank AG, New York at:
4.3%, dated 12/30/22 due 1/3/23 (Collateralized by U.S. Government Obligations valued at $3,091,476, 3.35%, 6/15/24)	3,001,433	3,000,000
4.31%, dated 12/29/22 due 1/5/23 (Collateralized by U.S. Government Obligations valued at $5,153,083, 3.35%, 6/15/24)	5,004,190	5,000,000
Deutsche Bank Securities, Inc. at 4.3%, dated 12/30/22 due 1/3/23 (Collateralized by U.S. Government Obligations valued at $11,335,414, 3.00% - 3.25%, 3/15/50 - 1/15/56)	11,005,256	11,000,000
Goldman Sachs & Co. at 4.3%, dated 12/28/22 due 1/4/23 (Collateralized by U.S. Government Obligations valued at $46,953,627, 4.00%, 8/1/59)	46,038,461	46,000,000
Mitsubishi UFJ Securities (U.S.A.), Inc. at 4.33%, dated 12/15/22 due 2/13/23 (Collateralized by U.S. Government Obligations valued at $17,379,629, 1.10% - 5.67%, 12/1/29 - 10/20/71)	17,122,683	17,000,000
Morgan Stanley & Co., LLC at 4.3%, dated 12/30/22 due 1/3/23 (Collateralized by U.S. Government Obligations valued at $3,061,638, 0.00% - 6.50%, 2/1/23 - 9/1/52)	3,001,433	3,000,000
RBC Dominion Securities at 4.3%, dated 12/28/22 due 1/4/23 (Collateralized by U.S. Government Obligations valued at $47,974,357, 2.00% - 2.50%, 12/1/51 - 2/1/52)	47,039,297	47,000,000
RBC Financial Group at 4.33%, dated 12/15/22 due 1/6/23 (Collateralized by U.S. Government Obligations valued at $80,771,803, 0.38% - 6.50%, 10/31/24 - 1/1/53)	79,465,595	79,000,000
TD Securities (U.S.A.) at 4.3%, dated 12/30/22 due 1/3/23 (Collateralized by U.S. Government Obligations valued at $27,553,159, 4.50%, 9/20/52)	27,012,900	27,000,000
TOTAL U.S. GOVERNMENT AGENCY REPURCHASE AGREEMENT (Cost $707,598,000)		707,598,000

U.S. Treasury Repurchase Agreement - 66.7%
	Maturity Amount ($)	Value ($)
With:
ABN AMRO Bank NV at 4.3%, dated 12/30/22 due 1/3/23 (Collateralized by U.S. Treasury Obligations valued at $5,102,574, 0.00% - 3.88%, 3/23/23 - 8/15/46)	5,002,389	5,000,000
Barclays Bank PLC at 4.3%, dated 12/30/22 due 1/3/23 (Collateralized by U.S. Treasury Obligations valued at $35,717,105, 2.00%, 11/15/41)	35,016,722	35,000,000
BMO Harris Bank NA at:
4.16%, dated 11/28/22 due 1/6/23 (Collateralized by U.S. Treasury Obligations valued at $5,121,265, 2.38%, 5/15/27)	5,028,889	5,000,000
4.26%, dated 12/8/22 due 1/6/23 (Collateralized by U.S. Treasury Obligations valued at $19,439,668, 2.88%, 5/15/32)	19,105,672	19,000,000
4.28%, dated 12/9/22 due 1/6/23
(Collateralized by U.S. Treasury Obligations valued at $3,069,114, 2.38%, 5/15/27)	3,016,388	3,000,000
(Collateralized by U.S. Treasury Obligations valued at $12,276,363, 0.00%, 5/11/23)	12,066,975	12,000,000
BNP Paribas, SA at 3.27%, dated 9/9/22 due 1/6/23 (Collateralized by U.S. Treasury Obligations valued at $25,773,786, 0.38% - 4.48%, 4/30/24 - 5/15/51)	25,277,042	25,000,000
CIBC Bank U.S.A. at:
4.11%, dated 11/2/22 due 1/6/23 (Collateralized by U.S. Treasury Obligations valued at $12,326,643, 0.50% - 4.38%, 7/31/24 - 11/15/46)	12,098,640	12,000,000
4.12%, dated 12/1/22 due 1/3/23 (Collateralized by U.S. Treasury Obligations valued at $10,249,085, 0.00% - 4.38%, 2/21/23 - 11/15/50)	10,037,767	10,000,000
4.13%, dated 12/2/22 due 1/3/23 (Collateralized by U.S. Treasury Obligations valued at $1,023,783, 0.38% - 4.48%, 9/15/24 - 11/15/50)	1,003,671	1,000,000
4.19%, dated 12/6/22 due 1/6/23 (Collateralized by U.S. Treasury Obligations valued at $10,233,310, 0.00% - 4.38%, 2/21/23 - 2/15/47)	10,036,081	10,000,000
4.31%, dated 12/30/22 due 1/6/23 (Collateralized by U.S. Treasury Obligations valued at $18,368,818, 0.50% - 3.13%, 10/31/24 - 11/15/28)	18,066,805	18,000,000
Commerz Markets LLC at:
4.3%, dated 12/28/22 due 1/4/23 (Collateralized by U.S. Treasury Obligations valued at $13,269,555, 0.50% - 4.00%, 12/15/25 - 4/30/29)	13,010,869	13,000,000
4.31%, dated 12/29/22 due 1/5/23 (Collateralized by U.S. Treasury Obligations valued at $13,268,000, 2.88% - 4.13%, 4/30/29 - 11/15/32)	13,010,895	13,000,000
Credit AG at 4.34%, dated 12/19/22 due 1/19/23 (Collateralized by U.S. Treasury Obligations valued at $5,109,241, 4.13%, 10/31/27)	5,018,686	5,000,000
Federal Reserve Bank of New York at 4.3%, dated 12/30/22 due 1/3/23 (Collateralized by U.S. Treasury Obligations valued at $4,253,031,156, 0.13% - 2.00%, 8/15/23 - 11/15/31)	4,253,031,033	4,251,000,000
Fixed Income Clearing Corp. - SSB at 4.35%, dated 12/30/22 due 1/3/23 (Collateralized by U.S. Treasury Obligations valued at $16,431,983, 0.75%, 2/15/45)	16,007,733	16,000,000
Lloyds Bank Corp. Markets PLC at:
3.26%, dated 9/9/22 due 1/9/23 (Collateralized by U.S. Treasury Obligations valued at $5,167,219, 2.25% - 3.00%, 7/15/25 - 8/15/49)	5,055,239	5,000,000
4.1%, dated 11/10/22 due 1/10/23 (Collateralized by U.S. Treasury Obligations valued at $2,089,872, 2.25%, 8/15/49)	2,013,894	2,000,000
Lloyds Bank PLC at:
3.19%, dated 9/8/22 due 1/9/23 (Collateralized by U.S. Treasury Obligations valued at $3,097,996, 0.13% - 6.75%, 9/15/23 - 7/31/27)	3,032,698	3,000,000
3.23%, dated 9/9/22 due 1/9/23 (Collateralized by U.S. Treasury Obligations valued at $4,120,403, 3.00%, 9/30/25)	4,043,784	4,000,000
3.26%, dated 9/9/22 due 1/9/23 (Collateralized by U.S. Treasury Obligations valued at $3,092,784, 0.13% - 6.75%, 1/15/24 - 7/31/27)	3,033,143	3,000,000
3.34%, dated 9/13/22 due 1/13/23 (Collateralized by U.S. Treasury Obligations valued at $3,118,596, 0.13% - 6.75%, 1/15/24 - 7/31/27)	3,033,957	3,000,000
4.17%, dated 11/21/22 due 1/23/23
(Collateralized by U.S. Treasury Obligations valued at $2,051,898, 2.38% - 6.00%, 8/15/24 - 5/15/27)	2,014,595	2,000,000
(Collateralized by U.S. Treasury Obligations valued at $5,130,799, 1.13% - 6.00%, 1/15/25 - 11/30/28)	5,036,488	5,000,000
4.19%, dated 11/25/22 due 1/25/23 (Collateralized by U.S. Treasury Obligations valued at $4,109,078, 2.50%, 1/31/25)	4,028,399	4,000,000
4.24%, dated 11/7/22 due 2/7/23 (Collateralized by U.S. Treasury Obligations valued at $2,068,881, 2.38% - 2.75%, 8/15/24 - 2/28/25)	2,021,671	2,000,000
4.28%, dated 12/2/22 due 2/2/23 (Collateralized by U.S. Treasury Obligations valued at $5,123,670, 0.13%, 9/15/23)	5,036,856	5,000,000
4.33%, dated 12/5/22 due 2/6/23 (Collateralized by U.S. Treasury Obligations valued at $4,095,070, 1.13% - 6.00%, 1/15/25 - 8/15/27)	4,030,310	4,000,000
4.43%, dated:
11/28/22 due 2/28/23 (Collateralized by U.S. Treasury Obligations valued at $2,048,359, 2.50%, 8/15/23)	2,022,642	2,000,000
11/29/22 due 2/28/23 (Collateralized by U.S. Treasury Obligations valued at $2,049,219, 0.13%, 10/15/23)	2,022,396	2,000,000
4.47%, dated 12/19/22 due 2/22/23 (Collateralized by U.S. Treasury Obligations valued at $4,089,698, 0.38% - 2.75%, 2/28/25 - 7/31/27)	4,032,283	4,000,000
MUFG Securities EMEA PLC at:
4.3%, dated 12/30/22 due 1/3/23 (Collateralized by U.S. Treasury Obligations valued at $23,465,065, 1.13% - 4.50%, 10/31/24 - 11/15/52)	23,010,989	23,000,000
4.31%, dated 1/3/23 due 1/4/23 (e)	12,001,437	12,000,000
4.32%, dated 12/30/22 due 1/3/23 (Collateralized by U.S. Treasury Obligations valued at $13,265,751, 0.75%, 8/31/26)	13,006,240	13,000,000
Royal Bank of Canada at:
4.31%, dated 12/16/22 due 1/6/23 (Collateralized by U.S. Treasury Obligations valued at $2,044,449, 1.13% - 2.50%, 8/15/23 - 8/15/49)	2,005,747	2,000,000
4.32%, dated 12/19/22 due 1/6/23
(Collateralized by U.S. Treasury Obligations valued at $3,065,576, 1.13% - 2.75%, 2/15/24 - 8/31/28)	3,007,920	3,000,000
(Collateralized by U.S. Treasury Obligations valued at $2,043,705, 1.13% - 2.75%, 8/15/23 - 8/15/42)	2,005,520	2,000,000
(Collateralized by U.S. Treasury Obligations valued at $2,043,731, 1.13% - 2.50%, 8/15/23 - 8/15/49)	2,005,760	2,000,000
(Collateralized by U.S. Treasury Obligations valued at $3,065,578, 1.13% - 3.75%, 8/15/23 - 11/15/43)	3,009,000	3,000,000
TOTAL U.S. TREASURY REPURCHASE AGREEMENT (Cost $4,563,000,000)		4,563,000,000

TOTAL INVESTMENT IN SECURITIES - 99.1% (Cost $6,772,698,550)	6,772,698,550
NET OTHER ASSETS (LIABILITIES) - 0.9%	64,124,483
NET ASSETS - 100.0%	6,836,823,033

The date shown for securities represents the date when principal payments must be paid, taking into account any call options exercised by the issuer and any permissible maturity shortening features other than interest rate resets.

Legend

(a)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(b)	Amount is stated in United States dollars unless otherwise noted.
(c)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(d)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(e)
Represents a forward settling transaction and therefore no collateral securities had been allocated as of period end. The agreement contemplated the delivery of U.S. Treasury Obligations as collateral on settlement date.

Investment Valuation

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in these securities. For more information on valuation inputs, refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Other Information
# Additional information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value ($)
$269,598,000 due 1/03/23 at 4.30%
BNY Mellon Capital Markets LLC	14,695,000
Bank Of America, N.A.	32,910,000
Bank of America Securities, Inc.	16,963,000
Citigroup Global Markets, Inc.	22,854,000
HSBC Securities (USA), Inc.	4,114,000
JPMorgan Securities LLC	2,285,000
Mitsubishi UFJ Securities Holdings Ltd.	4,571,000
Mizuho Securities USA, Inc.	2,285,000
Nomura Securities Internationa	54,953,000
RBC Dominion Securities, Inc.	32,060,000
Sumitomo Mitsui Banking Corporation NY (DI)	20,658,000
Sumitomo Mitsui Banking Corporation (REPO)	49,366,000
Wells Fargo Securities LLC	11,884,000
269,598,000

Financial Statements
Statement of Assets and Liabilities
		December 31, 2022

Assets
Investment in securities, at value (including repurchase agreements of $5,270,598,000) - See accompanying schedule Unaffiliated issuers (cost $6,772,698,550):		$6,772,698,550
Cash		9
Receivable for investments sold		13,129,190
Receivable for fund shares sold		73,240,227
Interest receivable		9,371,340
Prepaid expenses		6,192
Total assets		6,868,445,508
Liabilities
Payable for investments purchased	$24,000,000
Payable for fund shares redeemed	5,112,233
Distributions payable	740,510
Accrued management fee	1,046,173
Distribution and service plan fees payable	198,665
Other affiliated payables	469,104
Other payables and accrued expenses	55,790
Total Liabilities		31,622,475
Net Assets		$6,836,823,033
Net Assets consist of:
Paid in capital		$6,836,547,027
Total accumulated earnings (loss)		276,006
Net Assets		$6,836,823,033

Net Asset Value and Maximum Offering Price
Initial Class :
Net Asset Value , offering price and redemption price per share ($2,210,497,824 ÷ 2,210,617,021 shares)		$1.00
Service Class :
Net Asset Value , offering price and redemption price per share ($1,796,083,849 ÷ 1,796,119,865 shares)		$1.00
Service Class 2 :
Net Asset Value , offering price and redemption price per share ($238,428,340 ÷ 238,429,509 shares)		$1.00
Investor Class :
Net Asset Value , offering price and redemption price per share ($2,591,813,020 ÷ 2,591,191,832 shares)		$1.00
Statement of Operations
		Year ended December 31, 2022
Investment Income
Interest		$104,268,441
Expenses
Management fee	$9,945,260
Transfer agent fees	4,639,668
Distribution and service plan fees	2,252,666
Accounting fees and expenses	506,154
Custodian fees and expenses	53,532
Independent trustees' fees and expenses	18,873
Audit	47,996
Legal	5,928
Miscellaneous	14,565
Total expenses before reductions	17,484,642
Expense reductions	(2,275,813)
Total expenses after reductions		15,208,829
Net Investment income (loss)		89,059,612
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	15,635
Total net realized gain (loss)		15,635
Net increase in net assets resulting from operations		$89,075,247
Statement of Changes in Net Assets

	Year ended December 31, 2022	Year ended December 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$89,059,612	$573,891
Net realized gain (loss)	15,635	(912)
Net increase in net assets resulting from operations	89,075,247	572,979
Distributions to shareholders	(89,092,946)	(542,266)
Share transactions - net increase (decrease)	1,738,898,144	(1,115,001,983)
Total increase (decrease) in net assets	1,738,880,445	(1,114,971,270)

Net Assets
Beginning of period	5,097,942,588	6,212,913,858
End of period	$6,836,823,033	$5,097,942,588

Financial Highlights
VIP Government Money Market Portfolio Initial Class

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations
Net investment income (loss) A	.014	- B	.003	.020	.016
Net realized and unrealized gain (loss) B	-	-	-	-	-
Total from investment operations	.014	- B	.003	.020	.016
Distributions from net investment income	(.014)	- B	(.003)	(.020)	(.016)
Total distributions	(.014)	- B	(.003)	(.020)	(.016)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return C,D	1.44%	.01%	.32%	2.02%	1.65%
Ratios to Average Net Assets A,E,F
Expenses before reductions	.24%	.23%	.24%	.26%	.26%
Expenses net of fee waivers, if any	.22%	.08%	.20%	.26%	.26%
Expenses net of all reductions	.22%	.08%	.20%	.26%	.26%
Net investment income (loss)	1.52%	.01%	.29%	1.99%	1.65%
Supplemental Data
Net assets, end of period (000 omitted)	$2,210,498	$1,477,559	$2,255,440	$2,182,100	$2,166,787

A Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

B Amount represents less than $.0005 per share.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

VIP Government Money Market Portfolio Service Class

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations
Net investment income (loss) A	.013	- B	.003	.019	.015
Net realized and unrealized gain (loss)	.001	- B	- B	- B	- B
Total from investment operations	.014	- B	.003	.019	.015
Distributions from net investment income	(.014)	- B	(.003)	(.019)	(.015)
Total distributions	(.014)	- B	(.003)	(.019)	(.015)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return C,D	1.36%	.01%	.28%	1.92%	1.55%
Ratios to Average Net Assets A,E,F
Expenses before reductions	.34%	.33%	.34%	.36%	.36%
Expenses net of fee waivers, if any	.30%	.08%	.23%	.36%	.36%
Expenses net of all reductions	.29%	.08%	.23%	.36%	.36%
Net investment income (loss)	1.44%	.01%	.26%	1.89%	1.55%
Supplemental Data
Net assets, end of period (000 omitted)	$1,796,084	$1,447,279	$1,641,207	$1,179,143	$1,191,142

A Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

B Amount represents less than $.0005 per share.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

VIP Government Money Market Portfolio Service Class 2

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations
Net investment income (loss) A	.013	- B	.002	.017	.014
Net realized and unrealized gain (loss) B	-	-	-	-	-
Total from investment operations	.013	- B	.002	.017	.014
Distributions from net investment income	(.013)	- B	(.002)	(.017)	(.014)
Total distributions	(.013)	- B	(.002)	(.017)	(.014)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return C,D	1.26%	.01%	.24%	1.76%	1.40%
Ratios to Average Net Assets A,E,F
Expenses before reductions	.49%	.48%	.49%	.51%	.51%
Expenses net of fee waivers, if any	.40%	.08%	.28%	.51%	.51%
Expenses net of all reductions	.40%	.08%	.28%	.51%	.51%
Net investment income (loss)	1.34%	.01%	.21%	1.74%	1.40%
Supplemental Data
Net assets, end of period (000 omitted)	$238,428	$203,035	$221,428	$220,990	$220,358

A Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

B Amount represents less than $.0005 per share.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

VIP Government Money Market Portfolio Investor Class

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations
Net investment income (loss) A	.014	- B	.003	.020	.016
Net realized and unrealized gain (loss) B	-	-	-	-	-
Total from investment operations	.014	- B	.003	.020	.016
Distributions from net investment income	(.014)	- B	(.003)	(.020)	(.016)
Total distributions	(.014)	- B	(.003)	(.020)	(.016)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return C,D	1.42%	.01%	.31%	1.99%	1.63%
Ratios to Average Net Assets A,E,F
Expenses before reductions	.27%	.25%	.26%	.28%	.28%
Expenses net of fee waivers, if any	.24%	.08%	.21%	.28%	.28%
Expenses net of all reductions	.24%	.08%	.21%	.28%	.28%
Net investment income (loss)	1.50%	.01%	.28%	1.97%	1.62%
Supplemental Data
Net assets, end of period (000 omitted)	$2,591,813	$1,970,069	$2,094,839	$1,939,981	$1,764,836

A Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

B Amount represents less than $.0005 per share.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

Notes to Financial Statements
For the period ended December 31, 2022

1. Organization.
VIP Government Money Market Portfolio (the Fund) is a fund of Variable Insurance Products Fund V (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.
2. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

As permitted by compliance with certain conditions under Rule 2a-7 of the 1940 Act, securities are valued at amortized cost, which approximates fair value. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity. Securities held by a money market fund are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value are not quoted prices in an active market.

Investment Transactions and Income. Gains and losses on securities sold are determined on the basis of identified cost   and include proceeds received from litigation.   Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. The principal amount on inflation-indexed securities is periodically adjusted to the rate of inflation and interest is accrued based on the principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to Interest in the accompanying Statement of Operations.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to   capital loss carryforwards and   losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities for federal income tax purposes were as follows:

Gross unrealized appreciation	$-
Gross unrealized depreciation	-
Net unrealized appreciation (depreciation)	$-
Tax Cost	$6,772,698,550

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$257,768

The tax character of distributions paid was as follows:

	December 31, 2022	December 31, 2021
Ordinary Income	$89,092,946	$542,266

Repurchase Agreements. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, funds and other registered investment companies having management contracts with Fidelity Management and Research Company LLC, or its affiliates are permitted to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. Funds may also invest directly with institutions in repurchase agreements. Repurchase agreements may be collateralized by cash or government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The collateral balance is monitored on a daily basis to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.
3. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is calculated on the basis of a group fee rate plus a total income-based component. The annualized group fee rate averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. The total income-based component is comprised of an income-based fee and an asset-based fee, and is calculated according to a graduated schedule providing for different rates based on the Fund's gross annualized yield. The rate increases as the Fund's gross yield increases.

During the period the income-based portion of this fee was $4,058,566 or an annual rate of .07% of the Fund's average net assets. For the reporting period, the Fund's total annual management fee rate was .17% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$1,678,285
Service Class 2	574,381
$2,252,666

During the period, the investment adviser or its affiliates waived a portion of these fees.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Initial Class	$1,168,521.07
Service Class	1,141,234.07
Service Class 2	156,232.07
Investor Class	2,173,681.09
	$4,639,668

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
VIP Government Money Market Portfolio	.01

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
VIP Government Money Market Portfolio	-	12,600,000	-

4. Expense Reductions.
The investment adviser or its affiliates voluntarily agreed to waive certain fees in order to avoid a negative yield. Such arrangements may be discontinued by the investment adviser at any time. For the period, the amount of the waiver for each class was as follows:

Initial Class	$455,466
Service Class	803,603
Service Class 2	220,252
Investor Class	686,134

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $9,472.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $100,886.
5. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended December 31, 2022	Year ended December 31, 2021
VIP Government Money Market Portfolio
Distributions to shareholders
Initial Class	$26,100,871	$167,465
Service Class	23,891,059	154,032
Service Class 2	3,030,060	21,336
Investor Class	36,070,956	199,433
Total	$89,092,946	$542,266
6. Share Transactions.
Transactions for each class of shares at a $1.00 per share were as follows and may contain in-kind transactions:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2022	Year ended December 31, 2021	Year ended December 31, 2022	Year ended December 31, 2021
VIP Government Money Market Portfolio
Initial Class
Shares sold	2,312,880,114	1,267,173,146	$2,312,880,114	$1,267,173,146
Reinvestment of distributions	25,861,990	167,465	25,861,990	167,465
Shares redeemed	(1,605,727,372)	(2,045,259,356)	(1,605,727,372)	(2,045,259,356)
Net increase (decrease)	733,014,732	(777,918,745)	$733,014,732	$(777,918,745)
Service Class
Shares sold	1,578,838,852	1,374,883,334	$1,578,838,852	$1,374,883,335
Reinvestment of distributions	23,697,767	154,033	23,697,767	154,032
Shares redeemed	(1,253,691,448)	(1,568,971,979)	(1,253,691,448)	(1,568,971,979)
Net increase (decrease)	348,845,171	(193,934,612)	$348,845,171	$(193,934,612)
Service Class 2
Shares sold	176,575,026	189,188,159	$ 176,575,026	$189,188,157
Reinvestment of distributions	3,004,386	21,334	3,004,386	21,336
Shares redeemed	(144,180,470)	(207,603,643)	(144,180,470)	(207,603,643)
Net increase (decrease)	35,398,942	(18,394,150)	$35,398,942	$ (18,394,150)
Investor Class
Shares sold	1,286,781,944	545,811,804	$1,286,781,944	$545,811,804
Reinvestment of distributions	35,784,583	197,608	35,784,583	197,608
Shares redeemed	(700,927,228)	(670,763,888)	(700,927,228)	(670,763,888)
Net increase (decrease)	621,639,299	(124,754,476)	$621,639,299	$(124,754,476)

7. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% and certain otherwise unaffiliated shareholders were owners of record of more than 10% of the outstanding shares as follows:

Fund	Affiliated %	Number of Unaffiliated Shareholders	Unaffiliated Shareholders %
VIP Government Money Market Portfolio	42%	1	15%

8. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Variable Insurance Products Fund V and Shareholders of VIP Government Money Market Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VIP Government Money Market Portfolio (one of the funds constituting Variable Insurance Products Fund V, referred to hereafter as the "Fund") as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
February 10, 2023
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 295 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function.   Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity ® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. The Operations Committee also worked and continues to work with FMR to enhance the stress tests required under SEC regulations for money market funds. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity ® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity ® funds (2001-2005), and managed a number of Fidelity ® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity ® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity ® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity ® funds (2013-2016).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity ® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity ® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity ® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity ® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Arthur E. Johnson (1947)
Year of Election or Appointment: 2008
Trustee
Mr. Johnson also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Chairman (2018-2021) and Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity ® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity ® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity ® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity ® funds (2016).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Laura M. Bishop (1961)
Year of Election or Appointment: 2022
Member of the Advisory Board
Ms. Bishop also serves as a Member of the Advisory Board of other funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting).
Robert W. Helm (1957)
Year of Election or Appointment: 2021
Member of the Advisory Board
Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments (2005-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia serves as Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments. Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jamie Pagliocco (1964)
Year of Election or Appointment: 2020
Vice President
Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer - Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2022 to December 31, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period- C July 1, 2022 to December 31, 2022
VIP Government Money Market Portfolio
Initial Class	.25%
Actual		$ 1,000	$ 1,013.10	$ 1.27
Hypothetical- B		$ 1,000	$ 1,023.95	$ 1.28
Service Class	.35%
Actual		$ 1,000	$ 1,012.60	$ 1.78
Hypothetical- B		$ 1,000	$ 1,023.44	$ 1.79
Service Class 2	.50%
Actual		$ 1,000	$ 1,011.90	$ 2.54
Hypothetical- B		$ 1,000	$ 1,022.68	$ 2.55
Investor Class	.27%
Actual		$ 1,000	$ 1,013.00	$ 1.37
Hypothetical- B		$ 1,000	$ 1,023.84	$ 1.38

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2022, $17,012, or, if subsequently determined to be different, the net capital gain of such year.

A total of 23.97% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $232,486 of distributions paid in the calendar year 2021 as qualifying to be taxed as section 163(j) interest dividends.

Board Approval of Investment Advisory Contracts and Management Fees

VIP Government Money Market Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) - Operations, Audit, Fair Valuation, and Governance and Nominating - each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all the Independent Trustees are members, meets regularly throughout the year and requests, receives and considers, among other matters, information related to the annual consideration of the renewal of the fund's Advisory Contracts before making its recommendation to the Board. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet from time to time with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2022 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (Initial Class); (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided . The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds throughout the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services . The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, training, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services . The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools.  The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family . The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds, ETFs, and share classes with innovative structures, strategies and pricing and making other enhancements to meet investor needs; (iv) broadening eligibility requirements for certain funds and share classes; (v) reducing management fees and total expenses for certain funds and classes; (vi) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (vii) rationalizing product lines and gaining increased efficiencies from fund mergers and liquidations; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (ix) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including their retirement income goals.

Investment Performance . The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate peer group of funds with similar objectives (peer group).

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to the gross performance of appropriate peer groups, over appropriate time periods that may include full market cycles, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the fund's market value NAV over time and its resilience under various stressed conditions; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods.

The Board recognizes that in interest rate environments where many competitors waive fees to maintain a minimum yield, relative money market fund performance on a net basis (after fees and expenses) may not be particularly meaningful due to miniscule performance differences among competitor funds. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy.  For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the representative class (Initial Class) and an appropriate peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio . The Board considered the fund's management fee and total expense ratio compared to selected groups of competitive funds and classes (referred to as "mapped groups" below) for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. Combining funds with similar investment objective categories aids the Board's comparison of management fees and total expense ratios by broadening the competitive group used for such comparison.

Management Fee . The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board. The Board also recognized that the income-based component of the fund's management fee, which few competitors have, varies depending on the level of the fund's monthly gross income, providing for higher fees at higher income levels, and for lower fees at lower income levels.

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2021.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio . In its review of the total expense ratio of the representative class (Initial Class) of the fund, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The representative class is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison, which focuses on the total expenses of the representative class relative to a subset of non-Fidelity funds within the similar sales load structure group that are similar in size and management fee structure. The total expense ASPG is limited to 15 larger and 15 smaller classes of different funds, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in expenses relating to these items.

The Board noted that the total net expense ratio of the Initial Class ranked below the similar sales load structure group competitive median for 2021 and below the ASPG competitive median for 2021.

Fees Charged to Other Fidelity Clients . The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability . The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale . The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule.  The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board . In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) the extent to which current market conditions have affected retention and recruitment of personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent, pricing and bookkeeping fees, expense and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the changes in flows for different types of funds; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; and (ix) explanations regarding the relative total expense ratios and management fees of certain funds and classes, total expense and management fee competitive trends, and methodologies for total expense and management fee competitive comparisons. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable and that the fund's Advisory Contracts should be renewed.

1.701157.125
VIPMM-ANN-0323
Fidelity® Variable Insurance Products:

Asset Manager Portfolio

Annual Report
December 31, 2022

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.
Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2022	Past 1 year	Past 5 years	Past 10 years
Initial Class	-14.94%	3.75%	5.66%
Service Class	-15.03%	3.64%	5.54%
Service Class 2	-15.15%	3.49%	5.38%
Investor Class	-15.00%	3.67%	5.57%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Asset Manager Portfolio - Initial Class, a class of the fund, on December 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
Asset prices around the world experienced a synchronous downturn for most of 2022, as a multitude of crosscurrents challenged the global economy and financial markets. Persistently high inflation in some markets, exacerbated by energy price shocks from the Russia-Ukraine conflict, spurred the U.S. Federal Reserve and other central banks to aggressively tighten monetary policy. This led to a broad retreat from risk and declining prices for stocks and bonds through September. In Q4, markets experienced a sharp reversal amid optimism on inflation and policy easing, and riskier assets rallied to cap a tumultuous year. International equities returned -15.86% in 2022, according to the MSCI ACWI (All Country World Index) ex USA Index. By region, emerging markets (-20%) and Europe ex U.K. (-17%) notably lagged. Conversely, the U.K. (-4%) held up best, followed by Asia Pacific ex Japan (-8%). Among the 11 sectors, information technology (-34%) fared worst. Communication services and consumer discretionary (-21% each) also trailed the broader market. In contrast, energy gained 9% amid elevated prices for oil and natural gas. U.S. stocks returned -19.53% for the year, as measured by the Dow Jones U.S. Total Stock Market Index. Among sectors, communication services (-41%) lagged most, followed by consumer discretionary (-37%). Conversely, energy (+63%) led by a wide margin. The defensive utilities (+1%) sector also notably outperformed. Value stocks handily outpaced growth among all market capitalizations. Commodities gained 16.09%, according to the Bloomberg Commodity Index Total Return. U.S. taxable investment-grade bonds returned -13.01% in 2022, per the Bloomberg U.S. Aggregate Bond Index, amid soaring inflation and rising interest rates. The Fed raised its benchmark rate seven times, by 4.25 percentage points, while allowing up to billions in U.S. Treasuries and mortgage bonds to mature monthly without investing the proceeds. U.S. investment-grade corporate bonds (-15.26%) trailed U.S. Treasuries (-12.46%), while commercial mortgage-backed securities (-10.91%) and agencies (-7.87%) also lost ground. Outside the index, leveraged loans (-0.61%) bested the returns for Treasury Inflation-Protected Securities (-11.85%), U.S. high-yield bonds (-11.21%) and emerging-markets debt (-16.45%).
Comments from Lead Portfolio Manager Geoff Stein and Co-Portfolio Manager Avishek Hazrachoudhury:
For the year, the fund's share classes returned about -15%, trailing the -13.96% result of the Fidelity Asset Manager 50% Composite Index SM . Against the backdrop of an extremely challenging period for risk assets, asset class positioning aided the fund's relative return. However, security selection detracted and was the primary reason why the fund trailed its benchmark. The fund's core equity allocation strategy - overweighting the U.S., underweighting international developed markets (DM) and a roughly equal weighting in emerging markets (EM) - aided relative performance, led by our U.S. positioning. Despite negative absolute returns from U.S. stocks, our overweighting helped due to the timing of adjustments we made to fund's relative weight, and also because of favorable exposure to more defensive equities via the iShares ® MSCI USA Minimum Volatility Factor exchange-traded fund. Out-of-benchmark exposure to commodity-related securities added the most value. Our fixed-income strategy of underweighting investment-grade (IG) bonds, as well as cash, in favor of non-Composite allocations to riskier segments of the debt market modestly detracted overall. In terms of security selection, international DM and EM stocks notably detracted, while U.S. equities and bonds - both IG and high yield - contributed.
Note to shareholders:
On June 1, 2022, the fund's Composite index began transitioning to a new U.S. equity neutral allocation of 30% and an international equity neutral allocation of 20%. The fund reached its new neutral allocations during the third quarter of 2022.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary December 31, 2022 (Unaudited)
The information in the following table is based on the combined Investments of the Fund and it's pro-rata share of investments in Fidelity's Central Funds, other than the Commodity Strategy and Money Market Central Funds.
Top Holdings (% of Fund's net assets)

iShares MSCI USA Minimum Volatility ETF	2.6
Microsoft Corp.	1.9
Apple, Inc.	1.8
Alphabet, Inc. Class A	1.0
Amazon.com, Inc.	0.7
Exxon Mobil Corp.	0.6
UnitedHealth Group, Inc.	0.5
Bank of America Corp.	0.5
The Travelers Companies, Inc.	0.5
Taiwan Semiconductor Manufacturing Co. Ltd.	0.4
10.5

Top Bond Issuers (% of Fund's net assets)
(with maturities greater than one year)
U.S. Treasury Obligations	16.1
Uniform Mortgage Backed Securities	2.0
Freddie Mac	1.7
Fannie Mae	1.7
Ginnie Mae	1.3
JPMorgan Chase & Co.	0.6
Bank of America Corp.	0.5
Morgan Stanley	0.5
Petroleos Mexicanos	0.5
Goldman Sachs Group, Inc.	0.3
25.2

Market Sectors (% of Fund's net assets)

Financials	15.2
Information Technology	10.9
Health Care	7.5
Consumer Discretionary	6.4
Industrials	6.1
Communication Services	4.6
Consumer Staples	4.5
Energy	4.3
Real Estate	3.2
Investment Companies	2.6
Materials	2.5
Utilities	2.2

Quality Diversification (% of Fund's net assets)

Percentages shown as 0.0% may reflect amounts less than 0.05%.

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of Fund's net assets)

Foreign investments - 24.4%

Asset allocations in the pie chart reflects the categorization of assets as defined in the Fund's prospectus in effect as of the time periods indicated above. Financial Statement categorizations conform to accounting standards and will differ from the pie chart. Percentages are adjusted for the effect of future contracts and swap contracts, if applicable.
An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying Fidelity Central Funds, other than the Commodity Strategy and Money Market Central Funds, is available at institutional.fidelity.com.
Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.
Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are based on country or territory of incorporation and are adjusted for the effect of derivatives, if applicable.

Schedule of Investments December 31, 2022
Showing Percentage of Net Assets
U.S. Treasury Obligations - 0.4%
	Principal Amount (a)	Value ($)
U.S. Treasury Bills, yield at date of purchase 3.33% to 4.27% 1/5/23 to 3/9/23 (b) (Cost $3,725,339)	3,740,000	3,726,060

Fixed-Income Funds - 43.3%
	Shares	Value ($)
Fidelity Emerging Markets Debt Central Fund (c)	257,342	1,940,360
Fidelity Emerging Markets Debt Local Currency Central Fund (c)	31,297	2,664,658
Fidelity Floating Rate Central Fund (c)	288,920	27,484,957
Fidelity High Income Central Fund (c)	77,320	7,782,988
Fidelity Inflation-Protected Bond Index Central Fund (c)	210,431	18,475,824
Fidelity International Credit Central Fund (c)	119,101	9,231,536
Fidelity VIP Investment Grade Central Fund (c)	3,635,101	333,520,507
iShares 20+ Year Treasury Bond ETF (d)	22,195	2,209,734
TOTAL FIXED-INCOME FUNDS (Cost $445,802,839)		403,310,564

Money Market Funds - 1.1%
	Shares	Value ($)
Fidelity Cash Central Fund 4.37% (e)	7,454,468	7,455,959
Fidelity Securities Lending Cash Central Fund 4.37% (e)(f)	2,514,724	2,514,975
TOTAL MONEY MARKET FUNDS (Cost $9,970,934)		9,970,934

Equity Funds - 55.2%
	Shares	Value ($)
Domestic Equity Funds - 37.4%
Fidelity Commodity Strategy Central Fund (c)	162,437	16,528,012
Fidelity Real Estate Equity Central Fund (c)	54,299	6,262,297
Fidelity U.S. Equity Central Fund (c)	2,912,616	301,048,011
iShares MSCI USA Minimum Volatility ETF (d)	335,678	24,202,385
TOTAL DOMESTIC EQUITY FUNDS		348,040,705
International Equity Funds - 17.8%
Fidelity Emerging Markets Equity Central Fund (c)	280,394	51,368,089
Fidelity International Equity Central Fund (c)	1,361,968	113,983,095
TOTAL INTERNATIONAL EQUITY FUNDS		165,351,184
TOTAL EQUITY FUNDS (Cost $403,819,384)		513,391,889

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $863,318,496)	930,399,447
NET OTHER ASSETS (LIABILITIES) - 0.0%	(215,103)
NET ASSETS - 100.0%	930,184,344

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
MSCI EAFE Index Future (United States)	85	Mar 2023	8,284,950	(122,621)	(122,621)

Treasury Contracts
CBOT 5-Year U.S. Treasury Note Contracts (United States)	166	Mar 2023	17,916,328	2,261	2,261

TOTAL PURCHASED					(120,360)

Sold

Equity Index Contracts
CME Micro E-mini S&P 500 Index Contracts (United States)	255	Mar 2023	49,227,750	1,374,950	1,374,950

TOTAL FUTURES CONTRACTS					1,254,590
The notional amount of futures purchased as a percentage of Net Assets is 2.8%
The notional amount of futures sold as a percentage of Net Assets is 5.3%

For the period, the average monthly notional amount at value for futures contracts in the aggregate was $69,018,483.

Security Type Abbreviations
ETF	-	EXCHANGE-TRADED FUND

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $3,726,060.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, other than the Commodity Strategy Central Fund, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements,which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(d)	Security or a portion of the security is on loan at period end.
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(f)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.37%	28,742,301	116,732,652	138,018,994	157,587	-	-	7,455,959	0.0%
Fidelity Commodity Strategy Central Fund	14,352,238	17,937,904	13,300,098	4,346,757	(445,253)	(2,016,779)	16,528,012	2.3%
Fidelity Emerging Markets Debt Central Fund	2,751,017	559,424	944,182	114,190	(179,620)	(246,279)	1,940,360	0.1%
Fidelity Emerging Markets Debt Local Currency Central Fund	2,891,098	29,831	-	29,831	-	(256,271)	2,664,658	3.1%
Fidelity Emerging Markets Equity Central Fund	52,970,146	26,973,863	12,812,836	1,143,914	(1,978,102)	(13,784,982)	51,368,089	2.8%
Fidelity Floating Rate Central Fund	42,133,576	5,263,944	17,700,517	1,957,076	(488,121)	(1,723,925)	27,484,957	1.2%
Fidelity High Income Central Fund	9,153,490	1,199,180	1,416,285	531,244	53,179	(1,206,576)	7,782,988	0.4%
Fidelity Inflation-Protected Bond Index Central Fund	35,033,428	3,811,376	16,711,423	2,019,372	518,110	(4,175,667)	18,475,824	3.0%
Fidelity International Credit Central Fund	17,000,205	1,831,347	6,307,950	717,356	(918,269)	(2,373,797)	9,231,536	2.6%
Fidelity International Equity Central Fund	118,930,889	41,208,611	22,065,683	2,007,511	(2,676,919)	(21,413,803)	113,983,095	2.8%
Fidelity Real Estate Equity Central Fund	24,974,660	1,492,325	15,104,367	193,043	157,237	(5,257,558)	6,262,297	0.6%
Fidelity Securities Lending Cash Central Fund 4.37%	-	368,367,034	365,852,059	7,435	-	-	2,514,975	0.0%
Fidelity U.S. Equity Central Fund	482,710,833	41,507,537	125,838,594	9,115,606	738,985	(98,070,750)	301,048,011	2.0%
Fidelity VIP Investment Grade Central Fund	328,747,739	125,269,487	65,074,509	12,050,680	(3,000,015)	(52,422,195)	333,520,507	13.6%
Total	1,160,391,620	752,184,515	801,147,497	34,391,602	(8,218,788)	(202,948,582)	900,261,268

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

U.S. Government and Government Agency Obligations	3,726,060	-	3,726,060	-

Fixed-Income Funds	403,310,564	403,310,564	-	-

Money Market Funds	9,970,934	9,970,934	-	-

Equity Funds	513,391,889	513,391,889	-	-
Total Investments in Securities:	930,399,447	926,673,387	3,726,060	-
Derivative Instruments:

Assets
Futures Contracts	1,377,211	1,377,211	-	-
Total Assets	1,377,211	1,377,211	-	-

Liabilities
Futures Contracts	(122,621)	(122,621)	-	-
Total Liabilities	(122,621)	(122,621)	-	-
Total Derivative Instruments:	1,254,590	1,254,590	-	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2022. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	1,374,950	(122,621)
Total Equity Risk	1,374,950	(122,621)
Interest Rate Risk
Futures Contracts (a)	2,261	0
Total Interest Rate Risk	2,261	0
Total Value of Derivatives	1,377,211	(122,621)

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Financial Statements
Statement of Assets and Liabilities
			December 31, 2022

Assets
Investment in securities, at value (including securities loaned of $2,438,206) - See accompanying schedule:	$
Unaffiliated issuers (cost $30,990,593)		30,138,179
Fidelity Central Funds (cost $832,327,903)		900,261,268

Total Investment in Securities (cost $863,318,496)			$930,399,447
Cash			541
Receivable for investments sold			2,813,560
Receivable for fund shares sold			64,696
Distributions receivable from Fidelity Central Funds			29,084
Receivable for daily variation margin on futures contracts			88,959
Prepaid expenses			981
Other receivables			29,651
Total assets			933,426,919
Liabilities
Payable for fund shares redeemed		$194,135
Accrued management fee		375,821
Distribution and service plan fees payable		3,371
Other affiliated payables		95,989
Other payables and accrued expenses		58,284
Collateral on securities loaned		2,514,975
Total Liabilities			3,242,575
Net Assets			$930,184,344
Net Assets consist of:
Paid in capital			$855,923,803
Total accumulated earnings (loss)			74,260,541
Net Assets			$930,184,344

Net Asset Value and Maximum Offering Price
Initial Class :
Net Asset Value , offering price and redemption price per share ($688,648,797 ÷ 48,100,811 shares)			$14.32
Service Class :
Net Asset Value , offering price and redemption price per share ($2,480,154 ÷ 175,126 shares)			$14.16
Service Class 2 :
Net Asset Value , offering price and redemption price per share ($14,924,853 ÷ 1,075,471 shares)			$13.88
Investor Class :
Net Asset Value , offering price and redemption price per share ($224,130,540 ÷ 15,785,845 shares)			$14.20
Statement of Operations
		Year ended December 31, 2022
Investment Income
Dividends		$639,010
Interest		53,305
Income from Fidelity Central Funds (including $7,435 from security lending)		26,392,072
Total Income		27,084,387
Expenses
Management fee	$4,843,281
Transfer agent fees	816,740
Distribution and service plan fees	44,587
Accounting fees	417,172
Custodian fees and expenses	22,375
Independent trustees' fees and expenses	3,321
Audit	54,402
Legal	3,188
Miscellaneous	4,826
Total expenses before reductions	6,209,892
Expense reductions	(34,770)
Total expenses after reductions		6,175,122
Net Investment income (loss)		20,909,265
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(7,877,504)
Fidelity Central Funds	(8,218,788)
Futures contracts	11,984,238
Capital gain distributions from Fidelity Central Funds	7,999,530
Total net realized gain (loss)		3,887,476
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	345,622
Fidelity Central Funds	(202,948,582)
Futures contracts	2,064,297
Total change in net unrealized appreciation (depreciation)		(200,538,663)
Net gain (loss)		(196,651,187)
Net increase (decrease) in net assets resulting from operations		$(175,741,922)
Statement of Changes in Net Assets

	Year ended December 31, 2022	Year ended December 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$20,909,265	$19,261,641
Net realized gain (loss)	3,887,476	78,253,720
Change in net unrealized appreciation (depreciation)	(200,538,663)	15,737,810
Net increase (decrease) in net assets resulting from operations	(175,741,922)	113,253,171
Distributions to shareholders	(89,791,253)	(25,440,391)
Share transactions - net increase (decrease)	(3,782,308)	(57,468,969)
Total increase (decrease) in net assets	(269,315,483)	30,343,811

Net Assets
Beginning of period	1,199,499,827	1,169,156,016
End of period	$930,184,344	$1,199,499,827

Financial Highlights
VIP Asset Manager Portfolio Initial Class

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$18.33	$17.04	$15.23	$13.68	$15.23
Income from Investment Operations
Net investment income (loss) A,B	.32	.29	.22	.27	.24
Net realized and unrealized gain (loss)	(2.94)	1.40	2.03	2.16	(1.04)
Total from investment operations	(2.62)	1.69	2.25	2.43	(.80)
Distributions from net investment income	(.32)	(.30)	(.24)	(.27)	(.26) C
Distributions from net realized gain	(1.07)	(.10)	(.21)	(.61)	(.49) C
Total distributions	(1.39)	(.40)	(.44) D	(.88)	(.75)
Net asset value, end of period	$14.32	$18.33	$17.04	$15.23	$13.68
Total Return E,F	(14.94)%	9.92%	14.87%	18.25%	(5.35)%
Ratios to Average Net Assets B,G,H
Expenses before reductions	.59%	.59%	.59%	.60%	.60%
Expenses net of fee waivers, if any	.59%	.58%	.59%	.60%	.60%
Expenses net of all reductions	.59%	.58%	.59%	.60%	.60%
Net investment income (loss)	2.08%	1.62%	1.41%	1.88%	1.64%
Supplemental Data
Net assets, end of period (000 omitted)	$688,649	$889,923	$889,473	$843,000	$788,193
Portfolio turnover rate I	29%	20%	20%	30%	27%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

D Total distributions per share do not sum due to rounding.

E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Asset Manager Portfolio Service Class

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$18.14	$16.86	$15.08	$13.55	$15.09
Income from Investment Operations
Net investment income (loss) A,B	.30	.27	.20	.26	.23
Net realized and unrealized gain (loss)	(2.91)	1.38	2.01	2.13	(1.03)
Total from investment operations	(2.61)	1.65	2.21	2.39	(.80)
Distributions from net investment income	(.31)	(.27)	(.23)	(.25)	(.25) C
Distributions from net realized gain	(1.07)	(.10)	(.21)	(.61)	(.49) C
Total distributions	(1.37) D	(.37)	(.43) D	(.86)	(.74)
Net asset value, end of period	$14.16	$18.14	$16.86	$15.08	$13.55
Total Return E,F	(15.03)%	9.80%	14.74%	18.16%	(5.44)%
Ratios to Average Net Assets B,G,H
Expenses before reductions	.69%	.69%	.69%	.70%	.70%
Expenses net of fee waivers, if any	.69%	.69%	.69%	.70%	.70%
Expenses net of all reductions	.69%	.69%	.69%	.70%	.70%
Net investment income (loss)	1.98%	1.52%	1.31%	1.78%	1.54%
Supplemental Data
Net assets, end of period (000 omitted)	$2,480	$3,627	$5,108	$3,923	$4,378
Portfolio turnover rate I	29%	20%	20%	30%	27%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

D Total distributions per share do not sum due to rounding.

E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Asset Manager Portfolio Service Class 2

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$17.81	$16.56	$14.82	$13.33	$14.86
Income from Investment Operations
Net investment income (loss) A,B	.27	.24	.17	.23	.20
Net realized and unrealized gain (loss)	(2.85)	1.36	1.97	2.11	(1.02)
Total from investment operations	(2.58)	1.60	2.14	2.34	(.82)
Distributions from net investment income	(.28)	(.25)	(.20)	(.23)	(.22) C
Distributions from net realized gain	(1.07)	(.10)	(.21)	(.61)	(.49) C
Total distributions	(1.35)	(.35)	(.40) D	(.85) D	(.71)
Net asset value, end of period	$13.88	$17.81	$16.56	$14.82	$13.33
Total Return E,F	(15.15)%	9.68%	14.54%	18.01%	(5.61)%
Ratios to Average Net Assets B,G,H
Expenses before reductions	.84%	.84%	.84%	.85%	.85%
Expenses net of fee waivers, if any	.84%	.83%	.84%	.85%	.85%
Expenses net of all reductions	.84%	.83%	.84%	.85%	.85%
Net investment income (loss)	1.83%	1.37%	1.16%	1.63%	1.39%
Supplemental Data
Net assets, end of period (000 omitted)	$14,925	$20,038	$19,943	$19,343	$18,211
Portfolio turnover rate I	29%	20%	20%	30%	27%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

D Total distributions per share do not sum due to rounding.

E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Asset Manager Portfolio Investor Class

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$18.19	$16.91	$15.12	$13.59	$15.13
Income from Investment Operations
Net investment income (loss) A,B	.31	.28	.20	.26	.23
Net realized and unrealized gain (loss)	(2.92)	1.39	2.02	2.14	(1.03)
Total from investment operations	(2.61)	1.67	2.22	2.40	(.80)
Distributions from net investment income	(.31)	(.28)	(.23)	(.25)	(.25) C
Distributions from net realized gain	(1.07)	(.10)	(.21)	(.61)	(.49) C
Total distributions	(1.38)	(.39) D	(.43) D	(.87) D	(.74)
Net asset value, end of period	$14.20	$18.19	$16.91	$15.12	$13.59
Total Return E,F	(15.00)%	9.85%	14.77%	18.14%	(5.39)%
Ratios to Average Net Assets B,G,H
Expenses before reductions	.66%	.66%	.67%	.68%	.68%
Expenses net of fee waivers, if any	.66%	.66%	.67%	.68%	.68%
Expenses net of all reductions	.66%	.66%	.67%	.68%	.68%
Net investment income (loss)	2.01%	1.55%	1.33%	1.80%	1.56%
Supplemental Data
Net assets, end of period (000 omitted)	$224,131	$285,912	$254,632	$229,330	$202,182
Portfolio turnover rate I	29%	20%	20%	30%	27%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

D Total distributions per share do not sum due to rounding.

E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended December 31, 2022

1. Organization.
VIP Asset Manager Portfolio (the Fund) is a fund of Variable Insurance Products Fund V (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Commodity Strategy Central Fund	Geode Capital Management, LLC (Geode)	Seeks to provide investment returns that correspond to the performance of the commodities market.	Investment in commodity-related investments through a wholly-owned subsidiary organized under the laws of the Cayman Islands Futures Swaps	Less than .005%
Fidelity Emerging Markets Debt Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks high total return by normally investing in debt securities of issuers in emerging markets and other debt investments that are tied economically to emerging markets.	Foreign Securities Restricted Securities	Less than .005%
Fidelity Emerging Markets Equity Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks capital appreciation by investing primarily in equity securities of issuers in emerging markets.	Foreign Securities Futures	.02%
Fidelity International Equity Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks capital appreciation by investing primarily in non-U.S. based common stocks, including securities of issuers located in emerging markets.	Foreign Securities	.01%
Fidelity Floating Rate Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks a high level of income by normally investing in floating rate loans and other floating rate securities.	Foreign Securities Loans & Direct Debt Instruments Restricted Securities	Less than .005%
Fidelity High Income Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks a high level of income and may also seek capital appreciation by investing primarily in debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities.	Loans & Direct Debt Instruments Restricted Securities	.04%
Fidelity Inflation-Protected Bond Index Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks to provide investment results that correspond to the performance of the inflation-protected United States Treasury market, and may invest in derivatives.		Less than .005%
Fidelity VIP Investment Grade Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks a high level of current income by normally investing in investment-grade debt securities and repurchase agreements.	Delayed Delivery & When Issued Securities Restricted Securities	Less than .005%
Fidelity Real Estate Equity Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks above-average income and long-term capital growth by investing primarily in equity securities of issuers in the real estate industry.		Less than .005%
Fidelity International Credit Central Fund	Fidelity Management & Research Company LLC (FMR)
Seeks a high level of current income by normally investing in debt securities of foreign issuers, including debt securities of issuers located in emerging markets. Foreign currency exposure is hedged utilizing foreign currency contracts.
			Foreign Securities Forward Foreign Currency Contracts Futures Options Restricted Securities Swaps	Less than .005%
Fidelity U.S. Equity Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks capital appreciation by investing primarily in common stocks, allocated across different market sectors.	Foreign Securities Futures Restricted Securities	Less than .005%
Fidelity Emerging Markets Debt Local Currency Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks high total return by normally investing in debt securities of issuers in emerging markets and other debt investments that are tied economically to emerging markets and denominated in the local currency of the issuer.	Foreign Securities Restricted Securities	.02%
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

An unaudited holdings listing for the investing fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows. Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

ETFs are valued at their last sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2022, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

VIP Asset Manager Portfolio	$15,412

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the underlying mutual funds or exchange-traded funds (ETFs), futures contracts, foreign currency transactions losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$118,726,522
Gross unrealized depreciation	(46,476,819)
Net unrealized appreciation (depreciation)	$72,249,703
Tax Cost	$858,149,745

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$997,021
Undistributed long-term capital gain	$10,222,089
Net unrealized appreciation (depreciation) on securities and other investments	$72,249,703

The tax character of distributions paid was as follows:

	December 31, 2022	December 31, 2021
Ordinary Income	$20,458,476	$25,440,391
Long-term Capital Gains	69,332,777	-
Total	$89,791,253	$25,440,391
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
VIP Asset Manager Portfolio
Equity Risk
Futures Contracts	$11,922,356	$2,062,036
Total Equity Risk	11,922,356	2,062,036
Interest Rate Risk
Futures Contracts	61,882	2,261
Total Interest Rate Risk	61,882	2,261
Totals	$11,984,238	$2,064,297

If there are any open positions at period end, a summary of the value of derivatives by primary risk exposure is included at the end of the Schedule of Investments.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock marketbond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
VIP Asset Manager Portfolio	291,221,023	317,586,028

6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .48% of the Fund's average net assets.
The investment adviser pays a portion of the management fees received from the Fund to the Fidelity Central Funds' investment advisers, who are also affiliates, for managing the assets of the Fidelity Central Funds.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.
For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$2,974
Service Class 2	41,613
$44,587
Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Initial Class	$470,937.06
Service Class	1,855.06
Service Class 2	10,386.06
Investor Class	333,562.14
	$816,740

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
VIP Asset Manager Portfolio	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
VIP Asset Manager Portfolio	$4

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
VIP Asset Manager Portfolio	-	68,554	(21,758)
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.
Amount
VIP Asset Manager Portfolio	$1,842
8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
VIP Asset Manager Portfolio	$789	$-	$-
9. Expense Reductions.
During the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $34,770.
10. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended December 31, 2022	Year ended December 31, 2021
VIP Asset Manager Portfolio
Distributions to shareholders
Initial Class	$66,577,504	$19,036,251
Service Class	263,506	73,125
Service Class 2	1,491,304	389,732
Investor Class	21,458,939	5,941,283
Total	$89,791,253	$25,440,391

11. Share Transactions.
Transactions for each class of shares were as follows and may contain in-kind transactions:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2022	Year ended December 31, 2021	Year ended December 31, 2022	Year ended December 31, 2021
VIP Asset Manager Portfolio
Initial Class
Shares sold	1,206,877	1,565,172	$18,518,559	$28,027,268
Reinvestment of distributions	4,181,615	1,038,999	66,577,504	19,036,251
Shares redeemed	(5,843,233)	(6,257,413)	(89,425,484)	(112,836,037)
Net increase (decrease)	(454,741)	(3,653,242)	$(4,329,421)	$(65,772,518)
Service Class
Shares sold	54,671	11,808	$841,893	$207,827
Reinvestment of distributions	16,666	4,031	263,506	73,125
Shares redeemed	(96,133)	(118,919)	(1,451,771)	(2,149,060)
Net increase (decrease)	(24,796)	(103,080)	$(346,372)	$(1,868,108)
Service Class 2
Shares sold	111,874	115,026	$1,658,202	$2,006,571
Reinvestment of distributions	96,283	21,888	1,491,304	389,732
Shares redeemed	(257,921)	(215,790)	(3,831,281)	(3,753,491)
Net increase (decrease)	(49,764)	(78,876)	$(681,775)	$(1,357,188)
Investor Class
Shares sold	528,213	1,293,616	$7,816,663	$22,760,339
Reinvestment of distributions	1,358,600	326,549	21,458,939	5,941,283
Shares redeemed	(1,820,313)	(958,777)	(27,700,342)	(17,172,777)
Net increase (decrease)	66,500	661,388	$1,575,260	$11,528,845

12. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% and certain otherwise unaffiliated shareholders each were owners of record of more than 10% of the outstanding shares as follows:

Fund	Affiliated %	Number ofUnaffiliated Shareholders	Unaffiliated Shareholders %
VIP Asset Manager Portfolio	44%	2	27%

13. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Variable Insurance Products Fund V and the Shareholders of VIP Asset Manager Portfolio
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of VIP Asset Manager Portfolio (the "Fund"), a fund of Variable Insurance Products Fund V, including the schedule of investments, as of December 31, 2022, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers, when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
February 15, 2023
We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 295 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function.   Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity ® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity ® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity ® funds (2001-2005), and managed a number of Fidelity ® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity ® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity ® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity ® funds (2013-2016).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity ® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity ® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity ® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity ® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Arthur E. Johnson (1947)
Year of Election or Appointment: 2008
Trustee
Mr. Johnson also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Chairman (2018-2021) and Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity ® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity ® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity ® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity ® funds (2016).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Laura M. Bishop (1961)
Year of Election or Appointment: 2022
Member of the Advisory Board
Ms. Bishop also serves as a Member of the Advisory Board of other funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting).
Robert W. Helm (1957)
Year of Election or Appointment: 2021
Member of the Advisory Board
Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments (2005-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia serves as Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments. Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
William Irving (1964)
Year of Election or Appointment: 2023
Vice President
Mr. Irving also serves as Vice President of other funds. Mr. Irving serves as Head of Fidelity Asset Management Solutions (2022-present) and is an employee of Fidelity Investments. Mr. Irving serves as President and Director of Fidelity Diversifying Solutions LLC (investment adviser firm, 2023-present) and President, Director, or Vice President of certain other Fidelity entities. Previously, Mr. Irving served as Chief Investment Officer (CIO) in the Global Asset Allocation division (2020-2022).  Prior to that, he was Managing Director of Research in the Global Asset Allocation division (2018-2020) and portfolio manager of certain Fidelity ® funds (2004-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2022 to December 31, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period- C July 1, 2022 to December 31, 2022
VIP Asset Manager Portfolio
Initial Class	.59%
Actual		$ 1,000	$ 1,006.50	$ 2.98
Hypothetical- B		$ 1,000	$ 1,022.23	$ 3.01
Service Class	.69%
Actual		$ 1,000	$ 1,006.00	$ 3.49
Hypothetical- B		$ 1,000	$ 1,021.73	$ 3.52
Service Class 2	.84%
Actual		$ 1,000	$ 1,005.30	$ 4.25
Hypothetical- B		$ 1,000	$ 1,020.97	$ 4.28
Investor Class	.66%
Actual		$ 1,000	$ 1,005.80	$ 3.34
Hypothetical- B		$ 1,000	$ 1,021.88	$ 3.36

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.
The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2022, $10,241,054, or, if subsequently determined to be different, the net capital gain of such year.
A total of 14.81% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.
Initial Class designates 2% and 19%; Service Class designates 2% and 20%; Service Class 2 designates 2%, and 22%; and Investor Class designates 2%, and 20%; of the dividends distributed in February and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.
The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:
	Pay Date	Income	Taxes
VIP Asset Manager Portfolio
Initial Class	12/29/2022	$0.0577	$0.0077
Service Class	12/29/2022	$0.0545	$0.0077
Service Class 2	12/29/2022	$0.0507	$0.0077
Investor Class	12/29/2022	$0.0557	$0.0077

Board Approval of Investment Advisory Contracts and Management Fees

VIP Asset Manager Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) - Operations, Audit, Fair Valuation, and Governance and Nominating - each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all the Independent Trustees are members, meets regularly throughout the year and requests, receives and considers, among other matters, information related to the annual consideration of the renewal of the fund's Advisory Contracts before making its recommendation to the Board. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet from time to time with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2022 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (Initial Class); (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage. The Board also considered the steps Fidelity had taken to ensure the continued provision of high-quality services to the Fidelity funds throughout the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services . The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds, ETFs, and share classes with innovative structures, strategies and pricing and making other enhancements to meet investor needs; (iv) broadening eligibility requirements for certain funds and share classes; (v) reducing management fees and total expenses for certain funds and classes; (vi) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (vii) rationalizing product lines and gaining increased efficiencies from fund mergers and liquidations; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (ix) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including their retirement income goals.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against one or more appropriate securities market indices, including a customized blended index that reflects the respective weights of the fund's asset classes (each a benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also receives and considers information about performance attribution. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to appropriate peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the representative class (Initial Class) and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to selected groups of competitive funds and classes (referred to as "mapped groups" below) for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. Combining funds with similar investment objective categories aids the Board's comparison of management fees and total expense ratios by broadening the competitive group used for such comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2021.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of the total expense ratio of the representative class (Initial Class) of the fund, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The fund's representative class is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison, which focuses on the total expenses of the representative class relative to a subset of non-Fidelity funds within the similar sales load structure group that are similar in size and management fee structure. The total expense ASPG is limited to 15 larger and 15 smaller classes of different funds, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in expenses relating to these items.

The Board noted that the total net expense ratio of the Initial Class ranked below the similar sales load structure group competitive median for 2021 and below the ASPG competitive median for 2021.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability . The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board . In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) the extent to which current market conditions have affected retention and recruitment of personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent, pricing and bookkeeping fees, expense and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the changes in flows for different types of funds; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; and (ix) explanations regarding the relative total expense ratios and management fees of certain funds and classes, total expense and management fee competitive trends, and methodologies for total expense and management fee competitive comparisons. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable and that the fund's Advisory Contracts should be renewed.

1.540206.125
VIPAM-ANN-0323
Fidelity® Variable Insurance Products:

VIP Investment Grade Bond II Portfolio

Annual Report
December 31, 2022

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.
Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average annual total returns for VIP Investment Grade Bond II Portfolio will be reported once the fund is a year old.
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Investment Grade Bond II Portfolio - Initial Class, a class of the fund, on May 27, 2022, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg U.S. Aggregate Bond Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
U.S. taxable investment-grade bonds notably declined in 2022, as a multitude of crosscurrents challenged the global economy and financial markets. The Bloomberg U.S. Aggregate Bond Index returned -13.01% for the year, its worst annual return on record and the first time it ever ceded ground in back-to-back calendar years. In late 2021, the Federal Reserve began its pivot to a tighter monetary policy, tapering the large-scale asset purchases it initially started in 2008, and dramatically expanded in 2020 amid the COVID-19 pandemic. In early 2022, the Fed, faced with persistent inflationary pressure, began implementing an aggressive series of rate hikes, raising its benchmark interest rate seven times, by a total of 4.25 percentage points, between March and December. This represented the fastest-ever pace of monetary tightening and helped push nominal and real (inflation-adjusted) U.S. bond yields to their highest level in more than a decade. Bond prices, which move inversely to yields, fell sharply. Credit spreads significantly widened, as investors demanded more yield for buying corporate debt and other credit-sensitive assets. In November and December, the bond market staged a broad rally (+3.21%) when comments by Fed Chair Jerome Powell pointed to a slowdown in the size and pace of rate hikes, but all major market segments lost ground for the 12 months, with higher-quality, shorter-term bonds holding up best. Spread sectors broadly trailed Treasuries on a duration-adjusted basis.
Comments from Co-Portfolio Managers Celso Munoz and Ford O'Neil:
From its inception on May 27, 2022, through December 31, 2022, the fund's share classes (excluding sales charges, if any) returned -5.33% to -5.31%, modestly lagging the -4.96% result of the benchmark, the Bloomberg U.S. Aggregate Bond Index. Versus the benchmark, positioning among investment-grade corporate bonds crimped the fund's results. Specifically, the fund had more exposure to BBB-rated bonds, which underperformed their higher-quality counterparts as credit spreads widened. Elsewhere, overweighting commercial mortgage-backed securities and asset-backed securities, including collateralized loan obligations (CLOs), two segments that lagged the benchmark, also hindered the relative result. In contrast, the fund had less interest rate sensitivity, as measured by its shorter duration, during much of the reporting period, which boosted the relative result as interest rates and bond yields climbed. Underweighting mortgage-backed securities also contributed to the fund's relative performance. MBS generally lagged the index, hurt by rapidly declining loan prepayment activity that extended their duration. Additionally, the U.S. Federal Reserve, the biggest buyer of MBS, scaled back its purchases of the securities and planned to eventually sell its holdings in the sector. The fund's exposure to high-yield bonds had no material impact on its relative performance this period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary December 31, 2022 (Unaudited)
Quality Diversification (% of Fund's net assets)

Short-Term Investments and Net Other Assets (Liabilities) - (0.1)%*
*Short-term investments and Net Other Assets (Liabilities) are not available in the pie chart.

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Securities rated BB or below were rated investment grade at the time of acquisition.

The information in the above tables is based on the combined investments of the Fund and its pro-rata share of investments of Fidelity's fixed-income central funds.
Asset Allocation (% of Fund's net assets)

Short-Term Investments and Net Other Assets (Liabilities) - (0.1)%*
Foreign investments - 10.0%
Futures and Swaps - 0.1%
*Short-Term Investments and Net Other Assets (Liabilities) are not available in the pie chart.
Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

The information in the above table is based on the combined investments of the fund and its pro-rata share of the investments in each non-money market Fidelity Central Fund.
An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional. fidelity.com, as applicable.
Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are based on country or territory of incorporation and are adjusted for the effect of derivatives, if applicable.

Schedule of Investments December 31, 2022
Showing Percentage of Net Assets

Nonconvertible Bonds - 30.9%
	Principal Amount (a)	Value ($)
COMMUNICATION SERVICES - 2.7%
Diversified Telecommunication Services - 0.6%
AT&T, Inc.:
1.65% 2/1/28	284,000	239,853
2.25% 2/1/32	467,000	366,045
2.55% 12/1/33	1,877,000	1,442,493
2.75% 6/1/31	509,000	421,815
2.95% 7/15/26	219,000	203,770
3.3% 2/1/52	484,000	321,925
3.5% 6/1/41	261,000	194,637
3.5% 9/15/53	864,000	583,145
3.55% 9/15/55	1,880,000	1,254,418
3.65% 6/1/51	400,000	281,725
3.65% 9/15/59	1,076,000	720,200
3.8% 2/15/27	247,000	235,720
3.8% 12/1/57	1,915,000	1,321,222
4.35% 6/15/45	175,000	140,755
4.5% 3/9/48	224,000	182,381
4.65% 6/1/44	216,000	181,313
Orange SA 5.5% 2/6/44	82,000	79,937
Telefonica Emisiones S.A.U.:
4.103% 3/8/27	367,000	348,199
5.213% 3/8/47	180,000	144,539
7.045% 6/20/36	71,000	72,794
Verizon Communications, Inc.:
1.5% 9/18/30	110,000	85,518
1.68% 10/30/30	92,000	71,711
2.1% 3/22/28	751,000	651,777
2.355% 3/15/32	1,607,000	1,273,872
2.55% 3/21/31	2,142,000	1,761,492
2.987% 10/30/56	2,392,000	1,459,360
3% 3/22/27	163,000	151,458
3.55% 3/22/51	299,000	212,994
4.125% 3/16/27	192,000	186,997
4.272% 1/15/36	666,000	592,863
4.329% 9/21/28	419,000	402,862
4.4% 11/1/34	103,000	94,580
4.75% 11/1/41	27,000	24,616
4.862% 8/21/46	934,000	837,197
5.012% 4/15/49	67,000	60,857
5.012% 8/21/54	344,000	311,807
		16,916,847
Entertainment - 0.2%
The Walt Disney Co.:
2% 9/1/29	286,000	239,754
2.65% 1/13/31	435,000	371,301
2.75% 9/1/49	286,000	189,159
3.5% 5/13/40	187,000	150,537
3.6% 1/13/51	186,000	141,627
3.7% 10/15/25	192,000	186,561
3.8% 3/22/30	2,891,000	2,694,472
3.8% 5/13/60	187,000	142,443
4.7% 3/23/50	1,046,000	960,180
5.4% 10/1/43	106,000	105,773
6.15% 3/1/37	108,000	115,886
6.15% 2/15/41	288,000	311,603
		5,609,296
Interactive Media & Services - 0.1%
Alphabet, Inc.:
0.45% 8/15/25	204,000	184,157
1.1% 8/15/30	404,000	316,161
1.998% 8/15/26	63,000	57,921
2.05% 8/15/50	404,000	236,121
Baidu, Inc. 3.425% 4/7/30	334,000	288,806
		1,083,166
Media - 1.4%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
2.8% 4/1/31	701,000	545,734
3.5% 6/1/41	924,000	602,073
3.7% 4/1/51	243,000	147,760
3.85% 4/1/61	2,000,000	1,156,721
3.9% 6/1/52	4,000,000	2,511,306
4.2% 3/15/28	302,000	277,572
4.4% 4/1/33	318,000	272,100
4.8% 3/1/50	6,000,000	4,355,694
4.908% 7/23/25	704,000	689,991
5.05% 3/30/29	167,000	157,120
5.125% 7/1/49	339,000	256,339
5.25% 4/1/53	318,000	245,446
5.375% 5/1/47	2,438,000	1,912,471
5.5% 4/1/63	318,000	242,478
5.75% 4/1/48	143,000	117,073
6.384% 10/23/35	369,000	359,696
6.484% 10/23/45	474,000	427,441
6.834% 10/23/55	3,000,000	2,767,611
Comcast Corp.:
1.5% 2/15/31	390,000	303,654
1.95% 1/15/31	70,000	56,580
2.35% 1/15/27	653,000	593,314
2.45% 8/15/52	390,000	227,222
2.65% 2/1/30	216,000	186,866
2.8% 1/15/51	224,000	141,367
3.15% 3/1/26	137,000	130,406
3.3% 2/1/27	327,000	308,150
3.375% 8/15/25	376,000	362,669
3.4% 4/1/30	200,000	182,368
3.45% 2/1/50	204,000	147,950
3.7% 4/15/24	284,000	279,671
3.75% 4/1/40	160,000	131,956
3.9% 3/1/38	135,000	116,338
3.969% 11/1/47	143,000	114,240
4% 3/1/48	329,000	263,798
4.15% 10/15/28	517,000	495,776
4.65% 7/15/42	319,000	288,012
Discovery Communications LLC:
3.625% 5/15/30	765,000	630,428
4% 9/15/55	314,000	188,674
4.65% 5/15/50	1,508,000	1,037,076
5.2% 9/20/47	230,000	170,849
Fox Corp.:
4.03% 1/25/24	288,000	284,660
4.709% 1/25/29	515,000	497,633
5.476% 1/25/39	331,000	301,185
5.576% 1/25/49	406,000	362,230
Magallanes, Inc.:
3.428% 3/15/24 (b)	513,000	498,004
3.638% 3/15/25 (b)	281,000	267,220
3.755% 3/15/27 (b)	853,000	768,152
4.054% 3/15/29 (b)	190,000	164,373
4.279% 3/15/32 (b)	4,437,000	3,655,044
5.05% 3/15/42 (b)	692,000	529,437
5.141% 3/15/52 (b)	7,416,000	5,391,183
Time Warner Cable LLC:
4.5% 9/15/42	418,000	306,020
5.5% 9/1/41	214,000	177,593
5.875% 11/15/40	188,000	163,791
6.55% 5/1/37	2,538,000	2,416,331
7.3% 7/1/38	585,000	580,304
TWDC Enterprises 18 Corp.:
1.85% 7/30/26	140,000	126,515
3% 7/30/46	123,000	85,883
3.15% 9/17/25	260,000	249,105
4.125% 6/1/44	156,000	133,557
		40,360,210
Wireless Telecommunication Services - 0.4%
America Movil S.A.B. de CV:
3.625% 4/22/29	230,000	208,481
6.125% 11/15/37	229,000	238,346
Rogers Communications, Inc.:
2.9% 11/15/26	69,000	63,269
3.2% 3/15/27 (b)	594,000	549,608
3.625% 12/15/25	55,000	52,687
3.7% 11/15/49	167,000	113,100
3.8% 3/15/32 (b)	1,320,000	1,139,099
4.1% 10/1/23	132,000	130,867
5.45% 10/1/43	158,000	142,364
T-Mobile U.S.A., Inc.:
2.05% 2/15/28	412,000	353,839
2.25% 11/15/31	5,000,000	3,932,996
3.3% 2/15/51	412,000	274,945
3.5% 4/15/25	241,000	231,771
3.75% 4/15/27	997,000	939,066
3.875% 4/15/30	1,339,000	1,212,886
4.375% 4/15/40	396,000	337,946
4.5% 4/15/50	723,000	594,405
Vodafone Group PLC:
5.125% 6/19/59	180,000	153,779
5.25% 5/30/48	655,000	576,878
		11,246,332
TOTAL COMMUNICATION SERVICES		75,215,851
CONSUMER DISCRETIONARY - 1.1%
Automobiles - 0.2%
American Honda Finance Corp.:
1.2% 7/8/25	321,000	293,409
2.3% 9/9/26	137,000	125,212
3.55% 1/12/24	669,000	659,818
General Motors Co.:
5% 10/1/28	189,000	181,012
5.2% 4/1/45	117,000	95,094
5.95% 4/1/49	173,000	150,772
6.6% 4/1/36	160,000	156,704
6.75% 4/1/46	196,000	187,906
6.8% 10/1/27	364,000	377,826
General Motors Financial Co., Inc.:
3.25% 1/5/23	197,000	196,988
3.85% 1/5/28	192,000	175,217
4% 1/15/25	169,000	163,980
4% 10/6/26	101,000	95,067
4.25% 5/15/23	261,000	259,921
4.3% 7/13/25	340,000	329,279
4.35% 1/17/27	219,000	208,091
5.65% 1/17/29	587,000	576,582
Honda Motor Co. Ltd. 2.534% 3/10/27	489,000	446,759
Toyota Motor Corp.:
0.681% 3/25/24	760,000	720,901
2.358% 7/2/24	170,000	163,575
2.362% 3/25/31	367,000	309,319
Volkswagen Group of America Finance LLC 3.125% 5/12/23 (b)	627,000	621,991
		6,495,423
Diversified Consumer Services - 0.1%
American University 3.672% 4/1/49	66,000	50,608
Duke University 2.832% 10/1/55	128,000	86,340
George Washington University:
4.126% 9/15/48	192,000	159,105
4.3% 9/15/44	55,000	46,182
Ingersoll-Rand Global Holding Co. Ltd.:
3.75% 8/21/28	127,000	118,924
4.25% 6/15/23	368,000	367,147
4.3% 2/21/48	136,000	104,465
Massachusetts Institute of Technology:
2.989% 7/1/50	128,000	93,049
3.885% 7/1/2116	78,000	56,079
3.959% 7/1/38	130,000	118,844
Northwestern University:
3.662% 12/1/57	152,000	115,593
4.643% 12/1/44	92,000	87,944
President and Fellows of Harvard College:
3.3% 7/15/56	133,000	99,403
3.619% 10/1/37	27,000	23,140
Rice University 3.774% 5/15/55	50,000	40,524
Trustees of Princeton Univ. 5.7% 3/1/39	27,000	29,217
University Notre Dame du Lac 3.438% 2/15/45	91,000	72,473
University of Chicago 3% 10/1/52	173,000	118,989
University of Southern California:
2.945% 10/1/51	314,000	210,475
5.25% 10/1/2111	55,000	53,340
		2,051,841
Hotels, Restaurants & Leisure - 0.1%
Expedia, Inc. 3.25% 2/15/30	237,000	201,046
McDonald's Corp.:
3.3% 7/1/25	165,000	159,604
3.5% 7/1/27	475,000	450,570
3.6% 7/1/30	448,000	410,886
3.625% 9/1/49	339,000	255,009
3.7% 1/30/26	463,000	450,149
4.2% 4/1/50	164,000	136,446
4.45% 3/1/47	156,000	135,229
4.875% 12/9/45	149,000	137,698
6.3% 3/1/38	193,000	210,149
Metropolitan Museum of Art 3.4% 7/1/45	82,000	64,270
Starbucks Corp.:
2% 3/12/27	328,000	293,041
2.45% 6/15/26	274,000	253,761
3% 2/14/32	100,000	85,261
3.5% 11/15/50	113,000	81,530
3.8% 8/15/25	191,000	186,714
3.85% 10/1/23	51,000	50,661
4% 11/15/28	192,000	182,773
4.5% 11/15/48	129,000	110,598
		3,855,395
Household Durables - 0.0%
Lennar Corp. 4.75% 11/29/27	217,000	209,191
Internet & Direct Marketing Retail - 0.2%
Alibaba Group Holding Ltd.:
2.125% 2/9/31	572,000	451,171
3.15% 2/9/51	589,000	366,488
Amazon.com, Inc.:
0.8% 6/3/25	302,000	275,775
1% 5/12/26	176,000	155,880
1.5% 6/3/30	534,000	429,090
2.1% 5/12/31	181,000	147,814
2.4% 2/22/23	435,000	433,585
2.5% 6/3/50	175,000	110,287
2.8% 8/22/24	178,000	172,479
3.1% 5/12/51	181,000	128,909
3.15% 8/22/27	287,000	269,685
3.875% 8/22/37	301,000	266,662
4.05% 8/22/47	522,000	447,586
4.25% 8/22/57	249,000	213,870
4.8% 12/5/34	165,000	164,597
		4,033,878
Leisure Products - 0.0%
Hasbro, Inc. 3% 11/19/24	552,000	530,344
Multiline Retail - 0.1%
Dollar Tree, Inc. 4% 5/15/25	219,000	213,803
Kohl's Corp.:
4.25% 7/17/25	100,000	93,750
9.5% 5/15/25	43,000	45,333
Macy's Retail Holdings LLC 4.3% 2/15/43	130,000	78,351
Nordstrom, Inc.:
4% 3/15/27	124,000	103,242
5% 1/15/44	55,000	33,413
Target Corp.:
3.9% 11/15/47	405,000	329,946
4% 7/1/42	192,000	167,400
		1,065,238
Specialty Retail - 0.4%
AutoNation, Inc.:
3.85% 3/1/32	2,004,000	1,599,546
4.75% 6/1/30	96,000	85,651
AutoZone, Inc.:
3.125% 7/15/23	105,000	103,753
3.25% 4/15/25	110,000	105,420
3.625% 4/15/25	461,000	446,038
3.75% 6/1/27	159,000	151,641
4% 4/15/30	996,000	922,244
Lowe's Companies, Inc.:
1.3% 4/15/28	220,000	182,821
1.7% 10/15/30	334,000	261,189
3.35% 4/1/27	85,000	79,795
3.65% 4/5/29	294,000	271,636
3.7% 4/15/46	96,000	71,083
3.75% 4/1/32	899,000	799,695
4.05% 5/3/47	315,000	246,370
4.25% 4/1/52	1,065,000	844,335
4.45% 4/1/62	1,098,000	853,581
4.5% 4/15/30	811,000	777,222
O'Reilly Automotive, Inc.:
3.85% 6/15/23	77,000	76,582
4.2% 4/1/30	148,000	139,639
The Home Depot, Inc.:
2.375% 3/15/51	180,000	107,382
2.5% 4/15/27	333,000	306,419
2.8% 9/14/27	137,000	126,896
2.95% 6/15/29	574,000	519,280
3% 4/1/26	275,000	261,710
3.125% 12/15/49	183,000	129,573
3.3% 4/15/40	167,000	132,966
3.75% 2/15/24	184,000	182,121
3.9% 12/6/28	158,000	152,098
3.9% 6/15/47	235,000	193,181
4.2% 4/1/43	43,000	37,624
4.25% 4/1/46	90,000	77,923
4.5% 12/6/48	205,000	185,891
4.875% 2/15/44	79,000	75,536
5.875% 12/16/36	405,000	433,113
		10,939,954
Textiles, Apparel & Luxury Goods - 0.0%
NIKE, Inc.:
2.4% 3/27/25	171,000	163,329
2.85% 3/27/30	165,000	147,451
3.25% 3/27/40	334,000	271,320
3.375% 11/1/46	123,000	95,173
3.375% 3/27/50	165,000	129,084
Tapestry, Inc. 3.05% 3/15/32	80,000	62,264
		868,621
TOTAL CONSUMER DISCRETIONARY		30,049,885
CONSUMER STAPLES - 2.1%
Beverages - 1.0%
Anheuser-Busch Companies LLC / Anheuser-Busch InBev Worldwide, Inc. 4.9% 2/1/46	10,000,000	9,090,752
Anheuser-Busch InBev Finance, Inc.:
4.625% 2/1/44	158,000	142,002
4.7% 2/1/36	1,297,000	1,224,942
4.9% 2/1/46	1,943,000	1,766,333
Anheuser-Busch InBev Worldwide, Inc.:
3.5% 6/1/30	465,000	423,302
4.35% 6/1/40	443,000	389,285
4.439% 10/6/48	203,000	173,367
4.5% 6/1/50	628,000	549,273
4.6% 4/15/48	514,000	446,641
4.6% 6/1/60	465,000	403,321
4.75% 4/15/58	722,000	633,767
5.45% 1/23/39	589,000	587,709
5.55% 1/23/49	2,509,000	2,480,392
5.8% 1/23/59 (Reg. S)	1,804,000	1,845,249
8.2% 1/15/39	77,000	96,205
Constellation Brands, Inc.:
3.5% 5/9/27	274,000	256,530
3.7% 12/6/26	207,000	196,834
5.25% 11/15/48	199,000	186,428
Diageo Capital PLC:
1.375% 9/29/25	380,000	348,423
2% 4/29/30	407,000	334,303
2.125% 4/29/32	367,000	292,279
Dr. Pepper Snapple Group, Inc. 3.8% 5/1/50	87,000	65,329
Molson Coors Beverage Co.:
3% 7/15/26	1,419,000	1,316,906
4.2% 7/15/46	363,000	281,458
5% 5/1/42	1,644,000	1,458,190
PepsiCo, Inc.:
1.4% 2/25/31	430,000	338,713
1.625% 5/1/30	1,184,000	963,035
2.375% 10/6/26	185,000	172,114
3% 10/15/27	499,000	467,938
3.6% 8/13/42	82,000	68,169
3.875% 3/19/60	167,000	142,188
4.25% 10/22/44	165,000	146,779
4.45% 4/14/46	159,000	148,653
The Coca-Cola Co.:
1.375% 3/15/31	334,000	260,481
1.45% 6/1/27	230,000	203,038
1.65% 6/1/30	230,000	188,171
2.5% 6/1/40	230,000	167,595
2.5% 3/15/51	167,000	108,049
2.6% 6/1/50	230,000	152,345
2.75% 6/1/60	230,000	153,543
3.375% 3/25/27	713,000	683,789
3.45% 3/25/30	436,000	405,455
		29,759,275
Food & Staples Retailing - 0.2%
Costco Wholesale Corp.:
1.375% 6/20/27	483,000	423,035
2.75% 5/18/24	165,000	160,702
Kroger Co.:
1.7% 1/15/31	145,000	111,789
2.65% 10/15/26	78,000	71,593
3.5% 2/1/26	110,000	105,020
3.95% 1/15/50	100,000	77,627
5.15% 8/1/43	75,000	69,023
5.4% 1/15/49	178,000	169,829
Sysco Corp.:
3.3% 7/15/26	90,000	84,895
3.3% 2/15/50	387,000	265,091
3.75% 10/1/25	156,000	150,954
6.6% 4/1/40	270,000	289,330
Walgreens Boots Alliance, Inc.:
3.2% 4/15/30	344,000	297,692
3.45% 6/1/26	137,000	130,240
4.65% 6/1/46	151,000	119,870
Walmart, Inc.:
2.95% 9/24/49	173,000	125,386
3.3% 4/22/24	521,000	510,389
3.4% 6/26/23	257,000	255,286
3.7% 6/26/28	337,000	325,603
4.05% 6/29/48	498,000	441,954
4.3% 4/22/44	165,000	150,201
5.625% 4/1/40	55,000	58,730
5.625% 4/15/41	126,000	135,893
6.5% 8/15/37	227,000	265,307
		4,795,439
Food Products - 0.4%
Campbell Soup Co. 4.8% 3/15/48	384,000	338,688
Conagra Brands, Inc.:
3.2% 1/25/23	126,000	125,906
4.3% 5/1/24	246,000	242,613
4.85% 11/1/28	374,000	364,699
5.3% 11/1/38	136,000	128,066
5.4% 11/1/48	246,000	227,310
General Mills, Inc.:
2.875% 4/15/30	289,000	249,675
3% 2/1/51	168,000	114,873
4.2% 4/17/28	472,000	456,108
JBS U.S.A. Lux SA / JBS Food Co.:
2.5% 1/15/27 (b)	1,107,000	968,315
3% 5/15/32 (b)	991,000	759,949
3.625% 1/15/32 (b)	381,000	308,610
5.125% 2/1/28 (b)	1,205,000	1,141,584
5.5% 1/15/30 (b)	159,000	151,292
5.75% 4/1/33 (b)	2,485,000	2,370,143
Kraft Heinz Foods Co.:
3.875% 5/15/27	1,001,000	956,352
4.375% 6/1/46	500,000	406,301
Tyson Foods, Inc.:
3.95% 8/15/24	208,000	204,649
4% 3/1/26	202,000	195,724
4.35% 3/1/29	247,000	235,508
5.1% 9/28/48	256,000	236,177
Unilever Capital Corp. 1.375% 9/14/30	503,000	392,897
		10,575,439
Household Products - 0.1%
Colgate-Palmolive Co. 3.25% 3/15/24	274,000	269,428
Kimberly-Clark Corp.:
1.05% 9/15/27	579,000	493,725
2.4% 6/1/23	219,000	216,801
3.1% 3/26/30	116,000	104,349
3.2% 7/30/46	69,000	49,384
3.95% 11/1/28	234,000	225,522
Procter & Gamble Co.:
1% 4/23/26	315,000	282,146
1.95% 4/23/31	500,000	415,940
2.85% 8/11/27	123,000	114,888
3% 3/25/30	272,000	248,505
3.1% 8/15/23	274,000	270,858
		2,691,546
Personal Products - 0.0%
Estee Lauder Companies, Inc. 1.95% 3/15/31	467,000	377,682
Tobacco - 0.4%
Altria Group, Inc.:
3.8% 2/14/24	127,000	124,877
3.875% 9/16/46	274,000	183,209
4.25% 8/9/42	963,000	713,669
4.5% 5/2/43	466,000	349,847
4.8% 2/14/29	491,000	471,128
5.375% 1/31/44	422,000	371,951
5.8% 2/14/39	256,000	236,049
5.95% 2/14/49	452,000	401,932
BAT Capital Corp.:
3.222% 8/15/24	282,000	271,534
3.557% 8/15/27	580,000	529,866
4.39% 8/15/37	298,000	231,695
4.54% 8/15/47	459,000	324,318
4.758% 9/6/49	334,000	241,905
Imperial Tobacco Finance PLC:
4.25% 7/21/25 (b)	1,945,000	1,857,496
6.125% 7/27/27 (b)	1,309,000	1,302,669
Philip Morris International, Inc.:
2.125% 5/10/23	85,000	84,168
2.75% 2/25/26	103,000	96,479
3.6% 11/15/23	101,000	99,861
3.875% 8/21/42	132,000	100,213
4.125% 3/4/43	274,000	216,496
4.875% 11/15/43	165,000	144,245
6.375% 5/16/38	40,000	42,579
Reynolds American, Inc.:
4.45% 6/12/25	488,000	477,390
4.85% 9/15/23	49,000	48,893
5.7% 8/15/35	153,000	138,107
5.85% 8/15/45	116,000	98,808
6.15% 9/15/43	502,000	447,750
7.25% 6/15/37	570,000	582,814
		10,189,948
TOTAL CONSUMER STAPLES		58,389,329
ENERGY - 3.0%
Energy Equipment & Services - 0.1%
Baker Hughes Co.:
4.08% 12/15/47	659,000	513,999
5.125% 9/15/40	55,000	50,712
Halliburton Co.:
2.92% 3/1/30	264,000	226,332
3.8% 11/15/25	14,000	13,617
4.85% 11/15/35	270,000	249,781
5% 11/15/45	207,000	183,287
7.45% 9/15/39	41,000	46,233
		1,283,961
Oil, Gas & Consumable Fuels - 2.9%
Apache Corp. 5.1% 9/1/40	82,000	67,954
Boardwalk Pipelines LP 4.95% 12/15/24	130,000	128,429
BP Capital Markets PLC 3.279% 9/19/27	349,000	328,152
Canadian Natural Resources Ltd.:
3.8% 4/15/24	852,000	834,919
3.9% 2/1/25	51,000	49,568
4.95% 6/1/47	175,000	151,803
5.85% 2/1/35	644,000	619,576
6.25% 3/15/38	188,000	185,992
Cenovus Energy, Inc.:
2.65% 1/15/32	196,000	156,486
5.4% 6/15/47	258,000	230,765
6.75% 11/15/39	25,000	25,939
Chevron Corp.:
1.141% 5/11/23	214,000	211,227
1.554% 5/11/25	204,000	189,773
1.995% 5/11/27	171,000	153,570
2.236% 5/11/30	204,000	174,808
2.895% 3/3/24	645,000	630,422
2.954% 5/16/26	302,000	286,424
2.978% 5/11/40	171,000	127,775
3.078% 5/11/50	204,000	146,402
Chevron U.S.A., Inc.:
4.2% 10/15/49	120,000	99,412
4.95% 8/15/47	378,000	348,641
Columbia Pipeline Group, Inc. 4.5% 6/1/25	259,000	255,041
ConocoPhillips Co.:
5.95% 3/15/46	165,000	176,052
6.5% 2/1/39	206,000	230,829
DCP Midstream Operating LP:
3.875% 3/15/23	325,000	323,154
5.6% 4/1/44	154,000	143,586
6.45% 11/3/36 (b)	311,000	304,756
6.75% 9/15/37 (b)	1,205,000	1,214,626
Devon Energy Corp.:
5% 6/15/45	456,000	393,719
5.6% 7/15/41	79,000	73,702
Eastern Gas Transmission & Storage, Inc. 3.9% 11/15/49	334,000	235,908
Empresa Nacional de Petroleo 4.375% 10/30/24 (b)	445,000	431,594
Enbridge, Inc.:
3.5% 6/10/24	77,000	74,877
4% 10/1/23	353,000	350,157
4.25% 12/1/26	223,000	214,395
5.5% 12/1/46	397,000	373,237
Energy Transfer LP:
3.6% 2/1/23	234,000	233,550
3.75% 5/15/30	750,000	661,264
3.9% 5/15/24 (c)	166,000	161,671
3.9% 7/15/26	206,000	194,632
4.2% 9/15/23	149,000	148,065
4.25% 3/15/23	128,000	127,687
4.5% 4/15/24	158,000	155,751
4.95% 6/15/28	767,000	741,678
5% 5/15/50	3,892,000	3,109,439
5.15% 3/15/45	219,000	181,262
5.25% 4/15/29	258,000	249,475
5.3% 4/1/44	159,000	134,241
5.4% 10/1/47	420,000	355,764
5.8% 6/15/38	523,000	478,812
6% 6/15/48	923,000	832,036
6.125% 12/15/45	120,000	111,029
6.25% 4/15/49	257,000	238,978
Enterprise Products Operating LP:
3.3% 2/15/53	104,000	69,179
3.7% 2/15/26	652,000	628,388
3.95% 2/15/27	710,000	680,952
4.2% 1/31/50	163,000	128,162
4.25% 2/15/48	547,000	438,920
4.8% 2/1/49	201,000	171,275
4.85% 8/15/42	69,000	60,951
4.85% 3/15/44	137,000	120,758
4.9% 5/15/46	117,000	101,737
5.7% 2/15/42	55,000	53,271
7.55% 4/15/38	55,000	61,385
EOG Resources, Inc. 4.15% 1/15/26	154,000	150,971
Equinor ASA:
2.375% 5/22/30	316,000	268,745
3.125% 4/6/30	274,000	246,008
3.625% 9/10/28	331,000	313,210
3.7% 3/1/24	100,000	98,561
3.7% 4/6/50	438,000	345,415
5.1% 8/17/40	55,000	54,009
Exxon Mobil Corp.:
1.571% 4/15/23	1,001,000	991,616
2.726% 3/1/23	274,000	273,160
3.043% 3/1/26	228,000	217,458
3.452% 4/15/51	114,000	85,823
3.482% 3/19/30	2,355,000	2,196,279
3.567% 3/6/45	182,000	143,164
Hess Corp.:
3.5% 7/15/24	104,000	100,971
4.3% 4/1/27	614,000	586,403
5.6% 2/15/41	2,043,000	1,931,185
5.8% 4/1/47	117,000	111,696
7.125% 3/15/33	126,000	135,709
7.3% 8/15/31	168,000	182,398
7.875% 10/1/29	551,000	610,690
Kinder Morgan Energy Partners LP:
3.45% 2/15/23	548,000	546,816
3.5% 9/1/23	55,000	54,413
4.25% 9/1/24	411,000	403,979
4.7% 11/1/42	104,000	85,915
5% 3/1/43	27,000	23,062
5.5% 3/1/44	192,000	173,617
5.625% 9/1/41	27,000	24,768
6.55% 9/15/40	140,000	140,314
Kinder Morgan, Inc.:
4.3% 3/1/28	273,000	261,514
5.2% 3/1/48	241,000	207,945
5.3% 12/1/34	234,000	218,990
5.55% 6/1/45	573,000	522,468
Magellan Midstream Partners LP:
4.25% 9/15/46	151,000	114,038
5% 3/1/26	82,000	81,453
Marathon Oil Corp. 5.2% 6/1/45	137,000	117,252
Marathon Petroleum Corp.:
4.5% 4/1/48	160,000	127,774
4.7% 5/1/25	601,000	591,810
6.5% 3/1/41	27,000	27,735
MPLX LP:
4.125% 3/1/27	259,000	244,629
4.5% 7/15/23	248,000	246,997
4.7% 4/15/48	535,000	422,185
4.8% 2/15/29	393,000	376,077
4.875% 12/1/24	344,000	341,187
4.95% 9/1/32	2,488,000	2,332,963
5.2% 3/1/47	168,000	142,588
5.5% 2/15/49	662,000	581,826
Occidental Petroleum Corp.:
6.2% 3/15/40	214,000	209,419
6.45% 9/15/36	578,000	589,560
6.6% 3/15/46	717,000	737,786
7.5% 5/1/31	964,000	1,030,005
ONEOK, Inc.:
4.45% 9/1/49	160,000	118,891
4.95% 7/13/47	160,000	128,868
5.2% 7/15/48	83,000	69,137
Ovintiv, Inc. 6.5% 2/1/38	244,000	241,742
Petroleos Mexicanos:
4.5% 1/23/26	668,000	605,876
5.95% 1/28/31	457,000	345,492
6.35% 2/12/48	1,658,000	1,006,510
6.49% 1/23/27	481,000	439,153
6.5% 3/13/27	607,000	551,611
6.5% 1/23/29	698,000	595,994
6.7% 2/16/32	634,000	496,898
6.75% 9/21/47	1,520,000	968,058
6.84% 1/23/30	2,319,000	1,917,813
6.95% 1/28/60	989,000	625,790
7.69% 1/23/50	2,036,000	1,407,385
8.75% 6/2/29	15,000,000	14,037,188
Phillips 66 Co.:
3.85% 4/9/25	77,000	75,107
4.875% 11/15/44	27,000	24,669
5.875% 5/1/42	260,000	266,324
Plains All American Pipeline LP/PAA Finance Corp.:
3.55% 12/15/29	166,000	143,933
3.6% 11/1/24	371,000	358,689
4.65% 10/15/25	336,000	328,784
4.9% 2/15/45	52,000	40,283
6.65% 1/15/37	77,000	75,756
Sabine Pass Liquefaction LLC 4.5% 5/15/30	1,002,000	928,771
Shell International Finance BV:
2% 11/7/24	270,000	256,689
2.375% 11/7/29	907,000	783,870
3.125% 11/7/49	384,000	269,861
3.25% 5/11/25	388,000	375,963
3.5% 11/13/23	192,000	189,718
3.875% 11/13/28	234,000	225,342
4% 5/10/46	110,000	89,695
4.375% 5/11/45	365,000	318,936
6.375% 12/15/38	115,000	126,439
Spectra Energy Partners LP:
3.375% 10/15/26	447,000	415,943
4.75% 3/15/24	132,000	131,107
Suncor Energy, Inc.:
4% 11/15/47	137,000	103,860
6.8% 5/15/38	232,000	243,023
6.85% 6/1/39	55,000	57,722
The Williams Companies, Inc.:
3.5% 11/15/30	1,068,000	933,730
3.75% 6/15/27	640,000	602,402
3.9% 1/15/25	250,000	243,458
4.3% 3/4/24	684,000	675,727
4.5% 11/15/23	220,000	218,377
4.55% 6/24/24	1,831,000	1,810,963
4.65% 8/15/32	2,571,000	2,393,354
4.85% 3/1/48	231,000	195,229
5.3% 8/15/52	581,000	519,499
5.75% 6/24/44	52,000	49,508
Total Capital International SA:
2.7% 1/25/23	52,000	51,934
3.127% 5/29/50	98,000	69,209
3.455% 2/19/29	585,000	542,285
3.461% 7/12/49	179,000	133,743
3.75% 4/10/24	55,000	54,228
TransCanada PipeLines Ltd.:
4.75% 5/15/38	288,000	256,698
4.875% 1/15/26	137,000	136,136
4.875% 5/15/48	135,000	117,886
5.1% 3/15/49	96,000	87,032
6.1% 6/1/40	184,000	184,961
Transcontinental Gas Pipe Line Co. LLC:
3.25% 5/15/30	288,000	249,925
3.95% 5/15/50	572,000	434,945
4.45% 8/1/42	212,000	179,802
4.6% 3/15/48	110,000	91,423
Valero Energy Corp. 6.625% 6/15/37	149,000	158,556
Western Gas Partners LP:
3.95% 6/1/25	109,000	103,175
4.5% 3/1/28	251,000	230,293
4.65% 7/1/26	1,137,000	1,079,081
4.75% 8/15/28	145,000	132,427
		81,919,414
TOTAL ENERGY		83,203,375
FINANCIALS - 13.5%
Banks - 6.4%
Banco Santander SA:
1.849% 3/25/26	400,000	353,056
2.958% 3/25/31	400,000	317,962
3.225% 11/22/32 (c)	200,000	151,021
Bank of America Corp.:
3 month U.S. LIBOR + 0.640% 2.015% 2/13/26 (c)(d)	692,000	642,328
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.650% 1.53% 12/6/25 (c)(d)	1,351,000	1,246,028
1.658% 3/11/27 (c)	532,000	470,662
1.734% 7/22/27 (c)	690,000	604,520
2.087% 6/14/29 (c)	157,000	132,115
2.299% 7/21/32 (c)	2,174,000	1,674,212
2.651% 3/11/32 (c)	506,000	405,016
2.676% 6/19/41 (c)	340,000	228,718
2.687% 4/22/32 (c)	246,000	196,894
2.831% 10/24/51 (c)	276,000	169,199
2.972% 7/21/52 (c)	268,000	167,397
3.194% 7/23/30 (c)	1,318,000	1,133,590
3.248% 10/21/27	103,000	95,102
3.3% 1/11/23	545,000	544,814
3.366% 1/23/26 (c)	724,000	690,321
3.419% 12/20/28 (c)	3,213,000	2,909,466
3.5% 4/19/26	631,000	602,190
3.593% 7/21/28 (c)	304,000	279,859
3.705% 4/24/28 (c)	241,000	223,020
3.846% 3/8/37 (c)	197,000	163,128
3.864% 7/23/24 (c)	1,215,000	1,203,992
3.95% 4/21/25	518,000	504,122
3.97% 3/5/29 (c)	601,000	554,558
3.974% 2/7/30 (c)	388,000	352,393
4% 1/22/25	165,000	161,495
4.083% 3/20/51 (c)	173,000	135,383
4.1% 7/24/23	192,000	191,164
4.183% 11/25/27	425,000	403,113
4.2% 8/26/24	2,742,000	2,699,579
4.25% 10/22/26	645,000	623,037
4.271% 7/23/29 (c)	494,000	460,655
4.33% 3/15/50 (c)	359,000	294,448
4.443% 1/20/48 (c)	418,000	352,514
4.45% 3/3/26	547,000	535,987
4.571% 4/27/33 (c)	10,000,000	9,147,028
5% 1/21/44	147,000	135,151
5.015% 7/22/33 (c)	2,951,000	2,801,656
5.875% 2/7/42	90,000	91,708
6.11% 1/29/37	194,000	196,204
7.75% 5/14/38	114,000	132,517
Bank of Montreal:
3.3% 2/5/24	444,000	435,678
3.803% 12/15/32 (c)	320,000	281,767
Bank of Nova Scotia:
3.4% 2/11/24	1,109,000	1,090,638
4.5% 12/16/25	435,000	426,320
Barclays PLC:
2.279% 11/24/27 (c)	500,000	432,188
2.852% 5/7/26 (c)	1,383,000	1,285,118
2.894% 11/24/32 (c)	520,000	396,023
3.932% 5/7/25 (c)	435,000	421,836
4.375% 1/12/26	781,000	755,767
4.836% 5/9/28	263,000	242,485
4.95% 1/10/47	443,000	377,066
5.088% 6/20/30 (c)	923,000	850,139
5.2% 5/12/26	781,000	759,519
BB&T Corp. 3.75% 12/6/23	482,000	476,872
BNP Paribas SA 2.219% 6/9/26 (b)(c)	947,000	869,477
Canadian Imperial Bank of Commerce 3.6% 4/7/32	398,000	350,741
Citigroup, Inc.:
3 month U.S. LIBOR + 1.150% 3.52% 10/27/28 (c)(d)	632,000	576,634
1.122% 1/28/27 (c)	487,000	424,413
2.561% 5/1/32 (c)	414,000	326,838
3.106% 4/8/26 (c)	854,000	808,382
3.352% 4/24/25 (c)	623,000	604,110
3.668% 7/24/28 (c)	1,119,000	1,027,678
3.7% 1/12/26	305,000	293,386
3.875% 3/26/25	1,193,000	1,159,914
3.887% 1/10/28 (c)	123,000	114,940
3.98% 3/20/30 (c)	976,000	880,240
4.125% 7/25/28	423,000	393,706
4.3% 11/20/26	218,000	210,880
4.4% 6/10/25	110,000	107,965
4.412% 3/31/31 (c)	1,601,000	1,470,193
4.45% 9/29/27	3,118,000	2,972,727
4.6% 3/9/26	441,000	433,159
4.65% 7/23/48	389,000	334,549
4.75% 5/18/46	216,000	179,487
4.91% 5/24/33 (c)	11,248,000	10,532,998
5.3% 5/6/44	55,000	49,529
5.5% 9/13/25	831,000	836,086
5.875% 1/30/42	149,000	149,824
8.125% 7/15/39	219,000	269,147
Citizens Financial Group, Inc. 2.638% 9/30/32	662,000	491,371
Comerica, Inc. 3.8% 7/22/26	100,000	95,456
Commonwealth Bank of Australia 3.61% 9/12/34 (b)(c)	328,000	271,492
Discover Bank 4.2% 8/8/23	358,000	355,670
Export-Import Bank of Korea:
0.625% 2/9/26	719,000	633,537
2.875% 1/21/25	208,000	199,472
Fifth Third Bancorp:
2.55% 5/5/27	407,000	365,400
8.25% 3/1/38	57,000	70,537
First Citizens Bank & Trust Co. 3.929% 6/19/24 (c)	210,000	208,175
HSBC Holdings PLC:
2.013% 9/22/28 (c)	1,336,000	1,116,636
2.099% 6/4/26 (c)	500,000	454,998
3.803% 3/11/25 (c)	891,000	866,166
3.9% 5/25/26	302,000	287,630
4.25% 3/14/24	276,000	271,101
4.292% 9/12/26 (c)	1,276,000	1,220,567
4.375% 11/23/26	787,000	755,776
4.95% 3/31/30	398,000	379,573
6.5% 9/15/37	288,000	277,085
6.8% 6/1/38	167,000	167,690
HSBC U.S.A., Inc. 3.5% 6/23/24	192,000	187,174
ING Groep NV:
1.726% 4/1/27 (c)	253,000	223,267
2.727% 4/1/32 (c)	256,000	203,962
Intesa Sanpaolo SpA:
5.017% 6/26/24 (b)	545,000	524,119
5.71% 1/15/26 (b)	1,614,000	1,551,054
Japan Bank International Cooperation:
0.625% 5/22/23	778,000	765,274
1.25% 1/21/31	1,072,000	834,434
2.375% 4/20/26	358,000	331,998
2.875% 6/1/27	208,000	193,543
3.25% 7/20/28	246,000	229,144
3.375% 10/31/23	890,000	877,157
JPMorgan Chase & Co.:
0.768% 8/9/25 (c)	1,241,000	1,145,377
1.47% 9/22/27 (c)	821,000	710,791
1.953% 2/4/32 (c)	440,000	336,567
2.083% 4/22/26 (c)	1,010,000	937,579
2.522% 4/22/31 (c)	329,000	269,216
2.545% 11/8/32 (c)	642,000	507,457
2.95% 10/1/26	692,000	645,377
2.956% 5/13/31 (c)	884,000	728,377
3.109% 4/22/51 (c)	409,000	267,971
3.22% 3/1/25 (c)	478,000	464,586
3.3% 4/1/26	247,000	234,140
3.509% 1/23/29 (c)	867,000	786,829
3.54% 5/1/28 (c)	466,000	428,820
3.559% 4/23/24 (c)	274,000	272,195
3.797% 7/23/24 (c)	1,098,000	1,087,090
3.875% 9/10/24	6,391,000	6,255,955
3.882% 7/24/38 (c)	123,000	102,090
3.9% 7/15/25	592,000	578,754
3.96% 1/29/27 (c)	334,000	318,384
3.964% 11/15/48 (c)	258,000	201,240
4.005% 4/23/29 (c)	563,000	520,852
4.125% 12/15/26	1,929,000	1,863,870
4.203% 7/23/29 (c)	1,198,000	1,116,300
4.323% 4/26/28 (c)	326,000	311,326
4.452% 12/5/29 (c)	335,000	314,685
4.493% 3/24/31 (c)	1,607,000	1,500,868
4.586% 4/26/33 (c)	8,275,000	7,660,690
4.85% 2/1/44	137,000	124,837
4.912% 7/25/33 (c)	5,778,000	5,501,389
4.95% 6/1/45	262,000	234,083
5.5% 10/15/40	156,000	153,716
5.6% 7/15/41	41,000	40,985
5.625% 8/16/43	137,000	133,020
5.717% 9/14/33 (c)	2,300,000	2,244,923
Korea Development Bank:
0.4% 6/19/24	300,000	280,747
1.625% 1/19/31	367,000	288,498
Lloyds Banking Group PLC:
4.344% 1/9/48	411,000	299,596
4.582% 12/10/25	320,000	309,855
4.65% 3/24/26	236,000	225,977
Mitsubishi UFJ Financial Group, Inc.:
1.538% 7/20/27 (c)	309,000	267,884
2.309% 7/20/32 (c)	300,000	230,881
2.801% 7/18/24	224,000	215,269
3.195% 7/18/29	390,000	340,536
3.455% 3/2/23	503,000	501,928
3.751% 7/18/39	217,000	176,279
3.961% 3/2/28	603,000	572,829
Mizuho Financial Group, Inc.:
1.554% 7/9/27 (c)	317,000	276,153
2.226% 5/25/26 (c)	374,000	343,509
2.26% 7/9/32 (c)	314,000	239,295
2.591% 5/25/31 (c)	454,000	364,722
3.549% 3/5/23	329,000	328,262
NatWest Group PLC:
3 month U.S. LIBOR + 1.750% 4.892% 5/18/29 (c)(d)	234,000	221,402
3.073% 5/22/28 (c)	584,000	521,891
3.754% 11/1/29 (c)	354,000	328,334
4.8% 4/5/26	358,000	350,099
5.125% 5/28/24	2,577,000	2,552,673
NatWest Markets PLC 2.375% 5/21/23 (b)	1,092,000	1,078,091
Oesterreichische Kontrollbank AG 0.375% 9/17/25	299,000	268,143
PNC Financial Services Group, Inc.:
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.000% 4.626% 6/6/33 (c)(d)	15,000,000	13,857,272
1.15% 8/13/26	345,000	302,832
2.2% 11/1/24	185,000	176,762
2.6% 7/23/26	667,000	617,423
3.5% 1/23/24	479,000	471,897
3.9% 4/29/24	155,000	153,101
Rabobank Nederland:
3.75% 7/21/26	528,000	495,761
4.375% 8/4/25	936,000	913,585
5.25% 5/24/41	82,000	82,053
Rabobank Nederland New York Branch 2.75% 1/10/23	466,000	465,824
Royal Bank of Canada:
1.2% 4/27/26	308,000	273,852
2.05% 1/21/27	567,000	512,078
4.65% 1/27/26	356,000	351,244
Santander Holdings U.S.A., Inc. 2.49% 1/6/28 (c)	717,000	615,174
Santander UK Group Holdings PLC 2.469% 1/11/28 (c)	334,000	285,222
Societe Generale:
1.038% 6/18/25 (b)(c)	1,987,000	1,839,439
1.488% 12/14/26 (b)(c)	1,222,000	1,062,118
Sumitomo Mitsui Financial Group, Inc.:
1.474% 7/8/25	390,000	355,355
2.142% 9/23/30	380,000	292,362
2.174% 1/14/27	781,000	692,312
2.348% 1/15/25	247,000	233,712
2.75% 1/15/30	234,000	196,348
3.05% 1/14/42	400,000	279,537
3.102% 1/17/23	1,046,000	1,045,325
3.936% 10/16/23	430,000	425,204
The Toronto-Dominion Bank:
2.65% 6/12/24	637,000	616,209
3.25% 3/11/24	834,000	816,457
3.5% 7/19/23	274,000	272,029
Truist Financial Corp. 1.267% 3/2/27 (c)	899,000	796,424
U.S. Bancorp:
1.375% 7/22/30	334,000	258,147
3% 7/30/29	297,000	260,759
3.1% 4/27/26	247,000	233,296
Wells Fargo & Co.:
2.164% 2/11/26 (c)	1,018,000	949,013
2.188% 4/30/26 (c)	806,000	750,110
2.406% 10/30/25 (c)	1,970,000	1,862,982
2.572% 2/11/31 (c)	644,000	533,275
3% 10/23/26	557,000	514,788
3.068% 4/30/41 (c)	487,000	347,372
3.35% 3/2/33 (c)	157,000	132,256
3.526% 3/24/28 (c)	1,167,000	1,080,643
3.584% 5/22/28 (c)	287,000	266,478
3.9% 5/1/45	130,000	100,131
4.1% 6/3/26	88,000	85,206
4.4% 6/14/46	196,000	157,432
4.478% 4/4/31 (c)	1,796,000	1,683,581
4.75% 12/7/46	439,000	367,639
4.897% 7/25/33 (c)	6,935,000	6,585,012
4.9% 11/17/45	265,000	228,131
5.013% 4/4/51 (c)	2,815,000	2,495,869
5.375% 11/2/43	184,000	171,060
5.606% 1/15/44	312,000	302,482
Westpac Banking Corp.:
1.953% 11/20/28	200,000	170,079
2.85% 5/13/26	130,000	121,917
3.3% 2/26/24	891,000	875,134
4.11% 7/24/34 (c)	800,000	685,895
4.421% 7/24/39	160,000	132,068
Zions Bancorp NA 4.5% 6/13/23	6,000	5,989
		180,832,046
Capital Markets - 3.3%
Affiliated Managers Group, Inc.:
3.5% 8/1/25	826,000	791,877
4.25% 2/15/24	538,000	531,274
Ares Capital Corp.:
2.15% 7/15/26	705,000	596,904
3.25% 7/15/25	173,000	159,190
3.875% 1/15/26	1,565,000	1,434,246
4.2% 6/10/24	1,118,000	1,079,273
Bank of New York Mellon Corp.:
1.8% 7/28/31	574,000	443,025
2.8% 5/4/26	154,000	144,432
2.95% 1/29/23	411,000	410,502
BlackRock, Inc.:
2.1% 2/25/32	397,000	319,425
3.5% 3/18/24	80,000	78,693
Brookfield Finance, Inc. 2.724% 4/15/31	690,000	553,430
Charles Schwab Corp.:
0.75% 3/18/24	768,000	729,882
2% 3/20/28	579,000	508,898
2.45% 3/3/27	667,000	608,059
CME Group, Inc.:
2.65% 3/15/32	97,000	81,251
5.3% 9/15/43	170,000	176,120
Credit Suisse AG 3.625% 9/9/24	272,000	253,623
Credit Suisse Group AG:
2.593% 9/11/25 (b)(c)	1,329,000	1,174,916
3.75% 3/26/25	585,000	526,523
3.8% 6/9/23	1,626,000	1,583,318
3.869% 1/12/29 (b)(c)	505,000	404,782
4.194% 4/1/31 (b)(c)	1,208,000	937,763
4.55% 4/17/26	323,000	284,877
4.875% 5/15/45	310,000	211,998
6.537% 8/12/33 (b)(c)	7,000,000	6,141,753
Deutsche Bank AG:
4.1% 1/13/26	330,000	316,756
4.5% 4/1/25	1,502,000	1,427,169
Deutsche Bank AG New York Branch:
2.311% 11/16/27 (c)	171,000	144,988
3.7% 5/30/24	269,000	261,402
3.95% 2/27/23	473,000	471,366
4.1% 1/13/26	598,000	574,714
Goldman Sachs Group, Inc.:
0.855% 2/12/26 (c)	471,000	425,889
1.093% 12/9/26 (c)	1,144,000	1,008,466
2.383% 7/21/32 (c)	1,960,000	1,520,781
2.6% 2/7/30	334,000	278,729
2.615% 4/22/32 (c)	848,000	676,272
2.65% 10/21/32 (c)	434,000	342,673
3.102% 2/24/33 (c)	6,994,000	5,678,992
3.2% 2/23/23	1,533,000	1,529,155
3.272% 9/29/25 (c)	167,000	160,926
3.436% 2/24/43 (c)	137,000	100,664
3.5% 1/23/25	1,432,000	1,383,305
3.691% 6/5/28 (c)	5,717,000	5,311,842
3.8% 3/15/30	1,945,000	1,748,505
3.85% 1/26/27	829,000	789,311
4.25% 10/21/25	422,000	411,849
4.411% 4/23/39 (c)	130,000	112,324
4.75% 10/21/45	433,000	379,630
5.95% 1/15/27	411,000	421,811
6.75% 10/1/37	843,000	899,501
Intercontinental Exchange, Inc.:
1.85% 9/15/32	310,000	233,565
2.65% 9/15/40	310,000	215,170
3.75% 12/1/25	158,000	153,524
3.75% 9/21/28	256,000	241,886
4.25% 9/21/48	290,000	243,806
Jefferies Financial Group, Inc.:
2.625% 10/15/31	67,000	51,110
4.15% 1/23/30	387,000	345,496
Moody's Corp.:
3.25% 1/15/28	737,000	679,338
3.75% 3/24/25	637,000	619,334
4.875% 2/15/24	281,000	280,095
4.875% 12/17/48	284,000	256,350
Morgan Stanley:
3 month U.S. LIBOR + 1.430% 4.457% 4/22/39 (c)(d)	207,000	181,721
1.164% 10/21/25 (c)	390,000	359,000
1.512% 7/20/27 (c)	270,000	234,303
1.593% 5/4/27 (c)	393,000	344,753
2.188% 4/28/26 (c)	672,000	624,466
2.239% 7/21/32 (c)	255,000	195,634
2.511% 10/20/32 (c)	137,000	107,211
2.72% 7/22/25 (c)	520,000	497,130
3.125% 1/23/23	4,943,000	4,938,463
3.125% 7/27/26	2,912,000	2,716,232
3.217% 4/22/42 (c)	498,000	368,508
3.591% 7/22/28 (c)	984,000	902,575
3.622% 4/1/31 (c)	1,260,000	1,099,984
3.625% 1/20/27	1,381,000	1,302,304
3.737% 4/24/24 (c)	628,000	624,605
3.75% 2/25/23	186,000	185,618
3.772% 1/24/29 (c)	337,000	308,609
3.875% 1/27/26	144,000	139,395
3.95% 4/23/27	937,000	884,896
3.971% 7/22/38 (c)	171,000	143,974
4.3% 1/27/45	55,000	46,878
4.375% 1/22/47	304,000	257,265
4.431% 1/23/30 (c)	552,000	513,748
4.889% 7/20/33 (c)	10,161,000	9,546,476
5% 11/24/25	1,838,000	1,832,460
5.597% 3/24/51 (c)	355,000	352,949
6.342% 10/18/33 (c)	10,200,000	10,687,607
6.375% 7/24/42	80,000	86,770
7.25% 4/1/32	27,000	30,379
Nomura Holdings, Inc. 3.103% 1/16/30	660,000	550,468
Northern Trust Corp. 1.95% 5/1/30	592,000	486,340
Peachtree Corners Funding Trust 3.976% 2/15/25 (b)	628,000	606,196
S&P Global, Inc.:
2.9% 3/1/32 (b)	1,181,000	1,007,339
2.95% 1/22/27	167,000	156,226
State Street Corp.:
1.684% 11/18/27 (c)	548,000	485,399
2.65% 5/19/26	207,000	194,496
UBS Group AG:
1.494% 8/10/27 (b)(c)	732,000	629,783
4.125% 9/24/25 (b)	661,000	642,707
		94,135,595
Consumer Finance - 2.0%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
1.65% 10/29/24	2,018,000	1,861,404
2.45% 10/29/26	878,000	767,760
2.875% 8/14/24	1,146,000	1,085,014
3% 10/29/28	730,000	611,576
3.3% 1/30/32	567,000	443,258
3.4% 10/29/33	204,000	154,672
3.5% 1/15/25	1,042,000	992,379
3.85% 10/29/41	204,000	144,223
3.875% 1/23/28	430,000	386,719
4.125% 7/3/23	526,000	522,324
4.45% 10/1/25	270,000	259,534
4.45% 4/3/26	393,000	375,093
4.875% 1/16/24	864,000	855,757
6.5% 7/15/25	455,000	461,041
Ally Financial, Inc.:
1.45% 10/2/23	277,000	268,526
2.2% 11/2/28	330,000	257,291
3.05% 6/5/23	1,381,000	1,365,371
5.125% 9/30/24	268,000	265,348
5.8% 5/1/25	1,168,000	1,161,876
7.1% 11/15/27	2,990,000	3,041,915
8% 11/1/31	5,339,000	5,511,697
American Express Co.:
2.5% 7/30/24	1,065,000	1,024,226
4.05% 12/3/42	191,000	164,021
Capital One Financial Corp.:
2.6% 5/11/23	938,000	930,393
2.636% 3/3/26 (c)	612,000	573,228
3.2% 1/30/23	382,000	382,000
3.273% 3/1/30 (c)	783,000	669,441
3.3% 10/30/24	398,000	384,129
3.65% 5/11/27	1,693,000	1,592,796
3.75% 7/28/26	267,000	251,384
3.75% 3/9/27	970,000	921,704
3.8% 1/31/28	1,242,000	1,160,864
3.9% 1/29/24	468,000	462,133
4.985% 7/24/26 (c)	2,477,000	2,425,997
5.247% 7/26/30 (c)	3,190,000	3,037,986
5.268% 5/10/33 (c)	8,000,000	7,431,368
Discover Financial Services:
3.95% 11/6/24	358,000	348,459
4.1% 2/9/27	358,000	336,876
4.5% 1/30/26	1,105,000	1,068,101
6.7% 11/29/32	644,000	654,611
Ford Motor Credit Co. LLC:
4.063% 11/1/24	2,211,000	2,122,719
5.584% 3/18/24	784,000	773,690
GE Capital International Funding Co. 3.373% 11/15/25	790,000	755,663
John Deere Capital Corp.:
2.65% 6/24/24	287,000	278,305
2.65% 6/10/26	137,000	128,228
2.7% 1/6/23	274,000	273,965
2.8% 1/27/23	137,000	136,842
2.8% 3/6/23	89,000	88,686
2.8% 9/8/27	192,000	176,837
3.45% 3/7/29	548,000	508,275
Synchrony Financial:
3.7% 8/4/26	129,000	118,668
3.95% 12/1/27	965,000	860,635
4.25% 8/15/24	840,000	820,710
4.375% 3/19/24	996,000	978,068
5.15% 3/19/29	1,802,000	1,705,179
Toyota Motor Credit Corp.:
0.5% 8/14/23	500,000	486,489
1.15% 8/13/27	577,000	490,818
1.9% 1/13/27	304,000	271,264
2.7% 1/11/23	274,000	273,866
2.9% 3/30/23	973,000	969,138
3.05% 3/22/27	330,000	307,675
3.35% 1/8/24	384,000	378,917
		57,517,132
Diversified Financial Services - 1.0%
AB Svensk Exportkredit 0.25% 9/29/23	466,000	450,037
Aon Corp. / Aon Global Holdings PLC 2.6% 12/2/31	547,000	446,466
Berkshire Hathaway, Inc.:
3.125% 3/15/26	315,000	301,853
4.5% 2/11/43	55,000	51,416
Blackstone Private Credit Fund:
2.7% 1/15/25	437,000	403,739
4.7% 3/24/25	2,482,000	2,379,220
7.05% 9/29/25 (b)	3,077,000	3,052,606
BP Capital Markets America, Inc.:
2.721% 1/12/32	1,001,000	834,293
3% 2/24/50	384,000	256,117
3.017% 1/16/27	260,000	242,076
3.06% 6/17/41	234,000	173,214
Brixmor Operating Partnership LP:
3.9% 3/15/27	155,000	141,761
4.05% 7/1/30	804,000	703,343
4.125% 6/15/26	791,000	745,840
4.125% 5/15/29	819,000	732,236
Corebridge Financial, Inc.:
3.5% 4/4/25 (b)	254,000	243,503
3.65% 4/5/27 (b)	4,362,000	4,066,216
3.85% 4/5/29 (b)	355,000	323,337
3.9% 4/5/32 (b)	423,000	369,434
4.35% 4/5/42 (b)	96,000	78,754
4.4% 4/5/52 (b)	285,000	225,885
DH Europe Finance II SARL:
2.2% 11/15/24	227,000	216,288
2.6% 11/15/29	265,000	232,146
3.4% 11/15/49	287,000	216,727
Equitable Holdings, Inc.:
3.9% 4/20/23	85,000	84,719
4.35% 4/20/28	759,000	723,148
Jackson Financial, Inc.:
5.17% 6/8/27	1,172,000	1,154,696
5.67% 6/8/32	1,479,000	1,388,601
Japan International Cooperation Agency 1.75% 4/28/31	274,000	221,237
KfW:
0.25% 10/19/23	404,000	389,640
0.375% 7/18/25	472,000	426,896
0.625% 1/22/26	1,471,000	1,317,267
2% 5/2/25	105,000	99,335
2.5% 11/20/24	286,000	275,143
2.625% 2/28/24	559,000	545,239
2.875% 4/3/28	421,000	395,837
Landwirtschaftliche Rentenbank:
1.75% 7/27/26	233,000	213,126
2.5% 11/15/27	242,000	223,902
Park Aerospace Holdings Ltd. 5.5% 2/15/24 (b)	766,000	756,011
Pine Street Trust I 4.572% 2/15/29 (b)	717,000	663,053
Pine Street Trust II 5.568% 2/15/49 (b)	716,000	630,759
Voya Financial, Inc.:
3.65% 6/15/26	433,000	408,282
5.7% 7/15/43	103,000	95,464
		26,898,862
Insurance - 0.8%
ACE INA Holdings, Inc.:
1.375% 9/15/30	739,000	573,647
3.35% 5/3/26	116,000	111,042
4.35% 11/3/45	110,000	95,215
AFLAC, Inc.:
3.6% 4/1/30	167,000	151,154
4% 10/15/46	104,000	80,437
AIA Group Ltd.:
3.2% 9/16/40 (b)	438,000	312,616
3.375% 4/7/30 (b)	924,000	812,197
Allstate Corp.:
3.28% 12/15/26	129,000	122,475
4.2% 12/15/46	207,000	171,229
American International Group, Inc.:
2.5% 6/30/25	996,000	937,634
3.875% 1/15/35	74,000	64,726
3.9% 4/1/26	51,000	49,402
4.2% 4/1/28	509,000	483,115
4.375% 6/30/50	157,000	132,799
4.5% 7/16/44	243,000	210,884
4.7% 7/10/35	159,000	144,538
4.75% 4/1/48	269,000	239,874
Aon PLC:
3.5% 6/14/24	223,000	217,646
4% 11/27/23	82,000	81,190
4.6% 6/14/44	44,000	37,566
4.75% 5/15/45	161,000	139,461
Athene Holding Ltd. 3.5% 1/15/31	187,000	153,545
Baylor Scott & White Holdings:
Series 2021, 2.839% 11/15/50	484,000	315,440
3.967% 11/15/46	69,000	55,542
Berkshire Hathaway Finance Corp.:
1.45% 10/15/30	262,000	208,377
2.85% 10/15/50	367,000	245,113
4.2% 8/15/48	325,000	285,943
5.75% 1/15/40	387,000	420,179
Brighthouse Financial, Inc. 4.7% 6/22/47	260,000	190,192
Brown & Brown, Inc. 4.2% 3/17/32	217,000	188,131
Fairfax Financial Holdings Ltd. 4.625% 4/29/30	177,000	160,561
Five Corners Funding Trust II 2.85% 5/15/30 (b)	1,385,000	1,160,993
Hartford Financial Services Group, Inc.:
2.8% 8/19/29	195,000	166,936
3.6% 8/19/49	233,000	167,323
4.4% 3/15/48	266,000	219,388
Liberty Mutual Group, Inc. 4.569% 2/1/29 (b)	514,000	480,445
Lincoln National Corp.:
3.625% 12/12/26	165,000	154,560
4.35% 3/1/48	83,000	62,344
4.375% 6/15/50	167,000	124,297
Manulife Financial Corp. 4.15% 3/4/26	334,000	325,254
Markel Corp. 3.35% 9/17/29	167,000	145,047
Marsh & McLennan Companies, Inc.:
3.5% 6/3/24	52,000	50,877
3.875% 3/15/24	260,000	256,393
4.05% 10/15/23	186,000	184,002
4.2% 3/1/48	134,000	110,360
4.35% 1/30/47	77,000	64,609
4.375% 3/15/29	711,000	686,747
4.75% 3/15/39	229,000	210,425
4.9% 3/15/49	255,000	234,380
Massachusetts Mutual Life Insurance Co. 3.729% 10/15/70 (b)	730,000	478,409
MetLife, Inc.:
3.6% 11/13/25	334,000	324,529
4.125% 8/13/42	171,000	144,784
4.55% 3/23/30	1,754,000	1,724,115
4.6% 5/13/46	55,000	49,417
4.721% 12/15/44 (c)	137,000	125,259
Metropolitan Life Global Funding I 3% 1/10/23 (b)	331,000	330,887
Pacific LifeCorp 5.125% 1/30/43 (b)	660,000	594,603
Principal Financial Group, Inc. 4.3% 11/15/46	219,000	175,718
Progressive Corp.:
2.45% 1/15/27	130,000	119,014
2.5% 3/15/27	254,000	233,839
3% 3/15/32	478,000	415,036
4.2% 3/15/48	152,000	127,394
Prudential Financial, Inc.:
3.878% 3/27/28	114,000	109,309
3.905% 12/7/47	15,000	11,945
3.935% 12/7/49	294,000	228,960
4.35% 2/25/50	343,000	290,427
4.418% 3/27/48	174,000	147,691
5.125% 3/1/52 (c)	115,000	104,650
5.7% 12/14/36	10,000	10,326
Swiss Re Finance Luxembourg SA 5% 4/2/49 (b)(c)	200,000	184,148
Teachers Insurance & Annuity Association of America 4.9% 9/15/44 (b)	671,000	613,361
The Chubb Corp. 6.5% 5/15/38	96,000	106,821
The Travelers Companies, Inc.:
4.1% 3/4/49	167,000	135,792
4.3% 8/25/45	40,000	34,020
6.25% 6/15/37	229,000	247,368
TIAA Asset Management Finance LLC 4.125% 11/1/24 (b)	222,000	216,093
Unum Group:
3.875% 11/5/25	610,000	582,489
4% 6/15/29	554,000	500,447
5.75% 8/15/42	914,000	821,550
		21,384,651
TOTAL FINANCIALS		380,768,286
HEALTH CARE - 2.1%
Biotechnology - 0.2%
AbbVie, Inc.:
2.6% 11/21/24	424,000	405,624
2.95% 11/21/26	310,000	288,295
3.2% 11/21/29	530,000	477,781
3.6% 5/14/25	247,000	239,379
3.8% 3/15/25	242,000	235,856
4.05% 11/21/39	310,000	265,344
4.25% 11/14/28	227,000	218,958
4.25% 11/21/49	514,000	426,561
4.3% 5/14/36	172,000	154,880
4.4% 11/6/42	131,000	113,632
4.45% 5/14/46	192,000	165,011
4.55% 3/15/35	182,000	170,184
4.7% 5/14/45	361,000	320,641
4.75% 3/15/45	174,000	156,260
4.875% 11/14/48	160,000	145,738
Amgen, Inc.:
1.65% 8/15/28	532,000	443,585
1.9% 2/21/25	224,000	210,151
2.6% 8/19/26	288,000	266,102
2.8% 8/15/41	544,000	376,889
3.125% 5/1/25	55,000	52,779
3.35% 2/22/32	160,000	139,740
3.375% 2/21/50	307,000	213,411
4.4% 5/1/45	272,000	227,887
4.663% 6/15/51	342,000	294,253
Gilead Sciences, Inc.:
1.65% 10/1/30	412,000	326,705
2.8% 10/1/50	408,000	260,849
3.65% 3/1/26	169,000	162,927
4.15% 3/1/47	341,000	281,639
4.75% 3/1/46	302,000	271,778
		7,312,839
Health Care Equipment & Supplies - 0.2%
Abbott Laboratories:
3.75% 11/30/26	191,000	185,944
4.75% 11/30/36	123,000	121,750
4.9% 11/30/46	285,000	277,857
Baxter International, Inc.:
1.915% 2/1/27	405,000	359,068
2.539% 2/1/32	446,000	354,299
Becton, Dickinson & Co.:
2.823% 5/20/30	241,000	206,840
3.363% 6/6/24	124,000	121,172
3.7% 6/6/27	761,000	719,012
4.685% 12/15/44	262,000	234,169
Boston Scientific Corp.:
3.45% 3/1/24	595,000	583,896
4% 3/1/29	296,000	275,144
4.7% 3/1/49	478,000	427,619
Stryker Corp.:
1.95% 6/15/30	255,000	207,615
2.9% 6/15/50	255,000	170,152
Zimmer Biomet Holdings, Inc. 3.55% 4/1/25	312,000	301,267
		4,545,804
Health Care Providers & Services - 1.2%
Aetna, Inc.:
2.8% 6/15/23	411,000	406,673
3.875% 8/15/47	143,000	109,806
4.125% 11/15/42	311,000	253,905
Allina Health System, Inc. 3.887% 4/15/49	182,000	145,020
Banner Health:
2.907% 1/1/42	45,000	32,651
2.913% 1/1/51	377,000	248,252
Baptist Healthcare System Obli 3.54% 8/15/50	368,000	264,134
Bon Secours Mercy Health, Inc. 2.095% 6/1/31	252,000	196,573
Cardinal Health, Inc. 4.368% 6/15/47	381,000	298,419
Centene Corp.:
2.45% 7/15/28	1,232,000	1,038,850
2.625% 8/1/31	575,000	450,872
3.375% 2/15/30	640,000	541,037
4.25% 12/15/27	721,000	676,199
4.625% 12/15/29	1,121,000	1,024,410
Children's Hospital Medical Center 4.268% 5/15/44	91,000	80,037
Children's Hospital of Philadelphia 2.704% 7/1/50	277,000	176,769
Cigna Corp.:
3% 7/15/23	274,000	270,997
3.05% 10/15/27	402,000	367,813
3.75% 7/15/23	185,000	183,779
4.125% 11/15/25	270,000	263,799
4.375% 10/15/28	1,489,000	1,436,042
4.5% 2/25/26	320,000	315,086
4.8% 8/15/38	1,120,000	1,039,397
4.8% 7/15/46	208,000	185,562
4.9% 12/15/48	707,000	637,015
6.125% 11/15/41	82,000	84,531
CommonSpirit Health:
3.91% 10/1/50	425,000	314,537
4.35% 11/1/42	55,000	46,403
CVS Health Corp.:
2.7% 8/21/40	415,000	286,711
2.875% 6/1/26	206,000	192,296
3% 8/15/26	532,000	496,915
3.25% 8/15/29	482,000	431,201
3.625% 4/1/27	225,000	213,514
3.875% 7/20/25	128,000	124,906
4.1% 3/25/25	113,000	111,345
4.3% 3/25/28	655,000	633,544
4.78% 3/25/38	749,000	682,290
4.875% 7/20/35	85,000	80,722
5.05% 3/25/48	751,000	674,056
5.125% 7/20/45	242,000	220,560
5.3% 12/5/43	120,000	112,040
Elevance Health, Inc.:
3.125% 5/15/50	234,000	160,391
3.3% 1/15/23	55,000	54,959
3.65% 12/1/27	952,000	897,649
4.375% 12/1/47	287,000	245,180
4.55% 3/1/48	129,000	112,604
4.625% 5/15/42	71,000	64,561
4.65% 1/15/43	55,000	49,844
Franciscan Missionaries of Our Lady Health System, Inc. 3.914% 7/1/49	292,000	223,011
HCA Holdings, Inc.:
3.5% 9/1/30	6,450,000	5,562,972
3.625% 3/15/32 (b)	333,000	281,769
5.25% 6/15/49	475,000	404,563
5.625% 9/1/28	1,513,000	1,506,364
5.875% 2/1/29	1,674,000	1,668,770
Humana, Inc.:
1.35% 2/3/27	346,000	299,150
2.15% 2/3/32	347,000	270,775
3.125% 8/15/29	223,000	195,470
3.7% 3/23/29	333,000	304,874
4.95% 10/1/44	69,000	62,301
INTEGRIS Baptist Medical Center, Inc. 3.875% 8/15/50	313,000	226,206
Kaiser Foundation Hospitals:
3.266% 11/1/49	251,000	181,278
4.15% 5/1/47	180,000	152,499
4.875% 4/1/42	49,000	47,059
Memorial Sloan-Kettring Cancer Center 4.2% 7/1/55	82,000	66,946
MidMichigan Health 3.409% 6/1/50	129,000	88,647
New York & Presbyterian Hospital:
4.024% 8/1/45	96,000	79,502
4.063% 8/1/56	72,000	56,643
Novant Health, Inc. 3.168% 11/1/51	227,000	156,774
NYU Hospitals Center 4.784% 7/1/44	208,000	187,044
Orlando Health Obligated Group 3.327% 10/1/50	208,000	143,925
Partners Healthcare System, Inc. 4.117% 7/1/55	96,000	75,944
Piedmont Healthcare, Inc. 2.719% 1/1/42	42,000	28,677
Providence St. Joseph Health Obligated Group 2.7% 10/1/51	74,000	43,758
Sabra Health Care LP 3.2% 12/1/31	1,175,000	874,279
Sutter Health 3.361% 8/15/50	504,000	341,594
Toledo Hospital 5.325% 11/15/28	265,000	206,992
Trinity Health Corp. 2.632% 12/1/40	121,000	83,950
UnitedHealth Group, Inc.:
1.15% 5/15/26	109,000	97,345
1.25% 1/15/26	216,000	195,747
2% 5/15/30	100,000	82,508
2.3% 5/15/31	92,000	76,669
2.375% 8/15/24	270,000	259,631
2.9% 5/15/50	217,000	146,806
3.25% 5/15/51	105,000	75,131
3.375% 4/15/27	148,000	140,163
3.5% 6/15/23	244,000	242,622
3.7% 8/15/49	288,000	227,901
3.75% 7/15/25	96,000	93,846
3.75% 10/15/47	262,000	208,329
3.85% 6/15/28	318,000	304,533
3.875% 12/15/28	411,000	391,981
3.875% 8/15/59	344,000	269,112
4.2% 1/15/47	99,000	84,654
4.375% 3/15/42	324,000	289,494
4.75% 7/15/45	46,000	43,076
West Virginia University Health System Obligated Group 3.129% 6/1/50	170,000	108,948
		34,094,088
Life Sciences Tools & Services - 0.0%
Danaher Corp. 4.375% 9/15/45	65,000	57,668
PerkinElmer, Inc.:
0.85% 9/15/24	154,000	142,709
2.25% 9/15/31	191,000	149,654
Thermo Fisher Scientific, Inc.:
2.6% 10/1/29	447,000	393,801
5.3% 2/1/44	160,000	161,089
		904,921
Pharmaceuticals - 0.5%
AstraZeneca Finance LLC:
1.2% 5/28/26	249,000	221,687
2.25% 5/28/31	242,000	201,296
AstraZeneca PLC:
4.375% 11/16/45	207,000	185,783
4.375% 8/17/48	339,000	301,002
6.45% 9/15/37	89,000	100,327
Bayer U.S. Finance II LLC:
2.85% 4/15/25 (b)	105,000	98,337
3.95% 4/15/45 (b)	38,000	27,500
4.25% 12/15/25 (b)	548,000	530,971
Bristol-Myers Squibb Co.:
2.9% 7/26/24	312,000	302,870
3.2% 6/15/26	73,000	69,595
3.25% 8/1/42	77,000	58,773
3.4% 7/26/29	156,000	144,369
3.55% 3/15/42	334,000	271,091
4.125% 6/15/39	78,000	69,402
4.25% 10/26/49	332,000	285,301
4.35% 11/15/47	183,000	161,220
4.55% 2/20/48	388,000	348,871
Elanco Animal Health, Inc. 6.4% 8/28/28 (c)	168,000	159,854
Eli Lilly & Co. 2.25% 5/15/50	592,000	370,872
GlaxoSmithKline Capital PLC 3% 6/1/24	320,000	311,298
GlaxoSmithKline Capital, Inc. 6.375% 5/15/38	198,000	223,979
GSK Consumer Healthcare Capital U.S. LLC:
3.375% 3/24/27	498,000	463,616
3.625% 3/24/32	499,000	438,061
Johnson & Johnson:
0.55% 9/1/25	221,000	199,582
1.3% 9/1/30	221,000	178,155
2.1% 9/1/40	221,000	152,055
2.45% 3/1/26	153,000	143,781
2.45% 9/1/60	221,000	134,891
3.4% 1/15/38	256,000	217,284
3.5% 1/15/48	165,000	134,380
3.625% 3/3/37	110,000	97,725
4.5% 12/5/43	182,000	173,436
4.85% 5/15/41	117,000	114,898
Merck & Co., Inc.:
2.45% 6/24/50	152,000	96,024
2.9% 3/7/24	315,000	307,747
3.6% 9/15/42	55,000	45,054
3.7% 2/10/45	175,000	143,930
3.9% 3/7/39	334,000	293,108
Mylan NV:
4.55% 4/15/28	502,000	464,390
5.2% 4/15/48	82,000	61,064
Novartis Capital Corp.:
1.75% 2/14/25	257,000	242,218
2.75% 8/14/50	377,000	260,750
3% 11/20/25	287,000	275,114
3.1% 5/17/27	162,000	153,500
3.7% 9/21/42	77,000	64,941
4% 11/20/45	144,000	126,332
Shire Acquisitions Investments Ireland DAC:
2.875% 9/23/23	104,000	102,205
3.2% 9/23/26	1,074,000	1,007,265
Utah Acquisition Sub, Inc.:
3.95% 6/15/26	398,000	372,076
5.25% 6/15/46	90,000	68,051
Viatris, Inc.:
1.65% 6/22/25	123,000	111,400
2.7% 6/22/30	1,067,000	834,217
3.85% 6/22/40	273,000	183,046
4% 6/22/50	722,000	444,852
Zoetis, Inc.:
3.25% 2/1/23	344,000	343,498
3.95% 9/12/47	55,000	44,288
4.7% 2/1/43	36,000	32,281
		12,969,613
TOTAL HEALTH CARE		59,827,265
INDUSTRIALS - 1.2%
Aerospace & Defense - 0.3%
BAE Systems PLC 3.4% 4/15/30 (b)	285,000	251,488
Lockheed Martin Corp. 3.55% 1/15/26	104,000	101,026
Northrop Grumman Corp.:
3.25% 1/15/28	230,000	212,117
3.85% 4/15/45	51,000	40,676
4.03% 10/15/47	516,000	427,600
4.75% 6/1/43	110,000	101,624
Raytheon Technologies Corp.:
1.9% 9/1/31	330,000	259,086
3.15% 12/15/24	244,000	234,936
3.65% 8/16/23	18,000	17,848
3.75% 11/1/46	205,000	158,221
4.05% 5/4/47	64,000	52,482
4.125% 11/16/28	403,000	385,714
4.35% 4/15/47	181,000	153,936
4.45% 11/16/38	145,000	131,707
4.5% 6/1/42	202,000	181,662
4.625% 11/16/48	362,000	326,187
4.875% 10/15/40	27,000	25,192
5.7% 4/15/40	55,000	55,917
The Boeing Co.:
2.5% 3/1/25	126,000	118,102
2.7% 2/1/27	217,000	195,877
2.8% 3/1/23	135,000	134,496
2.95% 2/1/30	278,000	235,444
3.625% 3/1/48	110,000	71,969
3.65% 3/1/47	76,000	50,982
3.75% 2/1/50	424,000	291,101
4.875% 5/1/25	479,000	475,332
5.04% 5/1/27	372,000	367,900
5.15% 5/1/30	706,000	688,801
5.705% 5/1/40	1,466,000	1,397,923
5.805% 5/1/50	869,000	805,716
5.93% 5/1/60	372,000	338,871
6.875% 3/15/39	90,000	95,034
		8,384,967
Air Freight & Logistics - 0.1%
FedEx Corp.:
3.1% 8/5/29	173,000	152,666
3.9% 2/1/35	162,000	137,726
4.05% 2/15/48	100,000	75,847
4.4% 1/15/47	219,000	174,645
4.55% 4/1/46	41,000	33,262
4.95% 10/17/48	216,000	187,759
5.25% 5/15/50	117,000	106,528
United Parcel Service, Inc.:
2.4% 11/15/26	206,000	191,054
3.4% 11/15/46	73,000	56,384
3.75% 11/15/47	236,000	192,907
4.25% 3/15/49	110,000	96,604
4.45% 4/1/30	167,000	164,378
5.3% 4/1/50	161,000	167,053
6.2% 1/15/38	69,000	76,285
		1,813,098
Airlines - 0.0%
American Airlines Pass Through Trust equipment trust certificate 2.875% 1/11/36	228,000	183,479
American Airlines pass-thru trust equipment trust certificate 4.95% 7/15/24	17,238	17,215
American Airlines, Inc. equipment trust certificate 3.2% 12/15/29	153,973	133,529
Southwest Airlines Co. 5.125% 6/15/27	167,000	164,890
United Airlines 2015-1 Class AA pass-thru trust 3.45% 6/1/29	13,028	11,585
United Airlines pass-thru trust equipment trust certificate 3.1% 1/7/30	315,817	284,706
United Airlines, Inc. equipment trust certificate Series 2012-2B 4% 4/29/26	71,210	67,944
		863,348
Building Products - 0.1%
Carrier Global Corp.:
2.242% 2/15/25	347,000	326,851
2.493% 2/15/27	245,000	220,846
2.722% 2/15/30	427,000	359,489
3.377% 4/5/40	171,000	129,784
3.577% 4/5/50	387,000	275,952
Masco Corp.:
2% 2/15/31	255,000	196,196
3.125% 2/15/51	129,000	80,013
Owens Corning 3.95% 8/15/29	187,000	169,956
		1,759,087
Commercial Services & Supplies - 0.1%
Republic Services, Inc.:
1.45% 2/15/31	614,000	473,345
2.9% 7/1/26	116,000	108,055
3.2% 3/15/25	309,000	296,290
3.95% 5/15/28	288,000	273,564
Waste Management, Inc.:
2.4% 5/15/23	145,000	143,576
4.15% 7/15/49	352,000	305,355
		1,600,185
Electrical Equipment - 0.0%
Eaton Corp.:
4% 11/2/32	52,000	47,882
4.15% 11/2/42	52,000	44,438
		92,320
Industrial Conglomerates - 0.1%
3M Co.:
2% 2/14/25	173,000	163,847
2.375% 8/26/29	305,000	258,683
2.65% 4/15/25	125,000	119,420
2.875% 10/15/27	110,000	101,515
3.05% 4/15/30	101,000	88,671
3.125% 9/19/46	76,000	52,043
3.25% 8/26/49	235,000	163,190
3.7% 4/15/50	124,000	94,919
General Electric Co.:
3.625% 5/1/30	328,000	286,447
6.875% 1/10/39	4,000	4,399
Honeywell International, Inc.:
1.35% 6/1/25	280,000	258,843
1.95% 6/1/30	304,000	250,852
2.5% 11/1/26	196,000	180,508
2.8% 6/1/50	282,000	200,402
3.812% 11/21/47	38,000	31,401
		2,255,140
Machinery - 0.1%
Caterpillar Financial Services Corp.:
0.45% 9/14/23	382,000	370,336
1.1% 9/14/27	394,000	335,979
2.4% 8/9/26	78,000	72,000
3.45% 5/15/23	384,000	382,212
Caterpillar, Inc.:
3.25% 9/19/49	456,000	343,635
3.803% 8/15/42	69,000	58,781
5.3% 9/15/35	192,000	196,054
Cummins, Inc. 1.5% 9/1/30	167,000	130,969
Deere & Co.:
2.875% 9/7/49	331,000	235,936
5.375% 10/16/29	27,000	27,966
Ingersoll-Rand Luxembourg Finance SA:
3.8% 3/21/29	393,000	361,708
4.65% 11/1/44	165,000	138,844
Otis Worldwide Corp.:
2.565% 2/15/30	367,000	308,353
3.362% 2/15/50	279,000	195,140
Parker Hannifin Corp.:
3.25% 3/1/27	155,000	144,769
4% 6/14/49	163,000	128,817
4.1% 3/1/47	155,000	123,550
		3,555,049
Professional Services - 0.0%
Thomson Reuters Corp.:
3.35% 5/15/26	192,000	181,633
3.85% 9/29/24	130,000	125,873
		307,506
Road & Rail - 0.2%
Burlington Northern Santa Fe LLC:
3% 3/15/23	77,000	76,751
3.05% 2/15/51	121,000	84,074
3.25% 6/15/27	206,000	194,709
3.55% 2/15/50	167,000	127,864
3.9% 8/1/46	127,000	103,143
4.05% 6/15/48	462,000	384,839
4.125% 6/15/47	78,000	66,018
4.15% 4/1/45	47,000	40,134
4.375% 9/1/42	123,000	109,617
4.55% 9/1/44	82,000	74,136
4.9% 4/1/44	110,000	103,832
Canadian National Railway Co.:
2.45% 5/1/50	457,000	283,443
3.2% 8/2/46	90,000	65,989
Canadian Pacific Railway Co.:
1.75% 12/2/26	310,000	276,253
2.45% 12/2/31	654,000	541,650
3.1% 12/2/51	325,000	218,495
CSX Corp.:
3.25% 6/1/27	137,000	127,993
3.4% 8/1/24	127,000	123,907
3.8% 11/1/46	157,000	123,248
3.95% 5/1/50	98,000	78,093
4.1% 3/15/44	186,000	155,968
4.5% 3/15/49	378,000	328,753
4.75% 11/15/48	159,000	143,613
Norfolk Southern Corp.:
3.65% 8/1/25	329,000	318,423
3.8% 8/1/28	257,000	244,299
3.95% 10/1/42	52,000	42,703
4.05% 8/15/52	237,000	189,833
4.65% 1/15/46	89,000	78,609
Union Pacific Corp.:
2.15% 2/5/27	247,000	223,028
2.75% 3/1/26	183,000	173,046
2.8% 2/14/32	334,000	288,338
2.891% 4/6/36	252,000	200,281
3% 4/15/27	137,000	127,544
3.25% 2/5/50	370,000	266,607
3.35% 8/15/46	129,000	94,260
3.6% 9/15/37	90,000	76,066
3.799% 10/1/51	77,000	61,253
3.839% 3/20/60	386,000	298,178
		6,514,990
Trading Companies & Distributors - 0.1%
Air Lease Corp.:
2.2% 1/15/27	237,000	206,536
2.25% 1/15/23	166,000	165,842
2.75% 1/15/23	274,000	273,677
3% 9/15/23	110,000	108,134
3.125% 12/1/30	334,000	276,785
3.375% 7/1/25	809,000	765,169
3.625% 12/1/27	262,000	236,988
3.875% 7/3/23	701,000	694,669
4.25% 2/1/24	1,082,000	1,063,358
4.25% 9/15/24	448,000	438,322
		4,229,480
Transportation Infrastructure - 0.1%
Avolon Holdings Funding Ltd.:
3.95% 7/1/24 (b)	262,000	250,813
4.25% 4/15/26 (b)	198,000	179,497
4.375% 5/1/26 (b)	587,000	534,842
5.25% 5/15/24 (b)	479,000	469,458
		1,434,610
TOTAL INDUSTRIALS		32,809,780
INFORMATION TECHNOLOGY - 1.5%
Communications Equipment - 0.0%
Cisco Systems, Inc.:
2.2% 9/20/23	206,000	202,353
2.5% 9/20/26	137,000	127,554
3.5% 6/15/25	117,000	113,698
5.9% 2/15/39	340,000	364,432
		808,037
Electronic Equipment & Components - 0.1%
Dell International LLC/EMC Corp.:
4% 7/15/24	315,000	309,574
4.9% 10/1/26	259,000	254,933
5.3% 10/1/29	690,000	674,821
5.45% 6/15/23	217,000	217,137
5.85% 7/15/25	162,000	163,722
6.02% 6/15/26	638,000	650,859
6.1% 7/15/27	298,000	306,152
6.2% 7/15/30	258,000	262,289
8.1% 7/15/36	287,000	321,617
8.35% 7/15/46	329,000	374,817
Tyco Electronics Group SA:
3.45% 8/1/24	100,000	97,827
3.7% 2/15/26	147,000	141,076
7.125% 10/1/37	68,000	77,094
		3,851,918
IT Services - 0.2%
CDW LLC/CDW Finance Corp. 2.67% 12/1/26	394,000	349,800
Fidelity National Information Services, Inc.:
1.15% 3/1/26	585,000	512,983
2.25% 3/1/31	485,000	380,050
Fiserv, Inc.:
3.5% 7/1/29	304,000	273,879
4.4% 7/1/49	504,000	408,892
Global Payments, Inc. 1.2% 3/1/26	810,000	706,042
MasterCard, Inc.:
3.3% 3/26/27	198,000	188,570
3.35% 3/26/30	276,000	253,056
3.8% 11/21/46	104,000	86,888
3.85% 3/26/50	488,000	407,205
PayPal Holdings, Inc.:
1.65% 6/1/25	375,000	348,132
2.3% 6/1/30	434,000	356,532
The Western Union Co. 2.85% 1/10/25	300,000	285,641
Visa, Inc.:
1.1% 2/15/31	560,000	428,936
1.9% 4/15/27	393,000	353,926
2.05% 4/15/30	509,000	430,105
2.7% 4/15/40	327,000	247,706
2.75% 9/15/27	327,000	302,431
3.15% 12/14/25	247,000	238,126
4.3% 12/14/45	182,000	166,140
		6,725,040
Semiconductors & Semiconductor Equipment - 0.4%
Analog Devices, Inc. 2.8% 10/1/41	408,000	298,606
Applied Materials, Inc. 4.35% 4/1/47	354,000	318,309
Broadcom Corp./Broadcom Cayman LP:
3.5% 1/15/28	192,000	174,670
3.875% 1/15/27	105,000	99,318
Broadcom, Inc.:
1.95% 2/15/28 (b)	209,000	176,526
2.45% 2/15/31 (b)	2,705,000	2,130,509
2.6% 2/15/33 (b)	1,777,000	1,333,811
3.459% 9/15/26	346,000	326,013
3.469% 4/15/34 (b)	117,000	93,335
3.5% 2/15/41 (b)	1,435,000	1,018,898
3.75% 2/15/51 (b)	1,267,000	874,710
4.3% 11/15/32	344,000	303,181
4.75% 4/15/29	469,000	446,732
Intel Corp.:
2% 8/12/31	246,000	194,831
2.45% 11/15/29	284,000	243,929
3.05% 8/12/51	246,000	159,284
3.25% 11/15/49	287,000	195,321
3.734% 12/8/47	90,000	67,448
3.9% 3/25/30	312,000	292,144
4.1% 5/19/46	192,000	154,503
4.1% 5/11/47	66,000	53,215
4.75% 3/25/50	328,000	284,669
Lam Research Corp. 2.875% 6/15/50	402,000	268,621
Micron Technology, Inc. 4.663% 2/15/30	227,000	205,883
NVIDIA Corp.:
2% 6/15/31	697,000	558,244
2.85% 4/1/30	297,000	259,075
3.5% 4/1/50	165,000	124,535
NXP BV/NXP Funding LLC/NXP U.S.A., Inc. 2.65% 2/15/32	609,000	473,802
Texas Instruments, Inc. 4.15% 5/15/48	191,000	169,018
		11,299,140
Software - 0.5%
Microsoft Corp.:
2.525% 6/1/50	1,110,000	730,434
2.675% 6/1/60	184,000	116,732
2.7% 2/12/25	471,000	452,474
2.875% 2/6/24	320,000	314,325
2.921% 3/17/52	1,274,000	901,356
3.041% 3/17/62	113,000	78,074
3.45% 8/8/36	80,000	70,775
3.625% 12/15/23	717,000	709,460
Oracle Corp.:
1.65% 3/25/26	1,129,000	1,010,705
2.3% 3/25/28	1,288,000	1,115,628
2.5% 4/1/25	296,000	279,091
2.625% 2/15/23	274,000	273,145
2.65% 7/15/26	247,000	227,023
2.8% 4/1/27	736,000	669,756
2.875% 3/25/31	1,708,000	1,416,149
2.95% 5/15/25	137,000	129,980
2.95% 4/1/30	393,000	335,073
3.25% 11/15/27	469,000	430,760
3.4% 7/8/24	130,000	126,827
3.6% 4/1/40	736,000	539,938
3.6% 4/1/50	427,000	287,485
3.85% 7/15/36	278,000	227,324
3.85% 4/1/60	497,000	330,224
3.95% 3/25/51	365,000	260,040
4% 7/15/46	269,000	196,031
4% 11/15/47	480,000	350,830
4.125% 5/15/45	82,000	61,842
4.3% 7/8/34	106,000	93,103
5.375% 7/15/40	343,000	314,752
Roper Technologies, Inc.:
1% 9/15/25	257,000	230,262
1.4% 9/15/27	250,000	211,489
1.75% 2/15/31	250,000	192,593
2% 6/30/30	494,000	395,889
3.8% 12/15/26	233,000	223,179
VMware, Inc. 1.4% 8/15/26	702,000	611,980
		13,914,728
Technology Hardware, Storage & Peripherals - 0.3%
Apple, Inc.:
0.55% 8/20/25	487,000	439,246
0.7% 2/8/26	377,000	334,617
1.25% 8/20/30	452,000	355,844
1.7% 8/5/31	272,000	217,458
2.375% 2/8/41	392,000	277,027
2.4% 1/13/23	822,000	821,609
2.45% 8/4/26	565,000	523,971
2.55% 8/20/60	178,000	107,708
2.65% 5/11/50	143,000	94,609
2.85% 8/5/61	272,000	174,904
2.9% 9/12/27	385,000	358,872
2.95% 9/11/49	733,000	518,922
3% 11/13/27	274,000	255,724
3.2% 5/13/25	288,000	278,259
3.2% 5/11/27	449,000	425,534
3.75% 9/12/47	167,000	138,702
3.75% 11/13/47	191,000	157,225
3.85% 5/4/43	356,000	307,007
4.25% 2/9/47	69,000	63,532
4.375% 5/13/45	129,000	119,215
4.5% 2/23/36	254,000	251,975
4.65% 2/23/46	155,000	146,742
Hewlett Packard Enterprise Co.:
4.9% 10/15/25 (c)	267,000	264,383
6.2% 10/15/35 (c)	107,000	110,292
6.35% 10/15/45 (c)	52,000	51,864
HP, Inc.:
2.2% 6/17/25	389,000	363,429
6% 9/15/41	41,000	39,338
		7,198,008
TOTAL INFORMATION TECHNOLOGY		43,796,871
MATERIALS - 0.4%
Chemicals - 0.2%
Air Products & Chemicals, Inc.:
1.5% 10/15/25	165,000	151,865
2.05% 5/15/30	180,000	150,673
2.7% 5/15/40	155,000	115,325
2.8% 5/15/50	184,000	127,379
Eastman Chemical Co. 4.65% 10/15/44	82,000	67,154
Ecolab, Inc.:
1.3% 1/30/31	219,000	166,674
2.7% 11/1/26	181,000	167,967
2.75% 8/18/55	303,000	180,812
LYB International Finance BV:
4% 7/15/23	87,000	86,351
4.875% 3/15/44	160,000	133,358
LYB International Finance II BV 3.5% 3/2/27	671,000	621,020
LYB International Finance III LLC:
3.375% 10/1/40	254,000	180,519
3.625% 4/1/51	254,000	169,946
LyondellBasell Industries NV 4.625% 2/26/55	103,000	80,182
Nutrien Ltd.:
4% 12/15/26	313,000	300,937
4.2% 4/1/29	142,000	133,381
5% 4/1/49	247,000	221,741
5.25% 1/15/45	96,000	87,706
5.625% 12/1/40	49,000	47,275
Sherwin-Williams Co.:
3.45% 6/1/27	608,000	570,266
3.8% 8/15/49	101,000	74,985
4.5% 6/1/47	234,000	196,369
The Dow Chemical Co.:
2.1% 11/15/30	237,000	190,449
3.6% 11/15/50	244,000	174,339
4.375% 11/15/42	134,000	110,955
4.8% 11/30/28	234,000	230,604
4.8% 5/15/49	211,000	178,081
9.4% 5/15/39	82,000	108,017
The Mosaic Co.:
4.05% 11/15/27	158,000	148,770
4.25% 11/15/23	298,000	295,514
5.625% 11/15/43	103,000	95,901
Westlake Corp. 5% 8/15/46	55,000	45,691
		5,610,206
Containers & Packaging - 0.0%
International Paper Co.:
4.4% 8/15/47	238,000	193,567
5.15% 5/15/46	50,000	45,236
WRKCo, Inc. 4.2% 6/1/32	167,000	150,444
		389,247
Metals & Mining - 0.2%
BHP Billiton Financial (U.S.A.) Ltd. 5% 9/30/43	82,000	79,442
Freeport-McMoRan, Inc. 4.625% 8/1/30	1,118,000	1,041,562
Newmont Corp.:
2.25% 10/1/30	460,000	369,720
2.8% 10/1/29	93,000	79,063
5.45% 6/9/44	176,000	167,418
Nucor Corp.:
2.979% 12/15/55	110,000	68,043
6.4% 12/1/37	167,000	178,950
Rio Tinto Finance (U.S.A.) Ltd.:
5.2% 11/2/40	357,000	355,840
7.125% 7/15/28	55,000	60,553
Southern Copper Corp.:
3.875% 4/23/25	101,000	97,421
5.25% 11/8/42	158,000	150,574
7.5% 7/27/35	167,000	192,864
Vale Overseas Ltd. 3.75% 7/8/30	667,000	582,708
Vale SA 5.625% 9/11/42	181,000	171,022
		3,595,180
Paper & Forest Products - 0.0%
Suzano Austria GmbH:
2.5% 9/15/28	412,000	345,565
6% 1/15/29	330,000	327,896
		673,461
TOTAL MATERIALS		10,268,094
REAL ESTATE - 1.5%
Equity Real Estate Investment Trusts (REITs) - 1.2%
Alexandria Real Estate Equities, Inc.:
2% 5/18/32	254,000	194,491
3% 5/18/51	193,000	122,022
4.85% 4/15/49	316,000	267,553
4.9% 12/15/30	523,000	509,516
American Homes 4 Rent LP:
2.375% 7/15/31	95,000	73,276
3.625% 4/15/32	389,000	327,213
4.25% 2/15/28	264,000	244,111
AvalonBay Communities, Inc. 2.3% 3/1/30	167,000	138,683
Boston Properties, Inc.:
2.75% 10/1/26	192,000	172,912
3.125% 9/1/23	52,000	51,187
3.25% 1/30/31	1,011,000	835,772
4.5% 12/1/28	489,000	453,321
6.75% 12/1/27	1,962,000	2,023,031
Corporate Office Properties LP:
2% 1/15/29	228,000	174,853
2.25% 3/15/26	209,000	183,235
2.75% 4/15/31	310,000	232,004
Crown Castle International Corp.:
1.35% 7/15/25	741,000	674,093
2.25% 1/15/31	199,000	159,644
3.25% 1/15/51	180,000	117,031
ERP Operating LP:
1.85% 8/1/31	500,000	388,878
3.25% 8/1/27	356,000	326,006
Healthcare Trust of America Holdings LP:
3.1% 2/15/30	165,000	137,769
3.5% 8/1/26	172,000	160,090
Healthpeak Properties, Inc.:
3% 1/15/30	343,000	294,977
3.25% 7/15/26	72,000	67,962
3.4% 2/1/25	13,000	12,507
3.5% 7/15/29	82,000	72,974
Hudson Pacific Properties LP 4.65% 4/1/29	972,000	830,430
Invitation Homes Operating Partnership LP 4.15% 4/15/32	799,000	699,034
Kimco Realty Corp.:
1.9% 3/1/28	284,000	237,786
3.8% 4/1/27	110,000	102,741
4.125% 12/1/46	274,000	200,718
4.45% 9/1/47	142,000	109,370
Kite Realty Group Trust:
4% 3/15/25	783,000	744,802
4.75% 9/15/30	1,220,000	1,074,010
LXP Industrial Trust (REIT):
2.375% 10/1/31	83,000	62,923
2.7% 9/15/30	230,000	183,207
4.4% 6/15/24	181,000	175,843
National Retail Properties, Inc. 3% 4/15/52	234,000	139,243
Omega Healthcare Investors, Inc.:
3.25% 4/15/33	786,000	568,257
3.375% 2/1/31	527,000	406,227
3.625% 10/1/29	742,000	608,728
4.375% 8/1/23	201,000	199,857
4.5% 1/15/25	556,000	540,244
4.5% 4/1/27	2,294,000	2,148,185
4.75% 1/15/28	801,000	738,068
4.95% 4/1/24	170,000	167,503
5.25% 1/15/26	714,000	699,154
Piedmont Operating Partnership LP 2.75% 4/1/32	184,000	128,786
Prologis LP:
1.625% 3/15/31	325,000	251,177
1.75% 2/1/31	807,000	635,265
2.125% 4/15/27	328,000	293,670
3.25% 10/1/26	128,000	120,169
Realty Income Corp.:
2.2% 6/15/28	100,000	85,637
2.85% 12/15/32	123,000	99,748
3.25% 1/15/31	128,000	110,997
3.4% 1/15/28	200,000	184,164
Retail Opportunity Investments Partnership LP:
4% 12/15/24	123,000	117,569
5% 12/15/23	93,000	91,953
Simon Property Group LP:
2.2% 2/1/31	731,000	575,845
2.45% 9/13/29	205,000	171,152
3.25% 9/13/49	320,000	211,808
3.375% 12/1/27	547,000	505,863
SITE Centers Corp.:
3.625% 2/1/25	284,000	268,037
4.25% 2/1/26	371,000	349,425
Store Capital Corp.:
2.75% 11/18/30	1,096,000	841,165
4.625% 3/15/29	225,000	201,568
Sun Communities Operating LP:
2.3% 11/1/28	210,000	174,820
2.7% 7/15/31	542,000	427,812
UDR, Inc. 2.1% 6/15/33	446,000	314,709
Ventas Realty LP:
3% 1/15/30	958,000	803,693
3.25% 10/15/26	96,000	88,670
3.5% 2/1/25	919,000	882,609
3.85% 4/1/27	260,000	244,204
4% 3/1/28	876,000	809,965
4.125% 1/15/26	235,000	227,937
4.375% 2/1/45	178,000	137,969
4.75% 11/15/30	1,258,000	1,174,599
4.875% 4/15/49	78,000	64,593
VICI Properties LP:
4.375% 5/15/25	99,000	96,013
4.75% 2/15/28	964,000	914,516
4.95% 2/15/30	1,228,000	1,168,954
5.125% 5/15/32	823,000	762,057
Vornado Realty LP 2.15% 6/1/26	237,000	200,263
Welltower, Inc. 4.95% 9/1/48	274,000	225,406
Weyerhaeuser Co. 4% 4/15/30	317,000	288,635
WP Carey, Inc.:
2.4% 2/1/31	477,000	380,059
3.85% 7/15/29	160,000	143,723
4% 2/1/25	673,000	655,787
		34,482,432
Real Estate Management & Development - 0.3%
Brandywine Operating Partnership LP:
3.95% 11/15/27	579,000	485,986
4.1% 10/1/24	637,000	606,114
4.55% 10/1/29	734,000	613,628
7.55% 3/15/28	2,672,000	2,620,375
CBRE Group, Inc.:
2.5% 4/1/31	699,000	550,948
4.875% 3/1/26	156,000	154,011
Digital Realty Trust LP 3.7% 8/15/27	219,000	203,221
Essex Portfolio LP:
3% 1/15/30	51,000	43,129
4% 3/1/29	167,000	152,191
Mid-America Apartments LP 3.95% 3/15/29	190,000	178,332
Tanger Properties LP:
2.75% 9/1/31	551,000	398,979
3.125% 9/1/26	767,000	696,503
3.875% 7/15/27	170,000	155,075
		6,858,492
TOTAL REAL ESTATE		41,340,924
UTILITIES - 1.8%
Electric Utilities - 1.1%
AEP Texas, Inc. 3.8% 10/1/47	117,000	85,011
AEP Transmission Co. LLC 2.75% 8/15/51	197,000	124,916
Alabama Power Co.:
1.45% 9/15/30	500,000	389,319
3.05% 3/15/32	828,000	713,404
3.7% 12/1/47	162,000	123,386
3.75% 3/1/45	27,000	20,976
4.15% 8/15/44	127,000	105,094
4.3% 7/15/48	161,000	133,871
5.2% 6/1/41	106,000	98,613
American Electric Power Co., Inc.:
3.25% 3/1/50	86,000	57,753
4.3% 12/1/28	480,000	458,406
Appalachian Power Co.:
4.45% 6/1/45	165,000	135,630
4.5% 3/1/49	251,000	206,809
Baltimore Gas & Electric Co.:
2.9% 6/15/50	220,000	145,381
3.35% 7/1/23	78,000	77,433
3.5% 8/15/46	69,000	51,170
CenterPoint Energy Houston Electric LLC:
3.35% 4/1/51	313,000	230,334
3.55% 8/1/42	52,000	41,026
4.25% 2/1/49	71,000	61,726
Cincinnati Gas & Electric Co. 4.3% 2/1/49	744,000	606,496
Cleco Corporate Holdings LLC:
3.375% 9/15/29	433,000	368,311
3.743% 5/1/26	1,810,000	1,708,832
Commonwealth Edison Co.:
3.1% 11/1/24	274,000	264,368
3.2% 11/15/49	467,000	332,028
3.65% 6/15/46	78,000	59,243
3.7% 3/1/45	85,000	66,092
3.75% 8/15/47	169,000	131,066
4% 3/1/48	187,000	153,613
4% 3/1/49	164,000	132,646
DTE Electric Co. 3.95% 3/1/49	100,000	81,944
Duke Energy Carolinas LLC:
2.85% 3/15/32	83,000	70,212
2.95% 12/1/26	165,000	155,295
3.2% 8/15/49	219,000	153,491
3.75% 6/1/45	55,000	42,670
3.875% 3/15/46	107,000	84,140
4% 9/30/42	103,000	85,214
Duke Energy Corp.:
2.45% 6/1/30	529,000	434,991
2.65% 9/1/26	366,000	338,043
3.75% 4/15/24	165,000	162,058
3.75% 9/1/46	250,000	185,492
3.95% 10/15/23	67,000	66,304
4.2% 6/15/49	260,000	205,185
4.8% 12/15/45	76,000	66,909
Duke Energy Florida LLC 3.4% 10/1/46	69,000	49,555
Duke Energy Progress LLC:
3.4% 4/1/32	334,000	295,183
4.15% 12/1/44	49,000	40,818
4.375% 3/30/44	55,000	47,291
Duquesne Light Holdings, Inc.:
2.532% 10/1/30 (b)	166,000	131,512
2.775% 1/7/32 (b)	574,000	448,966
Edison International 2.95% 3/15/23	225,000	224,115
Entergy Corp.:
0.9% 9/15/25	464,000	413,198
2.8% 6/15/30	359,000	303,225
2.95% 9/1/26	129,000	119,764
3.75% 6/15/50	113,000	83,198
Entergy Louisiana LLC 4.2% 9/1/48	87,000	71,186
Entergy, Inc.:
3.55% 9/30/49	111,000	79,640
4% 3/30/29	485,000	457,410
Eversource Energy:
2.55% 3/15/31	440,000	362,347
2.8% 5/1/23	642,000	638,732
2.9% 10/1/24	234,000	225,555
3.35% 3/15/26	181,000	169,350
3.45% 1/15/50	122,000	88,496
Exelon Corp.:
2.75% 3/15/27	183,000	167,826
3.35% 3/15/32	222,000	192,806
3.95% 6/15/25	539,000	526,383
4.05% 4/15/30	218,000	202,391
4.1% 3/15/52	165,000	131,846
4.7% 4/15/50	97,000	84,494
5.1% 6/15/45	30,000	27,896
FirstEnergy Corp.:
1.6% 1/15/26	344,000	303,580
2.25% 9/1/30	370,000	293,669
3.4% 3/1/50	100,000	65,980
4.4% 7/15/27	233,000	216,748
5.35% 7/15/47	129,000	115,170
7.375% 11/15/31	430,000	484,288
Florida Power & Light Co.:
3.125% 12/1/25	140,000	134,981
3.15% 10/1/49	192,000	138,293
3.25% 6/1/24	130,000	127,060
4.05% 10/1/44	149,000	126,105
4.125% 6/1/48	337,000	286,373
Indiana Michigan Power Co.:
3.2% 3/15/23	76,000	75,739
3.25% 5/1/51	133,000	90,471
Interstate Power and Light Co. 2.3% 6/1/30	381,000	311,312
IPALCO Enterprises, Inc.:
3.7% 9/1/24	271,000	262,604
4.25% 5/1/30	1,025,000	910,583
NextEra Energy Capital Holdings, Inc.:
1.875% 1/15/27	474,000	419,517
1.9% 6/15/28	334,000	285,154
2.44% 1/15/32	470,000	379,245
Northern States Power Co.:
2.6% 6/1/51	360,000	228,186
2.9% 3/1/50	327,000	223,656
3.4% 8/15/42	55,000	42,712
4.125% 5/15/44	123,000	103,869
NSTAR Electric Co. 3.2% 5/15/27	210,000	196,955
Oncor Electric Delivery Co. LLC:
0.55% 10/1/25	878,000	783,644
3.1% 9/15/49	525,000	371,586
3.8% 9/30/47	267,000	216,180
Pacific Gas & Electric Co.:
3.15% 1/1/26	400,355	372,013
3.25% 6/1/31	167,000	135,746
3.45% 7/1/25	166,815	157,916
3.5% 6/15/25	334,000	315,110
4.2% 6/1/41	834,000	617,344
4.55% 7/1/30	1,037,586	940,467
4.75% 2/15/44	33,000	25,248
PacifiCorp:
3.6% 4/1/24	110,000	108,068
4.125% 1/15/49	369,000	301,950
4.15% 2/15/50	100,000	82,001
6% 1/15/39	170,000	176,808
Potomac Electric Power Co. 6.5% 11/15/37	104,000	113,880
PPL Capital Funding, Inc. 3.1% 5/15/26	219,000	204,644
PPL Electric Utilities Corp.:
3% 10/1/49	364,000	245,450
4.15% 10/1/45	96,000	79,797
Progress Energy, Inc. 6% 12/1/39	143,000	144,559
Public Service Co. of Colorado:
2.9% 5/15/25	302,000	287,674
3.8% 6/15/47	127,000	100,020
Public Service Electric & Gas Co.:
2.45% 1/15/30	279,000	239,347
3.15% 1/1/50	315,000	220,267
3.65% 9/1/42	77,000	61,229
4% 6/1/44	137,000	108,528
Puget Sound Energy, Inc. 4.3% 5/20/45	176,000	145,603
Southern California Edison Co.:
2.25% 6/1/30	248,000	204,242
2.95% 2/1/51	550,000	352,347
4% 4/1/47	274,000	214,124
4.125% 3/1/48	194,000	154,807
Southern Co.:
3.25% 7/1/26	302,000	283,971
4.4% 7/1/46	201,000	167,632
Tampa Electric Co.:
4.45% 6/15/49	321,000	264,844
6.15% 5/15/37	172,000	175,815
Union Electric Co. 3.9% 9/15/42	101,000	82,654
Virginia Electric & Power Co.:
3.1% 5/15/25	110,000	105,634
3.3% 12/1/49	200,000	142,833
3.45% 2/15/24	75,000	73,661
3.8% 4/1/28	409,000	385,314
3.8% 9/15/47	225,000	171,996
4.2% 5/15/45	289,000	234,884
4.45% 2/15/44	75,000	64,300
4.6% 12/1/48	194,000	168,028
6% 5/15/37	55,000	56,891
Wisconsin Electric Power Co. 4.25% 6/1/44	129,000	103,208
Xcel Energy, Inc. 3.35% 12/1/26	82,000	77,007
		30,659,605
Gas Utilities - 0.0%
Dominion Gas Holdings LLC 2.5% 11/15/24	304,000	289,578
Nakilat, Inc. 6.067% 12/31/33 (b)	202,443	208,048
Southern California Gas Co. 2.6% 6/15/26	363,000	336,439
Southern Co. Gas Capital Corp. 3.95% 10/1/46	371,000	278,025
		1,112,090
Independent Power and Renewable Electricity Producers - 0.2%
Emera U.S. Finance LP:
3.55% 6/15/26	237,000	221,998
4.75% 6/15/46	143,000	110,332
Exelon Generation Co. LLC 3.25% 6/1/25	334,000	319,554
The AES Corp.:
1.375% 1/15/26	4,000,000	3,551,955
2.45% 1/15/31	807,000	641,986
3.3% 7/15/25 (b)	1,079,000	1,017,390
3.95% 7/15/30 (b)	941,000	829,962
		6,693,177
Multi-Utilities - 0.5%
Ameren Illinois Co. 4.5% 3/15/49	207,000	188,372
Berkshire Hathaway Energy Co.:
3.25% 4/15/28	274,000	253,487
3.7% 7/15/30	275,000	250,546
3.8% 7/15/48	274,000	211,339
4.05% 4/15/25	1,561,000	1,536,972
4.25% 10/15/50	237,000	196,516
4.5% 2/1/45	182,000	158,466
5.15% 11/15/43	212,000	201,716
CenterPoint Energy, Inc. 3.7% 9/1/49	167,000	123,837
CMS Energy Corp. 4.875% 3/1/44	137,000	124,263
Consolidated Edison Co. of New York, Inc.:
3.35% 4/1/30	99,000	89,037
3.875% 6/15/47	78,000	59,974
4.45% 3/15/44	219,000	187,820
4.5% 5/15/58	260,000	215,608
4.65% 12/1/48	287,000	249,829
5.5% 12/1/39	69,000	67,384
Consumers Energy Co.:
2.65% 8/15/52	344,000	216,298
3.5% 8/1/51	100,000	75,315
Delmarva Power & Light Co. 4% 6/1/42	110,000	86,238
Dominion Energy, Inc.:
3.375% 4/1/30	632,000	556,929
3.9% 10/1/25	354,000	344,748
4.9% 8/1/41	55,000	48,575
DTE Energy Co.:
2.85% 10/1/26	165,000	152,015
3.8% 3/15/27	370,000	345,207
NiSource, Inc.:
0.95% 8/15/25	374,000	337,159
1.7% 2/15/31	444,000	338,472
2.95% 9/1/29	1,074,000	931,473
3.49% 5/15/27	210,000	197,800
3.6% 5/1/30	1,800,000	1,602,756
3.95% 3/30/48	274,000	212,534
4.375% 5/15/47	131,000	109,533
4.8% 2/15/44	151,000	132,685
Puget Energy, Inc.:
3.65% 5/15/25	221,000	210,199
4.1% 6/15/30	1,710,000	1,526,964
4.224% 3/15/32	756,000	670,911
San Diego Gas & Electric Co. 4.5% 8/15/40	27,000	24,284
Sempra Energy:
3.25% 6/15/27	167,000	154,471
3.8% 2/1/38	233,000	191,070
4% 2/1/48	604,000	470,683
6% 10/15/39	27,000	27,285
WEC Energy Group, Inc. 3 month U.S. LIBOR + 2.610% 6.7186% 5/15/67 (c)(d)	295,000	246,779
		13,325,549
Water Utilities - 0.0%
American Water Capital Corp.:
2.95% 9/1/27	167,000	153,965
3.45% 6/1/29	167,000	152,488
6.593% 10/15/37	179,000	197,955
		504,408
TOTAL UTILITIES		52,294,829
TOTAL NONCONVERTIBLE BONDS (Cost $931,565,404)		867,964,489

U.S. Government and Government Agency Obligations - 39.3%
	Principal Amount (a)	Value ($)
U.S. Government Agency Obligations - 0.6%
Fannie Mae:
0.375% 8/25/25	981,000	884,749
0.5% 6/17/25	1,103,000	1,003,626
0.625% 4/22/25	1,170,000	1,074,930
0.75% 10/8/27	581,000	500,008
0.875% 8/5/30	1,394,000	1,106,545
1.625% 10/15/24	616,000	585,195
1.75% 7/2/24	791,000	757,182
1.875% 9/24/26	366,000	337,691
2.125% 4/24/26	110,000	103,082
2.625% 9/6/24	110,000	106,716
2.875% 9/12/23	211,000	208,288
6.625% 11/15/30	334,000	387,888
Federal Home Loan Bank:
0.375% 9/4/25	245,000	220,526
0.5% 4/14/25	1,535,000	1,410,760
1.5% 8/15/24	135,000	128,176
2.5% 2/13/24	135,000	131,681
3.25% 11/16/28	650,000	624,170
5.5% 7/15/36	40,000	43,932
Freddie Mac:
0.25% 8/24/23	577,000	560,200
0.25% 12/4/23	1,462,000	1,401,379
0.375% 7/21/25	724,000	655,184
0.375% 9/23/25	818,000	736,103
2.75% 6/19/23	664,000	658,397
6.25% 7/15/32	211,000	246,096
6.75% 3/15/31	713,000	841,408
Tennessee Valley Authority:
0.75% 5/15/25	946,000	866,366
4.25% 9/15/65	204,000	177,043
5.25% 9/15/39	548,000	570,164
5.375% 4/1/56	148,000	156,648
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		16,484,133
U.S. Treasury Obligations - 38.7%
U.S. Treasury Bonds:
1.125% 5/15/40	15,985,600	10,004,738
1.75% 8/15/41	23,171,800	15,857,296
1.875% 11/15/51	14,846,000	9,402,853
2% 11/15/41 (e)	72,500	51,767
2% 8/15/51	52,233,600	34,200,765
2.25% 2/15/52	11,359,700	7,899,429
2.375% 11/15/49	6,448,000	4,691,005
2.375% 5/15/51	8,558,600	6,140,127
2.875% 5/15/52	15,000,000	12,072,651
3% 2/15/47	15,804,500	12,936,848
3% 8/15/52	57,000,000	47,236,037
3.25% 5/15/42 (e)(f)	1,330,000	1,166,036
3.375% 8/15/42	78,200,000	69,891,227
4% 11/15/42	14,000,000	13,706,875
U.S. Treasury Notes:
0.125% 6/30/23	6,837,100	6,685,402
0.125% 1/15/24	8,692,100	8,287,798
0.25% 9/30/23	6,294,000	6,084,774
0.25% 6/30/25	10,067,700	9,120,314
0.25% 7/31/25	32,270,100	29,119,984
0.25% 9/30/25	6,026,800	5,411,407
0.25% 10/31/25	6,277,200	5,612,945
0.375% 10/31/23	12,586,300	12,137,421
0.375% 11/30/25	12,167,400	10,883,169
0.375% 12/31/25	8,362,600	7,473,747
0.375% 7/31/27	8,695,100	7,376,570
0.5% 11/30/23	8,625,700	8,298,867
0.5% 3/31/25	14,856,100	13,644,399
0.5% 10/31/27	12,237,600	10,350,811
0.625% 10/15/24	6,792,700	6,343,480
0.625% 7/31/26	6,372,400	5,630,862
0.625% 5/15/30	13,371,300	10,582,653
0.75% 11/15/24	9,198,200	8,585,226
0.75% 3/31/26	16,609,700	14,887,092
0.75% 8/31/26	16,677,700	14,766,931
0.875% 1/31/24	8,330,800	7,993,338
0.875% 9/30/26	14,753,700	13,100,248
1% 12/15/24	14,172,600	13,264,668
1.125% 10/31/26	11,868,500	10,615,353
1.125% 2/29/28	9,043,800	7,830,306
1.125% 8/31/28	17,817,900	15,213,424
1.25% 12/31/26	10,596,100	9,488,890
1.25% 5/31/28	19,521,400	16,901,262
1.25% 6/30/28	12,849,100	11,109,954
1.375% 1/31/25	8,268,800	7,771,380
1.5% 10/31/24	7,620,500	7,220,126
1.5% 1/31/27	18,609,600	16,801,706
1.5% 11/30/28 (e)	362,300	314,621
1.5% 2/15/30	24,988,100	21,294,546
1.625% 9/30/26	12,924,100	11,824,542
1.75% 7/31/24	6,198,300	5,928,819
1.75% 12/31/24	11,637,400	11,046,438
2.25% 3/31/24	20,141,200	19,541,685
2.25% 4/30/24	12,287,400	11,897,659
2.25% 2/15/27	6,285,100	5,848,826
2.25% 8/15/27	18,256,900	16,888,346
2.25% 11/15/27	8,316,200	7,663,248
2.5% 1/31/24	13,133,500	12,823,118
2.625% 5/31/27	50,000,000	47,130,860
2.625% 7/31/29	30,000,000	27,624,609
2.75% 4/30/27	9,654,600	9,149,242
2.75% 7/31/27	25,000,000	23,653,320
2.75% 8/15/32	9,228,000	8,403,248
2.875% 9/30/23	7,504,500	7,411,280
2.875% 5/15/32	59,102,000	54,466,187
3.875% 11/30/27	4,000,000	3,978,125
3.875% 11/30/29	55,000,000	54,630,469
4% 10/31/29	60,493,000	60,511,904
4.125% 10/31/27	45,000,000	45,165,235
4.125% 11/15/32	35,000,000	35,716,406
4.375% 10/31/24	1,300,000	1,296,293
TOTAL U.S. TREASURY OBLIGATIONS		1,088,061,187
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $1,173,687,004)		1,104,545,320

U.S. Government Agency - Mortgage Securities - 24.8%
	Principal Amount (a)	Value ($)
Fannie Mae - 5.7%
12 month U.S. LIBOR + 1.480% 3.787% 7/1/34 (c)(d)	750	752
12 month U.S. LIBOR + 1.510% 3.788% 11/1/34 (c)(d)	53,690	53,726
12 month U.S. LIBOR + 1.550% 3.803% 6/1/36 (c)(d)	899	907
12 month U.S. LIBOR + 1.630% 3.28% 11/1/36 (c)(d)	10,347	10,393
12 month U.S. LIBOR + 1.640% 2.534% 4/1/41 (c)(d)	12,378	12,415
12 month U.S. LIBOR + 1.700% 3.186% 6/1/42 (c)(d)	7,088	7,171
12 month U.S. LIBOR + 1.730% 3.105% 5/1/36 (c)(d)	7,031	7,096
12 month U.S. LIBOR + 1.750% 2.617% 7/1/35 (c)(d)	709	711
12 month U.S. LIBOR + 1.780% 2.163% 2/1/36 (c)(d)	2,827	2,836
12 month U.S. LIBOR + 1.800% 4.05% 7/1/41 (c)(d)	3,282	3,321
12 month U.S. LIBOR + 1.810% 3.999% 7/1/41 (c)(d)	4,593	4,662
12 month U.S. LIBOR + 1.810% 4.068% 9/1/41 (c)(d)	2,353	2,377
12 month U.S. LIBOR + 1.820% 2.195% 12/1/35 (c)(d)	2,828	2,847
12 month U.S. LIBOR + 1.830% 4.08% 10/1/41 (c)(d)	2,298	2,285
12 month U.S. LIBOR + 1.880% 3.672% 11/1/34 (c)(d)	4,479	4,500
12 month U.S. LIBOR + 1.950% 3.556% 9/1/36 (c)(d)	5,238	5,250
12 month U.S. LIBOR + 1.950% 3.771% 7/1/37 (c)(d)	1,976	2,008
6 month U.S. LIBOR + 1.310% 3.438% 5/1/34 (c)(d)	4,286	4,251
6 month U.S. LIBOR + 1.420% 2.572% 9/1/33 (c)(d)	7,446	7,355
6 month U.S. LIBOR + 1.550% 4.011% 10/1/33 (c)(d)	490	495
6 month U.S. LIBOR + 1.560% 3.64% 7/1/35 (c)(d)	830	844
U.S. TREASURY 1 YEAR INDEX + 1.940% 3.87% 10/1/33 (c)(d)	7,658	7,743
U.S. TREASURY 1 YEAR INDEX + 2.200% 2.583% 3/1/35 (c)(d)	685	694
U.S. TREASURY 1 YEAR INDEX + 2.220% 2.443% 8/1/36 (c)(d)	8,866	9,031
U.S. TREASURY 1 YEAR INDEX + 2.280% 4.407% 10/1/33 (c)(d)	1,288	1,314
U.S. TREASURY 1 YEAR INDEX + 2.420% 3.598% 5/1/35 (c)(d)	1,951	1,989
1.5% 9/1/35 to 6/1/51	9,248,750	7,548,520
2% 5/1/23 to 3/1/52	27,589,768	23,377,477
2.5% 7/1/26 to 2/1/52	31,559,462	27,637,623
3% 8/1/26 to 5/1/52	39,996,537	36,174,272
3.5% 5/1/28 to 6/1/52 (e)	21,448,353	19,971,992
4% 7/1/30 to 9/1/52	16,841,614	16,087,475
4.5% to 4.5% 3/1/23 to 8/1/52 (e)	12,139,450	11,908,732
5% 3/1/23 to 12/1/52	9,993,284	9,982,269
5.5% 12/1/23 to 11/1/52	3,991,974	4,041,260
6% to 6% 2/1/23 to 11/1/52	2,005,597	2,060,044
6.5% 12/1/23 to 10/1/39	203,746	214,418
7% to 7% 11/1/23 to 2/1/32	10,244	10,499
7.5% to 7.5% 9/1/25 to 11/1/31	12,559	13,088
TOTAL FANNIE MAE		159,184,642
Freddie Mac - 3.2%
12 month U.S. LIBOR + 1.370% 3.141% 3/1/36 (c)(d)	5,793	5,736
12 month U.S. LIBOR + 1.880% 3.255% 4/1/41 (c)(d)	886	893
12 month U.S. LIBOR + 1.880% 4.13% 9/1/41 (c)(d)	3,543	3,554
12 month U.S. LIBOR + 1.910% 3.22% 5/1/41 (c)(d)	7,149	7,207
12 month U.S. LIBOR + 1.910% 3.568% 5/1/41 (c)(d)	7,484	7,558
12 month U.S. LIBOR + 1.910% 3.774% 6/1/41 (c)(d)	9,286	9,384
12 month U.S. LIBOR + 1.910% 4.16% 6/1/41 (c)(d)	2,340	2,369
12 month U.S. LIBOR + 1.940% 4.071% 9/1/37 (c)(d)	4,915	4,964
12 month U.S. LIBOR + 2.030% 4.158% 3/1/33 (c)(d)	74	74
12 month U.S. LIBOR + 2.160% 4.41% 11/1/35 (c)(d)	1,162	1,171
6 month U.S. LIBOR + 1.650% 4.177% 4/1/35 (c)(d)	5,000	5,045
6 month U.S. LIBOR + 2.680% 4.983% 10/1/35 (c)(d)	832	853
U.S. TREASURY 1 YEAR INDEX + 1.710% 2.088% 3/1/36 (c)(d)	47,767	47,711
U.S. TREASURY 1 YEAR INDEX + 2.230% 4.058% 12/1/35 (c)(d)	19,187	19,514
U.S. TREASURY 1 YEAR INDEX + 2.240% 2.372% 1/1/35 (c)(d)	745	754
U.S. TREASURY 1 YEAR INDEX + 2.250% 3.317% 3/1/35 (c)(d)	9,867	9,965
1.5% 7/1/35 to 12/1/50	3,317,847	2,705,046
2% 6/1/23 to 4/1/52	14,128,705	11,850,359
2% 9/1/35	270,792	242,216
2% 10/1/35	1,761,912	1,575,983
2.5% 2/1/27 to 3/1/52	24,393,391	21,234,821
3% 10/1/26 to 1/1/52	14,122,344	12,825,251
3% 8/1/47	5,479	4,913
3.5% 4/1/28 to 9/1/52	16,556,878	15,489,513
3.5% 8/1/47	6,050	5,621
3.5% 9/1/47	259,897	243,024
4% 8/1/33 to 8/1/52	7,241,527	6,903,679
4.5% 5/1/23 to 9/1/50	4,525,914	4,459,394
5% 4/1/23 to 1/1/53	9,674,258	9,667,822
5.5% 5/1/23 to 10/1/52	1,068,203	1,082,178
6% 4/1/32 to 8/1/37	53,221	55,009
6.5% 8/1/36 to 12/1/37	2,473	2,619
7.5% 8/1/26 to 9/1/31	1,551	1,640
8% 5/1/27	29	30
8.5% 5/1/27 to 1/1/28	237	245
TOTAL FREDDIE MAC		88,476,115
Ginnie Mae - 4.4%
3.5% 12/15/40 to 6/20/51	14,055,540	13,146,473
4% 1/15/25 to 1/20/51	8,996,154	8,643,986
5% 1/20/39 to 4/20/49	1,451,521	1,462,346
6.5% 4/15/35 to 1/15/39	25,192	26,642
7% 1/15/28 to 7/15/32	37,741	39,227
7.5% to 7.5% 12/15/25 to 10/15/28	6,152	6,351
8% 3/15/30 to 9/15/30	888	940
1.5% 3/20/51 to 12/20/51	304,623	244,410
2% 10/20/50 to 11/20/51	25,611,773	21,583,429
2% 1/1/53 (g)	2,100,000	1,761,837
2% 1/1/53 (g)	700,000	587,279
2% 1/1/53 (g)	700,000	587,279
2% 1/1/53 (g)	950,000	797,022
2% 1/1/53 (g)	500,000	419,485
2% 1/1/53 (g)	400,000	335,588
2% 1/1/53 (g)	300,000	251,691
2% 1/1/53 (g)	2,650,000	2,223,271
2% 1/1/53 (g)	2,000,000	1,677,940
2% 1/1/53 (g)	3,600,000	3,020,292
2% 1/1/53 (g)	500,000	419,485
2% 2/1/53 (g)	3,250,000	2,729,572
2% 2/1/53 (g)	4,100,000	3,443,460
2% 3/1/53 (g)	800,000	672,426
2.5% 7/20/43 to 5/20/52	25,734,371	22,411,454
2.5% 1/1/53 (g)	850,000	736,307
2.5% 1/1/53 (g)	1,100,000	952,868
2.5% 1/1/53 (g)	600,000	519,746
2.5% 1/1/53 (g)	1,250,000	1,082,804
2.5% 1/1/53 (g)	500,000	433,122
2.5% 2/1/53 (g)	1,600,000	1,387,114
3% 7/15/42 to 6/20/51	14,721,051	13,307,512
3% 1/1/53 (g)	2,100,000	1,870,421
3% 1/1/53 (g)	1,300,000	1,157,879
3% 1/1/53 (g)	1,550,000	1,380,549
3% 1/1/53 (g)	350,000	311,737
3% 1/1/53 (g)	950,000	846,143
3% 1/1/53 (g)	3,400,000	3,028,300
3% 1/1/53 (g)	50,000	44,534
3% 2/1/53 (g)	3,800,000	3,386,500
3% 2/1/53 (g)	950,000	846,625
3.5% 1/1/53 (g)	2,650,000	2,434,767
3.5% 2/1/53 (g)	1,000,000	919,210
4.5% to 4.5% 11/20/33 to 5/20/51	3,515,562	3,465,182
5.5% 12/20/32 to 12/20/48	266,643	273,487
6% to 6% 5/20/34 to 12/15/40	99,778	104,130
TOTAL GINNIE MAE		124,980,822
Uniform Mortgage Backed Securities - 11.5%
1.5% 1/1/38 (g)	1,350,000	1,171,874
1.5% 1/1/38 (g)	5,300,000	4,600,690
1.5% 1/1/38 (g)	1,300,000	1,128,471
1.5% 1/1/38 (g)	1,250,000	1,085,068
1.5% 1/1/38 (g)	2,550,000	2,213,539
1.5% 2/1/38 (g)	4,000,000	3,477,375
1.5% 2/1/38 (g)	2,650,000	2,303,761
1.5% 1/1/53 (g)	6,750,000	5,209,751
1.5% 1/1/53 (g)	1,550,000	1,196,313
1.5% 1/1/53 (g)	2,450,000	1,890,947
2% 1/1/38 (g)	1,300,000	1,157,975
2% 1/1/38 (g)	2,150,000	1,915,113
2% 1/1/38 (g)	650,000	578,988
2% 1/1/38 (g)	650,000	578,988
2% 1/1/38 (g)	1,250,000	1,113,438
2% 2/1/38 (g)	1,300,000	1,159,498
2% 2/1/38 (g)	1,150,000	1,025,710
2% 2/1/38 (g)	800,000	713,538
2% 1/1/53 (g)	7,900,000	6,448,129
2% 1/1/53 (g)	15,750,000	12,855,446
2% 1/1/53 (g)	3,950,000	3,224,064
2% 1/1/53 (g)	3,950,000	3,224,064
2% 1/1/53 (g)	800,000	652,975
2% 1/1/53 (g)	3,950,000	3,224,064
2% 1/1/53 (g)	15,850,000	12,937,068
2% 1/1/53 (g)	7,850,000	6,407,318
2% 1/1/53 (g)	12,050,000	9,835,437
2% 1/1/53 (g)	250,000	204,055
2% 1/1/53 (g)	15,750,000	12,855,446
2% 2/1/53 (g)	8,050,000	6,578,108
2% 2/1/53 (g)	16,000,000	13,074,501
2% 2/1/53 (g)	800,000	653,725
2% 2/1/53 (g)	8,000,000	6,537,250
2% 2/1/53 (g)	8,000,000	6,537,250
2.5% 1/1/53 (g)	11,750,000	9,961,797
2.5% 1/1/53 (g)	3,900,000	3,306,469
2.5% 1/1/53 (g)	15,400,000	13,056,313
2.5% 1/1/53 (g)	15,300,000	12,971,531
2.5% 1/1/53 (g)	1,300,000	1,102,156
2.5% 1/1/53 (g)	250,000	211,953
2.5% 1/1/53 (g)	11,100,000	9,410,719
2.5% 1/1/53 (g)	15,400,000	13,056,313
2.5% 1/1/53 (g)	650,000	551,078
2.5% 2/1/53 (g)	16,050,000	13,619,930
2.5% 2/1/53 (g)	11,350,000	9,631,540
2.5% 2/1/53 (g)	11,000,000	9,334,532
3% 1/1/53 (g)	1,050,000	922,441
3% 1/1/53 (g)	2,100,000	1,844,883
3% 1/1/53 (g)	13,950,000	12,255,293
3.5% 1/1/38 (g)	975,000	933,867
3.5% 1/1/53 (g)	2,050,000	1,864,378
3.5% 1/1/53 (g)	10,500,000	9,549,252
3.5% 1/1/53 (g)	5,525,000	5,024,726
3.5% 1/1/53 (g)	1,000,000	909,453
3.5% 1/1/53 (g)	6,525,000	5,934,178
3.5% 1/1/53 (g)	10,500,000	9,549,252
3.5% 2/1/53 (g)	18,300,000	16,651,562
4% 1/1/38 (g)	350,000	341,523
4% 1/1/53 (g)	2,900,000	2,722,374
4% 1/1/53 (g)	3,250,000	3,050,936
4.5% 1/1/53 (g)	2,350,000	2,265,180
4.5% 1/1/53 (g)	5,450,000	5,253,289
5% 1/1/53 (g)	3,050,000	3,007,587
5.5% 1/1/53 (g)	2,200,000	2,206,532
5.5% 1/1/53 (g)	2,100,000	2,106,235
5.5% 1/1/53 (g)	3,200,000	3,209,501
TOTAL UNIFORM MORTGAGE BACKED SECURITIES		323,586,710
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $723,601,280)		696,228,289

Asset-Backed Securities - 3.7%
	Principal Amount (a)	Value ($)
AASET Trust:
Series 2018-1A Class A, 3.844% 1/16/38 (b)	323,283	195,882
Series 2019-1 Class A, 3.844% 5/15/39 (b)	261,123	170,388
Series 2019-2 Class A, 3.376% 10/16/39 (b)	641,516	474,739
Series 2021-1A Class A, 2.95% 11/16/41 (b)	699,375	559,206
Series 2021-2A Class A, 2.798% 1/15/47 (b)	1,388,073	1,118,942
AASET, Ltd. Series 2022-1A Class A, 6% 5/16/47 (b)	12,712,301	11,777,212
AIMCO CLO Series 2021-AA Class AR2, 3 month U.S. LIBOR + 1.140% 5.2191% 10/17/34 (b)(c)(d)	313,000	303,763
AIMCO CLO Ltd. Series 2021-11A Class AR, 3 month U.S. LIBOR + 1.130% 5.2091% 10/17/34 (b)(c)(d)	524,413	510,468
AIMCO CLO Ltd. / AIMCO CLO LLC Series 2021-14A Class A, 3 month U.S. LIBOR + 0.990% 5.2326% 4/20/34 (b)(c)(d)	1,282,526	1,243,165
Allegro CLO XV, Ltd. / Allegro CLO VX LLC Series 2022-1A Class A, CME TERM SOFR 3 MONTH INDEX + 1.500% 3.1807% 7/20/35 (b)(c)(d)	667,851	649,682
Allegro CLO, Ltd. Series 2021-1A Class A, 3 month U.S. LIBOR + 1.140% 5.3826% 7/20/34 (b)(c)(d)	627,261	609,626
Apollo Aviation Securitization Equity Trust Series 2020-1A Class A, 3.351% 1/16/40 (b)	189,805	152,040
Ares CLO Series 2019-54A Class A, 3 month U.S. LIBOR + 1.320% 5.3991% 10/15/32 (b)(c)(d)	686,534	673,377
Ares LIX CLO Ltd. Series 2021-59A Class A, 3 month U.S. LIBOR + 1.030% 5.3884% 4/25/34 (b)(c)(d)	425,583	412,570
Ares LV CLO Ltd. Series 2021-55A Class A1R, 3 month U.S. LIBOR + 1.130% 5.2091% 7/15/34 (b)(c)(d)	790,637	772,664
Ares LVIII CLO LLC Series 2022-58A Class AR, CME TERM SOFR 3 MONTH INDEX + 1.330% 5.1936% 1/15/35 (b)(c)(d)	1,304,759	1,252,256
Ares XLI CLO Ltd. / Ares XLI CLO LLC Series 2021-41A Class AR2, 3 month U.S. LIBOR + 1.070% 5.1491% 4/15/34 (b)(c)(d)	889,718	863,467
Ares XXXIV CLO Ltd. Series 2020-2A Class AR2, 3 month U.S. LIBOR + 1.250% 5.3291% 4/17/33 (b)(c)(d)	964,629	944,993
Babson CLO Ltd. Series 2021-1A Class AR, 3 month U.S. LIBOR + 1.150% 5.2291% 10/15/36 (b)(c)(d)	14,190,185	13,807,234
Barings CLO Ltd.:
Series 2021-1A Class A, 3 month U.S. LIBOR + 1.020% 5.3784% 4/25/34 (b)(c)(d)	934,550	907,919
Series 2021-4A Class A, 3 month U.S. LIBOR + 1.220% 5.4626% 1/20/32 (b)(c)(d)	847,650	834,165
Beechwood Park CLO Ltd. Series 2022-1A Class A1R, CME TERM SOFR 3 MONTH INDEX + 1.300% 5.1636% 1/17/35 (b)(c)(d)	1,072,148	1,055,045
BETHP Series 2021-1A Class A, 3 month U.S. LIBOR + 1.130% 5.2091% 1/15/35 (b)(c)(d)	799,679	776,056
Blackbird Capital Aircraft:
Series 2016-1A:
Class A, 4.213% 12/16/41 (b)	795,072	650,553
Class AA, 2.487% 12/16/41 (b)(c)	76,253	69,474
Series 2021-1A Class A, 2.443% 7/15/46 (b)	982,929	807,384
Bristol Park CLO, Ltd. Series 2020-1A Class AR, 3 month U.S. LIBOR + 0.990% 5.0691% 4/15/29 (b)(c)(d)	1,453,417	1,433,202
Capital One Multi-Asset Execution Trust Series 2019-A3 Class A3, 2.06% 8/15/28	283,000	258,850
CarMax Auto Owner Trust Series 2021-1 Class A3, 0.34% 12/15/25	716,094	692,228
Castlelake Aircraft Securitization Trust Series 2019-1A:
Class A, 3.967% 4/15/39 (b)	505,853	427,513
Class B, 5.095% 4/15/39 (b)	272,765	202,167
Castlelake Aircraft Structured Trust:
Series 2018-1 Class A, 4.125% 6/15/43 (b)	325,060	284,911
Series 2021-1A Class A, 3.474% 1/15/46 (b)	201,807	169,526
Cedar Funding Ltd.:
Series 2021-10A Class AR, 3 month U.S. LIBOR + 1.100% 5.3426% 10/20/32 (b)(c)(d)	799,316	779,973
Series 2022-15A Class A, CME TERM SOFR 3 MONTH INDEX + 1.320% 5.2833% 4/20/35 (b)(c)(d)	994,984	958,267
Cedar Funding XII CLO Ltd. / Cedar Funding XII CLO LLC Series 2021-12A Class A1R, 3 month U.S. LIBOR + 1.130% 5.4884% 10/25/34 (b)(c)(d)	490,758	476,374
CEDF Series 2021-6A Class ARR, 3 month U.S. LIBOR + 1.050% 5.2926% 4/20/34 (b)(c)(d)	772,931	747,604
Cent CLO Ltd. / Cent CLO Series 2021-29A Class AR, 3 month U.S. LIBOR + 1.170% 5.4126% 10/20/34 (b)(c)(d)	795,912	772,059
Citibank Credit Card Issuance Trust:
Series 2013-A9 Class A9, 3.72% 9/8/25	128,000	126,772
Series 2018-A7 Class A7, 3.96% 10/13/30	442,000	427,248
Columbia Cent CLO 31 Ltd. Series 2021-31A Class A1, 3 month U.S. LIBOR + 1.200% 5.4426% 4/20/34 (b)(c)(d)	853,929	829,315
Columbia Cent Clo 32 Ltd. / Coliseum Series 2022-32A Class A1, CME TERM SOFR 3 MONTH INDEX + 1.700% 4.197% 7/24/34 (b)(c)(d)	3,009,000	2,890,138
Columbia Cent CLO Ltd. / Columbia Cent CLO Corp. Series 2021-30A Class A1, 3 month U.S. LIBOR + 1.310% 5.5526% 1/20/34 (b)(c)(d)	1,117,642	1,094,206
DB Master Finance LLC Series 2017-1A Class A2II, 4.03% 11/20/47 (b)	721,043	655,038
Discover Card Execution Note Trust Series 2018-A1 Class A1, 3.03% 8/15/25	526,000	525,047
Dominos Pizza Master Issuer LLC Series 2018-1A Class A2II, 4.328% 7/25/48 (b)	1,920,000	1,774,320
Dryden 98 CLO Ltd. Series 2022-98A Class A, CME TERM SOFR 3 MONTH INDEX + 1.300% 5.2633% 4/20/35 (b)(c)(d)	558,807	539,597
Dryden CLO, Ltd.:
Series 2021-76A Class A1R, 3 month U.S. LIBOR + 1.150% 5.3926% 10/20/34 (b)(c)(d)	528,431	513,797
Series 2021-83A Class A, 3 month U.S. LIBOR + 1.220% 5.4137% 1/18/32 (b)(c)(d)	647,981	637,426
Dryden Senior Loan Fund:
Series 2018-58A Class A1, 3 month U.S. LIBOR + 1.000% 5.0791% 7/17/31 (b)(c)(d)	813,000	800,548
Series 2020-78A Class A, 3 month U.S. LIBOR + 1.180% 5.2591% 4/17/33 (b)(c)(d)	539,984	528,484
Series 2021-85A Class AR, 3 month U.S. LIBOR + 1.150% 5.2291% 10/15/35 (b)(c)(d)	702,984	682,819
Series 2021-90A Class A1A, 3 month U.S. LIBOR + 1.130% 5.8054% 2/20/35 (b)(c)(d)	418,048	405,445
Eaton Vance CLO, Ltd.:
Series 2021-1A Class AR, 3 month U.S. LIBOR + 1.100% 5.1791% 4/15/31 (b)(c)(d)	362,417	355,457
Series 2021-2A Class AR, 3 month U.S. LIBOR + 1.150% 5.2291% 1/15/35 (b)(c)(d)	1,957,851	1,910,481
Flatiron CLO Ltd. Series 2021-1A:
Class A1, 3 month U.S. LIBOR + 1.110% 5.3366% 7/19/34 (b)(c)(d)	570,249	556,305
Class AR, 3 month U.S. LIBOR + 1.080% 5.7239% 11/16/34 (b)(c)(d)	816,255	796,433
Flatiron CLO Ltd. / Flatiron CLO LLC Series 2020-1A Class A, 3 month U.S. LIBOR + 1.300% 5.9754% 11/20/33 (b)(c)(d)	1,017,886	994,782
Ford Credit Auto Lease Trust Series 2021-A Class A3, 0.26% 2/15/24	176,182	175,760
Ford Credit Floorplan Master Owner Trust Series 2018-2 Class A, 3.17% 3/15/25	522,000	519,848
GM Financial Consumer Automobile Receivables Trust Series 2021-1 Class A3, 0.35% 10/16/25	511,429	494,774
Horizon Aircraft Finance I Ltd. Series 2018-1 Class A, 4.458% 12/15/38 (b)	302,665	247,882
Horizon Aircraft Finance Ltd. Series 2019-1 Class A, 3.721% 7/15/39 (b)	290,402	228,439
Invesco CLO Ltd. Series 2021-3A Class A, 3 month U.S. LIBOR + 1.130% 5.4546% 10/22/34 (b)(c)(d)	560,077	543,349
KKR CLO Ltd. Series 2022-41A Class A1, CME TERM SOFR 3 MONTH INDEX + 1.330% 5.1936% 4/15/35 (b)(c)(d)	1,298,569	1,250,744
Lucali CLO Ltd. Series 2021-1A Class A, 3 month U.S. LIBOR + 1.210% 5.2891% 1/15/33 (b)(c)(d)	401,849	396,375
Madison Park Funding Series 2020-19A Class A1R2, 3 month U.S. LIBOR + 0.920% 5.2446% 1/22/28 (b)(c)(d)	540,336	534,351
Madison Park Funding L Ltd. / Madison Park Funding L LLC Series 2021-50A Class A, 3 month U.S. LIBOR + 1.140% 5.3666% 4/19/34 (b)(c)(d)	1,795,369	1,756,185
Madison Park Funding LII Ltd. / Madison Park Funding LII LLC Series 2021-52A Class A, 3 month U.S. LIBOR + 1.100% 5.4246% 1/22/35 (b)(c)(d)	910,439	881,287
Madison Park Funding XLV Ltd./Madison Park Funding XLV LLC Series 2021-45A Class AR, 3 month U.S. LIBOR + 1.120% 5.1991% 7/15/34 (b)(c)(d)	569,118	554,826
Magnetite IX, Ltd. / Magnetite IX LLC Series 2021-30A Class A, 3 month U.S. LIBOR + 1.130% 5.4884% 10/25/34 (b)(c)(d)	965,191	939,787
Magnetite XXI Ltd. Series 2021-21A Class AR, 3 month U.S. LIBOR + 1.020% 5.2626% 4/20/34 (b)(c)(d)	746,434	727,437
Magnetite XXIX, Ltd. / Magnetite XXIX LLC Series 2021-29A Class A, 3 month U.S. LIBOR + 0.990% 5.0691% 1/15/34 (b)(c)(d)	779,838	764,870
Marlette Funding Trust Series 2022-1A Class A, 1.36% 4/15/32 (b)	566,217	555,001
Mercedes-Benz Auto Lease Trust Series 2021-A Class A3, 0.25% 1/16/24	413,595	409,246
Milos CLO, Ltd. Series 2020-1A Class AR, 3 month U.S. LIBOR + 1.070% 5.3126% 10/20/30 (b)(c)(d)	2,190,762	2,159,438
Park Place Securities, Inc. Series 2005-WCH1 Class M4, 1 month U.S. LIBOR + 1.240% 5.6337% 1/25/36 (c)(d)	20,147	19,691
Peace Park CLO, Ltd. Series 2021-1A Class A, 3 month U.S. LIBOR + 1.130% 5.3726% 10/20/34 (b)(c)(d)	1,605,558	1,563,295
Planet Fitness Master Issuer LLC:
Series 2019-1A Class A2, 3.858% 12/5/49 (b)	590,730	484,960
Series 2022-1A:
Class A2I, 3.251% 12/5/51 (b)	647,110	562,419
Class A2II, 4.008% 12/5/51 (b)	578,628	451,951
Project Silver Series 2019-1 Class A, 3.967% 7/15/44 (b)	545,707	429,916
Rockland Park CLO Ltd. Series 2021-1A Class A, 3 month U.S. LIBOR + 1.120% 5.3626% 4/20/34 (b)(c)(d)	1,066,406	1,040,665
RR 7 Ltd. Series 2022-7A Class A1AB, CME TERM SOFR 3 MONTH INDEX + 1.340% 5.2036% 1/15/37 (b)(c)(d)	1,078,307	1,051,579
Sapphire Aviation Finance Series 2020-1A Class A, 3.228% 3/15/40 (b)	574,159	434,538
SBA Tower Trust:
Series 2019, 2.836% 1/15/50 (b)	779,000	734,635
1.884% 7/15/50 (b)	300,000	264,103
2.328% 7/15/52 (b)	229,000	192,027
Stratus CLO, Ltd. Series 2022-1A Class A, CME TERM SOFR 3 MONTH INDEX + 1.750% 5.7133% 7/20/30 (b)(c)(d)	477,240	470,747
SYMP Series 2022-32A Class A1, CME TERM SOFR 3 MONTH INDEX + 1.320% 5.3575% 4/23/35 (b)(c)(d)	1,115,802	1,090,193
Symphony CLO XIX, Ltd. / Symphony CLO XIX LLC Series 2018-19A Class A, 3 month U.S. LIBOR + 0.960% 5.0391% 4/16/31 (b)(c)(d)	6,449,000	6,342,572
Symphony CLO XXV Ltd. / Symphony CLO XXV LLC Series 2021-25A Class A, 3 month U.S. LIBOR + 0.980% 5.2066% 4/19/34 (b)(c)(d)	947,359	919,138
Symphony CLO XXVI Ltd. / Symphony CLO XXVI LLC Series 2021-26A Class AR, 3 month U.S. LIBOR + 1.080% 5.3226% 4/20/33 (b)(c)(d)	875,909	850,770
Terwin Mortgage Trust Series 2003-4HE Class A1, 1 month U.S. LIBOR + 0.860% 5.2487% 9/25/34 (c)(d)	873	823
Thunderbolt Aircraft Lease Ltd. Series 2018-A Class A, 4.147% 9/15/38 (b)(c)	633,279	479,728
Thunderbolt III Aircraft Lease Ltd. Series 2019-1 Class A, 3.671% 11/15/39 (b)	867,495	681,009
Upstart Securitization Trust 3.12% 3/20/32 (b)	256,668	247,328
Valley Stream Park Clo Ltd. / Vy Series 2022-1A Class A, CME TERM SOFR 3 MONTH INDEX + 2.400% 6.4714% 10/20/34 (b)(c)(d)	2,667,000	2,657,607
Verizon Master Trust Series 2021-1 Class B, 0.69% 5/20/27	2,008,000	1,882,686
Voya CLO Ltd. Series 2019-2A Class A, 3 month U.S. LIBOR + 1.270% 5.5126% 7/20/32 (b)(c)(d)	822,785	808,305
Voya CLO Ltd./Voya CLO LLC:
Series 2021-2A Class A1R, 3 month U.S. LIBOR + 1.160% 5.3866% 7/19/34 (b)(c)(d)	522,906	511,694
Series 2021-3A Class AR, 3 month U.S. LIBOR + 1.150% 5.3926% 10/20/34 (b)(c)(d)	1,070,174	1,041,190
Voya CLO, Ltd. Series 2021-1A Class AR, 3 month U.S. LIBOR + 1.150% 5.2291% 7/16/34 (b)(c)(d)	528,055	514,684
TOTAL ASSET-BACKED SECURITIES (Cost $106,450,076)		104,706,454

Collateralized Mortgage Obligations - 0.6%
	Principal Amount (a)	Value ($)
Private Sponsor - 0.6%
Binom Securitization Trust 202 Series 2022-RPL1 Class A1, 3% 2/25/61 (b)	699,796	625,032
BRAVO Residential Funding Trust sequential payer Series 2022-RPL1 Class A1, 2.75% 9/25/61 (b)	1,028,721	849,528
BVEBO sequential payer Series 2022-3 Class A, 3.242% 5/29/52 (b)	2,366,738	2,340,155
Cascade Funding Mortgage Trust:
sequential payer Series 2022-EBO2 Class A, 3.169% 7/25/54 (b)	363,959	351,406
Series 2021-HB6 Class A, 0.8983% 6/25/36 (b)	443,611	419,683
CFMT 2022-Hb8 LLC sequential payer Series 2022-HB8 Class A, 3.75% 4/25/25 (b)	2,846,499	2,733,357
Finance of America HECM Buyout sequential payer Series 2022-HB1 Class A, 2.6948% 2/25/32 (b)(c)	1,059,294	1,020,872
MFA Trust sequential payer Series 2022-RPL1 Class A1, 3.3% 8/25/61 (b)	3,459,930	3,112,927
NYMT Loan Trust sequential payer Series 2021-CP1 Class A1, 2.0424% 7/25/61 (b)	386,966	340,971
Preston Ridge Partners Mortgage Trust Series 2021-2 Class A1, 2.115% 3/25/26 (b)	653,521	593,275
RMF Buyout Issuance Trust sequential payer Series 2022-HB1 Class A, 4.272% 4/25/32 (b)	276,137	266,235
Towd Point Mortgage Trust sequential payer Series 2022-K147 Class A2, 3.75% 7/25/62 (b)	3,559,020	3,214,646
TOTAL PRIVATE SPONSOR		15,868,087
U.S. Government Agency - 0.0%
Fannie Mae planned amortization class:
Series 1999-54 Class PH, 6.5% 11/18/29	3,174	3,185
Series 1999-57 Class PH, 6.5% 12/25/29	8,821	8,935
TOTAL U.S. GOVERNMENT AGENCY		12,120
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $16,642,079)		15,880,207

Commercial Mortgage Securities - 4.5%
	Principal Amount (a)	Value ($)
BAMLL Commercial Mortgage Securities Trust:
floater Series 2022-DKLX Class A, CME Term SOFR 1 Month Index + 1.150% 5.486% 1/15/39 (b)(c)(d)	497,039	480,935
sequential payer Series 2019-BPR Class ANM, 3.112% 11/5/32 (b)	484,000	447,404
Series 2019-BPR Class BNM, 3.465% 11/5/32 (b)	109,000	96,341
BANK:
sequential payer:
Series 2017-BNK4 Class ASB, 3.419% 5/15/50	550,052	526,321
Series 2018-BN10 Class A5, 3.688% 2/15/61	48,347	45,108
Series 2019-BN21 Class A5, 2.851% 10/17/52	82,630	71,569
Series 2020-BN25 Class A5, 2.649% 1/15/63	462,410	393,922
Series 2020-BN28 Class A4, 1.844% 3/15/63	1,148,351	911,411
Series 2021-BN35 Class A5, 2.285% 6/15/64	567,169	457,756
Series 2022-BNK41 Class A4, 3.79% 4/15/65 (c)	963,521	878,111
Series 2022-BNK43 Class A5, 4.399% 8/15/55	1,300,000	1,236,857
Series 2021-BN33 Class XA, 1.0579% 5/15/64 (c)(h)	12,058,464	704,431
BBCMS Mortgage Trust sequential payer Series 2021-C11 Class A5, 2.322% 9/15/54	722,307	583,904
Benchmark Mortgage Trust:
sequential payer:
Series 2018-B4 Class A5, 4.121% 7/15/51	172,167	164,126
Series 2019-B10 Class A4, 3.717% 3/15/62	159,609	147,705
Series 2020-B19 Class A5, 1.85% 9/15/53	468,749	376,825
Series 2021-B24 Class A5, 2.5843% 3/15/54	700,621	583,342
Series 2021-B28 Class A5, 2.2237% 8/15/54	2,250,000	1,802,182
Series 2018-B8 Class A5, 4.2317% 1/15/52	1,180,306	1,127,860
Series 2019-B12 Class A5, 3.1156% 8/15/52	726,144	647,199
Series 2019-B9 Class A5, 4.0156% 3/15/52	642,936	606,788
BFLD Trust floater sequential payer Series 2020-OBRK Class A, 1 month U.S. LIBOR + 2.050% 6.368% 11/15/28 (b)(c)(d)	441,000	435,842
BPR Trust floater Series 2022-OANA:
Class A, CME Term SOFR 1 Month Index + 1.890% 6.2336% 4/15/37 (b)(c)(d)	2,535,445	2,474,587
Class B, CME Term SOFR 1 Month Index + 2.440% 6.7826% 4/15/37 (b)(c)(d)	841,247	790,370
BX Commercial Mortgage Trust floater:
Series 2021-PAC:
Class A, 1 month U.S. LIBOR + 0.680% 5.0071% 10/15/36 (b)(c)(d)	1,109,960	1,065,417
Class B, 1 month U.S. LIBOR + 0.890% 5.2168% 10/15/36 (b)(c)(d)	162,246	153,497
Class C, 1 month U.S. LIBOR + 1.090% 5.4166% 10/15/36 (b)(c)(d)	217,124	204,055
Class D, 1 month U.S. LIBOR + 1.290% 5.6163% 10/15/36 (b)(c)(d)	210,720	196,055
Class E, 1 month U.S. LIBOR + 1.940% 6.2655% 10/15/36 (b)(c)(d)	732,746	684,509
Series 2022-LP2:
Class A, CME Term SOFR 1 Month Index + 1.010% 5.3485% 2/15/39 (b)(c)(d)	2,110,234	2,033,299
Class B, CME Term SOFR 1 Month Index + 1.310% 5.6479% 2/15/39 (b)(c)(d)	412,006	390,742
Class C, CME Term SOFR 1 Month Index + 1.560% 5.8973% 2/15/39 (b)(c)(d)	412,006	387,974
Class D, CME Term SOFR 1 Month Index + 1.960% 6.2964% 2/15/39 (b)(c)(d)	412,006	383,651
BX Trust:
floater:
Series 2018-EXCL Class D, 1 month U.S. LIBOR + 2.620% 6.943% 9/15/37 (b)(c)(d)	186,445	166,252
Series 2019-IMC:
Class B, 1 month U.S. LIBOR + 1.300% 5.618% 4/15/34 (b)(c)(d)	412,398	397,907
Class C, 1 month U.S. LIBOR + 1.600% 5.918% 4/15/34 (b)(c)(d)	272,629	260,874
Class D, 1 month U.S. LIBOR + 1.900% 6.218% 4/15/34 (b)(c)(d)	286,192	268,541
Series 2019-XL:
Class B, CME Term SOFR 1 Month Index + 1.190% 5.5301% 10/15/36 (b)(c)(d)	4,695,086	4,612,323
Class C, CME Term SOFR 1 Month Index + 1.360% 5.7001% 10/15/36 (b)(c)(d)	415,223	404,768
Class D, CME Term SOFR 1 Month Index + 1.560% 5.9001% 10/15/36 (b)(c)(d)	1,077,637	1,043,379
Class E, CME Term SOFR 1 Month Index + 1.910% 6.2501% 10/15/36 (b)(c)(d)	826,282	797,415
Series 2022-GPA Class A, CME Term SOFR 1 Month Index + 2.160% 6.5006% 10/15/39 (b)(c)(d)	1,629,000	1,618,799
Series 2022-IND:
Class A, CME Term SOFR 1 Month Index + 1.490% 5.8167% 4/15/37 (b)(c)(d)	975,577	954,800
Class B, CME Term SOFR 1 Month Index + 1.940% 6.2657% 4/15/37 (b)(c)(d)	497,343	481,456
Class C, CME Term SOFR 1 Month Index + 2.290% 6.6157% 4/15/37 (b)(c)(d)	112,287	107,083
Class D, CME Term SOFR 1 Month Index + 2.830% 7.1647% 4/15/37 (b)(c)(d)	94,023	88,724
floater sequential payer Series 2021-SOAR Class A, 4.988% 6/15/38 (b)(c)	5,201,206	5,009,651
floater, sequential payer:
Series 2019-IMC Class A, 1 month U.S. LIBOR + 1.000% 5.318% 4/15/34 (b)(c)(d)	1,194,934	1,166,994
Series 2019-XL Class A, CME Term SOFR 1 Month Index + 1.030% 5.3701% 10/15/36 (b)(c)(d)	2,806,287	2,771,688
CAMB Commercial Mortgage Trust floater Series 2019-LIFE:
Class A, 1 month U.S. LIBOR + 1.070% 5.388% 12/15/37 (b)(c)(d)	2,145,000	2,112,638
Class B, 1 month U.S. LIBOR + 1.250% 5.568% 12/15/37 (b)(c)(d)	1,400,000	1,363,063
Class E, 1 month U.S. LIBOR + 2.150% 6.468% 12/15/37 (b)(c)(d)	520,000	497,797
CF Hippolyta Issuer LLC sequential payer Series 2021-1A Class A1, 1.53% 3/15/61 (b)	1,206,623	1,044,431
CHC Commercial Mortgage Trust floater Series 2019-CHC:
Class A, 1 month U.S. LIBOR + 1.120% 5.438% 6/15/34 (b)(c)(d)	990,612	966,685
Class B, 1 month U.S. LIBOR + 1.500% 5.818% 6/15/34 (b)(c)(d)	195,056	185,578
Class C, 1 month U.S. LIBOR + 1.750% 6.068% 6/15/34 (b)(c)(d)	220,357	204,507
CIM Retail Portfolio Trust floater Series 2021-RETL:
Class C, 1 month U.S. LIBOR + 2.300% 6.618% 8/15/36 (b)(c)(d)	10,486	10,389
Class D, 1 month U.S. LIBOR + 3.050% 7.368% 8/15/36 (b)(c)(d)	144,000	140,195
Citigroup Commercial Mortgage Trust sequential payer:
Series 2014-GC25 Class A4, 3.635% 10/10/47	825,999	794,690
Series 2015-GC29 Class A4, 3.192% 4/10/48	311,943	294,969
Series 2015-P1 Class A5, 3.717% 9/15/48	160,809	153,144
Series 2016-C1 Class A4, 3.209% 5/10/49	508,851	473,683
Series 2016-P4 Class A4, 2.902% 7/10/49	589,456	541,166
COMM Mortgage Trust:
sequential payer:
Series 2013-CR7 Class A4, 3.213% 3/10/46	217,568	216,118
Series 2014-CR18 Class A5, 3.828% 7/15/47	158,730	154,026
Series 2015-3BP Class A, 3.178% 2/10/35 (b)	900,000	832,299
Series 2013-CR13 Class AM, 4.449% 11/10/46	738,856	724,665
Series 2013-CR6 Class A4, 3.101% 3/10/46	248,872	248,073
Series 2013-LC13 Class AM, 4.557% 8/10/46 (b)	452,842	445,249
Series 2014-CR14 Class AM, 4.526% 2/10/47 (c)	909,306	887,989
Series 2015-CR22 Class A5, 3.309% 3/10/48	532,572	507,067
Credit Suisse Mortgage Trust:
floater Series 2019-ICE4:
Class A, 1 month U.S. LIBOR + 0.980% 5.298% 5/15/36 (b)(c)(d)	500,000	494,483
Class B, 1 month U.S. LIBOR + 1.230% 5.548% 5/15/36 (b)(c)(d)	522,000	512,777
Class C, 1 month U.S. LIBOR + 1.430% 5.748% 5/15/36 (b)(c)(d)	816,000	799,650
sequential payer Series 2020-NET Class A, 2.2569% 8/15/37 (b)	242,022	216,355
Series 2018-SITE:
Class A, 4.284% 4/15/36 (b)	462,377	441,122
Class B, 4.5349% 4/15/36 (b)	142,154	133,808
Class D, 4.782% 4/15/36 (b)(c)	190,753	175,791
CSAIL Commercial Mortgage Trust sequential payer:
Series 2015-C3 Class A4, 3.7182% 8/15/48	344,472	328,123
Series 2019-C17:
Class A4, 2.7628% 9/15/52	516,958	442,659
Class A5, 3.0161% 9/15/52	516,958	447,331
ELP Commercial Mortgage Trust floater Series 2021-ELP Class A, 1 month U.S. LIBOR + 0.700% 5.019% 11/15/38 (b)(c)(d)	1,497,765	1,437,638
Extended Stay America Trust floater Series 2021-ESH:
Class A, 1 month U.S. LIBOR + 1.080% 5.398% 7/15/38 (b)(c)(d)	779,978	757,475
Class B, 1 month U.S. LIBOR + 1.380% 5.698% 7/15/38 (b)(c)(d)	1,574,598	1,513,371
Class C, 1 month U.S. LIBOR + 1.700% 6.018% 7/15/38 (b)(c)(d)	203,048	194,898
Class D, 1 month U.S. LIBOR + 2.250% 6.568% 7/15/38 (b)(c)(d)	11,297,473	10,815,696
Freddie Mac:
sequential payer:
Series 2016-K057 Class A2, 2.57% 7/25/26	437,441	410,413
Series 2020-K104 Class A2, 2.253% 1/25/30	2,053,820	1,784,765
Series 2020-K116 Class A2, 1.378% 7/25/30	1,745,881	1,401,768
Series 2020-K117 Class A2, 1.406% 8/25/30	890,789	715,229
Series 2020-K118 Class A2, 1.493% 9/25/30	423,042	341,165
Series 2020-K121 Class A2, 1.547% 10/25/30	593,860	479,389
Series 2021-K125 Class A2, 1.846% 1/25/31	230,204	189,378
Series 2021-K126 Class A2, 2.074% 1/25/31	327,624	274,852
Series 2021-K130 Class A2, 1.723% 6/25/31	281,917	228,196
Series 2021-K136 Class A2, 2.127% 11/25/31	1,500,998	1,245,552
Series K034 Class A2, 3.531% 7/25/23	245,592	243,461
Series K080 Class A2, 3.926% 7/25/28	454,836	443,438
Series 2017-K064 Class A2, 3.224% 3/25/27	472,919	450,653
Series 2017-K068 Class A2, 3.244% 8/25/27	652,712	620,724
Series 2017-K727 Class A2, 2.946% 7/25/24	633,414	614,953
Series 2018-K730 Class A2, 3.59% 1/25/25	1,022,900	997,099
Series 2019-K094 Class A2, 2.903% 6/25/29	1,410,116	1,288,137
Series 2019-K1510 Class A2, 3.718% 1/25/31	407,161	380,524
Series 2021-K123 Class A2, 1.621% 12/25/30	781,693	633,601
Series 2022-K150 Class A2, 3.71% 11/25/32	800,000	752,350
Series K036 Class A2, 3.527% 10/25/23	246,051	243,271
Series K046 Class A2, 3.205% 3/25/25	912,976	883,398
Series K047 Class A2, 3.329% 5/25/25	105,827	102,562
Series K053 Class A2, 2.995% 12/25/25	194,973	186,548
Series K056 Class A2, 2.525% 5/25/26	568,904	533,814
Series K062 Class A1, 3.032% 9/25/26	283,793	276,025
Series K079 Class A2, 3.926% 6/25/28	213,322	208,122
GS Mortgage Securities Trust:
floater:
Series 2018-3PCK Class A, 1 month U.S. LIBOR + 1.700% 6.268% 9/15/31 (b)(c)(d)	381,815	374,311
Series 2021-IP Class A, 1 month U.S. LIBOR + 0.950% 5.268% 10/15/36 (b)(c)(d)	1,163,563	1,084,800
sequential payer:
Series 2014-GC26 Class A4, 3.364% 11/10/47	465,276	446,121
Series 2020-GC45 Class A5, 2.9106% 2/13/53	1,245,771	1,071,268
Series 2013-GC12 Class A/S, 3.375% 6/10/46	2,410,418	2,380,436
Intown Mortgage Trust floater sequential payer Series 2022-STAY Class A, CME Term SOFR 1 Month Index + 2.480% 6.8246% 8/15/39 (b)(c)(d)	3,000,000	2,980,274
J.P. Morgan Chase Commercial Mortgage Securities Trust floater Series 2012-NLP Class A, CME Term SOFR 1 Month Index + 0.590% 4.9321% 4/15/37 (b)(c)(d)	324,490	300,096
JPMBB Commercial Mortgage Securities Trust:
sequential payer:
Series 2014-C21 Class A5, 3.7748% 8/15/47	925,287	898,146
Series 2014-C23 Class A5, 3.9342% 9/15/47	261,832	253,688
Series 2014-C24 Class A5, 3.6385% 11/15/47	714,600	687,094
Series 2015-C29 Class A4, 3.6108% 5/15/48	246,754	234,998
Series 2013-C17 Class A/S, 4.4584% 1/15/47	1,032,479	1,008,517
JPMCC Commercial Mortgage Securities Trust Series 2016-JP4 Class ASB, 3.4743% 12/15/49	652,083	626,811
JPMorgan Chase Commercial Mortgage Securities Trust Series 2018-WPT:
Class DFX, 5.3503% 7/5/33 (b)	158,353	137,844
Class EFX, 5.3635% 7/5/33 (b)(c)	192,511	166,029
Life Financial Services Trust floater Series 2022-BMR2:
Class A1, CME Term SOFR 1 Month Index + 1.290% 5.6309% 5/15/39 (b)(c)(d)	2,976,439	2,901,871
Class B, CME Term SOFR 1 Month Index + 1.790% 6.1295% 5/15/39 (b)(c)(d)	899,162	871,005
Class C, CME Term SOFR 1 Month Index + 2.090% 6.4287% 5/15/39 (b)(c)(d)	511,349	494,696
Class D, CME Term SOFR 1 Month Index + 2.540% 6.8775% 5/15/39 (b)(c)(d)	454,472	435,192
LIFE Mortgage Trust floater Series 2021-BMR:
Class A, 1 month U.S. LIBOR + 0.700% 5.018% 3/15/38 (b)(c)(d)	1,213,736	1,175,278
Class B, 1 month U.S. LIBOR + 0.880% 5.198% 3/15/38 (b)(c)(d)	217,253	207,575
Class C, 1 month U.S. LIBOR + 1.100% 5.418% 3/15/38 (b)(c)(d)	136,648	129,875
Class D, 1 month U.S. LIBOR + 1.400% 5.718% 3/15/38 (b)(c)(d)	190,097	180,078
Class E, 1 month U.S. LIBOR + 1.750% 6.068% 3/15/38 (b)(c)(d)	166,149	157,185
MHC Commercial Mortgage Trust floater sequential payer Series 2021-MHC Class A, 1 month U.S. LIBOR + 0.800% 5.119% 4/15/38 (b)(c)(d)	1,033,385	1,002,194
Morgan Stanley BAML Trust Series 2015-C20 Class A4, 3.249% 2/15/48	403,691	384,836
Morgan Stanley Capital I Trust:
floater Series 2018-BOP:
Class B, 1 month U.S. LIBOR + 1.250% 5.568% 8/15/33 (b)(c)(d)	433,796	407,198
Class C, 1 month U.S. LIBOR + 1.500% 5.818% 8/15/33 (b)(c)(d)	1,044,807	973,305
sequential payer:
Series 2019-MEAD Class A, 3.17% 11/10/36 (b)	1,052,468	977,249
Series 2020-L4 Class A3, 2.698% 2/15/53	487,766	411,946
Series 2021-L6 Class A4, 2.444% 6/15/54 (c)	5,000,000	4,016,526
Series 2018-H4 Class A4, 4.31% 12/15/51	775,945	736,565
Series 2019-MEAD:
Class B, 3.1771% 11/10/36 (b)(c)	152,075	137,369
Class C, 3.1771% 11/10/36 (b)(c)	145,921	127,352
MSCCG Trust floater Series 2018-SELF Class A, 1 month U.S. LIBOR + 0.900% 5.218% 10/15/37 (b)(c)(d)	365,549	358,427
Natixis Commercial Mortgage Securities Trust sequential payer Series 2020-2PAC Class A, 2.966% 12/15/38 (b)	531,500	491,112
OPG Trust floater Series 2021-PORT Class A, 1 month U.S. LIBOR + 0.480% 4.802% 10/15/36 (b)(c)(d)	1,309,993	1,251,672
Prima Capital Ltd. floater sequential payer Series 2021-9A Class A, 1 month U.S. LIBOR + 1.450% 5.3886% 12/15/37 (b)(c)(d)	57,034	56,326
Providence Place Group Ltd. Partnership Series 2000-C1 Class A2, 7.75% 7/20/28 (b)	281,370	287,169
SPGN Mortgage Trust floater Series 2022-TFLM:
Class B, CME Term SOFR 1 Month Index + 2.000% 6.3356% 2/15/39 (b)(c)(d)	263,000	247,418
Class C, CME Term SOFR 1 Month Index + 2.650% 6.9856% 2/15/39 (b)(c)(d)	137,000	127,926
SREIT Trust floater:
Series 2021-FLWR Class A, 1 month U.S. LIBOR + 0.570% 4.8946% 7/15/36 (b)(c)(d)	813,932	781,261
Series 2021-MFP:
Class A, 1 month U.S. LIBOR + 0.730% 5.0487% 11/15/38 (b)(c)(d)	1,011,403	972,720
Class B, 1 month U.S. LIBOR + 1.070% 5.3977% 11/15/38 (b)(c)(d)	579,290	551,687
Class C, 1 month U.S. LIBOR + 1.320% 5.6469% 11/15/38 (b)(c)(d)	359,780	341,735
Class D, 1 month U.S. LIBOR + 1.570% 5.8961% 11/15/38 (b)(c)(d)	236,463	223,417
VLS Commercial Mortgage Trust sequential payer Series 2020-LAB Class A, 2.13% 10/10/42 (b)	723,328	558,055
Wells Fargo Commercial Mortgage Trust:
floater Series 2021-FCMT Class A, 1 month U.S. LIBOR + 1.200% 5.518% 5/15/31 (b)(c)(d)	552,000	518,778
sequential payer:
Series 2015-C26 Class A4, 3.166% 2/15/48	420,434	399,868
Series 2019-C52 Class A5, 2.892% 8/15/52	887,720	771,055
Series 2019-C54 Class A4, 3.146% 12/15/52	63,390	55,525
Series 2018-C48 Class A5, 4.302% 1/15/52	884,202	840,208
Wells Fargo Commercial Mtg Trust 2020-C sequential payer Series 2020-C55 Class A5, 2.725% 2/15/53	438,989	373,006
WF-RBS Commercial Mortgage Trust Series 2014-C25 Class A5, 3.631% 11/15/47	396,151	380,363
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $130,564,684)		127,045,190

Municipal Securities - 0.6%
	Principal Amount (a)	Value ($)
American Muni. Pwr., Inc. Rev. (Combined Hydroelectric Proj.) Series 2010 B, 8.084% 2/15/50	265,000	340,899
Bay Area Toll Auth. San Francisco Bay Toll Bridge Rev.:
Series 2009 F2, 6.263% 4/1/49	130,000	147,379
Series 2010 S1, 7.043% 4/1/50	195,000	239,711
California Gen. Oblig.:
Series 2009:
7.35% 11/1/39	100,000	122,067
7.55% 4/1/39	1,130,000	1,414,344
Series 2010, 7.6% 11/1/40	355,000	454,811
Series 2018, 3.5% 4/1/28	355,000	333,177
California State Univ. Rev. Series 2021 B, 2.719% 11/1/52	235,000	158,335
Chicago Gen. Oblig. (Taxable Proj.) Series 2010 C1, 7.781% 1/1/35	370,000	401,539
Chicago O'Hare Int'l. Arpt. Rev. Series 2010 B, 6.395% 1/1/40	250,000	279,440
Commonwealth Fing. Auth. Rev. Series 2016 A, 4.144% 6/1/38	210,000	187,919
Dallas Area Rapid Transit Sales Tax Rev. Series 2021 A, 2.613% 12/1/48	435,000	286,381
Dallas Fort Worth Int'l. Arpt. Rev.:
Series 2019 A, 3.144% 11/1/45	65,000	48,695
Series 2021 C, 2.843% 11/1/46	400,000	287,031
Series 2022 A, 4.507% 11/1/51	155,000	139,317
Golden State Tobacco Securitization Corp. Tobacco Settlement Rev. Series 2021 B:
2.746% 6/1/34	175,000	140,435
3.293% 6/1/42	85,000	62,884
Idaho Energy Resources Auth. Series 2021, 2.861% 9/1/46	100,000	67,956
Illinois Gen. Oblig.:
Series 2003:
4.95% 6/1/23	169,091	169,179
5.1% 6/1/33	1,355,000	1,300,446
Series 2010-1, 6.63% 2/1/35	1,545,000	1,566,179
Series 2010-3:
6.725% 4/1/35	1,190,000	1,212,227
7.35% 7/1/35	645,357	678,932
Kansas St Dev. Fin. Auth. Rev. Series 2015 H, 4.927% 4/15/45	210,000	198,352
Los Angeles Cmnty. College District Series 2008 E, 6.75% 8/1/49	260,000	323,219
Los Angeles Dept. Arpt. Rev. Series 2009 C, 6.582% 5/15/39	130,000	141,702
Massachusetts Gen. Oblig. Series F, 3.277% 6/1/46	130,000	98,821
Massachusetts Wtr. Resources Auth. Wtr. & Swr. Rev. Series 2021 C, 2.823% 8/1/41	155,000	114,042
Michigan Strategic Fund Ltd. Oblig. Rev. Series 2021 A, 3.225% 9/1/47	235,000	169,251
New Jersey Econ. Dev. Auth. State Pension Fdg. Rev. Series 1997, 7.425% 2/15/29 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	942,000	1,014,065
New Jersey Tpk. Auth. Tpk. Rev. Series 2009 E, 7.414% 1/1/40	129,000	159,913
New Jersey Trans. Trust Fund Auth. Series B:
4.081% 6/15/39	395,000	326,685
4.131% 6/15/42	395,000	317,271
New York City Muni. Wtr. Fin. Auth. Series 2010 DD, 5.952% 6/15/42	245,000	270,243
New York City Transitional Fin. Auth. Rev. Series 2011 A, 5.508% 8/1/37	295,000	302,793
New York Metropolitan Trans. Auth. Rev. Series 2010 A, 6.668% 11/15/39	170,000	175,590
New York State Dorm. Auth. Series 2021 C, 2.202% 3/15/34	560,000	426,981
Port Auth. of New York & New Jersey:
Series 180, 4.96% 8/1/46	140,000	135,865
Series 2010 164, 5.647% 11/1/40	145,000	151,417
Series 225, 3.175% 7/15/60	635,000	410,238
Port of Morrow Transmission Facilities Rev. (Bonneville Coorporation Proj.) Series 2016 1, 2.987% 9/1/36	155,000	119,352
San Francisco Pub. Utils. Commission Wtr. Rev. Series 2010 E, 6% 11/1/40	175,000	188,695
South Carolina Pub. Svc. Auth. Rev. Series 2013 C, 5.784% 12/1/41	310,000	302,120
Univ. of California Regents Med. Ctr. Pool Rev. Series N:
3.006% 5/15/50	360,000	237,740
3.256% 5/15/60	365,000	236,536
Univ. of California Revs.:
Series 2009 R, 5.77% 5/15/43	30,000	31,568
Series 2015 AP, 3.931% 5/15/45	105,000	91,759
Univ. of Virginia Gen. Rev.:
(Multi-Year Cap. Proj. Fing. Prog.) Series 2017 C, 4.179% 9/1/2117	130,000	99,147
Series 2021 B, 2.584% 11/1/51	65,000	42,362
TOTAL MUNICIPAL SECURITIES (Cost $17,627,330)		16,125,010

Foreign Government and Government Agency Obligations - 0.8%
	Principal Amount (a)	Value ($)
Alberta Province:
1% 5/20/25	968,000	890,163
3.3% 3/15/28	274,000	259,464
British Columbia Province 2.25% 6/2/26	654,000	609,639
Chilean Republic:
2.55% 7/27/33	854,000	667,615
3.24% 2/6/28	318,000	294,607
3.625% 10/30/42	358,000	273,378
Emirate of Abu Dhabi 3.875% 4/16/50 (b)	716,000	603,364
Export Development Canada 2.625% 2/21/24	320,000	310,605
Hungarian Republic:
5.75% 11/22/23	518,000	518,259
7.625% 3/29/41	200,000	218,038
Indonesian Republic:
2.85% 2/14/30	961,000	856,972
3.5% 2/14/50	734,000	545,133
Israeli State:
3.25% 1/17/28	395,000	374,263
3.375% 1/15/50	813,000	624,360
Italian Republic:
2.875% 10/17/29	734,000	607,679
6.875% 9/27/23	165,000	165,909
Kingdom of Saudi Arabia:
3.25% 10/22/30 (b)	396,000	359,816
4.5% 4/22/60 (b)	301,000	265,877
Manitoba Province 3.05% 5/14/24	41,000	40,038
Ontario Province:
0.625% 1/21/26	70,000	62,238
1.125% 10/7/30	658,000	517,445
2.3% 6/15/26	391,000	362,762
2.5% 4/27/26	137,000	128,299
3.05% 1/29/24	320,000	313,830
Panamanian Republic:
3.16% 1/23/30	517,000	443,909
4.5% 4/16/50	353,000	266,250
4.5% 4/1/56	547,000	401,122
Peruvian Republic:
1.862% 12/1/32	689,000	502,884
2.392% 1/23/26	133,000	122,302
2.78% 12/1/60	113,000	66,091
2.844% 6/20/30	448,000	378,924
3.55% 3/10/51	517,000	367,329
4.125% 8/25/27	396,000	379,492
6.55% 3/14/37	84,000	88,610
7.35% 7/21/25	133,000	139,135
Polish Government:
3.25% 4/6/26	181,000	173,172
4% 1/22/24	992,000	977,616
Quebec Province:
1.5% 2/11/25	791,000	743,018
2.5% 4/20/26	322,000	302,010
2.75% 4/12/27	350,000	328,752
2.875% 10/16/24	57,000	55,202
State of Qatar 4.4% 4/16/50 (b)	893,000	812,797
United Mexican States:
3.25% 4/16/30	366,000	318,146
3.5% 2/12/34	1,114,000	893,985
4.28% 8/14/41	1,201,000	923,119
4.35% 1/15/47	395,000	295,707
4.5% 1/31/50	254,000	193,246
4.6% 2/10/48	481,000	371,512
4.75% 3/8/44	266,000	214,346
5.55% 1/21/45	107,000	96,053
6.05% 1/11/40	132,000	128,106
Uruguay Republic:
4.125% 11/20/45	130,228	120,461
4.375% 10/27/27	33,363	33,630
4.375% 1/23/31	434,418	432,463
4.975% 4/20/55	321,625	309,564
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $22,475,956)		20,748,706

Supranational Obligations - 0.6%
	Principal Amount (a)	Value ($)
African Development Bank 0.875% 7/22/26	419,000	371,222
Asian Development Bank:
0.375% 9/3/25	1,103,000	991,401
0.5% 2/4/26	611,000	543,086
0.75% 10/8/30	534,000	415,856
1.5% 10/18/24	617,000	583,934
2% 4/24/26	173,000	160,794
2.5% 11/2/27	184,000	170,500
2.625% 1/30/24	412,000	402,310
2.625% 1/12/27	178,000	167,601
2.75% 1/19/28	1,032,000	965,790
Corporacion Andina de Fomento 2.375% 5/12/23	741,000	732,597
European Investment Bank:
0.75% 9/23/30	762,000	597,754
0.875% 5/17/30	183,000	145,932
1.25% 2/14/31	331,000	268,976
1.375% 5/15/23	667,000	658,809
1.875% 2/10/25	82,000	77,759
2.25% 6/24/24	620,000	599,026
2.375% 5/24/27	110,000	102,139
2.5% 10/15/24	157,000	151,502
2.875% 8/15/23	290,000	286,678
3.125% 12/14/23	378,000	372,017
3.25% 1/29/24	55,000	54,092
Inter-American Development Bank:
0.625% 7/15/25	607,000	552,570
0.875% 4/20/26	1,388,000	1,241,841
1.75% 3/14/25	505,000	476,122
2% 6/2/26	110,000	101,889
2.125% 1/15/25	50,000	47,708
2.25% 6/18/29	524,000	468,079
2.375% 7/7/27	184,000	170,163
3% 10/4/23	98,000	96,568
4.375% 1/24/44	239,000	234,021
International Bank for Reconstruction & Development:
0.375% 7/28/25	717,000	647,939
0.5% 10/28/25	905,000	813,034
0.75% 8/26/30	454,000	354,125
0.875% 5/14/30	555,000	440,908
1.25% 2/10/31	497,000	401,106
1.5% 8/28/24	543,000	515,703
1.625% 1/15/25	488,000	460,945
1.875% 6/19/23	374,000	369,132
1.875% 10/27/26	130,000	119,001
2.5% 3/19/24	104,000	101,094
2.5% 11/25/24	156,000	150,097
2.5% 7/29/25	104,000	99,264
2.5% 3/29/32	1,000,000	877,740
International Finance Corp.:
0.75% 8/27/30	303,000	236,090
2.875% 7/31/23	118,000	116,679
TOTAL SUPRANATIONAL OBLIGATIONS (Cost $18,851,455)		17,911,593

Bank Notes - 0.1%
	Principal Amount (a)	Value ($)
Citizens Bank NA:
2.25% 4/28/25	359,000	334,417
3.75% 2/18/26	370,000	354,629
Discover Bank:
3.35% 2/6/23	403,000	402,255
3.45% 7/27/26	350,000	322,274
4.682% 8/9/28 (c)	347,000	333,044
Regions Bank 6.45% 6/26/37	969,000	1,007,570
Truist Bank 3.3% 5/15/26	208,000	194,554
U.S. Bank NA, Cincinnati 3.4% 7/24/23	274,000	271,498
TOTAL BANK NOTES (Cost $3,429,099)		3,220,241

Fixed-Income Funds - 0.5%
	Shares	Value ($)
Fidelity Specialized High Income Central Fund (i) (Cost $14,992,833)	170,782	14,140,721

Money Market Funds - 5.6%
	Shares	Value ($)
Fidelity Cash Central Fund 4.37% (j) (Cost $155,746,676)	155,715,533	155,746,676

TOTAL INVESTMENT IN SECURITIES - 112.0% (Cost $3,315,633,876)	3,144,262,896
NET OTHER ASSETS (LIABILITIES) - (12.0)%	(335,952,203)
NET ASSETS - 100.0%	2,808,310,693

TBA Sale Commitments
	Principal Amount (a)	Value ($)
Ginnie Mae
2% 1/1/53	(3,250,000)	(2,726,653)
2% 1/1/53	(4,100,000)	(3,439,777)
2% 1/1/53	(3,600,000)	(3,020,292)
2% 1/1/53	(500,000)	(419,485)
2% 2/1/53	(800,000)	(671,895)
2.5% 1/1/53	(400,000)	(346,497)
2.5% 1/1/53	(1,600,000)	(1,385,989)
2.5% 1/1/53	(500,000)	(433,122)
3% 1/1/53	(3,800,000)	(3,384,571)
3% 1/1/53	(950,000)	(846,143)
3% 1/1/53	(950,000)	(846,143)
3% 1/1/53	(3,400,000)	(3,028,300)
3% 1/1/53	(50,000)	(44,534)
3.5% 1/1/53	(750,000)	(689,085)
3.5% 1/1/53	(1,000,000)	(918,780)

TOTAL GINNIE MAE		(22,201,266)

Uniform Mortgage Backed Securities
1.5% 1/1/38	(4,000,000)	(3,472,219)
1.5% 1/1/38	(2,550,000)	(2,213,539)
1.5% 1/1/38	(2,650,000)	(2,300,345)
2% 1/1/38	(2,100,000)	(1,870,575)
2% 1/1/38	(1,300,000)	(1,157,975)
2% 1/1/38	(1,150,000)	(1,024,363)
2% 1/1/38	(800,000)	(712,600)
2% 1/1/53	(8,050,000)	(6,570,561)
2% 1/1/53	(16,000,000)	(13,059,501)
2% 1/1/53	(800,000)	(652,975)
2% 1/1/53	(250,000)	(204,055)
2% 1/1/53	(15,750,000)	(12,855,443)
2% 1/1/53	(8,000,000)	(6,529,750)
2% 1/1/53	(8,000,000)	(6,529,750)
2.5% 1/1/53	(16,050,000)	(13,607,391)
2.5% 1/1/53	(11,350,000)	(9,622,672)
2.5% 1/1/53	(11,100,000)	(9,410,719)
2.5% 1/1/53	(250,000)	(211,953)
2.5% 1/1/53	(15,400,000)	(13,056,313)
2.5% 1/1/53	(650,000)	(551,078)
2.5% 1/1/53	(11,000,000)	(9,325,938)
2.5% 1/1/53	(2,300,000)	(1,949,969)
3.5% 1/1/53	(2,050,000)	(1,864,378)
3.5% 1/1/53	(18,300,000)	(16,642,983)
3.5% 1/1/53	(6,525,000)	(5,934,178)
3.5% 1/1/53	(10,500,000)	(9,549,252)
4% 1/1/53	(800,000)	(751,000)
4% 1/1/53	(1,600,000)	(1,501,999)
4.5% 1/1/53	(1,800,000)	(1,735,031)

TOTAL UNIFORM MORTGAGE BACKED SECURITIES		(154,868,505)

TOTAL TBA SALE COMMITMENTS (Proceeds $179,477,560)		(177,069,771)

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Treasury Contracts
CBOT 2-Year U.S. Treasury Note Contracts (United States)	27	Mar 2023	5,537,109	10,894	10,894
CBOT 5-Year U.S. Treasury Note Contracts (United States)	236	Mar 2023	25,471,406	(21,135)	(21,135)

TOTAL PURCHASED					(10,241)

Sold

Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	252	Mar 2023	28,298,813	108,025	108,025
CBOT Long Term U.S. Treasury Bond Contracts (United States)	171	Mar 2023	21,433,781	74,610	74,610
CBOT Ultra Long Term U.S. Treasury Bond Contracts (United States)	15	Mar 2023	2,014,688	116,235	116,235

TOTAL SOLD					298,870

TOTAL FUTURES CONTRACTS					288,629
The notional amount of futures purchased as a percentage of Net Assets is 1.1%
The notional amount of futures sold as a percentage of Net Assets is 1.9%

Credit Default Swaps
Underlying Reference	Maturity Date	Clearinghouse / Counterparty	Fixed Payment Received/ (Paid)	Payment Frequency	Notional Amount (1)	Value ($)	Upfront Premium Received/ (Paid) ($)	Unrealized Appreciation/ (Depreciation) ($)
Buy Protection
CMBX N.A. AAA Index Series 13	Dec 2072	Citigroup Global Markets Ltd.	(0.5%)	Monthly	2,290,000	28,108	(31,249)	(3,141)
CMBX N.A. AAA Index Series 13	Dec 2072	Citigroup Global Markets Ltd.	(0.5%)	Monthly	800,000	9,820	(9,050)	770
CMBX N.A. AAA Index Series 13	Dec 2072	Citigroup Global Markets Ltd.	(0.5%)	Monthly	760,000	9,329	(8,399)	930
CMBX N.A. AAA Index Series 13	Dec 2072	Citigroup Global Markets Ltd.	(0.5%)	Monthly	260,000	3,191	(2,327)	864
CMBX N.A. AAA Index Series 13	Dec 2072	Goldman Sachs & Co. LLC	(0.5%)	Monthly	1,150,000	14,116	(13,684)	432
CMBX N.A. AAA Index Series 13	Dec 2072	Goldman Sachs & Co. LLC	(0.5%)	Monthly	2,520,000	30,931	(48,346)	(17,415)
CMBX N.A. AAA Index Series 13	Dec 2072	JPMorgan Securities LLC	(0.5%)	Monthly	640,000	7,856	(8,949)	(1,093)
CMBX N.A. AAA Index Series 13	Dec 2072	Merrill Lynch Capital Services, Inc.	(0.5%)	Monthly	1,440,000	17,675	(24,680)	(7,005)
CMBX N.A. AAA Index Series 13	Dec 2072	Morgan Stanley Capital Services LLC	(0.5%)	Monthly	4,290,000	52,657	(63,848)	(11,191)
CMBX N.A. AAA Index Series 13	Dec 2072	Morgan Stanley Capital Services LLC	(0.5%)	Monthly	990,000	12,152	(16,296)	(4,144)
CMBX N.A. AAA Index Series 13	Dec 2072	Morgan Stanley Capital Services LLC	(0.5%)	Monthly	390,000	4,787	(3,044)	1,743
CMBX N.A. AAA Index Series 13	Dec 2072	Morgan Stanley Capital Services LLC	(0.5%)	Monthly	1,200,000	14,729	(8,234)	6,495
CMBX N.A. AAA Index Series 13	Dec 2072	Morgan Stanley Capital Services LLC	(0.5%)	Monthly	780,000	9,574	(5,570)	4,004
CMBX N.A. AAA Index Series 13	Dec 2072	Morgan Stanley Capital Services LLC	(0.5%)	Monthly	760,000	9,329	(7,196)	2,133

TOTAL CREDIT DEFAULT SWAPS						224,254	(250,872)	(26,618)

(1)Notional amount is stated in U.S. Dollars unless otherwise noted.

Interest Rate Swaps
Payment Received	Payment Frequency	Payment Paid	Payment Frequency	Clearinghouse / Counterparty (1)	Maturity Date	Notional Amount (2)	Value ($)	Upfront Premium Received/ (Paid) ($) (3)	Unrealized Appreciation/ (Depreciation) ($)
4%	Annual	U.S. Secured Overnight Fin. Rate (SOFR) Index (4)	Annual	LCH	Mar 2028	1,029,000	(16,305)	0	(16,305)

(1)Swaps with LCH Clearnet Group (LCH) are centrally cleared over-the-counter (OTC) swaps.

(2)Notional amount is stated in U.S. Dollars unless otherwise noted.

(3)Any premiums for centrally cleared over-the-counter (OTC) swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation).

(4)Represents floating rate.

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $264,360,954 or 9.4% of net assets.

(c)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(d)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(e)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $1,240,781.
(f)
Security or a portion of the security has been segregated as collateral for mortgage-backed or asset-backed securities purchased on a delayed delivery or when-issued basis. At period end, the value of securities pledged amounted to $446,505.

(g)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(h)
Interest Only (IO) security represents the right to receive only monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

(i)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements,which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(j)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.37%	-	881,848,470	726,101,794	1,841,934	-	-	155,746,676	0.4%
Fidelity Specialized High Income Central Fund	-	14,992,833	-	410,006	-	(852,112)	14,140,721	4.2%
Total	-	896,841,303	726,101,794	2,251,940	-	(852,112)	169,887,397

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Corporate Bonds	867,964,489	-	867,964,489	-

U.S. Government and Government Agency Obligations	1,104,545,320	-	1,104,545,320	-

U.S. Government Agency - Mortgage Securities	696,228,289	-	696,228,289	-

Asset-Backed Securities	104,706,454	-	104,706,454	-

Collateralized Mortgage Obligations	15,880,207	-	15,880,207	-

Commercial Mortgage Securities	127,045,190	-	127,045,190	-

Municipal Securities	16,125,010	-	16,125,010	-

Foreign Government and Government Agency Obligations	20,748,706	-	20,748,706	-

Supranational Obligations	17,911,593	-	17,911,593	-

Bank Notes	3,220,241	-	3,220,241	-

Fixed-Income Funds	14,140,721	14,140,721	-	-

Money Market Funds	155,746,676	155,746,676	-	-
Total Investments in Securities:	3,144,262,896	169,887,397	2,974,375,499	-
Derivative Instruments:

Assets
Futures Contracts	309,764	309,764	-	-
Swaps	224,254	-	224,254	-
Total Assets	534,018	309,764	224,254	-

Liabilities
Futures Contracts	(21,135)	(21,135)	-	-
Swaps	(16,305)	-	(16,305)	-
Total Liabilities	(37,440)	(21,135)	(16,305)	-
Total Derivative Instruments:	496,578	288,629	207,949	-
Other Financial Instruments:

TBA Sale Commitments	(177,069,771)	-	(177,069,771)	-
Total Other Financial Instruments:	(177,069,771)	-	(177,069,771)	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2022. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Credit Risk
Swaps (a)	224,254	0
Total Credit Risk	224,254	0
Interest Rate Risk
Futures Contracts (b)	309,764	(21,135)
Swaps (c)	0	(16,305)
Total Interest Rate Risk	309,764	(37,440)
Total Value of Derivatives	534,018	(37,440)

(a)For bi-lateral over-the-counter (OTC) swaps, reflects gross value which is presented in the Statement of Assets and Liabilities in the bi-lateral OTC swaps, at value line-items.

(b)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

(c)For centrally cleared over-the-counter (OTC) swaps, reflects gross cumulative appreciation (depreciation) as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin for centrally cleared OTC swaps is included in receivable or payable for daily variation margin on centrally cleared OTC swaps, and the net cumulative appreciation (depreciation) for centrally cleared OTC swaps is included in Total accumulated earnings (loss).

Financial Statements
Statement of Assets and Liabilities
		December 31, 2022

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $3,144,894,367)	$2,974,375,499
Fidelity Central Funds (cost $170,739,509)	169,887,397

Total Investment in Securities (cost $3,315,633,876)		$3,144,262,896
Segregated cash with brokers for derivative instruments		32,951
Cash		495,153
Receivable for investments sold		25,949,687
Receivable for TBA sale commitments		179,477,560
Receivable for fund shares sold		97,285
Interest receivable		20,031,068
Distributions receivable from Fidelity Central Funds		557,539
Receivable for daily variation margin on futures contracts		53,027
Bi-lateral OTC swaps, at value		224,254
Prepaid expenses		2,663
Total assets		3,371,184,083
Liabilities
Payable for investments purchased
Regular delivery	$470,471
Delayed delivery	368,569,048
TBA sale commitments, at value	177,069,771
Payable for fund shares redeemed	15,618,699
Accrued management fee	704,582
Other affiliated payables	301,471
Other payables and accrued expenses	139,348
Total Liabilities		562,873,390
Net Assets		$2,808,310,693
Net Assets consist of:
Paid in capital		$3,004,918,085
Total accumulated earnings (loss)		(196,607,392)
Net Assets		$2,808,310,693

Net Asset Value and Maximum Offering Price
Initial Class :
Net Asset Value , offering price and redemption price per share ($528,508,133 ÷ 56,894,900 shares)		$9.29
Investor Class :
Net Asset Value , offering price and redemption price per share ($2,279,802,560 ÷ 245,423,145 shares)		$9.29
Statement of Operations
		For the period May 27, 2022 (commencement of operations) through December 31, 2022
Investment Income
Interest		$56,533,057
Income from Fidelity Central Funds		2,251,940
Total Income		58,784,997
Expenses
Management fee	$4,642,309
Transfer agent fees	1,484,465
Accounting fees and expenses	501,970
Custodian fees and expenses	99,966
Independent trustees' fees and expenses	4,709
Audit	44,439
Legal	624
Miscellaneous	2,856
Total expenses before reductions	6,781,338
Expense reductions	(17,743)
Total expenses after reductions		6,763,595
Net Investment income (loss)		52,021,402
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(29,679,659)
Futures contracts	1,242,570
Swaps	(82,385)
Total net realized gain (loss)		(28,519,474)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(170,518,868)
Fidelity Central Funds	(852,112)
Futures contracts	288,629
Swaps	(42,923)
TBA Sale commitments	2,407,789
Total change in net unrealized appreciation (depreciation)		(168,717,485)
Net gain (loss)		(197,236,959)
Net increase (decrease) in net assets resulting from operations		$(145,215,557)
Statement of Changes in Net Assets

For the period May 27, 2022 (commencement of operations) through December 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$52,021,402
Net realized gain (loss)	(28,519,474)
Change in net unrealized appreciation (depreciation)	(168,717,485)
Net increase (decrease) in net assets resulting from operations	(145,215,557)
Distributions to shareholders	(50,353,815)
Share transactions - net increase (decrease)	3,003,880,065
Total increase (decrease) in net assets	2,808,310,693

Net Assets
Beginning of period	-
End of period	$2,808,310,693

Financial Highlights
VIP Investment Grade Bond II Portfolio Initial Class

Years ended December 31,	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.191
Net realized and unrealized gain (loss)	(.721) D
Total from investment operations	(.530)
Distributions from net investment income	(.180)
Total distributions	(.180)
Net asset value, end of period	$9.29
Total Return E,F,G	(5.31)%
Ratios to Average Net Assets C,H,I
Expenses before reductions	.40% J
Expenses net of fee waivers, if any	.40% J
Expenses net of all reductions	.40% J
Net investment income (loss)	3.32% J
Supplemental Data
Net assets, end of period (000 omitted)	$528,508
Portfolio turnover rate K	225% J,L

A For the period May 27, 2022 (commencement of operations) through December 31, 2022

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

E Total returns for periods of less than one year are not annualized.

F Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

J Annualized.

K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

L Portfolio turnover rate excludes securities received or delivered in-kind.

VIP Investment Grade Bond II Portfolio Investor Class

Years ended December 31,	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.189
Net realized and unrealized gain (loss)	(.721) D
Total from investment operations	(.532)
Distributions from net investment income	(.178)
Total distributions	(.178)
Net asset value, end of period	$9.29
Total Return E,F,G	(5.33)%
Ratios to Average Net Assets C,H,I
Expenses before reductions	.44% J
Expenses net of fee waivers, if any	.43% J
Expenses net of all reductions	.43% J
Net investment income (loss)	3.29% J
Supplemental Data
Net assets, end of period (000 omitted)	$2,279,803
Portfolio turnover rate K	225% J,L

A For the period May 27, 2022 (commencement of operations) through December 31, 2022

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

E Total returns for periods of less than one year are not annualized.

F Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

J Annualized.

K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

L Portfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended December 31, 2022

1. Organization.
VIP Investment Grade Bond II Portfolio (the Fund) is a fund of Variable Insurance Products Fund V (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%
Fidelity Specialized High Income Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks a high level of current income by normally investing in income-producing debt securities, with an emphasis on lower-quality debt securities.	Loans & Direct Debt Instruments Restricted Securities	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds, bank notes, foreign government and government agency obligations, municipal securities, supranational obligations and U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing services who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Brokers which make markets in asset backed securities, collateralized mortgage obligations and commercial mortgage securities may also consider such factors as the structure of the issue, cash flow assumptions, the value of underlying assets as well as any guarantees. Swaps are marked-to-market daily based on valuations from third party pricing services, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2022 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to   futures contracts, swaps, capital loss carryforwards and losses deferred due to futures transactions.
As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$5,720,635
Gross unrealized depreciation	(174,725,042)
Net unrealized appreciation (depreciation)	$(169,004,407)
Tax Cost	$3,315,899,346

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$589,523
Capital loss carryforward	$(28,099,864)
Net unrealized appreciation (depreciation) on securities and other investments	$(169,097,051)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No Expiration
Short-term	$(28,099,698)
Long-term	(166)
Total capital loss carryforward	$(28,099,864)

The tax character of distributions paid was as follows:

December 31, 2022 A
Ordinary Income	$50,353,815

A   For the period May 27, 2022 (commencement of operations) through December 31, 2022.

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls. TBA securities involve buying or selling mortgage-backed securities (MBS) on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. Funds may enter into a TBA transaction with the intent to take possession of or deliver the underlying MBS, or a fund may elect to extend the settlement by entering into either a mortgage or reverse mortgage dollar roll. Mortgage dollar rolls are transactions where a fund sells TBA securities and simultaneously agrees to repurchase MBS on a later date at a lower price and with the same counterparty. Reverse mortgage dollar rolls involve the purchase and simultaneous agreement to sell TBA securities on a later date at a lower price. Transactions in mortgage dollar rolls and reverse mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to a fund's portfolio turnover rate.

Purchases and sales of TBA securities involve risks similar to those discussed above for delayed delivery and when-issued securities. Also, if the counterparty in a mortgage dollar roll or a reverse mortgage dollar roll transaction files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited. Additionally, when a fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

TBA securities subject to a forward commitment to sell at period end are included at the end of the Schedule of Investments under the caption "TBA Sale Commitments." The proceeds and value of these commitments are reflected in the Statement of Assets and Liabilities as "Receivable for TBA sale commitments" and "TBA sale commitments, at value," respectively.

4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns, to gain exposure to certain types of assets and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Credit Risk	Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to a fund.
Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as bi-lateral swaps, a fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives a fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, a fund receives collateral in the form of cash or securities once net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the custodian bank in accordance with the collateral agreements entered into between a fund, the counterparty and the custodian bank. A fund could experience delays and costs in gaining access to the collateral even though it is held by the custodian bank. The maximum risk of loss to a fund from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to a fund. A fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to these contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
VIP Investment Grade Bond II Portfolio
Credit Risk
Swaps	$(49,713)	$(26,618)
Total Credit Risk	(49,713)	(26,618)
Interest Rate Risk
Futures Contracts	1,242,570	288,629
Swaps	(32,672)	(16,305)
Total Interest Rate Risk	1,209,898	272,324
Totals	$1,160,185	$245,706

If there are any open positions at period end, a summary of the value of derivatives by primary risk exposure is included at the end of the Schedule of Investments.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap. A centrally cleared OTC swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Bi-lateral OTC swaps are marked-to-market daily and changes in value are reflected in the Statement of Assets and Liabilities in the bi-lateral OTC swaps at value line items. Any upfront premiums paid or received upon entering a bi-lateral OTC swap to compensate for differences between stated terms of the swap and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded in net unrealized appreciation (depreciation) in the Statement of Assets and Liabilities and amortized to realized gain or (loss) ratably over the term of the swap. Any unamortized upfront premiums are presented in the Schedule of Investments.

Centrally cleared OTC swaps require a fund to deposit either cash or securities (initial margin) with the FCM, at the instruction of and for the benefit of the clearinghouse. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented in segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities. Centrally cleared OTC swaps are marked-to-market daily and subsequent payments (variation margin) are made or received depending on the daily fluctuations in the value of the swaps and are recorded as unrealized appreciation or (depreciation). These daily payments, if any, are included in receivable or payable for daily variation margin on centrally cleared OTC swaps in the Statement of Assets and Liabilities. Any premiums for centrally cleared OTC swaps are recorded periodically throughout the term of the swap to variation margin and included in Total accumulated earnings (loss) in the Statement of Assets and Liabilities. Any premiums are recognized as realized gain (loss) upon termination or maturity of the swap.

For both bi-lateral and centrally cleared OTC swaps, payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is presented in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps", and are representative of volume of activity during the period unless an average notional amount is presented.

Credit Default Swaps. Credit default swaps enable a fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. A fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs.

For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index.

As a seller, if an underlying credit event occurs, a fund will pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will a fund be required to take delivery of the reference obligation or underlying securities comprising an index and pay an amount equal to the notional amount of the swap.

As a buyer, if an underlying credit event occurs, a fund will receive a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will a fund be required to deliver the reference obligation or underlying securities comprising an index in exchange for payment of an amount equal to the notional amount of the swap.

Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where a fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, the investment adviser monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/performance risk.

Interest Rate Swaps. Interest rate swaps are agreements between counterparties to exchange cash flows, one based on a fixed rate, and the other on a floating rate. A fund enters into interest rate swaps to manage its exposure to interest rate changes. Changes in interest rates can have an effect on both the value of bond holdings as well as the amount of interest income earned. In general, the value of bonds can fall when interest rates rise and can rise when interest rates fall.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities, and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
VIP Investment Grade Bond II Portfolio	2,531,712,224	2,065,124,455
6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annualized management fee rate was .30% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets A
Initial Class	$204,716.07
Investor Class	1,279,749.10
	$1,484,465
A   Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annualized rates:

% of Average Net Assets
VIP Investment Grade Bond II Portfolio	.03

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.

Affiliated Exchanges In-Kind. Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)	Participating classes
VIP Investment Grade Bond II Portfolio	274,659,704	2,746,597,038	Initial Class, Investor Class
7. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $1,703.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $16,040.
8. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

Year ended December 31, 2022 A
VIP Investment Grade Bond II Portfolio
Distributions to shareholders
Initial Class	$9,714,359
Investor Class	40,639,456
Total	$50,353,815

A   For the period May 27, 2022 (commencement of operations) through December 31, 2022.
9. Share Transactions.
Transactions for each class of shares were as follows and may contain in-kind transactions:

	Shares	Dollars
	Year ended December 31, 2022 A	Year ended December 31, 2022 A
VIP Investment Grade Bond II Portfolio
Initial Class
Shares sold	68,552,855	$679,932,267
Reinvestment of distributions	1,039,084	9,714,359
Shares redeemed	(12,697,039)	(122,526,424)
Net increase (decrease)	56,894,900	$567,120,202
Investor Class
Shares sold	264,256,897	$2,618,210,123
Reinvestment of distributions	4,341,748	40,595,346
Shares redeemed	(23,175,500)	(222,045,606)
Net increase (decrease)	245,423,145	$2,436,759,863

A   For the period May 27, 2022 (commencement of operations) through December 31, 2022.

10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

	VIP FundsManager 50% Portfolio	VIP FundsManager 60% Portfolio
VIP Investment Grade Bond II Portfolio	28%	29%

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares.

Fund	% of shares held
VIP Investment Grade Bond II Portfolio	100%

11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Variable Insurance Products Fund V and the Shareholders of VIP Investment Grade Bond II Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of VIP Investment Grade Bond II Portfolio (the "Fund"), a fund of Variable Insurance Products Fund V, including the schedule of investments, as of December 31, 2022, the related statement of operations, the statement of changes in net assets and the financial highlights for the period from May 27, 2022 (commencement of operations) through December 31, 2022, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, and the results of its operations, the changes in its net assets and the financial highlights for the period from May 27, 2022 (commencement of operations) through December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
February 10, 2023
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 295 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function.   Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity ® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity ® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity ® funds (2001-2005), and managed a number of Fidelity ® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity ® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity ® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity ® funds (2013-2016).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity ® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity ® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity ® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity ® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Arthur E. Johnson (1947)
Year of Election or Appointment: 2008
Trustee
Mr. Johnson also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Chairman (2018-2021) and Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity ® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity ® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity ® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity ® funds (2016).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Laura M. Bishop (1961)
Year of Election or Appointment: 2022
Member of the Advisory Board
Ms. Bishop also serves as a Member of the Advisory Board of other funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting).
Robert W. Helm (1957)
Year of Election or Appointment: 2021
Member of the Advisory Board
Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments (2005-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia serves as Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments. Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2022 to December 31, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period- C July 1, 2022 to December 31, 2022
VIP Investment Grade Bond II Portfolio
Initial Class	.40%
Actual		$ 1,000	$ 970.20	$ 1.99
Hypothetical- B		$ 1,000	$ 1,023.19	$ 2.04
Investor Class	.44%
Actual		$ 1,000	$ 970.00	$ 2.18
Hypothetical- B		$ 1,000	$ 1,022.99	$ 2.24

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.
A total of 30.44% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

1.9905666.100
VIGBI-ANN-0323
Fidelity® Variable Insurance Products:

FundsManager 20% Portfolio
FundsManager 50% Portfolio
FundsManager 60% Portfolio
FundsManager 70% Portfolio
FundsManager 85% Portfolio

Annual Report
December 31, 2022

Contents

Performance
Management's Discussion of Fund Performance
VIP FundsManager® 20% Portfolio
Investment Summary
Schedule of Investments
Financial Statements
VIP FundsManager® 50% Portfolio
Investment Summary
Schedule of Investments
Financial Statements
VIP FundsManager® 60% Portfolio
Investment Summary
Schedule of Investments
Financial Statements
VIP FundsManager® 70% Portfolio
Investment Summary
Schedule of Investments
Financial Statements
VIP FundsManager® 85% Portfolio
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.
Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Funds nor Fidelity Distributors Corporation is a bank.

VIP FundsManager® 20% Portfolio
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2022	Past 1 year	Past 5 years	Past 10 years
Service Class	-9.59%	1.94%	2.94%
Service Class 2	-9.67%	1.79%	2.79%
Investor Class	-9.60%	1.94%	2.94%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP FundsManager 20% Portfolio - Investor Class, a class of the fund, on December 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg U.S. Aggregate Bond Index performed over the same period.

VIP FundsManager® 50% Portfolio
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2022	Past 1 year	Past 5 years	Past 10 years
Service Class	-13.91%	3.82%	5.69%
Service Class 2	-14.04%	3.68%	5.53%
Investor Class	-13.94%	3.82%	5.69%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP FundsManager 50% Portfolio - Investor Class, a class of the fund, on December 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

VIP FundsManager® 60% Portfolio
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2022	Past 1 year	Past 5 years	Past 10 years
Service Class	-15.06%	4.37%	6.66%
Service Class 2	-15.25%	4.20%	6.49%
Investor Class	-15.06%	4.37%	6.66%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP FundsManager 60% Portfolio - Investor Class, a class of the fund, on December 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

VIP FundsManager® 70% Portfolio
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2022	Past 1 year	Past 5 years	Past 10 years
Service Class	-15.65%	4.95%	7.44%
Service Class 2	-15.79%	4.79%	7.28%
Investor Class	-15.67%	4.93%	7.43%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP FundsManager 70% Portfolio - Investor Class, a class of the fund, on December 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

VIP FundsManager® 85% Portfolio
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2022	Past 1 year	Past 5 years	Past 10 years
Service Class	-17.01%	5.81%	8.83%
Service Class 2	-17.19%	5.55%	8.61%
Investor Class	-17.07%	5.71%	8.77%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP FundsManager 85% Portfolio - Investor Class, a class of the fund, on December 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
Asset prices around the world experienced a synchronous downturn for most of 2022, as a multitude of crosscurrents challenged the global economy and financial markets. Persistently high inflation in some markets, exacerbated by energy price shocks from the Russia-Ukraine conflict, spurred the U.S. Federal Reserve and other central banks to aggressively tighten monetary policy. This led to a broad retreat from risk and declining prices for stocks and bonds through September. In Q4, markets experienced a sharp reversal amid optimism on inflation and policy easing, and riskier assets rallied to cap a tumultuous year. International equities returned -15.86% in 2022, according to the MSCI ACWI (All Country World Index) ex USA Index. By region, emerging markets (-20%) and Europe ex U.K. (-17%) notably lagged. Conversely, the U.K. (-4%) held up best, followed by Asia Pacific ex Japan (-8%). Among the 11 sectors, information technology (-34%) fared worst. Communication services and consumer discretionary (-21% each) also trailed the broader market. In contrast, energy gained 9% amid elevated prices for oil and natural gas. U.S. stocks returned -19.53% for the year, as measured by the Dow Jones U.S. Total Stock Market Index. Among sectors, communication services (-41%) lagged most, followed by consumer discretionary (-37%). Conversely, energy (+63%) led by a wide margin. The defensive utilities (+1%) sector also notably outperformed. Value stocks handily outpaced growth among all market capitalizations. Commodities gained 16.09%, according to the Bloomberg Commodity Index Total Return. U.S. taxable investment-grade bonds returned -13.01% in 2022, per the Bloomberg U.S. Aggregate Bond Index, amid soaring inflation and rising interest rates. The Fed raised its benchmark rate seven times, by 4.25 percentage points, while allowing up to billions in U.S. Treasuries and mortgage bonds to mature monthly without investing the proceeds. U.S. investment-grade corporate bonds (-15.26%) trailed U.S. Treasuries (-12.46%), while commercial mortgage-backed securities (-10.91%) and agencies (-7.87%) also lost ground. Outside the index, leveraged loans (-0.61%) bested the returns for Treasury Inflation-Protected Securities (-11.85%), U.S. high-yield bonds (-11.21%) and emerging-markets debt (-16.45%).
Comments from Lead Portfolio Manager Geoff Stein and Co-Portfolio Manager Avishek Hazrachoudhury:
For the year, the Portfolios' Investor Class shares returned about -17% to -10%, with all slightly outpacing their respective Composite benchmarks. Against the backdrop of an extremely challenging period for risk assets, asset class positioning helped the Portfolios' finish ahead of their benchmarks. However, security selection substantially detracted and weighed on relative performance. Our core equity allocation strategy - overweighting the U.S., underweighting international developed markets (DM) and a roughly equal weighting in emerging markets (EM) - added considerable value on a relative basis. Despite negative absolute returns from U.S. stocks, our overweighting benefited from the defensive nature of value-oriented and low-volatility funds in the Portfolios. Out-of-benchmark exposure to commodity-related securities also solidly contributed. Our fixed-income strategy of underweighting investment-grade bonds in favor of non-Composite allocations to riskier segments of the debt market had a net neutral impact overall versus the benchmarks. In terms of security selection, international DM stocks notably detracted, primarily due to weak results from Fidelity ® Overseas Fund. EM equities also dampened performance, but to a much lesser extent. On the plus side, U.S. stocks contributed, led by small-cap-oriented Fidelity ® Low-Priced Stock Fund.
Note to shareholders:
On June 1, the Portfolios' Composite indexes began transitioning to a new neutral equity allocation target of 60% U.S. and 40% international. Previously, the target was 70%/30%. The Portfolios reached their new neutral allocations during the third quarter of 2022. Additionally, the Portfolios changed the international equity component of their blended benchmarks to the broader MSCI ACWI (All Country World Index) ex USA Index from the MSCI EAFE Index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

VIP FundsManager® 20% Portfolio
Investment Summary December 31, 2022 (Unaudited)
Top Holdings (% of Fund's net assets)

VIP Investment Grade Bond II Portfolio - Investor Class	23.2
Fidelity Total Bond Fund	23.2
Fidelity Investments Money Market Government Portfolio Institutional Class 4.10%	20.5
VIP Stock Selector All Cap Portfolio Investor Class	14.0
Fidelity Floating Rate High Income Fund	2.9
Fidelity U.S. Low Volatility Equity Fund	2.2
Fidelity Overseas Fund	1.8
Fidelity Emerging Markets Fund	1.5
Fidelity Global Commodity Stock Fund	1.3
Fidelity Inflation-Protected Bond Index Fund	1.2
91.8

Asset Allocation (% of Fund's net assets)

Futures - (3.9)%
Percentages shown as 0.0% may reflect amounts less than 0.05%.

VIP FundsManager® 20% Portfolio
Schedule of Investments December 31, 2022
Showing Percentage of Net Assets
Equity Funds - 26.6%
	Shares	Value ($)
Fidelity Canada Fund (a)	23,667	1,378,388
Fidelity Commodity Strategy Fund (a)	33,298	3,435,327
Fidelity Contrafund (a)	119,544	1,445,287
Fidelity Emerging Markets Discovery Fund (a)	484,876	6,739,780
Fidelity Emerging Markets Fund (a)	390,965	12,284,109
Fidelity Equity-Income Fund (a)	50,066	3,191,190
Fidelity Global Commodity Stock Fund (a)	535,186	10,302,333
Fidelity Hedged Equity Fund (a)	221,399	2,105,509
Fidelity International Capital Appreciation Fund (a)	133,961	2,795,765
Fidelity International Discovery Fund (a)	90,832	3,601,493
Fidelity International Enhanced Index Fund (a)	412,258	3,858,739
Fidelity International Small Cap Fund (a)	57,907	1,547,864
Fidelity International Small Cap Opportunities Fund (a)	130,416	2,314,879
Fidelity International Value Fund (a)	283,375	2,383,180
Fidelity Large Cap Value Enhanced Index Fund (a)	61,152	876,309
Fidelity Low-Priced Stock Fund (a)	84,758	3,914,990
Fidelity Overseas Fund (a)	281,991	14,257,471
Fidelity Real Estate Investment Portfolio (a)	159,968	5,971,621
Fidelity U.S. Low Volatility Equity Fund (a)	1,794,152	18,318,297
Fidelity Value Discovery Fund (a)	44,716	1,571,764
VIP Stock Selector All Cap Portfolio Investor Class (a)	14,052,064	114,102,757
TOTAL EQUITY FUNDS (Cost $235,864,952)		216,397,052

Fixed-Income Funds - 52.0%
	Shares	Value ($)
Fidelity Floating Rate High Income Fund (a)	2,611,941	23,455,231
Fidelity High Income Fund (a)	833,012	6,064,330
Fidelity Inflation-Protected Bond Index Fund (a)	1,085,798	9,793,899
Fidelity Long-Term Treasury Bond Index Fund (a)	383,704	3,890,763
Fidelity New Markets Income Fund (a)	138,312	1,591,971
Fidelity Total Bond Fund (a)	20,231,845	188,763,112
VIP Investment Grade Bond II Portfolio - Investor Class (a)	20,324,680	188,816,281
TOTAL FIXED-INCOME FUNDS (Cost $447,622,476)		422,375,587

Money Market Funds - 21.0%
	Shares	Value ($)
Fidelity Cash Central Fund 4.37% (b)	4,032,442	4,033,248
Fidelity Investments Money Market Government Portfolio Institutional Class 4.10% (a)(c)	166,262,113	166,262,113
TOTAL MONEY MARKET FUNDS (Cost $170,295,361)		170,295,361

U.S. Treasury Obligations - 0.4%
	Principal Amount (d)	Value ($)
U.S. Treasury Bills, yield at date of purchase 3.33% to 4.39% 1/5/23 to 3/30/23 (e) (Cost $3,051,509)	3,070,000	3,052,468

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $856,834,298)	812,120,468
NET OTHER ASSETS (LIABILITIES) - 0.0%	153,478
NET ASSETS - 100.0%	812,273,946

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
MSCI EAFE Index Future (United States)	21	Mar 2023	2,046,870	(7,540)	(7,540)

Treasury Contracts
CBOT 5-Year U.S. Treasury Note Contracts (United States)	146	Mar 2023	15,757,734	1,988	1,988

TOTAL PURCHASED					(5,552)

Sold

Equity Index Contracts
CME Micro E-mini S&P 500 Index Contracts (United States)	229	Mar 2023	44,208,450	1,234,759	1,234,759
MSCI Emerging Markets Index Future (United States)	120	Mar 2023	5,756,400	53,542	53,542

TOTAL SOLD					1,288,301

TOTAL FUTURES CONTRACTS					1,282,749
The notional amount of futures purchased as a percentage of Net Assets is 2.2%
The notional amount of futures sold as a percentage of Net Assets is 6.1%

For the period, the average monthly notional amount at value for futures contracts in the aggregate was $45,582,467.

Legend

(a)	Affiliated Fund
(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c)	The rate quoted is the annualized seven-day yield of the fund at period end.
(d)	Amount is stated in United States dollars unless otherwise noted.
(e)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $3,052,468.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.37%	225,746,149	71,370,989	293,083,890	318,977	-	-	4,033,248	0.0%
Total	225,746,149	71,370,989	293,083,890	318,977	-	-	4,033,248

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Canada Fund	-	1,587,492	107,435	54,718	(6,280)	(95,389)	1,378,388
Fidelity Commodity Strategy Fund	8,429,872	4,374,404	8,360,687	2,485,902	(500,736)	(507,526)	3,435,327
Fidelity Contrafund	2,399,788	287,778	426,235	160,504	(56,451)	(759,593)	1,445,287
Fidelity Emerging Markets Discovery Fund	3,852,210	3,697,433	269,026	112,171	(27,005)	(513,832)	6,739,780
Fidelity Emerging Markets Fund	18,684,409	517,356	1,692,142	93,824	(515,221)	(4,710,293)	12,284,109
Fidelity Equity-Income Fund	4,154,910	460,109	1,058,673	144,436	(8,156)	(357,000)	3,191,190
Fidelity Floating Rate High Income Fund	32,167,333	4,616,908	11,761,146	1,338,257	(415,909)	(1,151,955)	23,455,231
Fidelity Global Commodity Stock Fund	10,555,648	2,826,630	4,957,491	214,039	349,497	1,528,049	10,302,333
Fidelity Hedged Equity Fund	-	2,123,340	-	7,721	-	(17,831)	2,105,509
Fidelity High Income Fund	7,652,550	614,380	975,206	322,416	(34,934)	(1,192,460)	6,064,330
Fidelity Inflation-Protected Bond Index Fund	26,532,651	1,433,670	15,621,583	798,796	1,167,601	(3,718,440)	9,793,899
Fidelity International Capital Appreciation Fund	3,305,032	857,123	466,330	1,101	(79,527)	(820,533)	2,795,765
Fidelity International Discovery Fund	4,168,918	1,096,412	611,381	12,724	(173,727)	(878,729)	3,601,493
Fidelity International Enhanced Index Fund	3,853,134	1,202,961	564,016	91,313	(79,493)	(553,847)	3,858,739
Fidelity International Small Cap Fund	1,609,428	461,575	249,843	10,793	(16,476)	(256,820)	1,547,864
Fidelity International Small Cap Opportunities Fund	3,167,545	209,141	-	139,069	-	(1,061,807)	2,314,879
Fidelity International Value Fund	2,218,390	713,985	334,343	43,547	(16,680)	(198,172)	2,383,180
Fidelity Investments Money Market Government Portfolio Institutional Class 4.10%	-	207,839,502	41,577,397	2,732,333	8	-	166,262,113
Fidelity Large Cap Value Enhanced Index Fund	1,299,784	192,809	494,043	39,097	3,424	(125,665)	876,309
Fidelity Long-Term Treasury Bond Index Fund	22,664,579	2,591,587	16,234,560	300,162	(5,006,387)	(124,456)	3,890,763
Fidelity Low-Priced Stock Fund	5,134,244	736,810	1,291,480	351,607	(47,279)	(617,305)	3,914,990
Fidelity New Markets Income Fund	2,143,622	182,576	325,068	85,254	(40,366)	(368,793)	1,591,971
Fidelity Overseas Fund	16,461,272	4,345,322	2,323,970	89,845	(438,695)	(3,786,458)	14,257,471
Fidelity Real Estate Investment Portfolio	13,819,513	3,199,722	8,232,158	460,233	897,919	(3,713,375)	5,971,621
Fidelity Total Bond Fund	-	208,505,734	11,760,679	3,831,532	(142,267)	(7,839,676)	188,763,112
Fidelity U.S. Bond Index Fund	404,221,641	35,122,039	396,675,274	3,425,807	(22,924,251)	(19,744,155)	-
Fidelity U.S. Low Volatility Equity Fund	7,708,147	15,544,818	3,609,410	408,968	(190,985)	(1,134,273)	18,318,297
Fidelity Value Discovery Fund	2,049,355	242,441	562,636	73,193	24,896	(182,292)	1,571,764
VIP Investment Grade Bond II Portfolio - Investor Class	-	215,771,070	13,214,798	3,429,146	(177,104)	(13,562,887)	188,816,281
VIP Stock Selector All Cap Portfolio Investor Class	157,776,597	4,887,508	17,413,827	837,653	(2,470,345)	(28,677,176)	114,102,757
	766,030,572	726,242,635	561,170,837	22,096,161	(30,924,929)	(95,142,689)	805,034,752

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.
Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equity Funds	216,397,052	216,397,052	-	-

Fixed-Income Funds	422,375,587	422,375,587	-	-

Money Market Funds	170,295,361	170,295,361	-	-

Other Short-Term Investments and Net Other Assets	3,052,468	-	3,052,468	-
Total Investments in Securities:	812,120,468	809,068,000	3,052,468	-
Derivative Instruments:

Assets
Futures Contracts	1,290,289	1,290,289	-	-
Total Assets	1,290,289	1,290,289	-	-

Liabilities
Futures Contracts	(7,540)	(7,540)	-	-
Total Liabilities	(7,540)	(7,540)	-	-
Total Derivative Instruments:	1,282,749	1,282,749	-	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2022. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	1,288,301	(7,540)
Total Equity Risk	1,288,301	(7,540)
Interest Rate Risk
Futures Contracts (a)	1,988	0
Total Interest Rate Risk	1,988	0
Total Value of Derivatives	1,290,289	(7,540)

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

VIP FundsManager® 20% Portfolio
Financial Statements
Statement of Assets and Liabilities
			December 31, 2022

Assets
Investment in securities, at value - See accompanying schedule:	$
Unaffiliated issuers (cost $3,051,509)		3,052,468
Fidelity Central Funds (cost $4,033,248)		4,033,248
Other affiliated issuers (cost $849,749,541)		805,034,752

Total Investment in Securities (cost $856,834,298)			$812,120,468
Receivable for investments sold			2,341,016
Receivable for fund shares sold			634
Distributions receivable from Fidelity Central Funds			12,071
Receivable for daily variation margin on futures contracts			211,339
Total assets			814,685,528
Liabilities
Payable for investments purchased		$2,024,388
Payable for fund shares redeemed		317,261
Accrued management fee		68,451
Distribution and service plan fees payable		1,482
Total Liabilities			2,411,582
Net Assets			$812,273,946
Net Assets consist of:
Paid in capital			$874,763,331
Total accumulated earnings (loss)			(62,489,385)
Net Assets			$812,273,946

Net Asset Value and Maximum Offering Price
Service Class :
Net Asset Value , offering price and redemption price per share ($54,382 ÷ 5,411 shares)			$10.05
Service Class 2 :
Net Asset Value , offering price and redemption price per share ($11,375,680 ÷ 1,135,863 shares)			$10.02
Investor Class :
Net Asset Value , offering price and redemption price per share ($800,843,884 ÷ 79,755,401 shares)			$10.04
Statement of Operations
		Year ended December 31, 2022
Investment Income
Dividends:
Affiliated issuers		20,693,501
Interest		33,544
Income from Fidelity Central Funds		318,977
Total Income		21,046,022
Expenses
Management fee	$1,713,128
Distribution and service plan fees	28,911
Independent trustees' fees and expenses	2,872
Total expenses before reductions	1,744,911
Expense reductions	(453,477)
Total expenses after reductions		1,291,434
Net Investment income (loss)		19,754,588
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	2
Affiliated issuers	(30,924,929)
Futures contracts	8,814,993
Capital gain distributions from underlying funds:
Affiliated issuers	1,402,660
Total net realized gain (loss)		(20,707,274)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	904
Affiliated issuers	(95,142,689)
Futures contracts	1,832,649
Total change in net unrealized appreciation (depreciation)		(93,309,136)
Net gain (loss)		(114,016,410)
Net increase (decrease) in net assets resulting from operations		$(94,261,822)
Statement of Changes in Net Assets

	Year ended December 31, 2022	Year ended December 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$19,754,588	$10,744,584
Net realized gain (loss)	(20,707,274)	64,198,197
Change in net unrealized appreciation (depreciation)	(93,309,136)	(40,433,333)
Net increase (decrease) in net assets resulting from operations	(94,261,822)	34,509,448
Distributions to shareholders	(82,937,596)	(12,303,562)
Share transactions - net increase (decrease)	(6,922,519)	39,709,707
Total increase (decrease) in net assets	(184,121,937)	61,915,593

Net Assets
Beginning of period	996,395,883	934,480,290
End of period	$812,273,946	$996,395,883

Financial Highlights
VIP FundsManager 20% Portfolio Service Class

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$12.18	$11.89	$11.19	$10.75	$11.63
Income from Investment Operations
Net investment income (loss) A,B	.24	.14	.13	.22	.21
Net realized and unrealized gain (loss)	(1.35)	.30	.77	.86	(.40)
Total from investment operations	(1.11)	.44	.90	1.08	(.19)
Distributions from net investment income	(.25)	(.13)	(.13)	(.21)	(.21)
Distributions from net realized gain	(.77)	(.03)	(.07)	(.43)	(.48)
Total distributions	(1.02)	(.15) C	(.20)	(.64)	(.69)
Net asset value, end of period	$10.05	$12.18	$11.89	$11.19	$10.75
Total Return D,E	(9.59)%	3.74%	8.11%	10.39%	(1.67)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.30%	.35%	.35%	.35%	.35%
Expenses net of fee waivers, if any	.15%	.20%	.20%	.20%	.20%
Expenses net of all reductions	.15%	.20%	.20%	.20%	.20%
Net investment income (loss)	2.24%	1.12%	1.17%	2.01%	1.87%
Supplemental Data
Net assets, end of period (000 omitted)	$54	$63	$61	$57	$55
Portfolio turnover rate H	70% I	45% I	32% I	33%	47%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total distributions per share do not sum due to rounding.

D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

I Portfolio turnover rate excludes securities received or delivered in-kind.

VIP FundsManager 20% Portfolio Service Class 2

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$12.14	$11.86	$11.16	$10.72	$11.60
Income from Investment Operations
Net investment income (loss) A,B	.22	.12	.12	.20	.19
Net realized and unrealized gain (loss)	(1.34)	.30	.77	.87	(.40)
Total from investment operations	(1.12)	.42	.89	1.07	(.21)
Distributions from net investment income	(.23)	(.11)	(.11)	(.20)	(.19)
Distributions from net realized gain	(.77)	(.03)	(.07)	(.43)	(.48)
Total distributions	(1.00)	(.14)	(.19) C	(.63)	(.67)
Net asset value, end of period	$10.02	$12.14	$11.86	$11.16	$10.72
Total Return D,E	(9.67)%	3.52%	7.97%	10.26%	(1.82)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.44%	.50%	.50%	.50%	.50%
Expenses net of fee waivers, if any	.29%	.35%	.35%	.35%	.35%
Expenses net of all reductions	.29%	.35%	.35%	.35%	.35%
Net investment income (loss)	2.09%	.97%	1.02%	1.86%	1.72%
Supplemental Data
Net assets, end of period (000 omitted)	$11,376	$10,257	$9,323	$8,978	$8,286
Portfolio turnover rate H	70% I	45% I	32% I	33%	47%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total distributions per share do not sum due to rounding.

D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

I Portfolio turnover rate excludes securities received or delivered in-kind.

VIP FundsManager 20% Portfolio Investor Class

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$12.17	$11.89	$11.18	$10.74	$11.62
Income from Investment Operations
Net investment income (loss) A,B	.24	.14	.13	.22	.21
Net realized and unrealized gain (loss)	(1.35)	.29	.78	.86	(.40)
Total from investment operations	(1.11)	.43	.91	1.08	(.19)
Distributions from net investment income	(.25)	(.13)	(.13)	(.21)	(.21)
Distributions from net realized gain	(.77)	(.03)	(.07)	(.43)	(.48)
Total distributions	(1.02)	(.15) C	(.20)	(.64)	(.69)
Net asset value, end of period	$10.04	$12.17	$11.89	$11.18	$10.74
Total Return D,E	(9.60)%	3.65%	8.21%	10.40%	(1.67)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.19%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.14%	.20%	.20%	.20%	.20%
Expenses net of all reductions	.14%	.20%	.20%	.20%	.20%
Net investment income (loss)	2.24%	1.12%	1.17%	2.01%	1.87%
Supplemental Data
Net assets, end of period (000 omitted)	$800,844	$986,076	$925,096	$812,070	$719,784
Portfolio turnover rate H	70% I	45% I	32% I	33%	47%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total distributions per share do not sum due to rounding.

D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

I Portfolio turnover rate excludes securities received or delivered in-kind.

VIP FundsManager® 50% Portfolio
Investment Summary December 31, 2022 (Unaudited)
Top Holdings (% of Fund's net assets)

VIP Stock Selector All Cap Portfolio Investor Class	28.2
VIP Investment Grade Bond II Portfolio - Investor Class	17.6
Fidelity Total Bond Fund	17.5
Fidelity Overseas Fund	5.4
Fidelity Emerging Markets Fund	4.6
Fidelity Floating Rate High Income Fund	2.9
Fidelity U.S. Low Volatility Equity Fund	2.3
Fidelity Inflation-Protected Bond Index Fund	2.0
Fidelity Global Commodity Stock Fund	1.7
Fidelity Low-Priced Stock Fund	1.6
83.8

Asset Allocation (% of Fund's net assets)

Futures - (2.9)%
Percentages shown as 0.0% may reflect amounts less than 0.05%.

VIP FundsManager® 50% Portfolio
Schedule of Investments December 31, 2022
Showing Percentage of Net Assets
Equity Funds - 56.4%
	Shares	Value ($)
Fidelity Canada Fund (a)	451,046	26,268,920
Fidelity Commodity Strategy Fund (a)	241,068	24,871,022
Fidelity Contrafund (a)	1,125,632	13,608,890
Fidelity Emerging Markets Discovery Fund (a)	3,031,729	42,141,029
Fidelity Emerging Markets Fund (a)	6,535,905	205,358,125
Fidelity Equity-Income Fund (a)	791,532	50,452,266
Fidelity Global Commodity Stock Fund (a)	3,896,711	75,011,683
Fidelity Hedged Equity Fund (a)	1,250,664	11,893,817
Fidelity International Capital Appreciation Fund (a)	2,258,525	47,135,419
Fidelity International Discovery Fund (a)	1,527,761	60,575,710
Fidelity International Enhanced Index Fund (a)	6,996,052	65,483,051
Fidelity International Small Cap Fund (a)	982,662	26,266,552
Fidelity International Small Cap Opportunities Fund (a)	2,017,582	35,812,076
Fidelity International Value Fund (a)	4,830,605	40,625,387
Fidelity Japan Smaller Companies Fund (a)	2,804,268	37,773,487
Fidelity Large Cap Value Enhanced Index Fund (a)	1,855,028	26,582,548
Fidelity Low-Priced Stock Fund (a)	1,567,527	72,404,093
Fidelity Overseas Fund (a)	4,766,315	240,984,879
Fidelity Real Estate Investment Portfolio (a)	814,307	30,398,075
Fidelity U.S. Low Volatility Equity Fund (a)	10,002,052	102,120,955
Fidelity Value Discovery Fund (a)	878,083	30,864,615
VIP Stock Selector All Cap Portfolio Investor Class (a)	156,197,182	1,268,321,115
TOTAL EQUITY FUNDS (Cost $2,709,169,621)		2,534,953,714

Fixed-Income Funds - 41.5%
	Shares	Value ($)
Fidelity Floating Rate High Income Fund (a)	14,567,249	130,813,894
Fidelity High Income Fund (a)	4,807,841	35,001,084
Fidelity Inflation-Protected Bond Index Fund (a)	9,789,266	88,299,178
Fidelity Long-Term Treasury Bond Index Fund (a)	2,144,583	21,746,072
Fidelity New Markets Income Fund (a)	916,979	10,554,427
Fidelity Total Bond Fund (a)	84,626,538	789,565,602
VIP Investment Grade Bond II Portfolio - Investor Class (a)	85,012,859	789,769,458
TOTAL FIXED-INCOME FUNDS (Cost $1,974,916,347)		1,865,749,715

Money Market Funds - 1.8%
	Shares	Value ($)
Fidelity Cash Central Fund 4.37% (b)	21,830,914	21,835,280
Fidelity Investments Money Market Government Portfolio Institutional Class 4.10% (a)(c)	56,933,955	56,933,955
TOTAL MONEY MARKET FUNDS (Cost $78,769,235)		78,769,235

U.S. Treasury Obligations - 0.3%
	Principal Amount (d)	Value ($)
U.S. Treasury Bills, yield at date of purchase 3.29% to 4.39% 1/5/23 to 3/30/23 (e) (Cost $15,554,397)	15,650,000	15,559,860

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $4,778,409,600)	4,495,032,524
NET OTHER ASSETS (LIABILITIES) - 0.0%	489,259
NET ASSETS - 100.0%	4,495,521,783

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
MSCI EAFE Index Future (United States)	366	Mar 2023	35,674,020	(509,745)	(509,745)

Treasury Contracts
CBOT 5-Year U.S. Treasury Note Contracts (United States)	819	Mar 2023	88,394,414	11,153	11,153

TOTAL PURCHASED					(498,592)

Sold

Equity Index Contracts
CME Micro E-mini S&P 500 Index Contracts (United States)	1,211	Mar 2023	233,783,550	6,529,664	6,529,664
MSCI Emerging Markets Index Future (United States)	483	Mar 2023	23,169,510	215,717	215,717

TOTAL SOLD					6,745,381

TOTAL FUTURES CONTRACTS					6,246,789
The notional amount of futures purchased as a percentage of Net Assets is 2.8%
The notional amount of futures sold as a percentage of Net Assets is 5.7%

For the period, the average monthly notional amount at value for futures contracts in the aggregate was $315,259,877.

Legend

(a)	Affiliated Fund
(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c)	The rate quoted is the annualized seven-day yield of the fund at period end.
(d)	Amount is stated in United States dollars unless otherwise noted.
(e)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $15,559,860.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.37%	240,620,688	569,424,742	788,210,150	1,450,939	-	-	21,835,280	0.1%
Total	240,620,688	569,424,742	788,210,150	1,450,939	-	-	21,835,280

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Canada Fund	-	32,069,089	3,701,430	1,052,155	(228,137)	(1,870,602)	26,268,920
Fidelity Commodity Strategy Fund	46,184,585	27,263,548	44,435,558	12,541,538	3,277,241	(7,418,794)	24,871,022
Fidelity Contrafund	26,928,546	1,924,086	6,546,536	1,580,449	34,261	(8,731,467)	13,608,890
Fidelity Emerging Markets Discovery Fund	28,162,801	21,108,247	3,193,267	704,741	(334,214)	(3,602,538)	42,141,029
Fidelity Emerging Markets Fund	85,564,823	180,859,254	25,656,156	1,579,022	(3,351,514)	(32,058,282)	205,358,125
Fidelity Equity-Income Fund	69,589,597	3,144,428	16,247,431	2,356,621	1,081,656	(7,115,984)	50,452,266
Fidelity Floating Rate High Income Fund	206,003,852	9,327,693	74,694,084	8,036,397	(3,142,660)	(6,680,907)	130,813,894
Fidelity Global Commodity Stock Fund	94,953,263	2,462,450	38,793,141	1,509,695	10,781,865	5,607,246	75,011,683
Fidelity Hedged Equity Fund	-	11,994,542	-	43,617	-	(100,725)	11,893,817
Fidelity High Income Fund	45,407,977	2,188,023	5,361,982	1,903,509	(195,904)	(7,037,030)	35,001,084
Fidelity Inflation-Protected Bond Index Fund	178,483,279	8,081,095	76,862,158	7,225,949	6,261,059	(27,664,097)	88,299,178
Fidelity International Capital Appreciation Fund	69,561,632	6,336,181	10,410,972	20,997	(1,018,764)	(17,332,658)	47,135,419
Fidelity International Discovery Fund	87,809,314	8,170,284	13,688,611	215,921	(3,917,934)	(17,797,343)	60,575,710
Fidelity International Enhanced Index Fund	81,199,208	9,833,829	12,583,436	1,560,857	(1,971,954)	(10,994,596)	65,483,051
Fidelity International Small Cap Fund	33,991,641	3,518,503	5,479,208	184,662	(214,495)	(5,549,889)	26,266,552
Fidelity International Small Cap Opportunities Fund	50,047,565	2,436,581	-	2,156,285	-	(16,672,070)	35,812,076
Fidelity International Value Fund	46,904,553	5,759,482	7,470,559	747,427	(413,611)	(4,154,478)	40,625,387
Fidelity Investments Money Market Government Portfolio Institutional Class 4.10%	-	92,805,952	35,871,997	1,079,196	-	-	56,933,955
Fidelity Japan Smaller Companies Fund	44,171,817	19,620	-	19,619	-	(6,417,950)	37,773,487
Fidelity Large Cap Value Enhanced Index Fund	36,543,576	1,580,155	8,008,635	1,197,514	400,324	(3,932,872)	26,582,548
Fidelity Long-Term Treasury Bond Index Fund	159,226,200	12,401,433	112,319,889	2,326,573	(39,732,611)	2,170,939	21,746,072
Fidelity Low-Priced Stock Fund	97,738,692	7,736,851	20,343,987	6,757,011	17,149	(12,744,612)	72,404,093
Fidelity New Markets Income Fund	14,413,594	669,437	1,787,333	574,593	(376,436)	(2,364,835)	10,554,427
Fidelity Overseas Fund	347,123,964	33,159,279	51,865,543	1,716,641	(3,905,494)	(83,527,327)	240,984,879
Fidelity Real Estate Investment Portfolio	81,569,943	3,369,590	36,632,375	2,985,481	4,169,004	(22,078,087)	30,398,075
Fidelity Total Bond Fund	-	897,053,957	75,389,893	15,701,461	(1,587,644)	(30,510,818)	789,565,602
Fidelity U.S. Bond Index Fund	1,620,378,871	164,104,162	1,612,896,908	13,826,520	(91,870,873)	(79,715,252)	-
Fidelity U.S. Low Volatility Equity Fund	115,189,015	30,851,640	26,620,762	4,674,162	(790,086)	(16,508,852)	102,120,955
Fidelity Value Discovery Fund	40,995,515	1,924,295	8,891,962	1,497,352	1,184,306	(4,347,539)	30,864,615
VIP Investment Grade Bond II Portfolio - Investor Class	-	927,220,911	81,985,862	14,102,420	(2,039,564)	(53,426,027)	789,769,458
VIP Stock Selector All Cap Portfolio Investor Class	2,003,817,452	18,865,640	365,534,094	9,364,716	(64,650,869)	(324,177,014)	1,268,321,115
	5,711,961,275	2,528,240,237	2,783,273,769	119,243,101	(192,535,899)	(806,754,460)	4,457,637,384

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.
Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equity Funds	2,534,953,714	2,534,953,714	-	-

Fixed-Income Funds	1,865,749,715	1,865,749,715	-	-

Money Market Funds	78,769,235	78,769,235	-	-

Other Short-Term Investments and Net Other Assets	15,559,860	-	15,559,860	-
Total Investments in Securities:	4,495,032,524	4,479,472,664	15,559,860	-
Derivative Instruments:

Assets
Futures Contracts	6,756,534	6,756,534	-	-
Total Assets	6,756,534	6,756,534	-	-

Liabilities
Futures Contracts	(509,745)	(509,745)	-	-
Total Liabilities	(509,745)	(509,745)	-	-
Total Derivative Instruments:	6,246,789	6,246,789	-	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2022. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	6,745,381	(509,745)
Total Equity Risk	6,745,381	(509,745)
Interest Rate Risk
Futures Contracts (a)	11,153	0
Total Interest Rate Risk	11,153	0
Total Value of Derivatives	6,756,534	(509,745)

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

VIP FundsManager® 50% Portfolio
Financial Statements
Statement of Assets and Liabilities
			December 31, 2022

Assets
Investment in securities, at value - See accompanying schedule:	$
Unaffiliated issuers (cost $15,554,397)		15,559,860
Fidelity Central Funds (cost $21,835,280)		21,835,280
Other affiliated issuers (cost $4,741,019,923)		4,457,637,384

Total Investment in Securities (cost $4,778,409,600)			$4,495,032,524
Cash			1
Receivable for investments sold			12,959,638
Receivable for fund shares sold			61,440
Distributions receivable from Fidelity Central Funds			129,097
Receivable for daily variation margin on futures contracts			743,683
Total assets			4,508,926,383
Liabilities
Payable for investments purchased		11,233,233
Payable for fund shares redeemed		1,779,842
Accrued management fee		381,947
Distribution and service plan fees payable		9,578
Total Liabilities			13,404,600
Net Assets			$4,495,521,783
Net Assets consist of:
Paid in capital			$4,875,598,649
Total accumulated earnings (loss)			(380,076,866)
Net Assets			$4,495,521,783

Net Asset Value and Maximum Offering Price
Service Class :
Net Asset Value , offering price and redemption price per share ($49,027 ÷ 4,747 shares)			$10.33
Service Class 2 :
Net Asset Value , offering price and redemption price per share ($75,579,957 ÷ 7,354,385 shares)			$10.28
Investor Class :
Net Asset Value , offering price and redemption price per share ($4,419,892,799 ÷ 428,091,706 shares)			$10.32
Statement of Operations
		Year ended December 31, 2022
Investment Income
Dividends:
Affiliated issuers		99,777,034
Interest		230,058
Income from Fidelity Central Funds		1,450,939
Total Income		101,458,031
Expenses
Management fee	$9,882,490
Distribution and service plan fees	201,206
Independent trustees' fees and expenses	16,597
Total expenses before reductions	10,100,293
Expense reductions	(2,615,196)
Total expenses after reductions		7,485,097
Net Investment income (loss)		93,972,934
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(28)
Affiliated issuers	(192,535,899)
Futures contracts	59,121,712
Capital gain distributions from underlying funds:
Affiliated issuers	19,466,067
Total net realized gain (loss)		(113,948,148)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	5,178
Affiliated issuers	(806,754,460)
Futures contracts	9,807,744
Total change in net unrealized appreciation (depreciation)		(796,941,538)
Net gain (loss)		(910,889,686)
Net increase (decrease) in net assets resulting from operations		$(816,916,752)
Statement of Changes in Net Assets

	Year ended December 31, 2022	Year ended December 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$93,972,934	$65,026,799
Net realized gain (loss)	(113,948,148)	895,910,930
Change in net unrealized appreciation (depreciation)	(796,941,538)	(396,365,735)
Net increase (decrease) in net assets resulting from operations	(816,916,752)	564,571,994
Distributions to shareholders	(979,815,592)	(167,003,158)
Share transactions - net increase (decrease)	310,287,644	(261,609,865)
Total increase (decrease) in net assets	(1,486,444,700)	135,958,971

Net Assets
Beginning of period	5,981,966,483	5,846,007,512
End of period	$4,495,521,783	$5,981,966,483

Financial Highlights
VIP FundsManager 50% Portfolio Service Class

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$14.51	$13.57	$12.28	$11.68	$13.53
Income from Investment Operations
Net investment income (loss) A,B	.21	.15	.14	.20	.19
Net realized and unrealized gain (loss)	(2.00)	1.19	1.55	1.76	(.86)
Total from investment operations	(1.79)	1.34	1.69	1.96	(.67)
Distributions from net investment income	(.23)	(.16)	(.14)	(.20)	(.18)
Distributions from net realized gain	(2.16)	(.24)	(.26)	(1.15)	(1.00)
Total distributions	(2.39)	(.40)	(.40)	(1.36) C	(1.18)
Net asset value, end of period	$10.33	$14.51	$13.57	$12.28	$11.68
Total Return D,E	(13.91)%	10.01%	14.06%	17.89%	(5.28)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.30%	.35%	.35%	.35%	.35%
Expenses net of fee waivers, if any	.15%	.20%	.20%	.20%	.20%
Expenses net of all reductions	.15%	.20%	.20%	.20%	.20%
Net investment income (loss)	1.86%	1.10%	1.12%	1.68%	1.52%
Supplemental Data
Net assets, end of period (000 omitted)	$49	$69	$64	$58	$55
Portfolio turnover rate H	51% I	51% I	24% I	25%	80%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total distributions per share do not sum due to rounding.

D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

I Portfolio turnover rate excludes securities received or delivered in-kind.

VIP FundsManager 50% Portfolio Service Class 2

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$14.45	$13.51	$12.23	$11.64	$13.48
Income from Investment Operations
Net investment income (loss) A,B	.19	.13	.12	.18	.17
Net realized and unrealized gain (loss)	(1.99)	1.18	1.55	1.75	(.85)
Total from investment operations	(1.80)	1.31	1.67	1.93	(.68)
Distributions from net investment income	(.21)	(.14)	(.13)	(.19)	(.16)
Distributions from net realized gain	(2.16)	(.24)	(.26)	(1.15)	(1.00)
Total distributions	(2.37)	(.37) C	(.39)	(1.34)	(1.16)
Net asset value, end of period	$10.28	$14.45	$13.51	$12.23	$11.64
Total Return D,E	(14.04)%	9.88%	13.89%	17.69%	(5.38)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.45%	.50%	.50%	.50%	.50%
Expenses net of fee waivers, if any	.30%	.35%	.35%	.35%	.35%
Expenses net of all reductions	.30%	.35%	.35%	.35%	.35%
Net investment income (loss)	1.71%	.95%	.97%	1.53%	1.37%
Supplemental Data
Net assets, end of period (000 omitted)	$75,580	$94,708	$114,211	$103,031	$90,234
Portfolio turnover rate H	51% I	51% I	24% I	25%	80%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total distributions per share do not sum due to rounding.

D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

I Portfolio turnover rate excludes securities received or delivered in-kind.

VIP FundsManager 50% Portfolio Investor Class

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$14.50	$13.56	$12.28	$11.68	$13.52
Income from Investment Operations
Net investment income (loss) A,B	.21	.15	.14	.20	.19
Net realized and unrealized gain (loss)	(2.00)	1.19	1.54	1.76	(.85)
Total from investment operations	(1.79)	1.34	1.68	1.96	(.66)
Distributions from net investment income	(.23)	(.16)	(.14)	(.20)	(.18)
Distributions from net realized gain	(2.16)	(.24)	(.26)	(1.15)	(1.00)
Total distributions	(2.39)	(.40)	(.40)	(1.36) C	(1.18)
Net asset value, end of period	$10.32	$14.50	$13.56	$12.28	$11.68
Total Return D,E	(13.94)%	10.02%	13.98%	17.89%	(5.20)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.20%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.15%	.20%	.20%	.20%	.20%
Expenses net of all reductions	.15%	.20%	.20%	.20%	.20%
Net investment income (loss)	1.86%	1.10%	1.12%	1.68%	1.52%
Supplemental Data
Net assets, end of period (000 omitted)	$4,419,893	$5,887,190	$5,731,732	$5,630,795	$5,535,648
Portfolio turnover rate H	51% I	51% I	24% I	25%	80%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total distributions per share do not sum due to rounding.

D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

I Portfolio turnover rate excludes securities received or delivered in-kind.

VIP FundsManager® 60% Portfolio
Investment Summary December 31, 2022 (Unaudited)
Top Holdings (% of Fund's net assets)

VIP Stock Selector All Cap Portfolio Investor Class	29.2
VIP Investment Grade Bond II Portfolio - Investor Class	14.4
Fidelity Total Bond Fund	14.4
Fidelity Overseas Fund	6.4
Fidelity Emerging Markets Fund	5.4
Fidelity Floating Rate High Income Fund	2.6
Fidelity Low-Priced Stock Fund	2.5
Fidelity Equity-Income Fund	2.3
Fidelity U.S. Low Volatility Equity Fund	2.3
Fidelity Inflation-Protected Bond Index Fund	1.9
81.4

Asset Allocation (% of Fund's net assets)

Futures - (0.3)%
Percentages shown as 0.0% may reflect amounts less than 0.05%.

VIP FundsManager® 60% Portfolio
Schedule of Investments December 31, 2022
Showing Percentage of Net Assets
Equity Funds - 63.9%
	Shares	Value ($)
Fidelity Canada Fund (a)	721,938	42,045,692
Fidelity Commodity Strategy Fund (a)	338,025	34,874,076
Fidelity Contrafund (a)	4,287,648	51,837,667
Fidelity Emerging Markets Discovery Fund (a)	3,119,830	43,365,633
Fidelity Emerging Markets Fund (a)	9,869,631	310,103,807
Fidelity Equity-Income Fund (a)	2,082,244	132,722,232
Fidelity Global Commodity Stock Fund (a)	5,511,308	106,092,672
Fidelity Hedged Equity Fund (a)	1,545,760	14,700,174
Fidelity International Capital Appreciation Fund (a)	3,380,227	70,545,333
Fidelity International Discovery Fund (a)	2,340,886	92,816,122
Fidelity International Enhanced Index Fund (a)	10,009,787	93,691,610
Fidelity International Small Cap Fund (a)	1,545,997	41,324,509
Fidelity International Small Cap Opportunities Fund (a)	2,665,457	47,311,853
Fidelity International Value Fund (a)	7,118,844	59,869,481
Fidelity Japan Smaller Companies Fund (a)	2,911,911	39,223,445
Fidelity Large Cap Value Enhanced Index Fund (a)	3,836,629	54,978,890
Fidelity Low-Priced Stock Fund (a)	3,115,490	143,904,503
Fidelity Overseas Fund (a)	7,194,504	363,754,111
Fidelity Real Estate Investment Portfolio (a)	1,034,663	38,623,985
Fidelity U.S. Low Volatility Equity Fund (a)	12,734,279	130,016,987
Fidelity Value Discovery Fund (a)	1,909,809	67,129,783
VIP Stock Selector All Cap Portfolio Investor Class (a)	204,529,090	1,660,776,208
TOTAL EQUITY FUNDS (Cost $3,851,792,555)		3,639,708,773

Fixed-Income Funds - 35.4%
	Shares	Value ($)
Fidelity Floating Rate High Income Fund (a)	16,443,415	147,661,871
Fidelity High Income Fund (a)	6,155,191	44,809,789
Fidelity Inflation-Protected Bond Index Fund (a)	12,065,477	108,830,605
Fidelity Long-Term Treasury Bond Index Fund (a)	5,467,612	55,441,582
Fidelity New Markets Income Fund (a)	1,226,845	14,120,986
Fidelity Total Bond Fund (a)	88,164,033	822,570,426
VIP Investment Grade Bond II Portfolio - Investor Class (a)	88,567,094	822,788,307
TOTAL FIXED-INCOME FUNDS (Cost $2,143,613,494)		2,016,223,566

Money Market Funds - 0.4%
	Shares	Value ($)
Fidelity Cash Central Fund 4.37% (b) (Cost $23,270,110)	23,265,457	23,270,110

U.S. Treasury Obligations - 0.3%
	Principal Amount (c)	Value ($)
U.S. Treasury Bills, yield at date of purchase 3.33% to 4.39% 1/5/23 to 3/30/23 (d) (Cost $17,978,733)	18,070,000	17,984,672

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $6,036,654,892)	5,697,187,121
NET OTHER ASSETS (LIABILITIES) - 0.0%	(679,046)
NET ASSETS - 100.0%	5,696,508,075

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
MSCI EAFE Index Future (United States)	912	Mar 2023	88,892,640	(1,482,347)	(1,482,347)

Treasury Contracts
CBOT 5-Year U.S. Treasury Note Contracts (United States)	1,023	Mar 2023	110,412,070	13,931	13,931

TOTAL PURCHASED					(1,468,416)

Sold

Equity Index Contracts
CME Micro E-mini S&P 500 Index Contracts (United States)	1,116	Mar 2023	215,443,800	6,017,427	6,017,427

TOTAL FUTURES CONTRACTS					4,549,011
The notional amount of futures purchased as a percentage of Net Assets is 3.5%
The notional amount of futures sold as a percentage of Net Assets is 3.8%

For the period, the average monthly notional amount at value for futures contracts in the aggregate was $314,053,014.

Legend

(a)	Affiliated Fund
(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c)	Amount is stated in United States dollars unless otherwise noted.
(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $17,984,672.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.37%	36,080,874	564,852,898	577,663,662	827,523	-	-	23,270,110	0.1%
Total	36,080,874	564,852,898	577,663,662	827,523	-	-	23,270,110

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Canada Fund	-	48,656,173	3,267,475	1,670,269	(205,899)	(3,137,107)	42,045,692
Fidelity Commodity Strategy Fund	42,400,536	24,088,529	26,180,034	12,999,936	7,017,014	(12,451,969)	34,874,076
Fidelity Contrafund	89,376,965	7,097,062	14,306,110	5,803,871	(1,877,126)	(28,453,124)	51,837,667
Fidelity Emerging Markets Discovery Fund	23,860,340	25,707,498	2,808,088	723,852	(251,618)	(3,142,499)	43,365,633
Fidelity Emerging Markets Fund	104,537,123	299,281,823	43,727,494	2,371,752	(6,825,074)	(43,162,571)	310,103,807
Fidelity Equity-Income Fund	172,261,174	8,935,913	33,209,103	6,083,039	173,083	(15,438,835)	132,722,232
Fidelity Floating Rate High Income Fund	246,611,909	13,648,166	100,705,921	9,770,633	(4,203,783)	(7,688,500)	147,661,871
Fidelity Global Commodity Stock Fund	132,927,542	5,014,377	54,692,765	2,191,892	13,097,448	9,746,070	106,092,672
Fidelity Hedged Equity Fund	-	14,824,665	-	53,908	-	(124,491)	14,700,174
Fidelity High Income Fund	54,508,561	3,195,837	4,051,016	2,354,355	(153,776)	(8,689,817)	44,809,789
Fidelity Inflation-Protected Bond Index Fund	214,135,399	11,595,434	89,375,886	8,887,282	5,381,753	(32,906,095)	108,830,605
Fidelity International Capital Appreciation Fund	109,359,281	1,544,698	11,723,723	34,069	(2,285,931)	(26,348,992)	70,545,333
Fidelity International Discovery Fund	140,880,985	2,306,100	15,532,688	328,443	(5,545,994)	(29,292,281)	92,816,122
Fidelity International Enhanced Index Fund	123,444,638	3,978,286	14,233,930	2,220,651	(2,478,194)	(17,019,190)	93,691,610
Fidelity International Small Cap Fund	56,155,938	1,065,959	6,339,233	288,544	(349,427)	(9,208,728)	41,324,509
Fidelity International Small Cap Opportunities Fund	65,279,771	3,891,665	-	2,848,048	-	(21,859,583)	47,311,853
Fidelity International Value Fund	73,425,016	2,121,592	8,579,265	1,095,394	(560,011)	(6,537,851)	59,869,481
Fidelity Japan Smaller Companies Fund	45,867,380	20,372	-	20,373	-	(6,664,307)	39,223,445
Fidelity Large Cap Value Enhanced Index Fund	73,224,609	3,826,680	14,844,573	2,453,698	80,739	(7,308,565)	54,978,890
Fidelity Long-Term Treasury Bond Index Fund	225,253,707	11,870,650	126,873,185	3,457,566	(43,084,413)	(11,725,177)	55,441,582
Fidelity Low-Priced Stock Fund	189,869,467	16,666,820	37,633,823	13,205,633	(2,815,507)	(22,182,454)	143,904,503
Fidelity New Markets Income Fund	17,893,733	1,019,342	1,350,342	738,845	(143,885)	(3,297,862)	14,120,986
Fidelity Overseas Fund	550,550,664	10,276,551	58,812,499	2,807,721	(12,377,922)	(125,882,683)	363,754,111
Fidelity Real Estate Investment Portfolio	97,561,501	4,883,667	42,004,135	3,732,704	4,257,296	(26,074,344)	38,623,985
Fidelity Total Bond Fund	-	904,391,953	49,935,814	15,849,020	(713,253)	(31,172,460)	822,570,426
Fidelity U.S. Bond Index Fund	1,468,036,781	211,098,427	1,518,427,764	12,971,041	(69,222,323)	(91,485,121)	-
Fidelity U.S. Low Volatility Equity Fund	165,575,072	23,393,689	34,213,735	6,687,953	(42,460)	(24,695,579)	130,016,987
Fidelity Value Discovery Fund	86,361,718	4,709,412	17,201,666	3,187,452	1,734,601	(8,474,282)	67,129,783
VIP Investment Grade Bond II Portfolio - Investor Class	-	932,424,375	54,790,339	14,709,105	(1,438,209)	(53,407,520)	822,788,307
VIP Stock Selector All Cap Portfolio Investor Class	2,558,075,715	45,752,433	442,748,476	12,223,441	(77,470,520)	(422,832,944)	1,660,776,208
	7,127,435,525	2,647,288,148	2,827,569,082	151,770,490	(200,303,391)	(1,090,918,861)	5,655,932,339

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.
Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equity Funds	3,639,708,773	3,639,708,773	-	-

Fixed-Income Funds	2,016,223,566	2,016,223,566	-	-

Money Market Funds	23,270,110	23,270,110	-	-

Other Short-Term Investments and Net Other Assets	17,984,672	-	17,984,672	-
Total Investments in Securities:	5,697,187,121	5,679,202,449	17,984,672	-
Derivative Instruments:

Assets
Futures Contracts	6,031,358	6,031,358	-	-
Total Assets	6,031,358	6,031,358	-	-

Liabilities
Futures Contracts	(1,482,347)	(1,482,347)	-	-
Total Liabilities	(1,482,347)	(1,482,347)	-	-
Total Derivative Instruments:	4,549,011	4,549,011	-	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2022. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	6,017,427	(1,482,347)
Total Equity Risk	6,017,427	(1,482,347)
Interest Rate Risk
Futures Contracts (a)	13,931	0
Total Interest Rate Risk	13,931	0
Total Value of Derivatives	6,031,358	(1,482,347)

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

VIP FundsManager® 60% Portfolio
Financial Statements
Statement of Assets and Liabilities
			December 31, 2022

Assets
Investment in securities, at value - See accompanying schedule:	$
Unaffiliated issuers (cost $17,978,733)		17,984,672
Fidelity Central Funds (cost $23,270,110)		23,270,110
Other affiliated issuers (cost $5,995,406,049)		5,655,932,339

Total Investment in Securities (cost $6,036,654,892)			$5,697,187,121
Receivable for investments sold			15,654,161
Receivable for fund shares sold			816,764
Distributions receivable from Fidelity Central Funds			60,775
Total assets			5,713,718,821
Liabilities
Payable for investments purchased		14,618,721
Payable for fund shares redeemed		1,842,689
Accrued management fee		482,414
Distribution and service plan fees payable		67,866
Payable for daily variation margin on futures contracts		199,056
Total Liabilities			17,210,746
Net Assets			$5,696,508,075
Net Assets consist of:
Paid in capital			$6,119,939,713
Total accumulated earnings (loss)			(423,431,638)
Net Assets			$5,696,508,075

Net Asset Value and Maximum Offering Price
Service Class :
Net Asset Value , offering price and redemption price per share ($68,120,262 ÷ 7,841,572 shares)			$8.69
Service Class 2 :
Net Asset Value , offering price and redemption price per share ($534,691,674 ÷ 61,780,408 shares)			$8.65
Investor Class :
Net Asset Value , offering price and redemption price per share ($5,093,696,139 ÷ 586,360,685 shares)			$8.69
Statement of Operations
		Year ended December 31, 2022
Investment Income
Dividends:
Affiliated issuers		115,132,227
Interest		207,063
Income from Fidelity Central Funds		827,523
Total Income		116,166,813
Expenses
Management fee	$12,051,621
Distribution and service plan fees	1,472,811
Independent trustees' fees and expenses	20,210
Total expenses before reductions	13,544,642
Expense reductions	(3,727,033)
Total expenses after reductions		9,817,609
Net Investment income (loss)		106,349,204
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(40)
Affiliated issuers	(200,303,391)
Futures contracts	61,732,226
Capital gain distributions from underlying funds:
Affiliated issuers	36,638,263
Total net realized gain (loss)		(101,932,942)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	5,831
Affiliated issuers	(1,090,918,861)
Futures contracts	8,933,594
Total change in net unrealized appreciation (depreciation)		(1,081,979,436)
Net gain (loss)		(1,183,912,378)
Net increase (decrease) in net assets resulting from operations		$(1,077,563,174)
Statement of Changes in Net Assets

	Year ended December 31, 2022	Year ended December 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$106,349,204	$74,043,003
Net realized gain (loss)	(101,932,942)	1,114,429,649
Change in net unrealized appreciation (depreciation)	(1,081,979,436)	(388,552,934)
Net increase (decrease) in net assets resulting from operations	(1,077,563,174)	799,919,718
Distributions to shareholders	(1,199,936,759)	(190,170,063)
Share transactions - net increase (decrease)	781,927,644	(21,798,783)
Total increase (decrease) in net assets	(1,495,572,289)	587,950,872

Net Assets
Beginning of period	7,192,080,364	6,604,129,492
End of period	$5,696,508,075	$7,192,080,364

Financial Highlights
VIP FundsManager 60% Portfolio Service Class

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$12.40	$11.35	$10.20	$10.22	$12.50
Income from Investment Operations
Net investment income (loss) A,B	.16	.13	.11	.16	.16
Net realized and unrealized gain (loss)	(1.82)	1.25	1.40	1.71	(.87)
Total from investment operations	(1.66)	1.38	1.51	1.87	(.71)
Distributions from net investment income	(.17)	(.14)	(.11)	(.15)	(.14)
Distributions from net realized gain	(1.88)	(.20)	(.25)	(1.74)	(1.42)
Total distributions	(2.05)	(.33) C	(.36)	(1.89)	(1.57) C
Net asset value, end of period	$8.69	$12.40	$11.35	$10.20	$10.22
Total Return D,E	(15.06)%	12.34%	15.12%	20.49%	(6.44)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.29%	.35%	.35%	.35%	.35%
Expenses net of fee waivers, if any	.14%	.20%	.20%	.20%	.20%
Expenses net of all reductions	.14%	.20%	.20%	.20%	.20%
Net investment income (loss)	1.73%	1.08%	1.06%	1.61%	1.40%
Supplemental Data
Net assets, end of period (000 omitted)	$68,120	$58,353	$28,621	$9,951	$50
Portfolio turnover rate H	43% I	54% I	22% I	33%	91%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total distributions per share do not sum due to rounding.

D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

I Portfolio turnover rate excludes securities received or delivered in-kind.

VIP FundsManager 60% Portfolio Service Class 2

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$12.36	$11.31	$10.17	$10.20	$12.47
Income from Investment Operations
Net investment income (loss) A,B	.15	.11	.09	.14	.14
Net realized and unrealized gain (loss)	(1.82)	1.25	1.39	1.71	(.86)
Total from investment operations	(1.67)	1.36	1.48	1.85	(.72)
Distributions from net investment income	(.16)	(.12)	(.09)	(.14)	(.13)
Distributions from net realized gain	(1.88)	(.20)	(.25)	(1.74)	(1.42)
Total distributions	(2.04)	(.31) C	(.34)	(1.88)	(1.55)
Net asset value, end of period	$8.65	$12.36	$11.31	$10.17	$10.20
Total Return D,E	(15.25)%	12.21%	14.92%	20.25%	(6.51)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.45%	.50%	.50%	.50%	.50%
Expenses net of fee waivers, if any	.29%	.35%	.35%	.35%	.35%
Expenses net of all reductions	.29%	.35%	.35%	.35%	.35%
Net investment income (loss)	1.58%	.93%	.91%	1.46%	1.25%
Supplemental Data
Net assets, end of period (000 omitted)	$534,692	$640,658	$656,402	$594,140	$533,024
Portfolio turnover rate H	43% I	54% I	22% I	33%	91%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total distributions per share do not sum due to rounding.

D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

I Portfolio turnover rate excludes securities received or delivered in-kind.

VIP FundsManager 60% Portfolio Investor Class

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$12.40	$11.35	$10.20	$10.22	$12.50
Income from Investment Operations
Net investment income (loss) A,B	.16	.13	.11	.16	.16
Net realized and unrealized gain (loss)	(1.82)	1.25	1.40	1.71	(.87)
Total from investment operations	(1.66)	1.38	1.51	1.87	(.71)
Distributions from net investment income	(.17)	(.14)	(.11)	(.15)	(.14)
Distributions from net realized gain	(1.88)	(.20)	(.25)	(1.74)	(1.42)
Total distributions	(2.05)	(.33) C	(.36)	(1.89)	(1.57) C
Net asset value, end of period	$8.69	$12.40	$11.35	$10.20	$10.22
Total Return D,E	(15.06)%	12.34%	15.12%	20.49%	(6.44)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.19%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.14%	.20%	.20%	.20%	.20%
Expenses net of all reductions	.14%	.20%	.20%	.20%	.20%
Net investment income (loss)	1.73%	1.08%	1.06%	1.61%	1.40%
Supplemental Data
Net assets, end of period (000 omitted)	$5,093,696	$6,493,070	$5,919,107	$5,375,333	$4,777,580
Portfolio turnover rate H	43% I	54% I	22% I	33%	91%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total distributions per share do not sum due to rounding.

D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

I Portfolio turnover rate excludes securities received or delivered in-kind.

VIP FundsManager® 70% Portfolio
Investment Summary December 31, 2022 (Unaudited)
Top Holdings (% of Fund's net assets)

VIP Stock Selector All Cap Portfolio Investor Class	33.5
VIP Investment Grade Bond II Portfolio - Investor Class	9.3
Fidelity Total Bond Fund	9.2
Fidelity Overseas Fund	7.7
Fidelity Emerging Markets Fund	6.9
Fidelity Low-Priced Stock Fund	2.8
Fidelity Floating Rate High Income Fund	2.6
Fidelity Equity-Income Fund	2.4
Fidelity U.S. Low Volatility Equity Fund	2.3
Fidelity International Enhanced Index Fund	2.0
78.7

Asset Allocation (% of Fund's net assets)

Futures - 0.0%
Percentages shown as 0.0% may reflect amounts less than 0.05%.

VIP FundsManager® 70% Portfolio
Schedule of Investments December 31, 2022
Showing Percentage of Net Assets
Equity Funds - 73.7%
	Shares	Value ($)
Fidelity Canada Fund (a)	272,887	15,892,931
Fidelity Commodity Strategy Fund (a)	112,131	11,568,566
Fidelity Contrafund (a)	1,705,871	20,623,975
Fidelity Emerging Markets Discovery Fund (a)	995,960	13,843,850
Fidelity Emerging Markets Fund (a)	4,057,485	127,486,180
Fidelity Equity-Income Fund (a)	712,637	45,423,472
Fidelity Global Commodity Stock Fund (a)	1,784,683	34,355,146
Fidelity Hedged Equity Fund (a)	490,319	4,662,933
Fidelity International Capital Appreciation Fund (a)	1,328,707	27,730,111
Fidelity International Discovery Fund (a)	915,712	36,308,000
Fidelity International Enhanced Index Fund (a)	3,905,356	36,554,133
Fidelity International Small Cap Fund (a)	600,823	16,060,002
Fidelity International Small Cap Opportunities Fund (a)	935,180	16,599,446
Fidelity International Value Fund (a)	2,768,408	23,282,315
Fidelity Japan Smaller Companies Fund (a)	963,982	12,984,834
Fidelity Large Cap Value Enhanced Index Fund (a)	1,826,619	26,175,444
Fidelity Low-Priced Stock Fund (a)	1,142,741	52,783,219
Fidelity Overseas Fund (a)	2,821,803	142,670,380
Fidelity Real Estate Investment Portfolio (a)	335,866	12,537,884
Fidelity U.S. Low Volatility Equity Fund (a)	4,133,269	42,200,674
Fidelity Value Discovery Fund (a)	664,456	23,355,632
VIP Stock Selector All Cap Portfolio Investor Class (a)	76,247,281	619,127,921
TOTAL EQUITY FUNDS (Cost $1,468,132,489)		1,362,227,048

Fixed-Income Funds - 25.3%
	Shares	Value ($)
Fidelity Floating Rate High Income Fund (a)	5,443,157	48,879,552
Fidelity High Income Fund (a)	2,005,322	14,598,746
Fidelity Inflation-Protected Bond Index Fund (a)	3,905,732	35,229,701
Fidelity Long-Term Treasury Bond Index Fund (a)	1,779,020	18,039,266
Fidelity New Markets Income Fund (a)	815,514	9,386,569
Fidelity Total Bond Fund (a)	18,314,398	170,873,330
VIP Investment Grade Bond II Portfolio - Investor Class (a)	18,397,614	170,913,838
TOTAL FIXED-INCOME FUNDS (Cost $497,317,159)		467,921,002

Money Market Funds - 0.7%
	Shares	Value ($)
Fidelity Cash Central Fund 4.37% (b) (Cost $12,365,776)	12,363,304	12,365,776

U.S. Treasury Obligations - 0.3%
	Principal Amount (c)	Value ($)
U.S. Treasury Bills, yield at date of purchase 3.29% to 4.39% 1/5/23 to 3/30/23 (d) (Cost $5,425,008)	5,450,000	5,426,705

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $1,983,240,432)	1,847,940,531
NET OTHER ASSETS (LIABILITIES) - 0.0%	(168,716)
NET ASSETS - 100.0%	1,847,771,815

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
MSCI EAFE Index Future (United States)	323	Mar 2023	31,482,810	(531,983)	(531,983)

Treasury Contracts
CBOT 5-Year U.S. Treasury Note Contracts (United States)	327	Mar 2023	35,293,008	4,453	4,453

TOTAL PURCHASED					(527,530)

Sold

Equity Index Contracts
CME Micro E-mini S&P 500 Index Contracts (United States)	329	Mar 2023	63,513,450	1,773,955	1,773,955
MSCI Emerging Markets Index Future (United States)	93	Mar 2023	4,461,210	41,545	41,545

TOTAL SOLD					1,815,500

TOTAL FUTURES CONTRACTS					1,287,970
The notional amount of futures purchased as a percentage of Net Assets is 3.6%
The notional amount of futures sold as a percentage of Net Assets is 3.6%

Legend

(a)	Affiliated Fund
(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c)	Amount is stated in United States dollars unless otherwise noted.
(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $5,426,705.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.37%	20,022,171	171,459,907	179,116,302	302,786	-	-	12,365,776	0.0%
Total	20,022,171	171,459,907	179,116,302	302,786	-	-	12,365,776

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Canada Fund	-	17,730,374	595,588	628,720	(27,282)	(1,214,573)	15,892,931
Fidelity Commodity Strategy Fund	14,445,549	8,874,490	9,658,295	4,587,848	1,779,458	(3,872,636)	11,568,566
Fidelity Contrafund	34,064,918	3,270,447	4,952,520	2,286,761	(826,730)	(10,932,140)	20,623,975
Fidelity Emerging Markets Discovery Fund	7,212,699	8,160,068	501,831	230,544	(48,640)	(978,446)	13,843,850
Fidelity Emerging Markets Fund	24,450,352	122,581,425	4,737,597	971,973	(899,433)	(13,908,567)	127,486,180
Fidelity Equity-Income Fund	56,691,746	4,216,889	10,388,834	2,070,149	(226,573)	(4,869,756)	45,423,472
Fidelity Floating Rate High Income Fund	80,763,528	5,654,814	33,598,258	3,086,914	(1,463,027)	(2,477,505)	48,879,552
Fidelity Global Commodity Stock Fund	38,926,406	2,562,194	13,838,850	693,561	2,263,505	4,441,891	34,355,146
Fidelity Hedged Equity Fund	-	4,702,422	-	17,100	-	(39,489)	4,662,933
Fidelity High Income Fund	16,746,900	1,287,470	670,957	743,051	(14,013)	(2,750,654)	14,598,746
Fidelity Inflation-Protected Bond Index Fund	65,317,812	4,463,749	25,870,613	2,872,062	(151,829)	(8,529,418)	35,229,701
Fidelity International Capital Appreciation Fund	39,256,286	1,521,304	2,618,765	13,335	(515,503)	(9,913,211)	27,730,111
Fidelity International Discovery Fund	50,300,051	2,091,239	3,496,843	127,969	(863,462)	(11,722,985)	36,308,000
Fidelity International Enhanced Index Fund	44,182,929	2,640,551	3,232,600	863,364	(365,853)	(6,670,894)	36,554,133
Fidelity International Small Cap Fund	20,033,920	902,462	1,440,465	111,740	(174,109)	(3,261,806)	16,060,002
Fidelity International Small Cap Opportunities Fund	22,334,731	1,798,475	-	998,416	-	(7,533,760)	16,599,446
Fidelity International Value Fund	26,290,115	1,473,401	1,965,440	424,589	(100,173)	(2,415,588)	23,282,315
Fidelity Japan Smaller Companies Fund	15,184,294	6,744	-	6,744	-	(2,206,204)	12,984,834
Fidelity Large Cap Value Enhanced Index Fund	33,110,776	2,203,990	5,803,670	1,164,007	(200,895)	(3,134,757)	26,175,444
Fidelity Long-Term Treasury Bond Index Fund	68,827,122	9,012,536	42,381,176	1,148,320	(13,999,971)	(3,419,245)	18,039,266
Fidelity Low-Priced Stock Fund	66,402,023	7,426,540	12,126,703	4,813,388	(891,936)	(8,026,705)	52,783,219
Fidelity New Markets Income Fund	5,710,467	5,080,859	304,758	326,450	(13,951)	(1,086,048)	9,386,569
Fidelity Overseas Fund	197,438,752	8,557,864	13,241,632	1,096,736	(2,490,363)	(47,594,241)	142,670,380
Fidelity Real Estate Investment Portfolio	29,830,611	1,891,920	12,368,563	1,195,330	977,244	(7,793,328)	12,537,884
Fidelity Total Bond Fund	-	182,980,791	5,992,231	3,007,847	(147,226)	(5,968,004)	170,873,330
Fidelity U.S. Bond Index Fund	232,831,271	57,353,361	263,537,871	2,159,547	(9,950,509)	(16,696,252)	-
Fidelity U.S. Low Volatility Equity Fund	53,180,557	8,621,531	11,577,434	2,185,946	(488,551)	(7,535,429)	42,200,674
Fidelity Value Discovery Fund	28,777,219	2,253,681	5,391,251	1,103,485	180,456	(2,464,473)	23,355,632
VIP Investment Grade Bond II Portfolio - Investor Class	-	188,032,868	6,880,306	2,825,847	(194,486)	(10,044,238)	170,913,838
VIP Stock Selector All Cap Portfolio Investor Class	910,626,490	29,950,259	141,396,477	4,548,097	(23,559,026)	(156,493,325)	619,127,921
	2,182,937,524	697,304,718	638,569,528	46,309,840	(52,412,878)	(359,111,786)	1,830,148,050

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.
Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equity Funds	1,362,227,048	1,362,227,048	-	-

Fixed-Income Funds	467,921,002	467,921,002	-	-

Money Market Funds	12,365,776	12,365,776	-	-

Other Short-Term Investments and Net Other Assets	5,426,705	-	5,426,705	-
Total Investments in Securities:	1,847,940,531	1,842,513,826	5,426,705	-
Derivative Instruments:

Assets
Futures Contracts	1,819,953	1,819,953	-	-
Total Assets	1,819,953	1,819,953	-	-

Liabilities
Futures Contracts	(531,983)	(531,983)	-	-
Total Liabilities	(531,983)	(531,983)	-	-
Total Derivative Instruments:	1,287,970	1,287,970	-	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2022. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	1,815,500	(531,983)
Total Equity Risk	1,815,500	(531,983)
Interest Rate Risk
Futures Contracts (a)	4,453	0
Total Interest Rate Risk	4,453	0
Total Value of Derivatives	1,819,953	(531,983)

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

VIP FundsManager® 70% Portfolio
Financial Statements
Statement of Assets and Liabilities
			December 31, 2022

Assets
Investment in securities, at value - See accompanying schedule:	$
Unaffiliated issuers (cost $5,425,008)		5,426,705
Fidelity Central Funds (cost $12,365,776)		12,365,776
Other affiliated issuers (cost $1,965,449,648)		1,830,148,050

Total Investment in Securities (cost $1,983,240,432)			$1,847,940,531
Cash			1
Receivable for investments sold			4,674,936
Receivable for fund shares sold			119,451
Distributions receivable from Fidelity Central Funds			31,780
Total assets			1,852,766,699
Liabilities
Payable for investments purchased		4,720,589
Payable for fund shares redeemed		72,048
Accrued management fee		156,151
Distribution and service plan fees payable		7,806
Payable for daily variation margin on futures contracts		38,290
Total Liabilities			4,994,884
Net Assets			$1,847,771,815
Net Assets consist of:
Paid in capital			$2,001,078,111
Total accumulated earnings (loss)			(153,306,296)
Net Assets			$1,847,771,815

Net Asset Value and Maximum Offering Price
Service Class :
Net Asset Value , offering price and redemption price per share ($58,103 ÷ 5,410 shares)			$10.74
Service Class 2 :
Net Asset Value , offering price and redemption price per share ($61,541,415 ÷ 5,768,657 shares)			$10.67
Investor Class :
Net Asset Value , offering price and redemption price per share ($1,786,172,297 ÷ 166,436,625 shares)			$10.73
Statement of Operations
		Year ended December 31, 2022
Investment Income
Dividends:
Affiliated issuers		33,093,343
Interest		68,994
Income from Fidelity Central Funds		302,786
Total Income		33,465,123
Expenses
Management fee	$3,763,791
Distribution and service plan fees	162,119
Independent trustees' fees and expenses	6,299
Total expenses before reductions	3,932,209
Expense reductions	(1,035,795)
Total expenses after reductions		2,896,414
Net Investment income (loss)		30,568,709
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(5)
Affiliated issuers	(52,412,878)
Futures contracts	15,940,285
Capital gain distributions from underlying funds:
Affiliated issuers	13,216,497
Total net realized gain (loss)		(23,256,101)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	1,604
Affiliated issuers	(359,111,786)
Futures contracts	2,433,101
Total change in net unrealized appreciation (depreciation)		(356,677,081)
Net gain (loss)		(379,933,182)
Net increase (decrease) in net assets resulting from operations		$(349,364,473)
Statement of Changes in Net Assets

	Year ended December 31, 2022	Year ended December 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$30,568,709	$20,041,859
Net realized gain (loss)	(23,256,101)	359,026,485
Change in net unrealized appreciation (depreciation)	(356,677,081)	(106,631,519)
Net increase (decrease) in net assets resulting from operations	(349,364,473)	272,436,825
Distributions to shareholders	(383,634,704)	(48,133,724)
Share transactions - net increase (decrease)	369,760,949	151,097,916
Total increase (decrease) in net assets	(363,238,228)	375,401,017

Net Assets
Beginning of period	2,211,010,043	1,835,609,026
End of period	$1,847,771,815	$2,211,010,043

Financial Highlights
VIP FundsManager 70% Portfolio Service Class

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$15.55	$13.90	$12.37	$11.71	$14.04
Income from Investment Operations
Net investment income (loss) A,B	.18	.15	.12	.17	.17
Net realized and unrealized gain (loss)	(2.33)	1.86	1.82	2.26	(1.13)
Total from investment operations	(2.15)	2.01	1.94	2.43	(.96)
Distributions from net investment income	(.19)	(.16)	(.12)	(.16)	(.13)
Distributions from net realized gain	(2.47)	(.20)	(.30)	(1.61)	(1.24)
Total distributions	(2.66)	(.36)	(.41) C	(1.77)	(1.37)
Net asset value, end of period	$10.74	$15.55	$13.90	$12.37	$11.71
Total Return D,E	(15.65)%	14.60%	16.10%	22.65%	(7.50)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.29%	.35%	.35%	.35%	.35%
Expenses net of fee waivers, if any	.14%	.20%	.20%	.20%	.20%
Expenses net of all reductions	.14%	.20%	.20%	.20%	.20%
Net investment income (loss)	1.58%	.99%	.95%	1.47%	1.27%
Supplemental Data
Net assets, end of period (000 omitted)	$58	$84	$75	$67	$63
Portfolio turnover rate H	33% I	60% I	24% I	39%	98%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total distributions per share do not sum due to rounding.

D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

I Portfolio turnover rate excludes securities received or delivered in-kind.

VIP FundsManager 70% Portfolio Service Class 2

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$15.47	$13.83	$12.31	$11.67	$13.99
Income from Investment Operations
Net investment income (loss) A,B	.16	.12	.10	.15	.15
Net realized and unrealized gain (loss)	(2.31)	1.85	1.82	2.25	(1.12)
Total from investment operations	(2.15)	1.97	1.92	2.40	(.97)
Distributions from net investment income	(.17)	(.13)	(.10)	(.15)	(.11)
Distributions from net realized gain	(2.47)	(.20)	(.30)	(1.61)	(1.24)
Total distributions	(2.65) C	(.33)	(.40)	(1.76)	(1.35)
Net asset value, end of period	$10.67	$15.47	$13.83	$12.31	$11.67
Total Return D,E	(15.79)%	14.44%	15.94%	22.39%	(7.60)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.44%	.50%	.50%	.50%	.50%
Expenses net of fee waivers, if any	.29%	.35%	.35%	.35%	.35%
Expenses net of all reductions	.29%	.35%	.35%	.35%	.35%
Net investment income (loss)	1.43%	.84%	.80%	1.32%	1.13%
Supplemental Data
Net assets, end of period (000 omitted)	$61,541	$74,699	$66,433	$57,129	$46,406
Portfolio turnover rate H	33% I	60% I	24% I	39%	98%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total distributions per share do not sum due to rounding.

D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

I Portfolio turnover rate excludes securities received or delivered in-kind.

VIP FundsManager 70% Portfolio Investor Class

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$15.54	$13.90	$12.37	$11.71	$14.04
Income from Investment Operations
Net investment income (loss) A,B	.18	.15	.12	.17	.17
Net realized and unrealized gain (loss)	(2.33)	1.85	1.82	2.26	(1.13)
Total from investment operations	(2.15)	2.00	1.94	2.43	(.96)
Distributions from net investment income	(.19)	(.16)	(.12)	(.16)	(.13)
Distributions from net realized gain	(2.47)	(.20)	(.30)	(1.61)	(1.24)
Total distributions	(2.66)	(.36)	(.41) C	(1.77)	(1.37)
Net asset value, end of period	$10.73	$15.54	$13.90	$12.37	$11.71
Total Return D,E	(15.67)%	14.52%	16.10%	22.66%	(7.49)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.19%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.14%	.20%	.20%	.20%	.20%
Expenses net of all reductions	.14%	.20%	.20%	.20%	.20%
Net investment income (loss)	1.58%	.99%	.95%	1.47%	1.28%
Supplemental Data
Net assets, end of period (000 omitted)	$1,786,172	$2,136,227	$1,769,102	$1,605,820	$1,335,076
Portfolio turnover rate H	33% I	60% I	24% I	39%	98%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total distributions per share do not sum due to rounding.

D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

I Portfolio turnover rate excludes securities received or delivered in-kind.

VIP FundsManager® 85% Portfolio
Investment Summary December 31, 2022 (Unaudited)
Top Holdings (% of Fund's net assets)

VIP Stock Selector All Cap Portfolio Investor Class	37.9
Fidelity Overseas Fund	9.0
Fidelity Emerging Markets Fund	8.7
Fidelity Low-Priced Stock Fund	4.1
VIP Investment Grade Bond II Portfolio - Investor Class	3.7
Fidelity Total Bond Fund	3.6
Fidelity Equity-Income Fund	3.4
Fidelity International Enhanced Index Fund	2.4
Fidelity International Discovery Fund	2.4
Fidelity U.S. Low Volatility Equity Fund	2.3
77.5

Asset Allocation (% of Fund's net assets)

Futures - 1.6%
Percentages shown as 0.0% may reflect amounts less than 0.05%.

VIP FundsManager® 85% Portfolio
Schedule of Investments December 31, 2022
Showing Percentage of Net Assets
Equity Funds - 87.7%
	Shares	Value ($)
Fidelity Canada Fund (a)	117,540	6,845,527
Fidelity Commodity Strategy Fund (a)	25,047	2,584,051
Fidelity Contrafund (a)	740,546	8,953,197
Fidelity Emerging Markets Discovery Fund (a)	314,262	4,368,240
Fidelity Emerging Markets Fund (a)	1,896,759	59,596,171
Fidelity Equity-Income Fund (a)	363,043	23,140,386
Fidelity Global Commodity Stock Fund (a)	750,172	14,440,820
Fidelity Hedged Equity Fund (a)	179,626	1,708,247
Fidelity International Capital Appreciation Fund (a)	593,796	12,392,522
Fidelity International Discovery Fund (a)	407,343	16,151,164
Fidelity International Enhanced Index Fund (a)	1,739,908	16,285,536
Fidelity International Small Cap Fund (a)	267,508	7,150,477
Fidelity International Small Cap Opportunities Fund (a)	420,102	7,456,802
Fidelity International Value Fund (a)	1,226,214	10,312,461
Fidelity Japan Fund (a)	109,001	1,570,699
Fidelity Japan Smaller Companies Fund (a)	440,740	5,936,763
Fidelity Large Cap Value Enhanced Index Fund (a)	1,074,901	15,403,332
Fidelity Low-Priced Stock Fund (a)	603,815	27,890,209
Fidelity Overseas Fund (a)	1,218,347	61,599,631
Fidelity Real Estate Investment Portfolio (a)	165,883	6,192,407
Fidelity U.S. Low Volatility Equity Fund (a)	1,527,162	15,592,323
Fidelity Value Discovery Fund (a)	436,022	15,326,165
VIP Stock Selector All Cap Portfolio Investor Class (a)	31,982,655	259,699,156
TOTAL EQUITY FUNDS (Cost $647,717,524)		600,596,286

Fixed-Income Funds - 11.7%
	Shares	Value ($)
Fidelity Floating Rate High Income Fund (a)	613,401	5,508,343
Fidelity Inflation-Protected Bond Index Fund (a)	1,444,481	13,029,222
Fidelity Long-Term Treasury Bond Index Fund (a)	828,303	8,398,988
Fidelity New Markets Income Fund (a)	301,805	3,473,777
Fidelity Total Bond Fund (a)	2,671,874	24,928,584
VIP Investment Grade Bond II Portfolio - Investor Class (a)	2,683,886	24,933,297
TOTAL FIXED-INCOME FUNDS (Cost $87,580,958)		80,272,211

Money Market Funds - 0.3%
	Shares	Value ($)
Fidelity Cash Central Fund 4.37% (b) (Cost $1,903,369)	1,902,989	1,903,369

U.S. Treasury Obligations - 0.3%
	Principal Amount (c)	Value ($)
U.S. Treasury Bills, yield at date of purchase 4.03% to 4.27% 1/26/23 to 3/9/23 (d) (Cost $2,147,392)	2,160,000	2,147,943

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $739,349,243)	684,919,809
NET OTHER ASSETS (LIABILITIES) - 0.0%	(154,859)
NET ASSETS - 100.0%	684,764,950

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
MSCI EAFE Index Future (United States)	179	Mar 2023	17,447,130	(308,380)	(308,380)

Treasury Contracts
CBOT 5-Year U.S. Treasury Note Contracts (United States)	120	Mar 2023	12,951,563	1,634	1,634

TOTAL PURCHASED					(306,746)

Sold

Equity Index Contracts
CME Micro E-mini S&P 500 Index Contracts (United States)	97	Mar 2023	18,725,850	523,020	523,020
MSCI Emerging Markets Index Future (United States)	20	Mar 2023	959,400	8,965	8,965

TOTAL SOLD					531,985

TOTAL FUTURES CONTRACTS					225,239
The notional amount of futures purchased as a percentage of Net Assets is 4.4%
The notional amount of futures sold as a percentage of Net Assets is 2.8%

Legend

(a)	Affiliated Fund
(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c)	Amount is stated in United States dollars unless otherwise noted.
(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $2,147,943.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.37%	4,697,360	41,534,411	44,328,402	76,138	-	-	1,903,369	0.0%
Total	4,697,360	41,534,411	44,328,402	76,138	-	-	1,903,369

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Canada Fund	-	8,074,540	694,735	268,993	(40,938)	(493,340)	6,845,527
Fidelity Commodity Strategy Fund	5,108,850	963,251	3,750,127	963,251	1,010,715	(748,638)	2,584,051
Fidelity Contrafund	14,713,133	1,881,850	2,535,924	988,990	(580,033)	(4,525,829)	8,953,197
Fidelity Emerging Markets Discovery Fund	1,749,841	3,147,252	273,067	72,250	(16,320)	(239,466)	4,368,240
Fidelity Emerging Markets Fund	9,609,452	58,610,225	2,238,429	452,211	(242,061)	(6,143,016)	59,596,171
Fidelity Equity-Income Fund	28,726,503	2,945,737	5,917,528	1,045,796	(285,684)	(2,328,642)	23,140,386
Fidelity Floating Rate High Income Fund	-	10,830,450	4,979,090	335,897	(224,057)	(118,960)	5,508,343
Fidelity Global Commodity Stock Fund	14,632,019	1,697,967	4,581,985	291,148	588,161	2,104,658	14,440,820
Fidelity Hedged Equity Fund	-	1,722,714	-	6,264	-	(14,467)	1,708,247
Fidelity High Income Fund	7,493,739	4,090	7,471,946	4,069	701,215	(727,098)	-
Fidelity Inflation-Protected Bond Index Fund	12,307,913	13,513,056	10,848,171	1,061,916	394,111	(2,337,687)	13,029,222
Fidelity International Capital Appreciation Fund	17,118,950	1,758,949	1,868,088	5,920	(408,816)	(4,208,473)	12,392,522
Fidelity International Discovery Fund	21,837,861	2,327,189	2,455,646	56,591	(773,604)	(4,784,636)	16,151,164
Fidelity International Enhanced Index Fund	19,241,026	2,469,423	2,287,741	382,633	(372,211)	(2,764,961)	16,285,536
Fidelity International Small Cap Fund	8,719,476	980,493	1,017,790	49,485	(152,551)	(1,379,151)	7,150,477
Fidelity International Small Cap Opportunities Fund	9,571,526	1,154,553	-	445,135	-	(3,269,277)	7,456,802
Fidelity International Value Fund	11,401,444	1,426,543	1,387,584	187,148	(125,044)	(1,002,898)	10,312,461
Fidelity Japan Fund	1,992,792	110,477	84,195	-	(7,338)	(441,037)	1,570,699
Fidelity Japan Smaller Companies Fund	6,942,373	3,083	-	3,084	-	(1,008,693)	5,936,763
Fidelity Large Cap Value Enhanced Index Fund	19,490,435	1,601,690	3,707,358	682,318	(239,348)	(1,742,087)	15,403,332
Fidelity Long-Term Treasury Bond Index Fund	31,139,528	2,119,347	16,199,453	534,728	(6,317,277)	(2,343,157)	8,398,988
Fidelity Low-Priced Stock Fund	34,874,696	4,843,830	7,104,775	2,508,244	(676,856)	(4,046,686)	27,890,209
Fidelity New Markets Income Fund	3,380,651	954,790	201,000	156,263	(9,825)	(650,839)	3,473,777
Fidelity Overseas Fund	83,216,082	9,044,119	9,190,476	470,446	(1,946,684)	(19,523,410)	61,599,631
Fidelity Real Estate Investment Portfolio	15,242,774	1,306,763	6,935,841	587,813	(277,614)	(3,143,675)	6,192,407
Fidelity Total Bond Fund	-	26,706,487	1,009,471	343,283	(20,038)	(748,394)	24,928,584
Fidelity U.S. Bond Index Fund	5,024,995	15,376,090	19,155,551	104,883	(805,737)	(439,797)	-
Fidelity U.S. Low Volatility Equity Fund	22,732,700	4,112,931	7,907,577	923,420	(166,892)	(3,178,839)	15,592,323
Fidelity Value Discovery Fund	18,820,104	1,737,171	3,728,582	712,681	(103,326)	(1,399,202)	15,326,165
VIP Investment Grade Bond II Portfolio - Investor Class	-	27,097,139	1,059,049	333,365	(21,682)	(1,083,111)	24,933,297
VIP Stock Selector All Cap Portfolio Investor Class	381,552,293	23,653,784	69,536,304	1,905,497	(10,860,786)	(65,109,831)	259,699,156
	806,641,156	232,175,983	198,127,483	15,883,722	(21,980,520)	(137,840,639)	680,868,497

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.
Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equity Funds	600,596,286	600,596,286	-	-

Fixed-Income Funds	80,272,211	80,272,211	-	-

Money Market Funds	1,903,369	1,903,369	-	-

Other Short-Term Investments and Net Other Assets	2,147,943	-	2,147,943	-
Total Investments in Securities:	684,919,809	682,771,866	2,147,943	-
Derivative Instruments:

Assets
Futures Contracts	533,619	533,619	-	-
Total Assets	533,619	533,619	-	-

Liabilities
Futures Contracts	(308,380)	(308,380)	-	-
Total Liabilities	(308,380)	(308,380)	-	-
Total Derivative Instruments:	225,239	225,239	-	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2022. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	531,985	(308,380)
Total Equity Risk	531,985	(308,380)
Interest Rate Risk
Futures Contracts (a)	1,634	0
Total Interest Rate Risk	1,634	0
Total Value of Derivatives	533,619	(308,380)

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

VIP FundsManager® 85% Portfolio
Financial Statements
Statement of Assets and Liabilities
			December 31, 2022

Assets
Investment in securities, at value - See accompanying schedule:	$
Unaffiliated issuers (cost $2,147,392)		2,147,943
Fidelity Central Funds (cost $1,903,369)		1,903,369
Other affiliated issuers (cost $735,298,482)		680,868,497

Total Investment in Securities (cost $739,349,243)			$684,919,809
Receivable for investments sold			1,744,023
Receivable for fund shares sold			6,168
Distributions receivable from Fidelity Central Funds			7,158
Total assets			686,677,158
Liabilities
Payable for investments purchased		1,710,980
Payable for fund shares redeemed		38,975
Accrued management fee		57,769
Distribution and service plan fees payable		6,226
Payable for daily variation margin on futures contracts		98,258
Total Liabilities			1,912,208
Net Assets			$684,764,950
Net Assets consist of:
Paid in capital			$749,894,196
Total accumulated earnings (loss)			(65,129,246)
Net Assets			$684,764,950

Net Asset Value and Maximum Offering Price
Service Class :
Net Asset Value , offering price and redemption price per share ($99,996 ÷ 9,479 shares)			$10.55
Service Class 2 :
Net Asset Value , offering price and redemption price per share ($48,826,416 ÷ 4,695,439 shares)			$10.40
Investor Class :
Net Asset Value , offering price and redemption price per share ($635,838,538 ÷ 60,561,762 shares)			$10.50
Statement of Operations
		Year ended December 31, 2022
Investment Income
Dividends:
Affiliated issuers		9,345,833
Interest		22,442
Income from Fidelity Central Funds		76,138
Total Income		9,444,413
Expenses
Management fee	$1,382,219
Distribution and service plan fees	127,339
Independent trustees' fees and expenses	2,312
Total expenses before reductions	1,511,870
Expense reductions	(407,511)
Total expenses after reductions		1,104,359
Net Investment income (loss)		8,340,054
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	6
Affiliated issuers	(21,980,520)
Futures contracts	3,735,424
Capital gain distributions from underlying funds:
Affiliated issuers	6,537,889
Total net realized gain (loss)		(11,707,201)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	523
Affiliated issuers	(137,840,639)
Futures contracts	446,186
Total change in net unrealized appreciation (depreciation)		(137,393,930)
Net gain (loss)		(149,101,131)
Net increase (decrease) in net assets resulting from operations		$(140,761,077)
Statement of Changes in Net Assets

	Year ended December 31, 2022	Year ended December 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$8,340,054	$6,140,775
Net realized gain (loss)	(11,707,201)	153,275,269
Change in net unrealized appreciation (depreciation)	(137,393,930)	(39,343,746)
Net increase (decrease) in net assets resulting from operations	(140,761,077)	120,072,298
Distributions to shareholders	(154,125,976)	(25,442,763)
Share transactions - net increase (decrease)	166,361,141	54,479,855
Total increase (decrease) in net assets	(128,525,912)	149,109,390

Net Assets
Beginning of period	813,290,862	664,181,472
End of period	$684,764,950	$813,290,862

Financial Highlights
VIP FundsManager 85% Portfolio Service Class

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$15.82	$13.88	$12.25	$11.65	$14.30
Income from Investment Operations
Net investment income (loss) A,B	.12	.12	.09	.15	.15
Net realized and unrealized gain (loss)	(2.46)	2.34	2.04	2.58	(1.29)
Total from investment operations	(2.34)	2.46	2.13	2.73	(1.14)
Distributions from net investment income	(.13)	(.15)	(.10)	(.14)	(.10)
Distributions from net realized gain	(2.80)	(.37)	(.39)	(1.99)	(1.41)
Total distributions	(2.93)	(.52)	(.50) C	(2.13)	(1.51)
Net asset value, end of period	$10.55	$15.82	$13.88	$12.25	$11.65
Total Return D,E	(17.01)%	18.02%	17.93%	26.05%	(8.90)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.29%	.25%	.25%	.25%	.33% H
Expenses net of fee waivers, if any	.14%	.20%	.20%	.20%	.17% H
Expenses net of all reductions	.14%	.20%	.20%	.20%	.17% H
Net investment income (loss)	1.18%	.78%	.82%	1.26%	1.11%
Supplemental Data
Net assets, end of period (000 omitted)	$100	$-	$-	$-	$-
Portfolio turnover rate I	28% J	68% J	37% J	38%	116%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total distributions per share do not sum due to rounding.

D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H On certain classes, the size and fluctuation of net assets and expense amounts may cause ratios to differ from contractual rates.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

J Portfolio turnover rate excludes securities received or delivered in-kind.

VIP FundsManager 85% Portfolio Service Class 2

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$15.65	$13.76	$12.20	$11.59	$14.24
Income from Investment Operations
Net investment income (loss) A,B	.11	.10	.08	.13	.12
Net realized and unrealized gain (loss)	(2.45)	2.29	1.96	2.60	(1.28)
Total from investment operations	(2.34)	2.39	2.04	2.73	(1.16)
Distributions from net investment income	(.11)	(.13)	(.09)	(.13)	(.09)
Distributions from net realized gain	(2.80)	(.37)	(.39)	(1.99)	(1.41)
Total distributions	(2.91)	(.50)	(.48)	(2.12)	(1.49) C
Net asset value, end of period	$10.40	$15.65	$13.76	$12.20	$11.59
Total Return D,E	(17.19)%	17.64%	17.27%	26.14%	(9.08)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.44%	.50%	.50%	.50%	.50%
Expenses net of fee waivers, if any	.29%	.35%	.35%	.35%	.35%
Expenses net of all reductions	.29%	.35%	.35%	.35%	.35%
Net investment income (loss)	1.03%	.68%	.68%	1.16%	.93%
Supplemental Data
Net assets, end of period (000 omitted)	$48,826	$58,047	$48,373	$40,928	$31,555
Portfolio turnover rate H	28% I	68% I	37% I	38%	116%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total distributions per share do not sum due to rounding.

D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

I Portfolio turnover rate excludes securities received or delivered in-kind.

VIP FundsManager 85% Portfolio Investor Class

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$15.77	$13.86	$12.28	$11.66	$14.31
Income from Investment Operations
Net investment income (loss) A,B	.13	.12	.10	.15	.14
Net realized and unrealized gain (loss)	(2.47)	2.31	1.98	2.60	(1.28)
Total from investment operations	(2.34)	2.43	2.08	2.75	(1.14)
Distributions from net investment income	(.13)	(.15)	(.10)	(.14)	(.10)
Distributions from net realized gain	(2.80)	(.37)	(.39)	(1.99)	(1.41)
Total distributions	(2.93)	(.52)	(.50) C	(2.13)	(1.51)
Net asset value, end of period	$10.50	$15.77	$13.86	$12.28	$11.66
Total Return D,E	(17.07)%	17.83%	17.46%	26.21%	(8.89)%
Ratios to Average Net Assets A,F,G
Expenses before reductions	.19%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.14%	.20%	.20%	.20%	.20%
Expenses net of all reductions	.14%	.20%	.20%	.20%	.20%
Net investment income (loss)	1.18%	.83%	.83%	1.31%	1.08%
Supplemental Data
Net assets, end of period (000 omitted)	$635,839	$755,243	$615,808	$548,925	$459,354
Portfolio turnover rate H	28% I	68% I	37% I	38%	116%

A Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

B Calculated based on average shares outstanding during the period.

C Total distributions per share do not sum due to rounding.

D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

I Portfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended December 31, 2022

1. Organization.
VIP FundsManager 20% Portfolio, VIP FundsManager 50% Portfolio, VIP FundsManager 60% Portfolio, VIP FundsManager 70% Portfolio, and VIP FundsManager 85% Portfolio (the Funds) are funds of Variable Insurance Products Fund V (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each Fund is authorized to issue an unlimited number of shares. Shares of each Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. Each Fund offers three classes of shares:   Initial shares, Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Each Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of each Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Each Fund uses a third party pricing service approved by the Board of Trustees (the Board) to value its investments. The Board of Trustees (the Board) has designated each Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, each Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages each Fund's fair valuation practices and maintains the fair valuation policies and procedures. Each Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters. Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The aggregate value of investments by input level as of December 31, 2022 is included at the end of each Fund's Schedule of Investments.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from any underlying mutual funds or exchange-traded funds (ETFs) are recorded on the ex-dividend date.   Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2022, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the underlying mutual funds or exchange-traded funds (ETFs), futures contracts, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
VIP FundsManager 20% Portfolio	$857,812,621	$9,207,315	$(54,899,468)	$(45,692,153)
VIP FundsManager 50% Portfolio	4,786,537,940	151,520,720	(443,026,136)	(291,505,416)
VIP FundsManager 60% Portfolio	6,046,414,238	232,361,468	(581,588,585)	(349,227,117)
VIP FundsManager 70% Portfolio	1,987,130,294	69,550,668	(208,740,431)	(139,189,763)
VIP FundsManager 85% Portfolio	742,382,612	28,111,501	(85,574,304)	(57,462,803)

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Capital loss carryforward	Net unrealized appreciation (depreciation) on securities and other investments
VIP FundsManager 20% Portfolio	$ 1,985,870	$(18,783,101)	$(44,409,404)
VIP FundsManager 50% Portfolio	11,102,463	(99,673,915)	(291,505,414)
VIP FundsManager 60% Portfolio	13,663,590	(87,868,112)	(349,227,117)
VIP FundsManager 70% Portfolio	3,988,158	(18,104,690)	(139,189,763)
VIP FundsManager 85% Portfolio	1,304,829	(8,971,275)	(57,462,803)

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	Short-term	Long-term	Total capital loss carryforward
VIP FundsManager 20% Portfolio	$ (4,764,728)	$(14,018,373)	$(18,783,101)
VIP FundsManager 50% Portfolio	(33,753,934)	(65,919,981)	(99,673,915)
VIP FundsManager 60% Portfolio	(85,235,840)	(2,632,272)	(87,868,112)
VIP FundsManager 70% Portfolio	(18,104,690)	(-)	(18,104,690)
VIP FundsManager 85% Portfolio	(8,971,275)	(-)	(8,971,275)

The tax character of distributions paid was as follows:

December 31, 2022
	Ordinary Income	Long-term Capital Gains	Total
VIP FundsManager 20% Portfolio	$19,855,069	$63,082,527	$82,937,596
VIP FundsManager 50% Portfolio	97,173,636	882,641,956	979,815,592
VIP FundsManager 60% Portfolio	109,543,892	1,090,392,867	1,199,936,759
VIP FundsManager 70% Portfolio	31,372,753	352,261,951	383,634,704
VIP FundsManager 85% Portfolio	7,907,403	146,218,573	154,125,976

December 31, 2021
	Ordinary Income	Long-term Capital Gains	Total
VIP FundsManager 20% Portfolio	$11,358,303	$945,259	$12,303,562
VIP FundsManager 50% Portfolio	86,824,175	80,178,983	167,003,158
VIP FundsManager 60% Portfolio	106,703,511	83,466,552	190,170,063
VIP FundsManager 70% Portfolio	31,593,544	16,540,180	48,133,724
VIP FundsManager 85% Portfolio	15,422,029	10,020,734	25,442,763

4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. Each Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
VIP FundsManager 20% Portfolio
Equity Risk
Futures Contracts	8,769,435	1,830,661
Total Equity Risk	8,769,435	1,830,661
Interest Rate Risk
Futures Contracts	45,558	1,988
Total Interest Rate Risk	45,558	1,988
Totals	$8,814,993	$1,832,649
VIP FundsManager 50% Portfolio
Equity Risk
Futures Contracts	58,845,738	9,796,591
Total Equity Risk	58,845,738	9,796,591
Interest Rate Risk
Futures Contracts	275,974	11,153
Total Interest Rate Risk	275,974	11,153
Totals	$59,121,712	$9,807,744
VIP FundsManager 60% Portfolio
Equity Risk
Futures Contracts	61,367,689	8,919,663
Total Equity Risk	61,367,689	8,919,663
Interest Rate Risk
Futures Contracts	364,537	13,931
Total Interest Rate Risk	364,537	13,931
Totals	$61,732,226	$8,933,594
VIP FundsManager 70% Portfolio
Equity Risk
Futures Contracts	15,819,496	2,428,648
Total Equity Risk	15,819,496	2,428,648
Interest Rate Risk
Futures Contracts	120,789	4,453
Total Interest Rate Risk	120,789	4,453
Totals	$15,940,285	$2,433,101
VIP FundsManager 85% Portfolio
Equity Risk
Futures Contracts	3,687,337	444,552
Total Equity Risk	3,687,337	444,552
Interest Rate Risk
Futures Contracts	48,087	1,634
Total Interest Rate Risk	48,087	1,634
Totals	$3,735,424	$446,186

If there are any open positions at period end, a summary of the value of derivatives by primary risk exposure is included at the end of the Schedule of Investments.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the   stock market, bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
VIP FundsManager 20% Portfolio	726,242,635	561,170,837
VIP FundsManager 50% Portfolio	2,528,240,237	2,783,273,769
VIP FundsManager 60% Portfolio	2,647,288,148	2,827,569,082
VIP FundsManager 70% Portfolio	697,304,718	638,569,528
VIP FundsManager 85% Portfolio	232,175,983	198,127,483

6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) provides the Funds with investment management related services. For these services each Fund pays a monthly management fee to the investment adviser. The management fee is based on an annual rate of .15% of each fund's average net assets. During January 2022 the Board approved a change in the management fee rate from .25% to .15% effective June 1, 2022. For the reporting period, the annual management fee rate for each Fund is presented in the table below. Under the management contract, the investment adviser pays all other fund-level operating expenses, except the compensation of the independent Trustees and certain other expenses such as interest expense. The management fee is reduced by an amount equal to the fees and expenses paid by the Funds to the independent Trustees.

% of fund-level average net assets
VIP FundsManager 20% Portfolio	.19
VIP FundsManager 50% Portfolio	.20
VIP FundsManager 60% Portfolio	.19
VIP FundsManager 70% Portfolio	.19
VIP FundsManager 85% Portfolio	.19

During the period, the investment adviser waived a portion of its management fee as described in the Expense Reductions note.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Funds have adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were reallowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

	Service Class	Service Class 2	Total
VIP FundsManager 20% Portfolio	$57	$28,854	$28,911
VIP FundsManager 50% Portfolio	53	201,153	201,206
VIP FundsManager 60% Portfolio	63,455	1,409,356	1,472,811
VIP FundsManager 70% Portfolio	62	162,057	162,119
VIP FundsManager 85% Portfolio	24	127,315	127,339

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.

Reallocation of Underlying Fund Investments. During the period, the investment adviser reallocated investments of the Funds. This involved taxable redemptions of the Funds' interest in Fidelity U.S. Bond Index, ("Underlying Fund") for investments and cash and non-taxable exchanges of those investments and cash for shares of VIP Investment Grade Bond Fund II which is an affiliated investment company managed by FMR. Net realized gain (loss) on the redemptions of the Underlying Fund in connection with the reallocation is included in the accompanying Statements of Operations as "Net realized gain (loss) on Affiliated issuers."
Details of these transactions with the net related gain (loss) for the Funds are presented in the accompanying   table:

	Value of Investments and Cash reallocated ($)	Net realized Gain (Loss) on redemptions of Underlying Fund ($)

VIP FundsManager 20%	187,389,729	(14,920,156)
VIP FundsManager 50%	779,091,389	(46,361,043)
VIP FundsManager 60%	745,543,252	(40,143,696)
VIP FundsManager 70%	130,830,130	(6,126,544)
VIP FundsManager 85%	9,299,799	(528,879)

Prior Year Reallocation of Underlying Fund Investments. During the prior period, the investment adviser reallocated investments of the Funds. This involved taxable redemptions of each Fund's interest in Fidelity Stock Selector All Cap Fund for investments, as shown in the table below.
	Value of investments redeemed from Fidelity Stock Selector All Cap Fund	Shares of Fidelity Stock Selector All Cap Fund sold	Net realized loss on redemptions of Fidelity Stock Selector All Cap Fund
VIP FundsManager 20%	$154,557,290	2,245,819	$53,054,450
VIP FundsManager 50%	1,988,993,289	28,901,385	700,418,382
VIP FundsManager 60%	2,526,923,741	36,717,869	889,281,531
VIP FundsManager 70%	888,413,592	12,909,236	301,748,243
VIP FundsManager 85%	381,510,492	5,543,599	128,227,568

In addition, each Fund exchanged investments for shares of VIP Stock Selector All Cap Fund, as shown in the table below. Each fund did not recognize any gains or losses for book, or federal income tax, purposes.

	Value of investments and cash delivered to VIP Stock Selector All Cap Fund	Shares of VIP Stock Selector All Cap Fund received
VIP FundsManager 20%	$154,557,290	15,455,729
VIP FundsManager 50%	1,988,993,289	198,899,329
VIP FundsManager 60%	2,526,923,741	252,692,374
VIP FundsManager 70%	888,413,592	88,841,359
VIP FundsManager 85%	381,510,492	38,151,049

7. Expense Reductions.
The investment adviser contractually agreed to waive each Fund's management fee in an amount equal to .05% of each Fund's average net assets until April 30, 2025. During the period, each Fund's management fees were reduced by the following amounts:
Management Fee Waiver
VIP FundsManager 20% Portfolio	$441,178
VIP FundsManager 50% Portfolio	$2,534,681
VIP FundsManager 60% Portfolio	$3,099,835
VIP FundsManager 70% Portfolio	$970,908
VIP FundsManager 85% Portfolio	$356,557

In addition, FMR has contractually agreed to reimburse 0.10% of class-level expenses for each Fund's Service Class and Service Class 2. During the period, this reimbursement reduced each Fund's Service Class and Service Class 2's expenses by the following amounts:

Reimbursement
VIP FundsManager 20% Portfolio
Service Class	$57
Service Class 2	11,542
VIP FundsManager 50% Portfolio
Service Class	53
Service Class 2	80,461
VIP FundsManager 60% Portfolio
Service Class	63,455
Service Class 2	563,742
VIP FundsManager 70% Portfolio
Service Class	62
Service Class 2	64,823
VIP FundsManager 85% Portfolio
Service Class	24
Service Class 2	50,926

Through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's or class' expenses. All of the applicable expense reductions are noted in the table below.

Custodian credits
VIP FundsManager 20% Portfolio	$700
VIP FundsManager 50% Portfolio	1
VIP FundsManager 60% Portfolio	1
VIP FundsManager 70% Portfolio	2
VIP FundsManager 85% Portfolio	4
8. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended December 31, 2022	Year ended December 31, 2021
VIP FundsManager 20% Portfolio
Distributions to shareholders
Service Class	5,358	793
Service Class 2	920,725	112,260
Investor Class	82,011,513	12,190,509
Total	$82,937,596	$12,303,562
VIP FundsManager 50% Portfolio
Distributions to shareholders
Service Class	11,269	1,880
Service Class 2	15,448,757	2,882,211
Investor Class	964,355,566	164,119,067
Total	$979,815,592	$167,003,158
VIP FundsManager 60% Portfolio
Distributions to shareholders
Service Class	10,680,270	1,130,612
Service Class 2	107,081,686	17,246,503
Investor Class	1,082,174,803	171,792,948
Total	$1,199,936,759	$190,170,063
VIP FundsManager 70% Portfolio
Distributions to shareholders
Service Class	14,338	1,912
Service Class 2	12,911,451	1,598,471
Investor Class	370,708,915	46,533,341
Total	$383,634,704	$48,133,724
VIP FundsManager 85% Portfolio
Distributions to shareholders
Service Class	1,055	8
Service Class 2	10,888,189	1,783,208
Investor Class	143,236,732	23,659,547
Total	$154,125,976	$25,442,763
9. Share Transactions.
Transactions for each class of shares were as follows and may contain in-kind transactions:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2022	Year ended December 31, 2021	Year ended December 31, 2022	Year ended December 31, 2021
VIP FundsManager 20% Portfolio
Service Class
Shares sold	690	528	$7,334	$6,363
Reinvestment of distributions	26	2	277	30
Shares redeemed	(505)	(441)	(5,404)	(5,307)
Net increase (decrease)	211	89	$2,207	$1,086
Service Class 2
Shares sold	708,311	197,201	$7,560,516	$2,382,380
Reinvestment of distributions	85,602	9,310	920,725	112,260
Shares redeemed	(502,882)	(147,791)	(5,272,129)	(1,775,664)
Net increase (decrease)	291,031	58,720	$3,209,112	$718,976
Investor Class
Shares sold	3,751,045	7,907,223	$40,594,904	$95,430,912
Reinvestment of distributions	7,576,884	1,008,393	82,011,513	12,190,509
Shares redeemed	(12,604,796)	(5,712,453)	(132,740,255)	(68,631,776)
Net increase (decrease)	(1,276,867)	3,203,163	$(10,133,838)	$38,989,645
VIP FundsManager 50% Portfolio
Service Class
Shares sold	78	47	$844	$655
Reinvestment of distributions	11	-	125	21
Shares redeemed	(70)	(47)	(783)	(659)
Net increase (decrease)	19	-	$186	$17
Service Class 2
Shares sold	903,015	754,694	$9,865,557	$10,570,413
Reinvestment of distributions	1,339,105	209,707	15,448,757	2,882,211
Shares redeemed	(1,443,523)	(2,862,261)	(15,977,854)	(39,779,129)
Net increase (decrease)	798,597	(1,897,860)	$9,336,460	$(26,326,505)
Investor Class
Shares sold	4,083,134	9,414,923	$47,330,520	$132,105,164
Reinvestment of distributions	83,192,063	11,826,378	964,355,566	164,119,067
Shares redeemed	(65,111,927)	(37,887,366)	(710,735,088)	(531,507,608)
Net increase (decrease)	22,163,270	(16,646,065)	$300,950,998	$(235,283,377)
VIP FundsManager 60% Portfolio
Service Class
Shares sold	3,459,028	2,829,775	$ 32,921,355	$ 33,878,504
Reinvestment of distributions	1,090,061	94,841	10,670,482	1,129,035
Shares redeemed	(1,414,913)	(739,024)	(13,138,984)	(8,866,814)
Net increase (decrease)	3,134,176	2,185,592	$30,452,853	$26,140,725
Service Class 2
Shares sold	3,431,878	4,373,427	$ 32,618,027	$51,873,871
Reinvestment of distributions	10,937,728	1,477,761	107,081,687	17,246,502
Shares redeemed	(4,434,080)	(12,025,241)	(41,136,273)	(142,037,016)
Net increase (decrease)	9,935,526	(6,174,053)	$98,563,441	$(72,916,643)
Investor Class
Shares sold	23,965,016	26,302,140	$ 230,126,625	$ 314,489,507
Reinvestment of distributions	110,141,911	14,595,596	1,082,174,803	171,792,948
Shares redeemed	(71,560,787)	(38,628,317)	(659,390,078)	(461,305,320)
Net increase (decrease)	62,546,140	2,269,419	$652,911,350	$24,977,135
VIP FundsManager 70% Portfolio
Service Class
Shares sold	256	145	$2,937	$2,167
Reinvestment of distributions	9	1	109	15
Shares redeemed	(249)	(138)	(2,896)	(2,034)
Net increase (decrease)	16	8	$150	$148
Service Class 2
Shares sold	371,122	369,661	$ 4,295,745	$ 5,425,100
Reinvestment of distributions	1,065,662	110,090	12,911,451	1,598,471
Shares redeemed	(497,327)	(452,745)	(5,680,987)	(6,727,459)
Net increase (decrease)	939,457	27,006	$11,526,209	$296,112
Investor Class
Shares sold	6,451,993	10,385,377	$ 77,046,478	$ 154,631,206
Reinvestment of distributions	30,432,330	3,171,428	370,708,915	46,533,341
Shares redeemed	(7,877,414)	(3,411,456)	(89,520,803)	(50,362,891)
Net increase (decrease)	29,006,909	10,145,349	$358,234,590	$150,801,656
VIP FundsManager 85% Portfolio
Service Class
Shares sold	9,663	103	$99,186	$1,532
Reinvestment of distributions	99	1	1,055	9
Shares redeemed	(300)	(90)	(3,296)	(1,328)
Net increase (decrease)	9,462	14	$96,945	$213
Service Class 2
Shares sold	589,206	411,538	$6,539,187	$ 6,091,662
Reinvestment of distributions	913,437	122,405	10,888,189	1,783,208
Shares redeemed	(516,817)	(340,453)	(5,719,090)	(5,034,374)
Net increase (decrease)	985,826	193,490	$11,708,286	$2,840,496
Investor Class
Shares sold	4,248,679	4,272,678	$ 49,795,808	$ 64,168,756
Reinvestment of distributions	11,907,741	1,605,393	143,236,732	23,659,547
Shares redeemed	(3,490,273)	(2,414,817)	(38,476,630)	(36,189,157)
Net increase (decrease)	12,666,147	3,463,254	$154,555,910	$51,639,146
10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

Funds do not invest in underlying mutual funds for the purpose of exercising management or control; however, investments by funds within their principal investment strategies may represent a significant portion of the underlying mutual fund's net assets. At the end of the period, certain Funds were the owners of record of 10% or more of the total outstanding shares of the following underlying mutual funds as shown below.

Fund	VIP FundsManager 50% Portfolio	VIP FundsManager 60% Portfolio	VIP FundsManager 70% Portfolio
Fidelity Commodity Strategy Fund	31%	44%	15%
Fidelity Hedged Equity Fund	25%	31%	-
Fidelity Japan Smaller Companies Fund	-	10%	-
Fidelity U.S. Low Volatility Equity Fund	31%	39%	13%
VIP Investment Grade Bond Portfolio II	28%	29%	-
VIP Stock Selector All Cap Portfolio	32%	42%	16%

The Funds, in aggregate, were the owners of record of more than 20% of the total outstanding shares of the following underlying mutual funds.

Fund	% of shares held
Fidelity Commodity Strategy Fund	97%
Fidelity Emerging Markets Discovery Fund	21%
Fidelity Hedged Equity Fund	75%
Fidelity International Value Fund	21%
Fidelity Japan Smaller Companies Fund	25%
Fidelity U.S. Low Volatility Equity Fund	93%
VIP Investment Grade Bond Portfolio II	71%
VIP Stock Selector All Cap Portfolio	99%

In addition, at the end of the period the investment adviser or its affiliates were owners of record of more than 10% and certain otherwise unaffiliated shareholders each were owners of record of more than 10%, respectively, of the outstanding shares of the following Funds:

	Affiliated %	Number of Unaffiliated Shareholders	Unaffiliated Shareholders %
VIP FundsManager 20% Portfolio	99%	-	-
VIP FundsManager 50% Portfolio	39%	1	55%
VIP FundsManager 60% Portfolio	36%	2	43%
VIP FundsManager 70% Portfolio	97%	-	-
VIP FundsManager 85% Portfolio	93%	-	-

11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Variable Insurance Products Fund V and Shareholders of VIP FundsManager 20% Portfolio, VIP FundsManager 50% Portfolio, VIP FundsManager 60% Portfolio, VIP FundsManager 70% Portfolio, VIP FundsManager 85% Portfolio
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of VIP FundsManager 20% Portfolio, VIP FundsManager 50% Portfolio, VIP FundsManager 60% Portfolio, VIP FundsManager 70% Portfolio, VIP FundsManager 85% Portfolio (five of the funds constituting Variable Insurance Products Fund V, hereafter collectively referred to as the "Funds") as of December 31, 2022, the related statements of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2022 and each of the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB.   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.   Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures.   We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
February 14, 2023
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. If the interests of a fund and an underlying Fidelity ® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds. FMR has structured the funds to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, FMR, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Each of the Trustees oversees 295 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.
Board Structure and Oversight Function.   Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity ® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity ® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity ® funds (2001-2005), and managed a number of Fidelity ® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity ® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity ® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity ® funds (2013-2016).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity ® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity ® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity ® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity ® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Arthur E. Johnson (1947)
Year of Election or Appointment: 2008
Trustee
Mr. Johnson also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Chairman (2018-2021) and Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity ® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity ® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity ® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity ® funds (2016).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Laura M. Bishop (1961)
Year of Election or Appointment: 2022
Member of the Advisory Board
Ms. Bishop also serves as a Member of the Advisory Board of other funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting).
Robert W. Helm (1957)
Year of Election or Appointment: 2021
Member of the Advisory Board
Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments (2005-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia serves as Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments. Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
William Irving (1964)
Year of Election or Appointment: 2023
Vice President
Mr. Irving also serves as Vice President of other funds. Mr. Irving serves as Head of Fidelity Asset Management Solutions (2022-present) and is an employee of Fidelity Investments. Mr. Irving serves as President and Director of Fidelity Diversifying Solutions LLC (investment adviser firm, 2023-present) and President, Director, or Vice President of certain other Fidelity entities. Previously, Mr. Irving served as Chief Investment Officer (CIO) in the Global Asset Allocation division (2020-2022).  Prior to that, he was Managing Director of Research in the Global Asset Allocation division (2018-2020) and portfolio manager of certain Fidelity ® funds (2004-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2022 to December 31, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period- C July 1, 2022 to December 31, 2022
VIP FundsManager® 20% Portfolio
Service Class	.11%
Actual		$ 1,000	$ 1,000.20	$ .55
Hypothetical- B		$ 1,000	$ 1,024.65	$ .56
Service Class 2	.26%
Actual		$ 1,000	$ 999.80	$ 1.31
Hypothetical- B		$ 1,000	$ 1,023.89	$ 1.33
Investor Class	.10%
Actual		$ 1,000	$ 1,000.20	$ .50
Hypothetical- B		$ 1,000	$ 1,024.70	$ .51
VIP FundsManager® 50% Portfolio
Service Class	.10%
Actual		$ 1,000	$ 1,011.80	$ .51
Hypothetical- B		$ 1,000	$ 1,024.70	$ .51
Service Class 2	.25%
Actual		$ 1,000	$ 1,011.20	$ 1.27
Hypothetical- B		$ 1,000	$ 1,023.95	$ 1.28
Investor Class	.10%
Actual		$ 1,000	$ 1,011.80	$ .51
Hypothetical- B		$ 1,000	$ 1,024.70	$ .51
VIP FundsManager® 60% Portfolio
Service Class	.11%
Actual		$ 1,000	$ 1,016.50	$ .56
Hypothetical- B		$ 1,000	$ 1,024.65	$ .56
Service Class 2	.25%
Actual		$ 1,000	$ 1,015.00	$ 1.27
Hypothetical- B		$ 1,000	$ 1,023.95	$ 1.28
Investor Class	.10%
Actual		$ 1,000	$ 1,016.50	$ .51
Hypothetical- B		$ 1,000	$ 1,024.70	$ .51
VIP FundsManager® 70% Portfolio
Service Class	.10%
Actual		$ 1,000	$ 1,022.10	$ .51
Hypothetical- B		$ 1,000	$ 1,024.70	$ .51
Service Class 2	.25%
Actual		$ 1,000	$ 1,021.60	$ 1.27
Hypothetical- B		$ 1,000	$ 1,023.95	$ 1.28
Investor Class	.10%
Actual		$ 1,000	$ 1,022.10	$ .51
Hypothetical- B		$ 1,000	$ 1,024.70	$ .51
VIP FundsManager® 85% Portfolio
Service Class	.14%
Actual		$ 1,000	$ 1,029.80	$ .72
Hypothetical- B		$ 1,000	$ 1,024.50	$ .71
Service Class 2	.25%
Actual		$ 1,000	$ 1,027.70	$ 1.28
Hypothetical- B		$ 1,000	$ 1,023.95	$ 1.28
Investor Class	.10%
Actual		$ 1,000	$ 1,029.00	$ .51
Hypothetical- B		$ 1,000	$ 1,024.70	$ .51

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.
A percentage of the dividends distributed during the fiscal year for the following funds were derived from interest on U.S. Government securities which is generally exempt from state income tax.

VIP FundsManager 20% Portfolio
Service Class	20.13%
Service Class 2	20.13%
Investor	20.13%
VIP FundsManager 50% Portfolio
Service Class	17.22%
Service Class 2	17.22%
Investor	17.22%
VIP FundsManager 60% Portfolio
Service Class	15.21%
Service Class 2	15.21%
Investor	15.21%
VIP FundsManager 70% Portfolio
Service Class	12.86%
Service Class 2	12.86%
Investor	12.86%
VIP FundsManager 85% Portfolio
Service Class	11.14%
Service Class 2	11.14%
Investor	11.14%
A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

	Service Class	Service Class 2	Investor
VIP FundsManager 20% Portfolio
February 2022	0%	0%	0%
December 2022	7%	8%	7%
VIP FundsManager 50% Portfolio
February 2022	0%	0%	0%
December 2022	16%	18%	16%
VIP FundsManager 60% Portfolio
February 2022	1%	1%	1%
December 2022	21%	24%	21%
VIP FundsManager 70% Portfolio
February 2022	1%	1%	1%
December 2022	26%	29%	26%
VIP FundsManager 85% Portfolio
February 2022	3%	3%	3%
December 2022	43%	50%	43%
The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
VIP FundsManager 20% Portfolio
Service Class	12/29/2022	$0.0078	$0.0018
Service Class 2	12/29/2022	$0.0073	$0.0018
Investor	12/29/2022	$0.0078	$0.0018
VIP FundsManager 50% Portfolio
Service Class	12/29/2022	$0.0221	$0.0054
Service Class 2	12/29/2022	$0.0202	$0.0054
Investor	12/29/2022	$0.0221	$0.0054
VIP FundsManager 60% Portfolio
Service Class	12/29/2022	$0.0217	$0.0053
Service Class 2	12/29/2022	$0.0197	$0.0053
Investor	12/29/2022	$0.0217	$0.0053
VIP FundsManager 70% Portfolio
Service Class	12/29/2022	$0.0319	$0.0078
Service Class 2	12/29/2022	$0.0286	$0.0078
Investor	12/29/2022	$0.0319	$0.0078
VIP FundsManager 85% Portfolio
Service Class	12/29/2022	$0.0369	$0.0090
Service Class 2	12/29/2022	$0.0319	$0.0090
Investor	12/29/2022	$0.0369	$0.0090

Board Approval of Investment Advisory Contracts and Management Fees

VIP FundsManager Funds

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) for each fund (the Advisory Contract). The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contract, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) - Operations, Audit, Fair Valuation, and Governance and Nominating - each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all the Independent Trustees are members, meets regularly throughout the year and requests, receives and considers, among other matters, information related to the annual consideration of the renewal of each fund's Advisory Contracts before making its recommendation to the Board. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet from time to time with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2022 meeting, the Board unanimously determined to renew each fund's Advisory Contract. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness relative to peer funds of each fund's management fee and the total expense ratio of a representative class (Investor Class); (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and are realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contract for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contract was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contract was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided . The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of FMR, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups with responsibility for the underlying Fidelity funds in which each fund invests. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds throughout the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services . The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors.  Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services . The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by Fidelity under the Advisory Contract and under separate agreements covering transfer agency, and pricing and bookkeeping services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family . The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds, ETFs, and share classes with innovative structures, strategies and pricing and making other enhancements to meet investor needs; (iv) broadening eligibility requirements for certain funds and share classes; (v) reducing management fees and total expenses for certain funds and classes; (vi) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (vii) rationalizing product lines and gaining increased efficiencies from fund mergers and liquidations; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (ix) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including their retirement income goals.

Investment Performance . The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the investment adviser about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for each fund for different time periods, measured against one or more appropriate securities market indices, including a customized blended index that reflects the respective weights of the fund's asset classes (each a benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also receives and considers information about performance attribution. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the investment adviser the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses, including acquired fund fees and expenses, but after transaction costs, if any) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses, including acquired fund fees and expenses) compared to appropriate peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; the extent to which particular underlying funds affected performance; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the representative class (Investor Class) of each fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio . The Board considered each fund's management fee and total expense ratio compared to selected groups of competitive funds and classes (referred to as "mapped groups" below) for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses, and also considered that each fund bears indirectly the fees and expenses, including the management fees, paid by the underlying Fidelity funds in which it invests. Fidelity creates "mapped groups" by combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. Combining funds with similar investment objective categories aids the Board's comparisons of management fees and total expense ratios by broadening the competitive group used for such comparisons.

Management Fee . The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and was considered by the Board.

VIP FundsManager 20%

VIP FundsManager 50%

VIP FundsManager 60%

VIP FundsManager 70%

VIP FundsManager 85%

The Board noted that each fund's management fee rate ranked above the median of its Total Mapped Group and above the median of its ASPG for 2021. The Board considered that the funds are more actively managed than most funds in their Total Mapped Group and ASPG and have a larger universe of funds in which to invest. The Board also considered that each fund has an all-inclusive fee that covers expenses beyond portfolio management, unlike the majority of funds within this group. The Board further considered that when compared to the total expenses of its competitors, each fund other than VIP FundsManager 85% ranked below median.

The Board further considered that FMR has contractually agreed to waive 0.05% of each fund's management fee through April 30, 2023.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio . In its review of the total expense ratio the representative class (Investor Class) of each fund, the Board considered the fund's all-inclusive (subject to certain limited exceptions) fee rate. The Board also considered other expenses, such as pricing and bookkeeping fees and custodial, legal, and audit fees, paid by FMR under the all-inclusive arrangement. The Board also considered fund-paid 12b-1 fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for each fund. Each fund's representative class is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison, which focuses on the total expenses of the representative class relative to a subset of non-Fidelity funds within the similar sales load structure group that are similar in size and management fee structure. The total expense ASPG is limited to 15 larger and 15 smaller classes of different funds, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in expenses relating to these items.

The Board noted that the total net expense ratio of Investor Class of VIP FundsManager 20%, VIP Funds Manager 50%, VIP Funds Manager 60% and VIP FundsManager 70% ranked below the similar sales load structure group competitive median for 2021. The Board also noted that the total net expense ratio of Investor Class of VIP FundsManager 85% ranked above the similar sales load structure group competitive median for 2021. The Board further noted that the total net expense ratio of the Investor Class (i) ranked below the ASPG competitive median for 2021 for VIP Funds Manager 20% and VIP FundsManager 50%; and (ii) ranked above the ASPG competitive median for 2021 for VIP FundsManager 60%, VIP FundsManager 70% and VIP FundsManager 85%. The Board noted that each fund offers multiple classes, each of which has a different 12b-1 fee structure than the others, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes of each fund vary primarily by the level of their 12b-1 fees. The Board noted Fidelity's explanation that VIP FundsManager 60%, VIP FundsManager 70% and VIP FundsManager 85% were above the similar sales load structure group competitive median and ASPG competitive median, as applicable, for 2021 primarily due to higher domestic and international equity allocations relative to competitors.

The Board further considered that FMR contractually agreed to reimburse 0.10% of "class-level" expenses for Service Class and Service Class 2 as long as these classes continue to be sold to unaffiliated insurance companies.

Fees Charged to Other Fidelity Clients . The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of each fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability . The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds, including the Fidelity funds in which the funds invest.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale . The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to each fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board . In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) the extent to which current market conditions have affected retention and recruitment of personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent, pricing and bookkeeping fees, expense and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the changes in flows for different types of funds; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; and (ix) explanations regarding the relative total expense ratios and management fees of certain funds and classes, total expense and management fee competitive trends, and methodologies for total expense and management fee competitive comparisons. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable and that each fund's Advisory Contract should be renewed.

1.843208.116
VIPFM-ANN-0323
Fidelity® Variable Insurance Products:

Target Volatility Portfolio

Annual Report
December 31, 2022

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.
Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2022	Past 1 year	Past 5 years	Life of Fund A
Service Class	-15.53%	2.96%	5.50%
Service Class 2	-15.65%	2.81%	5.35%

A     From February 13, 2013

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Target Volatility Portfolio - Service Class, a class of the fund, on February 13, 2013, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
Asset prices around the world experienced a synchronous downturn for most of 2022, as a multitude of crosscurrents challenged the global economy and financial markets. Persistently high inflation in some markets, exacerbated by energy price shocks from the Russia-Ukraine conflict, spurred the U.S. Federal Reserve and other central banks to aggressively tighten monetary policy. This led to a broad retreat from risk and declining prices for stocks and bonds through September. In Q4, markets experienced a sharp reversal amid optimism on inflation and policy easing, and riskier assets rallied to cap a tumultuous year. International equities returned -15.86% in 2022, according to the MSCI ACWI (All Country World Index) ex USA Index. By region, emerging markets (-20%) and Europe ex U.K. (-17%) notably lagged. Conversely, the U.K. (-4%) held up best, followed by Asia Pacific ex Japan (-8%). Among the 11 sectors, information technology (-34%) fared worst. Communication services and consumer discretionary (-21% each) also trailed the broader market. In contrast, energy gained 9% amid elevated prices for oil and natural gas. U.S. stocks returned -19.53% for the year, as measured by the Dow Jones U.S. Total Stock Market Index. Among sectors, communication services (-41%) lagged most, followed by consumer discretionary (-37%). Conversely, energy (+63%) led by a wide margin. The defensive utilities (+1%) sector also notably outperformed. Value stocks handily outpaced growth among all market capitalizations. Commodities gained 16.09%, according to the Bloomberg Commodity Index Total Return. U.S. taxable investment-grade bonds returned -13.01% in 2022, per the Bloomberg U.S. Aggregate Bond Index, amid soaring inflation and rising interest rates. The Fed raised its benchmark rate seven times, by 4.25 percentage points, while allowing up to billions in U.S. Treasuries and mortgage bonds to mature monthly without investing the proceeds. U.S. investment-grade corporate bonds (-15.26%) trailed U.S. Treasuries (-12.46%), while commercial mortgage-backed securities (-10.91%) and agencies (-7.87%) also lost ground. Outside the index, leveraged loans (-0.61%) bested the returns for Treasury Inflation-Protected Securities (-11.85%), U.S. high-yield bonds (-11.21%) and emerging-markets debt (-16.45%).
Comments from Lead Portfolio Manager Geoff Stein and Co-Portfolio Manager Avishek Hazrachoudhury:
For the year, the fund's share classes returned about -16%, modestly trailing the -15.27% result of the VIP Target Volatility Composite benchmark. Volatility management is the determinative factor in managing the fund's asset class positioning. During 2022, greater-than-average market volatility led us to keep the fund underweighted in equity market risk most of the time. Relative to the Composite benchmark, asset allocation added considerable value the past year, while security selection hampered relative performance. Our equity allocation strategy notably contributed, led by underweight exposure to U.S. stocks. Within our fixed-income allocation strategy, a greater-than-benchmark allocation to cash, on average, more than offset negative results from underweighting investment-grade bonds and an out-of-benchmark stake in long-term U.S. Treasuries. In terms of security selection, international DM stocks notably detracted, primarily due to weak results from Fidelity ® Overseas Fund. U.S. stock selection had a neutral impact on the fund's relative result. A strong contribution from small-cap-oriented Fidelity ® Low-Priced Stock Fund was offset by negative results from Fidelity Contrafund and VIP Stock Selector All Cap Fund.
Note to shareholders: On June 1, the fund's Composite index began transitioning to a new neutral equity allocation target of 60% U.S. and 40% international. Previously, the target was 70%/30%. The fund reached its new neutral allocation during the third quarter of 2022. Additionally, the fund changed the international equity component of its blended benchmark to the broader MSCI ACWI (All Country World Index) ex USA Index from the MSCI EAFE Index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary December 31, 2022 (Unaudited)
The information in the following table is based on the direct Investments of the Fund.
Asset Allocation (% of Fund's net assets)

Futures - 0.5%

Portfolio Composition (% of Fund's net assets)

Schedule of Investments December 31, 2022
Showing Percentage of Net Assets
Equity Funds - 39.4%
	Shares	Value ($)
Domestic Equity Funds - 27.6%
Fidelity Contrafund (a)	229,610	2,775,982
Fidelity Equity-Income Fund (a)	31,500	2,007,814
Fidelity Hedged Equity Fund (a)	55,684	529,557
Fidelity Large Cap Value Enhanced Index Fund (a)	301,405	4,319,140
Fidelity Low-Priced Stock Fund (a)	71,781	3,315,574
Fidelity U.S. Low Volatility Equity Fund (a)	259,619	2,650,714
Fidelity Value Discovery Fund (a)	45,392	1,595,535
VIP Stock Selector All Cap Portfolio Investor Class (a)	4,761,794	38,665,768
TOTAL DOMESTIC EQUITY FUNDS		55,860,084
International Equity Funds - 11.8%
Fidelity Canada Fund (a)	12,062	702,492
Fidelity Emerging Markets Fund (a)	234,771	7,376,518
Fidelity International Enhanced Index Fund (a)	216,895	2,030,136
Fidelity International Value Fund (a)	297,836	2,504,800
Fidelity Japan Smaller Companies Fund (a)	109,448	1,474,271
Fidelity Overseas Fund (a)	70,783	3,578,785
iShares Core MSCI EAFE ETF	65,054	4,009,929
iShares Core MSCI Emerging Markets ETF	47,323	2,209,984
TOTAL INTERNATIONAL EQUITY FUNDS		23,886,915
TOTAL EQUITY FUNDS (Cost $86,252,669)		79,746,999

Fixed-Income Funds - 35.9%
	Shares	Value ($)
Fixed-Income Funds - 35.9%
Fidelity Inflation-Protected Bond Index Fund (a)	519,976	4,690,184
Fidelity Long-Term Treasury Bond Index Fund (a)	798,753	8,099,354
Fidelity Total Bond Fund (a)	3,911,342	36,492,823
Fidelity U.S. Bond Index Fund (a)	2,302,255	23,436,960

TOTAL FIXED-INCOME FUNDS (Cost $81,914,637)		72,719,321

U.S. Treasury Obligations - 0.1%
	Principal Amount (b)	Value ($)
U.S. Treasury Bills, yield at date of purchase 3.33% to 4.17% 1/5/23 to 2/16/23 (c) (Cost $149,499)	150,000	149,548

Money Market Funds - 24.6%
	Shares	Value ($)
Cash Equivalents - 7.8%
Fidelity Cash Central Fund 4.37% (d)	15,850,018	15,853,188
Money Market Funds - 16.8%
Fidelity Investments Money Market Government Portfolio Institutional Class 4.10% (a)(e)	34,037,513	34,037,513
TOTAL MONEY MARKET FUNDS (Cost $49,890,701)		49,890,701

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $218,207,506)	202,506,569
NET OTHER ASSETS (LIABILITIES) - 0.0%	16,861
NET ASSETS - 100.0%	202,523,430

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Sold

Equity Index Contracts
CME Micro E-mini S&P 500 Index Contracts (United States)	5	Mar 2023	965,250	26,960	26,960

The notional amount of futures sold as a percentage of Net Assets is 0.5%

Security Type Abbreviations
ETF	-	EXCHANGE-TRADED FUND

Legend

(a)	Affiliated Fund
(b)	Amount is stated in United States dollars unless otherwise noted.
(c)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $140,593.
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(e)	The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.37%	16,269,995	89,173,015	89,589,822	313,736	-	-	15,853,188	0.0%
Fidelity Securities Lending Cash Central Fund 4.37%	2,097,325	40,588,571	42,685,896	337	-	-	-	0.0%
Total	18,367,320	129,761,586	132,275,718	314,073	-	-	15,853,188

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Canada Fund	-	800,948	42,610	27,903	(2,944)	(52,902)	702,492
Fidelity Contrafund	5,935,286	379,578	1,635,338	324,404	(85,154)	(1,818,390)	2,775,982
Fidelity Emerging Markets Fund	-	11,331,894	3,127,991	56,600	(227,405)	(599,980)	7,376,518
Fidelity Equity-Income Fund	3,216,212	127,786	1,055,179	94,912	72,610	(353,615)	2,007,814
Fidelity Hedged Equity Fund	-	534,042	-	1,942	-	(4,485)	529,557
Fidelity Inflation-Protected Bond Index Fund	5,946,117	450,522	634,833	383,914	(17,294)	(1,054,328)	4,690,184
Fidelity International Enhanced Index Fund	7,396,024	100,684	4,478,839	48,178	187,658	(1,175,391)	2,030,136
Fidelity International Value Fund	6,215,449	103,971	3,197,100	45,880	181,878	(799,398)	2,504,800
Fidelity Investments Money Market Government Portfolio Institutional Class 4.10%	-	37,303,703	3,266,190	515,587	-	-	34,037,513
Fidelity Japan Smaller Companies Fund	2,096,904	766	312,100	766	(92,112)	(219,187)	1,474,271
Fidelity Large Cap Value Enhanced Index Fund	7,027,634	264,099	2,310,364	193,090	201,444	(863,673)	4,319,140
Fidelity Long-Term Treasury Bond Index Fund	7,249,063	5,229,416	1,063,193	232,960	(269,515)	(3,046,417)	8,099,354
Fidelity Low-Priced Stock Fund	5,349,057	351,620	1,729,976	298,671	(121,938)	(533,189)	3,315,574
Fidelity Overseas Fund	26,507,575	224,392	17,149,653	27,959	3,002,352	(9,005,881)	3,578,785
Fidelity Total Bond Fund	43,263,312	4,567,837	4,644,251	1,224,037	(279,439)	(6,414,636)	36,492,823
Fidelity U.S. Bond Index Fund	12,546,081	15,969,272	2,353,541	461,062	(131,325)	(2,593,527)	23,436,960
Fidelity U.S. Low Volatility Equity Fund	5,483,153	244,330	2,277,834	186,678	67,943	(866,878)	2,650,714
Fidelity Value Discovery Fund	2,521,999	99,808	833,682	74,255	165,533	(358,123)	1,595,535
VIP Stock Selector All Cap Portfolio Investor Class	83,129,938	994,891	30,234,045	285,018	(4,994,785)	(10,230,231)	38,665,768
	223,883,804	79,079,559	80,346,719	4,483,816	(2,342,493)	(39,990,231)	180,283,920

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.
Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equity Funds	79,746,999	79,746,999	-	-

Fixed-Income Funds	72,719,321	72,719,321	-	-

Other Short-Term Investments	149,548	-	149,548	-

Money Market Funds	49,890,701	49,890,701	-	-
Total Investments in Securities:	202,506,569	202,357,021	149,548	-
Derivative Instruments:

Assets
Futures Contracts	26,960	26,960	-	-
Total Assets	26,960	26,960	-	-
Total Derivative Instruments:	26,960	26,960	-	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2022. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	26,960	0
Total Equity Risk	26,960	0
Total Value of Derivatives	26,960	0

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Financial Statements
Statement of Assets and Liabilities
			December 31, 2022

Assets
Investment in securities, at value - See accompanying schedule:	$
Unaffiliated issuers (cost $6,431,993)		6,369,461
Fidelity Central Funds (cost $15,853,188)		15,853,188
Other affiliated issuers (cost $195,922,325)		180,283,920

Total Investment in Securities (cost $218,207,506)			$202,506,569
Receivable for investments sold			15,099
Receivable for fund shares sold			30,362
Dividends receivable			313,739
Distributions receivable from Fidelity Central Funds			66,102
Receivable for daily variation margin on futures contracts			2,688
Total assets			202,934,559
Liabilities
Payable for investments purchased		$312,875
Payable for fund shares redeemed		46,765
Accrued management fee		25,705
Distribution and service plan fees payable		25,549
Other affiliated payables		235
Total Liabilities			411,129
Net Assets			$202,523,430
Net Assets consist of:
Paid in capital			$219,536,174
Total accumulated earnings (loss)			(17,012,744)
Net Assets			$202,523,430

Net Asset Value and Maximum Offering Price
Service Class :
Net Asset Value , offering price and redemption price per share ($1,210,278 ÷ 116,429 shares)			$10.39
Service Class 2 :
Net Asset Value , offering price and redemption price per share ($201,313,152 ÷ 19,448,675 shares)			$10.35
Statement of Operations
		Year ended December 31, 2022
Investment Income
Dividends:
Unaffiliated issuers		$22,933
Affiliated issuers		3,510,930
Interest		9,575
Income from Fidelity Central Funds (including $337 from security lending)		314,073
Total Income		3,857,511
Expenses
Management fee	$551,721
Transfer agent fees	4,582
Distribution and service plan fees	560,875
Independent trustees' fees and expenses	736
Total expenses before reductions	1,117,914
Expense reductions	(337,694)
Total expenses after reductions		780,220
Net Investment income (loss)		3,077,291
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	267,086
Affiliated issuers	(2,342,493)
Futures contracts	253,478
Capital gain distributions from underlying funds:
Affiliated issuers	972,886
Total net realized gain (loss)		(849,043)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(3,125,121)
Affiliated issuers	(39,990,231)
Futures contracts	26,960
Total change in net unrealized appreciation (depreciation)		(43,088,392)
Net gain (loss)		(43,937,435)
Net increase (decrease) in net assets resulting from operations		$(40,860,144)
Statement of Changes in Net Assets

	Year ended December 31, 2022	Year ended December 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,077,291	$2,117,331
Net realized gain (loss)	(849,043)	41,170,293
Change in net unrealized appreciation (depreciation)	(43,088,392)	(12,732,939)
Net increase (decrease) in net assets resulting from operations	(40,860,144)	30,554,685
Distributions to shareholders	(7,999,885)	(34,340,907)
Share transactions - net increase (decrease)	(15,299,295)	(190,497)
Total increase (decrease) in net assets	(64,159,324)	(3,976,719)

Net Assets
Beginning of period	266,682,754	270,659,473
End of period	$202,523,430	$266,682,754

Financial Highlights
VIP Target Volatility Portfolio Service Class

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$12.76	$13.05	$12.40	$10.86	$12.14
Income from Investment Operations
Net investment income (loss) A,B	.17	.13	.14	.20	.19
Net realized and unrealized gain (loss)	(2.13)	1.46	.97	1.81	(.90)
Total from investment operations	(1.96)	1.59	1.11	2.01	(.71)
Distributions from net investment income	(.27)	- C	(.18)	(.19)	(.20) D
Distributions from net realized gain	(.14)	(1.88)	(.29)	(.28)	(.37) D
Total distributions	(.41)	(1.88)	(.46) E	(.47)	(.57)
Net asset value, end of period	$10.39	$12.76	$13.05	$12.40	$10.86
Total Return F,G	(15.53)%	12.16%	9.13%	18.81%	(5.81)%
Ratios to Average Net Assets B,H,I
Expenses before reductions	.35%	.41%	.40%	.42%	.42%
Expenses net of fee waivers, if any	.20%	.26%	.25%	.27%	.27%
Expenses net of all reductions	.20%	.26%	.25%	.27%	.27%
Net investment income (loss)	1.52%	.93%	1.12%	1.72%	1.60%
Supplemental Data
Net assets, end of period (000 omitted)	$1,210	$1,486	$1,519	$1,434	$1,256
Portfolio turnover rate J	50%	64%	57%	65%	85%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Amount represents less than $.005 per share.

D The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

E Total distributions per share do not sum due to rounding.

F Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Target Volatility Portfolio Service Class 2

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$12.71	$13.02	$12.37	$10.83	$12.11
Income from Investment Operations
Net investment income (loss) A,B	.15	.11	.12	.18	.17
Net realized and unrealized gain (loss)	(2.11)	1.46	.97	1.81	(.90)
Total from investment operations	(1.96)	1.57	1.09	1.99	(.73)
Distributions from net investment income	(.26)	- C	(.16)	(.16)	(.18) D
Distributions from net realized gain	(.14)	(1.88)	(.29)	(.28)	(.37) D
Total distributions	(.40)	(1.88)	(.44) E	(.45) E	(.55)
Net asset value, end of period	$10.35	$12.71	$13.02	$12.37	$10.83
Total Return F,G	(15.65)%	12.03%	8.99%	18.65%	(5.99)%
Ratios to Average Net Assets B,H,I
Expenses before reductions	.50%	.56%	.56%	.57%	.57%
Expenses net of fee waivers, if any	.35%	.41%	.40%	.42%	.42%
Expenses net of all reductions	.35%	.41%	.40%	.42%	.42%
Net investment income (loss)	1.37%	.78%	.97%	1.57%	1.45%
Supplemental Data
Net assets, end of period (000 omitted)	$201,313	$265,197	$269,141	$290,145	$277,696
Portfolio turnover rate J	50%	64%	57%	65%	85%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Amount represents less than $.005 per share.

D The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

E Total distributions per share do not sum due to rounding.

F Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended December 31, 2022

1. Organization.
VIP Target Volatility Portfolio (the Fund) is a fund of Variable Insurance Products Fund V (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses a third party pricing service approved by the Board of Trustees (the Board) to value its investments. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. Exchange-Traded Funds (ETFs) are valued at their last sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy. The aggregate value of investments by input level as of December 31, 2022 is included at the end of the Fund's Schedule of Investments.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from any underlying mutual funds or exchange-traded funds (ETFs) are recorded on the ex-dividend date.   Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the underlying mutual funds or exchange-traded funds (ETFs) and losses deferred due to wash sales, futures transactions and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$3,293,124
Gross unrealized depreciation	(19,478,676)
Net unrealized appreciation (depreciation)	$(16,185,552)
Tax Cost	$218,692,121

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation) on securities and other investments	$(16,185,552)

The Fund intends to elect to defer to its next fiscal year $827,193 of capital losses recognized during the period November 1, 2022 to December 31, 2022.

The tax character of distributions paid was as follows:

	December 31, 2022	December 31, 2021
Ordinary Income	$5,091,250	$61,007
Long-term Capital Gains	2,908,635	34,279,900
Total	$7,999,885	$34,340,907

4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.
Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
VIP Target Volatility Portfolio	101,580,675	120,358,983

5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) provides the Fund with investment management related services. For these services the Fund pays a monthly management fee to the investment adviser. The management fee is computed at an annual rate of .20% of the Fund's average net assets. During January 2022 the Board approved a change in the management fee rate from .30% to .20% effective June 1, 2022. For the reporting period, the annual management fee rate was .25% of the Fund's average net assets. Under the management contract, the investment adviser pays all other fund-level operating expenses, except the compensation of the independent Trustees and certain other expenses such as interest expense.

During the period, the investment adviser waived a portion of its management fee as described in the Expense Reductions note.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$1,291
Service Class 2	559,584
$560,875
Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements, equal to an annual rate of .14% of class-level average net assets invested in underlying mutual funds or exchange-traded funds (ETFs) that are not managed by the investment adviser or its affiliates. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets A
Service Class	$27	-
Service Class 2	4,555	-
	$4,582
A Amount represents less than .005%.
Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.

Prior Year Reallocation of Underlying Fund Investments. During the prior period, the investment adviser reallocated investments of the Fund. This involved taxable redemptions of each Fund's interest in Fidelity Stock Selector All Cap Fund for investments, as shown in the table below.

	Value of investments redeemed from Fidelity Stock Selector All Cap Fund	Shares of Fidelity Stock Selector All Cap Fund sold	Net realized gain on redemptions of Fidelity Stock Selector All Cap Fund
VIP Target Volatility Portfolio	$83,635,576	1,215,280	$31,576,922

In addition, the Fund exchanged investments for shares of VIP Stock Selector All Cap Fund, as shown in the table below. The fund did not recognize any gains or losses for book, or federal income tax, purposes.

	Value of investments delivered to VIP Stock Selector All Cap Fund	Shares of VIP Stock Selector All Cap received
VIP Target Volatility Portfolio	$83,635,576	8,363,558
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.
8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
VIP Target Volatility Portfolio	$35	$-	$-

9. Expense Reductions.
The investment adviser contractually agreed to waive the Fund's management fee in an amount equal to .05% of the Fund's average net assets until April 30, 2025. During the period, the Fund's management fee was reduced by $112,562.

In addition, FMR has contractually agreed to reimburse .10% of class-level expenses for Service Class and Service Class 2. During the period, this reimbursement reduced the Fund's Service Class and Service Class 2's expenses by the following amounts:

Reimbursement
Service Class	$1,291
Service Class 2	223,834

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $7.
10. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended December 31, 2022	Year ended December 31, 2021
VIP Target Volatility Portfolio
Distributions to shareholders
Service Class	$48,196	$218,441
Service Class 2	7,951,689	34,122,466
Total	$7,999,885	$34,340,907

11. Share Transactions.
Transactions for each class of shares were as follows and may contain in-kind transactions:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2022	Year ended December 31, 2021	Year ended December 31, 2022	Year ended December 31, 2021
VIP Target Volatility Portfolio
Service Class
Reinvestment of distributions	28	97	312	1,233
Shares redeemed	(11)	(9)	(117)	(123)
Net increase (decrease)	17	88	$195	$1,110
Service Class 2
Shares sold	964,447	764,537	$10,906,554	$10,603,809
Reinvestment of distributions	710,765	2,682,335	7,951,689	34,122,466
Shares redeemed	(3,095,355)	(3,241,950)	(34,157,733)	(44,917,882)
Net increase (decrease)	(1,420,143)	204,922	$(15,299,490)	$(191,607)

12. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, certain otherwise unaffiliated shareholders were owners of record of more than 10% of the outstanding shares as follows:

	Number of Unaffiliated Shareholders	Unaffiliated Shareholders %
VIP Target Volatility Portfolio	1	94%

13. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Variable Insurance Products Fund V and Shareholders of VIP Target Volatility Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VIP Target Volatility Portfolio (one of the funds constituting Variable Insurance Products Fund V, referred to hereafter as the "Fund") as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America .
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB .
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud .
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion .
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
February 14, 2023
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity ® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds. FMR has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, FMR, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Each of the Trustees oversees 295 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function.   Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity ® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity ® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity ® funds (2001-2005), and managed a number of Fidelity ® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity ® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity ® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity ® funds (2013-2016).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity ® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity ® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity ® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity ® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Arthur E. Johnson (1947)
Year of Election or Appointment: 2008
Trustee
Mr. Johnson also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Chairman (2018-2021) and Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity ® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity ® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity ® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity ® funds (2016).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Laura M. Bishop (1961)
Year of Election or Appointment: 2022
Member of the Advisory Board
Ms. Bishop also serves as a Member of the Advisory Board of other funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting).
Robert W. Helm (1957)
Year of Election or Appointment: 2021
Member of the Advisory Board
Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments (2005-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia serves as Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments. Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
William Irving (1964)
Year of Election or Appointment: 2023
Vice President
Mr. Irving also serves as Vice President of other funds. Mr. Irving serves as Head of Fidelity Asset Management Solutions (2022-present) and is an employee of Fidelity Investments. Mr. Irving serves as President and Director of Fidelity Diversifying Solutions LLC (investment adviser firm, 2023-present) and President, Director, or Vice President of certain other Fidelity entities. Previously, Mr. Irving served as Chief Investment Officer (CIO) in the Global Asset Allocation division (2020-2022).  Prior to that, he was Managing Director of Research in the Global Asset Allocation division (2018-2020) and portfolio manager of certain Fidelity ® funds (2004-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2022 to December 31, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period- C July 1, 2022 to December 31, 2022
VIP Target Volatility Portfolio
Service Class	.16%
Actual		$ 1,000	$ 989.70	$ .80
Hypothetical- B		$ 1,000	$ 1,024.40	$ .82
Service Class 2	.30%
Actual		$ 1,000	$ 988.90	$ 1.50
Hypothetical- B		$ 1,000	$ 1,023.69	$ 1.53

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2022, $105,120, or, if subsequently determined to be different, the net capital gain of such year.

A total of 22.49% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Service Class designates 23% and 14%; Service Class 2 designates 23% and 16%; of the dividends distributed in February and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:
	Pay Date	Income	Taxes
VIP Target Volatility Portfolio
Service Class	02/11/2022	$0.0511	$0.0044
Service Class	12/29/2022	$0.0151	$0.0026
Service Class 2	02/11/2022	$0.0511	$0.0044
Service Class 2	12/29/2022	$0.0136	$0.0026

Board Approval of Investment Advisory Contracts and Management Fees

VIP Target Volatility Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) (the Advisory Contract) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contract throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contract, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) - Operations, Audit, Fair Valuation, and Governance and Nominating - each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all the Independent Trustees are members, meets regularly throughout the year and requests, receives and considers, among other matters, information related to the annual consideration of the renewal of the fund's Advisory Contracts before making its recommendation to the Board. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contract. Members of the Board may also meet from time to time with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2022 meeting, the Board unanimously determined to renew the fund's Advisory Contract. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (Service Class 2); (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contract for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contract was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contract was fair and reasonable. The Board's decision to renew the Advisory Contract was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contract, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups with responsibility for the underlying Fidelity funds in which the fund invests. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage. The Board also considered the steps Fidelity had taken to ensure the continued provision of high-quality services to the Fidelity funds throughout the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services . The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by Fidelity under the Advisory Contract and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the investment adviser, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds, ETFs, and share classes with innovative structures, strategies and pricing and making other enhancements to meet investor needs; (iv) broadening eligibility requirements for certain funds and share classes; (v) reducing management fees and total expenses for certain funds and classes; (vi) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (vii) rationalizing product lines and gaining increased efficiencies from fund mergers and liquidations; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (ix) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including their retirement income goals.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the investment adviser about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against one or more appropriate securities market indices, including a customized blended index that reflects the respective weights of the fund's asset classes (each a benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also receives and considers information about performance attribution. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the investment adviser the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses, including acquired fund fees and expenses, but after transaction costs, if any) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses, including acquired fund fees and expenses) compared to appropriate peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; the extent to which particular underlying funds affected performance; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the representative class (Service Class 2) and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contract should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio . The Board considered the fund's management fee and total expense ratio compared to selected groups of competitive funds and classes (referred to as "mapped groups" below) for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses, and also considered that the fund bears indirectly the fees and expenses, including the management fees, paid by the underlying funds in which it invests. Fidelity creates "mapped groups" by combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. Combining funds with similar investment objective categories aids the Board's comparison of management fees and total expense ratios by broadening the competitive group used for such comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

The Board noted that the fund's management fee rate ranked above the median of its Total Mapped Group and above the median of its ASPG for 2021. The Board considered Fidelity's explanation that, unlike most funds in its Total Mapped Group and ASPG that have a more static allocation to underlying funds, the fund actively manages its underlying investments and, in addition, has a unique investment strategy that attempts to manage the fund's volatility.

The Board further considered that FMR has contractually agreed to waive 0.05% of the fund's management fee through April 30, 2023.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of the total expense ratio of the representative class (Service Class 2) of the fund, the Board considered the fund's management fee rate as well as other "fund-level" expenses, such as pricing and bookkeeping fees and custodial, legal, and audit fees, paid by FMR under the fund's management contract. The Board also considered other "class-level" expenses, such as transfer agent fees and fund-paid 12b-1 fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The fund's representative class is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison, which focuses on the total expenses of the representative class relative to a subset of non-Fidelity funds within the similar sales load structure group that are similar in size and management fee structure. The total expense ASPG is limited to 15 larger and 15 smaller classes of different funds, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in expenses relating to these items.

The Board noted that the total net expense ratio of Service Class 2 ranked above the similar sales load structure group competitive median for 2021 and below the ASPG competitive median for 2021.

The Board considered that the fund has a managed volatility component unlike the majority of competitor funds in the affiliated funds-of-funds peer group and that when compared to a subset of managed volatility funds, Service Class 2 was below the similar sales load structure group median. The Board noted that the total expense ratio of Service Class 2 was also above the similar sales load structure group competitive median because of its 12b-1 fees and that, excluding 12b-1 fees of both the class and competitor classes, the total expense ratio of Service Class 2 ranked below the similar sales load structure group median. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure than the others, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

The Board further considered that FMR has contractually agreed to reimburse 0.10% of "class-level" expenses for Service Class and Service Class 2 as long as these classes continue to be sold to unaffiliated insurance companies.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds, including the Fidelity funds in which the fund invests.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) the extent to which current market conditions have affected retention and recruitment of personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent, pricing and bookkeeping fees, expense and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the changes in flows for different types of funds; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; and (ix) explanations regarding the relative total expense ratios and management fees of certain funds and classes, total expense and management fee competitive trends, and methodologies for total expense and management fee competitive comparisons. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable and that the fund's Advisory Contract should be renewed.

1.955015.109
VIPTV-ANN-0323
Fidelity® Variable Insurance Products:

Bond Index Portfolio

Annual Report
December 31, 2022

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

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You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.
Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.
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This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2022	Past 1 year	Life of Fund A
Initial Class	-13.19%	0.23%
Service Class	-13.27%	0.15%
Service Class 2	-13.38%	-0.02%

A     From April 19, 2018

The initial offering of Service Class shares took place on April 11, 2019. Returns prior to April 11, 2019, are those of Initial Class.
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Bond Index Portfolio - Initial Class, a class of the fund, on April 19, 2018, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg U.S. Aggregate Bond Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
U.S. taxable investment-grade bonds notably declined in 2022, as a multitude of crosscurrents challenged the global economy and financial markets. The Bloomberg U.S. Aggregate Bond Index returned -13.01% for the year, its worst annual return on record and the first time it ever ceded ground in back-to-back calendar years. In late 2021, the Federal Reserve began its pivot to a tighter monetary policy, tapering the large-scale asset purchases it initially started in 2008, and dramatically expanded in 2020 amid the COVID-19 pandemic. In early 2022, the Fed, faced with persistent inflationary pressure, began implementing an aggressive series of rate hikes, raising its benchmark interest rate seven times, by a total of 4.25 percentage points, between March and December. This helped push nominal and real (inflation-adjusted) U.S. bond yields to their highest level in more than a decade. Bond prices, which move inversely to yields, fell sharply. Credit spreads significantly widened, as investors demanded more yield for buying corporate debt and other credit-sensitive assets. In November and December, the bond market staged a broad rally (+3.21%) when comments by Fed Chair Jerome Powell pointed to a slowdown in the size and pace of rate hikes, but all major market segments lost ground for the 12 months, with higher-quality, shorter-term bonds holding up best. Spread sectors broadly trailed Treasuries on a duration-adjusted basis.
Comments from Co-Portfolio Managers Brandon Bettencourt and Richard Munclinger:
For the fiscal year, the fund's share classes (excluding sales charges, if any) returned from about -13.0% to -13.3%, roughly in line, net of fees, with the -13.01% return of the benchmark, the Bloomberg U.S. Aggregate Bond Index. Our goal is to produce monthly returns, before expenses, that closely match the benchmark return. Given the large number of securities in the index (roughly 13,000) and the significant cost and liquidity challenges associated with full replication of the index, we use "stratified sampling techniques" in constructing the portfolio. This approach involves defining and maintaining an "optimal" subset of constituent securities that, in aggregate, mirrors the chief characteristics of the index - including maturity, duration, sector allocation, credit quality and other factors.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary December 31, 2022 (Unaudited)
Quality Diversification (% of Fund's net assets)

Percentages shown as 0.0% may reflect amounts less than 0.05%.

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of Fund's net assets)

Foreign investments - 8.1%

Schedule of Investments December 31, 2022
Showing Percentage of Net Assets

Nonconvertible Bonds - 24.7%
	Principal Amount (a)	Value ($)
COMMUNICATION SERVICES - 1.9%
Diversified Telecommunication Services - 0.7%
AT&T, Inc.:
1.65% 2/1/28	200,000	168,910
2.25% 2/1/32	50,000	39,191
2.75% 6/1/31	300,000	248,614
3.3% 2/1/52	50,000	33,257
3.5% 6/1/41	1,000,000	745,734
3.5% 9/15/53	347,000	234,203
3.55% 9/15/55	340,000	226,863
3.65% 6/1/51	280,000	197,207
3.65% 9/15/59	257,000	172,018
3.8% 2/15/27	43,000	41,036
4.1% 2/15/28	143,000	136,271
4.65% 6/1/44	40,000	33,577
Telefonica Emisiones S.A.U.:
4.103% 3/8/27	150,000	142,316
5.213% 3/8/47	250,000	200,748
Verizon Communications, Inc.:
1.5% 9/18/30	270,000	209,907
2.355% 3/15/32	9,000	7,134
2.65% 11/20/40	60,000	40,499
2.987% 10/30/56	227,000	138,493
3.55% 3/22/51	500,000	356,177
3.875% 2/8/29	210,000	197,036
4% 3/22/50	114,000	89,189
4.016% 12/3/29	100,000	93,405
4.125% 8/15/46	54,000	42,902
4.272% 1/15/36	276,000	245,691
4.329% 9/21/28	643,000	618,234
5.012% 8/21/54	38,000	34,444
		4,693,056
Entertainment - 0.1%
The Walt Disney Co.:
2% 9/1/29	50,000	41,915
2.65% 1/13/31	200,000	170,713
2.75% 9/1/49	100,000	66,140
3.5% 5/13/40	30,000	24,150
3.6% 1/13/51	30,000	22,843
3.7% 9/15/24	300,000	293,484
3.8% 3/22/30	110,000	102,522
3.8% 5/13/60	30,000	22,852
4.7% 3/23/50	100,000	91,795
		836,414
Interactive Media & Services - 0.1%
Alphabet, Inc.:
1.1% 8/15/30	200,000	156,515
1.9% 8/15/40	264,000	175,197
2.05% 8/15/50	170,000	99,358
Meta Platforms, Inc.:
3.5% 8/15/27	60,000	55,920
3.85% 8/15/32	60,000	52,796
4.45% 8/15/52	150,000	119,198
		658,984
Media - 0.7%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
3.7% 4/1/51	30,000	18,242
3.75% 2/15/28	100,000	90,171
4.2% 3/15/28	48,000	44,117
5.125% 7/1/49	60,000	45,370
5.375% 4/1/38	42,000	34,967
5.375% 5/1/47	190,000	149,044
6.384% 10/23/35	621,000	605,342
Comcast Corp.:
2.45% 8/15/52	135,000	78,654
2.65% 2/1/30	80,000	69,210
2.8% 1/15/51	180,000	113,599
2.887% 11/1/51	179,000	114,962
2.937% 11/1/56	385,000	238,094
2.987% 11/1/63	305,000	184,420
3.4% 4/1/30	87,000	79,330
3.55% 5/1/28	76,000	71,369
3.7% 4/15/24	30,000	29,543
3.75% 4/1/40	31,000	25,566
3.9% 3/1/38	50,000	43,088
4.049% 11/1/52	146,000	115,548
Discovery Communications LLC:
3.625% 5/15/30	220,000	181,300
4% 9/15/55	85,000	51,074
4.65% 5/15/50	100,000	68,772
5.2% 9/20/47	18,000	13,371
Fox Corp.:
4.709% 1/25/29	34,000	32,853
5.476% 1/25/39	189,000	171,976
5.576% 1/25/49	23,000	20,520
Magallanes, Inc.:
3.755% 3/15/27 (b)	100,000	90,053
4.279% 3/15/32 (b)	189,000	155,692
5.05% 3/15/42 (b)	100,000	76,508
5.141% 3/15/52 (b)	175,000	127,219
Paramount Global:
4.2% 6/1/29	210,000	186,973
4.95% 1/15/31	190,000	168,857
5.85% 9/1/43	363,000	301,430
Time Warner Cable LLC 5.5% 9/1/41	351,000	291,286
TWDC Enterprises 18 Corp.:
2.95% 6/15/27	98,000	91,274
3% 2/13/26	210,000	198,853
		4,378,647
Wireless Telecommunication Services - 0.3%
America Movil S.A.B. de CV 3.625% 4/22/29	200,000	181,288
T-Mobile U.S.A., Inc.:
3% 2/15/41	529,000	373,275
3.5% 4/15/25	410,000	394,299
3.75% 4/15/27	80,000	75,351
3.875% 4/15/30	80,000	72,465
4.375% 4/15/40	74,000	63,152
4.5% 4/15/50	80,000	65,771
5.2% 1/15/33	55,000	54,504
5.65% 1/15/53	55,000	53,234
Vodafone Group PLC:
4.375% 5/30/28	97,000	95,304
5.25% 5/30/48	170,000	149,724
6.15% 2/27/37	392,000	397,140
		1,975,507
TOTAL COMMUNICATION SERVICES		12,542,608
CONSUMER DISCRETIONARY - 1.6%
Automobiles - 0.2%
American Honda Finance Corp. 1.2% 7/8/25	330,000	301,636
General Motors Co.:
5.95% 4/1/49	200,000	174,303
6.125% 10/1/25	455,000	463,058
6.75% 4/1/46	69,000	66,151
General Motors Financial Co., Inc.:
4.35% 4/9/25	84,000	81,717
5.65% 1/17/29	250,000	245,563
		1,332,428
Diversified Consumer Services - 0.2%
American University 3.672% 4/1/49	130,000	99,682
Duke University 2.832% 10/1/55	30,000	20,236
George Washington University 4.126% 9/15/48	100,000	82,867
Ingersoll-Rand Global Holding Co. Ltd. 3.75% 8/21/28	210,000	196,645
Massachusetts Institute of Technology 2.989% 7/1/50	250,000	181,736
Northwestern University 3.662% 12/1/57	100,000	76,048
University of Chicago 3% 10/1/52	100,000	68,780
University of Southern California 2.945% 10/1/51	240,000	160,873
		886,867
Hotels, Restaurants & Leisure - 0.3%
Expedia, Inc. 5% 2/15/26	160,000	157,888
Marriott International, Inc. 3.125% 6/15/26	390,000	365,092
McDonald's Corp.:
2.125% 3/1/30	400,000	334,609
2.625% 9/1/29	150,000	131,551
3.3% 7/1/25	32,000	30,954
3.5% 7/1/27	91,000	86,320
3.6% 7/1/30	340,000	311,833
3.8% 4/1/28	84,000	80,377
4.2% 4/1/50	40,000	33,280
4.7% 12/9/35	109,000	104,242
Starbucks Corp.:
2.55% 11/15/30	597,000	501,944
4.5% 11/15/48	50,000	42,867
		2,180,957
Internet & Direct Marketing Retail - 0.2%
Alibaba Group Holding Ltd.:
2.125% 2/9/31	240,000	189,302
3.15% 2/9/51	245,000	152,444
Amazon.com, Inc.:
0.8% 6/3/25	110,000	100,448
1% 5/12/26	6,000	5,314
2.1% 5/12/31	105,000	85,748
2.4% 2/22/23	50,000	49,837
2.5% 6/3/50	110,000	69,323
3.1% 5/12/51	105,000	74,782
3.875% 8/22/37	440,000	389,805
4.05% 8/22/47	280,000	240,084
		1,357,087
Leisure Products - 0.0%
Hasbro, Inc. 3.55% 11/19/26	110,000	103,150
Multiline Retail - 0.2%
Dollar General Corp. 5% 11/1/32	110,000	108,507
Dollar Tree, Inc. 4% 5/15/25	248,000	242,114
Kohl's Corp. 4.25% 7/17/25	265,000	248,438
Target Corp.:
2.25% 4/15/25	508,000	481,925
2.65% 9/15/30	77,000	66,163
3.9% 11/15/47	40,000	32,587
4% 7/1/42	15,000	13,078
		1,192,812
Specialty Retail - 0.4%
AutoZone, Inc.:
3.625% 4/15/25	62,000	59,988
4% 4/15/30	150,000	138,892
Lowe's Companies, Inc.:
3.5% 4/1/51	300,000	210,280
3.65% 4/5/29	80,000	73,915
4.05% 5/3/47	53,000	41,453
5% 4/15/33	220,000	214,766
O'Reilly Automotive, Inc. 3.6% 9/1/27	260,000	245,035
The Home Depot, Inc.:
2.7% 4/15/30	146,000	127,304
2.8% 9/14/27	84,000	77,805
2.95% 6/15/29	686,000	620,602
3.35% 4/15/50	100,000	73,403
3.9% 6/15/47	29,000	23,839
4.25% 4/1/46	104,000	90,045
4.5% 12/6/48	90,000	81,611
TJX Companies, Inc. 3.875% 4/15/30	687,000	642,698
		2,721,636
Textiles, Apparel & Luxury Goods - 0.1%
NIKE, Inc.:
2.4% 3/27/25	38,000	36,295
2.85% 3/27/30	570,000	509,378
3.375% 3/27/50	40,000	31,293
		576,966
TOTAL CONSUMER DISCRETIONARY		10,351,903
CONSUMER STAPLES - 1.9%
Beverages - 0.5%
Anheuser-Busch InBev Worldwide, Inc.:
4% 4/13/28	91,000	86,611
4.5% 6/1/50	100,000	87,464
4.6% 4/15/48	78,000	67,778
4.6% 6/1/60	50,000	43,368
4.95% 1/15/42	461,000	432,298
5.45% 1/23/39	270,000	269,408
5.55% 1/23/49	130,000	128,518
5.8% 1/23/59 (Reg. S)	170,000	173,887
Constellation Brands, Inc.:
3.6% 2/15/28	63,000	58,383
5.25% 11/15/48	50,000	46,841
Diageo Capital PLC:
1.375% 9/29/25	200,000	183,381
2% 4/29/30	200,000	164,277
Dr. Pepper Snapple Group, Inc.:
2.55% 9/15/26	50,000	45,744
3.8% 5/1/50	190,000	142,671
Molson Coors Beverage Co. 4.2% 7/15/46	92,000	71,334
PepsiCo, Inc.:
1.4% 2/25/31	440,000	346,590
1.625% 5/1/30	267,000	217,171
4% 5/2/47	116,000	100,549
The Coca-Cola Co.:
1.45% 6/1/27	30,000	26,483
1.65% 6/1/30	30,000	24,544
2.5% 6/1/40	30,000	21,860
2.6% 6/1/50	30,000	19,871
2.75% 6/1/60	30,000	20,027
3.45% 3/25/30	186,000	172,970
4.2% 3/25/50	150,000	137,698
		3,089,726
Food & Staples Retailing - 0.8%
Costco Wholesale Corp. 1.375% 6/20/27	395,000	345,960
Kroger Co.:
1.7% 1/15/31	400,000	308,384
2.65% 10/15/26	230,000	211,107
3.7% 8/1/27	100,000	94,480
5.4% 1/15/49	28,000	26,715
Sysco Corp.:
3.3% 2/15/50	50,000	34,249
4.45% 3/15/48	52,000	42,632
6.6% 4/1/50	220,000	239,778
Walgreens Boots Alliance, Inc.:
3.2% 4/15/30	130,000	112,500
3.45% 6/1/26	81,000	77,003
4.1% 4/15/50	130,000	95,634
Walmart, Inc.:
3.05% 7/8/26	10,000	9,616
3.3% 4/22/24	3,220,000	3,154,418
3.625% 12/15/47	20,000	16,346
3.7% 6/26/28	170,000	164,251
3.95% 6/28/38	150,000	137,259
4.05% 6/29/48	80,000	70,997
		5,141,329
Food Products - 0.3%
Archer Daniels Midland Co. 2.5% 8/11/26	450,000	417,280
Campbell Soup Co. 4.15% 3/15/28	80,000	76,398
Conagra Brands, Inc.:
4.85% 11/1/28	190,000	185,275
5.3% 11/1/38	13,000	12,242
5.4% 11/1/48	60,000	55,442
General Mills, Inc.:
2.875% 4/15/30	40,000	34,557
3% 2/1/51	80,000	54,701
4.2% 4/17/28	89,000	86,003
JBS U.S.A. Lux SA / JBS Food Co.:
3% 5/15/32 (b)	100,000	76,685
5.75% 4/1/33 (b)	150,000	143,067
Kellogg Co. 4.5% 4/1/46	32,000	27,265
Tyson Foods, Inc.:
4% 3/1/26	70,000	67,825
5.1% 9/28/48	50,000	46,128
Unilever Capital Corp.:
1.375% 9/14/30	135,000	105,449
2% 7/28/26	280,000	255,167
3.125% 3/22/23	100,000	99,990
		1,743,474
Household Products - 0.1%
Kimberly-Clark Corp.:
1.05% 9/15/27	110,000	93,799
3.1% 3/26/30	22,000	19,790
Procter & Gamble Co.:
3% 3/25/30	105,000	95,930
3.55% 3/25/40	160,000	137,840
		347,359
Personal Products - 0.0%
Estee Lauder Companies, Inc. 1.95% 3/15/31	200,000	161,748
Tobacco - 0.2%
Altria Group, Inc.:
2.625% 9/16/26	110,000	100,860
3.4% 5/6/30	300,000	256,426
3.875% 9/16/46	38,000	25,409
4.8% 2/14/29	120,000	115,143
5.8% 2/14/39	100,000	92,207
5.95% 2/14/49	30,000	26,677
BAT Capital Corp.:
3.557% 8/15/27	130,000	118,763
4.39% 8/15/37	521,000	405,078
4.54% 8/15/47	213,000	150,500
Philip Morris International, Inc.:
2.875% 5/1/24	80,000	77,628
3.125% 3/2/28	54,000	49,019
4.375% 11/15/41	265,000	218,390
		1,636,100
TOTAL CONSUMER STAPLES		12,119,736
ENERGY - 1.6%
Energy Equipment & Services - 0.0%
Baker Hughes Co. 4.08% 12/15/47	172,000	134,155
Oil, Gas & Consumable Fuels - 1.6%
Canadian Natural Resources Ltd.:
3.85% 6/1/27	558,000	525,492
4.95% 6/1/47	19,000	16,482
Cenovus Energy, Inc. 5.4% 6/15/47	124,000	110,910
Chevron Corp.:
1.141% 5/11/23	80,000	78,963
1.554% 5/11/25	80,000	74,421
1.995% 5/11/27	80,000	71,846
2.236% 5/11/30	80,000	68,552
2.978% 5/11/40	80,000	59,778
3.078% 5/11/50	80,000	57,413
Chevron U.S.A., Inc.:
3.85% 1/15/28	55,000	53,080
4.95% 8/15/47	30,000	27,670
ConocoPhillips Co.:
5.95% 3/15/46	86,000	91,760
6.5% 2/1/39	260,000	291,337
Devon Energy Corp. 5% 6/15/45	80,000	69,073
Eastern Gas Transmission & Storage, Inc. 3.9% 11/15/49	60,000	42,379
Enbridge Energy Partners LP 5.875% 10/15/25	76,000	77,177
Enbridge, Inc. 5.5% 12/1/46	60,000	56,409
Energy Transfer LP:
4.2% 9/15/23	30,000	29,812
4.5% 4/15/24	50,000	49,288
5% 5/15/50	160,000	127,829
5.8% 6/15/38	70,000	64,086
6% 6/15/48	356,000	320,915
6.25% 4/15/49	30,000	27,896
Enterprise Products Operating LP:
3.125% 7/31/29	70,000	61,631
3.95% 2/15/27	85,000	81,522
4.2% 1/31/50	418,000	328,661
4.25% 2/15/48	105,000	84,253
EOG Resources, Inc. 4.375% 4/15/30	510,000	493,000
Equinor ASA:
3.125% 4/6/30	357,000	320,528
3.25% 11/18/49	160,000	116,222
3.625% 9/10/28	120,000	113,550
Exxon Mobil Corp.:
3.452% 4/15/51	330,000	248,435
4.227% 3/19/40	421,000	378,808
Hess Corp.:
4.3% 4/1/27	150,000	143,258
7.125% 3/15/33	130,000	140,017
Kinder Morgan Energy Partners LP:
5% 8/15/42	100,000	85,593
5% 3/1/43	215,000	183,641
Kinder Morgan, Inc.:
3.15% 1/15/23	119,000	118,897
4.3% 3/1/28	112,000	107,288
5.2% 3/1/48	30,000	25,885
Magellan Midstream Partners LP:
3.95% 3/1/50	75,000	54,883
5% 3/1/26	72,000	71,520
Marathon Oil Corp. 4.4% 7/15/27	240,000	229,193
Marathon Petroleum Corp.:
4.75% 9/15/44	21,000	17,535
5.125% 12/15/26	410,000	407,454
MPLX LP:
4.5% 7/15/23	82,000	81,668
4.7% 4/15/48	28,000	22,096
4.8% 2/15/29	30,000	28,708
5.5% 2/15/49	310,000	272,456
ONEOK, Inc.:
4.45% 9/1/49	40,000	29,723
4.55% 7/15/28	59,000	55,685
6.1% 11/15/32	220,000	219,989
Ovintiv, Inc. 6.5% 2/1/38	50,000	49,537
Phillips 66 Co.:
3.15% 12/15/29 (b)	170,000	148,303
3.9% 3/15/28	94,000	88,712
Pioneer Natural Resources Co.:
1.125% 1/15/26	230,000	205,001
1.9% 8/15/30	19,000	14,879
Sabine Pass Liquefaction LLC 4.5% 5/15/30	850,000	787,879
Shell International Finance BV:
3.125% 11/7/49	100,000	70,276
3.25% 4/6/50	100,000	71,728
3.75% 9/12/46	70,000	54,818
4.375% 5/11/45	293,000	256,022
Spectra Energy Partners LP 3.375% 10/15/26	158,000	147,022
Suncor Energy, Inc. 4% 11/15/47	179,000	135,701
The Williams Companies, Inc.:
3.75% 6/15/27	35,000	32,944
4.85% 3/1/48	83,000	70,147
Total Capital International SA 3.127% 5/29/50	220,000	155,368
TransCanada PipeLines Ltd.:
4.1% 4/15/30	190,000	174,053
7.625% 1/15/39	231,000	264,103
Transcontinental Gas Pipe Line Co. LLC:
3.25% 5/15/30	66,000	57,274
3.95% 5/15/50	180,000	136,871
Valero Energy Corp.:
2.85% 4/15/25	190,000	179,810
4.35% 6/1/28	20,000	19,269
		10,034,384
TOTAL ENERGY		10,168,539
FINANCIALS - 8.6%
Banks - 5.1%
Banco Santander SA:
1.849% 3/25/26	200,000	176,528
2.958% 3/25/31	200,000	158,981
Bank of America Corp.:
0.81% 10/24/24 (c)	500,000	479,427
0.981% 9/25/25 (c)	600,000	552,225
1.197% 10/24/26 (c)	924,000	821,464
2.651% 3/11/32 (c)	180,000	144,077
2.676% 6/19/41 (c)	100,000	67,270
2.687% 4/22/32 (c)	356,000	284,937
3.419% 12/20/28 (c)	220,000	199,216
3.458% 3/15/25 (c)	1,900,000	1,849,566
3.55% 3/5/24 (c)	113,000	112,575
3.946% 1/23/49 (c)	23,000	17,785
3.97% 3/5/29 (c)	125,000	115,341
3.974% 2/7/30 (c)	60,000	54,494
4% 1/22/25	370,000	362,141
4.083% 3/20/51 (c)	220,000	172,163
4.271% 7/23/29 (c)	80,000	74,600
4.33% 3/15/50 (c)	60,000	49,211
5% 1/21/44	400,000	367,757
6.204% 11/10/28 (c)	500,000	516,236
Bank of Nova Scotia:
1.95% 2/2/27	100,000	89,020
3.4% 2/11/24	140,000	137,682
Barclays PLC:
2.279% 11/24/27 (c)	400,000	345,751
2.852% 5/7/26 (c)	516,000	479,480
4.337% 1/10/28	200,000	185,825
5.088% 6/20/30 (c)	726,000	668,690
Canadian Imperial Bank of Commerce 3.6% 4/7/32	143,000	126,020
Citigroup, Inc.:
3 month U.S. LIBOR + 1.150% 3.52% 10/27/28 (c)(d)	205,000	187,041
2.976% 11/5/30 (c)	270,000	227,023
3.106% 4/8/26 (c)	500,000	473,291
3.29% 3/17/26 (c)	170,000	161,594
3.98% 3/20/30 (c)	160,000	144,302
4.65% 7/23/48	78,000	67,082
5.316% 3/26/41 (c)	617,000	588,192
5.875% 2/22/33	250,000	247,831
Citizens Financial Group, Inc. 2.638% 9/30/32	78,000	57,896
Export-Import Bank of Korea 2.875% 1/21/25	350,000	335,650
Fifth Third Bancorp:
2.55% 5/5/27	200,000	179,558
6.361% 10/27/28 (c)	120,000	123,467
HSBC Holdings PLC:
4.292% 9/12/26 (c)	1,060,000	1,013,950
6.8% 6/1/38	449,000	445,634
7.39% 11/3/28 (c)	220,000	231,209
Huntington Bancshares, Inc. 4.443% 8/4/28 (c)	70,000	66,677
ING Groep NV 2.727% 4/1/32 (c)	200,000	159,345
Japan Bank International Cooperation:
0.625% 7/15/25	750,000	676,650
1.25% 1/21/31	580,000	451,466
JPMorgan Chase & Co.:
0.653% 9/16/24 (c)	790,000	761,835
1.47% 9/22/27 (c)	390,000	337,648
1.578% 4/22/27 (c)	188,000	165,189
1.953% 2/4/32 (c)	250,000	191,231
2.083% 4/22/26 (c)	200,000	185,659
2.522% 4/22/31 (c)	150,000	122,743
2.545% 11/8/32 (c)	40,000	31,617
2.58% 4/22/32 (c)	189,000	151,397
2.739% 10/15/30 (c)	720,000	603,804
2.95% 10/1/26	224,000	208,908
2.956% 5/13/31 (c)	50,000	41,198
3.109% 4/22/51 (c)	100,000	65,519
3.875% 9/10/24	240,000	234,929
3.882% 7/24/38 (c)	734,000	609,218
4.005% 4/23/29 (c)	43,000	39,781
4.203% 7/23/29 (c)	30,000	27,954
4.452% 12/5/29 (c)	200,000	187,871
4.95% 6/1/45	135,000	120,615
5.717% 9/14/33 (c)	120,000	117,126
Korea Development Bank 0.4% 6/19/24	300,000	280,747
Lloyds Banking Group PLC:
4.45% 5/8/25	200,000	196,171
4.582% 12/10/25	1,518,000	1,469,875
Mitsubishi UFJ Financial Group, Inc.:
2.193% 2/25/25	740,000	692,562
3.287% 7/25/27	150,000	138,174
3.751% 7/18/39	290,000	235,580
3.777% 3/2/25	84,000	81,678
Mizuho Financial Group, Inc.:
0.849% 9/8/24 (c)	400,000	386,035
1.554% 7/9/27 (c)	285,000	248,277
2.226% 5/25/26 (c)	400,000	367,390
NatWest Group PLC:
3.073% 5/22/28 (c)	290,000	259,158
3.875% 9/12/23	220,000	217,726
Oesterreichische Kontrollbank AG 0.375% 9/17/25	83,000	74,434
PNC Financial Services Group, Inc.:
1.15% 8/13/26	514,000	451,176
2.2% 11/1/24	70,000	66,883
5.354% 12/2/28 (c)	90,000	90,708
Rabobank Nederland New York Branch 0.375% 1/12/24	1,300,000	1,239,532
Royal Bank of Canada:
0.75% 10/7/24	480,000	446,304
2.55% 7/16/24	360,000	347,317
4.65% 1/27/26	55,000	54,265
Santander Holdings U.S.A., Inc. 4.5% 7/17/25	82,000	80,164
Sumitomo Mitsui Financial Group, Inc.:
1.474% 7/8/25	400,000	364,467
2.174% 1/14/27	800,000	709,154
2.348% 1/15/25	200,000	189,240
2.75% 1/15/30	200,000	167,819
3.784% 3/9/26	640,000	615,592
3.936% 10/16/23	80,000	79,108
The Toronto-Dominion Bank:
1.95% 1/12/27	100,000	89,102
2.65% 6/12/24	510,000	493,354
Truist Financial Corp.:
1.2% 8/5/25	700,000	640,257
1.267% 3/2/27 (c)	29,000	25,691
U.S. Bancorp 1.375% 7/22/30	210,000	162,308
Wells Fargo & Co.:
2.164% 2/11/26 (c)	310,000	288,992
2.188% 4/30/26 (c)	340,000	316,424
2.572% 2/11/31 (c)	690,000	571,366
3.068% 4/30/41 (c)	100,000	71,329
3.584% 5/22/28 (c)	82,000	76,137
3.75% 1/24/24	150,000	147,962
4.1% 6/3/26	1,194,000	1,156,093
4.75% 12/7/46	157,000	131,479
4.897% 7/25/33 (c)	130,000	123,439
5.013% 4/4/51 (c)	130,000	115,262
5.375% 2/7/35	100,000	97,012
Westpac Banking Corp.:
2.894% 2/4/30 (c)	590,000	540,901
4.11% 7/24/34 (c)	320,000	274,358
		33,521,564
Capital Markets - 1.5%
Ares Capital Corp. 2.15% 7/15/26	234,000	198,121
Bank of New York Mellon Corp.:
0.35% 12/7/23	1,100,000	1,055,544
1.8% 7/28/31	80,000	61,746
3.85% 4/28/28	27,000	25,895
BlackRock, Inc. 3.5% 3/18/24	470,000	462,319
Brookfield Finance, Inc. 2.724% 4/15/31	312,000	250,247
Charles Schwab Corp. 2% 3/20/28	215,000	188,969
Credit Suisse AG 0.495% 2/2/24	700,000	647,328
Credit Suisse Group AG 4.55% 4/17/26	250,000	220,493
Deutsche Bank AG 4.1% 1/13/26	200,000	191,973
Deutsche Bank AG New York Branch:
2.311% 11/16/27 (c)	150,000	127,182
3.7% 5/30/24	200,000	194,351
3.729% 1/14/32 (c)	200,000	146,643
4.1% 1/13/26	200,000	192,212
Goldman Sachs Group, Inc.:
2.615% 4/22/32 (c)	255,000	203,360
3.691% 6/5/28 (c)	440,000	408,818
4.017% 10/31/38 (c)	887,000	729,261
4.223% 5/1/29 (c)	60,000	55,897
4.411% 4/23/39 (c)	100,000	86,403
4.75% 10/21/45	28,000	24,549
Intercontinental Exchange, Inc.:
1.85% 9/15/32	180,000	135,618
2.65% 9/15/40	80,000	55,528
3% 6/15/50	138,000	92,315
3.75% 9/21/28	50,000	47,243
4.6% 3/15/33	240,000	229,570
Jefferies Financial Group, Inc. 4.85% 1/15/27	100,000	98,734
Moody's Corp. 4.875% 12/17/48	123,000	111,025
Morgan Stanley:
3 month U.S. LIBOR + 1.430% 4.457% 4/22/39 (c)(d)	295,000	258,975
2.699% 1/22/31 (c)	230,000	190,060
3.591% 7/22/28 (c)	210,000	192,623
3.625% 1/20/27	96,000	90,529
3.971% 7/22/38 (c)	120,000	101,035
4.375% 1/22/47	148,000	125,247
5.297% 4/20/37 (c)	140,000	128,010
5.597% 3/24/51 (c)	90,000	89,480
6.342% 10/18/33 (c)	320,000	335,297
6.375% 7/24/42	190,000	206,080
NASDAQ, Inc. 2.5% 12/21/40	100,000	64,823
Nomura Holdings, Inc. 3.103% 1/16/30	623,000	519,609
Northern Trust Corp. 1.95% 5/1/30	220,000	180,734
S&P Global, Inc.:
2.45% 3/1/27 (b)	590,000	538,842
4.75% 8/1/28 (b)	140,000	138,365
State Street Corp. 1.684% 11/18/27 (c)	204,000	180,696
		9,581,749
Consumer Finance - 0.7%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
2.45% 10/29/26	250,000	218,610
2.875% 8/14/24	150,000	142,018
3.85% 10/29/41	150,000	106,046
4.125% 7/3/23	300,000	297,903
4.45% 4/3/26	150,000	143,165
4.5% 9/15/23	150,000	149,015
4.625% 10/15/27	220,000	204,328
4.875% 1/16/24	150,000	148,569
Ally Financial, Inc.:
3.05% 6/5/23	120,000	118,642
5.125% 9/30/24	290,000	287,130
5.8% 5/1/25	250,000	248,689
American Express Co.:
2.5% 7/30/24	219,000	210,615
2.55% 3/4/27	100,000	90,970
3.3% 5/3/27	30,000	28,045
Capital One Financial Corp. 3.8% 1/31/28	251,000	234,603
John Deere Capital Corp.:
2.6% 3/7/24	60,000	58,446
2.8% 3/6/23	64,000	63,774
2.8% 7/18/29	220,000	195,993
3.65% 10/12/23	290,000	287,730
Synchrony Financial:
3.95% 12/1/27	150,000	133,777
4.375% 3/19/24	45,000	44,190
5.15% 3/19/29	159,000	150,457
Toyota Motor Credit Corp.:
0.5% 8/14/23	280,000	272,434
2.25% 10/18/23	113,000	110,641
3% 4/1/25	580,000	556,947
		4,502,737
Diversified Financial Services - 0.7%
AB Svensk Exportkredit 0.25% 9/29/23	200,000	193,149
Berkshire Hathaway, Inc. 4.5% 2/11/43	33,000	30,850
Blackstone Private Credit Fund:
2.7% 1/15/25	160,000	147,822
4.7% 3/24/25	180,000	172,546
BP Capital Markets America, Inc. 3% 2/24/50	240,000	160,073
Brixmor Operating Partnership LP:
4.05% 7/1/30	41,000	35,867
4.125% 5/15/29	19,000	16,987
Corebridge Financial, Inc. 6.875% 12/15/52 (b)(c)	100,000	92,403
DH Europe Finance II SARL:
2.2% 11/15/24	70,000	66,697
2.6% 11/15/29	80,000	70,082
3.4% 11/15/49	50,000	37,757
Equitable Holdings, Inc. 4.35% 4/20/28	360,000	342,995
Fedex Corp. 2020-1 Class AA pass-thru Trust equipment trust certificate 1.875% 8/20/35	34,829	28,545
Japan International Cooperation Agency 1.75% 4/28/31	200,000	161,487
KfW:
0.25% 10/19/23	300,000	289,337
0.375% 7/18/25	2,072,000	1,874,000
2.625% 2/28/24	400,000	390,153
2.875% 4/3/28	14,000	13,163
Landwirtschaftliche Rentenbank 3.125% 11/14/23	80,000	78,794
National Rural Utilities Cooperative Finance Corp. 4.15% 12/15/32	170,000	156,980
		4,359,687
Insurance - 0.6%
ACE INA Holdings, Inc.:
1.375% 9/15/30	350,000	271,687
4.35% 11/3/45	128,000	110,795
AFLAC, Inc. 3.6% 4/1/30	224,000	202,746
Allstate Corp.:
1.45% 12/15/30	110,000	84,248
5.55% 5/9/35	156,000	159,147
American International Group, Inc.:
2.5% 6/30/25	30,000	28,242
4.25% 3/15/29	100,000	93,420
4.375% 6/30/50	240,000	203,005
4.5% 7/16/44	25,000	21,696
4.75% 4/1/48	100,000	89,172
5.75% 4/1/48 (c)	280,000	267,449
Aon Corp. 3.75% 5/2/29	120,000	110,693
Baylor Scott & White Holdings Series 2021, 2.839% 11/15/50	120,000	78,208
Berkshire Hathaway Finance Corp.:
1.45% 10/15/30	120,000	95,440
2.85% 10/15/50	220,000	146,934
4.2% 8/15/48	243,000	213,798
Brighthouse Financial, Inc. 4.7% 6/22/47	28,000	20,482
Hartford Financial Services Group, Inc. 4.4% 3/15/48	70,000	57,734
Lincoln National Corp. 4.35% 3/1/48	160,000	120,181
Marsh & McLennan Companies, Inc.:
4.2% 3/1/48	110,000	90,594
4.9% 3/15/49	50,000	45,957
MetLife, Inc.:
4.05% 3/1/45	18,000	15,041
4.55% 3/23/30	600,000	589,777
4.875% 11/13/43	100,000	93,402
Progressive Corp. 4.2% 3/15/48	135,000	113,146
Prudential Financial, Inc.:
3.878% 3/27/28	23,000	22,054
3.935% 12/7/49	38,000	29,593
4.35% 2/25/50	285,000	241,317
5.125% 3/1/52 (c)	50,000	45,500
6% 9/1/52 (c)	40,000	38,659
The Travelers Companies, Inc. 4% 5/30/47	32,000	25,869
Willis Group North America, Inc. 2.95% 9/15/29	170,000	142,903
		3,868,889
TOTAL FINANCIALS		55,834,626
HEALTH CARE - 2.2%
Biotechnology - 0.4%
AbbVie, Inc.:
2.6% 11/21/24	60,000	57,400
2.95% 11/21/26	50,000	46,499
3.2% 11/21/29	80,000	72,118
3.8% 3/15/25	61,000	59,451
4.05% 11/21/39	50,000	42,797
4.25% 11/21/49	390,000	323,655
4.3% 5/14/36	40,000	36,019
4.55% 3/15/35	80,000	74,806
4.7% 5/14/45	120,000	106,584
4.875% 11/14/48	100,000	91,086
Amgen, Inc.:
3.15% 2/21/40	410,000	301,934
3.2% 11/2/27	56,000	51,848
3.375% 2/21/50	110,000	76,467
4.2% 3/1/33	260,000	240,533
4.4% 5/1/45	102,000	85,458
4.875% 3/1/53	50,000	44,344
Biogen, Inc. 3.25% 2/15/51	270,000	180,701
Gilead Sciences, Inc.:
2.8% 10/1/50	180,000	115,080
4% 9/1/36	40,000	35,258
4.15% 3/1/47	60,000	49,555
4.5% 2/1/45	311,000	273,607
		2,365,200
Health Care Equipment & Supplies - 0.2%
Abbott Laboratories:
3.875% 9/15/25	240,000	235,264
4.9% 11/30/46	20,000	19,499
Baxter International, Inc.:
1.915% 2/1/27	180,000	159,586
2.539% 2/1/32	180,000	142,991
Becton, Dickinson & Co.:
2.823% 5/20/30	150,000	128,739
3.7% 6/6/27	52,000	49,131
4.669% 6/6/47	130,000	114,395
Boston Scientific Corp.:
3.75% 3/1/26	120,000	115,837
4% 3/1/29	100,000	92,954
4.7% 3/1/49	140,000	125,244
GE Healthcare Holding LLC 5.905% 11/22/32 (b)	140,000	145,068
Medtronic, Inc. 4.625% 3/15/45	168,000	156,458
Stryker Corp. 2.9% 6/15/50	100,000	66,726
		1,551,892
Health Care Providers & Services - 1.1%
Aetna, Inc.:
2.8% 6/15/23	110,000	108,842
4.75% 3/15/44	60,000	52,835
AHS Hospital Corp. 2.78% 7/1/51	250,000	156,084
Allina Health System, Inc. 3.887% 4/15/49	20,000	15,936
Banner Health 2.913% 1/1/51	100,000	65,849
Baptist Healthcare System Obli 3.54% 8/15/50	100,000	71,776
Bon Secours Mercy Health, Inc. 2.095% 6/1/31	71,000	55,384
Cardinal Health, Inc. 3.41% 6/15/27	67,000	62,634
Centene Corp.:
2.625% 8/1/31	130,000	101,936
3.375% 2/15/30	260,000	219,796
Children's Hospital of Philadelphia 2.704% 7/1/50	79,000	50,414
Cigna Corp.:
3.75% 7/15/23	10,000	9,934
4.125% 11/15/25	25,000	24,426
4.375% 10/15/28	30,000	28,933
4.5% 2/25/26	74,000	72,864
4.8% 8/15/38	80,000	74,243
4.8% 7/15/46	465,000	414,838
4.9% 12/15/48	30,000	27,030
CommonSpirit Health 3.91% 10/1/50	125,000	92,511
CVS Health Corp.:
2.7% 8/21/40	467,000	322,636
3% 8/15/26	20,000	18,681
3.25% 8/15/29	195,000	174,448
3.75% 4/1/30	380,000	344,532
4.1% 3/25/25	32,000	31,531
4.25% 4/1/50	37,000	29,449
4.3% 3/25/28	264,000	255,352
5.05% 3/25/48	131,000	117,578
Elevance Health, Inc.:
3.35% 12/1/24	89,000	86,266
4.101% 3/1/28	50,000	47,916
4.375% 12/1/47	175,000	149,500
4.55% 3/1/48	120,000	104,748
Franciscan Missionaries of Our Lady Health System, Inc. 3.914% 7/1/49	120,000	91,649
HCA Holdings, Inc.:
4.5% 2/15/27	1,013,000	976,306
5.25% 6/15/49	100,000	85,171
Humana, Inc. 3.95% 3/15/27	445,000	426,572
INTEGRIS Baptist Medical Center, Inc. 3.875% 8/15/50	83,000	59,984
Kaiser Foundation Hospitals:
2.81% 6/1/41	63,000	45,648
3.266% 11/1/49	80,000	57,778
4.15% 5/1/47	30,000	25,416
MidMichigan Health 3.409% 6/1/50	33,000	22,677
Novant Health, Inc. 3.168% 11/1/51	105,000	72,517
Orlando Health Obligated Group 3.327% 10/1/50	57,000	39,441
Piedmont Healthcare, Inc. 2.719% 1/1/42	37,000	25,263
Providence St. Joseph Health Obligated Group 2.7% 10/1/51	130,000	76,872
Sutter Health 3.361% 8/15/50	130,000	88,110
Trinity Health Corp. 2.632% 12/1/40	50,000	34,690
UnitedHealth Group, Inc.:
1.15% 5/15/26	180,000	160,754
1.25% 1/15/26	81,000	73,405
2.375% 8/15/24	90,000	86,544
2.9% 5/15/50	120,000	81,183
3.05% 5/15/41	230,000	172,828
3.5% 8/15/39	772,000	630,944
3.7% 8/15/49	40,000	31,653
3.75% 10/15/47	30,000	23,854
4.45% 12/15/48	102,000	90,555
5.25% 2/15/28	90,000	92,001
5.35% 2/15/33	90,000	92,852
West Virginia University Health System Obligated Group 3.129% 6/1/50	70,000	44,861
		7,098,430
Life Sciences Tools & Services - 0.0%
PerkinElmer, Inc. 2.25% 9/15/31	90,000	70,518
Pharmaceuticals - 0.5%
AstraZeneca Finance LLC:
1.2% 5/28/26	290,000	258,190
2.25% 5/28/31	290,000	241,222
AstraZeneca PLC:
4.375% 11/16/45	45,000	40,388
4.375% 8/17/48	50,000	44,396
Bristol-Myers Squibb Co.:
2.9% 7/26/24	70,000	67,952
4.125% 6/15/39	100,000	88,977
4.55% 2/20/48	42,000	37,764
Eli Lilly & Co. 2.25% 5/15/50	200,000	125,295
GlaxoSmithKline Capital, Inc. 3.875% 5/15/28	130,000	124,646
GSK Consumer Healthcare Capital U.S. LLC 3.625% 3/24/32	250,000	219,470
Johnson & Johnson:
1.3% 9/1/30	110,000	88,674
2.1% 9/1/40	220,000	151,367
2.45% 9/1/60	110,000	67,140
3.4% 1/15/38	116,000	98,457
Merck & Co., Inc.:
3.7% 2/10/45	45,000	37,011
4.15% 5/18/43	266,000	235,538
Mylan NV 4.55% 4/15/28	20,000	18,502
Novartis Capital Corp.:
1.75% 2/14/25	100,000	94,248
2.75% 8/14/50	50,000	34,582
3.1% 5/17/27	90,000	85,278
4% 11/20/45	35,000	30,706
Pfizer, Inc.:
2.55% 5/28/40	125,000	90,385
2.7% 5/28/50	380,000	256,926
3.45% 3/15/29	70,000	66,011
4% 12/15/36	36,000	32,831
Shire Acquisitions Investments Ireland DAC 3.2% 9/23/26	110,000	103,165
Takeda Pharmaceutical Co. Ltd.:
2.05% 3/31/30	200,000	163,250
3.025% 7/9/40	272,000	199,609
Viatris, Inc.:
2.7% 6/22/30	100,000	78,183
4% 6/22/50	100,000	61,614
Zoetis, Inc. 4.45% 8/20/48	60,000	51,637
		3,293,414
TOTAL HEALTH CARE		14,379,454
INDUSTRIALS - 1.8%
Aerospace & Defense - 0.5%
General Dynamics Corp.:
2.125% 8/15/26	160,000	146,903
3.375% 5/15/23	81,000	80,549
4.25% 4/1/50	50,000	44,351
Lockheed Martin Corp.:
4.09% 9/15/52	70,000	58,622
4.7% 5/15/46	28,000	25,870
Northrop Grumman Corp.:
3.25% 1/15/28	80,000	73,780
4.03% 10/15/47	106,000	87,840
5.25% 5/1/50	120,000	118,163
Raytheon Technologies Corp.:
3.65% 8/16/23	4,000	3,966
3.75% 11/1/46	30,000	23,154
4.05% 5/4/47	18,000	14,760
4.125% 11/16/28	260,000	248,848
4.35% 4/15/47	50,000	42,524
4.45% 11/16/38	370,000	336,079
The Boeing Co.:
3.2% 3/1/29	126,000	110,488
4.875% 5/1/25	660,000	654,946
5.705% 5/1/40	836,000	797,178
5.805% 5/1/50	130,000	120,533
		2,988,554
Air Freight & Logistics - 0.1%
FedEx Corp.:
4.05% 2/15/48	150,000	113,771
4.25% 5/15/30	175,000	165,071
4.9% 1/15/34	130,000	122,854
4.95% 10/17/48	102,000	88,664
United Parcel Service, Inc.:
2.8% 11/15/24	88,000	84,849
5.3% 4/1/50	170,000	176,391
		751,600
Airlines - 0.1%
Southwest Airlines Co. 5.125% 6/15/27	595,000	587,483
United Airlines pass-thru trust equipment trust certificate 3.1% 1/7/30	202,447	182,504
		769,987
Building Products - 0.1%
Carrier Global Corp.:
2.493% 2/15/27	50,000	45,071
2.722% 2/15/30	100,000	84,189
3.377% 4/5/40	195,000	148,000
3.577% 4/5/50	50,000	35,653
Johnson Controls International PLC/Tyco Fire & Security Finance SCA 4.9% 12/1/32	150,000	147,441
Masco Corp.:
2% 2/15/31	103,000	79,248
3.125% 2/15/51	52,000	32,253
		571,855
Commercial Services & Supplies - 0.1%
Republic Services, Inc.:
1.45% 2/15/31	500,000	385,460
3.95% 5/15/28	28,000	26,597
		412,057
Industrial Conglomerates - 0.2%
3M Co.:
2.375% 8/26/29	177,000	150,121
2.65% 4/15/25	24,000	22,929
3% 8/7/25	310,000	297,081
3.05% 4/15/30	19,000	16,681
3.7% 4/15/50	24,000	18,371
General Electric Co. 4.35% 5/1/50	489,000	398,088
Honeywell International, Inc.:
2.8% 6/1/50	150,000	106,597
3.812% 11/21/47	20,000	16,527
		1,026,395
Machinery - 0.2%
Caterpillar Financial Services Corp.:
0.45% 9/14/23	170,000	164,809
1.1% 9/14/27	530,000	451,951
3.45% 5/15/23	182,000	181,152
3.65% 12/7/23	310,000	306,583
Caterpillar, Inc. 3.25% 9/19/49	110,000	82,894
Deere & Co. 2.875% 9/7/49	130,000	92,664
Ingersoll-Rand Luxembourg Finance SA 3.8% 3/21/29	125,000	115,047
Otis Worldwide Corp.:
2.056% 4/5/25	48,000	44,910
2.565% 2/15/30	70,000	58,814
3.362% 2/15/50	50,000	34,971
Parker Hannifin Corp. 4% 6/14/49	110,000	86,932
		1,620,727
Professional Services - 0.0%
Thomson Reuters Corp. 3.35% 5/15/26	76,000	71,896
Road & Rail - 0.3%
Burlington Northern Santa Fe LLC:
3.05% 2/15/51	211,000	146,608
3.25% 6/15/27	30,000	28,356
4.05% 6/15/48	207,000	172,428
4.45% 3/15/43	100,000	89,498
Canadian National Railway Co. 2.45% 5/1/50	210,000	130,248
Canadian Pacific Railway Co.:
1.75% 12/2/26	140,000	124,759
2.45% 12/2/31	140,000	115,949
3.1% 12/2/51	140,000	94,121
CSX Corp.:
4.3% 3/1/48	140,000	118,837
4.5% 3/15/49	160,000	139,155
4.75% 11/15/48	70,000	63,226
Norfolk Southern Corp.:
3.8% 8/1/28	63,000	59,887
4.05% 8/15/52	90,000	72,088
4.15% 2/28/48	38,000	31,200
Union Pacific Corp.:
2.75% 3/1/26	160,000	151,297
2.891% 4/6/36	79,000	62,787
2.973% 9/16/62	290,000	186,278
3.25% 2/5/50	50,000	36,028
3.5% 6/8/23	270,000	268,049
3.6% 9/15/37	38,000	32,117
3.839% 3/20/60	70,000	54,074
5.15% 1/20/63	120,000	115,279
		2,292,269
Trading Companies & Distributors - 0.2%
Air Lease Corp.:
2.875% 1/15/26	120,000	111,031
3.25% 3/1/25	88,000	83,503
3.75% 6/1/26	158,000	147,992
3.875% 7/3/23	526,000	521,250
4.25% 2/1/24	170,000	167,071
		1,030,847
TOTAL INDUSTRIALS		11,536,187
INFORMATION TECHNOLOGY - 2.0%
Electronic Equipment & Components - 0.1%
Corning, Inc. 5.35% 11/15/48	10,000	9,174
Dell International LLC/EMC Corp.:
5.3% 10/1/29	390,000	381,421
8.1% 7/15/36	80,000	89,649
8.35% 7/15/46	187,000	213,042
		693,286
IT Services - 0.6%
CDW LLC/CDW Finance Corp. 2.67% 12/1/26	150,000	133,173
Fidelity National Information Services, Inc.:
1.15% 3/1/26	246,000	215,716
2.25% 3/1/31	200,000	156,722
Fiserv, Inc.:
2.75% 7/1/24	440,000	425,051
3.5% 7/1/29	80,000	72,073
4.4% 7/1/49	240,000	194,710
Global Payments, Inc.:
1.2% 3/1/26	346,000	301,593
5.4% 8/15/32	140,000	133,329
IBM Corp.:
1.95% 5/15/30	175,000	142,724
2.95% 5/15/50	175,000	113,880
3.5% 5/15/29	843,000	774,920
MasterCard, Inc.:
2% 11/18/31	240,000	192,676
2.95% 6/1/29	50,000	45,133
3.3% 3/26/27	38,000	36,190
3.35% 3/26/30	53,000	48,594
3.85% 3/26/50	115,000	95,960
PayPal Holdings, Inc.:
1.65% 6/1/25	70,000	64,985
2.3% 6/1/30	120,000	98,580
The Western Union Co. 2.85% 1/10/25	70,000	66,650
Visa, Inc.:
1.1% 2/15/31	250,000	191,489
2.05% 4/15/30	350,000	295,750
2.7% 4/15/40	150,000	113,627
4.15% 12/14/35	38,000	35,893
		3,949,418
Semiconductors & Semiconductor Equipment - 0.5%
Analog Devices, Inc. 2.8% 10/1/41	130,000	95,144
Applied Materials, Inc. 4.35% 4/1/47	28,000	25,177
Broadcom Corp./Broadcom Cayman LP 3.5% 1/15/28	1,324,000	1,204,497
Broadcom, Inc.:
3.419% 4/15/33 (b)	82,000	65,740
4.3% 11/15/32	250,000	220,335
4.75% 4/15/29	50,000	47,626
5% 4/15/30	50,000	47,470
Intel Corp.:
3.25% 11/15/49	110,000	74,862
3.734% 12/8/47	617,000	462,394
Lam Research Corp. 2.875% 6/15/50	150,000	100,232
Micron Technology, Inc. 4.663% 2/15/30	230,000	208,604
NVIDIA Corp.:
2% 6/15/31	216,000	173,000
2.85% 4/1/30	100,000	87,231
3.5% 4/1/40	50,000	40,490
3.5% 4/1/50	50,000	37,738
NXP BV/NXP Funding LLC/NXP U.S.A., Inc. 2.65% 2/15/32	270,000	210,060
Qualcomm, Inc.:
1.65% 5/20/32	54,000	41,591
6% 5/20/53	120,000	127,449
Texas Instruments, Inc. 4.15% 5/15/48	70,000	61,944
		3,331,584
Software - 0.4%
Microsoft Corp.:
2.525% 6/1/50	326,000	214,524
2.921% 3/17/52	534,000	377,805
3.3% 2/6/27	115,000	110,824
3.45% 8/8/36	31,000	27,425
Oracle Corp.:
1.65% 3/25/26	207,000	185,311
2.5% 4/1/25	80,000	75,430
2.95% 4/1/30	150,000	127,890
3.25% 11/15/27	96,000	88,173
3.6% 4/1/50	300,000	201,980
3.8% 11/15/37	110,000	87,097
3.85% 4/1/60	80,000	53,155
4% 11/15/47	187,000	136,678
5.375% 7/15/40	641,000	588,210
Roper Technologies, Inc.:
1% 9/15/25	50,000	44,798
1.4% 9/15/27	50,000	42,298
1.75% 2/15/31	50,000	38,519
2% 6/30/30	330,000	264,461
		2,664,578
Technology Hardware, Storage & Peripherals - 0.4%
Apple, Inc.:
1.125% 5/11/25	772,000	710,743
1.25% 8/20/30	50,000	39,363
2.375% 2/8/41	330,000	233,211
2.55% 8/20/60	200,000	121,020
2.95% 9/11/49	240,000	169,906
3% 11/13/27	96,000	89,597
3.75% 11/13/47	57,000	46,920
3.85% 5/4/43	369,000	318,218
4.5% 2/23/36	90,000	89,282
HP, Inc.:
2.2% 6/17/25	160,000	149,482
4.2% 4/15/32	110,000	94,577
		2,062,319
TOTAL INFORMATION TECHNOLOGY		12,701,185
MATERIALS - 0.7%
Chemicals - 0.5%
Air Products & Chemicals, Inc.:
1.5% 10/15/25	100,000	92,039
2.05% 5/15/30	60,000	50,224
2.7% 5/15/40	60,000	44,642
2.8% 5/15/50	100,000	69,228
DuPont de Nemours, Inc.:
4.725% 11/15/28	35,000	34,511
5.319% 11/15/38	679,000	652,559
Eastman Chemical Co. 4.5% 12/1/28	174,000	164,772
Ecolab, Inc. 1.3% 1/30/31	300,000	228,321
LYB International Finance II BV 3.5% 3/2/27	166,000	153,635
LYB International Finance III LLC:
3.375% 10/1/40	20,000	14,214
3.625% 4/1/51	120,000	80,289
4.2% 10/15/49	100,000	74,361
Nutrien Ltd.:
4.2% 4/1/29	13,000	12,211
5% 4/1/49	103,000	92,467
Sherwin-Williams Co.:
3.45% 6/1/27	290,000	272,002
3.8% 8/15/49	80,000	59,394
4.5% 6/1/47	50,000	41,959
The Dow Chemical Co.:
2.1% 11/15/30	250,000	200,895
3.6% 11/15/50	150,000	107,175
4.8% 5/15/49	50,000	42,199
7.375% 11/1/29	46,000	51,103
The Mosaic Co. 4.05% 11/15/27	90,000	84,742
Westlake Corp. 3.6% 8/15/26	625,000	587,256
		3,210,198
Containers & Packaging - 0.1%
International Paper Co. 4.8% 6/15/44	155,000	133,855
WRKCo, Inc. 4.65% 3/15/26	290,000	284,470
		418,325
Metals & Mining - 0.1%
Barrick Gold Corp. 5.25% 4/1/42	163,000	155,433
BHP Billiton Financial (U.S.A.) Ltd. 5% 9/30/43	176,000	170,509
Newmont Corp.:
2.25% 10/1/30	100,000	80,374
2.8% 10/1/29	100,000	85,014
5.45% 6/9/44	80,000	76,099
Southern Copper Corp. 5.875% 4/23/45	30,000	30,634
Vale Overseas Ltd. 3.75% 7/8/30	300,000	262,088
		860,151
Paper & Forest Products - 0.0%
Suzano Austria GmbH 2.5% 9/15/28	298,000	249,948
TOTAL MATERIALS		4,738,622
REAL ESTATE - 0.7%
Equity Real Estate Investment Trusts (REITs) - 0.7%
Alexandria Real Estate Equities, Inc.:
2% 5/18/32	125,000	95,714
3% 5/18/51	125,000	79,030
4.85% 4/15/49	90,000	76,202
American Tower Corp.:
2.1% 6/15/30	160,000	126,647
3.1% 6/15/50	160,000	100,679
3.6% 1/15/28	32,000	29,411
3.8% 8/15/29	70,000	63,502
AvalonBay Communities, Inc.:
2.3% 3/1/30	130,000	107,957
3.2% 1/15/28	63,000	57,588
Boston Properties, Inc. 3.65% 2/1/26	100,000	94,789
Corporate Office Properties LP 2.75% 4/15/31	50,000	37,420
Crown Castle International Corp.:
1.35% 7/15/25	79,000	71,867
2.25% 1/15/31	100,000	80,223
3.25% 1/15/51	40,000	26,007
3.7% 6/15/26	100,000	95,084
ERP Operating LP:
3.5% 3/1/28	61,000	56,211
4.15% 12/1/28	330,000	307,723
Healthpeak Properties, Inc. 3% 1/15/30	140,000	120,399
Kimco Realty Corp.:
1.9% 3/1/28	570,000	477,246
3.3% 2/1/25	180,000	172,477
National Retail Properties, Inc. 3% 4/15/52	100,000	59,506
Omega Healthcare Investors, Inc. 5.25% 1/15/26	230,000	225,218
Prologis LP:
1.75% 2/1/31	370,000	291,262
3% 4/15/50	145,000	96,995
Realty Income Corp.:
3.25% 1/15/31	220,000	190,777
3.4% 1/15/28	230,000	211,789
Simon Property Group LP:
2.65% 7/15/30	125,000	103,961
3.375% 12/1/27	935,000	864,684
UDR, Inc. 2.1% 6/15/33	80,000	56,450
Ventas Realty LP:
4.4% 1/15/29	40,000	37,263
4.875% 4/15/49	160,000	132,498
VICI Properties LP:
4.75% 2/15/28	70,000	66,407
5.125% 5/15/32	70,000	64,817
Welltower, Inc. 4.95% 9/1/48	76,000	62,521
		4,740,324
Real Estate Management & Development - 0.0%
Essex Portfolio LP 2.65% 3/15/32	170,000	133,969
TOTAL REAL ESTATE		4,874,293
UTILITIES - 1.7%
Electric Utilities - 1.2%
Alabama Power Co. 6% 3/1/39	180,000	187,905
Appalachian Power Co.:
3.3% 6/1/27	110,000	102,953
4.45% 6/1/45	18,000	14,796
4.5% 3/1/49	90,000	74,155
Arizona Public Service Co. 2.95% 9/15/27	68,000	61,819
Baltimore Gas & Electric Co.:
2.9% 6/15/50	200,000	132,165
3.2% 9/15/49	150,000	105,518
CenterPoint Energy Houston Electric LLC 3.35% 4/1/51	250,000	183,973
Commonwealth Edison Co. 4% 3/1/48	42,000	34,501
Duke Energy Carolinas LLC:
2.45% 8/15/29	190,000	162,916
3.95% 3/15/48	31,000	24,800
4.25% 12/15/41	341,000	294,286
Duke Energy Corp.:
2.45% 6/1/30	182,000	149,657
3.75% 9/1/46	80,000	59,357
3.95% 8/15/47	250,000	188,759
4.2% 6/15/49	90,000	71,026
Duke Energy Progress LLC 3.7% 10/15/46	170,000	128,681
Entergy Corp. 0.9% 9/15/25	400,000	356,205
Entergy, Inc. 3.55% 9/30/49	29,000	20,807
Eversource Energy:
2.55% 3/15/31	120,000	98,822
3.3% 1/15/28	62,000	57,091
3.45% 1/15/50	60,000	43,523
Exelon Corp.:
3.4% 4/15/26	150,000	142,423
4.05% 4/15/30	150,000	139,260
4.45% 4/15/46	144,000	121,637
FirstEnergy Corp.:
1.6% 1/15/26	85,000	75,012
5.35% 7/15/47	140,000	124,990
Florida Power & Light Co.:
2.85% 4/1/25	317,000	303,521
4.125% 6/1/48	26,000	22,094
Interstate Power and Light Co. 2.3% 6/1/30	93,000	75,990
Kentucky Utilities Co. 5.125% 11/1/40	100,000	94,673
MidAmerican Energy Co.:
3.65% 4/15/29	190,000	177,643
3.65% 8/1/48	30,000	23,539
NextEra Energy Capital Holdings, Inc.:
1.875% 1/15/27	500,000	442,528
2.44% 1/15/32	500,000	403,452
3.5% 4/1/29	140,000	127,176
Northern States Power Co.:
2.9% 3/1/50	80,000	54,717
3.6% 9/15/47	50,000	38,510
NSTAR Electric Co. 4.95% 9/15/52	50,000	48,302
Oncor Electric Delivery Co. LLC:
3.1% 9/15/49	100,000	70,778
3.75% 4/1/45	120,000	96,470
Pacific Gas & Electric Co. 3.5% 8/1/50	682,000	423,601
PacifiCorp 6% 1/15/39	235,000	244,411
PECO Energy Co. 3.9% 3/1/48	96,000	78,280
PG&E Wildfire Recovery:
5.099% 6/1/54	50,000	47,011
5.212% 12/1/49	100,000	96,530
PPL Capital Funding, Inc. 4% 9/15/47	20,000	13,840
PPL Electric Utilities Corp. 3% 10/1/49	100,000	67,431
Public Service Co. of Colorado:
3.7% 6/15/28	87,000	82,786
6.25% 9/1/37	182,000	197,072
Public Service Electric & Gas Co.:
2.45% 1/15/30	70,000	60,051
3.15% 1/1/50	70,000	48,948
3.6% 12/1/47	44,000	33,412
Puget Sound Energy, Inc. 4.223% 6/15/48	45,000	36,454
Southern California Edison Co. 4% 4/1/47	562,000	439,189
Southern Co. 3.25% 7/1/26	112,000	105,314
Southwestern Electric Power Co. 3.85% 2/1/48	190,000	140,105
Tampa Electric Co. 4.45% 6/15/49	100,000	82,506
Virginia Electric & Power Co.:
3.3% 12/1/49	60,000	42,850
3.8% 9/15/47	50,000	38,221
4.6% 12/1/48	52,000	45,038
Xcel Energy, Inc.:
3.4% 6/1/30	63,000	56,199
4% 6/15/28	76,000	72,741
		7,588,420
Gas Utilities - 0.1%
Atmos Energy Corp. 5.45% 10/15/32	180,000	186,093
Dominion Gas Holdings LLC 2.5% 11/15/24	50,000	47,628
Southern Co. Gas Capital Corp. 3.95% 10/1/46	308,000	230,813
		464,534
Independent Power and Renewable Electricity Producers - 0.0%
Southern Power Co. 4.95% 12/15/46	80,000	68,171
Multi-Utilities - 0.4%
Berkshire Hathaway Energy Co.:
4.25% 10/15/50	290,000	240,463
4.45% 1/15/49	54,000	46,371
CenterPoint Energy, Inc. 3.7% 9/1/49	80,000	59,323
Consolidated Edison Co. of New York, Inc.:
3.95% 4/1/50	130,000	101,961
4.65% 12/1/48	50,000	43,524
5.5% 12/1/39	256,000	250,003
Dominion Energy, Inc.:
3.375% 4/1/30	720,000	634,476
4.6% 3/15/49	50,000	42,047
4.7% 12/1/44	26,000	22,135
7% 6/15/38	130,000	139,248
NiSource, Inc.:
0.95% 8/15/25	280,000	252,418
2.95% 9/1/29	190,000	164,786
3.49% 5/15/27	50,000	47,095
3.95% 3/30/48	46,000	35,681
5.25% 2/15/43	156,000	147,549
Puget Energy, Inc. 4.1% 6/15/30	200,000	178,592
Sempra Energy 6% 10/15/39	274,000	276,887
		2,682,559
Water Utilities - 0.0%
American Water Capital Corp. 3.75% 9/1/47	240,000	186,789
TOTAL UTILITIES		10,990,473
TOTAL NONCONVERTIBLE BONDS (Cost $192,786,066)		160,237,626

U.S. Government and Government Agency Obligations - 41.7%
	Principal Amount (a)	Value ($)
U.S. Government Agency Obligations - 0.8%
Fannie Mae:
0.375% 8/25/25	95,000	85,679
0.5% 6/17/25	2,248,000	2,045,468
0.625% 4/22/25	258,000	237,036
0.875% 8/5/30	339,000	269,095
1.75% 7/2/24	100,000	95,725
1.875% 9/24/26	60,000	55,359
Federal Home Loan Bank:
0.375% 9/4/25	160,000	144,017
1.5% 8/15/24	100,000	94,945
Freddie Mac:
0.25% 8/24/23	500,000	485,442
0.375% 7/21/25	448,000	405,417
0.375% 9/23/25	231,000	207,873
6.25% 7/15/32	360,000	419,879
Tennessee Valley Authority:
0.75% 5/15/25	600,000	549,492
2.875% 2/1/27	130,000	123,075
4.25% 9/15/65	30,000	26,036
5.88% 4/1/36	260,000	288,020
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		5,532,558
U.S. Treasury Obligations - 40.9%
U.S. Treasury Bonds:
1.125% 5/15/40	2,921,000	1,828,135
1.125% 8/15/40	331,000	205,556
1.25% 5/15/50	2,000	1,076
1.375% 11/15/40	4,440,000	2,886,520
1.375% 8/15/50	6,735,000	3,764,230
1.625% 11/15/50	4,208,000	2,517,501
1.75% 8/15/41	3,170,000	2,169,345
1.875% 2/15/41	5,825,000	4,117,092
1.875% 2/15/51	2,014,000	1,279,991
1.875% 11/15/51	3,115,000	1,972,914
2% 11/15/41	1,418,000	1,012,485
2% 2/15/50	287,000	190,483
2% 8/15/51	1,564,000	1,024,053
2.25% 5/15/41	280,000	210,492
2.25% 8/15/46	110,000	77,846
2.25% 8/15/49	129,000	91,217
2.25% 2/15/52	1,201,000	835,164
2.375% 2/15/42	780,000	595,812
2.375% 5/15/51	2,575,000	1,847,361
2.5% 2/15/45	18,000	13,551
2.5% 2/15/46	112,000	83,799
2.5% 5/15/46	93,000	69,376
2.75% 8/15/42	197,000	158,393
2.75% 11/15/42	587,000	470,517
2.75% 8/15/47	51,000	39,996
2.75% 11/15/47	107,000	83,914
2.875% 5/15/43	20,000	16,324
2.875% 8/15/45	156,000	125,604
2.875% 5/15/49	1,000	808
2.875% 5/15/52	1,460,000	1,175,071
3% 5/15/42	89,000	74,830
3% 11/15/44	299,000	246,768
3% 5/15/45	4,000	3,295
3% 11/15/45	224,000	184,258
3% 2/15/47	49,000	40,109
3% 5/15/47	48,000	39,266
3% 2/15/48	87,000	71,642
3% 8/15/48	3,000	2,474
3% 2/15/49	134,000	110,907
3% 8/15/52	3,850,000	3,190,504
3.125% 11/15/41	113,000	97,643
3.125% 2/15/42	65,000	56,009
3.125% 2/15/43	838,000	714,919
3.125% 8/15/44	687,000	580,488
3.125% 5/15/48	29,000	24,372
3.25% 5/15/42	690,000	604,936
3.375% 8/15/42	5,190,000	4,638,563
3.375% 5/15/44	1,976,000	1,742,353
3.375% 11/15/48	157,000	139,146
3.5% 2/15/39	8,000	7,514
3.625% 8/15/43	971,000	892,637
3.625% 2/15/44	2,647,000	2,427,899
3.75% 8/15/41	45,000	42,678
3.75% 11/15/43	1,120,000	1,049,737
3.875% 8/15/40	52,000	50,724
4% 11/15/42	180,000	176,231
4% 11/15/52	1,190,000	1,196,166
4.375% 2/15/38	12,000	12,564
4.375% 11/15/39	24,000	25,025
4.375% 5/15/41	32,000	33,150
4.5% 5/15/38	92,000	97,714
4.5% 8/15/39	17,000	18,026
4.75% 2/15/41	48,000	52,189
5.5% 8/15/28	4,000	4,279
U.S. Treasury Notes:
0.125% 1/31/23	93,000	92,720
0.125% 2/28/23	88,000	87,413
0.125% 3/31/23	16,000	15,836
0.125% 4/30/23	1,000	986
0.125% 5/15/23	6,000	5,901
0.125% 7/15/23	4,000	3,903
0.125% 10/15/23	8,000	7,718
0.125% 12/15/23	7,000	6,706
0.125% 1/15/24	8,000	7,628
0.25% 6/15/23	3,000	2,942
0.25% 5/15/24	524,000	493,195
0.25% 5/31/25	3,034,000	2,754,303
0.25% 6/30/25	635,000	575,246
0.25% 7/31/25	45,000	40,607
0.25% 8/31/25	154,000	138,480
0.25% 9/30/25	13,103,000	11,765,061
0.25% 10/31/25	1,394,000	1,246,486
0.375% 10/31/23	9,000	8,679
0.375% 4/15/24	2,669,000	2,525,541
0.375% 7/15/24	120,000	112,411
0.375% 8/15/24	1,798,000	1,679,725
0.375% 4/30/25	1,297,000	1,183,715
0.375% 1/31/26	1,602,000	1,425,342
0.375% 7/31/27	509,000	431,815
0.375% 9/30/27	1,151,000	970,347
0.5% 2/28/26	9,118,000	8,124,637
0.5% 4/30/27	718,000	618,237
0.5% 5/31/27	3,333,000	2,857,527
0.5% 6/30/27	2,827,000	2,418,189
0.5% 10/31/27	3,232,000	2,733,691
0.625% 7/31/26	5,694,000	5,031,405
0.625% 3/31/27	2,260,000	1,961,080
0.625% 11/30/27	1,680,000	1,426,556
0.625% 12/31/27	4,050,000	3,430,951
0.625% 5/15/30	2,549,000	2,017,394
0.625% 8/15/30	360,000	283,373
0.75% 11/15/24	3,110,000	2,902,748
0.75% 3/31/26	2,331,000	2,089,250
0.75% 4/30/26	961,000	859,081
0.75% 5/31/26	1,269,000	1,131,740
0.75% 1/31/28	98,000	83,331
0.875% 1/31/24	950,000	911,518
1% 12/15/24	1,610,000	1,506,859
1% 7/31/28	1,229,000	1,044,698
1.125% 1/15/25	1,860,000	1,740,626
1.125% 10/31/26	2,630,000	2,352,309
1.125% 2/28/27	691,000	614,315
1.125% 2/29/28	3,054,000	2,644,215
1.125% 8/31/28	110,000	93,921
1.25% 8/31/24	1,923,000	1,820,465
1.25% 12/31/26	2,240,000	2,005,937
1.25% 3/31/28	2,218,000	1,927,754
1.25% 4/30/28	2,488,000	2,158,826
1.25% 6/30/28	2,989,000	2,584,434
1.25% 9/30/28	748,000	642,403
1.25% 8/15/31	6,574,000	5,330,590
1.375% 1/31/25	1,386,000	1,302,623
1.375% 8/31/26	253,000	229,370
1.375% 10/31/28	580,000	500,635
1.5% 1/15/23	2,000	1,999
1.5% 9/30/24	1,783,000	1,693,084
1.5% 10/31/24	2,714,000	2,571,409
1.5% 11/30/24	2,519,000	2,383,604
1.5% 2/15/25	1,480,000	1,393,166
1.5% 8/15/26	557,000	507,697
1.5% 1/31/27	5,287,000	4,773,376
1.5% 11/30/28	1,091,000	947,423
1.5% 2/15/30	876,000	746,516
1.625% 2/15/26	261,000	241,384
1.625% 5/15/26	264,000	242,973
1.625% 9/30/26	653,000	597,444
1.625% 10/31/26	457,000	417,137
1.625% 11/30/26	180,000	164,145
1.625% 8/15/29	66,000	57,273
1.625% 5/15/31	2,280,000	1,917,427
1.75% 6/30/24	805,000	771,416
1.75% 7/31/24	2,907,000	2,780,614
1.75% 12/31/24	2,363,000	2,243,004
1.75% 12/31/26	527,000	482,473
1.75% 1/31/29	581,000	510,327
1.875% 6/30/26	589,000	546,459
1.875% 7/31/26	909,000	840,683
1.875% 2/28/29	230,000	203,685
2% 5/31/24	442,000	425,857
2% 2/15/25	82,000	78,022
2% 8/15/25	50,000	47,213
2% 11/15/26	25,000	23,114
2.125% 5/15/25	13,000	12,354
2.25% 3/31/24	8,250,000	8,004,434
2.25% 4/30/24	283,000	274,024
2.25% 10/31/24	279,000	267,971
2.25% 12/31/24	160,000	153,338
2.25% 2/15/27	393,000	365,720
2.25% 8/15/27	639,000	591,100
2.25% 11/15/27	682,000	628,452
2.375% 2/29/24	394,000	383,734
2.375% 4/30/26	405,000	382,567
2.375% 5/15/27	46,000	42,886
2.375% 5/15/29	108,000	98,179
2.5% 8/15/23	57,000	56,212
2.5% 5/15/24	217,000	210,626
2.5% 5/31/24	4,850,000	4,705,447
2.5% 1/31/25	238,000	228,963
2.5% 2/28/26	191,000	181,413
2.5% 3/31/27	2,220,000	2,083,245
2.625% 12/31/25	331,000	316,519
2.625% 1/31/26	461,000	440,471
2.625% 5/31/27	2,770,000	2,611,050
2.625% 2/15/29	391,000	361,370
2.625% 7/31/29	4,810,000	4,429,146
2.75% 4/30/23	84,000	83,531
2.75% 6/30/25	113,000	108,860
2.75% 4/30/27	2,550,000	2,416,523
2.75% 7/31/27	2,460,000	2,327,487
2.75% 2/15/28	363,000	341,319
2.75% 5/31/29	530,000	492,403
2.75% 8/15/32	13,266,000	12,080,351
2.875% 11/30/23	5,000	4,918
2.875% 5/31/25	144,000	139,213
2.875% 5/15/28	216,000	203,808
2.875% 8/15/28	113,000	106,410
2.875% 5/15/32	2,630,000	2,423,709
3% 6/30/24	3,500,000	3,416,191
3% 7/31/24	250,000	243,848
3% 9/30/25	148,000	143,051
3% 10/31/25	130,000	125,552
3.125% 8/31/27	2,710,000	2,606,470
3.125% 11/15/28	940,000	896,562
3.125% 8/31/29	2,180,000	2,069,552
3.25% 8/31/24	4,960,000	4,856,537
3.25% 6/30/27	1,720,000	1,663,092
3.25% 6/30/29	100,000	95,695
3.5% 9/15/25	2,990,000	2,930,200
3.875% 11/30/27	1,840,000	1,829,938
3.875% 9/30/29	2,240,000	2,224,163
3.875% 11/30/29	1,360,000	1,350,863
4% 10/31/29	1,950,000	1,950,609
4.125% 9/30/27	4,180,000	4,195,675
4.125% 10/31/27	3,550,000	3,563,035
4.125% 11/15/32	1,570,000	1,602,136
4.25% 9/30/24	2,490,000	2,477,258
4.25% 12/31/24	840,000	837,080
4.25% 10/15/25	2,880,000	2,877,750
4.375% 10/31/24	5,460,000	5,444,430
4.5% 11/30/24	450,000	450,018
4.5% 11/15/25	2,070,000	2,082,452
TOTAL U.S. TREASURY OBLIGATIONS		265,575,869
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $303,149,383)		271,108,427

U.S. Government Agency - Mortgage Securities - 27.3%
	Principal Amount (a)	Value ($)
Fannie Mae - 12.4%
1.5% 10/1/36 to 12/1/51	7,458,805	6,234,822
2% 7/1/35 to 12/1/51	28,243,416	23,578,803
2.5% 1/1/27 to 3/1/52	15,747,620	13,600,648
3% 4/1/32 to 5/1/52	18,506,504	16,618,318
3.5% 2/1/27 to 10/1/52	8,615,362	8,050,211
4% 6/1/34 to 10/1/52	6,307,822	5,983,582
4.5% 10/1/39 to 11/1/52	3,522,994	3,431,033
5% 7/1/48 to 1/1/53	2,102,417	2,083,886
5.5% 5/1/44 to 11/1/52	700,959	706,734
6% 10/1/52	297,422	302,088
TOTAL FANNIE MAE		80,590,125
Freddie Mac - 8.6%
1.5% 10/1/36 to 11/1/51	3,935,256	3,110,821
2% 10/1/30 to 1/1/52	22,259,980	18,529,055
2% 9/1/35	238,634	213,079
2% 11/1/35	337,362	301,445
2% 11/1/35	117,181	104,705
2.5% 4/1/27 to 6/1/52	20,423,723	17,568,739
3% 1/1/29 to 10/1/52	2,462,684	2,201,481
3% 8/1/47	29,395	26,357
3.5% 7/1/33 to 9/1/52	5,672,649	5,264,910
4% 3/1/26 to 9/1/52	4,028,616	3,835,977
4.5% 7/1/41 to 11/1/52	2,807,425	2,721,458
5% 6/1/30 to 5/1/50	1,258,772	1,257,834
5.5% 6/1/49 to 10/1/52	554,212	556,211
6% 12/1/52	99,991	101,560
TOTAL FREDDIE MAC		55,793,632
Ginnie Mae - 5.8%
1.5% 5/20/51	112,134	89,966
2% 3/20/51 to 5/20/52	10,005,415	8,428,136
2.5% 10/20/46 to 5/20/52	10,654,910	9,274,459
3% 7/20/42 to 11/20/52	7,852,476	7,067,601
3.5% 2/20/46 to 10/20/52	6,015,750	5,598,959
4% 4/20/47 to 10/20/52	3,599,392	3,426,154
4% 1/1/53 (e)	200,000	189,334
4.5% 1/20/47 to 11/20/52	2,441,232	2,377,977
4.5% 1/1/53 (e)	100,000	97,032
5% 11/20/47 to 11/20/52	1,137,728	1,133,438
5.5% 9/20/47 to 12/20/52	236,630	238,746
5.5% 1/1/53 (e)	200,000	201,013
TOTAL GINNIE MAE		38,122,815
Uniform Mortgage Backed Securities - 0.5%
2% 1/1/53 (e)	500,000	408,109
2% 1/1/53 (e)	800,000	652,975
2% 1/1/53 (e)	500,000	408,109
2.5% 1/1/53 (e)	300,000	254,344
3% 1/1/53 (e)	200,000	175,703
3.5% 1/1/53 (e)	200,000	181,891
4% 1/1/53 (e)	200,000	187,750
4.5% 1/1/53 (e)	200,000	192,781
5% 1/1/53 (e)	300,000	295,828
5.5% 1/1/53 (e)	300,000	300,891
TOTAL UNIFORM MORTGAGE BACKED SECURITIES		3,058,381
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $205,092,313)		177,564,953

Asset-Backed Securities - 0.3%
	Principal Amount (a)	Value ($)
Capital One Multi-Asset Execution Trust:
Series 2019-A3 Class A3, 2.06% 8/15/28	116,000	106,101
1.39% 7/15/30	150,000	125,309
CarMax Auto Owner Trust:
Series 2021-1 Class A3, 0.34% 12/15/25	296,826	286,934
Series 2022-3 Class A2A, 3.97% 4/15/27	330,000	323,690
Citibank Credit Card Issuance Trust Series 2018-A7 Class A7, 3.96% 10/13/30	250,000	241,656
Ford Credit Auto Lease Trust Series 2021-A Class A3, 0.26% 2/15/24	73,029	72,854
Ford Credit Floorplan Master Owner Trust Series 2018-4 Class A, 4.06% 11/15/30	30,000	28,209
GM Financial Consumer Automobile Receivables Trust Series 2021-1 Class A3, 0.35% 10/16/25	274,798	265,849
Hyundai Auto Receivables Trust 3.72% 11/16/26	223,000	218,481
Mercedes-Benz Auto Lease Trust Series 2021-A Class A3, 0.25% 1/16/24	171,439	169,635
TOTAL ASSET-BACKED SECURITIES (Cost $1,943,501)		1,838,718

Commercial Mortgage Securities - 1.5%
	Principal Amount (a)	Value ($)
BANK sequential payer:
Series 2017-BNK4 Class ASB, 3.419% 5/15/50	166,889	159,689
Series 2020-BN25 Class A5, 2.649% 1/15/63	220,000	187,416
Series 2020-BN28 Class A4, 1.844% 3/15/63	360,000	285,721
Benchmark Mortgage Trust:
sequential payer:
Series 2020-B19 Class A5, 1.85% 9/15/53	410,000	329,597
Series 2021-B24 Class A5, 2.5843% 3/15/54	500,000	416,304
Series 2019-B12 Class A5, 3.1156% 8/15/52	95,000	84,672
Series 2019-B9 Class A5, 4.0156% 3/15/52	130,000	122,691
Citigroup Commercial Mortgage Trust sequential payer:
Series 2015-GC29 Class A4, 3.192% 4/10/48	80,000	75,647
Series 2016-C1 Class A4, 3.209% 5/10/49	90,000	83,780
Series 2018-B2 Class A4, 4.009% 3/10/51	1,000,000	937,992
CSAIL Commercial Mortgage Trust sequential payer Series 2019-C17:
Class A4, 2.7628% 9/15/52	200,000	171,255
Class A5, 3.0161% 9/15/52	200,000	173,063
Freddie Mac:
sequential payer:
Series 2016-K057 Class A2, 2.57% 7/25/26	159,400	149,551
Series 2020-K104 Class A2, 2.253% 1/25/30	680,000	590,918
Series 2020-K116 Class A2, 1.378% 7/25/30	770,000	618,233
Series 2020-K117 Class A2, 1.406% 8/25/30	590,000	473,721
Series 2020-K118 Class A2, 1.493% 9/25/30	590,000	475,810
Series 2020-K121 Class A2, 1.547% 10/25/30	890,000	718,446
Series 2021-K125 Class A2, 1.846% 1/25/31	100,000	82,265
Series 2021-K126 Class A2, 2.074% 1/25/31	200,000	167,785
Series 2021-K128 Class A2, 2.02% 3/25/31	200,000	166,832
Series K080 Class A2, 3.926% 7/25/28	80,000	77,995
Series 2017-K068 Class A2, 3.244% 8/25/27	130,000	123,629
Series 2019-K094 Class A2, 2.903% 6/25/29	300,000	274,049
Series 2019-K1510 Class A2, 3.718% 1/25/31	124,000	115,888
Series 2021-K123 Class A2, 1.621% 12/25/30	700,000	567,385
Series K079 Class A2, 3.926% 6/25/28	20,000	19,512
GS Mortgage Securities Trust sequential payer:
Series 2014-GC26 Class A4, 3.364% 11/10/47	74,971	71,884
Series 2020-GC45 Class A5, 2.9106% 2/13/53	260,000	223,580
JPMBB Commercial Mortgage Securities Trust sequential payer:
Series 2014-C21 Class A5, 3.7748% 8/15/47	150,000	145,600
Series 2014-C24 Class A5, 3.6385% 11/15/47	150,000	144,226
JPMDB Commercial Mortgage Securities Trust sequential payer Series 2020-COR7 Class A5, 2.1798% 5/13/53	500,000	399,774
Morgan Stanley Capital I Trust sequential payer Series 2020-L4 Class A3, 2.698% 2/15/53	100,000	84,456
UBS Commercial Mortgage Trust sequential payer Series 2019-C16 Class A4, 3.6048% 4/15/52	350,000	317,374
Wells Fargo Commercial Mortgage Trust:
sequential payer:
Series 2019-C52 Class A5, 2.892% 8/15/52	200,000	173,716
Series 2019-C54 Class A4, 3.146% 12/15/52	538,000	471,251
Series 2018-C48 Class A5, 4.302% 1/15/52	123,000	116,880
Wells Fargo Commercial Mtg Trust 2020-C sequential payer Series 2020-C55 Class A5, 2.725% 2/15/53	90,000	76,472
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $11,942,418)		9,875,059

Municipal Securities - 0.5%
	Principal Amount (a)	Value ($)
American Muni. Pwr., Inc. Rev. (Combined Hydroelectric Proj.) Series 2010 B, 7.834% 2/15/41	55,000	67,222
Bay Area Toll Auth. San Francisco Bay Toll Bridge Rev.:
Series 2009 F2, 6.263% 4/1/49	75,000	85,027
Series 2010 S1, 7.043% 4/1/50	75,000	92,196
California Gen. Oblig.:
Series 2009, 7.55% 4/1/39	145,000	181,487
Series 2010, 7.6% 11/1/40	350,000	448,405
California State Univ. Rev. Series 2021 B, 2.719% 11/1/52	195,000	131,384
Chicago O'Hare Int'l. Arpt. Rev. Series 2010 B, 6.395% 1/1/40	250,000	279,440
Dallas Area Rapid Transit Sales Tax Rev. Series 2021 A, 2.613% 12/1/48	200,000	131,669
Dallas Fort Worth Int'l. Arpt. Rev.:
Series 2019 A, 3.144% 11/1/45	20,000	14,983
Series 2021 C, 2.843% 11/1/46	150,000	107,637
Series 2022 A, 4.507% 11/1/51	65,000	58,423
Golden State Tobacco Securitization Corp. Tobacco Settlement Rev. Series 2021 B:
2.746% 6/1/34	80,000	64,199
3.293% 6/1/42	40,000	29,592
Idaho Energy Resources Auth. Series 2021, 2.861% 9/1/46	45,000	30,580
Illinois Gen. Oblig. Series 2003, 5.1% 6/1/33	500,000	479,869
Massachusetts School Bldg. Auth. Dedicated Sales Tax Rev. Series 2019 B, 3.395% 10/15/40	100,000	80,678
Massachusetts Wtr. Resources Auth. Wtr. & Swr. Rev. Series 2021 C, 2.823% 8/1/41	100,000	73,576
Michigan Strategic Fund Ltd. Oblig. Rev. Series 2021 A, 3.225% 9/1/47	100,000	72,022
New Jersey Trans. Trust Fund Auth. Series B:
4.081% 6/15/39	80,000	66,164
4.131% 6/15/42	80,000	64,257
New York Metropolitan Trans. Auth. Rev. Series 2010 A, 6.668% 11/15/39	60,000	61,973
New York State Dorm. Auth. Series 2021 C, 2.202% 3/15/34	200,000	152,493
Port Auth. of New York & New Jersey Series 225, 3.175% 7/15/60	400,000	258,417
Univ. of California Regents Med. Ctr. Pool Rev. Series N:
3.006% 5/15/50	175,000	115,568
3.256% 5/15/60	150,000	97,207
Univ. of Virginia Gen. Rev. Series 2021 B, 2.584% 11/1/51	140,000	91,240
TOTAL MUNICIPAL SECURITIES (Cost $4,488,749)		3,335,708

Foreign Government and Government Agency Obligations - 2.1%
	Principal Amount (a)	Value ($)
Alberta Province:
2.95% 1/23/24	110,000	107,700
3.3% 3/15/28	75,000	71,021
Chilean Republic:
3.24% 2/6/28	200,000	185,288
3.86% 6/21/47	325,000	254,373
Export Development Canada:
2.625% 2/21/24	120,000	116,477
2.75% 3/15/23	145,000	144,449
Hungarian Republic:
5.375% 3/25/24	964,000	961,771
5.75% 11/22/23	50,000	50,025
Indonesian Republic:
2.85% 2/14/30	200,000	178,350
3.5% 2/14/50	200,000	148,538
3.85% 10/15/30	348,000	326,315
Israeli State 3.375% 1/15/50	225,000	172,793
Italian Republic:
2.375% 10/17/24	200,000	188,238
4% 10/17/49	497,000	351,926
Manitoba Province 2.6% 4/16/24	410,000	398,860
Ontario Province:
1.05% 5/21/27	1,413,000	1,225,862
1.125% 10/7/30	175,000	137,618
2.3% 6/15/26	50,000	46,389
2.5% 4/27/26	115,000	107,696
3.05% 1/29/24	90,000	88,265
Panamanian Republic:
3.16% 1/23/30	800,000	686,900
4.5% 4/16/50	200,000	150,850
6.7% 1/26/36	100,000	104,613
Peruvian Republic:
1.862% 12/1/32	340,000	248,158
2.78% 12/1/60	100,000	58,488
2.844% 6/20/30	190,000	160,704
3.55% 3/10/51	170,000	120,785
4.125% 8/25/27	50,000	47,916
Philippine Republic:
2.65% 12/10/45	500,000	335,055
3% 2/1/28	200,000	186,022
5.17% 10/13/27	200,000	204,522
Polish Government 3.25% 4/6/26	73,000	69,843
Quebec Province:
1.5% 2/11/25	2,149,000	2,018,642
2.5% 4/9/24	140,000	135,996
2.75% 4/12/27	95,000	89,233
United Mexican States:
3.25% 4/16/30	1,971,000	1,713,292
3.5% 2/12/34	619,000	496,748
4.75% 4/27/32	387,000	361,918
6.05% 1/11/40	170,000	164,985
Uruguay Republic 7.625% 3/21/36	678,000	858,687
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $16,045,447)		13,475,311

Supranational Obligations - 1.5%
	Principal Amount (a)	Value ($)
African Development Bank 0.875% 7/22/26	160,000	141,755
Asian Development Bank:
0.375% 9/3/25	450,000	404,470
0.75% 10/8/30	100,000	77,876
1.5% 10/18/24	200,000	189,282
1.875% 1/24/30	610,000	523,852
2.625% 1/30/24	80,000	78,119
2.75% 3/17/23	700,000	697,291
5.82% 6/16/28	110,000	117,841
European Investment Bank:
0.75% 9/23/30	250,000	196,114
0.875% 5/17/30	18,000	14,354
1.375% 5/15/23	350,000	345,702
2.25% 6/24/24	1,678,000	1,621,236
2.875% 8/15/23	260,000	257,022
Inter-American Development Bank:
0.625% 7/15/25	390,000	355,029
1.75% 3/14/25	194,000	182,906
2.25% 6/18/29	1,029,000	919,186
4.375% 1/24/44	39,000	38,187
International Bank for Reconstruction & Development:
0.375% 7/28/25	270,000	243,994
0.5% 10/28/25	218,000	195,847
0.75% 8/26/30	160,000	124,802
0.875% 5/14/30	176,000	139,820
1.25% 2/10/31	110,000	88,776
1.5% 8/28/24	1,012,000	961,125
1.625% 1/15/25	155,000	146,407
1.75% 4/19/23	55,000	54,526
1.875% 6/19/23	20,000	19,740
2.5% 3/19/24	130,000	126,368
2.5% 11/22/27	92,000	85,256
2.5% 3/29/32	290,000	254,545
3% 9/27/23	100,000	98,597
International Finance Corp.:
0.75% 8/27/30	60,000	46,750
1.375% 10/16/24	1,051,000	992,465
2.875% 7/31/23	112,000	110,747
TOTAL SUPRANATIONAL OBLIGATIONS (Cost $10,853,491)		9,849,987

Bank Notes - 0.1%
	Principal Amount (a)	Value ($)
Discover Bank 2.7% 2/6/30	500,000	400,240
PNC Bank NA 3.875% 4/10/25	260,000	252,864
Truist Bank 3.3% 5/15/26	200,000	187,071
TOTAL BANK NOTES (Cost $971,124)		840,175

Money Market Funds - 0.4%
	Shares	Value ($)
Fidelity Cash Central Fund 4.37% (f) (Cost $2,369,438)	2,368,964	2,369,438

TOTAL INVESTMENT IN SECURITIES - 100.1% (Cost $749,641,930)	650,495,402
NET OTHER ASSETS (LIABILITIES) - (0.1)%	(688,029)
NET ASSETS - 100.0%	649,807,373

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,797,945 or 0.3% of net assets.

(c)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(d)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(e)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.37%	1,970,432	130,264,947	129,865,941	27,256	-	-	2,369,438	0.0%
Total	1,970,432	130,264,947	129,865,941	27,256	-	-	2,369,438

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Corporate Bonds	160,237,626	-	160,237,626	-

U.S. Government and Government Agency Obligations	271,108,427	-	271,108,427	-

U.S. Government Agency - Mortgage Securities	177,564,953	-	177,564,953	-

Asset-Backed Securities	1,838,718	-	1,838,718	-

Commercial Mortgage Securities	9,875,059	-	9,875,059	-

Municipal Securities	3,335,708	-	3,335,708	-

Foreign Government and Government Agency Obligations	13,475,311	-	13,475,311	-

Supranational Obligations	9,849,987	-	9,849,987	-

Bank Notes	840,175	-	840,175	-

Money Market Funds	2,369,438	2,369,438	-	-
Total Investments in Securities:	650,495,402	2,369,438	648,125,964	-
Financial Statements
Statement of Assets and Liabilities
		December 31, 2022

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $747,272,492)	$648,125,964
Fidelity Central Funds (cost $2,369,438)	2,369,438

Total Investment in Securities (cost $749,641,930)		$650,495,402
Receivable for investments sold		1,182,858
Receivable for fund shares sold		903,053
Interest receivable		3,942,998
Distributions receivable from Fidelity Central Funds		5,516
Total assets		656,529,827
Liabilities
Payable for investments purchased
Regular delivery	$2,993,576
Delayed delivery	3,568,883
Payable for fund shares redeemed	45,344
Accrued management fee	48,668
Distribution and service plan fees payable	38,807
Other affiliated payables	27,038
Other payables and accrued expenses	138
Total Liabilities		6,722,454
Net Assets		$649,807,373
Net Assets consist of:
Paid in capital		$758,194,637
Total accumulated earnings (loss)		(108,387,264)
Net Assets		$649,807,373

Net Asset Value and Maximum Offering Price
Initial Class :
Net Asset Value , offering price and redemption price per share ($461,166,180 ÷ 49,049,914 shares)		$9.40
Service Class :
Net Asset Value , offering price and redemption price per share ($3,143,789 ÷ 334,145 shares)		$9.41
Service Class 2 :
Net Asset Value , offering price and redemption price per share ($185,497,404 ÷ 19,786,897 shares)		$9.37
Statement of Operations
		Year ended December 31, 2022
Investment Income
Interest		$13,812,279
Income from Fidelity Central Funds		27,256
Total Income		13,839,535
Expenses
Management fee	$591,443
Transfer agent fees	328,580
Distribution and service plan fees	497,633
Independent trustees' fees and expenses	2,128
Total expenses before reductions	1,419,784
Expense reductions	(398)
Total expenses after reductions		1,419,386
Net Investment income (loss)		12,420,149
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(9,132,556)
Total net realized gain (loss)		(9,132,556)
Change in net unrealized appreciation (depreciation) on investment securities		(99,058,336)
Net gain (loss)		(108,190,892)
Net increase (decrease) in net assets resulting from operations		$(95,770,743)
Statement of Changes in Net Assets

	Year ended December 31, 2022	Year ended December 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$12,420,149	$8,530,445
Net realized gain (loss)	(9,132,556)	(3,502,735)
Change in net unrealized appreciation (depreciation)	(99,058,336)	(21,927,889)
Net increase (decrease) in net assets resulting from operations	(95,770,743)	(16,900,179)
Distributions to shareholders	(10,947,690)	(6,766,346)
Share transactions - net increase (decrease)	13,082,659	(19,010,948)
Total increase (decrease) in net assets	(93,635,774)	(42,677,473)

Net Assets
Beginning of period	743,443,147	786,120,620
End of period	$649,807,373	$743,443,147

Financial Highlights
VIP Bond Index Portfolio Initial Class

Years ended December 31,	2022	2021	2020	2019	2018 A
Selected Per-Share Data
Net asset value, beginning of period	$11.02	$11.35	$10.68	$10.06	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.196	.132	.183	.283	.212
Net realized and unrealized gain (loss)	(1.646)	(.353)	.621	.560	(.022)
Total from investment operations	(1.450)	(.221)	.804	.843	.190
Distributions from net investment income	(.170)	(.109)	(.104)	(.191)	(.130)
Distributions from net realized gain	-	-	(.030)	(.032)	-
Total distributions	(.170)	(.109)	(.134)	(.223)	(.130)
Net asset value, end of period	$9.40	$11.02	$11.35	$10.68	$10.06
Total Return D,E,F	(13.19)%	(1.95)%	7.53%	8.38%	1.90%
Ratios to Average Net Assets C,G,H
Expenses before reductions	.14%	.14%	.14%	.14%	.14% I
Expenses net of fee waivers, if any	.14%	.14%	.14%	.14%	.14% I
Expenses net of all reductions	.14%	.14%	.14%	.14%	.13% I
Net investment income (loss)	1.97%	1.19%	1.63%	2.67%	3.01% I
Supplemental Data
Net assets, end of period (000 omitted)	$461,166	$513,626	$569,594	$258,250	$91,033
Portfolio turnover rate J	33%	138%	101%	81%	168% I

A For the period April 19, 2018 (commencement of operations) through December 31, 2018.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total returns for periods of less than one year are not annualized.

E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Annualized.

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Bond Index Portfolio Service Class

Years ended December 31,	2022	2021	2020	2019 A
Selected Per-Share Data
Net asset value, beginning of period	$11.03	$11.37	$10.67	$10.33
Income from Investment Operations
Net investment income (loss) B,C	.185	.119	.171	.197
Net realized and unrealized gain (loss)	(1.645)	(.352)	.632	.359
Total from investment operations	(1.460)	(.233)	.803	.556
Distributions from net investment income	(.160)	(.107)	(.073)	(.184)
Distributions from net realized gain	-	-	(.030)	(.032)
Total distributions	(.160)	(.107)	(.103)	(.216)
Net asset value, end of period	$9.41	$11.03	$11.37	$10.67
Total Return D,E,F	(13.27)%	(2.05)%	7.53%	5.38%
Ratios to Average Net Assets C,G,H
Expenses before reductions	.24%	.24%	.24%	.24% I
Expenses net of fee waivers, if any	.24%	.24%	.24%	.24% I
Expenses net of all reductions	.24%	.24%	.24%	.24% I
Net investment income (loss)	1.87%	1.09%	1.53%	2.53% I
Supplemental Data
Net assets, end of period (000 omitted)	$3,144	$2,759	$550	$103
Portfolio turnover rate J	33%	138%	101%	81%

A For the period April 11, 2019 (commencement of sale of shares) through December 31, 2019.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total returns for periods of less than one year are not annualized.

E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Annualized.

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Bond Index Portfolio Service Class 2

Years ended December 31,	2022	2021	2020	2019	2018 A
Selected Per-Share Data
Net asset value, beginning of period	$10.98	$11.32	$10.68	$10.06	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.170	.104	.161	.262	.195
Net realized and unrealized gain (loss)	(1.636)	(.357)	.614	.556	(.023)
Total from investment operations	(1.466)	(.253)	.775	.818	.172
Distributions from net investment income	(.144)	(.087)	(.105)	(.166)	(.112)
Distributions from net realized gain	-	-	(.030)	(.032)	-
Total distributions	(.144)	(.087)	(.135)	(.198)	(.112)
Net asset value, end of period	$9.37	$10.98	$11.32	$10.68	$10.06
Total Return D,E,F	(13.38)%	(2.24)%	7.26%	8.13%	1.72%
Ratios to Average Net Assets C,G,H
Expenses before reductions	.39%	.39%	.37%	.39%	.39% I
Expenses net of fee waivers, if any	.39%	.39%	.37%	.39%	.39% I
Expenses net of all reductions	.39%	.39%	.37%	.39%	.38% I
Net investment income (loss)	1.72%	.94%	1.40%	2.48%	2.76% I
Supplemental Data
Net assets, end of period (000 omitted)	$185,497	$227,058	$215,977	$1,167	$1,006
Portfolio turnover rate J	33%	138%	101%	81%	168% I

A For the period April 19, 2018 (commencement of operations) through December 31, 2018.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total returns for periods of less than one year are not annualized.

E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Annualized.

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended December 31, 2022

1. Organization.
VIP Bond Index Portfolio (the Fund) is a fund of Variable Insurance Products Fund V (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds, bank notes, foreign government and government agency obligations, municipal securities, supranational obligations and U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing services who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2022 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and include proceeds received from litigation.   Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$577,968
Gross unrealized depreciation	(99,183,347)
Net unrealized appreciation (depreciation)	$(98,605,379)
Tax Cost	$749,100,781

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$2,410,327
Capital loss carryforward	$(12,192,214)
Net unrealized appreciation (depreciation) on securities and other investments	$(98,605,379)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(5,859,437)
Long-term	(6,332,777)
Total capital loss carryforward	$(12,192,214)

The tax character of distributions paid was as follows:

	December 31, 2022	December 31, 2021
Ordinary Income	$10,947,690	$6,766,346

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
VIP Bond Index Portfolio	30,883,034	22,827,748

5. Fees and Other Transactions with Affiliates.
Management Fee and Expense Contract. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is based on an annual rate of .09% of the Fund's average net assets. Under the management contract, the investment adviser pays all other fund-level expenses, except the compensation of the independent Trustees and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

In addition, under the expense contract, the investment adviser pays class-level expenses as necessary so that the total expenses do not exceed certain amounts of each class' average net assets on an annual basis with certain exceptions, as noted in the following table:

Initial Class	.14%
Service Class	.24%
Service Class 2.39%

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$2,187
Service Class 2	495,446
$497,633
Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing, and shareholder servicing agent for each class. FIIOC receives asset-based fees based on each class's average net assets for transfer agent services, typesetting, and printing and mailing of shareholder reports, excluding mailing of proxy statements, equal to an annual rate of .06% of average net assets. Under the expense contract, each class pays a portion of the transfer agent fees equal to an annual rate of .05% of class-level average net assets. For the period, transfer agent fees for each class were as follows:

Initial Class	$228,397
Service Class	1,094
Service Class 2	99,089
$328,580

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.
7. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $398.
8. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended December 31, 2022	Year ended December 31, 2021
VIP Bond Index Portfolio
Distributions to shareholders
Initial Class	$8,073,922	$4,980,718
Service Class	37,032	21,882
Service Class 2	2,836,736	1,763,746
Total	$10,947,690	$6,766,346

9. Share Transactions.
Transactions for each class of shares were as follows and may contain in-kind transactions:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2022	Year ended December 31, 2021	Year ended December 31, 2022	Year ended December 31, 2021
VIP Bond Index Portfolio
Initial Class
Shares sold	9,678,037	18,226,484	$94,186,424	$202,928,648
Reinvestment of distributions	839,583	449,929	8,073,922	4,980,718
Shares redeemed	(8,075,341)	(22,251,821)	(80,837,184)	(246,900,783)
Net increase (decrease)	2,442,279	(3,575,408)	$21,423,162	$(38,991,417)
Service Class
Shares sold	523,608	256,218	$5,286,095	$2,857,806
Reinvestment of distributions	3,705	1,881	35,483	20,847
Shares redeemed	(443,381)	(56,248)	(4,614,624)	(627,376)
Net increase (decrease)	83,932	201,851	$706,954	$2,251,277
Service Class 2
Shares sold	3,433,019	4,874,226	$33,987,127	$54,057,998
Reinvestment of distributions	295,508	159,688	2,835,428	1,762,956
Shares redeemed	(4,614,007)	(3,438,112)	(45,870,012)	(38,091,762)
Net increase (decrease)	(885,480)	1,595,802	$(9,047,457)	$17,729,192

10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% and certain otherwise unaffiliated shareholders were owners of record of more than 10% of the outstanding shares as follows:

Fund	Affiliated %	Number ofUnaffiliated Shareholders	Unaffiliated Shareholders %
VIP Bond Index Portfolio	60%	1	35%
11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Variable Insurance Products Fund V and the Shareholders of VIP Bond Index Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of VIP Bond Index Portfolio (the "Fund"), a fund of Variable Insurance Products Fund V, including the schedule of investments as of December 31, 2022, the related statement of operations for the year then ended, the statement of changes in net assets for each of two years in the period then ended, the financial highlights for each of the four years in the period then ended and for the period from April 19, 2018 (commencement of operations) through December 31, 2018, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from April 19, 2018 (commencement of operations) through December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
February 10, 2023
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 295 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function.   Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity ® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity ® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity ® funds (2001-2005), and managed a number of Fidelity ® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity ® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity ® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity ® funds (2013-2016).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity ® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity ® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity ® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity ® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Arthur E. Johnson (1947)
Year of Election or Appointment: 2008
Trustee
Mr. Johnson also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Chairman (2018-2021) and Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity ® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity ® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity ® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity ® funds (2016).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Laura M. Bishop (1961)
Year of Election or Appointment: 2022
Member of the Advisory Board
Ms. Bishop also serves as a Member of the Advisory Board of other funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting).
Robert W. Helm (1957)
Year of Election or Appointment: 2021
Member of the Advisory Board
Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments (2005-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia serves as Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments. Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jamie Pagliocco (1964)
Year of Election or Appointment: 2020
Vice President
Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer - Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2022 to December 31, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period- C July 1, 2022 to December 31, 2022
VIP Bond Index Portfolio
Initial Class	.14%
Actual		$ 1,000	$ 968.90	$ .69
Hypothetical- B		$ 1,000	$ 1,024.50	$ .71
Service Class	.24%
Actual		$ 1,000	$ 968.30	$ 1.19
Hypothetical- B		$ 1,000	$ 1,024.00	$ 1.22
Service Class 2	.39%
Actual		$ 1,000	$ 967.60	$ 1.93
Hypothetical- B		$ 1,000	$ 1,023.24	$ 1.99

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A total of 29.19% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $6,766,347 of distributions paid in the calendar year 2021 as qualifying to be taxed as section 163(j) interest dividends.

Board Approval of Investment Advisory Contracts and Management Fees

VIP Bond Index Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) - Operations, Audit, Fair Valuation, and Governance and Nominating - each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all the Independent Trustees are members, meets regularly throughout the year and requests, receives and considers, among other matters, information related to the annual consideration of the renewal of the fund's Advisory Contracts before making its recommendation to the Board. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet from time to time with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2022 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (Initial Class); (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds throughout the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors.  Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools.  The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds, ETFs, and share classes with innovative structures, strategies and pricing and making other enhancements to meet investor needs; (iv) broadening eligibility requirements for certain funds and share classes; (v) reducing management fees and total expenses for certain funds and classes; (vi) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (vii) rationalizing product lines and gaining increased efficiencies from fund mergers and liquidations; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (ix) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including their retirement income goals.

Investment Performance . The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against the securities market index the fund seeks to track. The Board also periodically considers the fund's tracking error versus its benchmark index.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that an index fund's performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to the fund's benchmark index, over appropriate time periods, taking into account relevant factors including the following: general market conditions; the characteristics of the fund's benchmark index; the extent to which statistical sampling is employed; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis (after fees and expenses) over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the representative class (Initial Class) and its benchmark index for the most recent one- and three-year periods. No performance peer group information was considered by the Board as Fidelity advised the Board that the peer group, which is created by a third-party provider, includes a number of actively-managed funds.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio . The Board considered the fund's management fee and total expense ratio compared to selected groups of competitive funds and classes (referred to as "mapped groups" below) for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. Combining funds with similar investment objective categories aids the Board's comparison of management fees and total expense ratios by broadening the competitive group used for such comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2021.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of the total expense ratio of the representative class (Initial Class) of the fund, the Board considered the fund's management fee rate as well as other "fund-level" expenses, such as pricing and bookkeeping fees and custodial, legal, and audit fees, paid by FMR under the fund's management contract. The Board also considered other "class-level" expenses, such as transfer agent fees and fund-paid 12b-1 fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The fund's representative class is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison, which focuses on the total expenses of the representative class relative to a subset of non-Fidelity funds within the similar sales load structure group that are similar in size and management fee structure. The total expense ASPG is limited to 15 larger and 15 smaller classes of different funds, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in expenses relating to these items.

The Board noted that the total net expense ratio of the Initial Class ranked below the similar sales load structure group competitive median for 2021 and above the ASPG competitive median for 2021.

The Board considered that current contractual arrangements for the fund oblige FMR to pay all "class-level" expenses of each class of the fund to the extent necessary to limit total operating expenses, with certain exceptions, as follows: Initial Class: 0.14%; Service Class: 0.24%; and Service Class 2: 0.39%. These contractual arrangements may not be amended to increase the fees or expenses payable except by a vote of a majority of the Board.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to the fund's current contractual arrangements, the expense ratio of each class will not decline if the class's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) the extent to which current market conditions have affected retention and recruitment of personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent, pricing and bookkeeping fees, expense and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the changes in flows for different types of funds; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; and (ix) explanations regarding the relative total expense ratios and management fees of certain funds and classes, total expense and management fee competitive trends, and methodologies for total expense and management fee competitive comparisons. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

1.9887310.104
VUSB-ANN-0323

Item 2.

Code of Ethics

As of the end of the period, December 31, 2022, Variable Insurance Products Fund V (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Elizabeth S. Acton is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Ms. Acton is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to VIP Asset Manager Growth Portfolio, VIP Asset Manager Portfolio, VIP Bond Index Portfolio, VIP Freedom 2005 Portfolio, VIP Freedom 2010 Portfolio, VIP Freedom 2015 Portfolio, VIP Freedom 2020 Portfolio, VIP Freedom 2025 Portfolio, VIP Freedom 2030 Portfolio, VIP Freedom 2035 Portfolio, VIP Freedom 2040 Portfolio, VIP Freedom 2045 Portfolio, VIP Freedom 2050 Portfolio, VIP Freedom 2055 Portfolio, VIP Freedom 2060 Portfolio, VIP Freedom 2065 Portfolio, VIP Freedom Income Portfolio, VIP Freedom Lifetime Income I Portfolio, VIP Freedom Lifetime Income II Portfolio, VIP Freedom Lifetime Income III Portfolio, VIP Investment Grade Bond Portfolio and VIP Investment Grade Bond Portfolio II (the “Funds”):

Services Billed by Deloitte Entities

December 31, 2022 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
VIP Asset Manager Growth Portfolio	$32,900	$-	$6,900	$800
VIP Asset Manager Portfolio	$33,600	$-	$11,300	$900
VIP Bond Index Portfolio	$69,000	$-	$9,200	$1,600
VIP Freedom 2005 Portfolio	$17,700	$-	$6,900	$500
VIP Freedom 2010 Portfolio	$17,700	$-	$6,900	$500
VIP Freedom 2015 Portfolio	$17,700	$-	$6,900	$500
VIP Freedom 2020 Portfolio	$17,700	$-	$6,900	$500
VIP Freedom 2025 Portfolio	$17,700	$-	$6,900	$500
VIP Freedom 2030 Portfolio	$17,700	$-	$6,900	$500
VIP Freedom 2035 Portfolio	$17,700	$-	$6,900	$500
VIP Freedom 2040 Portfolio	$17,700	$-	$6,900	$500
VIP Freedom 2045 Portfolio	$17,700	$-	$6,900	$500
VIP Freedom 2050 Portfolio	$17,700	$-	$6,900	$500
VIP Freedom 2055 Portfolio	$17,700	$-	$7,000	$500
VIP Freedom 2060 Portfolio	$17,700	$-	$7,000	$500
VIP Freedom 2065 Portfolio	$17,700	$-	$7,000	$500
VIP Freedom Income Portfolio	$17,700	$-	$6,900	$500
VIP Freedom Lifetime Income I Portfolio	$15,500	$-	$6,900	$400
VIP Freedom Lifetime Income II Portfolio	$15,500	$-	$6,900	$400
VIP Freedom Lifetime Income III Portfolio	$15,500	$-	$6,900	$400
VIP Investment Grade Bond Portfolio	$37,600	$-	$9,100	$900
VIP Investment Grade Bond Portfolio II	$30,900	$-	$9,200	$500
December 31, 2021 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
VIP Asset Manager Growth Portfolio	$32,100	$-	$7,200	$800
VIP Asset Manager Portfolio	$32,700	$-	$11,400	$900
VIP Bond Index Portfolio	$67,200	$-	$9,400	$1,500
VIP Freedom 2005 Portfolio	$17,200	$-	$6,900	$500
VIP Freedom 2010 Portfolio	$17,200	$-	$6,700	$500
VIP Freedom 2015 Portfolio	$17,200	$-	$6,700	$500
VIP Freedom 2020 Portfolio	$17,200	$-	$6,700	$500
VIP Freedom 2025 Portfolio	$17,200	$-	$6,700	$500
VIP Freedom 2030 Portfolio	$17,200	$-	$6,700	$500
VIP Freedom 2035 Portfolio	$17,200	$-	$6,700	$500
VIP Freedom 2040 Portfolio	$17,200	$-	$6,700	$500
VIP Freedom 2045 Portfolio	$17,200	$-	$6,700	$500
VIP Freedom 2050 Portfolio	$17,200	$-	$6,700	$500
VIP Freedom 2055 Portfolio	$17,300	$-	$7,000	$500
VIP Freedom 2060 Portfolio	$18,400	$-	$6,800	$500
VIP Freedom 2065 Portfolio	$17,300	$-	$7,000	$500
VIP Freedom Income Portfolio	$17,200	$-	$6,700	$500
VIP Freedom Lifetime Income I Portfolio	$15,100	$-	$6,900	$400
VIP Freedom Lifetime Income II Portfolio	$15,100	$-	$6,900	$400
VIP Freedom Lifetime Income III Portfolio	$15,100	$-	$6,900	$400
VIP Investment Grade Bond Portfolio	$35,300	$-	$9,100	$900
VIP Investment Grade Bond Portfolio II	$-	$-	$-	$-

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to VIP FundsManager 20% Portfolio,  VIP FundsManager 50% Portfolio, VIP FundsManager 60% Portfolio, VIP

FundsManager 70% Portfolio, VIP FundsManager 85% Portfolio,  VIP Government Money Market Portfolio, VIP Investor Freedom 2005 Portfolio, VIP Investor Freedom 2010 Portfolio, VIP Investor Freedom 2015 Portfolio, VIP Investor Freedom 2020 Portfolio,  VIP Investor Freedom 2025 Portfolio, VIP Investor Freedom 2030 Portfolio, VIP Investor Freedom Income Portfolio, VIP Strategic Income Portfolio and VIP Target Volatility Portfolio (the “Funds”):

Services Billed by PwC

December 31, 2022 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
VIP FundsManager 20% Portfolio	$29,400	$2,100	$6,900	$900
VIP FundsManager 50% Portfolio	$29,400	$2,100	$6,200	$900
VIP FundsManager 60% Portfolio	$29,400	$2,100	$6,200	$900
VIP FundsManager 70% Portfolio	$29,400	$2,100	$6,200	$900
VIP FundsManager 85% Portfolio	$29,400	$2,100	$6,200	$900
VIP Government Money Market Portfolio	$40,700	$3,100	$2,000	$1,400
VIP Investor Freedom 2005 Portfolio	$14,800	$1,500	$5,400	$600
VIP Investor Freedom 2010 Portfolio	$14,800	$1,500	$5,400	$600
VIP Investor Freedom 2015 Portfolio	$14,800	$1,500	$5,400	$600
VIP Investor Freedom 2020 Portfolio	$14,800	$1,500	$5,400	$600
VIP Investor Freedom 2025 Portfolio	$14,800	$1,500	$5,400	$600
VIP Investor Freedom 2030 Portfolio	$14,800	$1,500	$5,400	$600
VIP Investor Freedom Income Portfolio	$14,800	$1,500	$5,400	$600
VIP Strategic Income Portfolio	$88,400	$7,100	$10,100	$3,200
VIP Target Volatility Portfolio	$31,100	$2,300	$6,600	$1,000

December 31, 2021 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
VIP FundsManager 20% Portfolio	$28,700	$2,300	$6,000	$1,000
VIP FundsManager 50% Portfolio	$28,700	$2,300	$6,000	$1,000
VIP FundsManager 60% Portfolio	$28,700	$2,300	$6,000	$1,000
VIP FundsManager 70% Portfolio	$28,700	$2,300	$6,000	$1,000
VIP FundsManager 85% Portfolio	$28,700	$2,300	$6,000	$1,000
VIP Government Money Market Portfolio	$39,700	$3,300	$1,900	$1,400
VIP Investor Freedom 2005 Portfolio	$14,400	$1,600	$5,200	$700
VIP Investor Freedom 2010 Portfolio	$14,400	$1,600	$5,200	$700
VIP Investor Freedom 2015 Portfolio	$14,400	$1,600	$5,200	$700
VIP Investor Freedom 2020 Portfolio	$14,400	$1,600	$5,200	$700
VIP Investor Freedom 2025 Portfolio	$14,400	$1,600	$5,200	$700
VIP Investor Freedom 2030 Portfolio	$14,400	$1,600	$5,200	$700
VIP Investor Freedom Income Portfolio	$14,400	$1,600	$5,200	$700
VIP Strategic Income Portfolio	$88,400	$7,600	$10,800	$3,300
VIP Target Volatility Portfolio	$25,300	$2,400	$5,400	$1,100

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by Deloitte Entities and PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	December 31, 2022A	December 31, 2021A
Audit-Related Fees	$-	$-
Tax Fees	$-	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

Services Billed by PwC

	December 31, 2022A	December 31, 2021A
Audit-Related Fees	$7,914,600	$8,522,600
Tax Fees	$1,000	$354,200
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities and PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	December 31, 2022A	December 31, 2021A
Deloitte Entities	$633,800	$686,400
PwC	$13,019,000	$14,255,700

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities and PwC to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities and PwC in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities and PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Variable Insurance Products Fund V

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	February 21, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	February 21, 2023

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	February 21, 2023